UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Currency Income
Advantage Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Currency Income Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 34

Federal Tax Information	16

Special Meeting of Shareholders	35

Management and Organization	36

Important Notices	39

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2014, global equities, corporate credit and interest rates broadly rallied due to several key factors, most notably actions by major central banks around the globe in reaction to diverging economic trends.

In the U.S., economic data improved during the 12-month period. As a result, the Federal Reserve announced in December 2013 that it would begin tapering its quantitative easing program; it ultimately ended its bond purchases in October 2014. On the other hand, additional stimulus announcements from central banks in troubled developed markets, namely Europe and Japan, resulted in a positive environment for risk assets as well as broad U.S. dollar strength.

Emerging markets were influenced during the 12-month period by election results and geopolitical news. Indonesia and Turkey elected new presidents, while Brazil re-elected President Rousseff, who is unpopular with investors. Additional headlines out of emerging markets caused asset price volatility. These included tensions over Russia’s annexation of the Crimean Peninsula and its ongoing involvement in parts of eastern and southern Ukraine, as well as continued instability in the Middle East. In aggregate, emerging-market equities were flat, while emerging-market currencies were generally weaker versus the U.S. dollar.

Against this backdrop, the U.S. Treasury yield curve flattened and U.S. credit spreads generally narrowed. Overall, local interest rates were unchanged and credit spreads tightened modestly across emerging markets. Commodity prices tumbled during the period, driven by weakness in agricultural and energy commodities, as well as precious metals.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Currency Income Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.14%. By comparison, the Fund’s benchmark, the JPMorgan Emerging Local Markets Index Plus (ELMI+)2 (the Index), returned –3.64% during the period.

Asia was the Fund’s top-performance region, led by gains in the Sri Lankan rupee, Bangladesh taka and Indian rupee. Sri Lanka’s economy experienced positive growth during the 12-month period. The Indian rupee rebounded during the period after weakness during the previous fiscal year, thanks to new leadership at the central bank and business-friendly outcomes of elections.

Investments in the Middle East and North Africa also contributed positively to the Fund’s returns relative to the Index, led by gains in the Lebanese pound. Sub-Saharan Africa was also a contributor, driven by gains on the Kenyan schilling and Zambian kwacha.

Positions in Latin America also aided performance relative to the Index, led by gains on the Dominican peso and the Paraguayan guarani. In July, the Dominican Republic issued a local currency bond that generated strong interest among investors, fueling demand for pesos.

On the downside, investments in Eastern Europe detracted from Fund performance versus the Index, as losses on the Kazakhstani tenge and Russian ruble outweighed gains on Serbian dinar versus euro. Kazakhstan’s central bank devalued the currency in February, citing a declining current account surplus and plans for a more free-floating currency regime. Serbia continued to implement financial and political reforms on its path toward membership in the European Union.

Investments in Western Europe hurt Fund performance versus the Index, led by losses on the Norwegian krone. The Norwegian central bank lowered its economic growth forecast for 2015 and 2016 and ruled out any near-term increases in interest rates. The Dollar Bloc was also a negative contributor, as the New Zealand dollar weakened. The Fund’s investments in gold and platinum detracted, as prices of these precious metals declined. These positions were subsequently removed from the strategy early in the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Performance2,3

Portfolio Managers Michael A. Cirami, CFA, Eric Stein, CFA and John R. Baur

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	08/29/2013	08/29/2013	1.14%	—	2.69%
Class A with 4.75% Maximum Sales Charge	—	—	–3.67	—	–1.49
Class I at NAV	08/29/2013	08/29/2013	1.42	—	3.02
JPMorgan Emerging Local Markets Index Plus (ELMI+)	—	—	–3.64%	0.79%	–0.15%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				48.10%	47.80%
Net				1.40	1.10

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	08/29/2013	$258,876	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Fund Profile5

Foreign Currency Exposure (% of net assets)6

Uruguay	9.7%	Sweden	3.9%
India	9.6	Romania	3.9
Serbia	9.5	South Korea	3.9
Sri Lanka	9.4	Singapore	3.9
Lebanon	9.0	Dominican Republic	3.9
Poland	8.0	Norway	3.8
Mexico	7.9	Vietnam	3.7
Indonesia	7.9	Colombia	3.7
Philippines	7.8	Egypt	3.6
Peru	7.8	Georgia	2.8
Bangladesh	7.5	Israel	2.8
Iceland	7.3	Nigeria	2.4
Uganda	6.8	Mauritius	1.9
Kenya	6.0	Brazil	1.9
Zambia	6.0	Azerbaijan	1.2
China	5.1	Euro	–43.7
Chile	4.1	Total Long	188.8%
Turkey	4.1	Total Short	–43.7%
United Kingdom	4.0	Total Net	145.1%
Malaysia	4.0

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Emerging Local Markets Index Plus (ELMI+) is an unmanaged index of local currency money market instruments in emerging market countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/15. Without the reimbursement, if applicable, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,009.60	$7.09	**	1.40%
Class I	$1,000.00	$1,010.80	$5.58	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,019.70	$5.60	**	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Currency Income Advantage Portfolio, at value (identified cost, $2,349,045)	$2,328,020
Total assets	$2,328,020

Liabilities
Payable to affiliates:
Distribution and service fees	$21
Trustees’ fees	42
Due to affiliate	42,142
Accrued expenses	31,782
Total liabilities	$73,987
Net Assets	$2,254,033

Sources of Net Assets
Paid-in capital	$2,288,852
Accumulated net realized loss from Portfolio	(5,256)
Accumulated distributions in excess of net investment income	(8,538)
Net unrealized depreciation from Portfolio	(21,025)
Total	$2,254,033

Class A Shares
Net Assets	$83,288
Shares Outstanding	8,569
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.72
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.20

Class I Shares
Net Assets	$2,170,745
Shares Outstanding	223,048
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.73

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest allocated from Portfolio (net of foreign taxes, $5,446)	$124,053
Expenses allocated from Portfolio	(23,923)
Total investment income from Portfolio	$100,130

Expenses
Distribution and service fees
Class A	$79
Trustees’ fees and expenses	500
Custodian fee	9,935
Transfer and dividend disbursing agent fees	822
Legal and accounting services	22,203
Printing and postage	20,917
Registration fees	23,660
Miscellaneous	5,375
Total expenses	$83,491
Deduct —
Allocation of expenses to affiliates	$83,361
Total expense reductions	$83,361

Net expenses	$130

Net investment income	$100,000

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(23,413)
Futures contracts	(7,454)
Swap contracts	3,066
Foreign currency and forward foreign currency exchange contract transactions	7,489
Net realized loss	$(20,312)
Change in unrealized appreciation (depreciation) —
Investments	$(23,604)
Futures contracts	(710)
Swap contracts	(157)
Foreign currency and forward foreign currency exchange contracts	(9,817)
Net change in unrealized appreciation (depreciation)	$(34,288)

Net realized and unrealized loss	$(54,600)

Net increase in net assets from operations	$45,400

8	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2014	Period Ended October 31, 2013(1)
From operations —
Net investment income	$100,000	$3,261
Net realized gain (loss) from investment transactions, futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(20,312)	4,111
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(34,288)	13,263
Net increase in net assets from operations	$45,400	$20,635
Distributions to shareholders —
From net investment income
Class A	$(1,644)	$—
Class I	(113,127)	—
Tax return of capital
Class A	(304)	—
Class I	(17,292)	—
Total distributions to shareholders	$(132,367)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$75,167	$10,000
Class I	1,342,860	1,184,641
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,354	—
Class I	68,920	—
Cost of shares redeemed
Class A	(882)	—
Class I	(361,695)	—
Net increase in net assets from Fund share transactions	$1,125,724	$1,194,641

Net increase in net assets	$1,038,757	$1,215,276

Net Assets
At beginning of period	$1,215,276	$—
At end of period	$2,254,033	$1,215,276

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(8,538)	$10,381

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

9	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31, 2014	Period Ended October 31, 2013(1)
Net asset value — Beginning of period	$10.200	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.431	$0.026
Net realized and unrealized gain (loss)	(0.317)	0.174

Total income from operations	$0.114	$0.200

Less Distributions
From net investment income	$(0.520)	$—
Tax return of capital	(0.074)	—

Total distributions	$(0.594)	$—

Net asset value — End of period	$9.720	$10.200

Total Return(3)	1.14%	2.00	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83	$10
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.40%	1.40	%(8)
Net investment income	4.34%	1.50	%(8)
Portfolio Turnover of the Portfolio	55%	0	%(4)(9)

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 4.22% and 46.70% of average daily net assets for the year ended October 31, 2014 and the period ended October 31, 2013, respectively). Absent this reimbursement, total return would be lower.

(8)	Annualized.

(9)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

10	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31, 2014	Period Ended October 31, 2013(1)
Net asset value — Beginning of period	$10.210	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.459	$0.032
Net realized and unrealized gain (loss)	(0.318)	0.178

Total income from operations	$0.141	$0.210

Less Distributions
From net investment income	$(0.544)	$—
Tax return of capital	(0.077)	—

Total distributions	$(0.621)	$—

Net asset value — End of period	$9.730	$10.210

Total Return(3)	1.42%	2.10	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,171	$1,205
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.10%	1.10	%(8)
Net investment income	4.59%	1.84	%(8)
Portfolio Turnover of the Portfolio	55%	0	%(4)(9)

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 4.22% and 46.70% of average daily net assets for the year ended October 31, 2014 and the period ended October 31, 2013, respectively). Absent this reimbursement, total return would be lower.

(8)	Annualized.

(9)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

11	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Currency Income Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Currency Income Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (4.3% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from

12

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Notes to Financial Statements — continued

U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended October 31, 2014 and for the period from the start of business, August 29, 2013, to October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$114,771	$—
Tax return of capital	$17,596	$—

During the year ended October 31, 2014, accumulated net realized loss was decreased by $16,070, accumulated distributions in excess of net investment income was increased by $4,148 and paid-in capital was decreased by $11,922 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, dividend redesignations, accretion of market discount, foreign currency gain (loss), the Portfolio’s investment in a subsidiary, partnership allocations and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized depreciation	$(34,819)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization, accretion of market discount, partnership allocations, foreign currency transactions and tax straddles.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2014, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.40% and 1.10% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2015. Pursuant to this agreement, EVM was allocated $83,361 of the Fund’s operating expenses for the year ended October 31, 2014.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $52 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $427 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and

13

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $79 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,728,408 and $540,851, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2014	Period Ended October 31, 2013(1)

Sales	7,520	1,000
Issued to shareholders electing to receive payments of distributions in Fund shares	139	—
Redemptions	(90)	—

Net increase	7,569	1,000

Class I	Year Ended October 31, 2014	Period Ended October 31, 2013(1)

Sales	134,246	118,071
Issued to shareholders electing to receive payments of distributions in Fund shares	6,975	—
Redemptions	(36,244)	—

Net increase	104,977	118,071

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

At October 31, 2014, EVM owned 43.2% of the value of the outstanding shares of the Fund.

14

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Currency Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Currency Income Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Currency Income Advantage Fund as of October 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2014

15

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Currency Income Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments

Foreign Government Bonds — 40.5%

Security	Principal Amount (000’s omitted)		Value

Bangladesh — 7.5%
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	29,600	$384,855
Bangladesh Treasury Bond, 10.10%, 6/11/19	BDT	15,100	199,965
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	140,000	1,918,257
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	30,100	414,459
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	10,100	139,460
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	52,600	732,959
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	5,400	75,132
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	12,400	173,088

Total Bangladesh			$4,038,175

Colombia — 0.6%
Titulos De Tesoreria B, 5.25%, 11/11/15	COP	683,000	$333,183

Total Colombia			$333,183

Dominican Republic — 3.9%
Dominican Republic Central Bank Note, 12.00%, 4/5/19(1)	DOP	12,260	$289,688
Dominican Republic International Bond, 11.50%, 5/10/24(1)	DOP	6,000	143,098
Dominican Republic International Bond, 14.00%, 4/30/21(1)	DOP	7,000	178,284
Dominican Republic International Bond, 14.50%, 2/10/23(1)	DOP	1,800	46,685
Dominican Republic International Bond, 14.50%, 2/10/23(2)	DOP	13,800	357,922
Dominican Republic International Bond, 15.95%, 6/4/21(1)	DOP	6,500	184,978
Dominican Republic International Bond, 18.50%, 2/4/28(2)	DOP	28,600	866,320
Dominican Republic International Bond, 18.50%, 2/4/28(1)	DOP	900	27,262

Total Dominican Republic			$2,094,237

Iceland — 7.1%
Republic of Iceland, 6.25%, 2/5/20	ISK	175,095	$1,150,978
Republic of Iceland, 7.25%, 10/26/22	ISK	181,545	1,240,598
Republic of Iceland, 8.75%, 2/26/19	ISK	203,944	1,468,912

Total Iceland			$3,860,488

Philippines — 1.2%
Republic of the Philippines, 4.95%, 1/15/21	PHP	28,000	$645,864

Total Philippines			$645,864

Security	Principal Amount (000’s omitted)		Value

Serbia — 4.1%
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	202,440	$2,202,435

Total Serbia			$2,202,435

Sri Lanka — 7.6%
Sri Lanka Government Bond, 5.65%, 1/15/19	LKR	67,600	$486,461
Sri Lanka Government Bond, 6.50%, 7/15/15	LKR	44,900	344,447
Sri Lanka Government Bond, 8.50%, 2/1/18	LKR	321,000	2,552,857
Sri Lanka Government Bond, 11.75%, 3/15/15	LKR	95,750	747,259

Total Sri Lanka			$4,131,024

Turkey — 1.3%
Turkey Government Bond, 6.50%, 1/7/15	TRY	1,556	$699,365

Total Turkey			$699,365

Uganda — 0.9%
Uganda Government Bond, 14.125%, 12/1/16	UGX	1,265,800	$473,908

Total Uganda			$473,908

Uruguay — 2.6%
Monetary Regulation Bill, 0.00%, 8/20/15	UYU	7,085	$264,056
Monetary Regulation Bill, 0.00%, 10/8/15	UYU	4,990	182,887
Monetary Regulation Bill, 0.00%, 1/14/16	UYU	1,000	35,482
Monetary Regulation Bill, 0.00%, 4/21/16	UYU	1,655	56,892
Uruguay Notas Del Tesoro, 9.50%, 1/27/16	UYU	6,840	272,682
Uruguay Notas Del Tesoro, 11.00%, 3/21/17	UYU	15,410	614,740

Total Uruguay			$1,426,739

Vietnam — 3.7%
Vietnam Government Bond, 12.10%, 1/16/15	VND	41,881,000	$1,997,881

Total Vietnam			$1,997,881

Total Foreign Government Bonds (identified cost $21,979,489)			$21,903,299

17	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Foreign Corporate Bonds — 1.0%

Security	Principal Amount (000’s omitted)		Value

Supranational — 1.0%
International Bank for Reconstruction & Development, 3.40%, 4/15/17(3)	UYU	12,797	$541,473

Total Supranational			$541,473

Total Foreign Corporate Bonds (identified cost $568,376)			$541,473

Short-Term Investments — 55.9%

Foreign Government Securities — 35.4%

Security	Principal Amount (000’s omitted)		Value

Georgia — 2.8%
Georgia Treasury Bill, 0.00%, 1/22/15	GEL	2,651	$1,501,684

Total Georgia			$1,501,684

Kenya — 2.3%
Kenya Treasury Bill, 0.00%, 12/1/14	KES	21,700	$241,113
Kenya Treasury Bill, 0.00%, 3/2/15	KES	91,000	989,561

Total Kenya			$1,230,674

Lebanon — 9.0%
Lebanon Treasury Bill, 0.00%, 12/4/14	LBP	3,682,000	$2,425,837
Lebanon Treasury Bill, 0.00%, 1/1/15	LBP	1,082,000	710,666
Lebanon Treasury Bill, 0.00%, 4/9/15	LBP	878,900	569,724
Lebanon Treasury Bill, 0.00%, 7/9/15	LBP	1,848,300	1,183,346

Total Lebanon			$4,889,573

Malaysia — 4.0%
Bank Negara Monetary Note, 0.00%, 12/11/14	MYR	7,076	$2,144,300

Total Malaysia			$2,144,300

Mauritius — 1.9%
Mauritius Treasury Bill, 0.00%, 2/13/15	MUR	32,800	$1,042,236

Total Mauritius			$1,042,236

Mexico — 2.6%
Mexico Cetes, 0.00%, 2/5/15	MXN	2,784	$205,171
Mexico Cetes, 0.00%, 5/28/15	MXN	16,200	1,182,599

Total Mexico			$1,387,770

Security	Principal Amount (000’s omitted)		Value

Nigeria — 2.4%
Nigeria Treasury Bill, 0.00%, 11/6/14	NGN	215,000	$1,297,159

Total Nigeria			$1,297,159

South Korea — 0.6%
Korea Monetary Stabilization Bond, 2.74%, 2/2/15	KRW	328,010	$307,459

Total South Korea			$307,459

Sri Lanka — 1.8%
Sri Lanka Treasury Bill, 0.00%, 12/26/14	LKR	36,400	$276,141
Sri Lanka Treasury Bill, 0.00%, 1/9/15	LKR	68,660	519,753
Sri Lanka Treasury Bill, 0.00%, 6/19/15	LKR	21,750	160,470

Total Sri Lanka			$956,364

Turkey — 1.6%
Turkey Government Bond, 10.00%, 6/17/15	TRY	1,938	$881,305

Total Turkey			$881,305

Uganda — 1.9%
Uganda Treasury Bill, 0.00%, 2/19/15	UGX	1,424,100	$509,564
Uganda Treasury Bill, 0.00%, 9/17/15	UGX	1,635,600	541,562

Total Uganda			$1,051,126

Uruguay — 4.1%
Monetary Regulation Bill, 0.00%, 12/18/14	UYU	5,950	$242,838
Monetary Regulation Bill, 0.00%, 2/20/15	UYU	1,160	46,233
Monetary Regulation Bill, 0.00%, 8/14/15	UYU	51,727	1,929,917

Total Uruguay			$2,218,988

Zambia — 0.4%
Zambia Treasury Bill, 0.00%, 6/15/15	ZMW	1,590	$229,584

Total Zambia			$229,584

Total Foreign Government Securities (identified cost $19,477,885)			$19,138,222

U.S. Treasury Obligations — 9.8%

Security	Principal Amount (000’s omitted)		Value
U.S. Treasury Bill, 0.00%, 12/4/14		$300	$300,000
U.S. Treasury Bill, 0.00%, 12/11/14(4)		5,000	4,999,985

Total U.S. Treasury Obligations (identified cost $5,299,915)			$5,299,985

18	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Other — 10.7%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(5)	$5,780	$5,779,929

Total Other (identified cost $5,779,929)		$5,779,929

Total Short-Term Investments (identified cost $30,557,729)		$30,218,136

Total Investments — 97.4% (identified cost $53,105,594)		$52,662,908

Other Assets, Less Liabilities — 2.6%		$1,412,995

Net Assets — 100.0%		$54,075,903

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BDT	–	Bangladesh Taka
COP	–	Colombian Peso
DOP	–	Dominican Peso
GEL	–	Georgian Lari
ISK	–	Icelandic Krona
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MUR	–	Mauritian Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZMW	–	Zambian Kwacha

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $869,995 or 1.6% of the Portfolio’s net assets.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2014, the aggregate value of these securities is $1,224,242 or 2.3% of the Portfolio’s net assets.

(3)

Inflation linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(4)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

19	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2014

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $47,325,665)	$46,882,979
Affiliated investment, at value (identified cost, $5,779,929)	5,779,929
Cash	352,084
Foreign currency, at value (identified cost, $454,855)	449,276
Interest receivable	673,579
Interest receivable from affiliated investment	1,368
Receivable for open forward foreign currency exchange contracts	1,175,652
Receivable from affiliate	6,629
Total assets	$55,321,496

Liabilities
Payable for open forward foreign currency exchange contracts	$1,104,731
Payable to affiliates:
Investment adviser fee	41,232
Trustees’ fees	247
Accrued expenses	99,383
Total liabilities	$1,245,593
Net Assets applicable to investors’ interest in Portfolio	$54,075,903

Sources of Net Assets
Investors’ capital	$54,465,193
Net unrealized depreciation	(389,290)
Total	$54,075,903

20	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2014

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest (net of foreign taxes, $124,696)	$2,961,276
Interest allocated from affiliated investment	12,931
Expenses allocated from affiliated investment	(1,561)
Total investment income	$2,972,646

Expenses
Investment adviser fee	$481,787
Trustees’ fees and expenses	2,650
Custodian fee	187,656
Legal and accounting services	92,135
Miscellaneous	14,372
Total expenses	$778,600
Deduct —
Allocation of expenses to affiliate	$190,488
Reduction of custodian fee	439
Total expense reductions	$190,927

Net expenses	$587,673

Net investment income	$2,384,973

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(507,397)
Investment transactions allocated from affiliated investment	131
Futures contracts	(225,013)
Swap contracts	66,199
Foreign currency and forward foreign currency exchange contract transactions	140,467
Net realized loss	$(525,613)
Change in unrealized appreciation (depreciation) —
Investments	$(619,807)
Futures contracts	(23,850)
Swap contracts	(7,597)
Foreign currency and forward foreign currency exchange contracts	(425,419)
Net change in unrealized appreciation (depreciation)	$(1,076,673)

Net realized and unrealized loss	$(1,602,286)

Net increase in net assets from operations	$782,687

21	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2014

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2014	Period Ended October 31, 2013(1)
From operations —
Net investment income	$2,384,973	$132,950
Net realized gain (loss) from investment transactions, futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(525,613)	210,035
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(1,076,673)	687,383
Net increase in net assets from operations	$782,687	$1,030,368
Capital transactions —
Contributions	$1,728,408	$51,121,654
Withdrawals	(540,851)	(46,363)
Net increase in net assets from capital transactions	$1,187,557	$51,075,291

Net increase in net assets	$1,970,244	$52,105,659

Net Assets
At beginning of period	$52,105,659	$—
At end of period	$54,075,903	$52,105,659

(1)	For the period from the start of business, August 26, 2013, to October 31, 2013.

22	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2014

Consolidated Supplementary Data

Ratios/Supplemental Data	Year Ended October 31, 2014	Period Ended October 31, 2013(1)
Ratios (as a percentage of average daily net assets):
Expenses(2)(3)	1.10%	1.40	%(4)
Net investment income	4.45%	1.46	%(4)
Portfolio Turnover	55%	0	%(5)

Total Return	1.45%	2.00	%(5)

Net assets, end of period (000’s omitted)	$54,076	$52,106

(1)	For the period from the start of business, August 26, 2013, to October 31, 2013.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.36% and 0.79% of average daily net assets for the year ended October 31, 2014 and the period ended October 31, 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Annualized.

(5)	Not annualized.

23	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Currency Income Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Currency Income Advantage Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund and Eaton Vance Short Duration Strategic Income Fund held an interest of 4.3%, 15.3% and 80.4%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CIA Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2014 were $447,058 or 0.8% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.

24

Currency Income Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

25

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Notes to Consolidated Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.90% of its respective average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $481,787 or 0.90% of the Portfolio’s consolidated average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $190,488 of the Portfolio’s operating expenses for the year ended October 31, 2014. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, aggregated $15,712,702 and $8,336,436, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$54,473,174

Gross unrealized appreciation	$469,334
Gross unrealized depreciation	(2,132,542)

Net unrealized depreciation	$(1,663,208)

The net unrealized depreciation on foreign currency at October 31, 2014 on a federal income tax basis was $141,254.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/3/14	Chilean Peso 595,901,296	United States Dollar 1,027,104	BNP Paribas	$—	$(8,489)	$(8,489)
11/3/14	Chilean Peso 595,901,296	United States Dollar 1,033,385	Citibank, N.A.	—	(2,209)	(2,209)
11/3/14	United States Dollar 1,033,385	Chilean Peso 595,901,296	BNP Paribas	2,209	—	2,209

26

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/3/14	United States Dollar 1,036,350	Chilean Peso 595,901,296	Citibank, N.A.	$—	$(756)	$(756)
11/4/14	Brazilian Real 2,519,000	United States Dollar 1,008,407	Morgan Stanley & Co. International PLC	—	(8,180)	(8,180)
11/4/14	Brazilian Real 2,519,000	United States Dollar 1,030,603	Standard Chartered Bank	14,016	—	14,016
11/4/14	United States Dollar 1,030,603	Brazilian Real 2,519,000	Morgan Stanley & Co. International PLC	—	(14,016)	(14,016)
11/4/14	United States Dollar 1,087,933	Brazilian Real 2,519,000	Standard Chartered Bank	—	(71,346)	(71,346)
11/5/14	Euro 2,740,575	Romanian Leu 12,212,000	BNP Paribas	35,462	—	35,462
11/5/14	Romanian Leu 3,791,000	Euro 858,761	Bank of America, N.A.	—	(986)	(986)
11/5/14	Romanian Leu 3,575,000	Euro 808,930	BNP Paribas	—	(2,060)	(2,060)
11/5/14	Romanian Leu 4,846,000	Euro 1,087,574	BNP Paribas	—	(14,007)	(14,007)
11/5/14	United States Dollar 1,286,893	Philippine Peso 56,160,000	Deutsche Bank AG	—	(35,666)	(35,666)
11/5/14	United States Dollar 2,411,274	Philippine Peso 105,228,000	Standard Chartered Bank	—	(66,827)	(66,827)
11/12/14	Euro 601,790	United States Dollar 808,001	Citibank, N.A.	53,829	—	53,829
11/12/14	United States Dollar 788,079	Mexican Peso 10,506,979	BNP Paribas	—	(8,219)	(8,219)
11/14/14	United States Dollar 321,881	Indian Rupee 19,790,000	Citibank, N.A.	30	—	30
11/14/14	United States Dollar 282,569	Indian Rupee 17,373,000	Deutsche Bank AG	26	—	26
11/14/14	United States Dollar 1,895,869	Indian Rupee 117,487,000	Standard Chartered Bank	15,214	—	15,214
11/17/14	United States Dollar 1,841,371	South Korean Won 1,916,775,000	BNP Paribas	—	(52,922)	(52,922)
11/20/14	United States Dollar 1,858,315	Indonesian Rupiah 22,022,890,000	BNP Paribas	—	(39,193)	(39,193)
11/20/14	United States Dollar 1,699,396	Indonesian Rupiah 20,136,140,000	Standard Chartered Bank	—	(36,122)	(36,122)
11/21/14	Euro 1,699,072	United States Dollar 2,182,144	Bank of America, N.A.	52,720	—	52,720
11/21/14	Euro 1,081,718	United States Dollar 1,379,109	Bank of America, N.A.	23,407	—	23,407
11/21/14	Euro 312,654	United States Dollar 414,885	Bank of America, N.A.	23,040	—	23,040
11/21/14	Euro 51,010	United States Dollar 68,018	Bank of America, N.A.	4,088	—	4,088
11/21/14	Euro 135,664	United States Dollar 171,073	Bank of America, N.A.	1,047	—	1,047

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/21/14	United States Dollar 272,643	Chilean Peso 160,382,000	BNP Paribas	$5,624	$—	$5,624
11/21/14	United States Dollar 411,745	Chilean Peso 242,527,000	Citibank, N.A.	9,045	—	9,045
11/21/14	United States Dollar 1,776,020	Indian Rupee 109,909,000	Standard Chartered Bank	10,237	—	10,237
11/21/14	United States Dollar 754,516	Indonesian Rupiah 9,297,900,000	Deutsche Bank AG	13,419	—	13,419
11/24/14	United States Dollar 2,124,801	Singapore Dollar 2,696,000	Standard Chartered Bank	—	(26,485)	(26,485)
11/26/14	Euro 1,868,000	United States Dollar 2,506,067	Morgan Stanley & Co. International PLC	164,854	—	164,854
11/26/14	Euro 76,533	United States Dollar 99,220	Standard Chartered Bank	3,299	—	3,299
11/28/14	United States Dollar 1,556,072	Israeli Shekel 5,680,209	BNP Paribas	—	(61,300)	(61,300)
12/2/14	United States Dollar 1,000,636	Brazilian Real 2,519,000	Morgan Stanley & Co. International PLC	7,239	—	7,239
12/4/14	British Pound Sterling 1,203,000	Euro 1,496,939	Standard Chartered Bank	—	(47,722)	(47,722)
12/4/14	Euro 3,228,198	British Pound Sterling 2,569,000	Deutsche Bank AG	62,437	—	62,437
12/9/14	United States Dollar 907,085	Indian Rupee 55,568,000	Citibank, N.A.	—	(6,108)	(6,108)
12/11/14	Euro 1,695,109	Norwegian Krone 13,960,000	Standard Chartered Bank	—	(57,652)	(57,652)
12/11/14	Euro 1,698,548	Swedish Krona 15,615,000	Deutsche Bank AG	—	(14,212)	(14,212)
12/11/14	New Zealand Dollar 2,530,000	United States Dollar 2,072,007	Standard Chartered Bank	106,933	—	106,933
12/11/14	United States Dollar 2,076,396	New Zealand Dollar 2,530,000	Morgan Stanley & Co. International PLC	—	(111,322)	(111,322)
12/12/14	Euro 768,249	United States Dollar 994,490	BNP Paribas	31,524	—	31,524
12/15/14	United States Dollar 1,668,261	Yuan Offshore Renminbi 10,290,000	Citibank, N.A.	5,081	—	5,081
12/15/14	United States Dollar 1,094,591	Yuan Offshore Renminbi 6,751,000	Deutsche Bank AG	3,245	—	3,245
12/22/14	United States Dollar 464,440	Chilean Peso 273,927,000	Morgan Stanley & Co. International PLC	9,567	—	9,567
12/23/14	United States Dollar 1,998,902	Kenyan Shilling 182,000,000	Citibank, N.A.	15,150	—	15,150
12/26/14	United States Dollar 2,304,937	Peruvian New Sol 6,715,433	BNP Paribas	—	(21,043)	(21,043)
12/26/14	United States Dollar 1,958,441	Peruvian New Sol 5,702,000	Citibank, N.A.	—	(19,212)	(19,212)
1/12/15	United States Dollar 106,464	Ugandan Shilling 291,180,000	Citibank, N.A.	—	(928)	(928)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/12/15	United States Dollar 421,375	Ugandan Shilling 1,150,355,000	Standard Chartered Bank	$—	$(4,436)	$(4,436)
1/13/15	United States Dollar 1,655,052	Colombian Peso 3,398,649,658	Citibank, N.A.	—	(14,816)	(14,816)
1/14/15	United States Dollar 421,110	Egyptian Pound 3,072,000	Citibank, N.A.	1,416	—	1,416
1/20/15	Euro 3,430,720	Polish Zloty 14,574,899	BNP Paribas	10,457	—	10,457
1/28/15	United States Dollar 2,114,491	Mexican Peso 28,774,000	Standard Chartered Bank	11,601	—	11,601
1/30/15	United States Dollar 1,018,896	Chilean Peso 595,901,296	BNP Paribas	8,651	—	8,651
2/4/15	Euro 855,582	Romanian Leu 3,791,000	Bank of America, N.A.	663	—	663
2/4/15	United States Dollar 1,531,694	Egyptian Pound 11,212,000	Citibank, N.A.	1,561	—	1,561
2/5/15	Kazakhstani Tenge 174,193,000	United States Dollar 929,773	Deutsche Bank AG	36,646	—	36,646
2/5/15	United States Dollar 1,049,355	Kazakhstani Tenge 174,193,000	Deutsche Bank AG	—	(156,228)	(156,228)
2/6/15	United States Dollar 322,581	Uruguayan Peso 8,000,000	Citibank, N.A.	—	(996)	(996)
2/13/15	United States Dollar 321,932	Uruguayan Peso 8,000,000	Citibank, N.A.	—	(1,064)	(1,064)
2/23/15	Argentine Peso 1,000,000	United States Dollar 96,432	Citibank, N.A.	—	(8,728)	(8,728)
2/23/15	Argentine Peso 1,000,000	United States Dollar 96,395	Citibank, N.A.	—	(8,765)	(8,765)
2/23/15	United States Dollar 172,414	Argentine Peso 2,000,000	Citibank, N.A.	37,907	—	37,907
2/24/15	Argentine Peso 390,000	United States Dollar 37,346	Citibank, N.A.	—	(3,612)	(3,612)
2/24/15	Argentine Peso 610,000	United States Dollar 58,329	Citibank, N.A.	—	(5,734)	(5,734)
2/24/15	United States Dollar 86,207	Argentine Peso 1,000,000	Citibank, N.A.	18,813	—	18,813
2/25/15	Argentine Peso 1,000,000	United States Dollar 95,841	Citibank, N.A.	—	(9,040)	(9,040)
2/25/15	Argentine Peso 1,000,000	United States Dollar 95,547	Citibank, N.A.	—	(9,333)	(9,333)
2/25/15	Argentine Peso 2,000,000	United States Dollar 192,604	Citibank, N.A.	—	(17,156)	(17,156)
2/25/15	United States Dollar 346,320	Argentine Peso 4,000,000	Citibank, N.A.	73,200	—	73,200
3/19/15	Euro 621,229	Serbian Dinar 76,815,000	Citibank, N.A.	12,364	—	12,364
3/19/15	Euro 1,453,724	Serbian Dinar 183,460,000	Deutsche Bank AG	67,133	—	67,133

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

3/23/15	United States Dollar 793,675	Zambian Kwacha 5,270,000	Standard Chartered Bank	$2,356	$—	$2,356
3/31/15	Euro 818,937	Romanian Leu 3,650,000	BNP Paribas	3,970	—	3,970
4/30/15	United States Dollar 394,945	Uruguayan Peso 10,000,000	Citibank, N.A.	—	(3,342)	(3,342)
5/21/15	New Turkish Lira 3,902,000	United States Dollar 1,627,334	BNP Paribas	—	(54,976)	(54,976)
5/21/15	United States Dollar 2,201,403	New Turkish Lira 5,334,000	Standard Chartered Bank	98,300	—	98,300
6/11/15	United States Dollar 213,664	Zambian Kwacha 1,595,000	Standard Chartered Bank	20,032	—	20,032
6/12/15	United States Dollar 132,468	Zambian Kwacha 969,000	Citibank, N.A.	9,456	—	9,456
6/12/15	United States Dollar 241,334	Zambian Kwacha 1,697,300	Citibank, N.A.	7,260	—	7,260
6/12/15	United States Dollar 98,779	Zambian Kwacha 703,800	Citibank, N.A.	4,303	—	4,303
6/15/15	United States Dollar 1,715,509	Ugandan Shilling 4,757,107,045	Citibank, N.A.	—	(79,523)	(79,523)
6/17/15	United States Dollar 238,275	Zambian Kwacha 1,755,000	Standard Chartered Bank	18,301	—	18,301
6/18/15	United States Dollar 672,464	Zambian Kwacha 4,766,200	Standard Chartered Bank	24,086	—	24,086
6/18/15	United States Dollar 327,144	Zambian Kwacha 2,393,700	Standard Chartered Bank	22,680	—	22,680
6/18/15	United States Dollar 139,483	Zambian Kwacha 1,017,000	Standard Chartered Bank	9,145	—	9,145
10/8/15	United States Dollar 621,774	Azerbaijani Manat 506,000	Standard Bank PLC	2,609	—	2,609

				$1,175,652	$(1,104,731)	$70,921

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Commodity Risk:  During the year ended October 31, 2014, the Portfolio invested in commodity futures contracts that provided exposure to the investment returns of certain commodities. Commodity futures contracts were used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Foreign Exchange Risk:  During the year ended October 31, 2014, the Portfolio entered into forward foreign currency exchange contracts and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $1,104,731. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $281,998 at October 31, 2014.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master

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Notes to Consolidated Financial Statements — continued

Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$1,175,652	(1)	$(1,104,731	)(2)

Total Derivatives subject to master netting or similar agreements	$1,175,652		$(1,104,731)

(1)	Consolidated Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Consolidated Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for assets and pledged by the Portfolio (and Subsidiary) for liabilities as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$104,965	$(986)	$—	$—	$103,979
BNP Paribas	97,897	(97,897)	—	—	—
Citibank, N.A.	249,415	(191,322)	—	—	58,093
Deutsche Bank AG	182,906	(182,906)	—	—	—
Morgan Stanley & Co. International PLC	181,660	(133,518)	—	—	48,142
Standard Bank PLC	2,609	—	—	—	2,609
Standard Chartered Bank	356,200	(310,590)	—	—	45,610

	$1,175,652	$(917,219)	$—	$—	$258,433

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October 31, 2014

Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(986)	$986	$—	$—	$—
BNP Paribas	(262,209)	97,897	—	—	(164,312)
Citibank, N.A.	(191,322)	191,322	—	—	—
Deutsche Bank AG	(206,106)	182,906	—	—	(23,200)
Morgan Stanley & Co. International PLC	(133,518)	133,518	—	—	—
Standard Chartered Bank	(310,590)	310,590	—	—	—

	$(1,104,731)	$917,219	$—	$—	$(187,512)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(C)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2014 was as follows:

Consolidated Statement of Operations Caption	Commodity	Foreign Exchange

Net realized gain (loss) —
Futures contracts	$(225,013)	$—
Swap contracts	—	66,199
Foreign currency and forward foreign currency exchange contract transactions	—	377,936

Total	$(225,013)	$444,135

Change in unrealized appreciation (depreciation) —
Futures contracts	$(23,850)	$—
Swap contracts	—	(7,597)
Foreign currency and forward foreign currency exchange contract transactions	—	(411,595)

Total	$(23,850)	$(419,192)

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Forward Foreign Currency Exchange Contracts	Swap Contracts

$557,000	$79,160,000	$599,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

32

Currency Income Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$21,903,299	$—	$21,903,299
Foreign Corporate Bonds	—	541,473	—	541,473
Short-Term Investments —
Foreign Government Securities	—	19,138,222	—	19,138,222
U.S. Treasury Obligations	—	5,299,985	—	5,299,985
Other	—	5,779,929	—	5,779,929

Total Investments	$—	$52,662,908	$—	$52,662,908

Forward Foreign Currency Exchange Contracts	$—	$1,175,652	$—	$1,175,652

Total	$—	$53,838,560	$—	$53,838,560

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,104,731)	$—	$(1,104,731)

Total	$—	$(1,104,731)	$—	$(1,104,731)

The Portfolio held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

33

Currency Income Advantage Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Currency Income Advantage Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Currency Income Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2014, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Currency Income Advantage Portfolio and subsidiary as of October 31, 2014, the results of their operations for the year then ended, and the changes in their net assets and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2014

34

Eaton Vance Currency Income Advantage Fund

Currency Income Advantage Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Currency Income Advantage Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	241,168	0
Cynthia E. Frost	241,168	0
George J. Gorman	241,168	0
Valerie A. Mosley	241,168	0
Harriett Tee Taggart	241,168	0

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Currency Income Advantage Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	98.93%	1.07%
Cynthia E. Frost	98.86%	1.14%
George J. Gorman	98.84%	1.16%
Valerie A. Mosley	98.84%	1.16%
Harriett Tee Taggart	98.94%	1.06%

35

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Currency Income Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

36

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

John R. Baur 1970	President of the Portfolio	2012	Vice President of EVM and BMR.

37

Eaton Vance

Currency Income Advantage Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

39

This Page Intentionally Left Blank

Investment Adviser of Currency Income Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Currency Income Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7856    10.31.14

Eaton Vance

Diversified Currency

Income Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Diversified Currency Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 41

Federal Tax Information	18

Special Meeting of Shareholders	42

Management and Organization	43

Important Notices	46

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2014, global equities, corporate credit and interest rates broadly rallied due to several key factors, most notably actions by major central banks around the globe in reaction to diverging economic trends.

In the U.S., economic data improved during the 12-month period. As a result, the Federal Reserve announced in December 2013 that it would begin tapering its quantitative easing program; it ultimately ended its bond purchases in October 2014. On the other hand, additional stimulus announcements from central banks in troubled developed markets, namely Europe and Japan, resulted in a positive environment for risk assets as well as broad U.S. dollar strength.

Emerging markets were influenced during the 12-month period by election results and geopolitical news. Indonesia and Turkey elected new presidents, while Brazil re-elected President Rousseff, who is unpopular with investors. Additional headlines out of emerging markets caused asset price volatility. These included tensions over Russia’s annexation of the Crimean Peninsula and its ongoing involvement in parts of eastern and southern Ukraine, as well as continued instability in the Middle East. In aggregate, emerging-market equities were flat, while emerging-market currencies were generally weaker versus the U.S. dollar.

Against this backdrop, the U.S. Treasury yield curve flattened and U.S. credit spreads generally narrowed. Overall, local interest rates were unchanged and credit spreads tightened modestly across emerging markets. Commodity prices tumbled during the period, driven by weakness in agricultural and energy commodities, as well as precious metals.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Diversified Currency Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.63%. By comparison, the Fund’s primary benchmark, the JPMorgan Emerging Local Markets Index Plus (ELMI+)2 (the Index), returned -3.64% during the period.

Asia was the Fund’s top-performance region, led by gains in the Sri Lankan rupee, Bangladesh taka and Indian rupee. Sri Lanka’s economy experienced positive growth during the

12-month period. The Indian rupee rebounded during the period after weakness during the previous fiscal year, thanks to new leadership at the central bank and business-friendly outcomes of elections.

Investments in the Middle East and North Africa also contributed positively to Fund returns, led by gains in the Lebanese pound and Jordanian dinar. Investments in Eastern Europe also aided Fund performance; a position in the Serbian dinar was helpful, as the currency appreciated versus the euro. Serbia continued to implement financial and political reforms on its path toward membership in the European Union.

Positions in Latin America did not meaningfully impact Fund performance versus the Index, as gains on the Dominican peso were largely offset by losses on the Colombian peso and Uruguayan peso. In July, the Dominican Republic issued a local currency bond that generated strong interest among investors, fueling demand for pesos. On the other hand, Uruguay is feeling the effects of economic problems in neighboring Brazil and Argentina.

Investments in Western Europe were also relatively flat, as gains on the Icelandic krona were largely offset by losses on the Norwegian krone. Iceland continued to recover from the 2008 collapse of its banking system. Meanwhile, the Norwegian central bank lowered its economic growth forecast for 2015 and 2016 and ruled out any near-term increases in interest rates.

On the downside, the Dollar Bloc was a negative contributor, as the New Zealand dollar weakened. Sub-Saharan Africa was also a detractor driven by losses on the Ghanaian cedi, as growing concerns over a rising current account and budget deficits drove further currency weakness. The Fund’s investments in gold and platinum detracted, as prices of these precious metals declined. These positions were subsequently removed from the strategy early in the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Performance3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/27/2007	06/27/2007	0.63%	1.84%	5.13%
Class A with 4.75% Maximum Sales Charge	—	—	–4.17	0.86	4.43
Class C at NAV	03/01/2011	06/27/2007	–0.14	1.25	4.71
Class C with 1% Maximum Sales Charge	—	—	–1.10	1.25	4.71
Class I at NAV	03/01/2011	06/27/2007	0.97	2.06	5.28
JPMorgan Emerging Local Markets Index Plus (ELMI+)	—	—	–3.64%	0.79%	2.75%
Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index	—	—	–3.75	0.49	1.09

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.26%	1.96%	0.96%
Net			1.10	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	06/27/2007	$14,025	N.A.
Class I	$250,000	06/27/2007	$365,001	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Fund Profile5

Foreign Currency Exposure (% of net assets)6

Lebanon	5.5%	Sweden	2.2%
India	5.5	South Korea	2.2
Uruguay	5.0	Colombia	2.2
Poland	4.8	Dominican Republic	2.2
Indonesia	4.5	Norway	2.2
Philippines	4.5	Romania	2.2
Mexico	4.5	Chile	1.7
Peru	4.5	Georgia	1.7
Serbia	4.5	Bosnia and Herzegovina	1.6
Bangladesh	4.5	Israel	1.6
Sri Lanka	4.1	Nigeria	1.4
Uganda	3.9	Mauritius	1.3
Zambia	3.4	Brazil	1.3
Kenya	3.3	Azerbaijan	1.3
Iceland	3.2	Costa Rica	0.8
China	2.9	Egypt	0.4
Turkey	2.3	Thailand	0.0 *
United Kingdom	2.3	Taiwan	0.0 *
Jordan	2.3	Euro	–25.6

Vietnam	2.3	Total Long	108.7%

Singapore	2.3	Total Short	–25.6%

Malaysia	2.3	Total Net	83.1%

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Emerging Local Markets Index Plus (ELMI+) is an unmanaged index of local currency money market instruments in emerging market countries. Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index is an unmanaged index tracking the performance of 1-month FX positions in a basket of currencies versus the U.S. dollar. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/15. Without the reimbursement, if applicable, performance would have been lower.
[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,007.60	$5.57	**	1.10%
Class C	$1,000.00	$1,003.70	$9.09	**	1.80%
Class I	$1,000.00	$1,009.30	$4.05	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60	**	1.10%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator, expenses would be higher.

6

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in International Income Portfolio, at value (identified cost, $602,529,789)	$592,551,832
Receivable for Fund shares sold	789,149
Receivable from affiliate	88,801
Total assets	$593,429,782

Liabilities
Payable for Fund shares redeemed	$5,496,991
Payable to affiliates:
Distribution and service fees	84,078
Trustees’ fees	42
Accrued expenses	149,443
Total liabilities	$5,730,554
Net Assets	$587,699,228

Sources of Net Assets
Paid-in capital	$620,221,442
Accumulated net realized loss from Portfolio	(18,832,302)
Accumulated distributions in excess of net investment income	(3,711,955)
Net unrealized depreciation from Portfolio	(9,977,957)
Total	$587,699,228

Class A Shares
Net Assets	$142,907,804
Shares Outstanding	14,106,870
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.13
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.64

Class C Shares
Net Assets	$52,515,507
Shares Outstanding	5,197,913
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.10

Class I Shares
Net Assets	$392,275,917
Shares Outstanding	38,775,886
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.12

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest allocated from Portfolio (net of foreign taxes, $628,547)	$29,862,836
Expenses allocated from Portfolio	(5,728,605)
Total investment income from Portfolio	$24,134,231

Expenses
Distribution and service fees
Class A	$567,090
Class C	623,063
Trustees’ fees and expenses	500
Custodian fee	49,295
Transfer and dividend disbursing agent fees	500,656
Legal and accounting services	38,506
Printing and postage	105,292
Registration fees	140,142
Miscellaneous	14,317
Total expenses	$2,038,861
Deduct —
Allocation of expenses to affiliate	$1,028,114
Total expense reductions	$1,028,114

Net expenses	$1,010,747

Net investment income	$23,123,484

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (including a loss of $8,979,371 from precious metals)	$(23,339,301)
Futures contracts	442,311
Swap contracts	554,616
Foreign currency and forward foreign currency exchange contract transactions	(606,017)
Net realized loss	$(22,948,391)
Change in unrealized appreciation (depreciation) —
Investments (including net increase of $6,028,958 from precious metals)	$(808,516)
Futures contracts	9,409
Swap contracts	(114,917)
Foreign currency and forward foreign currency exchange contracts	4,687,084
Net change in unrealized appreciation (depreciation)	$3,773,060

Net realized and unrealized loss	$(19,175,331)

Net increase in net assets from operations	$3,948,153

8	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$23,123,484	$16,778,883
Net realized loss from investment transactions, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(22,948,391)	(20,078,934)
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	3,773,060	(14,019,306)
Net increase (decrease) in net assets from operations	$3,948,153	$(17,319,357)
Distributions to shareholders —
From net investment income
Class A	$(6,602,196)	$(1,076,475)
Class C	(1,859,428)	(208,938)
Class I	(16,529,144)	(1,829,573)
Tax return of capital
Class A	(2,605,589)	(7,345,889)
Class C	(729,909)	(1,760,069)
Class I	(6,667,009)	(15,535,106)
Total distributions to shareholders	$(34,993,275)	$(27,756,050)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$71,330,698	$324,844,066
Class C	13,078,339	79,201,373
Class I	200,996,051	646,810,146
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	8,259,858	7,419,671
Class C	2,033,179	1,517,433
Class I	20,064,607	14,639,244
Cost of shares redeemed
Class A	(159,373,856)	(130,033,033)
Class C	(33,700,535)	(6,821,419)
Class I	(300,902,207)	(185,981,345)
Net increase (decrease) in net assets from Fund share transactions	$(178,213,866)	$751,596,136

Net increase (decrease) in net assets	$(209,258,988)	$706,520,729

Net Assets
At beginning of year	$796,958,216	$90,437,487
At end of year	$587,699,228	$796,958,216

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(3,711,955)	$(63,301)

9	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$10.580	$11.160	$11.310	$11.360	$11.690

Income (Loss) From Operations
Net investment income(1)	$0.332	$0.310	$0.374	$0.299	$0.309
Net realized and unrealized gain (loss)	(0.268)	(0.376)	0.027	0.139	(0.114)

Total income (loss) from operations	$0.064	$(0.066)	$0.401	$0.438	$0.195

Less Distributions
From net investment income	$(0.365)	$(0.121)	$(0.409)	$(0.488)	$(0.050)
From net realized gain	—	—	(0.070)	—	(0.007)
Tax return of capital	(0.149)	(0.393)	(0.072)	—	(0.468)

Total distributions	$(0.514)	$(0.514)	$(0.551)	$(0.488)	$(0.525)

Net asset value — End of year	$10.130	$10.580	$11.160	$11.310	$11.360

Total Return(2)	0.63%	(0.62)%	3.71%	3.86%	1.70%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$142,908	$230,834	$42,251	$12,397	$8,552
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	3.21%	2.85%	3.38%	2.60%	2.73%
Portfolio Turnover of the Portfolio	42%	21%	37%	31%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.15%, 0.16%, 0.40%, 0.82% and 1.74% of average daily net assets for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively).

10	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,			Period Ended October 31, 2011(1)
	2014	2013	2012
Net asset value — Beginning of period	$10.550	$11.120	$11.270	$11.460

Income (Loss) From Operations
Net investment income(2)	$0.259	$0.242	$0.297	$0.150
Net realized and unrealized gain (loss)	(0.275)	(0.378)	0.024	(0.050)

Total income (loss) from operations	$(0.016)	$(0.136)	$0.321	$0.100

Less Distributions
From net investment income	$(0.308)	$(0.102)	$(0.341)	$(0.290)
From net realized gain	—	—	(0.070)	—
Tax return of capital	(0.126)	(0.332)	(0.060)	—

Total distributions	$(0.434)	$(0.434)	$(0.471)	$(0.290)

Net asset value — End of period	$10.100	$10.550	$11.120	$11.270

Total Return(3)	(0.14)%	(1.26)%	2.97%	0.85	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,516	$73,843	$3,729	$1,012
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.80%	1.80%	1.80%	1.80	%(8)
Net investment income	2.51%	2.24%	2.70%	1.97	%(8)
Portfolio Turnover of the Portfolio	42%	21%	37%	31	%(9)

(1)	For the period from commencement of operations on March 1, 2011 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.15%, 0.16%, 0.40% and 0.82% of average daily net assets for the years ended October 31, 2014, 2013 and 2012 and the period from commencement of operations on March 1, 2011 to October 31, 2011, respectively).

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2011.

11	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,			Period Ended October 31, 2011(1)
	2014	2013	2012
Net asset value — Beginning of period	$10.570	$11.150	$11.300	$11.460

Income (Loss) From Operations
Net investment income(2)	$0.363	$0.346	$0.402	$0.231
Net realized and unrealized gain (loss)	(0.264)	(0.377)	0.034	(0.024)

Total income (loss) from operations	$0.099	$(0.031)	$0.436	$0.207

Less Distributions
From net investment income	$(0.390)	$(0.130)	$(0.439)	$(0.367)
From net realized gain	—	—	(0.070)	—
Tax return of capital	(0.159)	(0.419)	(0.077)	—

Total distributions	$(0.549)	$(0.549)	$(0.586)	$(0.367)

Net asset value — End of period	$10.120	$10.570	$11.150	$11.300

Total Return(3)	0.97%	(0.31)%	4.04%	1.78	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$392,276	$492,281	$44,458	$19,959
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	0.80%	0.80%	0.80%	0.80	%(8)
Net investment income	3.51%	3.20%	3.64%	2.98	%(8)
Portfolio Turnover of the Portfolio	42%	21%	37%	31	%(9)

(1)	For the period from commencement of operations on March 1, 2011 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.15%, 0.16%, 0.40% and 0.82% of average daily net assets for the years ended October 31, 2014, 2013 and 2012 and the period from commencement of operations on March 1, 2011 to October 31, 2011, respectively).

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2011.

12	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Diversified Currency Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (97.5% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from

13

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Notes to Financial Statements — continued

U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$24,990,768	$3,114,986
Tax return of capital	$10,002,507	$24,641,064

During the year ended October 31, 2014, accumulated net realized loss was decreased by $10,841,802, accumulated distributions in excess of net investment income was increased by $1,781,370 and paid-in capital was decreased by $9,060,432 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, paydown gain (loss), premium amortization, accretion of market discount, partnership allocations, and the Portfolio’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(4,945,946)
Net unrealized depreciation	$(27,576,268)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, wash sales, futures contracts, foreign currency transactions, premium amortization, accretion of market discount, tax accounting for straddle transactions and the Portfolio’s investment in a subsidiary.

At October 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $4,945,946, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2014, $4,945,946 are short-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2014, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.10%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2015. Pursuant to this agreement, EVM was allocated $1,028,114 of the Fund’s operating expenses for the year ended October 31, 2014.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $3,313 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $36,686 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $567,090 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $467,297 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $155,766 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $79,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $40,110,835 and $248,806,030, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	6,884,582	29,361,939
Issued to shareholders electing to receive payments of distributions in Fund shares	800,700	689,222
Redemptions	(15,394,321)	(12,020,847)

Net increase (decrease)	(7,709,039)	18,030,314

	Year Ended October 31,
Class C	2014	2013

Sales	1,262,802	7,161,656
Issued to shareholders electing to receive payments of distributions in Fund shares	197,735	141,889
Redemptions	(3,264,336)	(636,991)

Net increase (decrease)	(1,803,799)	6,666,554

15

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2014	2013

Sales	19,404,362	58,641,521
Issued to shareholders electing to receive payments of distributions in Fund shares	1,948,725	1,362,162
Redemptions	(29,146,989)	(17,420,155)

Net increase (decrease)	(7,793,902)	42,583,528

16

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Diversified Currency Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Diversified Currency Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Diversified Currency Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

17

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2014, the Fund paid foreign taxes of $628,547 and recognized foreign source income of $20,912,000.

18

International Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments

Foreign Government Bonds — 36.3%

Security		Principal Amount (000’s omitted)	Value

Bangladesh — 4.4%
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	174,200	$2,264,922
Bangladesh Treasury Bond, 10.10%, 6/11/19	BDT	89,400	1,183,900
Bangladesh Treasury Bond, 11.25%, 2/8/17	BDT	220,000	2,995,370
Bangladesh Treasury Bond, 11.30%, 3/7/17	BDT	138,000	1,883,948
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	143,000	1,959,362
Bangladesh Treasury Bond, 11.45%, 6/6/17	BDT	175,000	2,402,913
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	309,600	4,263,008
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	59,400	820,192
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	122,000	1,686,870
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	306,500	4,232,013
Bangladesh Treasury Bond, 11.55%, 10/3/17	BDT	142,900	1,972,488
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	31,500	438,267
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	73,100	1,020,382

Total Bangladesh			$27,123,635

Bosnia and Herzegovina — 1.6%
Republic of Srpska, 1.50%, 6/30/23	BAM	2,941	$1,413,505
Republic of Srpska, 1.50%, 10/30/23	BAM	6,867	3,240,430
Republic of Srpska, 1.50%, 12/15/23	BAM	1,536	740,269
Republic of Srpska, 1.50%, 6/15/24	BAM	1,085	511,053
Republic of Srpska, 1.50%, 5/31/25	BAM	4,696	2,069,235
Republic of Srpska, 1.50%, 6/9/25	BAM	346	151,861
Republic of Srpska, 1.50%, 12/24/25	BAM	2,201	923,657
Republic of Srpska, 1.50%, 9/25/26	BAM	1,639	675,182

Total Bosnia and Herzegovina			$9,725,192

Brazil — 0.9%
Nota do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	12,874	$5,288,914

Total Brazil			$5,288,914

Chile — 0.9%
Government of Chile, 6.00%, 1/1/15	CLP	3,270,000	$5,710,239

Total Chile			$5,710,239

Colombia — 2.2%
Titulos De Tesoreria B, 7.00%, 9/11/19	COP	13,135,100	$6,769,412
Titulos De Tesoreria B, 7.25%, 6/15/16	COP	13,092,200	6,603,496

Total Colombia			$13,372,908

Security		Principal Amount (000’s omitted)	Value

Costa Rica — 0.7%
Costa Rica Titulos de Propiedad Bond, 10.58%, 6/22/16	CRC	1,645,000	$3,204,746
Titulo Propiedad UD, 1.00%, 1/12/22(1)	CRC	533,235	821,252
Titulo Propiedad UD, 1.63%, 7/13/16(1)	CRC	295,598	540,278

Total Costa Rica			$4,566,276

Dominican Republic — 2.2%
Dominican Republic Central Bank Note, 12.00%, 4/5/19(2)	DOP	56,710	$1,339,985
Dominican Republic International Bond, 11.50%, 5/10/24(2)	DOP	56,000	1,335,578
Dominican Republic International Bond, 14.00%, 4/30/21(2)	DOP	32,100	817,560
Dominican Republic International Bond, 14.50%, 2/10/23(2)	DOP	8,600	223,053
Dominican Republic International Bond, 14.50%, 2/10/23(3)	DOP	99,300	2,575,481
Dominican Republic International Bond, 15.95%, 6/4/21(2)	DOP	33,500	953,346
Dominican Republic International Bond, 18.50%, 2/4/28(2)	DOP	3,900	118,134
Dominican Republic International Bond, 18.50%, 2/4/28(3)	DOP	195,600	5,924,902

Total Dominican Republic			$13,288,039

Georgia — 0.4%
Georgia Treasury Bond, 6.10%, 3/7/15	GEL	2,193	$1,261,393
Georgia Treasury Bond, 8.50%, 7/26/17	GEL	516	300,342
Georgia Treasury Bond, 9.80%, 4/26/17	GEL	490	294,480
Georgia Treasury Bond, 11.30%, 1/26/17	GEL	500	309,220
Georgia Treasury Bond, 12.00%, 9/15/15	GEL	500	301,651

Total Georgia			$2,467,086

Iceland — 3.1%
Republic of Iceland, 6.25%, 2/5/20	ISK	1,015,670	$6,676,456
Republic of Iceland, 7.25%, 10/26/22	ISK	1,046,384	7,150,506
Republic of Iceland, 8.75%, 2/26/19	ISK	693,422	4,994,388

Total Iceland			$18,821,350

Jordan — 2.3%
Jordan Government Bond, 6.511%, 5/15/16	JOD	2,000	$2,944,830
Jordan Government Bond, 7.77%, 7/4/15	JOD	2,000	2,917,300
Jordan Government Bond, 7.792%, 7/11/15	JOD	3,000	4,379,920
Jordan Government Bond, 7.95%, 2/5/15	JOD	2,500	3,582,074

Total Jordan			$13,824,124

19	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Lebanon — 0.5%
Lebanon Treasury Note, 6.50%, 4/2/15	LBP	2,847,810	$1,898,959
Lebanon Treasury Note, 6.50%, 5/28/15	LBP	2,281,990	1,524,829

Total Lebanon			$3,423,788

Mexico — 1.0%
Mexican Bonos, 6.00%, 6/18/15	MXN	78,200	$5,922,039

Total Mexico			$5,922,039

Peru — 2.0%
Republic of Peru, 9.91%, 5/5/15	PEN	31,641	$11,205,330
Republic of Peru, 9.91%, 5/5/15(3)	PEN	3,174	1,124,039

Total Peru			$12,329,369

Philippines — 0.4%
Republic of the Philippines, 4.95%, 1/15/21	PHP	106,000	$2,445,058

Total Philippines			$2,445,058

Romania — 1.3%
Romania Government Bond, 5.75%, 1/27/16	RON	26,440	$7,898,005

Total Romania			$7,898,005

Serbia — 3.2%
Serbia Treasury Bond, 10.00%, 1/10/15	RSD	153,020	$1,621,674
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	56,710	603,653
Serbia Treasury Bond, 10.00%, 12/12/15	RSD	121,900	1,308,622
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	283,030	3,035,070
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	117,300	1,252,066
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	890,500	9,434,141
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	97,600	1,031,752
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	91,480	995,252

Total Serbia			$19,282,230

South Korea — 1.6%
Korea Monetary Stabilization Bond, 2.84%, 12/2/14	KRW	10,340,300	$9,681,305

Total South Korea			$9,681,305

Sri Lanka — 0.8%
Sri Lanka Government Bond, 8.50%, 4/1/18	LKR	595,640	$4,744,322

Total Sri Lanka			$4,744,322

Turkey — 0.6%
Turkey Government Bond, 6.50%, 1/7/15	TRY	7,835	$3,521,546

Total Turkey			$3,521,546

Security		Principal Amount (000’s omitted)	Value

Uganda — 0.7%
Uganda Government Bond, 13.375%, 2/25/16	UGX	1,310,300	$489,127
Uganda Government Bond, 14.00%, 3/24/16	UGX	1,567,700	589,055
Uganda Government Bond, 14.125%, 12/1/16	UGX	2,841,000	1,063,653
Uganda Government Bond, 14.625%, 11/1/18	UGX	5,080,100	1,936,955

Total Uganda			$4,078,790

Uruguay — 3.5%
Monetary Regulation Bill, 0.00%, 3/26/15(1)	UYU	39,893	$1,622,685
Monetary Regulation Bill, 0.00%, 8/20/15	UYU	68,775	2,563,226
Monetary Regulation Bill, 0.00%, 10/8/15	UYU	37,000	1,356,080
Monetary Regulation Bill, 0.00%, 11/26/15	UYU	4,986	179,779
Monetary Regulation Bill, 0.00%, 1/14/16	UYU	3,000	106,446
Monetary Regulation Bill, 0.00%, 4/21/16	UYU	7,299	250,907
Republic of Uruguay, 4.375%, 12/15/28(1)	UYU	8,284	376,721
Uruguay Notas Del Tesoro, 2.25%, 8/23/17(1)	UYU	106,739	4,200,536
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(1)	UYU	53,443	2,155,435
Uruguay Notas Del Tesoro, 4.00%, 6/14/15(1)	UYU	99,872	4,129,488
Uruguay Notas Del Tesoro, 4.25%, 1/5/17(1)	UYU	79,310	3,284,976
Uruguay Notas Del Tesoro, 10.25%, 8/22/15	UYU	25,036	1,004,527

Total Uruguay			$21,230,806

Vietnam — 2.0%
Vietnam Government Bond, 6.70%, 2/28/17	VND	44,438,100	$2,198,447
Vietnam Government Bond, 9.10%, 12/15/14	VND	121,116,200	5,727,431
Vietnam Government Bond, 10.80%, 4/15/15	VND	47,866,000	2,319,717
Vietnam Government Bond, 12.10%, 1/16/15	VND	38,119,000	1,818,420

Total Vietnam			$12,064,015

Total Foreign Government Bonds (identified cost $231,322,512)			$220,809,036

Foreign Corporate Bonds — 0.3%

Security		Principal Amount (000’s omitted)	Value

Supranational — 0.3%
International Bank for Reconstruction & Development, 3.40%, 4/15/17(1)	UYU	38,760	$1,640,008

Total Supranational			$1,640,008

Total Foreign Corporate Bonds (identified cost $1,721,516)			$1,640,008

20	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Collateralized Mortgage Obligations — 0.2%

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:
Series 2127, Class PG, 6.25%, 2/15/29	$230,319	$254,676
Federal National Mortgage Association:
Series 2009-62, Class WA, 5.56%, 8/25/39(4)	643,120	718,827

Total Collateralized Mortgage Obligations (identified cost $904,545)		$973,503

Mortgage Pass-Throughs — 1.1%

Security	Principal Amount	Value
Federal National Mortgage Association:
1.926%, with maturity at 2035(5)(6)	$1,039,821	$1,083,252
3.877%, with maturity at 2035(5)(6)	892,898	972,980
6.50%, with various maturities to 2036(6)	1,534,619	1,772,845
7.00%, with maturity at 2033	556,191	645,666
7.50%, with maturity at 2035	337,312	401,050
8.50%, with maturity at 2032	284,435	348,671

		$5,224,464

Government National Mortgage Association:
7.00%, with maturity at 2035(6)	$890,944	$1,037,704
8.00%, with maturity at 2016	56,393	57,755
9.00%, with various maturities to 2024	533,268	607,039

		$1,702,498

Total Mortgage Pass-Throughs (identified cost $6,489,422)		$6,926,962

U.S. Treasury Obligations — 16.7%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bond, 11.25%, 2/15/15(6)	$98,200	$101,291,729

Total U.S. Treasury Obligations (identified cost $101,319,186)		$101,291,729

Short-Term Investments — 42.3%

Foreign Government Securities — 31.5%

Security		Principal Amount (000’s omitted)	Value

Georgia — 1.3%
Georgia Treasury Bill, 0.00%, 1/22/15	GEL	4,874	$2,760,922
Georgia Treasury Bill, 0.00%, 2/19/15	GEL	8,749	4,939,811

Total Georgia			$7,700,733

Israel — 0.7%
Israel Treasury Bill, 0.00%, 1/7/15	ILS	16,567	$4,357,945

Total Israel			$4,357,945

Kenya — 2.9%
Kenya Treasury Bill, 0.00%, 12/1/14	KES	15,200	$168,890
Kenya Treasury Bill, 0.00%, 3/16/15	KES	316,600	3,430,795
Kenya Treasury Bill, 0.00%, 4/13/15	KES	502,800	5,409,986
Kenya Treasury Bill, 0.00%, 4/20/15	KES	406,800	4,369,192
Kenya Treasury Bill, 0.00%, 4/27/15	KES	396,900	4,255,167

Total Kenya			$17,634,030

Lebanon — 4.9%
Lebanon Treasury Bill, 0.00%, 11/6/14	LBP	9,432,000	$6,233,289
Lebanon Treasury Bill, 0.00%, 12/4/14	LBP	3,742,800	2,465,895
Lebanon Treasury Bill, 0.00%, 1/1/15	LBP	5,283,500	3,470,243
Lebanon Treasury Bill, 0.00%, 2/26/15	LBP	2,188,600	1,428,095
Lebanon Treasury Bill, 0.00%, 6/11/15	LBP	17,930,200	11,529,284
Lebanon Treasury Bill, 0.00%, 7/9/15	LBP	7,431,600	4,757,970

Total Lebanon			$29,884,776

Malaysia — 2.3%
Bank Negara Monetary Note, 0.00%, 12/11/14	MYR	45,130	$13,676,127

Total Malaysia			$13,676,127

Mauritius — 1.3%
Mauritius Treasury Bill, 0.00%, 2/13/15	MUR	121,200	$3,851,190
Mauritius Treasury Bill, 0.00%, 2/13/15	MUR	95,600	3,037,737
Mauritius Treasury Bill, 0.00%, 4/24/15	MUR	37,100	1,175,604

Total Mauritius			$8,064,531

Mexico — 3.5%
Mexico Cetes, 0.00%, 4/1/15	MXN	160,505	$11,773,883
Mexico Cetes, 0.00%, 5/28/15	MXN	129,683	9,466,847

Total Mexico			$21,240,730

21	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Nigeria — 1.4%
Nigeria Treasury Bill, 0.00%, 11/6/14	NGN	1,390,800	$8,391,111

Total Nigeria			$8,391,111

Philippines — 4.1%
Philippine Treasury Bill, 0.00%, 11/5/14	PHP	954,220	$21,262,237
Philippine Treasury Bill, 0.00%, 1/7/15	PHP	169,720	3,772,859

Total Philippines			$25,035,096

Serbia — 1.2%
Serbia Treasury Bill, 0.00%, 1/29/15	RSD	330,000	$3,419,654
Serbia Treasury Bill, 0.00%, 6/4/15	RSD	401,490	4,052,715

Total Serbia			$7,472,369

Singapore — 2.3%
Monetary Authority of Singapore, 0.00%, 11/14/14	SGD	12,457	$9,695,564
Monetary Authority of Singapore, 0.00%, 12/19/14	SGD	5,201	4,046,910

Total Singapore			$13,742,474

Sri Lanka — 3.3%
Sri Lanka Treasury Bill, 0.00%, 11/7/14	LKR	63,800	$487,645
Sri Lanka Treasury Bill, 0.00%, 11/28/14	LKR	17,520	133,486
Sri Lanka Treasury Bill, 0.00%, 12/5/14	LKR	301,460	2,294,400
Sri Lanka Treasury Bill, 0.00%, 12/19/14	LKR	140,090	1,063,921
Sri Lanka Treasury Bill, 0.00%, 12/26/14	LKR	212,400	1,611,327
Sri Lanka Treasury Bill, 0.00%, 1/2/15	LKR	110,770	839,413
Sri Lanka Treasury Bill, 0.00%, 1/9/15	LKR	171,900	1,301,275
Sri Lanka Treasury Bill, 0.00%, 1/30/15	LKR	224,100	1,691,159
Sri Lanka Treasury Bill, 0.00%, 2/20/15	LKR	73,730	554,532
Sri Lanka Treasury Bill, 0.00%, 2/27/15	LKR	320,700	2,409,219
Sri Lanka Treasury Bill, 0.00%, 3/6/15	LKR	660,310	4,954,714
Sri Lanka Treasury Bill, 0.00%, 3/13/15	LKR	81,780	612,966
Sri Lanka Treasury Bill, 0.00%, 4/24/15	LKR	148,600	1,106,641
Sri Lanka Treasury Bill, 0.00%, 5/8/15	LKR	44,970	334,187
Sri Lanka Treasury Bill, 0.00%, 6/26/15	LKR	88,270	650,506

Total Sri Lanka			$20,045,391

Uganda — 1.4%
Uganda Treasury Bill, 0.00%, 11/13/14	UGX	1,135,800	$418,683
Uganda Treasury Bill, 0.00%, 11/27/14	UGX	1,336,300	490,607
Uganda Treasury Bill, 0.00%, 12/26/14	UGX	619,000	225,353
Uganda Treasury Bill, 0.00%, 1/22/15	UGX	619,000	223,579
Uganda Treasury Bill, 0.00%, 2/19/15	UGX	10,372,300	3,711,365
Uganda Treasury Bill, 0.00%, 9/17/15	UGX	9,696,300	3,210,532

Total Uganda			$8,280,119

Security		Principal Amount (000’s omitted)	Value

Uruguay — 0.5%
Monetary Regulation Bill, 0.00%, 12/18/14	UYU	2,185	$89,177
Monetary Regulation Bill, 0.00%, 1/16/15	UYU	31,500	1,271,857
Monetary Regulation Bill, 0.00%, 2/20/15	UYU	10,660	424,865
Monetary Regulation Bill, 0.00%, 2/20/15(1)	UYU	7,197	294,013
Monetary Regulation Bill, 0.00%, 3/26/15	UYU	910	35,788
Monetary Regulation Bill, 0.00%, 8/14/15	UYU	18,970	707,764

Total Uruguay			$2,823,464

Vietnam — 0.2%
Vietnam Treasury Bill, 0.00%, 7/21/15	VND	31,737,000	$1,453,958

Total Vietnam			$1,453,958

Zambia — 0.2%
Zambia Treasury Bill, 0.00%, 6/15/15	ZMW	10,190	$1,471,357

Total Zambia			$1,471,357

Total Foreign Government Securities (identified cost $195,653,399)			$191,274,211

U.S. Treasury Obligations — 6.7%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/4/14		$41,000	$41,000,082

Total U.S. Treasury Obligations (identified cost $40,999,774)			$41,000,082

Other — 4.1%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(7)		$24,811	$24,811,390

Total Other (identified cost $24,811,390)			$24,811,390

Total Short-Term Investments (identified cost $261,464,563)			$257,085,683

Total Investments — 96.9% (identified cost $603,221,744)			$588,726,921

Other Assets, Less Liabilities — 3.1%			$18,937,298

Net Assets — 100.0%			$607,664,219

22	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BAM	–	Bosnia-Herzegovina Convertible Mark
BDT	–	Bangladesh Taka
BRL	–	Brazilian Real
CLP	–	Chilean Peso
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
GEL	–	Georgian Lari
ILS	–	Israeli Shekel
ISK	–	Icelandic Krona
JOD	–	Jordanian Dinar
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MUR	–	Mauritian Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
PEN	–	Peruvian New Sol
PHP	–	Philippine Peso
RON	–	Romanian Leu
RSD	–	Serbian Dinar
SGD	–	Singapore Dollar
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZMW	–	Zambian Kwacha

(1)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $4,787,656 or 0.8% of the Portfolio’s net assets.

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2014, the aggregate value of these securities is $9,624,422 or 1.6% of the Portfolio’s net assets.

(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2014.

(5)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2014.
(6)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

23	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2014

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2014
Securities of unaffiliated issuers, at value (identified cost, $578,410,354)	$563,915,531
Affiliated investment, at value (identified cost, $24,811,390)	24,811,390
Cash	3,393,952
Restricted cash*	3,378,596
Foreign currency, at value (identified cost, $2,313,884)	2,258,634
Interest receivable	8,492,803
Interest receivable from affiliated investment	4,927
Receivable for investments sold	488,863
Receivable for variation margin on open futures contracts	12,576
Receivable for open forward foreign currency exchange contracts	13,776,508
Tax reclaims receivable	2,578
Total assets	$620,536,358

Liabilities
Cash collateral due to brokers	$3,378,596
Payable for open forward foreign currency exchange contracts	8,910,263
Payable to affiliates:
Investment adviser fee	348,289
Trustees’ fees	2,668
Accrued expenses	232,323
Total liabilities	$12,872,139
Net Assets applicable to investors’ interest in Portfolio	$607,664,219

Sources of Net Assets
Investors’ capital	$617,637,756
Net unrealized depreciation	(9,973,537)
Total	$607,664,219

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

24	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2014

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest (net of foreign taxes, $651,691)	$32,878,758
Interest allocated from affiliated investment	80,490
Expenses allocated from affiliated investment	(9,926)
Total investment income	$32,949,322

Expenses
Investment adviser fee	$4,783,318
Trustees’ fees and expenses	34,003
Custodian fee	1,292,146
Legal and accounting services	156,705
Miscellaneous	34,404
Total expenses	$6,300,576
Deduct —
Reduction of custodian fee	$3,226
Total expense reductions	$3,226

Net expenses	$6,297,350

Net investment income	$26,651,972

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a loss of $10,955,052 from precious metals)	$(28,341,967)
Investment transactions allocated from affiliated investment	870
Futures contracts	568,862
Swap contracts	614,634
Foreign currency and forward foreign currency exchange contract transactions	(1,203,807)
Net realized loss	$(28,361,408)
Change in unrealized appreciation (depreciation) —
Investments (including net increase of $7,850,164 from precious metals)	$990,734
Futures contracts	37,700
Swap contracts	(129,944)
Foreign currency and forward foreign currency exchange contracts	4,514,652
Net change in unrealized appreciation (depreciation)	$5,413,142

Net realized and unrealized loss	$(22,948,266)

Net increase in net assets from operations	$3,703,706

25	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2014

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$26,651,972	$25,376,492
Net realized loss from investment transactions, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(28,361,408)	(25,653,736)
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	5,413,142	(19,144,569)
Net increase (decrease) in net assets from operations	$3,703,706	$(19,421,813)
Capital transactions —
Contributions	$43,754,233	$881,090,407
Withdrawals	(442,197,404)	(151,598,870)
Net increase (decrease) in net assets from capital transactions	$(398,443,171)	$729,491,537

Net increase (decrease) in net assets	$(394,739,465)	$710,069,724

Net Assets
At beginning of year	$1,002,403,684	$292,333,960
At end of year	$607,664,219	$1,002,403,684

26	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2014

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.83%	0.83%	0.88%	0.92%	0.96%
Net investment income	3.49%	3.20%	3.57%	2.81%	2.51%
Portfolio Turnover	42%	21%	37%	31%	45%

Total Return	0.90%	(0.35)%	3.93%	4.05%	1.85%

Net assets, end of year (000’s omitted)	$607,664	$1,002,404	$292,334	$206,656	$168,705

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Diversified Currency Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund and Eaton Vance Short Duration Strategic Income Fund held an interest of 97.5%, less than 0.5% and 1.2%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance IIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2014 were $1,291,125 or 0.2% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained

28

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or commodity, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering

29

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.625% of its respective average daily net assets up to $1 billion, 0.600% from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $4,783,318 or 0.625% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2014 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$162,320,186	$361,841,449
U.S. Government and Agency Securities	—	1,710,041

	$162,320,186	$363,551,490

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$627,361,314

Gross unrealized appreciation	$4,072,020
Gross unrealized depreciation	(42,215,290)

Net unrealized depreciation	$(38,143,270)

30

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

The net unrealized appreciation (depreciation) on derivative contracts and foreign currency at October 31, 2014 on a federal income tax basis was $948,423.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/3/14	Chilean Peso 672,017,000	United States Dollar 1,158,299	BNP Paribas	$—	$(9,574)	$(9,574)
11/3/14	Chilean Peso 672,017,000	United States Dollar 1,165,381	Citibank, N.A.	—	(2,491)	(2,491)
11/3/14	United States Dollar 1,165,381	Chilean Peso 672,017,000	BNP Paribas	2,491	—	2,491
11/3/14	United States Dollar 1,168,725	Chilean Peso 672,017,000	Citibank, N.A.	—	(853)	(853)
11/4/14	Brazilian Real 5,968,000	United States Dollar 2,389,111	Morgan Stanley & Co. International PLC	—	(19,380)	(19,380)
11/4/14	Brazilian Real 5,968,000	United States Dollar 2,441,699	Standard Chartered Bank	33,208	—	33,208
11/4/14	United States Dollar 2,441,699	Brazilian Real 5,968,000	Morgan Stanley & Co. International PLC	—	(33,208)	(33,208)
11/4/14	United States Dollar 2,577,524	Brazilian Real 5,968,000	Standard Chartered Bank	—	(169,033)	(169,033)
11/5/14	Euro 17,709,381	Romanian Leu 78,913,000	BNP Paribas	229,152	—	229,152
11/5/14	Romanian Leu 17,205,000	Euro 3,897,384	Bank of America, N.A.	—	(4,474)	(4,474)
11/5/14	Romanian Leu 23,355,000	Euro 5,284,630	BNP Paribas	—	(13,455)	(13,455)
11/5/14	Romanian Leu 38,353,000	Euro 8,607,458	BNP Paribas	—	(110,856)	(110,856)
11/12/14	Euro 3,868,345	United States Dollar 5,193,880	Citibank, N.A.	346,015	—	346,015
11/14/14	United States Dollar 5,618,519	Indian Rupee 347,983,000	Barclays Bank PLC	41,888	—	41,888
11/14/14	United States Dollar 2,096,047	Indian Rupee 128,870,000	Citibank, N.A.	195	—	195
11/14/14	United States Dollar 1,840,234	Indian Rupee 113,142,000	Deutsche Bank AG	172	—	172
11/14/14	United States Dollar 6,115,475	Indian Rupee 378,976,000	Standard Chartered Bank	49,075	—	49,075
11/14/14	United States Dollar 17,676,185	Indonesian Rupiah 209,586,522,521	Australia and New Zealand Banking Group Limited	—	(352,598)	(352,598)
11/17/14	United States Dollar 3,817,919	South Korean Won 3,974,263,000	BNP Paribas	—	(109,728)	(109,728)

31

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/18/14	Euro 738,787	United States Dollar 988,467	Goldman Sachs International	$62,574	$—	$62,574
11/18/14	United States Dollar 1,691,997	Euro 1,342,961	Goldman Sachs International	—	(8,914)	(8,914)
11/20/14	Indonesian Rupiah 9,054,813,000	United States Dollar 764,055	BNP Paribas	16,115	—	16,115
11/20/14	Indonesian Rupiah 8,279,068,000	United States Dollar 698,714	Standard Chartered Bank	14,852	—	14,852
11/21/14	Euro 4,726,358	United States Dollar 6,271,774	Bank of America, N.A.	348,294	—	348,294
11/21/14	Euro 8,413,924	United States Dollar 10,806,129	Bank of America, N.A.	261,075	—	261,075
11/21/14	Euro 5,356,753	United States Dollar 6,829,458	Bank of America, N.A.	115,914	—	115,914
11/21/14	Euro 407,368	United States Dollar 543,197	Bank of America, N.A.	32,648	—	32,648
11/21/14	Euro 671,831	United States Dollar 847,182	Bank of America, N.A.	5,186	—	5,186
11/21/14	Euro 565,611	United States Dollar 750,837	Goldman Sachs International	41,965	—	41,965
11/21/14	United States Dollar 798,045	Chilean Peso 469,450,000	BNP Paribas	16,462	—	16,462
11/21/14	United States Dollar 1,205,213	Chilean Peso 709,897,000	Citibank, N.A.	26,476	—	26,476
11/21/14	United States Dollar 5,121,490	Euro 4,068,000	Bank of America, N.A.	—	(23,122)	(23,122)
11/21/14	United States Dollar 3,932,670	Indian Rupee 243,216,000	Citibank, N.A.	20,112	—	20,112
11/21/14	United States Dollar 4,127,644	Indian Rupee 255,398,000	JPMorgan Chase Bank, N.A.	23,121	—	23,121
11/21/14	United States Dollar 3,885,465	Indian Rupee 240,452,000	Standard Chartered Bank	22,396	—	22,396
11/21/14	United States Dollar 4,722,186	Indonesian Rupiah 58,191,500,000	Deutsche Bank AG	83,983	—	83,983
11/21/14	United States Dollar 6,670,640	Indonesian Rupiah 82,168,949,000	Goldman Sachs International	115,882	—	115,882
11/24/14	Euro 6,391,730	United States Dollar 8,212,024	BNP Paribas	201,205	—	201,205
11/26/14	Euro 23,341,215	United States Dollar 31,314,056	Morgan Stanley & Co. International PLC	2,059,902	—	2,059,902
11/26/14	Euro 1,247,832	United States Dollar 1,617,729	Standard Chartered Bank	53,789	—	53,789
11/26/14	United States Dollar 3,256,315	Euro 2,574,114	Goldman Sachs International	—	(30,111)	(30,111)
11/28/14	United States Dollar 5,479,180	Israeli Shekel 20,000,926	BNP Paribas	—	(215,848)	(215,848)
12/2/14	United States Dollar 2,370,700	Brazilian Real 5,968,000	Morgan Stanley & Co. International PLC	17,150	—	17,150
12/4/14	British Pound Sterling 7,883,000	Euro 9,809,119	Standard Chartered Bank	—	(312,713)	(312,713)

32

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/4/14	Euro 20,862,026	British Pound Sterling 16,602,000	Deutsche Bank AG	$403,497	$—	$403,497
12/9/14	Ghanaian Cedi 7,051,000	United States Dollar 2,568,670	Citibank, N.A.	437,379	—	437,379
12/9/14	Ghanaian Cedi 7,000,000	United States Dollar 2,568,807	Standard Bank PLC	452,932	—	452,932
12/9/14	Ghanaian Cedi 7,044,500	United States Dollar 2,568,642	Standard Bank PLC	439,315	—	439,315
12/9/14	United States Dollar 2,355,594	Ghanaian Cedi 7,051,000	Citibank, N.A.	—	(224,303)	(224,303)
12/9/14	United States Dollar 4,691,979	Ghanaian Cedi 14,044,500	Standard Bank PLC	—	(446,777)	(446,777)
12/9/14	United States Dollar 5,442,556	Indian Rupee 333,411,000	Citibank, N.A.	—	(36,649)	(36,649)
12/11/14	Euro 10,819,795	Norwegian Krone 89,106,000	Standard Chartered Bank	—	(367,991)	(367,991)
12/11/14	Euro 10,841,879	Swedish Krona 99,671,000	Deutsche Bank AG	—	(90,713)	(90,713)
12/11/14	New Zealand Dollar 16,332,000	United States Dollar 13,375,500	Standard Chartered Bank	690,286	—	690,286
12/11/14	United States Dollar 13,403,836	New Zealand Dollar 16,332,000	Morgan Stanley & Co. International PLC	—	(718,622)	(718,622)
12/12/14	Euro 6,015,640	United States Dollar 7,787,180	BNP Paribas	246,845	—	246,845
12/12/14	Ghanaian Cedi 7,126,000	United States Dollar 2,568,854	Standard Bank PLC	418,918	—	418,918
12/12/14	United States Dollar 2,377,314	Ghanaian Cedi 7,126,000	Standard Bank PLC	—	(227,379)	(227,379)
12/15/14	United States Dollar 10,770,578	Yuan Offshore Renminbi 66,434,000	Citibank, N.A.	32,805	—	32,805
12/15/14	United States Dollar 6,992,509	Yuan Offshore Renminbi 43,127,000	Deutsche Bank AG	20,729	—	20,729
12/16/14	United States Dollar 1,309,219	Zambian Kwacha 8,379,000	Barclays Bank PLC	5,580	—	5,580
12/16/14	United States Dollar 1,377,351	Zambian Kwacha 8,787,500	Barclays Bank PLC	1,547	—	1,547
12/19/14	Ghanaian Cedi 7,167,000	United States Dollar 2,568,817	Standard Bank PLC	415,899	—	415,899
12/19/14	United States Dollar 2,383,042	Ghanaian Cedi 7,167,000	Standard Bank PLC	—	(230,124)	(230,124)
12/22/14	United States Dollar 1,854,458	Azerbaijani Manat 1,503,038	VTB Capital PLC	54,162	—	54,162
12/22/14	United States Dollar 1,359,636	Chilean Peso 801,805,000	JPMorgan Chase Bank, N.A.	27,821	—	27,821
12/23/14	United States Dollar 2,196,595	Kenyan Shilling 200,000,000	Citibank, N.A.	16,648	—	16,648
12/26/14	United States Dollar 8,153,778	Peruvian New Sol 23,756,031	BNP Paribas	—	(74,440)	(74,440)
12/26/14	United States Dollar 6,928,731	Peruvian New Sol 20,173,000	Citibank, N.A.	—	(67,968)	(67,968)

33

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/7/15	Euro 10,245,375	United States Dollar 12,866,142	Bank of America, N.A.	$21,828	$—	$21,828
1/12/15	United States Dollar 566,358	Ugandan Shilling 1,548,990,000	Citibank, N.A.	—	(4,936)	(4,936)
1/12/15	United States Dollar 345,819	Ugandan Shilling 944,087,000	Standard Chartered Bank	—	(3,641)	(3,641)
1/14/15	United States Dollar 2,608,773	Egyptian Pound 19,031,000	Citibank, N.A.	8,773	—	8,773
1/20/15	Euro 7,550,852	Polish Zloty 32,078,661	BNP Paribas	23,016	—	23,016
1/20/15	Euro 15,878,046	Polish Zloty 67,440,015	Nomura International PLC	43,818	—	43,818
1/20/15	United States Dollar 806,388	Ugandan Shilling 2,196,600,000	Barclays Bank PLC	—	(12,272)	(12,272)
1/23/15	United States Dollar 376,619	Ugandan Shilling 1,018,000,000	Citibank, N.A.	—	(8,942)	(8,942)
1/28/15	United States Dollar 174,258	Mexican Peso 2,372,000	HSBC Bank USA, N.A.	1,008	—	1,008
1/29/15	United States Dollar 669,704	Ugandan Shilling 1,801,504,000	Barclays Bank PLC	—	(20,285)	(20,285)
1/30/15	United States Dollar 1,149,042	Chilean Peso 672,017,000	BNP Paribas	9,757	—	9,757
2/4/15	Euro 3,882,958	Romanian Leu 17,205,000	Bank of America, N.A.	3,008	—	3,008
2/5/15	Kazakhstani Tenge 1,003,429,000	United States Dollar 5,355,906	Deutsche Bank AG	211,095	—	211,095
2/5/15	United States Dollar 6,044,753	Kazakhstani Tenge 1,003,429,000	Deutsche Bank AG	—	(899,942)	(899,942)
2/6/15	United States Dollar 1,250,000	Uruguayan Peso 31,000,000	Citibank, N.A.	—	(3,858)	(3,858)
2/13/15	United States Dollar 1,247,485	Uruguayan Peso 31,000,000	Citibank, N.A.	—	(4,122)	(4,122)
2/23/15	Argentine Peso 3,000,000	United States Dollar 287,494	Citibank, N.A.	—	(27,987)	(27,987)
2/23/15	Argentine Peso 7,000,000	United States Dollar 675,024	Citibank, N.A.	—	(61,098)	(61,098)
2/23/15	Argentine Peso 7,000,000	United States Dollar 674,764	Citibank, N.A.	—	(61,358)	(61,358)
2/23/15	United States Dollar 1,465,517	Argentine Peso 17,000,000	Citibank, N.A.	322,208	—	322,208
2/24/15	Argentine Peso 3,090,000	United States Dollar 295,892	Citibank, N.A.	—	(28,620)	(28,620)
2/24/15	Argentine Peso 4,910,000	United States Dollar 469,497	Citibank, N.A.	—	(46,152)	(46,152)
2/24/15	United States Dollar 689,655	Argentine Peso 8,000,000	Citibank, N.A.	150,505	—	150,505
2/25/15	Argentine Peso 5,000,000	United States Dollar 477,737	Citibank, N.A.	—	(46,664)	(46,664)
2/25/15	Argentine Peso 8,000,000	United States Dollar 766,724	Citibank, N.A.	—	(72,317)	(72,317)

34

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

2/25/15	Argentine Peso 11,000,000	United States Dollar 1,059,322	Citibank, N.A.	$—	$(94,360)	$(94,360)
2/25/15	United States Dollar 2,077,922	Argentine Peso 24,000,000	Citibank, N.A.	439,203	—	439,203
3/12/15	Russian Ruble 893,980,000	United States Dollar 22,869,788	Bank of America, N.A.	2,781,820	—	2,781,820
3/12/15	United States Dollar 22,721,566	Russian Ruble 893,980,000	Credit Suisse International	—	(2,633,598)	(2,633,598)
3/19/15	Euro 134,062	Serbian Dinar 16,436,000	Citibank, N.A.	1,218	—	1,218
3/23/15	United States Dollar 4,930,723	Zambian Kwacha 32,740,000	Standard Chartered Bank	14,634	—	14,634
3/31/15	Euro 334,306	Romanian Leu 1,490,000	BNP Paribas	1,620	—	1,620
4/30/15	United States Dollar 2,014,218	Uruguayan Peso 51,000,000	Citibank, N.A.	—	(17,044)	(17,044)
5/21/15	New Turkish Lira 39,391,000	United States Dollar 16,428,065	BNP Paribas	—	(554,987)	(554,987)
5/21/15	United States Dollar 26,253,183	New Turkish Lira 63,611,462	Standard Chartered Bank	1,172,289	—	1,172,289
6/11/15	United States Dollar 1,373,208	Zambian Kwacha 10,251,000	Standard Chartered Bank	128,748	—	128,748
6/12/15	United States Dollar 851,811	Zambian Kwacha 6,231,000	Citibank, N.A.	60,808	—	60,808
6/12/15	United States Dollar 1,380,421	Zambian Kwacha 9,708,500	Citibank, N.A.	41,529	—	41,529
6/12/15	United States Dollar 565,081	Zambian Kwacha 4,026,200	Citibank, N.A.	24,614	—	24,614
6/15/15	United States Dollar 8,774,741	Ugandan Shilling 24,332,358,157	Citibank, N.A.	—	(406,756)	(406,756)
6/17/15	United States Dollar 1,363,394	Zambian Kwacha 10,042,000	Standard Chartered Bank	104,716	—	104,716
6/18/15	United States Dollar 1,871,294	Zambian Kwacha 13,692,200	Standard Chartered Bank	129,733	—	129,733
6/18/15	United States Dollar 798,031	Zambian Kwacha 5,818,600	Standard Chartered Bank	52,320	—	52,320
6/25/15	United States Dollar 2,655,837	Zambian Kwacha 18,883,000	Barclays Bank PLC	96,757	—	96,757
9/28/15	United States Dollar 414,259	Azerbaijani Manat 337,000	Standard Bank PLC	2,304	—	2,304
10/8/15	United States Dollar 5,605,800	Azerbaijani Manat 4,562,000	Standard Bank PLC	23,519	—	23,519

				$13,776,508	$(8,910,263)	$4,866,245

35

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

12/14	34 U.S. 5-Year Treasury Note	Short	$(4,028,159)	$(4,060,610)	$(32,451)
12/14	14 U.S. 10-Year Treasury Note	Short	(1,752,516)	(1,769,032)	(16,516)
12/14	7 U.S. Long Treasury Bond	Short	(973,219)	(987,656)	(14,437)

					$(63,404)

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  During the year ended October 31, 2014 the Portfolio invested in commodities-linked derivative investments, including commodity futures contracts, that provided exposure to the investment returns of certain commodities. Commodities-linked derivative investments were used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes futures contracts to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $8,910,263. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $4,109,482 at October 31, 2014.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2014. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

36

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2014 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate	Total

Receivable for open forward foreign currency exchange contracts	$13,776,508	$—	$13,776,508

Total Asset Derivatives	$13,776,508	$—	$13,776,508

Total Asset Derivatives subject to master netting or similar agreements	$13,776,508	$—	$13,776,508

	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$—	$(63,404)	$(63,404)
Payable for open forward foreign currency exchange contracts	(8,910,263)	—	(8,910,263)

Total Liability Derivatives	$(8,910,263)	$(63,404)	$(8,973,667)

Derivatives not subject to master netting or similar agreements	$—	$(63,404)	$(63,404)

Total Liability Derivatives subject to master netting or similar agreements	$(8,910,263)	$—	$(8,910,263)

*	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable for variation margin.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2014.

37

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$3,569,773	$(27,596)	$(3,270,917)	$—	$271,260
Barclays Bank PLC	145,772	(32,557)	—	—	113,215
BNP Paribas	746,663	(746,663)	—	—	—
Citibank, N.A.	1,928,488	(1,216,478)	—	(712,010)	—
Deutsche Bank AG	719,476	(719,476)	—	—	—
Goldman Sachs International	220,421	(39,025)	—	—	181,396
HSBC Bank USA, N.A.	1,008	—	—	—	1,008
JPMorgan Chase Bank, N.A.	50,942	—	—	—	50,942
Morgan Stanley & Co. International PLC	2,077,052	(771,210)	(1,276,751)	—	29,091
Nomura International PLC	43,818	—	—	—	43,818
Standard Bank PLC	1,752,887	(904,280)	—	(848,607)	—
Standard Chartered Bank	2,466,046	(853,378)	—	(1,380,000)	232,668
VTB Capital PLC	54,162	—	—	(54,162)	—

	$13,776,508	$(5,310,663)	$(4,547,668)	$(2,994,779)	$923,398

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(352,598)	$—	$254,777	$—	$(97,821)
Bank of America, N.A.	(27,596)	27,596	—	—	—
Barclays Bank PLC	(32,557)	32,557	—	—	—
BNP Paribas	(1,088,888)	746,663	314,603	—	(27,622)
Citibank, N.A.	(1,216,478)	1,216,478	—	—	—
Credit Suisse International	(2,633,598)	—	2,633,598	—	—
Deutsche Bank AG	(990,655)	719,476	271,179	—	—
Goldman Sachs International	(39,025)	39,025	—	—	—
Morgan Stanley & Co. International PLC	(771,210)	771,210	—	—	—
Standard Bank PLC	(904,280)	904,280	—	—	—
Standard Chartered Bank	(853,378)	853,378	—	—	—

	$(8,910,263)	$5,310,663	$3,474,157	$—	$(125,443)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

38

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2014 was as follows:

Consolidated Statement of Operations Caption	Commodity	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Futures contracts	$824,260	$—	$(255,398)
Swap contracts	—	614,634	—
Foreign currency and forward foreign currency exchange contract transactions	—	1,632,616	—

Total	$824,260	$2,247,250	$(255,398)

Change in unrealized appreciation (depreciation) —
Futures contracts	$(46,230)	$—	$83,930
Swap contracts	—	(129,944)	—
Foreign currency and forward foreign currency exchange contracts	—	4,763,185	—

Total	$(46,230)	$4,633,241	$83,930

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Forward Foreign Currency Exchange Contracts	Futures Contracts — Short	Swap Contracts

$594,291,000	$8,399,000	$6,316,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

39

International Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$220,809,036	$—	$220,809,036
Foreign Corporate Bonds	—	1,640,008	—	1,640,008
Collateralized Mortgage Obligations	—	973,503	—	973,503
Mortgage Pass-Throughs	—	6,926,962	—	6,926,962
U.S. Treasury Obligations	—	101,291,729	—	101,291,729
Short-Term Investments —
Foreign Government Securities	—	191,274,211	—	191,274,211
U.S. Treasury Obligations	—	41,000,082	—	41,000,082
Other	—	24,811,390	—	24,811,390

Total Investments	$—	$588,726,921	$—	$588,726,921

Forward Foreign Currency Exchange Contracts	$—	$13,776,508	$—	$13,776,508

Total	$—	$602,503,429	$—	$602,503,429

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(8,910,263)	$—	$(8,910,263)
Futures Contracts	(63,404)	—	—	(63,404)

Total	$(63,404)	$(8,910,263)	$—	$(8,973,667)

The Portfolio held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

40

International Income Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of International Income Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of International Income Portfolio and subsidiary as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

41

Eaton Vance Diversified Currency Income Fund

International Income Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Diversified Currency Income Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	63,904,959	277,137
Cynthia E. Frost	63,938,796	243,300
George J. Gorman	63,881,853	300,242
Valerie A. Mosley	63,908,049	274,047
Harriett Tee Taggart	63,904,469	277,626

Each nominee was also elected a Trustee of International Income Portfolio.

(1)	Excludes fractional shares.

International Income Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	99.53%	0.47%
Cynthia E. Frost	99.58%	0.42%
George J. Gorman	99.49%	0.51%
Valerie A. Mosley	99.53%	0.47%
Harriett Tee Taggart	99.54%	0.46%

42

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

43

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

John R. Baur 1970	President of the Portfolio	2012	Vice President of EVM and BMR.

44

Eaton Vance

Diversified Currency Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

45

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

46

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Diversified Currency Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.14

Eaton Vance

Emerging Markets Local

Income Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Emerging Markets Local Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 53

Federal Tax Information	18

Special Meeting of Shareholders	54

Management and Organization	55

Important Notices	58

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2014, global equities, corporate credit and interest rates broadly rallied due to several key factors, most notably actions by major central banks around the globe in reaction to diverging economic trends.

In the U.S., economic data improved during the 12-month period. As a result, the Federal Reserve announced in December 2013 that it would begin tapering its quantitative easing program; it ultimately ended its bond purchases in October 2014. On the other hand, additional stimulus announcements from central banks in troubled developed markets, namely Europe and Japan, resulted in a positive environment for risk assets as well as broad U.S. dollar strength.

Emerging markets were influenced during the 12-month period by election results and geopolitical news. Indonesia and Turkey elected new presidents, while Brazil re-elected President Rousseff, who is unpopular with investors. Additional headlines out of emerging markets caused asset price volatility. These included tensions over Russia’s annexation of the Crimean Peninsula and its ongoing involvement in parts of eastern and southern Ukraine, as well as continued instability in the Middle East. In aggregate, emerging-market equities were flat, while emerging-market currencies were generally weaker versus the U.S. dollar.

Against this backdrop, the U.S. Treasury yield curve flattened and U.S. credit spreads generally narrowed. Overall, local interest rates were unchanged and credit spreads tightened modestly across emerging markets. Commodity prices tumbled during the period, driven by weakness in agricultural and energy commodities, as well as precious metals.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Emerging Markets Local Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of
–0.39%. By comparison, the Fund’s benchmark, the JPMorgan Government Bond Index: Emerging Market (JPM GBI–EM) Global Diversified (Unhedged)2 (the Index), returned –2.68% during the period.

The Fund outperformed its Index in each of the regions in which it invested. Asia was the top performing region, led by gains on off-Index positions in Sri Lanka, Vietnam, Bangladesh and India. Notably, Sri Lanka’s economy experienced positive growth during the 12-month period. Additionally, the Indian rupee rebounded during the period after weakness during the previous fiscal year, thanks to new leadership at the central bank and business-friendly outcomes of elections.

Latin America was another region of relative strength, thanks to an overweight to local interest rates in Brazil, an overweight to Colombia and off-Index allocations to Ecuador. In regards to Colombia, a leading index provider significantly increased the weighting of Colombian debt in two of its widely used indices, fueling demand for the country’s bonds and currency.

Holdings in Eastern Europe also contributed to Fund performance relative to the Index. An overweight to local interest rates in Poland, an off-Index position in Slovenian credit and an underweight to Russia were all helpful during the period. In regards to Russia, prices of Russian assets generally declined during the period, reflecting the additional economic sanctions imposed by the West after Russia’s annexation of Crimea and ongoing confrontation with Ukraine.

The Middle East was a slight contributor, as gains on an off-Index position in Lebanon drove returns. Africa also contributed to Fund performance relative to the Index, as off-Index positions in Zambia and Kenya aided performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/27/2007	06/27/2007	–0.39%	4.05%	5.84%
Class A with 4.75% Maximum Sales Charge	—	—	–5.16	3.05	5.14
Class C at NAV	08/03/2010	06/27/2007	–1.09	3.46	5.43
Class C with 1% Maximum Sales Charge	—	—	–2.01	3.46	5.43
Class I at NAV	11/30/2009	06/27/2007	–0.24	4.27	5.99
JPMorgan Government Bond Index: Emerging Market (JPM GBI–EM) Global Diversified (Unhedged)	—	—	–2.68%	4.55%	6.24%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.41%	2.11%	1.11%
Net			1.25	1.95	0.95

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	06/27/2007	$14,749	N.A.
Class I	$250,000	06/27/2007	$384,450	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Fund Profile5

*	Net securities sold short.

Foreign Currency Exposure (% of net assets)7

Mexico	11.4%	Armenia	2.0%
Brazil	10.6	Nigeria	1.9
Indonesia	10.3	Egypt	1.5
Poland	10.0	Uganda	1.1
Malaysia	9.9	Chile	1.1
South Africa	8.8	Peru	1.1
Turkey	8.1	Romania	1.0
Colombia	7.7	Dominican Republic	1.0
Thailand	7.1	Kenya	0.9
Lebanon	5.2	Bosnia and Herzegovina	0.9
Hungary	4.7	Japan	0.1
Serbia	4.7	Costa Rica	0.0	*
Russia	4.6	Taiwan	0.0	*
Sri Lanka	3.2	Ghana	–0.0	*
India	3.1	Australia	–0.0	*
Uruguay	2.8	New Zealand	–0.0	*
Zambia	2.7	United Kingdom	–0.0	*
Bangladesh	2.4	Euro	–15.8
Azerbaijan	2.4	Total Long	136.7
Philippines	2.4	Total Short	–15.8
Vietnam	2.0	Total Net	120.9

*	Amount is less than 0.05% or -0.05%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect contractual expense reimbursements that continue through 2/28/15. Without the reimbursements, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,001.30	$6.56	**	1.30%
Class C	$1,000.00	$998.30	$10.07	**	2.00%
Class I	$1,000.00	$1,002.00	$5.05	**	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.70	$6.61	**	1.30%
Class C	$1,000.00	$1,015.10	$10.16	**	2.00%
Class I	$1,000.00	$1,020.20	$5.09	**	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $382,768,590)	$349,593,800
Receivable for Fund shares sold	596,416
Receivable from affiliate	48,351
Total assets	$350,238,567

Liabilities
Payable for Fund shares redeemed	$695,995
Payable to affiliates:
Distribution and service fees	82,306
Trustees’ fees	42
Accrued expenses	126,402
Total liabilities	$904,745
Net Assets	$349,333,822

Sources of Net Assets
Paid-in capital	$407,925,709
Accumulated net realized loss from Portfolio	(10,485,857)
Accumulated distributions in excess of net investment income	(14,931,240)
Net unrealized depreciation from Portfolio	(33,174,790)
Total	$349,333,822

Class A Shares
Net Assets	$119,339,722
Shares Outstanding	14,522,341
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.22
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.63

Class C Shares
Net Assets	$60,083,469
Shares Outstanding	7,292,525
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.24

Class I Shares
Net Assets	$169,910,631
Shares Outstanding	20,612,987
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.24

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest allocated from Portfolio (net of foreign taxes, $1,008,107)	$25,325,268
Expenses, excluding interest expense, allocated from Portfolio	(3,402,531)
Interest expense allocated from Portfolio	(220,798)
Total investment income from Portfolio	$21,701,939

Expenses
Distribution and service fees
Class A	$438,644
Class C	684,691
Trustees’ fees and expenses	500
Custodian fee	31,925
Transfer and dividend disbursing agent fees	275,913
Legal and accounting services	31,078
Printing and postage	134,630
Registration fees	83,048
Miscellaneous	13,692
Total expenses	$1,694,121
Deduct —
Allocation of expenses to affiliate	$251,985
Total expense reductions	$251,985

Net expenses	$1,442,136

Net investment income	$20,259,803

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $66,102 and including a loss of $1,373,982 from precious metals)	$(33,910,976)
Written options	377,623
Securities sold short	(1,077,842)
Futures contracts	(1,420,031)
Swap contracts	3,586,057
Foreign currency and forward foreign currency exchange contract transactions	1,017,976
Net realized loss	$(31,427,193)
Change in unrealized appreciation (depreciation) —
Investments (net of decrease in accrued foreign capital gains taxes of $325,749 and including net increase of $1,360,996 from precious metals)	$1,053,961
Written options	112,588
Securities sold short	1,286,411
Futures contracts	282,956
Swap contracts	3,318,226
Foreign currency and forward foreign currency exchange contracts	(3,387,307)
Net change in unrealized appreciation (depreciation)	$2,666,835

Net realized and unrealized loss	$(28,760,358)

Net decrease in net assets from operations	$(8,500,555)

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$20,259,803	$29,616,510
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(31,427,193)	(27,327,411)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	2,666,835	(28,056,941)
Net decrease in net assets from operations	$(8,500,555)	$(25,767,842)
Distributions to shareholders —
From net investment income
Class A	$(1,270,063)	$(2,856,939)
Class C	(493,079)	(1,003,205)
Class I	(1,674,172)	(2,769,354)
Tax return of capital
Class A	(10,306,175)	(14,974,219)
Class C	(4,391,212)	(5,527,258)
Class I	(13,122,702)	(16,176,182)
Total distributions to shareholders	$(31,257,403)	$(43,307,157)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$54,599,616	$86,211,829
Class C	12,757,425	31,708,435
Class I	108,282,466	165,653,211
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,061,379	16,415,025
Class C	4,180,543	5,379,680
Class I	11,408,483	12,765,660
Cost of shares redeemed
Class A	(132,824,333)	(136,316,539)
Class C	(38,073,999)	(38,954,247)
Class I	(161,739,205)	(161,023,442)
Net decrease in net assets from Fund share transactions	$(130,347,625)	$(18,160,388)

Net decrease in net assets	$(170,105,583)	$(87,235,387)

Net Assets
At beginning of year	$519,439,405	$606,674,792
At end of year	$349,333,822	$519,439,405

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(14,931,240)	$(1,316,013)

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$8.950		$9.970		$10.020		$10.830		$9.850

Income (Loss) From Operations
Net investment income(1)	$0.442		$0.469		$0.504		$0.470		$0.450
Net realized and unrealized gain (loss)	(0.482)		(0.799)		0.190		(0.498)		1.312

Total income (loss) from operations	$(0.040)		$(0.330)		$0.694		$(0.028)		$1.762

Less Distributions
From net investment income	$(0.051)		$(0.109)		$(0.410)		$(0.527)		$(0.658)
From net realized gain	—		—		(0.050)		—		(0.026)
Tax return of capital	(0.639)		(0.581)		(0.284)		(0.255)		(0.098)

Total distributions	$(0.690)		$(0.690)		$(0.744)		$(0.782)		$(0.782)

Net asset value — End of year	$8.220		$8.950		$9.970		$10.020		$10.830

Total Return(2)	(0.39)%		(3.51)%		7.31%		(0.33)%		18.65%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$119,340		$200,340		$261,862		$307,098		$175,501
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.31	%(6)	1.39	%(6)	1.40	%(6)	1.33	%(6)	1.25%
Net investment income	5.17%		4.84%		5.13%		4.48%		4.28%
Portfolio Turnover of the Portfolio	97%		27%		24%		16%		17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.06%, 0.02%, 0.01%, 0.07% and 0.36% of average daily net assets for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively).

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.06%, 0.14%, 0.15% and 0.08% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,								Period Ended October 31, 2010(1)
	2014		2013		2012		2011
Net asset value — Beginning of period	$8.960		$9.980		$10.030		$10.840		$10.430

Income (Loss) From Operations
Net investment income(2)	$0.382		$0.400		$0.435		$0.395		$0.073
Net realized and unrealized gain (loss)	(0.483)		(0.799)		0.191		(0.497)		0.510

Total income (loss) from operations	$(0.101)		$(0.399)		$0.626		$(0.102)		$0.583

Less Distributions
From net investment income	$(0.046)		$(0.099)		$(0.370)		$(0.477)		$(0.128)
From net realized gain	—		—		(0.050)		—		(0.026)
Tax return of capital	(0.573)		(0.522)		(0.256)		(0.231)		(0.019)

Total distributions	$(0.619)		$(0.621)		$(0.676)		$(0.708)		$(0.173)

Net asset value — End of period	$8.240		$8.960		$9.980		$10.030		$10.840

Total Return(3)	(1.09)%		(4.20)%		6.57%		(1.02)%		5.63	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,083		$87,604		$101,085		$99,260		$34,064
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	2.01	%(8)	2.09	%(8)	2.10	%(8)	2.03	%(8)	1.95	%(9)
Net investment income	4.47%		4.13%		4.43%		3.77%		2.74	%(9)
Portfolio Turnover of the Portfolio	97%		27%		24%		16%		17	%(10)

(1)	For the period from commencement of operations on August 3, 2010 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.06%, 0.02%, 0.01%, 0.07% and 0.36% of average daily net assets for the years ended October 31, 2014, 2013, 2012 and 2011 and for the period from commencement of operations on August 3, 2010 to October 31, 2010, respectively).

(8)	Includes interest and dividend expense, primarily on securities sold short, of 0.06%, 0.14%, 0.15% and 0.08% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2010.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,								Period Ended October 31, 2010(1)
	2014		2013		2012		2011
Net asset value — Beginning of period	$8.990		$10.010		$10.060		$10.870		$10.060

Income (Loss) From Operations
Net investment income(2)	$0.467		$0.497		$0.535		$0.507		$0.438
Net realized and unrealized gain (loss)	(0.494)		(0.795)		0.191		(0.505)		1.115

Total income (loss) from operations	$(0.027)		$(0.298)		$0.726		$0.002		$1.553

Less Distributions
From net investment income	$(0.054)		$(0.114)		$(0.429)		$(0.547)		$(0.624)
From net realized gain	—		—		(0.050)		—		(0.026)
Tax return of capital	(0.669)		(0.608)		(0.297)		(0.265)		(0.093)

Total distributions	$(0.723)		$(0.722)		$(0.776)		$(0.812)		$(0.743)

Net asset value — End of period	$8.240		$8.990		$10.010		$10.060		$10.870

Total Return(3)	(0.24)%		(3.17)%		7.64%		(0.03)%		16.13	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$169,911		$231,496		$243,728		$217,232		$46,791
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.01	%(8)	1.09	%(8)	1.10	%(8)	1.04	%(8)	0.95	%(9)
Net investment income	5.46%		5.13%		5.43%		4.81%		4.51	%(9)
Portfolio Turnover of the Portfolio	97%		27%		24%		16%		17	%(10)

(1)	For the period from commencement of operations on November 30, 2009 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.06%, 0.02%, 0.01%, 0.07% and 0.36% of average daily net assets for the years ended October 31, 2014, 2013, 2012 and 2011 and for the period from commencement of operations on November 30, 2009 to October 31, 2010, respectively).

(8)	Includes interest and dividend expense, primarily on securities sold short, of 0.06%, 0.14%, 0.15% and 0.09% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2010.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (82.5% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

13

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$3,437,314	$6,629,498
Tax return of capital	$27,820,089	$36,677,659

During the year ended October 31, 2014, accumulated net realized loss was decreased by $28,818,065, accumulated undistributed net investment income was decreased by $30,437,716 and paid-in capital was increased by $1,619,651 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, premium amortization, accretion of market discount, the Portfolio’s investment in a subsidiary and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(4,562,508)
Late year ordinary losses	$(15,931,466)
Net unrealized depreciation	$(38,097,913)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, futures contracts, swap contracts, tax straddle transactions, premium amortization and accretion of market discount.

At October 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $4,562,508 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2014, $1,645,269 are short-term and $2,917,239 are long-term.

Additionally, at October 31, 2014, the Fund had a late year ordinary loss of $15,931,466 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2014, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25%, 1.95% and

14

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Notes to Financial Statements — continued

0.95% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2015. Pursuant to this agreement, EVM was allocated $251,985 of the Fund’s operating expenses for the year ended October 31, 2014.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $3,667 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $41,523 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $438,644 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $513,518 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $171,173 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $43,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $44,470,358 and $208,235,496, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	6,381,868	8,772,339
Issued to shareholders electing to receive payments of distributions in Fund shares	1,305,623	1,718,695
Redemptions	(15,545,375)	(14,376,133)

Net decrease	(7,857,884)	(3,885,099)

15

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2014	2013

Sales	1,492,303	3,213,734
Issued to shareholders electing to receive payments of distributions in Fund shares	492,709	563,516
Redemptions	(4,466,353)	(4,131,901)

Net decrease	(2,481,341)	(354,651)

	Year Ended October 31,
Class I	2014	2013

Sales	12,550,162	17,004,763
Issued to shareholders electing to receive payments of distributions in Fund shares	1,343,794	1,337,696
Redemptions	(19,044,135)	(16,933,203)

Net increase (decrease)	(5,150,179)	1,409,256

16

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Local Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

17

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2014, the Fund paid foreign taxes of $1,074,209 and recognized foreign source income of $23,644,229.

18

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments

Foreign Government Bonds — 76.5%

Security	Principal Amount (000’s omitted)		Value

Albania — 0.5%
Republic of Albania, 7.50%, 11/4/15(1)	EUR	1,500	$1,985,460

Total Albania			$1,985,460

Argentina — 4.0%
Republic of Argentina, 7.00%, 10/3/15	USD	13,803	$12,958,189
Republic of Argentina, 8.75%, 5/7/24(2)	USD	4,607	4,138,044

Total Argentina			$17,096,233

Bangladesh — 2.4%
Bangladesh Treasury Bond, 10.10%, 6/11/19	BDT	83,900	$1,111,065
Bangladesh Treasury Bond, 11.37%, 4/4/17	BDT	75,500	1,032,985
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	125,000	1,712,729
Bangladesh Treasury Bond, 11.45%, 6/6/17	BDT	301,600	4,141,248
Bangladesh Treasury Bond, 11.70%, 6/5/18	BDT	140,000	1,952,814
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	29,600	411,831

Total Bangladesh			$10,362,672

Barbados — 0.8%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	3,498	$2,840,376
Barbados Government International Bond, 6.625%, 12/5/35(3)	USD	787	639,044

Total Barbados			$3,479,420

Bosnia and Herzegovina — 0.9%
Bosnia & Herzegovina Government Bond, 2.50%, 3/31/15	BAM	76	$48,697
Bosnia & Herzegovina Government Bond, 2.50%, 8/31/15	BAM	120	76,726
Republic of Srpska, 1.50%, 6/30/23	BAM	292	140,522
Republic of Srpska, 1.50%, 10/30/23	BAM	796	375,795
Republic of Srpska, 1.50%, 12/15/23	BAM	48	23,110
Republic of Srpska, 1.50%, 5/31/25	BAM	5,562	2,450,813
Republic of Srpska, 1.50%, 6/9/25	BAM	534	234,214
Republic of Srpska, 1.50%, 12/24/25	BAM	581	243,810
Republic of Srpska, 1.50%, 9/25/26	BAM	361	148,888

Total Bosnia and Herzegovina			$3,742,575

Brazil — 1.6%
Brazil Nota do Tesouro Nacional, 10.00%, 1/1/17	BRL	12,490	$4,836,440
Brazil Nota do Tesouro Nacional, 10.00%, 1/1/21	BRL	5,127	1,894,409

Total Brazil			$6,730,849

Security	Principal Amount (000’s omitted)		Value

Colombia — 5.6%
Republic of Colombia, 7.75%, 4/14/21	COP	6,301,000	$3,355,837
Titulos De Tesoreria B, 8.00%, 10/28/15	COP	727,000	365,253
Titulos De Tesoreria B, 10.00%, 7/24/24	COP	16,007,500	9,664,173
Titulos De Tesoreria B, 11.25%, 10/24/18	COP	17,661,000	10,317,887

Total Colombia			$23,703,150

Costa Rica — 0.0%(4)
Titulo Propiedad UD, 1.00%, 1/12/22(5)	CRC	62,372	$96,062
Titulo Propiedad UD, 1.63%, 7/13/16(5)	CRC	7,007	12,807

Total Costa Rica			$108,869

Cyprus — 0.8%
Republic of Cyprus, 3.75%, 11/1/15(1)(3)	EUR	2,829	$3,509,710

Total Cyprus			$3,509,710

Dominican Republic — 1.0%
Dominican Republic Central Bank Note, 12.00%, 4/5/19(3)	DOP	15,020	$354,903
Dominican Republic International Bond, 11.50%, 5/10/24(3)	DOP	28,000	667,789
Dominican Republic International Bond, 14.00%, 4/30/21(3)	DOP	8,500	216,488
Dominican Republic International Bond, 14.50%, 2/10/23(1)	DOP	26,400	684,720
Dominican Republic International Bond, 14.50%, 2/10/23(3)	DOP	2,300	59,654
Dominican Republic International Bond, 15.95%, 6/4/21(3)	DOP	17,000	483,787
Dominican Republic International Bond, 18.50%, 2/4/28(1)	DOP	52,700	1,596,331
Dominican Republic International Bond, 18.50%, 2/4/28(3)	DOP	1,000	30,291

Total Dominican Republic			$4,093,963

Ecuador — 0.2%
Republic of Ecuador, 9.375%, 12/15/15(1)	USD	1,000	$1,045,000

Total Ecuador			$1,045,000

Fiji — 0.4%
Republic of Fiji, 9.00%, 3/15/16	USD	1,737	$1,798,274

Total Fiji			$1,798,274

19	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Finland — 0.3%
Municipality Finance PLC, 0.50%, 12/6/16	TRY	2,961	$1,110,481

Total Finland			$1,110,481

Hungary — 2.6%
Hungary Government Bond, 5.50%, 2/12/16	HUF	1,100,000	$4,695,724
Hungary Government Bond, 6.50%, 6/24/19	HUF	274,340	1,281,443
Hungary Government Bond, 6.75%, 11/24/17	HUF	1,123,980	5,135,091

Total Hungary			$11,112,258

Indonesia — 9.3%
Indonesia Government Bond, 7.00%, 5/15/27	IDR	31,377,000	$2,352,426
Indonesia Government Bond, 7.875%, 4/15/19	IDR	38,448,000	3,192,600
Indonesia Government Bond, 8.25%, 7/15/21	IDR	4,730,000	397,599
Indonesia Government Bond, 8.25%, 6/15/32	IDR	30,296,000	2,434,911
Indonesia Government Bond, 8.375%, 3/15/24	IDR	57,840,000	4,906,948
Indonesia Government Bond, 8.375%, 9/15/26	IDR	14,100,000	1,170,133
Indonesia Government Bond, 8.75%, 2/15/44	IDR	16,947,000	1,395,332
Indonesia Government Bond, 9.00%, 3/15/29	IDR	48,448,000	4,226,137
Indonesia Government Bond, 9.50%, 7/15/23	IDR	35,245,000	3,161,915
Indonesia Government Bond, 9.50%, 7/15/31	IDR	63,823,000	5,756,481
Indonesia Government Bond, 9.50%, 5/15/41	IDR	5,702,000	510,915
Indonesia Government Bond, 10.00%, 9/15/24	IDR	22,100,000	2,050,904
Indonesia Government Bond, 10.00%, 2/15/28	IDR	8,560,000	793,935
Indonesia Government Bond, 10.25%, 7/15/27	IDR	22,325,000	2,112,370
Indonesia Government Bond, 10.50%, 7/15/38	IDR	10,900,000	1,061,895
Indonesia Government Bond, 11.00%, 11/15/20	IDR	14,560,000	1,378,519
Indonesia Government Bond, 11.50%, 9/15/19	IDR	25,200,000	2,383,605

Total Indonesia			$39,286,625

Iraq — 1.1%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	5,217	$4,643,130

Total Iraq			$4,643,130

Jamaica — 0.1%
Jamaica Government International Bond, 9.00%, 6/2/15	USD	205	$214,737

Total Jamaica			$214,737

Jordan — 2.0%
Kingdom of Jordan, 3.875%, 11/12/15(1)	USD	8,300	$8,416,200

Total Jordan			$8,416,200

Security	Principal Amount (000’s omitted)		Value

Kenya — 0.5%
Kenya Treasury Bond, 11.855%, 5/22/17	KES	172,850	$1,993,852

Total Kenya			$1,993,852

Lebanon — 1.1%
Lebanese Republic, 4.10%, 6/12/15(1)	USD	400	$403,508
Lebanese Republic, 8.50%, 1/19/16(1)	USD	4,065	4,308,900

Total Lebanon			$4,712,408

Macedonia — 1.6%
Republic of Macedonia, 3.975%, 7/24/21(3)	EUR	5,480	$6,981,592

Total Macedonia			$6,981,592

Malaysia — 2.2%
Malaysia Government Bond, 3.394%, 3/15/17	MYR	14,591	$4,423,385
Malaysia Government Bond, 3.502%, 5/31/27	MYR	4,125	1,184,027
Malaysia Government Bond, 4.16%, 7/15/21	MYR	8,297	2,581,139
Malaysia Government Bond, 4.498%, 4/15/30	MYR	3,480	1,098,033

Total Malaysia			$9,286,584

Mexico — 2.4%
Mexican Bonos, 8.00%, 6/11/20	MXN	15,748	$1,330,638
Mexican Bonos, 8.50%, 5/31/29	MXN	39,000	3,452,415
Mexican Bonos, 8.50%, 11/18/38	MXN	36,100	3,240,798
Mexican Bonos, 10.00%, 11/20/36	MXN	22,074	2,252,776

Total Mexico			$10,276,627

Peru — 0.8%
Republic of Peru, 6.90%, 8/12/37	PEN	2,700	$967,123
Republic of Peru, 6.90%, 8/12/37(1)	PEN	4,730	1,694,411
Republic of Peru, 7.84%, 8/12/20	PEN	1,782	707,612

Total Peru			$3,369,146

Philippines — 2.3%
Republic of the Philippines, 4.95%, 1/15/21	PHP	90,000	$2,075,993
Republic of the Philippines, 6.25%, 1/14/36	PHP	286,000	7,005,396
Republic of the Philippines, 9.125%, 9/4/16	PHP	29,510	739,134

Total Philippines			$9,820,523

Romania — 0.6%
Romania Government Bond, 5.75%, 1/27/16	RON	3,540	$1,057,448
Romania Government Bond, 6.00%, 4/30/15	RON	1,510	438,599

20	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Romania (continued)
Romania Government Bond, 6.00%, 4/30/16	RON	3,000	$903,891

Total Romania			$2,399,938

Russia — 7.3%
Russia Foreign Bond, 3.625%, 4/29/15(1)	USD	4,900	$4,924,500
Russia Foreign Bond, 7.85%, 3/10/18(1)	RUB	250,000	5,472,533
Russia Foreign Bond, 7.85%, 3/10/18(3)	RUB	430,000	9,412,756
Russia Government Bond, 7.00%, 8/16/23	RUB	126,860	2,504,151
Russia Government Bond, 7.40%, 6/14/17	RUB	103,974	2,280,839
Russia Government Bond, 7.50%, 3/15/18	RUB	102,246	2,216,783
Russia Government Bond, 7.60%, 4/14/21	RUB	150,035	3,132,542
Russia Government Bond, 8.15%, 2/3/27	RUB	46,345	955,234

Total Russia			$30,899,338

Serbia — 5.1%
Serbia Treasury Bond, 4.50%, 6/2/17	EUR	1,485	$1,858,416
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	46,780	497,952
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	109,590	1,169,925
Serbia Treasury Bond, 10.00%, 12/12/15	RSD	454,900	4,883,447
Serbia Treasury Bond, 10.00%, 1/30/16	RSD	75,400	809,041
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	96,150	1,031,064
Serbia Treasury Bond, 10.00%, 5/22/16	RSD	700,500	7,498,097
Serbia Treasury Bond, 10.00%, 6/12/16	RSD	169,090	1,808,787
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	105,310	1,113,256
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	87,280	849,761

Total Serbia			$21,519,746

South Africa — 2.8%
Republic of South Africa, 6.25%, 3/31/36	ZAR	64,175	$4,543,437
Republic of South Africa, 6.75%, 3/31/21(2)	ZAR	45,745	4,006,507
Republic of South Africa, 7.00%, 2/28/31	ZAR	25,285	2,021,067
Republic of South Africa, 10.50%, 12/21/26(2)	ZAR	13,176	1,435,675

Total South Africa			$12,006,686

Sri Lanka — 1.9%
Republic of Sri Lanka, 5.875%, 7/25/22(1)	USD	800	$840,000
Republic of Sri Lanka, 7.40%, 1/22/15(1)	USD	4,000	4,044,140
Republic of Sri Lanka, 7.40%, 1/22/15(3)	USD	100	101,500
Sri Lanka Government Bond, 8.50%, 11/1/15	LKR	345,570	2,696,956
Sri Lanka Government Bond, 11.75%, 3/15/15	LKR	61,480	479,807

Total Sri Lanka			$8,162,403

Security	Principal Amount (000’s omitted)		Value

Thailand — 4.7%
Kingdom of Thailand, 3.625%, 6/16/23	THB	316,985	$10,131,714
Kingdom of Thailand, 3.85%, 12/12/25	THB	62,668	2,024,644
Kingdom of Thailand, 3.875%, 6/13/19	THB	132,066	4,261,670
Kingdom of Thailand, 5.67%, 3/13/28	THB	92,500	3,503,714

Total Thailand			$19,921,742

Turkey — 2.9%
Turkey Government Bond, 6.30%, 2/14/18	TRY	7,829	$3,340,970
Turkey Government Bond, 9.00%, 1/27/16	TRY	5,100	2,317,160
Turkey Government Bond, 9.00%, 3/8/17	TRY	4,455	2,044,451
Turkey Government Bond, 10.50%, 1/15/20	TRY	9,342	4,606,671

Total Turkey			$12,309,252

Uganda — 0.5%
Uganda Government Bond, 14.125%, 12/1/16	UGX	3,099,700	$1,160,508
Uganda Government Bond, 14.625%, 11/1/18	UGX	2,818,800	1,074,760

Total Uganda			$2,235,268

Uruguay — 1.0%
Monetary Regulation Bill, 0.00%, 3/26/15(5)	UYU	40,627	$1,652,556
Monetary Regulation Bill, 0.00%, 7/2/15(5)	UYU	22,031	885,000
Monetary Regulation Bill, 0.00%, 8/20/15	UYU	8,480	316,047
Monetary Regulation Bill, 0.00%, 4/21/16(5)	UYU	12,939	501,279
Monetary Regulation Bill, 0.00%, 4/21/16	UYU	1,069	36,748
Monetary Regulation Bill, 0.00%, 7/28/16	UYU	6,755	224,982
Republic of Uruguay, 5.00%, 9/14/18(5)	UYU	3,052	137,329
Uruguay Notas Del Tesoro, 10.25%, 8/22/15	UYU	8,206	329,252

Total Uruguay			$4,083,193

Venezuela — 2.4%
Bolivarian Republic of Venezuela, 5.75%, 2/26/16(1)(2)	USD	2,515	$2,143,611
Bolivarian Republic of Venezuela, 7.00%, 12/1/18(1)	USD	11,694	7,834,980

Total Venezuela			$9,978,591

Vietnam — 1.9%
Republic of Vietnam, 7.00%, 7/15/16	VND	92,157,600	$4,538,275
Republic of Vietnam, 7.20%, 10/31/15	VND	50,000,000	2,427,686
Republic of Vietnam, 12.15%, 1/16/17	VND	20,000,000	1,093,529

Total Vietnam			$8,059,490

21	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Zambia — 0.9%
Zambia Government Bond, 11.00%, 9/2/19	ZMW	30,900	$3,752,995

Total Zambia			$3,752,995

Total Foreign Government Bonds (identified cost $364,060,921)			$324,208,980

Foreign Corporate Bonds — 4.6%

Security		Principal Amount (000’s omitted)	Value

Azerbaijan — 0.1%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(6)	USD	400	$394,000

Total Azerbaijan			$394,000

Colombia — 0.1%
Emgesa SA ESP, 8.75%, 1/25/21(1)	COP	697,000	$364,626

Total Colombia			$364,626

Georgia — 0.2%
Bank of Georgia JSC, 7.75%, 7/5/17(1)	USD	908	$969,989

Total Georgia			$969,989

Hungary — 0.3%
Magyar Export-Import Bank, 4.00%, 1/30/20(3)	USD	1,085	$1,082,288

Total Hungary			$1,082,288

India — 0.6%
Food Corp. of India, 9.95%, 3/7/22	INR	50,000	$869,757
Power Finance Corp., Ltd., 9.32%, 9/17/19	INR	50,000	831,775
Rural Electrification Corp., Ltd., 9.04%, 10/12/19	INR	50,000	824,678

Total India			$2,526,210

Luxembourg — 0.1%
Petrobras International Finance Co. SA, 3.875%, 1/27/16	USD	418	$427,132

Total Luxembourg			$427,132

Mexico — 0.4%
America Movil SAB de CV, 6.00%, 6/9/19	MXN	6,000	$450,871
Petroleos Mexicanos, 7.19%, 9/12/24(3)	MXN	10,630	801,853

Security		Principal Amount (000’s omitted)	Value

Mexico (continued)
Petroleos Mexicanos, 7.65%, 11/24/21	MXN	5,900	$469,299

Total Mexico			$1,722,023

Netherlands — 0.1%
Rabobank Nederland, 0.50%, 11/26/21	ZAR	9,400	$481,242

Total Netherlands			$481,242

South Korea — 0.1%
Export-Import Bank of Korea, 0.50%, 1/25/17	TRY	880	$315,625

Total South Korea			$315,625

Supranational — 1.7%
African Development Bank, 0.50%, 10/26/21	ZAR	9,300	$474,421
Asian Development Bank, 6.64%, 6/18/15	TRY	440	195,964
Inter-American Development Bank, 7.35%, 9/12/18	IDR	53,440,000	4,411,172
International Bank for Reconstruction & Development, 3.40%, 4/15/17(5)	UYU	41,397	1,751,559
International Finance Corp., 4.45%, 2/26/16	RUB	11,600	250,446
International Finance Corp., 4.50%, 3/29/16	RUB	12,800	274,197

Total Supranational			$7,357,759

Sweden — 0.3%
Svensk Exportkredit AB, 0.50%, 6/26/15	TRY	2,550	$1,088,524
Svensk Exportkredit AB, 0.50%, 2/27/17	IDR	400,000	27,247
Svensk Exportkredit AB, 5.15%, 1/30/17(1)	RUB	12,100	253,764

Total Sweden			$1,369,535

Turkey — 0.2%
Export Credit Bank of Turkey, 5.00%, 9/23/21(3)	USD	1,000	$1,008,750

Total Turkey			$1,008,750

Venezuela — 0.4%
Petroleos de Venezuela SA, 8.50%, 11/2/17(1)	USD	1,938	$1,472,686

Total Venezuela			$1,472,686

Total Foreign Corporate Bonds (identified cost $20,069,517)			$19,491,865

22	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Sovereign Loans — 0.6%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.6%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed) Term Loan, 2.80%, Maturing August 1, 2021(7)(8)(9)(10)		$2,400	$2,460,000

Total Ethiopia			$2,460,000

Total Sovereign Loans (identified cost $2,400,000)			$2,460,000

Short-Term Investments — 16.7%

Foreign Government Securities — 12.1%

Security		Principal Amount (000’s omitted)	Value

Brazil — 0.2%
Letra Tesouro Nacional Bill, 0.00%, 7/1/15	BRL	2,577	$966,610

Total Brazil			$966,610

Georgia — 1.1%
Bank of Georgia Promissory Note, 4.00%, 1/8/15	USD	4,734	$4,759,785

Total Georgia			$4,759,785

Kenya — 0.5%
Kenya Treasury Bill, 0.00%, 12/15/14	KES	125,300	$1,387,674
Kenya Treasury Bill, 0.00%, 4/13/15	KES	55,300	595,012

Total Kenya			$1,982,686

Lebanon — 5.1%
Lebanon Treasury Bill, 0.00%, 11/6/14	LBP	217,010	$143,415
Lebanon Treasury Bill, 0.00%, 11/20/14	LBP	655,700	432,665
Lebanon Treasury Bill, 0.00%, 12/4/14	LBP	9,880,600	6,509,704
Lebanon Treasury Bill, 0.00%, 1/1/15	LBP	556,900	365,776
Lebanon Treasury Bill, 0.00%, 1/15/15	LBP	1,808,000	1,185,673
Lebanon Treasury Bill, 0.00%, 2/26/15	LBP	348,000	227,075
Lebanon Treasury Bill, 0.00%, 4/9/15	LBP	372,800	241,658
Lebanon Treasury Bill, 0.00%, 4/16/15	LBP	369,400	239,465
Lebanon Treasury Bill, 0.00%, 4/23/15	LBP	710,200	459,474
Lebanon Treasury Bill, 0.00%, 7/9/15	LBP	273,900	175,360
Lebanon Treasury Bill, 0.00%, 7/23/15	LBP	373,300	238,467
Lebanon Treasury Bill, 0.00%, 10/15/15	LBP	547,600	344,585
Lebanon Treasury Note, 5.94%, 3/5/15	LBP	8,778,970	5,835,687

Security		Principal Amount (000’s omitted)	Value

Lebanon (continued)
Lebanon Treasury Note, 7.84%, 12/4/14	LBP	8,170,730	$5,416,303

Total Lebanon			$21,815,307

Nigeria — 1.9%
Nigeria Treasury Bill, 0.00%, 11/6/14	NGN	784,300	$4,731,916
Nigeria Treasury Bill, 0.00%, 12/4/14	NGN	560,200	3,352,082

Total Nigeria			$8,083,998

Philippines — 0.1%
Philippine Treasury Bill, 0.00%, 11/5/14	PHP	12,030	$268,057

Total Philippines			$268,057

Serbia — 0.2%
Serbia Treasury Bill, 0.00%, 5/6/15	EUR	595	$737,428

Total Serbia			$737,428

Sri Lanka — 2.5%
Sri Lanka Treasury Bill, 0.00%, 11/7/14	LKR	8,920	$68,179
Sri Lanka Treasury Bill, 0.00%, 12/26/14	LKR	130,030	986,445
Sri Lanka Treasury Bill, 0.00%, 1/9/15	LKR	128,850	975,388
Sri Lanka Treasury Bill, 0.00%, 2/20/15	LKR	6,040	45,428
Sri Lanka Treasury Bill, 0.00%, 2/27/15	LKR	666,910	5,010,079
Sri Lanka Treasury Bill, 0.00%, 3/6/15	LKR	187,710	1,408,504
Sri Lanka Treasury Bill, 0.00%, 3/13/15	LKR	6,700	50,219
Sri Lanka Treasury Bill, 0.00%, 3/27/15	LKR	162,550	1,215,656
Sri Lanka Treasury Bill, 0.00%, 4/10/15	LKR	55,790	416,330
Sri Lanka Treasury Bill, 0.00%, 6/26/15	LKR	49,890	367,664

Total Sri Lanka			$10,543,892

Uganda — 0.2%
Uganda Treasury Bill, 0.00%, 11/27/14	UGX	1,207,800	$443,430
Uganda Treasury Bill, 0.00%, 12/26/14	UGX	336,000	122,324
Uganda Treasury Bill, 0.00%, 1/22/15	UGX	336,000	121,361
Uganda Treasury Bill, 0.00%, 9/17/15	UGX	384,100	127,179

Total Uganda			$814,294

Uruguay — 0.1%
Monetary Regulation Bill, 0.00%, 1/16/15	UYU	3,100	$125,167
Monetary Regulation Bill, 0.00%, 2/20/15(5)	UYU	5,258	214,810
Monetary Regulation Bill, 0.00%, 3/26/15	UYU	415	16,321

Total Uruguay			$356,298

23	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Vietnam — 0.1%
Vietnam Treasury Bill, 0.00%, 7/21/15	VND	8,263,000	$378,550

Total Vietnam			$378,550

Zambia — 0.1%
Zambia Treasury Bill, 0.00%, 6/15/15	ZMW	4,890	$706,078

Total Zambia			$706,078

Total Foreign Government Securities (identified cost $51,786,506)			$51,412,983

U.S. Treasury Obligations — 0.4%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/4/14(11)		$1,600	$1,600,003

Total U.S. Treasury Obligations (identified cost $1,599,991)			$1,600,003

Repurchase Agreements — 1.8%

Description	Principal Amount (000’s omitted)		Value
JPMorgan Chase Bank, N.A.:
Dated 10/20/14 with an interest rate of 6.10%, collateralized by ZAR 41,683,122 Republic of South Africa 8.00%, due 12/21/18 and a market value, including accrued interest, of $4,171,325.(12)	ZAR	43,892	$3,979,449
Dated 10/27/14 with an interest rate of 6.10%, collateralized by ZAR 20,759,000 Republic of South Africa 6.25%, due 3/31/36 and a market value, including accrued interest, of $1,538,977.(12)	ZAR	16,286	1,476,510
Nomura International PLC:
Dated 10/7/14 with a maturity date of 12/1/14, an interest rate of 0.11% payable by the Portfolio and repurchase proceeds of EUR 1,523,929, collateralized by EUR 1,500,000 Bundesrepublik Deutschland 0.50%, due 4/7/17 and a market value, including accrued interest, of $1,909,621.	EUR	1,524	1,910,027

Total Repurchase Agreements (identified cost $7,402,456)			$7,365,986

Other — 2.4%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(13)	$10,210	$10,210,246

Total Other (identified cost $10,210,246)		$10,210,246

Total Short-Term Investments (identified cost $70,999,199)		$70,589,218

Total Investments — 98.4% (identified cost $457,529,637)		$416,750,063

Less Unfunded Loan Commitments — (0.2)%		$(858,757)

Net Investments — 98.2% (identified cost $456,670,880)		$415,891,306

Other Assets, Less Liabilities — 1.8%		$7,640,512

Net Assets — 100.0%		$423,531,818

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BAM	–	Bosnia-Herzegovina Convertible Mark
BDT	–	Bangladesh Taka
BRL	–	Brazilian Real
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
PEN	–	Peruvian New Sol
PHP	–	Philippine Peso
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
THB	–	Thai Baht
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

24	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2014, the aggregate value of these securities is $59,842,575 or 14.1% of the Portfolio’s net assets.

(2)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $25,350,405 or 6.0% of the Portfolio’s net assets.

(4)	Amount is less than 0.05%.

(5)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(9)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents a weighted average rate at October 31, 2014.

(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(11)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.
(12)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

Securities Sold Short — (0.4)%

Foreign Government Bonds — (0.4)%

Security	Principal Amount (000’s omitted)		Value

Germany — (0.4)%
Bundesrepublik Deutschland, 0.50%, 4/7/17	EUR	(1,500)	$(1,904,265)

Total Germany			$(1,904,265)

Total Foreign Government Bonds (proceeds $1,829,635)			$(1,904,265)

Total Securities Sold Short (proceeds $1,829,635)			$(1,904,265)

EUR	–	Euro

25	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $446,460,634)	$405,681,060
Affiliated investment, at value (identified cost, $10,210,246)	10,210,246
Cash	791,086
Restricted cash*	5,194,540
Foreign currency, at value (identified cost, $2,222,140)	2,204,392
Interest receivable	7,495,335
Interest receivable from affiliated investment	3,157
Due from broker for open reverse repurchase agreements	309,050
Receivable for investments sold	122,369
Receivable for variation margin on open futures contracts	12,789
Receivable for variation margin on open centrally cleared swap contracts	106,839
Receivable for open forward foreign currency exchange contracts	7,153,531
Receivable for open swap contracts	10,687,889
Premium paid on open swap contracts	1,166,947
Tax reclaims receivable	4,684
Total assets	$451,143,914

Liabilities
Cash collateral due to brokers	$1,774,619
Payable for reverse repurchase agreements, including accrued interest of $7,306	9,896,227
Payable for securities sold short, at value (proceeds, $1,829,635)	1,904,265
Payable for open forward foreign currency exchange contracts	9,931,228
Payable for open swap contracts	2,320,262
Premium received on open swap contracts	975,281
Payable to affiliates:
Investment adviser fee	236,769
Trustees’ fees	1,754
Interest payable on securities sold short	5,712
Accrued foreign capital gains taxes	190,554
Accrued expenses and other liabilities	375,425
Total liabilities	$27,612,096
Net Assets applicable to investors’ interest in Portfolio	$423,531,818

Sources of Net Assets
Investors’ capital	$459,047,564
Net unrealized depreciation	(35,515,746)
Total	$423,531,818

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

26	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest (net of foreign taxes, $1,150,180)	$28,667,604
Interest allocated from affiliated investment	22,281
Expenses allocated from affiliated investment	(2,664)
Total investment income	$28,687,221

Expenses
Investment adviser fee	$2,891,430
Trustees’ fees and expenses	20,088
Custodian fee	746,915
Legal and accounting services	168,855
Interest expense and fees	129,388
Interest expense on securities sold short	117,388
Miscellaneous	32,390
Total expenses	$4,106,454
Deduct —
Reduction of custodian fee	$828
Total expense reductions	$828

Net expenses	$4,105,626

Net investment income	$24,581,595

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $72,216 and including a loss of $1,473,934 from precious metals)	$(34,977,480)
Investment transactions allocated from affiliated investment	144
Written options	383,240
Securities sold short	(1,160,235)
Futures contracts	(1,667,425)
Swap contracts	4,276,765
Foreign currency and forward foreign currency exchange contract transactions	1,051,654
Net realized loss	$(32,093,337)
Change in unrealized appreciation (depreciation) —
Investments (net of decrease in accrued foreign capital gains taxes of $351,835 and including net increase of $1,459,832 from precious metals)	$(2,810,673)
Written options	85,356
Securities sold short	1,388,508
Futures contracts	333,308
Swap contracts	3,698,893
Foreign currency and forward foreign currency exchange contracts	(3,968,427)
Net change in unrealized appreciation (depreciation)	$(1,273,035)

Net realized and unrealized loss	$(33,366,372)

Net decrease in net assets from operations	$(8,784,777)

27	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$24,581,595	$38,528,412
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(32,093,337)	(29,669,115)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(1,273,035)	(34,497,133)
Net decrease in net assets from operations	$(8,784,777)	$(25,637,836)
Capital transactions —
Contributions	$102,876,211	$116,668,048
Withdrawals	(235,422,839)	(301,259,865)
Net decrease in net assets from capital transactions	$(132,546,628)	$(184,591,817)

Net decrease in net assets	$(141,331,405)	$(210,229,653)

Net Assets
At beginning of year	$564,863,223	$775,092,876
At end of year	$423,531,818	$564,863,223

28	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014		2013		2012		2011		2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.92	%(2)	0.97	%(2)	0.97	%(2)	0.92	%(2)	0.93%
Net investment income	5.53%		5.25%		5.53%		4.90%		5.30%
Portfolio Turnover	97%		27%		24%		16%		17%

Total Return	0.00	%(3)	(3.10)%		7.78%		0.13%		19.03%

Net assets, end of year (000’s omitted)	$423,532		$564,863		$775,093		$803,386		$400,648

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes interest and dividend expense, primarily on securities sold short, of 0.06%, 0.14%, 0.15% and 0.08% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.
(3)	Amount is less than 0.005%.

29	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund held an interest of 82.5%, 11.1%, 4.4%, and 2.0%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EMLIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2014 were $4,848,557 or 1.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/ dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount

30

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into

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agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

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Notes to Consolidated Financial Statements — continued

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

S  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security during the term of the agreement. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

T  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which

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Notes to Consolidated Financial Statements — continued

the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.650% of its respective average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $2,891,430 or 0.65% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, principal repayments on Senior Loans and securities sold short, aggregated $344,494,334 and $419,569,422, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$459,070,356

Gross unrealized appreciation	$3,251,074
Gross unrealized depreciation	(49,184,122)

Net unrealized depreciation	$(45,933,048)

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency and securities sold short at October 31, 2014 on a federal income tax basis was $4,426,885.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

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Notes to Consolidated Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/3/14	Chilean Peso 2,609,180,000	United States Dollar 4,497,222	BNP Paribas	$—	$(37,171)	$(37,171)
11/3/14	Chilean Peso 2,609,180,000	United States Dollar 4,524,720	Citibank, N.A.	—	(9,672)	(9,672)
11/3/14	United States Dollar 4,524,720	Chilean Peso 2,609,180,000	BNP Paribas	9,672	—	9,672
11/3/14	United States Dollar 4,370,486	Chilean Peso 2,609,180,000	Citibank, N.A.	163,907	—	163,907
11/4/14	Brazilian Real 2,665,000	United States Dollar 1,085,098	Goldman Sachs International	9,590	—	9,590
11/4/14	Brazilian Real 2,665,000	United States Dollar 1,090,336	Morgan Stanley & Co. International PLC	14,829	—	14,829
11/4/14	Brazilian Real 90,515,869	United States Dollar 36,235,336	Morgan Stanley & Co. International PLC	—	(293,930)	(293,930)
11/4/14	Brazilian Real 78,816,869	United States Dollar 32,246,489	Standard Chartered Bank	438,560	—	438,560
11/4/14	Brazilian Real 11,699,000	United States Dollar 4,786,433	UBS AG	65,097	—	65,097
11/4/14	United States Dollar 1,090,336	Brazilian Real 2,665,000	Goldman Sachs International	—	(14,829)	(14,829)
11/4/14	United States Dollar 1,066,853	Brazilian Real 2,665,000	Morgan Stanley & Co. International PLC	8,654	—	8,654
11/4/14	United States Dollar 37,032,922	Brazilian Real 90,515,869	Morgan Stanley & Co. International PLC	—	(503,656)	(503,656)
11/4/14	United States Dollar 34,040,282	Brazilian Real 78,816,869	Standard Chartered Bank	—	(2,232,352)	(2,232,352)
11/4/14	United States Dollar 4,685,222	Brazilian Real 11,699,000	UBS AG	36,114	—	36,114
11/5/14	Euro 3,650,118	Romanian Leu 16,264,928	BNP Paribas	47,231	—	47,231
11/5/14	New Turkish Lira 558,155	United States Dollar 254,447	BNP Paribas	3,442	—	3,442
11/5/14	New Turkish Lira 2,494,000	United States Dollar 1,090,989	Deutsche Bank AG	—	(30,579)	(30,579)
11/5/14	Romanian Leu 2,583,928	Euro 585,327	Bank of America, N.A.	—	(672)	(672)
11/5/14	Romanian Leu 13,681,000	Euro 3,068,871	BNP Paribas	—	(41,446)	(41,446)
11/12/14	Kazakhstani Tenge 43,400,000	United States Dollar 235,154	Deutsche Bank AG	—	(3,020)	(3,020)
11/12/14	United States Dollar 265,038	Kazakhstani Tenge 43,400,000	Deutsche Bank AG	—	(26,864)	(26,864)
11/12/14	United States Dollar 5,191,223	Mexican Peso 69,856,639	BNP Paribas	—	(6,255)	(6,255)
11/12/14	United States Dollar 9,987,549	Mexican Peso 133,158,000	BNP Paribas	—	(104,166)	(104,166)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/12/14	United States Dollar 19,026,474	Mexican Peso 253,668,562	BNP Paribas	$—	$(198,438)	$(198,438)
11/14/14	Indian Rupee 158,500,000	United States Dollar 2,575,979	Bank of America, N.A.	—	(2,235)	(2,235)
11/14/14	United States Dollar 5,000,000	Armenian Dram 2,166,700,000	VTB Capital PLC	286,393	—	286,393
11/14/14	United States Dollar 3,000,000	Armenian Dram 1,300,020,000	VTB Capital PLC	171,836	—	171,836
11/14/14	United States Dollar 4,257,028	Indian Rupee 263,659,000	Barclays Bank PLC	31,738	—	31,738
11/14/14	United States Dollar 4,633,548	Indian Rupee 287,141,000	Standard Chartered Bank	37,183	—	37,183
11/18/14	Euro 2,722,791	United States Dollar 3,642,985	Goldman Sachs International	230,615	—	230,615
11/18/14	Hungarian Forint 804,340,000	Euro 2,604,899	Deutsche Bank AG	—	(5,615)	(5,615)
11/18/14	United States Dollar 6,224,690	Euro 4,940,622	Goldman Sachs International	—	(32,795)	(32,795)
11/18/14	United States Dollar 10,509,493	Euro 7,854,863	Goldman Sachs International	—	(665,290)	(665,290)
11/18/14	United States Dollar 12,498,087	Hungarian Forint 2,938,840,054	Barclays Bank PLC	—	(549,532)	(549,532)
11/20/14	Indonesian Rupiah 11,695,715,000	United States Dollar 986,897	BNP Paribas	20,815	—	20,815
11/20/14	Indonesian Rupiah 10,693,716,000	United States Dollar 902,499	Standard Chartered Bank	19,184	—	19,184
11/20/14	Russian Ruble 139,193,607	United States Dollar 3,758,942	Deutsche Bank AG	537,423	—	537,423
11/20/14	Thai Baht 40,305,000	United States Dollar 1,240,268	Standard Chartered Bank	3,681	—	3,681
11/20/14	United States Dollar 1,467,602	Indonesian Rupiah 17,992,802,000	Bank of America, N.A.	18,628	—	18,628
11/20/14	United States Dollar 364,563	Indonesian Rupiah 4,396,629,000	Standard Chartered Bank	—	(1,395)	(1,395)
11/20/14	United States Dollar 3,784,299	Thai Baht 122,978,358	Standard Chartered Bank	—	(11,231)	(11,231)
11/21/14	Indonesian Rupiah 35,587,056,000	United States Dollar 2,889,029	Goldman Sachs International	—	(50,188)	(50,188)
11/21/14	United States Dollar 1,355,388	Indian Rupee 83,824,000	Citibank, N.A.	6,931	—	6,931
11/21/14	United States Dollar 1,422,578	Indian Rupee 88,022,000	JPMorgan Chase Bank, N.A.	7,969	—	7,969
11/21/14	United States Dollar 1,339,113	Indian Rupee 82,871,000	Standard Chartered Bank	7,719	—	7,719
11/21/14	United States Dollar 1,197,265	Indonesian Rupiah 14,753,900,000	Deutsche Bank AG	21,293	—	21,293
11/21/14	United States Dollar 1,691,277	Indonesian Rupiah 20,833,156,000	Goldman Sachs International	29,381	—	29,381

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/25/14	United States Dollar 1,971,808	Euro 1,485,025	Goldman Sachs International	$—	$(110,600)	$(110,600)
11/26/14	Euro 16,246,776	United States Dollar 21,804,148	Standard Chartered Bank	1,441,640	—	1,441,640
12/2/14	Brazilian Real 2,665,000	United States Dollar 1,058,632	Morgan Stanley & Co. International PLC	—	(7,658)	(7,658)
12/2/14	United States Dollar 35,956,093	Brazilian Real 90,515,869	Morgan Stanley & Co. International PLC	260,105	—	260,105
12/2/14	United States Dollar 1,082,079	Brazilian Real 2,725,000	Morgan Stanley & Co. International PLC	8,217	—	8,217
12/3/14	Euro 755,942	United States Dollar 1,012,335	JPMorgan Chase Bank, N.A.	64,851	—	64,851
12/3/14	Russian Ruble 106,931,000	United States Dollar 2,790,617	Bank of America, N.A.	324,933	—	324,933
12/3/14	Russian Ruble 170,685,000	United States Dollar 4,305,878	BNP Paribas	370,112	—	370,112
12/3/14	Russian Ruble 25,570,000	United States Dollar 667,450	Citibank, N.A.	77,840	—	77,840
12/3/14	Russian Ruble 632,925,996	United States Dollar 14,647,674	Credit Suisse International	53,256	—	53,256
12/3/14	Russian Ruble 38,525,000	United States Dollar 1,005,087	Morgan Stanley & Co. International PLC	116,753	—	116,753
12/3/14	United States Dollar 209,006	Euro 161,883	JPMorgan Chase Bank, N.A.	—	(6,105)	(6,105)
12/3/14	United States Dollar 201,531	Euro 155,445	JPMorgan Chase Bank, N.A.	—	(6,699)	(6,699)
12/3/14	United States Dollar 568,195	Euro 438,614	JPMorgan Chase Bank, N.A.	—	(18,444)	(18,444)
12/3/14	United States Dollar 1,963,351	Russian Ruble 76,394,000	Bank of America, N.A.	—	(201,809)	(201,809)
12/3/14	United States Dollar 17,592,402	Russian Ruble 689,065,000	Bank of America, N.A.	—	(1,703,494)	(1,703,494)
12/3/14	United States Dollar 745,335	Russian Ruble 29,001,000	Citibank, N.A.	—	(76,612)	(76,612)
12/4/14	United States Dollar 5,123,811	Malaysian Ringgit 16,802,000	Nomura International PLC	—	(60,680)	(60,680)
12/8/14	South African Rand 5,153,224	United States Dollar 475,938	Citibank, N.A.	11,351	—	11,351
12/8/14	South African Rand 5,099,098	United States Dollar 470,887	JPMorgan Chase Bank, N.A.	11,179	—	11,179
12/8/14	United States Dollar 5,124,830	South African Rand 55,489,095	Citibank, N.A.	—	(122,224)	(122,224)
12/8/14	United States Dollar 5,124,253	South African Rand 55,489,000	JPMorgan Chase Bank, N.A.	—	(121,656)	(121,656)
12/10/14	Euro 2,838,544	United States Dollar 3,750,460	Goldman Sachs International	192,519	—	192,519
12/12/14	Thai Baht 339,621,129	United States Dollar 10,523,546	Goldman Sachs International	114,022	—	114,022
12/12/14	United States Dollar 4,186,806	Thai Baht 135,439,000	Goldman Sachs International	—	(35,547)	(35,547)

37

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October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/12/14	United States Dollar 13,948,780	Thai Baht 450,162,000	Goldman Sachs International	$—	$(151,134)	$(151,134)
12/15/14	Euro 210,869	Hungarian Forint 66,506,493	Standard Chartered Bank	5,895	—	5,895
12/16/14	United States Dollar 624,844	Zambian Kwacha 3,999,000	Barclays Bank PLC	2,663	—	2,663
12/16/14	United States Dollar 657,367	Zambian Kwacha 4,194,000	Barclays Bank PLC	739	—	739
12/24/14	Euro 2,867,912	United States Dollar 3,723,984	Deutsche Bank AG	128,905	—	128,905
12/24/14	United States Dollar 3,634,502	Euro 2,867,912	Deutsche Bank AG	—	(39,423)	(39,423)
12/26/14	United States Dollar 616,441	Peruvian New Sol 1,796,000	BNP Paribas	—	(5,628)	(5,628)
12/26/14	United States Dollar 523,785	Peruvian New Sol 1,525,000	Citibank, N.A.	—	(5,138)	(5,138)
12/30/14	United States Dollar 1,023,113	Uruguayan Peso 24,125,000	Citibank, N.A.	—	(41,521)	(41,521)
12/31/14	United States Dollar 27,899,677	Malaysian Ringgit 91,550,000	Barclays Bank PLC	—	(362,323)	(362,323)
1/2/15	Euro 1,476,499	United States Dollar 2,009,220	Goldman Sachs International	158,243	—	158,243
1/2/15	Euro 580,318	United States Dollar 770,233	Goldman Sachs International	42,731	—	42,731
1/7/15	Euro 2,500,437	United States Dollar 3,140,049	Bank of America, N.A.	5,327	—	5,327
1/8/15	Kazakhstani Tenge 1,900,172,000	United States Dollar 10,196,791	Deutsche Bank AG	186,666	—	186,666
1/8/15	United States Dollar 11,516,194	Kazakhstani Tenge 1,900,172,000	Citibank, N.A.	—	(1,506,069)	(1,506,069)
1/8/15	United States Dollar 4,840,578	South African Rand 55,489,000	Citibank, N.A.	134,465	—	134,465
1/8/15	United States Dollar 4,839,860	South African Rand 55,489,000	JPMorgan Chase Bank, N.A.	135,183	—	135,183
1/12/15	United States Dollar 307,009	Ugandan Shilling 839,670,000	Citibank, N.A.	—	(2,676)	(2,676)
1/12/15	United States Dollar 188,969	Ugandan Shilling 515,885,000	Standard Chartered Bank	—	(1,989)	(1,989)
1/13/15	United States Dollar 2,048,270	Colombian Peso 4,206,123,000	Citibank, N.A.	—	(18,336)	(18,336)
1/13/15	United States Dollar 5,597,810	Colombian Peso 11,495,103,060	Citibank, N.A.	—	(50,110)	(50,110)
1/14/15	United States Dollar 688,143	Egyptian Pound 5,020,000	Citibank, N.A.	2,314	—	2,314
1/16/15	Euro 2,176,326	Polish Zloty 9,182,244	Bank of America, N.A.	—	(11,681)	(11,681)
1/16/15	Euro 2,053,012	Polish Zloty 8,660,364	BNP Paribas	—	(11,493)	(11,493)
1/16/15	Euro 1,856,860	Polish Zloty 7,847,000	Goldman Sachs International	—	(6,230)	(6,230)

38

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/16/15	United States Dollar 723,128	Uruguayan Peso 17,290,000	Citibank, N.A.	$—	$(23,450)	$(23,450)
1/20/15	Euro 2,055,258	Polish Zloty 8,731,455	BNP Paribas	6,265	—	6,265
1/20/15	Euro 219,344	Polish Zloty 931,852	BNP Paribas	669	—	669
1/20/15	Euro 4,321,827	Polish Zloty 18,356,422	Nomura International PLC	11,927	—	11,927
1/20/15	Euro 461,241	Polish Zloty 1,959,063	Nomura International PLC	1,273	—	1,273
1/20/15	United States Dollar 1,659,153	Egyptian Pound 12,145,000	Citibank, N.A.	8,532	—	8,532
1/20/15	United States Dollar 21,082,413	Polish Zloty 70,283,023	Goldman Sachs International	—	(289,695)	(289,695)
1/20/15	United States Dollar 440,639	Ugandan Shilling 1,200,300,000	Barclays Bank PLC	—	(6,706)	(6,706)
1/22/15	United States Dollar 1,658,292	Egyptian Pound 12,145,000	Citibank, N.A.	8,477	—	8,477
1/23/15	United States Dollar 205,697	Ugandan Shilling 556,000,000	Citibank, N.A.	—	(4,884)	(4,884)
1/23/15	United States Dollar 723,122	Uruguayan Peso 17,326,000	Citibank, N.A.	—	(23,546)	(23,546)
1/28/15	Euro 1,644,000	United States Dollar 2,100,785	Australia and New Zealand Banking Group Limited	39,419	—	39,419
1/28/15	United States Dollar 583,309	Mexican Peso 7,940,000	HSBC Bank USA, N.A.	3,373	—	3,373
1/29/15	United States Dollar 365,177	Ugandan Shilling 982,325,000	Barclays Bank PLC	—	(11,061)	(11,061)
1/30/15	United States Dollar 4,461,281	Chilean Peso 2,609,180,000	BNP Paribas	37,881	—	37,881
2/4/15	Euro 583,161	Romanian Leu 2,583,928	Bank of America, N.A.	452	—	452
2/4/15	Euro 5,390,402	United States Dollar 6,841,363	Goldman Sachs International	82,122	—	82,122
2/4/15	United States Dollar 2,503,279	Egyptian Pound 18,324,000	Citibank, N.A.	2,550	—	2,550
2/6/15	United States Dollar 403,226	Uruguayan Peso 10,000,000	Citibank, N.A.	—	(1,245)	(1,245)
2/13/15	United States Dollar 402,414	Uruguayan Peso 10,000,000	Citibank, N.A.	—	(1,330)	(1,330)
2/27/15	United States Dollar 323,102	Uruguayan Peso 8,000,000	Citibank, N.A.	—	(3,659)	(3,659)
3/13/15	Euro 188,402	Serbian Dinar 23,880,000	Citibank, N.A.	10,027	—	10,027
3/31/15	Euro 729,190	Romanian Leu 3,250,000	BNP Paribas	3,535	—	3,535
3/31/15	United States Dollar 360,288	Uruguayan Peso 9,000,000	Citibank, N.A.	—	(4,526)	(4,526)
3/31/15	United States Dollar 1,023,121	Uruguayan Peso 24,780,000	Citibank, N.A.	—	(43,589)	(43,589)

39

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

4/30/15	United States Dollar 434,439	Uruguayan Peso 11,000,000	Citibank, N.A.	$—	$(3,676)	$(3,676)
5/21/15	United States Dollar 9,104,461	New Turkish Lira 22,060,108	Standard Chartered Bank	406,543	—	406,543
6/11/15	United States Dollar 655,727	Zambian Kwacha 4,895,000	Standard Chartered Bank	61,479	—	61,479
6/12/15	United States Dollar 406,699	Zambian Kwacha 2,975,000	Citibank, N.A.	29,033	—	29,033
6/12/15	United States Dollar 658,766	Zambian Kwacha 4,633,100	Citibank, N.A.	19,818	—	19,818
6/12/15	United States Dollar 269,642	Zambian Kwacha 1,921,200	Citibank, N.A.	11,745	—	11,745
6/17/15	United States Dollar 651,013	Zambian Kwacha 4,795,000	Standard Chartered Bank	50,001	—	50,001
6/18/15	United States Dollar 892,979	Zambian Kwacha 6,533,900	Standard Chartered Bank	61,909	—	61,909
6/18/15	United States Dollar 380,733	Zambian Kwacha 2,776,000	Standard Chartered Bank	24,962	—	24,962
6/23/15	United States Dollar 202,557	Uruguayan Peso 5,070,000	Citibank, N.A.	—	(7,251)	(7,251)
6/25/15	United States Dollar 1,267,342	Zambian Kwacha 9,010,800	Barclays Bank PLC	46,172	—	46,172
7/24/15	United States Dollar 9,375,613	Azerbaijani Manat 7,643,000	Standard Bank PLC	144,815	—	144,815
9/28/15	United States Dollar 124,155	Azerbaijani Manat 101,000	Standard Bank PLC	691	—	691
10/8/15	United States Dollar 492,750	Azerbaijani Manat 401,000	Standard Bank PLC	2,067	—	2,067

				$7,153,531	$(9,931,228)	$(2,777,697)

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

	Commodity Futures
12/14	9 LME Copper	Long	$1,636,875	$1,514,250	$(122,625)
12/14	9 LME Copper	Short	(1,648,207)	(1,514,250)	133,957

	Interest Rate Futures
12/14	213 Euro-Bobl	Short	(34,065,407)	(34,179,231)	(113,824)
12/14	41 Euro-Bund	Short	(7,740,783)	(7,753,628)	(12,845)
12/14	10 IMM 10-Year Interest Rate Swap	Long	986,004	956,396	(29,608)

40

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Futures Contracts (continued)
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

	Interest Rate Futures (continued)
12/14	231 U.S. 2-Year Deliverable Interest Rate Swap	Short	$(23,111,901)	$(23,199,257)	$(87,356)
12/14	83 U.S. 5-Year Deliverable Interest Rate Swap	Short	(8,406,922)	(8,471,187)	(64,265)
12/14	53 U.S. 10-Year Deliverable Interest Rate Swap	Short	(5,472,038)	(5,531,047)	(59,009)

					$(355,575)

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

LME:  London Metal Exchange

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

CME	MXN	67,771	Pays	Mexico Interbank TIIE 28 Day	6.08%	6/27/24	$(12,718)
LCH.Clearnet	HUF	319,000	Receives	6-month HUF BUBOR	4.57	11/14/18	(151,665)
LCH.Clearnet	HUF	409,000	Receives	6-month HUF BUBOR	4.43	11/15/18	(183,629)
LCH.Clearnet	HUF	3,834,900	Pays	6-month HUF BUBOR	2.66	10/29/19	83,186
LCH.Clearnet	HUF	2,762,970	Pays	6-month HUF BUBOR	3.00	10/29/21	67,596
LCH.Clearnet	PLN	1,670	Pays	6-month PLN WIBOR	4.40	8/20/17	36,666
LCH.Clearnet	PLN	16,000	Pays	6-month PLN WIBOR	3.44	5/9/19	339,876
LCH.Clearnet	PLN	21,430	Pays	6-month PLN WIBOR	3.25	6/5/19	393,446
LCH.Clearnet	PLN	4,400	Pays	6-month PLN WIBOR	2.19	10/28/21	7,368
LCH.Clearnet	PLN	11,400	Pays	6-month PLN WIBOR	2.44	10/28/24	30,790

							$610,916

HUF	–	Hungarian Forint
MXN	–	Mexican Peso
PLN	–	Polish Zloty

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	BRL	12,953	Pays	Brazil CETIP Interbank Deposit Rate	13.10%	1/2/23	$717,663
Bank of America, N.A.	MXN	26,000	Pays	Mexico Interbank TIIE 28 Day	6.46	9/24/20	99,017
Bank of America, N.A.	PLN	1,553	Pays	6-month PLN WIBOR	4.34	7/30/17	33,188
Bank of America, N.A.	PLN	1,553	Receives	6-month PLN WIBOR	3.35	7/30/17	(19,879)
Bank of America, N.A.	PLN	1,820	Pays	6-month PLN WIBOR	4.31	8/10/17	38,438
Bank of America, N.A.	PLN	2,950	Pays	6-month PLN WIBOR	4.35	8/23/17	63,524

41

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Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	PLN	2,970	Pays	6-month PLN WIBOR	4.30%	9/18/17	$63,353
Bank of America, N.A.	PLN	4,840	Pays	6-month PLN WIBOR	3.83	11/14/17	125,615
Bank of America, N.A.	PLN	4,840	Receives	6-month PLN WIBOR	3.61	11/14/17	(112,577)
Bank of America, N.A.	PLN	5,470	Receives	6-month PLN WIBOR	3.52	11/16/17	(121,467)
Bank of America, N.A.	PLN	3,600	Pays	6-month PLN WIBOR	4.95	9/14/20	175,498
Bank of America, N.A.	PLN	8,765	Pays	6-month PLN WIBOR	5.45	6/7/21	571,229
Barclays Bank PLC	BRL	90,832	Pays	Brazil CETIP Interbank Deposit Rate	12.09	1/2/17	(47,068)
Barclays Bank PLC	BRL	22,098	Pays	Brazil CETIP Interbank Deposit Rate	11.72	1/4/21	(19,388)
Barclays Bank PLC	BRL	20,157	Receives	Brazil CETIP Interbank Deposit Rate	11.81	1/2/23	(84,617)
Barclays Bank PLC	MXN	48,400	Pays	Mexico Interbank TIIE 28 Day	7.11	5/21/21	304,637
Barclays Bank PLC	MYR	18,000	Pays	3-month MYR KLIBOR	3.70	10/19/15	(3,341)
Barclays Bank PLC	MYR	21,700	Pays	3-month MYR KLIBOR	3.96	7/26/16	21,530
Barclays Bank PLC	MYR	10,000	Pays	3-month MYR KLIBOR	4.13	10/19/20	24,588
Barclays Bank PLC	PLN	3,893	Pays	6-month PLN WIBOR	4.32	8/2/17	82,340
Barclays Bank PLC	PLN	2,200	Pays	6-month PLN WIBOR	4.35	8/27/17	47,361
Barclays Bank PLC	PLN	5,470	Pays	6-month PLN WIBOR	3.81	11/16/17	140,630
Barclays Bank PLC	PLN	9,170	Pays	6-month PLN WIBOR	3.82	11/19/17	237,412
Barclays Bank PLC	PLN	9,170	Receives	6-month PLN WIBOR	3.53	11/19/17	(204,712)
Barclays Bank PLC	PLN	5,240	Pays	6-month PLN WIBOR	3.80	11/20/17	134,179
Barclays Bank PLC	PLN	2,300	Pays	6-month PLN WIBOR	5.36	7/30/20	127,989
Barclays Bank PLC	THB	143,000	Pays	6-month THBFIX	3.34	2/16/15	30,894
Barclays Bank PLC	THB	47,850	Pays	6-month THBFIX	3.21	10/5/20	47,680
BNP Paribas	PLN	3,946	Pays	6-month PLN WIBOR	4.25	8/7/17	81,231
BNP Paribas	PLN	3,946	Receives	6-month PLN WIBOR	3.60	8/7/17	(59,007)
BNP Paribas	PLN	800	Pays	6-month PLN WIBOR	3.85	11/13/17	20,953
BNP Paribas	PLN	800	Receives	6-month PLN WIBOR	3.38	11/13/17	(16,517)
BNP Paribas	ZAR	142,000	Pays	3-month ZAR JIBAR	5.88	12/4/17	(366,308)
Citibank, N.A.	BRL	27,651	Pays	Brazil CETIP Interbank Deposit Rate	10.38	1/4/16	(180,867)
Citibank, N.A.	MXN	66,438	Pays	Mexico Interbank TIIE 28 Day	4.78	10/10/18	(1,439)
Citibank, N.A.	PLN	2,983	Pays	6-month PLN WIBOR	4.33	7/30/17	63,683
Citibank, N.A.	PLN	2,427	Pays	6-month PLN WIBOR	4.31	8/2/17	51,228
Citibank, N.A.	PLN	1,780	Pays	6-month PLN WIBOR	4.30	8/10/17	37,439
Citibank, N.A.	PLN	1,320	Pays	6-month PLN WIBOR	4.40	8/20/17	28,933
Citibank, N.A.	PLN	1,700	Pays	6-month PLN WIBOR	3.81	11/13/17	43,721
Citibank, N.A.	PLN	1,340	Pays	6-month PLN WIBOR	3.82	11/14/17	34,620
Citibank, N.A.	PLN	3,980	Pays	6-month PLN WIBOR	3.82	11/19/17	102,619
Citibank, N.A.	PLN	3,980	Receives	6-month PLN WIBOR	3.60	11/19/17	(92,237)
Citibank, N.A.	THB	69,000	Pays	6-month THBFIX	3.40	1/15/15	15,820
Credit Suisse International	MXN	42,000	Pays	Mexico Interbank TIIE 28 Day	6.24	7/31/15	68,714
Credit Suisse International	MYR	25,230	Pays	3-month MYR KLIBOR	3.43	4/4/18	(103,181)
Deutsche Bank AG	BRL	6,948	Pays	Brazil CETIP Interbank Deposit Rate	12.03	1/2/17	(5,235)
Deutsche Bank AG	BRL	1,970	Pays	Brazil CETIP Interbank Deposit Rate	12.98	1/2/23	100,702
Deutsche Bank AG	MXN	85,500	Pays	Mexico Interbank TIIE 28 Day	6.38	6/17/16	278,917
Deutsche Bank AG	MYR	10,800	Pays	3-month MYR KLIBOR	4.38	11/23/20	73,873
Deutsche Bank AG	PLN	3,100	Pays	6-month PLN WIBOR	5.11	4/24/17	101,038

42

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Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank AG	PLN	1,764	Pays	6-month PLN WIBOR	4.34%	7/30/17	$37,774
Deutsche Bank AG	PLN	5,339	Pays	6-month PLN WIBOR	4.36	8/1/17	115,229
Deutsche Bank AG	PLN	2,880	Pays	6-month PLN WIBOR	4.28	8/6/17	59,930
Deutsche Bank AG	PLN	2,174	Pays	6-month PLN WIBOR	4.24	8/7/17	44,658
Deutsche Bank AG	PLN	1,550	Pays	6-month PLN WIBOR	4.33	8/17/17	32,895
Deutsche Bank AG	PLN	1,040	Pays	6-month PLN WIBOR	3.79	11/16/17	26,492
Deutsche Bank AG	PLN	1,040	Receives	6-month PLN WIBOR	3.60	11/16/17	(24,101)
Goldman Sachs International	BRL	69,629	Pays	Brazil CETIP Interbank Deposit Rate	12.14	1/2/17	11,718
Goldman Sachs International	PLN	1,061	Pays	6-month PLN WIBOR	4.35	8/1/17	22,789
Goldman Sachs International	PLN	17,000	Pays	6-month PLN WIBOR	5.32	7/11/18	664,845
Goldman Sachs International	PLN	11,000	Pays	6-month PLN WIBOR	5.54	5/10/21	746,371
HSBC Bank USA, N.A.	MXN	44,030	Pays	Mexico Interbank TIIE 28 Day	7.28	12/23/20	314,089
HSBC Bank USA, N.A.	PLN	11,250	Pays	6-month PLN WIBOR	3.44	5/9/19	238,397
JPMorgan Chase Bank, N.A.	BRL	11,100	Pays	Brazil CETIP Interbank Deposit Rate	9.19	1/2/17	(267,831)
JPMorgan Chase Bank, N.A.	MYR	4,750	Pays	3-month MYR KLIBOR	4.44	4/8/19	32,787
JPMorgan Chase Bank, N.A.	PLN	1,210	Pays	6-month PLN WIBOR	4.33	8/17/17	25,679
JPMorgan Chase Bank, N.A.	PLN	16,200	Pays	6-month PLN WIBOR	4.93	10/13/17	442,234
JPMorgan Chase Bank, N.A.	PLN	9,900	Pays	6-month PLN WIBOR	4.91	10/11/18	346,470
JPMorgan Chase Bank, N.A.	ZAR	36,500	Pays	3-month ZAR JIBAR	9.05	10/12/15	87,479
Morgan Stanley & Co. International PLC	MXN	29,200	Pays	Mexico Interbank TIIE 28 Day	7.95	12/3/31	238,236
Nomura International PLC	BRL	4,440	Pays	Brazil CETIP Interbank Deposit Rate	12.83	1/2/23	202,317
Nomura International PLC	BRL	10,506	Pays	Brazil CETIP Interbank Deposit Rate	12.90	1/2/23	504,573
Nomura International PLC	MYR	35,910	Pays	3-month MYR KLIBOR	3.76	10/24/16	(1,266)
Nomura International PLC	MYR	7,320	Pays	3-month MYR KLIBOR	3.91	10/24/19	(309)
Nomura International PLC	MYR	4,070	Pays	3-month MYR KLIBOR	4.19	10/24/24	227
Standard Bank PLC	ZAR	62,500	Pays	3-month ZAR JIBAR	7.98	5/20/19	206,073
Standard Bank PLC	ZAR	22,000	Pays	3-month ZAR JIBAR	7.93	6/2/21	57,030
The Bank of Nova Scotia	MXN	90,100	Pays	Mexico Interbank TIIE 28 Day	5.25	12/4/17	164,479

							$7,081,680

BRL	–	Brazilian Real
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PLN	–	Polish Zloty
THB	–	Thai Baht
ZAR	–	South African Rand

43

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Romania	BNP Paribas	$280	1.00	%(1)	9/20/18	1.09%	$(1,874)	$8,085	$6,211
Romania	Goldman Sachs International	310	1.00	(1)	9/20/18	1.09	(2,076)	8,938	6,862
Russia	Deutsche Bank AG	4,800	1.00	(1)	3/20/19	2.29	(257,059)	246,211	(10,848)
South Africa	Bank of America, N.A.	775	1.00	(1)	12/20/15	0.41	5,378	1,418	6,796
South Africa	Bank of America, N.A.	525	1.00	(1)	12/20/15	0.41	3,643	1,007	4,650
South Africa	Bank of America, N.A.	2,600	1.00	(1)	9/20/17	1.03	(3,881)	49,205	45,324
South Africa	Bank of America, N.A.	3,040	1.00	(1)	9/20/17	1.03	(4,538)	22,587	18,049
South Africa	Bank of America, N.A.	920	1.00	(1)	9/20/17	1.03	(1,374)	9,079	7,705
South Africa	Bank of America, N.A.	680	1.00	(1)	9/20/17	1.03	(1,015)	5,981	4,966
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/15	0.41	5,204	1,597	6,801
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/15	0.41	3,921	1,213	5,134
South Africa	Barclays Bank PLC	450	1.00	(1)	9/20/17	1.03	(672)	6,606	5,934
South Africa	Barclays Bank PLC	431	1.00	(1)	9/20/17	1.03	(643)	5,900	5,257
South Africa	BNP Paribas	1,140	1.00	(1)	9/20/17	1.03	(1,702)	14,673	12,971
South Africa	BNP Paribas	750	1.00	(1)	9/20/17	1.03	(1,120)	11,410	10,290
South Africa	Credit Suisse International	840	1.00	(1)	12/20/15	0.41	5,829	4,014	9,843
South Africa	Credit Suisse International	790	1.00	(1)	12/20/15	0.41	5,482	1,849	7,331
South Africa	Credit Suisse International	775	1.00	(1)	12/20/15	0.41	5,378	1,666	7,044
South Africa	Credit Suisse International	1,300	1.00	(1)	9/20/17	1.03	(1,941)	26,657	24,716
South Africa	Deutsche Bank AG	500	1.00	(1)	9/20/15	0.40	3,003	2,111	5,114
South Africa	Deutsche Bank AG	610	1.00	(1)	12/20/15	0.41	4,233	1,310	5,543
South Africa	Deutsche Bank AG	2,000	1.00	(1)	9/20/17	1.03	(2,986)	37,850	34,864
South Africa	Deutsche Bank AG	810	1.00	(1)	9/20/17	1.03	(1,209)	17,027	15,818
South Africa	Goldman Sachs International	820	1.00	(1)	12/20/15	0.41	5,690	1,919	7,609
South Africa	Goldman Sachs International	815	1.00	(1)	12/20/15	0.41	5,655	1,837	7,492
South Africa	Goldman Sachs International	510	1.00	(1)	9/20/17	1.03	(762)	10,185	9,423
South Africa	JPMorgan Chase Bank, N.A.	1,500	1.00	(1)	9/20/15	0.40	9,009	3,857	12,866
South Africa	Nomura International PLC	5,000	1.00	(1)	9/20/17	1.03	(7,464)	44,083	36,619
South Africa	Nomura International PLC	400	1.00	(1)	9/20/17	1.03	(597)	4,509	3,912
Turkey	Bank of America, N.A.	6,387	1.00	(1)	12/20/17	1.15	(35,123)	95,110	59,987
Turkey	Barclays Bank PLC	7,630	1.00	(1)	9/20/19	1.63	(224,222)	308,755	84,533

Total		$48,703					$(487,833)	$956,649	$468,816

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	Barclays Bank PLC	$200	1.00	%(1)	12/20/14	$(116)	$(413)	$(529)
Lebanon	Citibank, N.A.	100	1.00	(1)	12/20/14	(57)	(207)	(264)
Lebanon	Citibank, N.A.	150	1.00	(1)	12/20/14	(87)	(304)	(391)

44

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	Citibank, N.A.	$200	1.00	%(1)	12/20/14	$(115)	$(420)	$(535)
Lebanon	Credit Suisse International	100	1.00	(1)	3/20/15	40	(541)	(501)
Lebanon	Credit Suisse International	300	1.00	(1)	3/20/15	119	(1,613)	(1,494)
Lebanon	Credit Suisse International	350	1.00	(1)	12/20/15	2,331	(6,750)	(4,419)
Lebanon	Credit Suisse International	840	1.00	(1)	12/20/15	5,595	(17,019)	(11,424)
Lebanon	Credit Suisse International	1,000	1.00	(1)	12/20/15	6,661	(19,329)	(12,668)
Lebanon	Deutsche Bank AG	100	1.00	(1)	3/20/15	39	(499)	(460)
Lebanon	Deutsche Bank AG	865	1.00	(1)	12/20/15	5,761	(17,433)	(11,672)
Lebanon	Deutsche Bank AG	1,140	1.00	(1)	12/20/15	7,594	(22,882)	(15,288)
Lebanon	Goldman Sachs International	2,471	1.00	(1)	6/20/18	180,516	(242,255)	(61,739)
Lebanon	Goldman Sachs International	215	5.00	(1)	12/20/18	(14,897)	10,038	(4,859)
Lebanon	Goldman Sachs International	199	5.00	(1)	12/20/18	(13,790)	8,594	(5,196)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	72,772	(111,676)	(38,904)
Russia	Deutsche Bank AG	1,962	1.00	(1)	6/20/18	83,940	(25,582)	58,358
Russia	Deutsche Bank AG	1,580	1.00	(1)	6/20/18	67,597	(20,351)	47,246
Russia	JPMorgan Chase Bank, N.A.	1,163	1.00	(1)	6/20/18	49,756	(14,806)	34,950
Russia	JPMorgan Chase Bank, N.A.	870	1.00	(1)	6/20/18	37,221	(11,369)	25,852
Russia	JPMorgan Chase Bank, N.A.	500	1.00	(1)	6/20/18	21,392	(5,896)	15,496
South Africa	Bank of America, N.A.	300	1.00	(1)	12/20/19	9,787	(7,146)	2,641
South Africa	Bank of America, N.A.	775	1.00	(1)	12/20/20	37,333	(18,320)	19,013
South Africa	Bank of America, N.A.	525	1.00	(1)	12/20/20	25,291	(13,613)	11,678
South Africa	Barclays Bank PLC	300	1.00	(1)	12/20/19	9,788	(8,261)	1,527
South Africa	Barclays Bank PLC	100	1.00	(1)	3/20/20	3,659	(2,151)	1,508
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/20	36,129	(18,722)	17,407
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/20	27,217	(13,306)	13,911
South Africa	Citibank, N.A.	150	1.00	(1)	12/20/19	4,894	(4,696)	198
South Africa	Citibank, N.A.	100	1.00	(1)	3/20/20	3,660	(3,358)	302
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	3,659	(2,359)	1,300
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	3,659	(2,870)	789
South Africa	Credit Suisse International	775	1.00	(1)	12/20/20	37,333	(19,478)	17,855
South Africa	Credit Suisse International	790	1.00	(1)	12/20/20	38,056	(20,865)	17,191
South Africa	Credit Suisse International	840	1.00	(1)	12/20/20	40,464	(27,267)	13,197
South Africa	Deutsche Bank AG	500	1.00	(1)	9/20/20	22,205	(16,738)	5,467
South Africa	Deutsche Bank AG	610	1.00	(1)	12/20/20	29,385	(14,972)	14,413
South Africa	Goldman Sachs International	815	1.00	(1)	12/20/20	39,261	(20,408)	18,853
South Africa	Goldman Sachs International	820	1.00	(1)	12/20/20	39,501	(20,866)	18,635
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	12/20/19	3,263	(3,265)	(2)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	12/20/19	3,263	(3,918)	(655)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	3,660	(2,318)	1,342
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	3,660	(2,401)	1,259
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	3,660	(3,318)	342
Spain	Barclays Bank PLC	167	1.00	(1)	9/20/20	(306)	(9,593)	(9,899)
Spain	Barclays Bank PLC	300	1.00	(1)	12/20/20	(76)	(18,807)	(18,883)

45

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Spain	Barclays Bank PLC	$700	1.00	%(1)	12/20/20	$(177)	$(43,724)	$(43,901)
Spain	Barclays Bank PLC	690	1.00	(1)	12/20/20	(175)	(43,910)	(44,085)
Spain	Citibank, N.A.	300	1.00	(1)	3/20/20	(1,526)	(4,428)	(5,954)
Spain	Citibank, N.A.	300	1.00	(1)	3/20/20	(1,526)	(9,118)	(10,644)
Spain	Deutsche Bank AG	300	1.00	(1)	3/20/20	(1,526)	(4,181)	(5,707)
Spain	Deutsche Bank AG	300	1.00	(1)	3/20/20	(1,526)	(9,118)	(10,644)
Spain	Deutsche Bank AG	550	1.00	(1)	6/20/20	(1,894)	(21,956)	(23,850)
Spain	Deutsche Bank AG	670	1.00	(1)	12/20/20	(170)	(42,637)	(42,807)
Spain	Deutsche Bank AG	3,265	1.00	(1)	12/20/20	(826)	(178,191)	(179,017)
Spain	Goldman Sachs International	193	1.00	(1)	9/20/20	(353)	(11,323)	(11,676)

						$930,978	$(1,148,315)	$(217,337)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2014, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $48,703,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps
Counterparty	Notional Amount on Floating Rate (Currency Received) (000’s omitted)*	Notional Amount on Fixed Rate (Currency Delivered) (000’s omitted)*	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Deutsche Bank AG	$9,981	TRY 21,450	3-month USD-LIBOR-BBA	10.54%	4/3/19	$1,034,468

						$1,034,468

TRY	–	New Turkish Lira

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

46

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Written options activity for the year ended October 31, 2014 was as follows:

	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)	Premiums Received

Outstanding, beginning of year	INR 1,198,251	COP —	CNH —	CNY —	$324,746
Options written	566,663	3,195,079	18,240	18,240	58,494
Options expired	(1,764,914)	(3,195,079)	(18,240)	(18,240)	(383,240)

Outstanding, end of year	INR —	COP —	CNH —	CNY —	$—

CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
INR	–	Indian Rupee

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk: The Portfolio enters into equity futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its Portfolio.

The Portfolio enters into over-the-counter written options, swap contracts (other than centrally cleared swaps) and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $12,251,976. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,690,328 at October 31, 2014.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

47

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2014 was as follows:

Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$133,957	$—	$—	$958,928	$1,092,885
Receivable for open forward foreign currency exchange contracts	—	—	7,153,531	—	7,153,531
Receivable for open swap contracts; Premium paid/received on open swap contracts	—	1,032,546	—	9,847,495	10,880,041

Total Asset Derivatives	$133,957	$1,032,546	$7,153,531	$10,806,423	$19,126,457

Derivatives not subject to master netting or similar agreements	$133,957	$—	$—	958,928	$1,092,885

Total Asset Derivatives subject to master netting or similar agreements	$—	$1,032,546	$7,153,531	$9,847,495	$18,033,572

Net unrealized depreciation*	$(122,625)	$—	$—	$(714,919)	$(837,544)
Payable for open forward foreign currency exchange contracts	—	—	(9,931,228)	—	(9,931,228)
Payable for open swap contracts; Premium paid/received on open swap contracts	—	(589,401)	—	(1,731,347)	(2,320,748)

Total Liability Derivatives	$(122,625)	$(589,401)	$(9,931,228)	$(2,446,266)	$(13,089,520)

Derivatives not subject to master netting or similar agreements	$(122,625)	$—	$—	$(714,919)	$(837,544)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(589,401)	$(9,931,228)	$(1,731,347)	$(12,251,976)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts in the Futures Contracts and Centrally Cleared Swaps Contracts tables above. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset

48

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for assets and pledged by the Portfolio (and Subsidiary) for liabilities as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$39,419	$—	$—	$(20,000)	$19,419
Bank of America, N.A.	2,318,297	(2,219,745)	(98,552)	—	—
Barclays Bank PLC	1,366,470	(1,366,470)	—	—	—
BNP Paribas	601,806	(601,806)	—	—	—
Citibank, N.A.	873,607	(873,607)	—	—	—
Credit Suisse International	276,576	(105,122)	(163,917)	(619)	6,918
Deutsche Bank AG	3,004,020	(402,033)	(2,601,987)	—	—
Goldman Sachs International	2,575,569	(1,388,186)	(1,187,383)	—	—
HSBC Bank USA, N.A.	628,631	—	(612,883)	—	15,748
JPMorgan Chase Bank, N.A.	1,288,715	(420,735)	—	(867,980)	—
Morgan Stanley & Co. International PLC	646,794	(646,794)	—	—	—
Nomura International PLC	720,317	(70,316)	(650,001)	—	—
Standard Bank PLC	410,676	—	—	(270,000)	140,676
Standard Chartered Bank	2,558,756	(2,246,967)	—	—	311,789
The Bank of Nova Scotia	164,479	—	—	—	164,479
UBS AG	101,211	—	—	—	101,211
VTB Capital PLC	458,229	—	—	(270,000)	188,229

	$18,033,572	$(10,341,781)	$(5,314,723)	$(1,428,599)	$948,469

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(2,219,745)	$2,219,745	$—	$—	$—
Barclays Bank PLC	(1,515,135)	1,366,470	—	—	(148,665)
BNP Paribas	(851,125)	601,806	—	249,319	—
Citibank, N.A.	(2,227,368)	873,607	340,001	797,327	(216,433)
Credit Suisse International	(105,122)	105,122	—	—	—
Deutsche Bank AG	(402,033)	402,033	—	—	—
Goldman Sachs International	(1,388,186)	1,388,186	—	—	—
JPMorgan Chase Bank, N.A.	(420,735)	420,735	—	—	—
Morgan Stanley & Co. International PLC	(805,244)	646,794	—	—	(158,450)
Nomura International PLC	(70,316)	70,316	—	—	—
Standard Chartered Bank	(2,246,967)	2,246,967	—	—	—

	$(12,251,976)	$10,341,781	$340,001	$1,046,646	$(523,548)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to repurchase and reverse repurchase agreements at October 31, 2014 is included at Note 7.

49

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2014 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$—	$(1,432,286)	$—
Futures contracts	78,527	—	409,029	—	(2,154,981)
Written options	—	—	—	383,240	—
Swap contracts	—	(351,569)	(35,999)	31,461	4,632,872

Foreign currency and forward foreign currency exchange contract transactions	—	—	—	657,306	—

Total	$78,527	$(351,569)	$373,030	$(360,279)	$2,477,891

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$—	$759,834	$—
Futures contracts	(6,319)	—	(65,372)	—	404,999
Written options	—	—	—	85,356	—
Swap contracts	—	(334,190)	105,347	(6,469)	3,934,205

Foreign currency and forward foreign currency exchange contracts	—	—	—	(3,654,758)	—

Total	$(6,319)	$(334,190)	$39,975	$(2,816,037)	$4,339,204

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Swap Contracts

$6,423,000	$40,994,000	$611,311,000	$384,073,000

The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2014, which is indicative of the volume of this derivative type, was approximately $34,010,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

50

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2014, were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)		Principal Amount*	Value including Accrued Interest

Barclays Bank PLC	10/20/14	On Demand	(1.00)%		2,121,920	$2,121,920
Barclays Bank PLC	10/29/14	On Demand	(3.00)		213,875	213,875
Barclays Bank PLC	10/29/14	On Demand	(3.00)		215,325	215,325
Barclays Bank PLC	10/31/14	On Demand	(3.00)		95,175	95,175
JPMorgan Chase Bank, N.A.	10/3/14	On Demand	(1.00)		627,871	627,871
JPMorgan Chase Bank, N.A.	10/20/14	On Demand	(1.00)		1,158,797	1,158,797
JPMorgan Chase Bank, N.A.	10/20/14	On Demand	5.90	ZAR	43,892,328	3,986,019
JPMorgan Chase Bank, N.A.	10/27/14	On Demand	5.90	ZAR	16,285,536	1,477,245

ZAR	–	South African Rand

*	In U.S. dollars unless otherwise indicated.

(1)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the year ended October 31, 2014, the average borrowings under settled reverse repurchase agreements and the average annual interest rate were approximately $4,989,000 and 1.62%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2014. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2014.

Counterparty	Repurchase Agreements*	Liability Available for Offset	Securities Collateral Received(a)	Net Amount(b)

JPMorgan Chase Bank, N.A.	$5,463,512	$(5,463,512)	$—	$—
Nomura International PLC	1,910,027	—	(1,909,621)	406

	$7,373,539	$(5,463,512)	$(1,909,621)	$406

Counterparty	Reverse Repurchase Agreements*	Asset Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Barclays Bank PLC	$(2,646,295)	$—	$2,646,295	$—
JPMorgan Chase Bank, N.A.	(7,249,932)	5,463,512	1,786,420	—

	$(9,896,227)	$5,463,512	$4,432,715	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of a default.

(c)	Net amount represents the net amount payable to the counterparty in the event of a default.

*	Including accrued interest.

51

Emerging Markets Local Income Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$324,668,454	$—	$324,668,454
Foreign Corporate Bonds	—	19,491,865	—	19,491,865
Sovereign Loans (Less Unfunded Loan Commitments)	—	—	1,601,243	1,601,243
Short-Term Investments —
Foreign Government Securities	—	50,953,509	—	50,953,509
U.S. Treasury Obligations	—	1,600,003	—	1,600,003
Repurchase Agreements	—	7,365,986	—	7,365,986
Other	—	10,210,246	—	10,210,246

Total Investments	$—	$414,290,063	$1,601,243	$415,891,306

Forward Foreign Currency Exchange Contracts	$—	$7,153,531	$—	$7,153,531
Swap Contracts	—	11,838,969	—	11,838,969
Futures Contracts	133,957	—	—	133,957

Total	$133,957	$433,282,563	$1,601,243	$435,017,763

Liability Description

Securities Sold Short	—	(1,904,265)	—	(1,904,265)
Forward Foreign Currency Exchange Contracts	—	(9,931,228)	—	(9,931,228)
Swap Contracts	—	(2,668,760)	—	(2,668,760)
Futures Contracts	(489,532)	—	—	(489,532)

Total	$(489,532)	$(14,504,253)	$—	$(14,993,785)

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

52

Emerging Markets Local Income Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Emerging Markets Local Income Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2014, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio and subsidiary as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

53

Eaton Vance Emerging Markets Local Income Fund

Emerging Markets Local Income Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Emerging Markets Local Income Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	39,197,004	358,227
Cynthia E. Frost	39,312,389	242,841
George J. Gorman	39,173,275	381,956
Valerie A. Mosley	39,311,386	243,844
Harriett Tee Taggart	39,076,320	478,911

Each nominee was also elected a Trustee of Emerging Markets Local Income Portfolio.

(1)	Excludes fractional shares.

Emerging Markets Local Income Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	99.08%	0.92%
Cynthia E. Frost	99.36%	0.64%
George J. Gorman	99.02%	0.98%
Valerie A. Mosley	99.36%	0.64%
Harriett Tee Taggart	98.79%	1.21%

54

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

55

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael A. Cirami 1975	President of the Portfolio	2012	Vice President of EVM and BMR.

56

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

57

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

58

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Investment Adviser of Emerging Markets Local
Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040    10.31.14

Eaton Vance

Floating-Rate Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Floating-Rate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 50

Federal Tax Information	20

Special Meeting of Shareholders	51

Management and Organization	52

Important Notices	55

Eaton Vance

Floating-Rate Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market began the 12-month period ended October 31, 2014 on strong footing, as robust new issue supply was overcome by investor demand amid strong appetite for risk and a global search for yield. Aside from brief bouts of weakness in technical conditions in February and April, overall market tone was generally firm for the first seven months of the period, with total demand exceeding the supply of net new issuance by a meaningful margin.

Halfway through the period, on April 29, Energy Future Holdings (“EFH”, formerly TXU Corp.) filed for bankruptcy. The Fund did not hold a position in EFH at the time of default. Following this and amid an increasing number of negative headlines surrounding the asset class, retail investor demand began to wane, turning net negative after nearly two straight years of positive demand. Sluggish technical conditions followed, modestly weighing on loan prices in the final stretch of the period.

Overall, the S&P/LSTA Leveraged Loan Index2 (the Index) — a broad barometer of the loan market — returned 3.36% for the 12-month period. Returns were comprised mainly of interest income. Lower-quality loans outpaced their higher-quality counterparts; loans rated BB, B, CCC and D (defaulted)7 returned 2.40%, 3.49%, 8.41% and 15.10%, respectively, for the period.

EFH’s Chapter 11 bankruptcy filing caused the Index default rate to spike to 3.3% on a trailing 12-month basis as of October 31, 2014. Excluding EFH, however, the Index’s trailing 12-month default rate was a scant 0.25%, well below the market’s 10-year average of 2.5%, according to Standard & Poor’s Leveraged Commentary & Data (S&P/LCD).

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance

Floating-Rate Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.70%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), returned 3.36% for the period.

During the period, the Fund maintained portfolio quality at a level consistent with management’s views on appropriate credit risk. In contrast, the Index descended in credit quality over the 12-month period, with lower-quality issuers awarded higher returns. As a result of the Fund’s historical positioning toward higher-quality credit tiers relative to the Index, the Fund’s underweighting to segments rated CCC and D (defaulted) and overweighting to loans rated BB detracted from performance relative to the Index for the year.

Among individual holdings, the Fund had underweight or no exposure to a number of high-beta8, lower-quality Index names that rallied significantly during the period, namely EFH, Cengage Learning, Avaya and SuperMedia. This detracted from performance relative to the Index. Out-of-Index Fund holdings in Vivarte, Media Holdco and IAP Worldwide Services also detracted from performance relative to the Index, as these issuers underperformed the overall loan market.

On the positive side, heavier-than-Index Fund holdings in Getty Images, Dell and MediaNews Group aided Fund performance relative to the Index, as these names outperformed the loan market at large. Meanwhile, underweight or no exposure in Gymboree, Ocean Rig and Templar Energy also helped the Fund’s performance versus the Index, as these issuers trailed the overall loan market.

In terms of industry weightings, underweight exposure to the utilities sector — which outpaced the overall market — was the biggest detractor from results relative to the Index. In contrast, exposures to the air transport, lodging and casinos, health care and insurance sectors aided performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2014

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	02/07/2001	02/07/2001	1.76%	5.43%	3.92%
Class A at NAV	05/05/2003	02/07/2001	1.70	5.40	3.92
Class A with 2.25% Maximum Sales Charge	—	—	–0.60	4.93	3.67
Class B at NAV	02/05/2001	02/05/2001	0.99	4.63	3.14
Class B with 5% Maximum Sales Charge	—	—	–3.92	4.30	3.14
Class C at NAV	02/01/2001	02/01/2001	0.88	4.63	3.14
Class C with 1% Maximum Sales Charge	—	—	–0.10	4.63	3.14
Class I at NAV	01/30/2001	01/30/2001	2.01	5.69	4.18
S&P/LSTA Leveraged Loan Index	—	—	3.36%	6.40%	5.07%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
	0.99%	0.99%	1.74%	1.74%	0.74%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2004	$14,692	N.A.
Class B	$10,000	10/31/2004	$13,630	N.A.
Class C	$10,000	10/31/2004	$13,630	N.A.
Class I	$250,000	10/31/2004	$376,456	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2014

Fund Profile5

Top 10 Issuers (% of total investments)6

Asurion LLC	1.1%

Dell Inc.	1.1

Intelsat Jackson Holdings S.A.	1.0

FMG Resources (August 2006) Pty. Ltd.	1.0

Transdigm, Inc.	0.9

Infor (US), Inc.	0.9

H.J. Heinz Company	0.8

Avago Technologies Cayman Ltd.	0.8

RP Crown Parent, LLC	0.8

US Foods, Inc.	0.8

Total	9.2%

Top 10 Sectors (% of total investments)6

Health Care	10.2%

Electronics/Electrical	9.2

Business Equipment and Services	8.7

Retailers (Except Food and Drug)	6.0

Food Products	4.9

Chemicals and Plastics	4.9

Oil and Gas	4.4

Financial Intermediaries	3.8

Lodging and Casinos	3.7

Automotive	3.6

Total	59.4%

Credit Quality (% of bond and loan holdings)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.
[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]

Beta is a measure of risk that shows a fund or strategies volatility relative to that fund’s stated benchmark. A fund or strategy with a beta of 1 performed exactly like the market index; a beta less than 1 means its performance was less volatile than the index, positive or negative.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,005.30	$5.05	1.00%
Class A	$1,000.00	$1,004.70	$5.05	1.00%
Class B	$1,000.00	$1,000.40	$8.82	1.75%
Class C	$1,000.00	$1,000.40	$8.82	1.75%
Class I	$1,000.00	$1,005.50	$3.79	0.75%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.20	$5.09	1.00%
Class A	$1,000.00	$1,020.20	$5.09	1.00%
Class B	$1,000.00	$1,016.40	$8.89	1.75%
Class C	$1,000.00	$1,016.40	$8.89	1.75%
Class I	$1,000.00	$1,021.40	$3.82	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $11,940,732,723)	$11,773,802,502
Receivable for Fund shares sold	20,635,438
Total assets	$11,794,437,940

Liabilities
Payable for Fund shares redeemed	$49,734,699
Distributions payable	12,405,316
Payable to affiliates:
Administration fee	1,532,295
Distribution and service fees	1,354,090
Trustees’ fees	42
Accrued expenses	1,584,705
Total liabilities	$66,611,147
Net Assets	$11,727,826,793

Sources of Net Assets
Paid-in capital	$12,153,307,524
Accumulated net realized loss from Portfolio	(255,714,191)
Accumulated distributions in excess of net investment income	(2,836,319)
Net unrealized depreciation from Portfolio	(166,930,221)
Total	$11,727,826,793

Advisers Class Shares
Net Assets	$562,523,505
Shares Outstanding	62,458,197
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.01

Class A Shares
Net Assets	$1,881,548,050
Shares Outstanding	202,000,910
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.31
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.52

Class B Shares
Net Assets	$16,859,461
Shares Outstanding	1,875,176
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.99

Class C Shares
Net Assets	$956,255,573
Shares Outstanding	106,307,255
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.00

Class I Shares
Net Assets	$8,310,640,204
Shares Outstanding	922,275,263
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.01

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income allocated from Portfolio (net of foreign taxes, $28,138)	$623,716,582
Dividends allocated from Portfolio	2,501,200
Expenses allocated from Portfolio	(74,027,301)
Total investment income from Portfolio	$552,190,481

Expenses
Administration fee	$21,267,879
Distribution and service fees
Advisers Class	1,593,742
Class A	6,349,123
Class B	203,699
Class C	10,564,555
Trustees’ fees and expenses	500
Custodian fee	65,933
Transfer and dividend disbursing agent fees	7,134,274
Legal and accounting services	218,743
Printing and postage	1,118,337
Registration fees	1,041,320
Miscellaneous	61,813
Total expenses	$49,619,918

Net investment income	$502,570,563

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$18,547,821
Foreign currency and forward foreign currency exchange contract transactions	6,245,175
Net realized gain	$24,792,996
Change in unrealized appreciation (depreciation) —
Investments	$(277,205,382)
Foreign currency and forward foreign currency exchange contracts	24,961,808
Net change in unrealized appreciation (depreciation)	$(252,243,574)

Net realized and unrealized loss	$(227,450,578)

Net increase in net assets from operations	$275,119,985

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$502,570,563	$417,532,304
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	24,792,996	22,441,068
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(252,243,574)	42,846,929
Net increase in net assets from operations	$275,119,985	$482,820,301
Distributions to shareholders —
From net investment income
Advisers Class	$(22,354,482)	$(20,587,354)
Class A	(88,980,110)	(76,134,862)
Class B	(562,413)	(704,213)
Class C	(29,085,244)	(26,579,217)
Class I	(371,686,350)	(293,086,846)
Total distributions to shareholders	$(512,668,599)	$(417,092,492)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$175,966,792	$358,563,769
Class A	702,667,799	1,579,094,932
Class B	824,722	4,417,489
Class C	172,160,092	401,025,469
Class I	4,450,024,945	7,101,699,144
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	22,054,958	20,022,649
Class A	78,070,722	65,546,060
Class B	514,127	634,884
Class C	22,696,605	20,761,468
Class I	191,877,036	132,265,964
Cost of shares redeemed
Advisers Class	(296,369,581)	(230,383,205)
Class A	(1,535,839,793)	(608,310,715)
Class B	(4,449,321)	(3,703,952)
Class C	(285,605,536)	(152,469,190)
Class I	(5,923,850,027)	(2,391,962,924)
Net asset value of shares exchanged
Class A	2,841,982	3,732,978
Class B	(2,841,982)	(3,732,978)
Net increase (decrease) in net assets from Fund share transactions	$(2,229,256,460)	$6,297,201,842

Net increase (decrease) in net assets	$(2,466,805,074)	$6,362,929,651

Net Assets
At beginning of year	$14,194,631,867	$7,831,702,216
At end of year	$11,727,826,793	$14,194,631,867

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(2,836,319)	$6,543,216

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2014

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.170	$9.090	$8.850	$8.880	$8.450

Income (Loss) From Operations
Net investment income(1)	$0.314	$0.339	$0.382	$0.342	$0.345
Net realized and unrealized gain (loss)	(0.154)	0.081	0.239	(0.018)	0.488

Total income from operations	$0.160	$0.420	$0.621	$0.324	$0.833

Less Distributions
From net investment income	$(0.320)	$(0.340)	$(0.381)	$(0.341)	$(0.404)
Tax return of capital	—	—	—	(0.013)	—

Total distributions	$(0.320)	$(0.340)	$(0.381)	$(0.354)	$(0.404)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.001

Net asset value — End of year	$9.010	$9.170	$9.090	$8.850	$8.880

Total Return(4)	1.76%	4.69%	7.16%	3.68%	10.08%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$562,524	$671,736	$519,542	$492,206	$432,169
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.99%	0.99%	1.02%	1.01%	1.05%
Net investment income	3.44%	3.70%	4.26%	3.82%	3.96%
Portfolio Turnover of the Portfolio	34%	32%	42%	56%	39%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2014

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.480	$9.410	$9.160	$9.180	$8.740

Income (Loss) From Operations
Net investment income(1)	$0.324	$0.348	$0.395	$0.355	$0.356
Net realized and unrealized gain (loss)	(0.163)	0.074	0.248	(0.010)	0.499

Total income from operations	$0.161	$0.422	$0.643	$0.345	$0.855

Less Distributions
From net investment income	$(0.331)	$(0.352)	$(0.393)	$(0.352)	$(0.416)
Tax return of capital	—	—	—	(0.013)	—

Total distributions	$(0.331)	$(0.352)	$(0.393)	$(0.365)	$(0.416)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.001

Net asset value — End of year	$9.310	$9.480	$9.410	$9.160	$9.180

Total Return(4)	1.70%	4.55%	7.17%	3.79%	10.00%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,881,548	$2,674,354	$1,620,675	$1,450,518	$1,160,014
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.99%	0.99%	1.02%	1.01%	1.04%
Net investment income	3.43%	3.68%	4.26%	3.83%	3.96%
Portfolio Turnover of the Portfolio	34%	32%	42%	56%	39%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.150	$9.080	$8.840	$8.860	$8.440

Income (Loss) From Operations
Net investment income(1)	$0.245	$0.273	$0.312	$0.275	$0.280
Net realized and unrealized gain (loss)	(0.154)	0.069	0.241	(0.007)	0.479

Total income from operations	$0.091	$0.342	$0.553	$0.268	$0.759

Less Distributions
From net investment income	$(0.251)	$(0.272)	$(0.313)	$(0.277)	$(0.340)
Tax return of capital	—	—	—	(0.011)	—

Total distributions	$(0.251)	$(0.272)	$(0.313)	$(0.288)	$(0.340)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.001

Net asset value — End of year	$8.990	$9.150	$9.080	$8.840	$8.860

Total Return(4)	0.99%	3.80%	6.36%	3.04%	9.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,859	$23,143	$25,325	$41,084	$55,067
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.74%	1.74%	1.77%	1.76%	1.80%
Net investment income	2.69%	2.98%	3.49%	3.08%	3.23%
Portfolio Turnover of the Portfolio	34%	32%	42%	56%	39%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.160	$9.080	$8.840	$8.870	$8.440

Income (Loss) From Operations
Net investment income(1)	$0.245	$0.269	$0.314	$0.276	$0.279
Net realized and unrealized gain (loss)	(0.154)	0.083	0.239	(0.018)	0.491

Total income from operations	$0.091	$0.352	$0.553	$0.258	$0.770

Less Distributions
From net investment income	$(0.251)	$(0.272)	$(0.313)	$(0.277)	$(0.341)
Tax return of capital	—	—	—	(0.011)	—

Total distributions	$(0.251)	$(0.272)	$(0.313)	$(0.288)	$(0.341)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.001

Net asset value — End of year	$9.000	$9.160	$9.080	$8.840	$8.870

Total Return(4)	0.88%	3.92%	6.36%	2.92%	9.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$956,256	$1,065,313	$789,512	$782,241	$733,767
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.74%	1.74%	1.77%	1.76%	1.80%
Net investment income	2.69%	2.94%	3.51%	3.08%	3.21%
Portfolio Turnover of the Portfolio	34%	32%	42%	56%	39%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.170	$9.100	$8.860	$8.880	$8.450

Income (Loss) From Operations
Net investment income(1)	$0.336	$0.359	$0.403	$0.366	$0.363
Net realized and unrealized gain (loss)	(0.153)	0.075	0.240	(0.011)	0.491

Total income from operations	$0.183	$0.434	$0.643	$0.355	$0.854

Less Distributions
From net investment income	$(0.343)	$(0.364)	$(0.403)	$(0.361)	$(0.425)
Tax return of capital	—	—	—	(0.014)	—

Total distributions	$(0.343)	$(0.364)	$(0.403)	$(0.375)	$(0.425)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.001

Net asset value — End of year	$9.010	$9.170	$9.100	$8.860	$8.880

Total Return(4)	2.01%	4.84%	7.41%	4.04%	10.34%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,310,640	$9,760,086	$4,876,648	$5,108,712	$2,794,104
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.74%	0.74%	0.77%	0.76%	0.79%
Net investment income	3.68%	3.91%	4.50%	4.09%	4.16%
Portfolio Turnover of the Portfolio	34%	32%	42%	56%	39%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio) (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (84.7% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

15

Eaton Vance

Floating-Rate Fund

October 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$512,668,599	$417,092,492

During the year ended October 31, 2014, accumulated net realized loss was increased by $68,700,438, accumulated distributions in excess of net investment income was decreased by $718,501 and paid-in capital was increased by $67,981,937 due to differences between book and tax accounting, primarily for foreign currency gain (loss), mixed straddles and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$9,383,675
Capital loss carryforward and deferred capital losses	$(243,638,670)
Net unrealized depreciation	$(178,820,420)
Other temporary differences	$(12,405,316)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, the timing of recognizing distributions to shareholders and defaulted bond interest.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward $198,724,711 and deferred capital losses of $44,913,959 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($137,190,915), October 31, 2017 ($32,557,773) and October 31, 2018 ($28,976,023) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2014, $4,989,082 are short-term and $39,924,877 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2014, the administration fee amounted to $21,267,879. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $324,270 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $97,274 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance

Floating-Rate Fund

October 31, 2014

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $1,593,742 for Advisers Class shares and $6,349,123 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $152,774 and $7,923,416 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $50,925 and $2,641,139 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $557,000, $30,000 and $191,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,238,431,499 and $3,990,255,822, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2014	2013

Sales	19,234,467	39,131,654
Issued to shareholders electing to receive payments of distributions in Fund shares	2,415,716	2,185,806
Redemptions	(32,458,090)	(25,179,505)

Net increase (decrease)	(10,807,907)	16,137,955

17

Eaton Vance

Floating-Rate Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2014	2013

Sales	74,199,718	166,611,082
Issued to shareholders electing to receive payments of distributions in Fund shares	8,264,266	6,919,770
Redemptions	(162,802,781)	(64,191,460)
Exchange from Class B shares	300,872	394,058

Net increase (decrease)	(80,037,925)	109,733,450

	Year Ended October 31,
Class B	2014	2013

Sales	90,307	483,119
Issued to shareholders electing to receive payments of distributions in Fund shares	56,393	69,452
Redemptions	(488,364)	(405,270)
Exchange to Class A shares	(311,668)	(408,258)

Net decrease	(653,332)	(260,957)

	Year Ended October 31,
Class C	2014	2013

Sales	18,829,138	43,813,965
Issued to shareholders electing to receive payments of distributions in Fund shares	2,489,697	2,268,844
Redemptions	(31,349,064)	(16,666,483)

Net increase (decrease)	(10,030,229)	29,416,326

	Year Ended October 31,
Class I	2014	2013

Sales	486,220,887	774,580,068
Issued to shareholders electing to receive payments of distributions in Fund shares	21,011,225	14,433,181
Redemptions	(648,934,014)	(260,983,390)

Net increase (decrease)	(141,701,902)	528,029,859

18

Eaton Vance

Floating-Rate Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

19

Eaton Vance

Floating-Rate Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For fiscal year ended October 31, 2014, the Fund designates approximately $2,501,200, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

20

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments

Senior Floating-Rate Interests — 92.1%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.5%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	2,489	$2,459,277
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	9,258	9,263,587
Ducommun Incorporated
Term Loan, 4.75%, Maturing June 28, 2017	3,461	3,461,250
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)	5,347	5,346,553
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)	7,379	5,903,588
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	63,124	61,881,284
Standard Aero Limited
Term Loan, 5.00%, Maturing November 2, 2018	4,197	4,199,493
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	86,575	85,330,237
Term Loan, 3.75%, Maturing June 4, 2021	34,813	34,326,834

		$212,172,103

Automotive — 3.5%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	16,732	$16,669,109
Allison Transmission, Inc.
Term Loan, 3.75%, Maturing August 23, 2019	54,829	54,486,040
Chrysler Group LLC
Term Loan, 3.50%, Maturing May 24, 2017	26,897	26,785,057
Term Loan, 3.25%, Maturing December 31, 2018	41,203	40,880,998
CS Intermediate Holdco 2 LLC
Term Loan, 4.00%, Maturing April 4, 2021	16,908	16,759,683
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	18,408	18,419,005
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	73,078	72,723,225
Ford Motor Company
Revolving Loan, 0.25%, Maturing April 30, 2017(4)	1,213	1,158,512
Revolving Loan, 0.25%, Maturing April 30, 2019(4)	3,639	3,439,143
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	76,025	76,310,094
INA Beteiligungsgesellschaft GmbH
Term Loan, Maturing May 15, 2020(2)	15,775	15,617,250
MPG Holdco I Inc.
Term Loan, 4.50%, Maturing October 20, 2021	42,050	42,010,599

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Remy International, Inc.
Term Loan, 4.25%, Maturing March 5, 2020	5,169	$5,136,891
TI Group Automotive Systems, LLC
Term Loan, 4.25%, Maturing July 2, 2021	14,888	14,776,030
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	21,586	21,352,595
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017	48,155	47,997,165
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	7,648	7,571,829

		$482,093,225

Beverage and Tobacco — 0.1%
Flavors Holdings Inc.
Term Loan, 6.75%, Maturing April 3, 2020	12,550	$12,142,125
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	3,000	2,895,000

		$15,037,125

Brokerage / Securities Dealers / Investment Houses — 0.1%
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019	8,183	$8,162,805

		$8,162,805

Building and Development — 1.2%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	22,151	$21,683,061
Capital Automotive L.P.
Term Loan, 4.00%, Maturing April 10, 2019	3,071	3,059,594
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020	15,995	15,914,729
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	25,775	25,524,158
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	13,910	13,731,311
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	20,417	20,238,524
Term Loan - Second Lien, 7.00%, Maturing March 26, 2021	1,750	1,765,313
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	19,390	19,117,317
Realogy Corporation
Term Loan, 4.40%, Maturing October 10, 2016	277	271,581
Term Loan, 3.75%, Maturing March 5, 2020	25,063	24,830,809

21	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019		8,345	$8,359,139
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		6,625	6,647,953

			$161,143,489

Business Equipment and Services — 8.6%
Acosta Holdco, Inc.
Term Loan, 5.00%, Maturing September 26, 2021		53,425	$53,480,455
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		30,517	27,465,325
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021		8,184	8,146,368
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		18,883	18,351,837
Brickman Group Ltd. LLC
Term Loan, 4.00%, Maturing December 18, 2020		12,384	12,176,801
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		15,586	15,342,756
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		17,457	17,199,061
Ceridian LLC
Term Loan, 4.12%, Maturing May 9, 2017		13,311	13,316,107
Term Loan, 4.50%, Maturing September 15, 2020		13,884	13,788,663
ClientLogic Corporation
Term Loan, 7.26%, Maturing January 30, 2017	EUR	2,912	3,521,073
Term Loan, 7.48%, Maturing January 30, 2017		9,682	9,391,879
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		18,084	18,094,975
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017		7,432	7,422,578
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		38,807	37,950,207
Education Management LLC
Revolving Loan, 4.16%, Maturing June 1, 2015(4)		12,500	6,875,000
Term Loan, 5.25%, Maturing June 1, 2016(14)		11,277	5,130,980
Term Loan, 9.25%, Maturing March 29, 2018(14)		28,571	12,999,839
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		59,260	59,260,363
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		32,707	32,468,151
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		10,968	10,949,202
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 10, 2020		14,038	14,072,928

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Garda World Security Corporation
Term Loan, 3.98%, Maturing November 6, 2020	CAD	11,484	$9,972,907
Term Loan, 4.00%, Maturing November 6, 2020		2,042	1,998,485
Term Loan, 4.00%, Maturing November 6, 2020		7,982	7,812,260
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		9,108	9,085,374
IG Investment Holdings, LLC
Term Loan, 5.25%, Maturing October 31, 2019		17,118	17,111,281
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		37,969	37,517,746
Term Loan, 3.75%, Maturing March 17, 2021	EUR	21,930	27,399,402
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		22,449	22,421,375
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing June 10, 2021	EUR	22,294	27,819,149
Term Loan - Second Lien, 7.25%, Maturing May 15, 2022		5,500	5,431,250
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		32,797	32,519,693
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		66,014	65,815,823
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		20,494	21,074,455
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		9,696	9,685,905
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019		15,690	14,199,309
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		25,715	25,658,956
National CineMedia, LLC
Term Loan, 2.91%, Maturing November 26, 2019		5,658	5,471,522
Nuance Communications, Inc.
Term Loan, 2.91%, Maturing August 7, 2019		6,913	6,800,172
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020		9,075	9,052,313
Quintiles Transnational Corporation
Term Loan, 3.75%, Maturing June 8, 2018		73,583	73,030,965
RCS Capital Corporation
Term Loan, 6.50%, Maturing April 29, 2019		20,120	19,956,835
Term Loan - Second Lien, 10.50%, Maturing April 29, 2021		1,500	1,500,000
Sensus USA Inc.
Term Loan, 4.50%, Maturing May 9, 2017		1,919	1,871,348
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		40,075	39,765,741

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 28, 2017		13,776	$13,738,628
Term Loan, 4.00%, Maturing March 8, 2020		86,355	86,085,152
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		16,143	16,224,115
TransUnion, LLC
Term Loan, 4.00%, Maturing April 9, 2021		81,565	80,494,583
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 6.00%, Maturing September 2, 2021		19,000	18,969,125
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		1,577	1,565,501
Term Loan, 6.00%, Maturing July 28, 2017		8,058	7,997,639
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.50%, Maturing February 21, 2019		5,812	5,753,385
Term Loan, 5.02%, Maturing February 21, 2019	CAD	4,925	4,380,740
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		29,698	29,304,337
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing September 30, 2021		34,025	34,322,719

			$1,189,212,738

Cable and Satellite Television — 2.6%
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		27,262	$27,011,044
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		20,836	20,545,418
Term Loan, 3.00%, Maturing January 3, 2021		17,740	17,491,929
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		7,550	7,510,578
CSC Holdings, Inc.
Term Loan, 2.65%, Maturing April 17, 2020		3,955	3,877,846
ION Media Networks, Inc.
Term Loan, 5.00%, Maturing December 18, 2020		28,510	28,661,034
MCC Iowa LLC
Term Loan, 3.25%, Maturing January 29, 2021		14,314	14,039,240
Mediacom Illinois, LLC
Term Loan, 3.13%, Maturing October 23, 2017		5,078	5,049,008
Term Loan, 3.75%, Maturing June 30, 2021		8,450	8,353,180
Numericable Group SA
Term Loan, Maturing April 23, 2020(2)	EUR	2,000	2,505,125
Numericable U.S. LLC
Term Loan, 4.50%, Maturing May 21, 2020		5,439	5,457,533
Term Loan, 4.50%, Maturing May 21, 2020		6,286	6,308,293
Sterling Entertainment Enterprises, LLC
Term Loan, 3.16%, Maturing December 28, 2017		11,344	10,935,134

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
UPC Financing Partnership
Term Loan, 3.25%, Maturing June 30, 2021		11,354	$11,118,799
Virgin Media Bristol LLC
Term Loan, 3.50%, Maturing June 7, 2020		92,025	90,932,203
Virgin Media Investment Holdings Limited
Term Loan, 4.25%, Maturing June 30, 2023	GBP	8,575	13,641,342
Ziggo B.V.
Term Loan, 2.75%, Maturing January 15, 2022(4)		885	862,958
Term Loan, 2.75%, Maturing January 15, 2022(4)		18,106	17,661,882
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	594	734,138
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	8,588	10,620,523
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	12,150	15,025,348
Term Loan, 3.25%, Maturing January 15, 2022		10,125	9,876,079
Term Loan, 3.25%, Maturing January 15, 2022		17,084	16,664,686
Term Loan, 3.50%, Maturing January 15, 2022	EUR	633	783,080
Term Loan, 3.50%, Maturing January 15, 2022	EUR	6,787	8,393,639
Term Loan, 3.50%, Maturing January 15, 2022	EUR	10,824	13,385,774

			$367,445,813

Chemicals and Plastics — 4.2%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		10,340	$10,300,844
Term Loan, 4.75%, Maturing October 4, 2019	EUR	6,393	7,991,524
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		5,365	5,344,613
Arysta LifeScience SPC, LLC
Term Loan, 4.50%, Maturing May 29, 2020		47,128	47,076,817
Axalta Coating Systems US Holdings Inc.
Term Loan, 3.75%, Maturing February 1, 2020		61,014	60,137,116
Term Loan, 4.00%, Maturing February 1, 2020	EUR	3,950	4,974,693
AZ Chem US Inc.
Term Loan, 4.50%, Maturing June 12, 2021		11,969	11,971,668
Colouroz Investment 1, GmbH
Term Loan, Maturing September 7, 2021(2)		2,855	2,797,843
Term Loan, Maturing September 7, 2021(2)		17,270	16,924,657
ECO Services Operations LLC
Term Loan, Maturing October 8, 2021(2)		6,400	6,388,000
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		8,550	8,432,437
Gemini HDPE LLC
Term Loan, 4.75%, Maturing August 7, 2021		7,456	7,425,260
Huntsman International, LLC
Term Loan, 2.40%, Maturing June 30, 2016		276	272,679

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Huntsman International, LLC (continued)
Term Loan, 3.75%, Maturing August 12, 2021		33,275	$33,004,241
Ineos Finance PLC
Term Loan, 4.00%, Maturing May 4, 2018	EUR	18,412	23,116,177
Ineos US Finance LLC
Term Loan, 3.75%, Maturing May 4, 2018		64,049	63,230,977
Kronos Worldwide Inc.
Term Loan, 4.75%, Maturing February 18, 2020		8,234	8,233,625
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 7, 2020		34,596	33,892,919
Minerals Technologies Inc.
Term Loan, 4.00%, Maturing May 9, 2021		37,566	37,373,015
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		1,061	1,064,288
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018		9,808	9,709,765
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		9,000	9,033,750
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		7,635	7,463,305
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		4,000	3,891,200
OXEA Finance S.a.r.l.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	4,950	6,099,191
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		5,280	5,220,879
Term Loan, 5.52%, Maturing June 8, 2020	CAD	9,090	8,025,071
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		19,081	18,913,759
Solenis International, LP
Term Loan, 4.25%, Maturing July 31, 2021		5,200	5,105,750
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		6,012	6,030,965
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020		19,750	19,317,475
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.00%, Maturing March 19, 2020		39,888	39,544,201
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		58,334	58,041,942
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 7, 2020		2,747	2,716,452

			$589,067,098

Conglomerates — 0.4%
Bestway UK Holdco Limited
Term Loan, 5.31%, Maturing September 30, 2021	GBP	500	$804,183

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates (continued)
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		34,368	$32,735,689
Spectrum Brands Europe GmbH
Term Loan, 3.75%, Maturing September 4, 2019	EUR	8,287	10,408,421
Spectrum Brands, Inc.
Term Loan, 5.05%, Maturing December 17, 2019	CAD	7,695	6,793,128

			$50,741,421

Containers and Glass Products — 1.0%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		46,556	$45,668,235
Term Loan, 3.75%, Maturing January 6, 2021		43,358	42,703,077
Libbey Glass Inc.
Term Loan, 3.75%, Maturing April 9, 2021		7,855	7,771,850
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		2,541	2,527,939
Reynolds Group Holdings Inc.
Term Loan, 4.00%, Maturing December 1, 2018		39,076	38,915,525
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		3,475	3,439,092

			$141,025,718

Cosmetics / Toiletries — 0.6%
Prestige Brands, Inc.
Term Loan, 4.13%, Maturing January 31, 2019		3,563	$3,565,643
Term Loan, 4.50%, Maturing September 3, 2021		10,375	10,411,748
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		27,393	27,107,647
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		40,231	36,208,295

			$77,293,333

Drugs — 1.5%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		19,828	$19,559,844
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017		11,031	11,085,739
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing February 28, 2021		2,351	2,327,150
Ikaria, Inc.
Term Loan, 5.00%, Maturing February 12, 2021		15,155	15,190,779
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019		36,542	35,971,410

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing February 13, 2019		20,274	$20,133,363
Term Loan, 3.50%, Maturing December 11, 2019		36,979	36,695,186
Term Loan, 3.50%, Maturing August 5, 2020		45,436	45,152,143
VWR Funding, Inc.
Term Loan, 3.40%, Maturing April 3, 2017		27,457	27,239,866

			$213,355,480

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		50,257	$49,238,991
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		16,209	16,344,448

			$65,583,439

Electronics / Electrical — 9.0%
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020		14,603	$14,328,703
Answers Corporation
Term Loan, 6.25%, Maturing September 23, 2021		17,750	17,217,500
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017		48,599	48,659,785
Term Loan - Second Lien, 11.00%, Maturing November 22, 2018		9,000	9,140,625
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021		109,127	108,931,600
Blue Coat Systems, Inc.
Term Loan, 4.00%, Maturing May 31, 2019		20,441	20,100,125
Term Loan - Second Lien, 9.50%, Maturing June 28, 2020		21,401	21,454,502
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021		13,855	13,716,821
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021		5,875	5,879,894
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing February 28, 2018		5,345	5,345,121
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020		27,524	26,233,667
Dealertrack Technologies, Inc.
Term Loan, 3.50%, Maturing February 28, 2021		9,278	9,163,818
Dell Inc.
Term Loan, 4.50%, Maturing April 29, 2020		148,185	148,597,117
Term Loan, 4.75%, Maturing April 29, 2020	EUR	4,950	6,244,629
Eagle Parent, Inc.
Term Loan, 4.00%, Maturing May 16, 2018		35,442	35,242,155

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021		8,960	$8,691,147
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020		18,072	18,105,660
Eze Castle Software Inc.
Term Loan, 4.00%, Maturing April 6, 2020		11,852	11,681,326
FIDJI Luxembourg (BC4) S.A.R.L.
Term Loan, 6.25%, Maturing December 24, 2020		14,747	14,820,609
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020		5,621	5,552,986
Term Loan, 5.00%, Maturing January 15, 2021		6,926	6,929,166
Go Daddy Operating Company, LLC
Term Loan, 4.75%, Maturing May 13, 2021		61,569	61,389,453
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021		11,160	11,159,820
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020		8,466	8,336,833
Term Loan, 3.75%, Maturing June 3, 2020		105,880	104,423,740
Term Loan, 4.00%, Maturing June 3, 2020	EUR	4,824	6,015,339
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021		9,875	9,875,250
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018		58,353	58,491,853
MH Sub I, LLC
Term Loan, 4.00%, Maturing July 8, 2021(4)		1,006	1,003,407
Term Loan, 5.00%, Maturing July 8, 2021		14,409	14,375,621
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020		14,337	14,150,420
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020		30,011	29,761,166
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020		7,275	7,184,063
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021		13,582	13,378,024
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022		4,550	4,459,000
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018		10,076	10,069,464
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019		4,250	4,279,219
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018		111,015	107,934,533
SGMS Escrow Corp.
Term Loan, 6.00%, Maturing October 1, 2021		13,675	13,412,180
Shield Finance Co. S.A.R.L.
Term Loan, 5.00%, Maturing January 29, 2021		15,099	15,099,125

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	9,011	$9,111,914
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	39,676	39,208,541
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	9,713	9,663,938
Sophia, L.P.
Term Loan, 4.00%, Maturing July 19, 2018	16,762	16,643,053
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 22, 2019	16,160	15,957,506
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	14,654	14,667,650
Sybil Software LLC
Term Loan, 4.75%, Maturing March 20, 2020	18,086	18,048,576
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	14,111	14,019,084
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	23,671	23,567,919
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	27,980	27,839,976
Websense, Inc.
Term Loan, 4.50%, Maturing June 25, 2020	12,893	12,756,039

		$1,252,319,662

Equipment Leasing — 0.6%
Delos Finance S.A.R.L.
Term Loan, 3.50%, Maturing March 6, 2021	47,925	$47,751,272
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	28,604	28,550,534

		$76,301,806

Financial Intermediaries — 3.5%
American Capital, Ltd.
Term Loan, 3.50%, Maturing August 22, 2017	9,820	$9,745,916
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 26, 2020	12,371	12,266,594
Term Loan - Second Lien, 10.25%, Maturing December 11, 2020	2,000	1,980,000
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	31,917	31,717,123
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	15,734	15,349,944
First Data Corporation
Term Loan, 3.65%, Maturing March 24, 2017	5,000	4,968,750

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
First Data Corporation (continued)
Term Loan, 3.65%, Maturing March 23, 2018	41,018	$40,694,500
Term Loan, 3.65%, Maturing September 24, 2018	41,428	41,104,770
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	34,738	34,042,750
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	45,070	44,844,848
Hamilton Lane Advisors, LLC
Term Loan, 4.00%, Maturing February 28, 2018	4,119	4,067,483
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	15,383	15,075,706
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	16,812	15,850,530
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	14,613	14,439,923
Medley LLC
Term Loan, 6.50%, Maturing June 15, 2019	7,924	7,884,244
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	9,071	9,054,137
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	2,313	2,295,967
Term Loan, 6.25%, Maturing September 4, 2018	12,895	12,798,039
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	46,159	44,601,123
Oz Management LP
Term Loan, 1.65%, Maturing November 15, 2016	26,572	25,479,673
Sesac Holdco II, LLC
Term Loan, 5.00%, Maturing February 8, 2019	7,068	7,045,921
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	22,700	22,217,912
Transfirst Holdings, Inc.
Term Loan, 4.25%, Maturing December 27, 2017	8,145	8,118,414
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	12,133	12,072,646
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020	50,766	48,100,630

		$485,817,543

Food Products — 4.4%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	45,417	$45,247,071
American Seafoods Group LLC
Term Loan, 4.50%, Maturing March 18, 2018	9,077	8,668,859
Big Heart Pet Brands
Term Loan, 3.50%, Maturing March 8, 2020	55,910	53,903,564

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Blue Buffalo Company, Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		25,449	$25,306,075
Charger OpCo B.V.
Term Loan, 3.50%, Maturing June 30, 2021	EUR	12,525	15,589,100
Term Loan, 3.50%, Maturing July 23, 2021		37,600	37,130,000
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019		10,196	10,204,431
CSM Bakery Solutions LLC
Term Loan, 5.00%, Maturing July 3, 2020		15	15,016
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		20,768	19,547,939
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018		12,208	12,116,192
Dole Food Company Inc.
Term Loan, 4.50%, Maturing November 1, 2018		19,867	19,825,504
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020		109,676	109,127,145
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		15,321	15,148,151
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		37,088	36,647,024
Term Loan, 3.75%, Maturing September 18, 2020		27,770	27,517,492
Meldrew Participations B.V.
Term Loan, 5.00%, Maturing October 31, 2019	EUR	11,361	13,240,118
Term Loan, 4.50%, (1.50% Cash, 3.00% PIK), Maturing October 31, 2023	EUR	7,100	8,111,948
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		100,070	98,168,710
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		12,103	11,890,952
Term Loan, 3.25%, Maturing April 29, 2020		23,564	23,155,017
Regentrealm Limited
Term Loan, 5.00%, Maturing July 29, 2020	GBP	9,603	15,367,159

			$605,927,467

Food Service — 2.9%
Aramark Services, Inc.
Term Loan, 3.66%, Maturing July 26, 2016		3,393	$3,369,826
Term Loan, 3.66%, Maturing July 26, 2016		13,242	13,150,547
ARG IH Corporation
Term Loan, 4.75%, Maturing November 15, 2020		4,838	4,833,144
Buffets, Inc.
Term Loan, 0.11%, Maturing April 22, 2015(3)		898	718,783
Term Loan, 15.00%, Maturing July 18, 2017(3)(14)		2,589	2,070,858
Term Loan, 15.00%, Maturing July 19, 2017(3)(14)		1,424	1,139,329

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
Burger King Corporation
Term Loan, 3.75%, Maturing September 28, 2019		24,745	$24,737,156
Term Loan - Second Lien, Maturing September 4, 2015(2)		17,040	17,038,296
CEC Entertainment Concepts, L.P.
Term Loan, 4.25%, Maturing February 14, 2021		14,229	13,789,793
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		9,750	9,676,946
Darling International Inc.
Term Loan, 3.50%, Maturing January 6, 2021	EUR	18,333	22,927,897
Dunkin’ Brands, Inc.
Term Loan, 3.25%, Maturing February 7, 2021		43,058	42,314,992
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		37,750	37,691,358
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018		13,141	12,582,291
P.F. Chang’s China Bistro Inc.
Term Loan, 4.25%, Maturing July 2, 2019		9,059	8,758,908
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		4,073	4,019,126
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019		107,289	107,132,231
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		99,239	77,087,263

			$403,038,744

Food / Drug Retailers — 2.3%
Albertson’s Holdings LLC
Term Loan, 4.00%, Maturing August 25, 2019		35,600	$35,574,048
Term Loan, 4.50%, Maturing August 25, 2021		14,200	14,218,730
Albertson’s, LLC
Term Loan, 4.75%, Maturing March 21, 2019		40,685	40,633,927
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019		52,318	51,173,312
New Albertson’s, Inc.
Term Loan, 4.75%, Maturing June 27, 2021		18,275	18,092,250
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019		4,606	4,623,272
Rite Aid Corporation
Term Loan, 3.50%, Maturing February 21, 2020		73,733	73,149,541
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		32,500	32,730,197
Supervalu Inc.
Term Loan, 4.50%, Maturing March 21, 2019		53,025	52,382,143

			$322,577,420

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care — 9.3%
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021		19,250	$19,161,604
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		39,167	39,074,325
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019		31,751	31,373,718
Amneal Pharmaceuticals LLC
Term Loan, 4.75%, Maturing November 1, 2019		10,098	10,088,569
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		30,684	30,798,671
ATI Holdings, Inc.
Term Loan, 5.00%, Maturing December 20, 2019		9,437	9,448,932
Biomet Inc.
Term Loan, 3.65%, Maturing July 25, 2017		76,176	76,032,956
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020		2,892	2,908,834
Term Loan, 6.50%, Maturing July 31, 2020		4,820	4,848,057
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020		1,339	1,332,796
CHG Healthcare Services Inc.
Term Loan, 4.25%, Maturing November 19, 2019		25,760	25,655,302
Community Health Systems, Inc.
Term Loan, 4.25%, Maturing January 27, 2021		78,375	78,546,591
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016		17,197	17,100,381
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021		16,200	16,038,000
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021		21,858	21,680,094
DJO Finance LLC
Term Loan, 4.25%, Maturing September 15, 2017		26,188	26,114,300
Drumm Investors LLC
Term Loan, 6.75%, Maturing May 4, 2018		9,423	9,513,125
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		71,137	70,726,033
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020		4,067	4,046,447
Term Loan, 4.75%, Maturing August 30, 2020	EUR	1,633	2,056,098
Term Loan, 4.75%, Maturing August 30, 2020	EUR	5,367	6,759,813
Term Loan, 4.25%, Maturing August 31, 2020		13,509	13,441,819
Generale De Sante
Term Loan, 3.51%, Maturing July 29, 2020	EUR	5,000	6,280,112
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019		39,402	39,525,382
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.15%, Maturing February 27, 2021		67,447	66,657,691

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
HCA, Inc.
Term Loan, 2.98%, Maturing May 1, 2018		3,450	$3,437,460
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018		22,317	22,337,849
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018		21,272	21,152,051
Term Loan, 7.75%, Maturing May 15, 2018		14,532	14,399,057
JLL/Delta Dutch Newco B.V.
Term Loan, 4.25%, Maturing March 11, 2021		20,723	20,190,190
Term Loan, 4.50%, Maturing March 11, 2021	EUR	2,070	2,586,004
Kindred Healthcare, Inc.
Term Loan, 4.00%, Maturing April 9, 2021		26,367	26,136,116
Kinetic Concepts, Inc.
Term Loan, 4.00%, Maturing May 4, 2018		54,092	53,788,085
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018		9,506	9,149,475
Mallinckrodt International Finance S.A.
Term Loan, 3.50%, Maturing March 19, 2021		14,371	14,257,196
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019		4,389	4,362,782
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing April 16, 2021		40,548	40,624,403
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		11,952	11,861,974
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		8,689	8,602,161
National Mentor Holdings, Inc.
Term Loan, 4.75%, Maturing January 31, 2021		10,219	10,154,759
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019		43,285	43,392,791
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020		30,271	30,242,886
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021		50,909	50,383,655
Pharmaceutical Product Development LLC
Term Loan, 4.00%, Maturing December 5, 2018		77,753	77,295,999
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020		28,957	28,667,741
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018		25,335	25,082,098
RegionalCare Hospital Partners, Inc.
Term Loan, 6.00%, Maturing April 19, 2019		8,379	8,394,711
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019		18,275	18,222,182

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Salix Pharmaceuticals, Ltd.
Term Loan, 4.25%, Maturing January 2, 2020		15,709	$15,721,540
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018		21,728	21,564,643
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 12, 2020		16,165	16,054,324
TriZetto Corporation
Term Loan, 4.75%, Maturing May 2, 2018		31,247	31,266,857
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019		17,935	17,554,025
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019		12,432	12,362,261

			$1,288,454,925

Home Furnishings — 0.5%
Interline Brands, Inc.
Term Loan, 4.00%, Maturing March 17, 2021		4,627	$4,529,394
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		47,345	46,983,011
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020		21,962	21,701,119

			$73,213,524

Industrial Equipment — 2.5%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		51,235	$48,673,659
Delachaux S.A.
Term Loan, Maturing September 25, 2021(2)		9,100	9,134,125
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		21,172	21,216,039
Filtration Group Corporation
Term Loan, 4.50%, Maturing November 21, 2020		5,062	5,049,096
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		27,690	27,316,838
Term Loan, 4.75%, Maturing July 30, 2020	EUR	6,513	8,168,786
Generac Power Systems, Inc.
Term Loan, 3.25%, Maturing May 31, 2020		9,659	9,459,731
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		43,390	42,719,099
Manitowoc Company, Inc. (The)
Term Loan, 3.25%, Maturing January 3, 2021		3,905	3,829,611
Milacron LLC
Term Loan, 4.00%, Maturing March 30, 2020		24,394	23,784,101
NN, Inc.
Term Loan, 6.00%, Maturing August 27, 2021		10,875	10,841,016

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019	13,860	$13,851,784
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020	59,001	58,226,288
Signode Industrial Group US Inc.
Term Loan, 4.00%, Maturing May 1, 2021	22,663	22,294,688
Spansion LLC
Term Loan, 3.75%, Maturing December 19, 2019	14,838	14,603,195
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 21, 2021	5,821	5,814,382
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019	14,364	14,197,505
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018	3,929	3,899,433
Virtuoso US LLC
Term Loan, 4.75%, Maturing February 11, 2021	8,283	8,218,665

		$351,298,041

Insurance — 2.6%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019	26,982	$26,611,014
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	6,733	6,732,000
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021	5,842	5,790,548
Asurion LLC
Term Loan, 5.00%, Maturing May 24, 2019	132,380	132,576,048
Term Loan, 4.25%, Maturing July 8, 2020	3,573	3,527,982
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	20,075	20,445,143
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020	16,351	14,798,032
CNO Financial Group, Inc.
Term Loan, 3.75%, Maturing September 20, 2018	19,355	19,221,082
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	17,684	17,330,666
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020	4,700	4,710,284
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020	57,459	56,726,163
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	59,260	58,667,378

		$367,136,340

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 3.0%
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	36,248	$35,776,776
Bally Technologies, Inc.
Term Loan, 4.25%, Maturing November 25, 2020	22,895	22,838,174
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	46,083	45,368,674
ClubCorp Club Operations, Inc.
Term Loan, 4.50%, Maturing July 24, 2020	15,701	15,590,217
Dave & Buster’s, Inc.
Term Loan, 4.50%, Maturing July 25, 2020	426	425,577
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	16,923	16,923,337
Equinox Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2020	15,005	14,874,140
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	6,593	6,562,262
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	4,683	4,639,184
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	40,009	39,533,131
Merlin Entertainment Group Luxembourg 2 S.a.r.l.
Term Loan, 3.41%, Maturing June 28, 2019	13,733	13,688,837
Nord Anglia Education Finance LLC
Term Loan, 4.50%, Maturing March 31, 2021	16,534	16,388,894
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	14,755	14,557,871
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	34,036	32,657,452
Six Flags Theme Parks, Inc.
Term Loan, 3.50%, Maturing December 20, 2018	7	6,916
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 31, 2018(3)	6,209	434,606
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020	36,501	35,953,458
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	2,970	2,964,431
Town Sports International Inc.
Term Loan, 4.50%, Maturing November 16, 2020	29,055	24,212,855
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020	4,873	4,788,099
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020	9,200	9,154,000
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	27,473	26,654,039

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Zuffa LLC
Term Loan, 3.75%, Maturing February 25, 2020		36,751	$35,909,047

			$419,901,977

Lodging and Casinos — 3.3%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017		4,660	$4,661,941
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021		45,425	45,141,094
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022		12,200	12,332,163
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		11,615	11,533,095
Caesars Entertainment Operating Company
Revolving Loan, 4.94%, Maturing January 27, 2017(4)		15,000	13,500,000
Term Loan, 6.99%, Maturing March 1, 2017		25,675	23,068,503
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		14,503	14,437,510
Four Seasons Holdings Inc.
Term Loan, 3.50%, Maturing June 27, 2020		9,775	9,689,717
Gala Group Ltd.
Term Loan, 5.51%, Maturing May 28, 2018	GBP	48,838	77,949,542
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		3,119	3,148,171
Term Loan, 5.50%, Maturing November 21, 2019		7,278	7,345,733
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		102,512	101,646,950
La Quinta Intermediate Holdings LLC
Term Loan, 4.00%, Maturing April 14, 2021		3,351	3,327,839
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		35,758	35,384,143
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		12,431	12,310,821
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 6, 2019		6,737	6,652,627
Scandic Hotels Holding AB
Term Loan, 4.40%, Maturing January 27, 2017	EUR	4,725	5,905,791
Term Loan, 4.40%, Maturing January 27, 2017	EUR	4,725	5,905,791
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020		65,307	65,133,046
Tropicana Entertainment Inc.
Term Loan, 4.00%, Maturing November 27, 2020		3,299	3,241,354

			$462,315,831

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 1.4%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	18,865	$16,444,189
Arch Coal Inc.
Term Loan, 6.25%, Maturing May 16, 2018	40,536	36,004,335
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	28,878	28,823,355
Murray Energy Corporation
Term Loan, 5.25%, Maturing December 5, 2019	27,313	27,107,904
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	6,468	6,310,438
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	26,293	26,082,350
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	9,693	9,571,747
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	12,825	12,568,500
United Central Industrial Supply Company, L.L.C.
Term Loan, 7.50%, Maturing October 9, 2018	6,347	6,354,854
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	2,000	1,980,000
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	30,442	26,408,310

		$197,655,982

Oil and Gas — 4.2%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	42,292	$42,146,641
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020	19,167	19,262,966
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	32,673	32,652,985
Citgo Petroleum Corporation
Revolving Loan, Maturing July 23, 2019(2)	12,500	12,250,000
Term Loan, 4.50%, Maturing July 29, 2021	16,250	16,273,692
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	12,139	12,144,137
Drillships Ocean Ventures Inc.
Term Loan, 5.50%, Maturing July 25, 2021	17,606	16,945,655
Energy Transfer Equity, L.P.
Term Loan, 3.25%, Maturing December 2, 2019	31,400	30,978,078
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	18,524	18,157,125
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	12,176	11,768,209

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	17,189	$16,705,195
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	101,073	99,531,692
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	9,993	9,942,903
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	14,450	13,510,750
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	5,811	5,796,004
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	18,250	16,972,500
Seadrill Partners Finco LLC
Term Loan, 4.00%, Maturing February 21, 2021	80,505	76,407,737
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 16, 2020	671	646,027
Term Loan, 4.25%, Maturing December 16, 2020	1,800	1,732,231
Term Loan, 4.25%, Maturing December 16, 2020	12,938	12,452,484
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	2,527	2,449,393
Term Loan, 4.25%, Maturing October 1, 2019	4,137	4,010,102
Term Loan, 4.25%, Maturing October 1, 2019	31,219	30,263,041
Tallgrass Operations, LLC
Term Loan, 3.75%, Maturing November 13, 2017	12,347	12,304,598
Term Loan, 4.25%, Maturing November 13, 2018	19,068	19,027,281
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	53,412	51,953,856

		$586,285,282

Publishing — 2.9%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019	11,795	$11,812,573
Ascend Learning, LLC
Term Loan, 6.00%, Maturing July 31, 2019	24,366	24,502,933
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	112,045	105,777,771
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	30,169	30,206,787
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	103,826	100,451,956
McGraw-Hill Global Education Holdings, LLC
Term Loan, 5.75%, Maturing March 22, 2019	10,452	10,488,148
Media General, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	19,727	19,640,432

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018		9,313	$9,353,652
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020		6,045	5,965,289
Nelson Education Ltd.
Term Loan, 6.75%, Maturing July 3, 2014(5)		259	214,226
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 3, 2019		10,717	10,730,146
ProQuest LLC
Term Loan, Maturing October 24, 2021(2)		8,850	8,851,841
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020		20,549	20,587,191
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 16, 2021	EUR	3,218	4,031,006
Term Loan, 4.75%, Maturing August 16, 2021		17,648	17,545,153
Trader Media Corporation Limited
Term Loan, 4.75%, Maturing June 8, 2017	GBP	12,529	19,958,874
Term Loan, 5.00%, Maturing December 8, 2017	GBP	2,000	3,195,735

			$403,313,713

Radio and Television — 2.2%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020		7,225	$7,206,937
Block Communications, Inc.
Term Loan, Maturing October 21, 2021(2)		3,550	3,552,219
Clear Channel Communications, Inc.
Term Loan, 3.80%, Maturing January 29, 2016		2,563	2,545,334
Term Loan, 6.90%, Maturing January 30, 2019		16,740	15,856,748
Term Loan, 7.65%, Maturing July 30, 2019		5,384	5,216,896
Cumulus Media Holdings Inc.
Term Loan, 4.25%, Maturing December 23, 2020		79,506	78,482,190
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018		8,273	8,273,406
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 29, 2020		22,229	21,673,194
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021		5,062	5,016,964
Hubbard Radio, LLC
Term Loan, 4.50%, Maturing April 29, 2019		7,675	7,643,924
LIN Television Corporation
Term Loan, 4.00%, Maturing December 21, 2018		23,213	23,126,001
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		11,067	10,915,092

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		12,550	$12,377,887
Radio One, Inc.
Term Loan, 7.50%, Maturing March 31, 2016		9,555	9,626,796
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		9,045	8,976,914
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017		11,330	11,197,984
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		14,225	14,002,734
Tyrol Acquisitions 2 SAS
Term Loan, 4.01%, (3.01% Cash, 1.00% PIK), Maturing January 29, 2016	EUR	3,176	3,860,691
Term Loan, 4.01%, (3.01% Cash, 1.00% PIK), Maturing January 29, 2016	EUR	3,176	3,860,691
Term Loan, 4.01%, (3.01% Cash, 1.00% PIK), Maturing January 29, 2016	EUR	4,777	5,801,906
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 1, 2020		10,648	10,543,268
Term Loan, 4.00%, Maturing March 1, 2020		43,074	42,701,112

			$312,458,888

Retailers (Except Food and Drug) — 5.9%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		31,656	$31,428,984
B&M Retail Limited
Term Loan, 4.32%, Maturing May 21, 2019	GBP	6,850	10,815,495
Term Loan, 4.32%, Maturing April 28, 2020	GBP	5,450	8,662,788
B.C. Unlimited Liability Company
Term Loan, 4.50%, Maturing October 27, 2021		103,900	103,979,380
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019		41,843	41,398,461
CDW LLC
Term Loan, 3.25%, Maturing April 29, 2020		52,948	51,875,597
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		15,001	14,653,615
Douglas Holding AG
Term Loan, 3.95%, Maturing December 12, 2019	EUR	5,961	7,491,694
Term Loan, 4.31%, Maturing June 12, 2020	EUR	3,300	4,145,734
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		10,448	10,395,374
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		19,997	20,021,871
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020		66,068	66,264,281

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		44,432	$43,087,805
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		29,024	27,935,513
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		26,750	26,716,563
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		45,827	45,125,420
Term Loan, 4.00%, Maturing January 28, 2020		10,623	10,503,862
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		64,954	64,036,110
Party City Holdings Inc.
Term Loan, 4.00%, Maturing July 27, 2019		40,888	40,146,660
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		5,011	4,991,960
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		30,068	29,858,112
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		10,398	8,838,088
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		9,850	9,776,435
Pilot Travel Centers LLC
Term Loan, 4.25%, Maturing October 1, 2021		32,325	32,420,973
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		9,925	9,726,623
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019		44,144	43,775,929
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		29,255	27,883,195
Vivarte SA
Term Loan, 5.01%, (1.26% Cash, 3.75% PIK), Maturing October 29, 2020(12)	EUR	9,812	10,866,741
Term Loan, 11.01%, (4.01% Cash, 7.00% PIK), Maturing July 24, 2019(13)	EUR	5,311	6,927,400
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		5,508	5,205,265

			$818,955,928

Steel — 1.6%
Essar Steel Algoma, Inc.
Term Loan, 10.25%, Maturing November 15, 2014		4,504	$4,520,672
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019		134,751	131,694,933

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel (continued)
JFB Firth Rixson Inc.
Term Loan, 4.25%, Maturing June 30, 2017		10,909	$10,886,435
Term Loan, 5.00%, Maturing June 30, 2017	GBP	11,338	18,132,261
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017		23,552	23,281,838
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		8,941	8,903,821
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018		11,712	11,379,678
Waupaca Foundry, Inc.
Term Loan, 4.00%, Maturing June 29, 2017		19,397	19,364,667

			$228,164,305

Surface Transport — 0.7%
Hertz Corporation (The)
Term Loan, 3.00%, Maturing March 11, 2018		15,443	$15,068,697
Term Loan, 3.75%, Maturing March 11, 2018		29,150	29,004,250
Term Loan, 3.75%, Maturing March 12, 2018		24,759	24,550,108
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021		35,323	34,792,663

			$103,415,718

Telecommunications — 1.9%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019		136,259	$135,406,985
IPC Systems, Inc.
Term Loan, 6.00%, Maturing November 8, 2020		20,150	20,155,807
SBA Senior Finance II LLC
Term Loan, 3.25%, Maturing March 24, 2021		12,214	12,020,923
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019		12,068	11,955,047
Term Loan, 4.00%, Maturing April 23, 2019		31,629	31,154,497
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019		51,285	50,632,868

			$261,326,127

Utilities — 1.6%
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 3, 2020		16,096	$15,673,723
Term Loan, 3.25%, Maturing January 31, 2022		5,863	5,716,800
Calpine Corporation
Term Loan, 4.00%, Maturing April 1, 2018		9,460	9,399,603
Term Loan, 4.00%, Maturing April 1, 2018		31,749	31,590,747

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Calpine Corporation (continued)
Term Loan, 4.00%, Maturing October 9, 2019	1,400	$1,387,472
Term Loan, 4.00%, Maturing October 30, 2020	6,699	6,638,960
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	17,372	17,295,941
EFS Cogen Holdings I LLC
Term Loan, 3.75%, Maturing December 17, 2020	9,950	9,918,932
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	6,958	6,970,608
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 21, 2018	10,072	10,036,621
Term Loan, 4.25%, Maturing December 31, 2019	11,057	11,019,859
Granite Acquisition Inc.
Term Loan, Maturing October 15, 2021(2)	1,707	1,714,364
Term Loan, Maturing October 15, 2021(2)	38,793	38,962,823
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	8,785	8,746,484
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	251	245,667
Term Loan, 4.25%, Maturing May 6, 2020	4,707	4,600,762
Southcross Holdings Borrower LP
Term Loan, 6.00%, Maturing August 4, 2021	6,633	6,571,187
TerraForm Power Operating, LLC
Term Loan, 4.75%, Maturing July 23, 2019	4,040	4,049,975
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	21,600	21,667,500
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	7,369	7,327,860

		$219,535,888

Total Senior Floating-Rate Interests (identified cost $13,041,751,051)		$12,811,748,898

Corporate Bonds & Notes — 4.3%

Security	Principal Amount* (000’s omitted)	Value

Building and Development — 0.0%(6)
Calcipar SA
6.875%, 5/1/18(7)	4,000	$4,160,000

		$4,160,000

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.4%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(7)		9,000	$9,427,500
5.625%, 4/15/23(7)	EUR	5,000	6,821,836
Virgin Media Secured Finance PLC
5.375%, 4/15/21(7)		12,025	12,536,063
6.00%, 4/15/21(7)	GBP	12,350	20,746,092
5.50%, 1/15/25(7)		10,950	11,333,250

			$60,864,741

Chemicals and Plastics — 0.5%
Hexion US Finance Corp.
6.625%, 4/15/20		16,525	$16,607,625
Ineos Finance PLC
7.25%, 2/15/19(7)(8)	EUR	8,000	10,325,957
8.375%, 2/15/19(7)		15,250	16,412,812
7.50%, 5/1/20(7)		14,525	15,596,219
Polymer Group, Inc.
7.75%, 2/1/19		4,500	4,702,500
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19		10,497	11,126,820

			$74,771,933

Containers and Glass Products — 0.4%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		44,500	$46,502,500
Smurfit Kappa Acquisitions
4.875%, 9/15/18(7)		4,925	5,097,375

			$51,599,875

Ecological Services and Equipment — 0.1%
Tervita Corp.
8.00%, 11/15/18(7)		3,000	$2,895,000
9.00%, 11/15/18(7)	CAD	4,500	3,872,943

			$6,767,943

Entertainment — 0.2%
Vougeot Bidco PLC
5.332%, 7/15/20(7)(8)	EUR	18,625	$23,001,492

			$23,001,492

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.0%(6)
International Lease Finance Corp.
6.75%, 9/1/16(7)		2,325	$2,476,125
7.125%, 9/1/18(7)		2,325	2,638,875

			$5,115,000

Financial Intermediaries — 0.2%
First Data Corp.
6.75%, 11/1/20(7)		10,952	$11,746,020
UPCB Finance II, Ltd.
6.375%, 7/1/20(7)	EUR	6,500	8,583,295
UPCB Finance III, Ltd.
6.625%, 7/1/20(7)		9,000	9,517,500

			$29,846,815

Food Products — 0.4%
Dole Food Co., Inc.
7.25%, 5/1/19(7)		18,000	$18,157,500
HJ Heinz Co.
4.25%, 10/15/20		8,000	8,098,400
Picard Groupe SA
4.336%, 8/1/19(7)(8)	EUR	7,500	9,427,761
Stretford 79 PLC
4.81%, 7/15/20(7)(8)	GBP	9,575	13,801,349
6.25%, 7/15/21(7)	GBP	7,000	9,462,229

			$58,947,239

Health Care — 0.7%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		37,625	$39,224,062
5.125%, 8/1/21		7,500	7,875,000
HCA, Inc.
4.75%, 5/1/23		11,975	12,199,531
inVentiv Health, Inc.
9.00%, 1/15/18(7)		15,375	16,028,438
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,468,750
4.375%, 10/1/21		12,200	12,184,750

			$100,980,531

Industrial Equipment — 0.0%(6)
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(9)		1,035	$733,294

			$733,294

Security		Principal Amount* (000’s omitted)	Value

Insurance — 0.2%
CNO Financial Group, Inc.
6.375%, 10/1/20(7)		9,800	$10,461,500
Galaxy Bidco, Ltd.
5.56%, 11/15/19(7)(8)	GBP	2,500	3,923,266
Towergate Finance PLC
6.053%, 2/15/18(7)(8)	GBP	9,950	13,370,297

			$27,755,063

Leisure Goods / Activities / Movies — 0.1%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.
5.00%, 8/1/18(7)		3,000	$3,090,000
National CineMedia, LLC
6.00%, 4/15/22		8,250	8,394,375

			$11,484,375

Lodging and Casinos — 0.3%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20		25,250	$19,063,750
9.00%, 2/15/20		6,175	4,693,000
9.00%, 2/15/20		14,975	11,306,125

			$35,062,875

Oil and Gas — 0.1%
Citgo Petroleum Corp.
6.25%, 8/15/22(7)		11,500	$11,758,750

			$11,758,750

Radio and Television — 0.1%
Clear Channel Communications, Inc.
9.00%, 12/15/19		8,994	$9,123,289
Univision Communications, Inc.
6.75%, 9/15/22(7)		8,140	9,076,100

			$18,199,389

Telecommunications — 0.4%
Hughes Satellite Systems Corp.
6.50%, 6/15/19		8,500	$9,243,750
Sunrise Communications International SA
4.832%, 12/31/17(7)(8)	EUR	3,000	3,778,248
Virgin Media Secured Finance PLC
5.50%, 1/15/25(7)	GBP	7,000	11,399,466

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Wind Acquisition Finance SA
5.338%, 4/30/19(7)(8)	EUR	7,775	$9,801,701
6.50%, 4/30/20(7)		7,375	7,697,656
4.082%, 7/15/20(7)(8)	EUR	7,450	9,216,935

			$51,137,756

Utilities — 0.2%
Calpine Corp.
6.00%, 1/15/22(7)		3,000	$3,247,500
7.875%, 1/15/23(7)		20,860	23,206,750
5.875%, 1/15/24(7)		5,000	5,400,000

			$31,854,250

Total Corporate Bonds & Notes (identified cost $603,800,188)			$604,041,321

Asset-Backed Securities — 0.7%

Security		Principal Amount (000’s omitted)	Value
Apidos CLO XIV, Series 2013-14A, Class C1, 3.081%, 4/15/25(7)(8)		$5,600	$5,386,248
Apidos CLO XIV, Series 2013-14A, Class D, 3.731%, 4/15/25(7)(8)		7,000	6,622,364
Apidos CLO XIV, Series 2013-14A, Class E, 4.631%, 4/15/25(7)(8)		3,500	3,041,248
Ares XXVIII CLO, Ltd., Series 2013-3A, Class C1, 2.978%, 10/17/24(7)(8)		3,000	2,867,856
Ares XXVIII CLO, Ltd., Series 2013-3A, Class D, 3.728%, 10/17/24(7)(8)		3,000	2,812,677
Ares XXVIII CLO, Ltd., Series 2013-3A, Class E, 5.128%, 10/17/24(7)(8)		3,000	2,688,168
Avery Point II CLO, Ltd., Series 2013-2A, Class C1, 2.978%, 7/17/25(7)(8)		4,000	3,865,348
Avery Point II CLO, Ltd., Series 2013-2A, Class D, 3.678%, 7/17/25(7)(8)		3,330	3,158,651
Avery Point II CLO, Ltd., Series 2013-2A, Class E, 4.478%, 7/17/25(7)(8)		3,330	2,959,471
Babson CLO, Ltd., Series 2013-IA, Class C, 2.931%, 4/20/25(7)(8)		7,175	6,944,159
Babson CLO, Ltd., Series 2013-IA, Class D, 3.731%, 4/20/25(7)(8)		5,600	5,338,402
Babson CLO, Ltd., Series 2013-IA, Class E, 4.631%, 4/20/25(7)(8)		3,525	3,141,695
Birchwood Park CLO, Ltd., Series 2014-1A, Class C1, 3.334%, 7/15/26(7)(8)		3,500	3,437,630

Security	Principal Amount (000’s omitted)	Value

Birchwood Park CLO, Ltd., Series 2014-1A, Class E1, 5.334%, 7/15/26(7)(8)	$3,500	$3,144,445
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class B, 2.881%, 7/15/25(7)(8)	5,000	4,802,385
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class C, 3.631%, 7/15/25(7)(8)	3,000	2,836,527
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class D, 4.831%, 7/15/25(7)(8)	2,400	2,147,858
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A3L, 2.934%, 8/15/25(7)(8)	3,250	3,135,135
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1L, 3.434%, 8/15/25(7)(8)	1,400	1,306,180
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B2L, 4.134%, 8/15/25(7)(8)	925	778,198
Madison Park Funding XII, Ltd., Series 2014-12A, Class C, 3.331%, 7/20/26(7)(8)	3,250	3,200,324
Madison Park Funding XII, Ltd., Series 2014-12A, Class D, 3.731%, 7/20/26(7)(8)	3,250	3,096,922
Madison Park Funding XII, Ltd., Series 2014-12A, Class E, 5.331%, 7/20/26(7)(8)	3,250	2,979,168
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.931%, 4/20/25(7)(8)	6,325	6,111,936
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.731%, 4/20/25(7)(8)	6,950	6,620,633

Total Asset-Backed Securities (identified cost $95,224,478)		$92,423,628

Common Stocks — 0.2%

Security	Shares	Value

Aerospace and Defense — 0.0%(6)
IAP Worldwide Services, LLC(3)(9)(10)	950	$904,573

		$904,573

Automotive — 0.1%
Dayco Products, LLC(9)	88,506	$4,668,692

		$4,668,692

Food Products — 0.0%
Staunton Luxco S.C.A.(3)(9)(10)	133,490	$0
Staunton Topco, Ltd.(3)(9)(10)	161,890	0

		$0

Food Service — 0.0%(6)
Buffets Restaurants Holdings, Inc.(3)(9)(10)	329,120	$134,939

		$134,939

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Home Furnishings — 0.0%(6)
Sanitec Europe Oy B Units(3)(9)	242,178	$559,353
Sanitec Europe Oy E Units(3)(9)(10)	230,960	0
Sanitec Europe Oy E1 Units(3)(9)(10)	332,005	766,824

		$1,326,177

Lodging and Casinos — 0.0%(6)
Affinity Gaming, LLC(3)(9)(10)	206,125	$1,958,190

		$1,958,190

Publishing — 0.1%
ION Media Networks, Inc.(3)(9)	28,605	$9,615,571
MediaNews Group, Inc.(9)(10)	162,730	5,424,326

		$15,039,897

Total Common Stocks (identified cost $9,440,320)		$24,032,468

Preferred Stocks — 0.0%

Security	Shares	Value

Food Products — 0.0%
Staunton Luxco S.C.A.(3)(9)(10)	13,491	$0

		$0

Total Preferred Stocks (identified cost $0)		$0

Warrants — 0.0%

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%
Vivarte Luxco(3)(9)(10)	104,081	$0

		$0

Total Warrants (identified cost $0)		$0

Short-Term Investments — 1.0%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(11)	$139,485	$139,484,590

Total Short-Term Investments (identified cost $139,484,590)		$139,484,590

Total Investments — 98.3% (identified cost $13,889,700,627)		$13,671,730,905

Less Unfunded Loan Commitments — (0.5)%		$(70,702,881)

Net Investments — 97.8% (identified cost $13,818,997,746)		$13,601,028,024

Other Assets, Less Liabilities — 2.2%		$300,186,558

Net Assets — 100.0%		$13,901,214,582

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PIK	–	Payment In Kind
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2014, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)	The issuer is in default on the payment of principal but continues to pay interest.

(6)	Amount is less than 0.05%.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $461,917,428 or 3.3% of the Portfolio’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(10)	Non-income producing security.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

(12)	Includes Vivarte Class A and Class B shares and Luxco ordinary shares that trade with the loan.

(13)	Includes new money preferred shares that trade with the loan.

(14)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $13,679,513,156)	$13,461,543,434
Affiliated investment, at value (identified cost, $139,484,590)	139,484,590
Cash	38,166,109
Restricted cash*	1,890,000
Foreign currency, at value (identified cost, $43,867,354)	43,873,404
Interest and dividends receivable	55,372,846
Interest receivable from affiliated investment	83,827
Receivable for investments sold	301,115,093
Receivable for open forward foreign currency exchange contracts	16,677,504
Prepaid expenses	1,003,628
Total assets	$14,059,210,435

Liabilities
Cash collateral due to broker	$1,310,000
Payable for investments purchased	150,266,562
Payable to affiliates:
Investment adviser fee	5,859,735
Trustees’ fees	5,667
Accrued expenses	553,889
Total liabilities	$157,995,853
Net Assets applicable to investors’ interest in Portfolio	$13,901,214,582

Sources of Net Assets
Investors’ capital	$14,099,154,786
Net unrealized depreciation	(197,940,204)
Total	$13,901,214,582

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income (net of foreign taxes, $33,331)	$726,041,089
Dividends	3,058,522
Interest allocated from affiliated investment	1,059,262
Expenses allocated from affiliated investment	(130,399)
Total investment income	$730,028,474

Expenses
Investment adviser fee	$79,300,000
Trustees’ fees and expenses	68,000
Custodian fee	3,447,541
Legal and accounting services	1,054,731
Miscellaneous	2,285,651
Total expenses	$86,155,923
Deduct —
Reduction of custodian fee	$110
Total expense reductions	$110

Net expenses	$86,155,813

Net investment income	$643,872,661

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$21,516,706
Investment transactions allocated from affiliated investment	11,173
Foreign currency and forward foreign currency exchange contract transactions	7,830,659
Net realized gain	$29,358,538
Change in unrealized appreciation (depreciation) —
Investments	$(324,635,534)
Foreign currency and forward foreign currency exchange contracts	29,109,139
Net change in unrealized appreciation (depreciation)	$(295,526,395)

Net realized and unrealized loss	$(266,167,857)

Net increase in net assets from operations	$377,704,804

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$643,872,661	$541,169,673
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	29,358,538	23,225,622
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(295,526,395)	56,691,655
Net increase in net assets from operations	$377,704,804	$621,086,950
Capital transactions —
Contributions	$1,479,393,522	$7,344,492,544
Withdrawals	(4,603,926,112)	(750,377,952)
Net increase (decrease) in net assets from capital transactions	$(3,124,532,590)	$6,594,114,592

Net increase (decrease) in net assets	$(2,746,827,786)	$7,215,201,542

Net Assets
At beginning of year	$16,648,042,368	$9,432,840,826
At end of year	$13,901,214,582	$16,648,042,368

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.52%	0.52%	0.54%	0.54%	0.57%
Net investment income	3.89%	4.14%	4.72%	4.31%	4.43%
Portfolio Turnover	34%	32%	42%	56%	39%
Total Return	2.23%	5.08%	7.67%	4.30%	10.51%
Net assets, end of year (000’s omitted)	$13,901,215	$16,648,042	$9,432,841	$9,694,334	$6,496,896

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Floating-Rate Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Short Duration Real Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 84.7%, less than 0.05%, 14.5%, 0.3%, 0.1% and 0.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under

43

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Notes to Financial Statements — continued

the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

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Notes to Financial Statements — continued

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion, 0.450% from $10 billion up to $15 billion, 0.4375% from $15 billion up to $20 billion, 0.4275% from $20 billion up to $25 billion and 0.420% of average daily net assets of $25 billion or more, and is payable monthly. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $79,300,000 or 0.48% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $5,375,378,464 and $7,672,280,899, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$13,819,675,934

Gross unrealized appreciation	$63,736,566
Gross unrealized depreciation	(282,384,476)

Net unrealized depreciation	$(218,647,910)

45

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October 31, 2014

Notes to Financial Statements — continued

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

11/28/14	British Pound Sterling 3,482,500	United States Dollar 5,618,429	Goldman Sachs International	$48,559	$—	$48,559
11/28/14	British Pound Sterling 22,122,219	United States Dollar 36,678,086	JPMorgan Chase Bank, N.A.	1,296,063	—	1,296,063
11/28/14	Canadian Dollar 37,754,237	United States Dollar 34,706,327	JPMorgan Chase Bank, N.A.	1,228,592	—	1,228,592
11/28/14	Euro 118,017,456	United States Dollar 155,760,029	Goldman Sachs International	7,843,783	—	7,843,783
12/31/14	British Pound Sterling 58,065,467	United States Dollar 94,545,968	Goldman Sachs International	1,700,362	—	1,700,362
12/31/14	Euro 145,509,042	United States Dollar 184,745,555	HSBC Bank USA, N.A.	2,334,041	—	2,334,041
1/30/15	British Pound Sterling 70,898,200	United States Dollar 114,329,019	HSBC Bank USA, N.A.	993,247	—	993,247
1/30/15	Euro 106,159,618	United States Dollar 134,345,527	State Street Bank and Trust Company	1,232,857	—	1,232,857

				$16,677,504	$—	$16,677,504

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2014, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

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Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2014.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$16,677,504	(1)	$—

Total Derivatives subject to master netting or similar agreements	$16,677,504		$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$9,592,704	$—	$(9,592,704)	$—	$—
HSBC Bank USA, N.A.	3,327,288	—	(3,327,288)	—	—
JPMorgan Chase Bank, N.A.	2,524,655	—	—	(1,310,000)	1,214,655
State Street Bank and Trust Company	1,232,857	—	—	—	1,232,857

	$16,677,504	$—	$(12,919,992)	$(1,310,000)	$2,447,512

(a)	In some instances, the actual collateral received may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$18,198,050	$26,253,328

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2014, which is indicative of the volume of this derivative type, was approximately $1,243,926,000.

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Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $1.4 billion unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Name Change

Effective April 2, 2014, the name of Eaton Vance Floating Rate Portfolio was changed from Floating Rate Portfolio.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

48

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Notes to Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$12,730,778,853	$10,267,164	$12,741,046,017
Corporate Bonds & Notes	—	603,308,027	733,294	604,041,321
Asset-Backed Securities	—	92,423,628	—	92,423,628
Common Stocks	—	10,093,018	13,939,450	24,032,468
Preferred Stocks	—	—	0	0
Warrants	—	—	0	0
Short-Term Investments	—	139,484,590	—	139,484,590

Total Investments	$—	$13,576,088,116	$24,939,908	$13,601,028,024

Forward Foreign Currency Exchange Contracts	—	16,677,504	—	16,677,504

Total	$—	$13,592,765,620	$24,939,908	$13,617,705,528

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented.

At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

49

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio) (the “Portfolio”), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating Rate Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

50

Eaton Vance Floating-Rate Fund

Eaton Vance Floating Rate Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Floating-Rate Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	1,586,472,704	13,709,222
Cynthia E. Frost	1,585,627,759	14,554,168
George J. Gorman	1,586,276,875	13,905,052
Valerie A. Mosley	1,585,150,159	15,031,767
Harriett Tee Taggart	1,586,351,118	13,830,809

Each nominee was also elected a Trustee of the Portfolio.

(1)   Excludes fractional shares.

Eaton Vance Floating Rate Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	99.16%	0.84%
Cynthia E. Frost	99.11%	0.89%
George J. Gorman	99.14%	0.86%
Valerie A. Mosley	99.09%	0.91%
Harriett Tee Taggart	99.16%	0.84%

51

Eaton Vance

Floating-Rate Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Eaton Vance Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

52

Eaton Vance

Floating-Rate Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of the Portfolio	1996	Vice President of EVM and BMR.

53

Eaton Vance

Floating-Rate Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

54

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

55

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044    10.31.14

Eaton Vance

Floating-Rate Advantage Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Floating-Rate Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 51

Federal Tax Information	20

Special Meeting of Shareholders	52

Management and Organization	53

Important Notices	56

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market began the 12-month period ended October 31, 2014 on strong footing, as robust new issue supply was overcome by investor demand amid strong appetite for risk and a global search for yield. Aside from brief bouts of weakness in technical conditions in February and April, overall market tone was generally firm for the first seven months of the period, with total demand exceeding the supply of net new issuance by a meaningful margin.

Halfway through the period, on April 29, Energy Future Holdings (“EFH”, formerly TXU Corp.) filed for bankruptcy. The Fund did not hold a position in EFH at the time of default. Following this and amid an increasing number of negative headlines surrounding the asset class, retail investor demand began to wane, turning net negative after nearly two straight years of positive demand. Sluggish technical conditions followed, modestly weighing on loan prices in the final stretch of the period.

Overall, the S&P/LSTA Leveraged Loan Index2 (the Index) — a broad barometer of the loan market — returned 3.36% for the 12-month period. Returns were comprised mainly of interest income. Lower-quality loans outpaced their higher-quality counterparts; loans rated BB, B, CCC and D (defaulted)8 returned 2.40%, 3.49%, 8.41% and 15.10%, respectively, for the period.

EFH’s Chapter 11 bankruptcy filing caused the Index default rate to spike to 3.3% on a trailing 12-month basis as of October 31, 2014. Excluding EFH, however, the Index’s trailing 12-month default rate was a scant 0.25%, well below the market’s 10-year average of 2.5%, according to Standard & Poor’s Leveraged Commentary & Data (S&P/LCD).

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Floating-Rate Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 2.28%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), returned 3.36% for the period.

During the period, the Fund maintained portfolio quality at a level consistent with management’s views on appropriate credit risk. In contrast, the Index descended in credit quality over the 12-month period, with lower-quality issuers awarded higher returns. As a result of the Fund’s historical positioning toward higher-quality credit tiers relative to the Index, the Fund’s underweighting to segments rated CCC and D (defaulted) and overweighting to loans rated BB detracted from performance relative to the Index for the year.

Among individual holdings, the Fund had underweight or no exposure to a number of high-beta9, lower-quality Index names that rallied significantly during the period, namely EFH, Cengage Learning, Avaya and SuperMedia. This detracted from performance relative to the Index. Out-of-Index Fund holdings in Vivarte, Media Holdco and IAP Worldwide Services also detracted from Fund performance relative to the Index, as these issuers underperformed the overall loan market.

On the positive side, heavier-than-Index Fund holdings in Getty Images, Dell and MediaNews Group aided Fund performance relative to the Index, as these names outperformed the loan market at large. Meanwhile, underweight or no exposure in Gymboree, Ocean Rig and Templar Energy also helped the Fund’s performance versus the Index, as these issuers trailed the overall loan market.

The Fund’s use of leverage also contributed to relative performance versus the Index, as leverage amplified the Fund’s positive performance. The Index is unlevered.

In terms of industry weightings, underweight exposure to the utilities sector — which outpaced the overall market — was the biggest detractor from results relative to the Index. In contrast, exposures to the air transport, lodging and casinos, health care and insurance sectors aided Fund performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	03/15/2008	08/04/1989	2.38%	7.16%	4.92%
Class A at NAV	03/17/2008	08/04/1989	2.28	7.16	4.92
Class A with 2.25% Maximum Sales Charge	—	—	–0.04	6.67	4.69
Class B at NAV	08/04/1989	08/04/1989	2.02	6.80	4.71
Class B with 3% Maximum Sales Charge	—	—	–0.92	6.80	4.71
Class C at NAV	03/15/2008	08/04/1989	1.77	6.64	4.58
Class C with 1% Maximum Sales Charge	—	—	0.79	6.64	4.58
Class I at NAV	03/15/2008	08/04/1989	2.54	7.42	5.09
S&P/LSTA Leveraged Loan Index	—	—	3.36%	6.40%	5.07%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
Gross	1.18%	1.19%	1.55%	1.69%	0.94%
Net	0.96	0.97	1.33	1.47	0.72

% Total Leverage[5]
Borrowings					22.63%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2004	$16,173	N.A.
Class B	$10,000	10/31/2004	$15,846	N.A.
Class C	$10,000	10/31/2004	$15,657	N.A.
Class I	$250,000	10/31/2004	$410,906	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Fund Profile6

Top 10 Issuers (% of total investments)7

Asurion LLC	1.3%

Dell Inc.	1.1

FMG Resources (August 2006) Pty. Ltd.	0.9

Transdigm, Inc.	0.9

Intelsat Jackson Holdings S.A.	0.8

Chrysler Group LLC	0.8

Rite Aid Corporation	0.8

Infor (US), Inc.	0.8

Avago Technologies Cayman Ltd.	0.8

Valeant Pharmaceuticals International, Inc.	0.7
Total	8.9%

Credit Quality (% of bond and loan holdings)8

Top 10 Sectors (% of total investments)7

Health Care	10.7%

Electronics/Electrical	9.0

Business Equipment and Services	8.8

Retailers (Except Food and Drug)	5.7

Chemicals and Plastics	4.9

Food Products	4.8

Oil and Gas	3.8

Automotive	3.8

Financial Intermediaries	3.6

Cable and Satellite Television	3.5
Total	58.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of each class is linked to the performance of Eaton Vance Prime Rate Reserves, which is the predecessor to the operations of the Fund. Linked performance is adjusted for any applicable sales or withdrawal charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Total Annual Fund Operating Expense ratio is as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense on borrowings.
[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings if Fund asset values decline.

[6]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[7]	Excludes cash and cash equivalents.

[8]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[9]

Beta is a measure of risk that shows a fund or strategies volatility relative to that fund’s stated benchmark. A fund or strategy with a beta of 1 performed exactly like the market index; a beta less than 1 means its performance was less volatile than the index, positive or negative.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,006.80	$6.68	1.32%
Class A	$1,000.00	$1,005.90	$6.67	1.32%
Class B	$1,000.00	$1,005.10	$8.49	1.68%
Class C	$1,000.00	$1,003.30	$9.19	1.82%
Class I	$1,000.00	$1,007.20	$5.46	1.08%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,018.60	$6.72	1.32%
Class A	$1,000.00	$1,018.60	$6.72	1.32%
Class B	$1,000.00	$1,016.70	$8.54	1.68%
Class C	$1,000.00	$1,016.00	$9.25	1.82%
Class I	$1,000.00	$1,019.80	$5.50	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Senior Debt Portfolio, at value (identified cost, $6,609,416,111)	$6,487,761,739
Receivable for Fund shares sold	12,404,980
Total assets	$6,500,166,719

Liabilities
Payable for Fund shares redeemed	$32,287,408
Distributions payable	6,596,403
Payable to affiliates:
Administration fee	556,685
Distribution and service fees	1,330,964
Trustees’ fees	42
Accrued expenses	1,160,366
Total liabilities	$41,931,868
Net Assets	$6,458,234,851

Sources of Net Assets
Paid-in capital	$6,787,391,240
Accumulated net realized loss from Portfolio	(207,073,580)
Accumulated distributions in excess of net investment income	(428,437)
Net unrealized depreciation from Portfolio	(121,654,372)
Total	$6,458,234,851

Advisers Class Shares
Net Assets	$169,636,897
Shares Outstanding	15,503,231
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.94

Class A Shares
Net Assets	$2,101,268,903
Shares Outstanding	191,981,800
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.95
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$11.20

Class B Shares
Net Assets	$24,737,204
Shares Outstanding	2,255,568
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.97

Class C Shares
Net Assets	$1,293,026,491
Shares Outstanding	118,368,285
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.92

Class I Shares
Net Assets	$2,869,565,356
Shares Outstanding	262,219,615
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.94

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income allocated from Portfolio (net of foreign taxes, $9,417)	$408,616,239
Dividends allocated from Portfolio	1,796,859
Expenses, excluding interest expense, allocated from Portfolio	(39,789,893)
Interest expense allocated from Portfolio	(19,851,319)
Total investment income from Portfolio	$350,771,886

Expenses
Administration fee	$7,297,376
Distribution and service fees
Advisers Class	540,741
Class A	6,120,365
Class B	197,027
Class C	10,358,319
Trustees’ fees and expenses	500
Custodian fee	66,120
Transfer and dividend disbursing agent fees	5,528,095
Legal and accounting services	127,897
Printing and postage	755,924
Registration fees	683,315
Miscellaneous	38,160
Total expenses	$31,713,839

Net investment income	$319,058,047

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$11,099,585
Foreign currency and forward foreign currency exchange contract transactions	5,347,872
Net realized gain	$16,447,457
Change in unrealized appreciation (depreciation) —
Investments	$(175,238,070)
Foreign currency and forward foreign currency exchange contracts	14,360,483
Net change in unrealized appreciation (depreciation)	$(160,877,587)

Net realized and unrealized loss	$(144,430,130)

Net increase in net assets from operations	$174,627,917

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$319,058,047	$225,705,503
Net realized gain from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	16,447,457	13,372,878
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(160,877,587)	18,136,581
Net increase in net assets from operations	$174,627,917	$257,214,962
Distributions to shareholders —
From net investment income
Advisers Class	$(9,581,121)	$(5,329,858)
Class A	(108,396,144)	(67,965,678)
Class B	(1,343,491)	(2,033,152)
Class C	(54,287,883)	(41,010,524)
Class I	(150,654,065)	(109,179,698)
Total distributions to shareholders	$(324,262,704)	$(225,518,910)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$97,173,747	$174,432,880
Class A	999,032,216	1,547,123,159
Class B	1,183,748	3,390,086
Class C	291,834,321	677,549,695
Class I	1,722,874,338	2,703,378,028
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	9,324,755	4,615,802
Class A	99,625,183	59,756,677
Class B	1,021,956	1,453,751
Class C	43,236,038	33,205,274
Class I	79,604,254	46,301,923
Cost of shares redeemed
Advisers Class	(145,105,806)	(32,311,870)
Class A	(1,183,210,463)	(364,731,788)
Class B	(6,140,430)	(7,500,982)
Class C	(337,742,228)	(142,700,833)
Class I	(2,060,550,940)	(888,109,014)
Net asset value of shares exchanged
Class A	11,031,776	12,874,452
Class B	(11,031,776)	(12,874,452)
Net increase (decrease) in net assets from Fund share transactions	$(387,839,311)	$3,815,852,788

Net increase (decrease) in net assets	$(537,474,098)	$3,847,548,840

Net Assets
At beginning of year	$6,995,708,949	$3,148,160,109
At end of year	$6,458,234,851	$6,995,708,949

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(428,437)	$2,792,594

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$11.170	$11.060	$10.660	$10.690	$9.910

Income (Loss) From Operations
Net investment income(1)	$0.485	$0.502	$0.572	$0.526	$0.487
Net realized and unrealized gain (loss)	(0.222)	0.123	0.396	0.010 (2)	0.834

Total income from operations	$0.263	$0.625	$0.968	$0.536	$1.321

Less Distributions
From net investment income	$(0.493)	$(0.515)	$(0.568)	$(0.536)	$(0.541)
Tax return of capital	—	—	—	(0.030)	—

Total distributions	$(0.493)	$(0.515)	$(0.568)	$(0.566)	$(0.541)

Redemption fees(1)(3)	$—	$—	$—	$0.000 (4)	$0.000 (4)

Net asset value — End of year	$10.940	$11.170	$11.060	$10.660	$10.690

Total Return(5)	2.38%	5.76%	9.31%	5.07%	13.65%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$169,637	$212,780	$65,258	$53,729	$40,841
Ratios (as a percentage of average daily net assets):(6)
Expenses excluding interest and fees(7)	1.00%	0.96%	1.08%	1.10%	1.18%
Interest and fee expense	0.27%	0.22%	0.34%	0.39%	0.56%
Total expenses(7)	1.27%	1.18%	1.42%	1.49%	1.74%
Net investment income	4.36%	4.49%	5.27%	4.86%	4.69%
Portfolio Turnover of the Portfolio	38%	29%	37%	59%	37%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$11.180	$11.060	$10.660	$10.690	$9.910

Income (Loss) From Operations
Net investment income(1)	$0.485	$0.505	$0.571	$0.527	$0.488
Net realized and unrealized gain (loss)	(0.222)	0.130	0.397	0.009 (2)	0.833

Total income from operations	$0.263	$0.635	$0.968	$0.536	$1.321

Less Distributions
From net investment income	$(0.493)	$(0.515)	$(0.568)	$(0.536)	$(0.541)
Tax return of capital	—	—	—	(0.030)	—

Total distributions	$(0.493)	$(0.515)	$(0.568)	$(0.566)	$(0.541)

Redemption fees(1)(3)	$—	$—	$—	$0.000 (4)	$0.000 (4)

Net asset value — End of year	$10.950	$11.180	$11.060	$10.660	$10.690

Total Return(5)	2.28%	5.85%	9.31%	5.07%	13.64%

Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$2,101,269	$2,224,597	$959,179	$702,127	$556,631
Ratios (as a percentage of average daily net assets):(6)
Expenses excluding interest and fees(7)	1.00%	0.97%	1.08%	1.10%	1.18%
Interest and fee expense	0.27%	0.22%	0.34%	0.39%	0.56%
Total expenses(7)	1.27%	1.19%	1.42%	1.49%	1.74%
Net investment income	4.36%	4.52%	5.26%	4.88%	4.71%
Portfolio Turnover of the Portfolio	38%	29%	37%	59%	37%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$11.200	$11.090	$10.680	$10.710	$9.930

Income (Loss) From Operations
Net investment income(1)	$0.447	$0.483	$0.532	$0.489	$0.452
Net realized and unrealized gain (loss)	(0.222)	0.105	0.410	0.009 (2)	0.834

Total income from operations	$0.225	$0.588	$0.942	$0.498	$1.286

Less Distributions
From net investment income	$(0.455)	$(0.478)	$(0.532)	$(0.500)	$(0.506)
Tax return of capital	—	—	—	(0.028)	—

Total distributions	$(0.455)	$(0.478)	$(0.532)	$(0.528)	$(0.506)

Redemption fees(1)(4)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$10.970	$11.200	$11.090	$10.680	$10.710

Total Return(5)	2.02%	5.40%	9.03%	4.70%	13.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,737	$40,296	$55,277	$84,483	$101,395
Ratios (as a percentage of average daily net assets):(6)
Expenses excluding interest and fees(7)	1.35%	1.33%	1.45%	1.45%	1.53%
Interest and fee expense	0.27%	0.22%	0.34%	0.39%	0.56%
Total expenses(7)	1.62%	1.55%	1.79%	1.84%	2.09%
Net investment income	4.01%	4.31%	4.90%	4.52%	4.36%
Portfolio Turnover of the Portfolio	38%	29%	37%	59%	37%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Rounds to less than $0.001.

(4)	Redemption fees were discontinued as of January 1, 2011.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$11.160	$11.040	$10.640	$10.680	$9.900

Income (Loss) From Operations
Net investment income(1)	$0.429	$0.451	$0.516	$0.472	$0.435
Net realized and unrealized gain (loss)	(0.232)	0.128	0.399	0.004 (2)	0.840

Total income from operations	$0.197	$0.579	$0.915	$0.476	$1.275

Less Distributions
From net investment income	$(0.437)	$(0.459)	$(0.515)	$(0.489)	$(0.495)
Tax return of capital	—	—	—	(0.027)	—

Total distributions	$(0.437)	$(0.459)	$(0.515)	$(0.516)	$(0.495)

Redemption fees(1)(3)	$—	$—	$—	$0.000 (4)	$0.000 (4)

Net asset value — End of year	$10.920	$11.160	$11.040	$10.640	$10.680

Total Return(5)	1.77%	5.33%	8.80%	4.50%	13.16%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,293,026	$1,324,676	$748,843	$629,929	$583,683
Ratios (as a percentage of average daily net assets):(6)
Expenses excluding interest and fees(7)	1.50%	1.47%	1.58%	1.60%	1.68%
Interest and fee expense	0.27%	0.22%	0.34%	0.39%	0.56%
Total expenses(7)	1.77%	1.69%	1.92%	1.99%	2.24%
Net investment income	3.86%	4.05%	4.76%	4.37%	4.21%
Portfolio Turnover of the Portfolio	38%	29%	37%	59%	37%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$11.180	$11.060	$10.660	$10.690	$9.910

Income (Loss) From Operations
Net investment income(1)	$0.513	$0.532	$0.605	$0.554	$0.513
Net realized and unrealized gain (loss)	(0.232)	0.131	0.391	0.008 (2)	0.833

Total income from operations	$0.281	$0.663	$0.996	$0.562	$1.346

Less Distributions
From net investment income	$(0.521)	$(0.543)	$(0.596)	$(0.561)	$(0.566)
Tax return of capital	—	—	—	(0.031)	—

Total distributions	$(0.521)	$(0.543)	$(0.596)	$(0.592)	$(0.566)

Redemption fees(1)(3)	$—	$—	$—	$0.000 (4)	$0.000 (4)

Net asset value — End of year	$10.940	$11.180	$11.060	$10.660	$10.690

Total Return(5)	2.54%	6.11%	9.59%	5.33%	13.91%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,869,565	$3,193,359	$1,319,604	$173,792	$62,755
Ratios (as a percentage of average daily net assets):(6)
Expenses excluding interest and fees(7)	0.75%	0.72%	0.77%	0.85%	0.93%
Interest and fee expense	0.27%	0.22%	0.34%	0.39%	0.56%
Total expenses(7)	1.02%	0.94%	1.11%	1.24%	1.49%
Net investment income	4.61%	4.76%	5.54%	5.12%	4.94%
Portfolio Turnover of the Portfolio	38%	29%	37%	59%	37%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.8% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

15

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$324,262,704	$225,518,910

During the year ended October 31, 2014, accumulated net realized loss was increased by $42,337,851, accumulated distributions in excess of net investment income was decreased by $1,983,626 and paid-in capital was increased by $40,354,225 due to differences between book and tax accounting, primarily for partnership allocations, mixed straddles and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$6,133,756
Capital loss carryforward and deferred capital losses	$(211,161,433)
Net unrealized depreciation	$(117,532,309)
Other temporary differences	$(6,596,403)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, mixed straddle amounts and the timing of recognizing distributions to shareholders.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $184,844,084 and deferred capital losses of $26,317,349 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($105,439,696), October 31, 2017 ($50,458,629), October 31, 2018 ($28,308,325) and October 31, 2019 ($637,434) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2014, $26,317,349 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2014, the administration fee amounted to $7,297,376. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $358,796 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $138,424 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $540,741 for Advisers Class shares and $6,120,365 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $131,351 and $8,286,655 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $65,676 and $2,071,664 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $306,000, $14,000 and $286,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $823,053,625 and $1,547,020,219, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2014	2013

Sales	8,711,247	15,623,634
Issued to shareholders electing to receive payments of distributions in Fund shares	838,363	413,592
Redemptions	(13,088,521)	(2,894,741)

Net increase (decrease)	(3,538,911)	13,142,485

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2014	2013

Sales	89,452,187	138,486,324
Issued to shareholders electing to receive payments of distributions in Fund shares	8,952,878	5,352,145
Redemptions	(106,440,200)	(32,652,683)
Exchange from Class B shares	990,941	1,152,207

Net increase (decrease)	(7,044,194)	112,337,993

	Year Ended October 31,
Class B	2014	2013

Sales	105,875	302,791
Issued to shareholders electing to receive payments of distributions in Fund shares	91,608	129,963
Redemptions	(550,900)	(671,322)
Exchange to Class A shares	(988,308)	(1,149,186)

Net decrease	(1,341,725)	(1,387,754)

	Year Ended October 31,
Class C	2014	2013

Sales	26,193,965	60,760,465
Issued to shareholders electing to receive payments of distributions in Fund shares	3,893,946	2,979,952
Redemptions	(30,458,093)	(12,807,399)

Net increase (decrease)	(370,182)	50,933,018

	Year Ended October 31,
Class I	2014	2013

Sales	154,604,879	241,931,401
Issued to shareholders electing to receive payments of distributions in Fund shares	7,157,220	4,146,176
Redemptions	(185,269,439)	(79,616,356)

Net increase (decrease)	(23,507,340)	166,461,221

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Advantage Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments

Senior Floating-Rate Interests — 120.0%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.0%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	8,534	$8,430,622
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	5,002	5,005,421
Ducommun Incorporated
Term Loan, 4.75%, Maturing June 28, 2017	756	755,625
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)	944	943,758
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)	1,303	1,042,084
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	40,830	40,026,170
Standard Aero Limited
Term Loan, 5.00%, Maturing November 2, 2018	2,268	2,269,124
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	58,039	57,204,840
Term Loan, 3.75%, Maturing June 4, 2021	16,160	15,933,946

		$131,611,590

Automotive — 4.8%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	11,175	$11,133,018
Allison Transmission, Inc.
Term Loan, 3.75%, Maturing August 23, 2019	39,317	39,071,377
Chrysler Group LLC
Term Loan, 3.50%, Maturing May 24, 2017	29,212	29,090,032
Term Loan, 3.25%, Maturing December 31, 2018	39,392	39,084,270
CS Intermediate Holdco 2 LLC
Term Loan, 4.00%, Maturing April 4, 2021	6,683	6,624,772
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	9,477	9,483,298
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	39,002	38,812,660
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	39,075	39,221,531
INA Beteiligungsgesellschaft GmbH
Term Loan, Maturing May 15, 2020(2)	9,325	9,231,750
MPG Holdco I Inc.
Term Loan, 4.50%, Maturing October 20, 2021	25,025	25,001,552
Remy International, Inc.
Term Loan, 4.25%, Maturing March 5, 2020	6,895	6,851,440

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
TI Group Automotive Systems, LLC
Term Loan, 4.25%, Maturing July 2, 2021	8,354	$8,291,407
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	15,298	15,131,785
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017	24,755	24,673,891
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	9,022	8,932,151

		$310,634,934

Beverage and Tobacco — 0.1%
Flavors Holdings Inc.
Term Loan, 6.75%, Maturing April 3, 2020	7,425	$7,183,688
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	2,000	1,930,000

		$9,113,688

Brokerage / Securities Dealers / Investment Houses — 0.1%
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019	4,199	$4,188,495

		$4,188,495

Building and Development — 1.6%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	11,791	$11,541,744
Capital Automotive L.P.
Term Loan, 4.00%, Maturing April 10, 2019	3,536	3,522,297
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020	5,519	5,491,654
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	14,750	14,606,453
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	11,443	11,295,899
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	13,992	13,869,757
Term Loan - Second Lien, 7.00%, Maturing March 26, 2021	2,500	2,521,875
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	12,777	12,597,565
Realogy Corporation
Term Loan, 2.20%, Maturing October 10, 2016	140	136,776
Term Loan, 3.75%, Maturing March 5, 2020	25,305	25,070,449
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	4,530	4,537,527

21	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		2,451	$2,459,499

			$107,651,495

Business Equipment and Services — 11.3%
Acosta Holdco, Inc.
Term Loan, 5.00%, Maturing September 26, 2021		31,900	$31,933,112
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		12,747	11,472,608
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021		4,303	4,283,653
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		11,604	11,278,038
Brickman Group Ltd. LLC
Term Loan, 4.00%, Maturing December 18, 2020		14,072	13,837,106
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		2,733	2,690,529
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		13,194	12,998,644
Ceridian LLC
Term Loan, 4.12%, Maturing May 9, 2017		5,429	5,430,790
Term Loan, 4.50%, Maturing September 15, 2020		5,662	5,623,515
ClientLogic Corporation
Term Loan, 7.48%, Maturing January 30, 2017		3,293	3,194,059
Term Loan, 7.76%, Maturing January 30, 2017	GBP	3,341	5,023,272
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		9,900	9,906,190
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017		1,862	1,860,055
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		18,734	18,320,218
Education Management LLC
Revolving Loan, 4.16%, Maturing June 1, 2015(4)		7,500	4,125,000
Term Loan, 5.25%, Maturing June 1, 2016(14)		11,453	5,210,938
Term Loan, 9.25%, Maturing March 29, 2018(14)		14,109	6,419,764
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		43,103	43,103,192
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		23,910	23,735,572
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		11,165	11,145,069
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 10, 2020		7,365	7,382,911

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Garda World Security Corporation
Term Loan, 3.98%, Maturing November 6, 2020	CAD	5,890	$5,115,414
Term Loan, 4.00%, Maturing November 6, 2020		2,756	2,696,951
Term Loan, 4.00%, Maturing November 6, 2020		10,772	10,542,628
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 4.75%, Maturing February 7, 2020	EUR	985	1,236,667
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		11,088	11,060,269
IG Investment Holdings, LLC
Term Loan, 5.25%, Maturing October 31, 2019		10,419	10,414,336
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		22,398	22,132,383
Term Loan, 3.75%, Maturing March 17, 2021	EUR	16,176	20,210,752
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		13,335	13,318,572
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing June 10, 2021	EUR	12,494	15,589,926
Term Loan - Second Lien, 7.25%, Maturing May 15, 2022		8,050	7,949,375
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		17,655	17,505,852
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		40,851	40,728,230
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		13,354	13,732,367
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		3,858	3,853,853
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019		17,743	16,056,962
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		17,178	17,140,371
National CineMedia, LLC
Term Loan, 2.91%, Maturing November 26, 2019		4,425	4,279,342
Nuance Communications, Inc.
Term Loan, 2.91%, Maturing August 7, 2019		4,938	4,857,266
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020		5,350	5,336,625
Quintiles Transnational Corporation
Term Loan, 3.75%, Maturing June 8, 2018		52,879	52,482,252
RCS Capital Corporation
Term Loan, 6.50%, Maturing April 29, 2019		10,838	10,749,755
Term Loan - Second Lien, 10.50%, Maturing April 29, 2021		1,750	1,750,000
Sensus USA Inc.
Term Loan, 4.50%, Maturing May 9, 2017		3,861	3,764,811

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021	23,600	$23,417,879
SunGard Data Systems, Inc.
Term Loan, 3.91%, Maturing February 28, 2017	6,285	6,267,604
Term Loan, 4.00%, Maturing March 8, 2020	41,512	41,382,769
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	5,739	5,768,144
TransUnion, LLC
Term Loan, 4.00%, Maturing April 9, 2021	44,079	43,499,970
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 6.00%, Maturing September 2, 2021	11,300	11,281,637
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017	342	339,126
Term Loan, 6.00%, Maturing July 28, 2017	2,232	2,215,059
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.50%, Maturing February 21, 2019	4,265	4,222,424
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018	22,064	21,771,370
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing September 30, 2021	20,050	20,225,437

		$731,870,613

Cable and Satellite Television — 4.0%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019	2,104	$2,079,716
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019	21,067	20,872,870
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020	15,430	15,214,320
Term Loan, 3.00%, Maturing January 3, 2021	15,935	15,712,987
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018	5,323	5,295,184
CSC Holdings, Inc.
Term Loan, 2.65%, Maturing April 17, 2020	6,091	5,971,477
ION Media Networks, Inc.
Term Loan, 5.00%, Maturing December 18, 2020	14,788	14,866,820
MCC Iowa LLC
Term Loan, 3.25%, Maturing January 29, 2021	6,913	6,780,008
Mediacom Illinois, LLC
Term Loan, 3.12%, Maturing October 23, 2017	2,803	2,787,320
Term Loan, 3.75%, Maturing June 30, 2021	4,850	4,794,429
Numericable U.S. LLC
Term Loan, 4.50%, Maturing May 21, 2020	5,230	5,248,076
Term Loan, 4.50%, Maturing May 21, 2020	6,045	6,066,184

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Sterling Entertainment Enterprises, LLC
Term Loan, 3.16%, Maturing December 28, 2017		10,878	$10,486,392
UPC Financing Partnership
Term Loan, 3.25%, Maturing June 30, 2021		26,709	26,155,267
Virgin Media Bristol LLC
Term Loan, 3.50%, Maturing June 7, 2020		57,475	56,792,484
Virgin Media Investment Holdings Limited
Term Loan, 4.25%, Maturing June 30, 2023	GBP	4,450	7,079,180
Ziggo B.V.
Term Loan, 2.75%, Maturing January 15, 2022(4)		470	458,096
Term Loan, 2.75%, Maturing January 15, 2022(4)		9,612	9,375,707
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	345	426,662
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	4,991	6,172,382
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	7,061	8,732,356
Term Loan, 3.25%, Maturing January 15, 2022		5,375	5,242,659
Term Loan, 3.25%, Maturing January 15, 2022		9,069	8,846,351
Term Loan, 3.50%, Maturing January 15, 2022	EUR	336	415,532
Term Loan, 3.50%, Maturing January 15, 2022	EUR	3,945	4,878,173
Term Loan, 3.50%, Maturing January 15, 2022	EUR	6,323	7,819,052

			$258,569,684

Chemicals and Plastics — 5.7%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		10,141	$10,103,304
Term Loan, 4.75%, Maturing October 4, 2019	EUR	2,740	3,424,939
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		5,262	5,242,118
Arysta LifeScience SPC, LLC
Term Loan, 4.50%, Maturing May 29, 2020		20,145	20,122,935
Axalta Coating Systems US Holdings Inc.
Term Loan, 3.75%, Maturing February 1, 2020		32,493	32,025,580
Term Loan, 4.00%, Maturing February 1, 2020	EUR	3,950	4,974,693
AZ Chem US Inc.
Term Loan, 4.50%, Maturing June 12, 2021		6,751	6,752,021
Colouroz Investment 1, GmbH
Term Loan, Maturing September 7, 2021(2)		1,553	1,522,305
Term Loan, Maturing September 7, 2021(2)		9,397	9,208,695
ECO Services Operations LLC
Term Loan, Maturing October 8, 2021(2)		3,800	3,792,875
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		4,950	4,881,937
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		5,325	5,254,002
Gemini HDPE LLC
Term Loan, 4.75%, Maturing August 7, 2021		4,339	4,321,054

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Huntsman International, LLC
Term Loan, 3.75%, Maturing August 12, 2021		16,075	$15,944,198
Ineos Finance PLC
Term Loan, 4.00%, Maturing May 4, 2018	EUR	7,746	9,725,224
Ineos US Finance LLC
Term Loan, 3.75%, Maturing May 4, 2018		49,817	49,180,164
Kronos Worldwide Inc.
Term Loan, 4.75%, Maturing February 18, 2020		5,050	5,049,625
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 7, 2020		21,369	20,934,990
Minerals Technologies Inc.
Term Loan, 4.00%, Maturing May 9, 2021		20,152	20,049,065
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		241	242,194
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018		7,135	7,063,940
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		5,375	5,395,156
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		6,881	6,725,689
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		2,000	1,945,600
OXEA Finance S.a.r.l.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	1,980	2,439,676
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		4,813	4,759,180
Term Loan, 5.52%, Maturing June 8, 2020	CAD	7,189	6,346,881
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		11,583	11,482,115
Solenis International, LP
Term Loan, 4.25%, Maturing July 31, 2021		2,925	2,871,984
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		1,368	1,372,431
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020		9,850	9,634,591
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.00%, Maturing March 19, 2020		38,386	38,055,425
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		36,002	35,821,806
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 7, 2020		2,504	2,476,227

			$369,142,619

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.5%
Bestway UK Holdco Limited
Term Loan, 5.31%, Maturing September 30, 2021	GBP	2,000	$3,216,732
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		11,139	10,610,243
Spectrum Brands Europe GmbH
Term Loan, 3.75%, Maturing September 4, 2019	EUR	9,454	11,873,886
Spectrum Brands, Inc.
Term Loan, 5.05%, Maturing December 17, 2019	CAD	6,603	5,828,943

			$31,529,804

Containers and Glass Products — 1.3%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		29,686	$29,119,705
Term Loan, 3.75%, Maturing January 6, 2021		29,523	29,077,040
Libbey Glass Inc.
Term Loan, 3.75%, Maturing April 9, 2021		4,190	4,144,987
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		6,329	6,296,880
Reynolds Group Holdings Inc.
Term Loan, 4.00%, Maturing December 1, 2018		16,040	15,974,026
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		3,238	3,204,399

			$87,817,037

Cosmetics / Toiletries — 0.7%
Prestige Brands, Inc.
Term Loan, 4.13%, Maturing January 31, 2019		574	$573,965
Term Loan, 4.50%, Maturing September 3, 2021		6,175	6,196,872
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		19,230	19,029,372
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		18,943	17,048,255

			$42,848,464

Drugs — 2.0%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		6,988	$6,893,092
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017		8,880	8,924,474
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing February 28, 2021		3,806	3,767,816
Ikaria, Inc.
Term Loan, 5.00%, Maturing February 12, 2021		7,978	7,996,389
Term Loan - Second Lien, 8.75%, Maturing February 14, 2022		3,250	3,279,793

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019	25,899	$25,494,505
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing February 13, 2019	15,995	15,884,164
Term Loan, 3.50%, Maturing December 11, 2019	19,179	19,031,783
Term Loan, 3.50%, Maturing August 5, 2020	27,304	27,133,833
VWR Funding, Inc.
Term Loan, 3.40%, Maturing April 3, 2017	14,075	13,963,399

		$132,369,248

Ecological Services and Equipment — 0.7%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	35,273	$34,558,578
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	8,928	9,002,019

		$43,560,597

Electronics / Electrical — 11.4%
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	4,096	$4,019,047
Answers Corporation
Term Loan, 6.25%, Maturing September 23, 2021	10,475	10,160,750
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	26,369	26,402,389
Term Loan - Second Lien, 11.00%, Maturing November 22, 2018	14,746	14,976,210
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021	64,040	63,925,125
Blue Coat Systems, Inc.
Term Loan, 4.00%, Maturing May 31, 2019	13,344	13,121,855
Term Loan - Second Lien, 9.50%, Maturing June 28, 2020	17,150	17,192,875
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021	7,487	7,412,501
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021	3,375	3,377,811
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing February 28, 2018	795	795,360
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	16,077	15,323,056
Dealertrack Technologies, Inc.
Term Loan, 3.50%, Maturing February 28, 2021	4,937	4,876,376
Dell Inc.
Term Loan, 4.50%, Maturing April 29, 2020	88,563	88,809,328

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Eagle Parent, Inc.
Term Loan, 4.00%, Maturing May 16, 2018		13,728	$13,650,742
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021		4,834	4,688,645
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020		9,343	9,360,229
Eze Castle Software Inc.
Term Loan, 4.00%, Maturing April 6, 2020		6,013	5,926,106
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020		7,654	7,692,019
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020		5,661	5,592,684
Term Loan, 5.00%, Maturing January 15, 2021		4,946	4,948,341
Go Daddy Operating Company, LLC
Term Loan, 4.75%, Maturing May 13, 2021		43,754	43,626,236
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021		13,398	13,398,087
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020		3,160	3,111,468
Term Loan, 3.75%, Maturing June 3, 2020		58,641	57,834,195
Term Loan, 4.00%, Maturing June 3, 2020	EUR	3,859	4,812,271
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021		5,337	5,336,625
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018		36,352	36,438,324
MH Sub I, LLC
Term Loan, 4.00%, Maturing July 8, 2021		550	548,789
Term Loan, 5.00%, Maturing July 8, 2021		7,881	7,862,395
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020		6,984	6,893,355
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020		14,167	14,048,985
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020		4,300	4,246,250
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021		7,313	7,203,551
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022		2,450	2,401,000
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018		7,475	7,470,648
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019		3,000	3,020,625
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018		54,013	52,514,154
SGMS Escrow Corp.
Term Loan, 6.00%, Maturing October 1, 2021		8,125	7,968,846

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Shield Finance Co. S.a.r.l.
Term Loan, 5.25%, Maturing January 27, 2021	EUR	4,478	$5,646,048
Term Loan, 5.00%, Maturing January 29, 2021		6,940	6,940,125
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018		7,212	7,293,514
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021		22,120	21,859,193
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018		9,098	9,052,797
Sophia, L.P.
Term Loan, 4.00%, Maturing July 19, 2018		7,831	7,775,536
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 22, 2019		8,928	8,816,030
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019		7,878	7,884,987
Sybil Software LLC
Term Loan, 4.75%, Maturing March 20, 2020		12,139	12,113,465
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021		7,403	7,354,533
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019		26,446	26,330,289
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021		14,598	14,525,205
Websense, Inc.
Term Loan, 4.50%, Maturing June 25, 2020		7,163	7,086,689

			$743,665,664

Equipment Leasing — 0.6%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021		25,525	$25,432,472
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017		16,500	16,469,062

			$41,901,534

Financial Intermediaries — 4.5%
American Capital, Ltd.
Term Loan, 3.50%, Maturing August 22, 2017		9,244	$9,174,794
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 26, 2020		6,355	6,301,004
Term Loan - Second Lien, 10.25%, Maturing December 11, 2020		1,500	1,485,000
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018		22,015	21,877,593
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020		16,119	15,725,247

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
First Data Corporation
Term Loan, 3.65%, Maturing March 24, 2017	7,000	$6,956,250
Term Loan, 3.65%, Maturing March 23, 2018	18,280	18,135,739
Term Loan, 3.65%, Maturing September 24, 2018	24,150	23,961,340
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	25,135	24,632,361
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	19,761	19,662,479
Hamilton Lane Advisors, LLC
Term Loan, 4.00%, Maturing February 28, 2018	3,515	3,471,386
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	5,863	5,745,406
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	8,739	8,239,483
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	7,164	7,078,465
Medley LLC
Term Loan, 6.50%, Maturing June 15, 2019	4,685	4,661,801
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	5,263	5,253,071
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020	3,175	2,976,329
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	1,741	1,728,147
Term Loan, 6.25%, Maturing September 4, 2018	9,884	9,809,805
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	16,031	15,489,833
Oz Management LP
Term Loan, 1.65%, Maturing November 15, 2016	10,802	10,357,594
Sesac Holdco II, LLC
Term Loan, 5.00%, Maturing February 8, 2019	6,333	6,313,035
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	16,066	15,724,179
Transfirst Holdings, Inc.
Term Loan, 4.25%, Maturing December 27, 2017	6,887	6,864,755
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	6,302	6,270,863
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020	36,580	34,659,900

		$292,555,859

Food Products — 5.4%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	33,847	$33,719,855

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
American Seafoods Group LLC
Term Loan, 4.50%, Maturing March 18, 2018		1,420	$1,355,955
Big Heart Pet Brands
Term Loan, 3.50%, Maturing March 8, 2020		26,007	25,073,397
Blue Buffalo Company, Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		9,961	9,905,013
Charger OpCo B.V.
Term Loan, 3.50%, Maturing June 30, 2021	EUR	7,025	8,743,587
Term Loan, 3.50%, Maturing July 23, 2021		21,150	20,885,625
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019		3,604	3,607,378
CSM Bakery Solutions LLC
Term Loan, 5.00%, Maturing July 3, 2020		1,771	1,758,080
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		22,187	20,883,831
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018		11,935	11,845,301
Dole Food Company Inc.
Term Loan, 4.50%, Maturing November 1, 2018		43,877	43,785,762
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020		51,936	51,676,434
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		8,781	8,682,090
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		15,840	15,651,713
Term Loan, 3.75%, Maturing September 18, 2020		13,786	13,660,644
Meldrew Participations B.V.
Term Loan, 5.00%, Maturing October 31, 2019	EUR	6,383	7,438,752
Term Loan, 4.50%, (1.50% Cash, 3.00% PIK), Maturing October 31, 2023	EUR	3,989	4,557,571
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		49,959	49,010,195
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		5,940	5,836,050
Term Loan, 3.25%, Maturing April 29, 2020		12,434	12,218,582
Regentrealm Limited
Term Loan, 5.00%, Maturing July 29, 2020	GBP	2,775	4,440,709

			$354,736,524

Food Service — 3.5%
Aramark Services, Inc.
Term Loan, 3.66%, Maturing July 26, 2016		441	$438,328
Term Loan, 3.66%, Maturing July 26, 2016		918	912,133
ARG IH Corporation
Term Loan, 4.75%, Maturing November 15, 2020		2,481	2,478,536

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
Buffets, Inc.
Term Loan, 0.11%, Maturing April 22, 2015(3)		265	$212,360
Burger King Corporation
Term Loan, 3.75%, Maturing September 28, 2019		10,976	10,972,521
Term Loan - Second Lien, Maturing September 4, 2015(2)		10,140	10,138,986
CEC Entertainment Concepts, L.P.
Term Loan, 4.25%, Maturing February 14, 2021		10,124	9,811,968
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		4,555	4,520,670
Darling International Inc.
Term Loan, 3.50%, Maturing January 6, 2021	EUR	9,502	11,883,930
Dunkin’ Brands, Inc.
Term Loan, 3.25%, Maturing February 7, 2021		42,969	42,228,217
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		17,860	17,832,412
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018		13,623	13,043,941
P.F. Chang’s China Bistro Inc.
Term Loan, 4.25%, Maturing July 2, 2019		6,785	6,559,929
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		1,827	1,802,517
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019		57,947	57,862,710
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		44,930	34,900,928

			$225,600,086

Food / Drug Retailers — 3.0%
Albertson’s Holdings LLC
Term Loan, 4.00%, Maturing August 25, 2019		21,325	$21,309,454
Term Loan, 4.50%, Maturing August 25, 2021		8,525	8,536,244
Albertson’s, LLC
Term Loan, 4.75%, Maturing March 21, 2019		26,764	26,730,889
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019		33,004	32,281,925
New Albertson’s, Inc.
Term Loan, 4.75%, Maturing June 27, 2021		10,350	10,246,500
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019		1,691	1,696,839
Rite Aid Corporation
Term Loan, 3.50%, Maturing February 21, 2020		41,240	40,913,345
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		25,291	25,469,734

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)
Supervalu Inc.
Term Loan, 4.50%, Maturing March 21, 2019		29,982	$29,618,594

			$196,803,524

Forest Products — 0.1%
SIG Euro Holdings AG & Co. KG
Term Loan, 4.25%, Maturing December 2, 2018	EUR	2,702	$3,393,732

			$3,393,732

Health Care — 12.6%
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021		10,250	$10,202,932
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		23,107	23,052,407
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019		17,394	17,187,024
Amneal Pharmaceuticals LLC
Term Loan, 4.75%, Maturing November 1, 2019		9,162	9,153,905
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		23,436	23,523,798
ATI Holdings, Inc.
Term Loan, 5.00%, Maturing December 20, 2019		6,293	6,301,002
Biomet Inc.
Term Loan, 3.65%, Maturing July 25, 2017		40,867	40,790,302
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020		3,003	3,020,508
Term Loan, 6.50%, Maturing July 31, 2020		5,005	5,034,180
BSN Medical Inc.
Term Loan, 4.00%, Maturing August 28, 2019		4,664	4,655,084
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020		1,611	1,603,033
CHG Healthcare Services Inc.
Term Loan, 4.25%, Maturing November 19, 2019		14,565	14,505,768
Community Health Systems, Inc.
Term Loan, 4.25%, Maturing January 27, 2021		47,118	47,220,933
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016		3,300	3,281,105
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021		9,625	9,528,750
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021		22,693	22,508,743
DJO Finance LLC
Term Loan, 4.25%, Maturing September 15, 2017		18,373	18,320,884

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Drumm Investors LLC
Term Loan, 6.75%, Maturing May 4, 2018		5,825	$5,881,162
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		41,971	41,728,334
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020		4,891	4,866,903
Term Loan, 4.75%, Maturing August 30, 2020	EUR	700	881,185
Term Loan, 4.75%, Maturing August 30, 2020	EUR	2,300	2,897,063
Term Loan, 4.25%, Maturing August 31, 2020		16,249	16,167,279
Generale De Sante
Term Loan, 3.51%, Maturing July 29, 2020	EUR	3,000	3,768,067
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019		21,091	21,156,533
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.15%, Maturing February 27, 2021		44,814	44,288,986
HCA, Inc.
Term Loan, 2.98%, Maturing May 1, 2018		18,681	18,615,046
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018		21,313	21,333,260
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018		12,851	12,778,497
Term Loan, 7.75%, Maturing May 15, 2018		10,527	10,430,437
JLL/Delta Dutch Newco B.V.
Term Loan, 4.25%, Maturing March 11, 2021		15,362	14,966,494
Term Loan, 4.50%, Maturing March 11, 2021	EUR	1,446	1,807,087
Kindred Healthcare, Inc.
Term Loan, 4.00%, Maturing April 9, 2021		15,661	15,523,718
Kinetic Concepts, Inc.
Term Loan, 4.00%, Maturing May 4, 2018		33,504	33,315,930
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018		8,091	7,787,753
Mallinckrodt International Finance S.A.
Term Loan, 3.50%, Maturing March 19, 2021		9,889	9,810,450
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019		1,783	1,771,915
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing April 16, 2021		21,721	21,761,289
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		7,302	7,246,975
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		5,309	5,255,419
National Mentor Holdings, Inc.
Term Loan, 4.75%, Maturing January 31, 2021		5,418	5,383,889
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019		25,452	25,516,055

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	18,396	$18,378,543
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	30,270	29,958,227
Pharmaceutical Product Development LLC
Term Loan, 4.00%, Maturing December 5, 2018	41,958	41,711,708
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	16,781	16,612,695
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	14,039	13,898,210
RegionalCare Hospital Partners, Inc.
Term Loan, 6.00%, Maturing April 19, 2019	4,464	4,472,182
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	7,274	7,253,028
Salix Pharmaceuticals, Ltd.
Term Loan, 4.25%, Maturing January 2, 2020	13,355	13,365,425
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018	8,825	8,758,813
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 12, 2020	11,252	11,174,970
TriZetto Corporation
Term Loan, 4.75%, Maturing May 2, 2018	15,768	15,777,717
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019	10,863	10,632,044
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019	14,438	14,356,968

		$821,180,614

Home Furnishings — 0.8%
Interline Brands, Inc.
Term Loan, 4.00%, Maturing March 17, 2021	2,463	$2,410,806
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	34,564	34,299,678
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020	17,402	17,195,709

		$53,906,193

Industrial Equipment — 3.7%
Alliance Laundry Systems LLC
Term Loan, 4.25%, Maturing December 10, 2018	7,304	$7,243,441
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	45,450	43,177,765
Delachaux S.A.
Term Loan, Maturing September 25, 2021(2)	5,350	5,370,063

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		11,571	$11,595,102
Filtration Group Corporation
Term Loan, 4.50%, Maturing November 21, 2020		2,605	2,598,799
Term Loan - Second Lien, 8.25%, Maturing November 21, 2021		4,200	4,198,690
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		14,449	14,254,134
Term Loan, 4.75%, Maturing July 30, 2020	EUR	3,292	4,128,741
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		24,888	24,503,479
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		6,750	6,615,000
Manitowoc Company, Inc. (The)
Term Loan, 3.25%, Maturing January 3, 2021		2,129	2,087,274
Milacron LLC
Term Loan, 4.00%, Maturing March 30, 2020		16,280	15,873,125
NN, Inc.
Term Loan, 6.00%, Maturing August 27, 2021		6,425	6,404,922
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019		10,627	10,620,493
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020		34,855	34,397,739
Signode Industrial Group US Inc.
Term Loan, 4.00%, Maturing May 1, 2021		11,493	11,305,838
Spansion LLC
Term Loan, 3.75%, Maturing December 19, 2019		9,622	9,469,470
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 21, 2021		3,085	3,081,126
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019		13,808	13,648,563
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		4,386	4,353,359
Virtuoso US LLC
Term Loan, 4.75%, Maturing February 11, 2021		4,378	4,343,799

			$239,270,922

Insurance — 4.1%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019		17,401	$17,161,621
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019		31,564	31,557,154
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021		4,565	4,525,378

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Asurion LLC
Term Loan, 5.00%, Maturing May 24, 2019	91,676	$91,811,766
Term Loan, 4.25%, Maturing July 8, 2020	4,354	4,299,341
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	10,675	10,871,826
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020	10,433	9,441,842
CNO Financial Group, Inc.
Term Loan, 3.75%, Maturing September 20, 2018	20,924	20,779,795
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	10,966	10,746,380
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020	6,266	6,279,619
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020	28,879	28,510,920
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	32,553	32,227,185

		$268,212,827

Leisure Goods / Activities / Movies — 3.6%
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	23,865	$23,554,423
Bally Technologies, Inc.
Term Loan, 4.25%, Maturing November 25, 2020	11,522	11,493,478
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	20,906	20,582,328
ClubCorp Club Operations, Inc.
Term Loan, 4.50%, Maturing July 24, 2020	9,939	9,868,166
Dave & Buster’s, Inc.
Term Loan, 4.50%, Maturing July 25, 2020	224	223,476
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	8,190	8,189,745
Equinox Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2020	12,454	12,344,584
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	2,677	2,664,543
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	6,624	6,562,162
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	12,842	12,689,639
Merlin Entertainment Group Luxembourg 2 S.a.r.l.
Term Loan, 3.41%, Maturing June 28, 2019	7,421	7,397,238
Nord Anglia Education Finance LLC
Term Loan, 4.50%, Maturing March 31, 2021	8,928	8,849,508

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019		8,871	$8,751,876
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020		21,989	21,098,727
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 31, 2018(3)		882	61,732
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020		18,252	17,978,411
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019		2,980	2,974,362
Town Sports International Inc.
Term Loan, 4.50%, Maturing November 16, 2020		11,538	9,614,840
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020		8,135	7,993,000
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020		7,200	7,164,000
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020		19,206	18,633,815
Zuffa LLC
Term Loan, 3.75%, Maturing February 25, 2020		14,337	14,008,135

			$232,698,188

Lodging and Casinos — 3.8%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017		2,376	$2,376,676
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021		26,475	26,309,531
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022		7,150	7,227,456
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		3,909	3,881,382
Caesars Entertainment Operating Company
Term Loan, 6.99%, Maturing March 1, 2017		13,723	12,329,630
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		7,229	7,196,125
Four Seasons Holdings Inc.
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020		1,842	1,855,815
Gala Group Ltd.
Term Loan, 5.50%, Maturing May 28, 2018	GBP	25,725	41,059,045
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		1,295	1,307,355
Term Loan, 5.50%, Maturing November 21, 2019		3,022	3,050,495
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		55,541	55,072,192

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
La Quinta Intermediate Holdings LLC
Term Loan, 4.00%, Maturing April 14, 2021	6,675	$6,629,106
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	32,093	31,756,666
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	6,244	6,183,263
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 6, 2019	3,064	3,025,725
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	33,745	33,655,373
Tropicana Entertainment Inc.
Term Loan, 4.00%, Maturing November 27, 2020	1,997	1,962,335

		$244,878,170

Nonferrous Metals / Minerals — 2.0%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	18,572	$16,188,763
Arch Coal Inc.
Term Loan, 6.25%, Maturing May 16, 2018	31,175	27,690,039
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	17,313	17,281,009
Murray Energy Corporation
Term Loan, 5.25%, Maturing December 5, 2019	15,049	14,936,505
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	6,178	6,027,693
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	16,801	16,666,461
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	3,633	3,587,402
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	6,400	6,272,000
United Central Industrial Supply Company, L.L.C.
Term Loan, 7.50%, Maturing October 9, 2018	3,990	3,995,306
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	1,250	1,237,500
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	19,269	16,715,573

		$130,598,251

Oil and Gas — 4.8%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	27,342	$27,248,471
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020	10,375	10,426,875

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	20,147	$20,134,611
Citgo Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	9,450	9,463,778
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	5,981	5,983,920
Drillships Ocean Ventures Inc.
Term Loan, 5.50%, Maturing July 25, 2021	10,175	9,792,956
Energy Transfer Equity, L.P.
Term Loan, 3.25%, Maturing December 2, 2019	18,325	18,078,767
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	9,237	9,054,302
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	6,050	5,847,325
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	10,124	9,839,384
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	38,542	37,953,960
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	4,110	4,089,443
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	8,225	7,690,375
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	7,680	7,661,206
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	16,275	15,135,750
Seadrill Partners Finco LLC
Term Loan, 4.00%, Maturing February 21, 2021	39,920	37,888,603
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 16, 2020	346	332,897
Term Loan, 4.25%, Maturing December 16, 2020	927	892,615
Term Loan, 4.25%, Maturing December 16, 2020	6,667	6,416,739
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	1,354	1,312,700
Term Loan, 4.25%, Maturing October 1, 2019	2,217	2,149,129
Term Loan, 4.25%, Maturing October 1, 2019	16,731	16,218,836
Tallgrass Operations, LLC
Term Loan, 3.75%, Maturing November 13, 2017	6,174	6,152,299
Term Loan, 4.25%, Maturing November 13, 2018	13,363	13,334,691
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	28,750	27,965,339

		$311,064,971

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing — 3.2%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019		5,491	$5,499,381
Ascend Learning, LLC
Term Loan, 6.00%, Maturing July 31, 2019		12,927	13,000,029
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019		62,776	59,264,778
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021		16,334	16,354,480
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018		50,581	48,936,694
McGraw-Hill Global Education Holdings, LLC
Term Loan, 5.75%, Maturing March 22, 2019		4,194	4,207,947
Media General, Inc.
Term Loan, 4.25%, Maturing July 31, 2020		10,067	10,023,393
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018		5,097	5,119,725
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020		3,010	2,970,370
Nelson Education Ltd.
Term Loan, 6.75%, Maturing July 3, 2014(16)		1,338	1,106,834
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 3, 2019		5,396	5,402,244
ProQuest LLC
Term Loan, Maturing October 24, 2021(2)		5,400	5,401,123
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020		12,826	12,849,811
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 16, 2021	EUR	1,980	2,480,619
Term Loan, 4.75%, Maturing August 16, 2021		7,405	7,361,984
Trader Media Corporation Limited
Term Loan, 4.75%, Maturing June 8, 2017	GBP	5,625	8,960,820

			$208,940,232

Radio and Television — 2.8%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020		4,200	$4,189,500
Block Communications, Inc.
Term Loan, Maturing October 21, 2021(2)		2,150	2,151,344
Clear Channel Communications, Inc.
Term Loan, 3.80%, Maturing January 29, 2016		67	66,969
Term Loan, 6.90%, Maturing January 30, 2019		17,994	17,044,985
Term Loan, 7.65%, Maturing July 30, 2019		2,571	2,491,360
Cumulus Media Holdings Inc.
Term Loan, 4.25%, Maturing December 23, 2020		41,345	40,812,644

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018		4,627	$4,627,067
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 29, 2020		15,028	14,652,300
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021		2,843	2,817,408
Hubbard Radio, LLC
Term Loan, 4.50%, Maturing April 29, 2019		1,834	1,826,965
LIN Television Corporation
Term Loan, 4.00%, Maturing December 21, 2018		7,296	7,268,166
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		6,436	6,347,142
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		7,298	7,197,759
Radio One, Inc.
Term Loan, 7.50%, Maturing March 31, 2016		3,822	3,850,236
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		2,474	2,454,949
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing April 9, 2020		4,393	4,286,576
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017		9,246	9,138,025
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		14,523	14,295,794
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 1, 2020		9,350	9,258,315
Term Loan, 4.00%, Maturing March 1, 2020		25,055	24,838,796

			$179,616,300

Retailers (Except Food and Drug) — 7.3%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		25,542	$25,358,511
B&M Retail Limited
Term Loan, 4.32%, Maturing May 21, 2019	GBP	3,750	5,920,892
Term Loan, 4.32%, Maturing April 28, 2020	GBP	3,000	4,768,507
B.C. Unlimited Liability Company
Term Loan, 4.50%, Maturing October 27, 2021		61,050	61,096,642
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019		22,765	22,523,453
CDW LLC
Term Loan, 3.25%, Maturing April 29, 2020		38,609	37,826,697
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		11,370	11,107,419
Douglas Holding AG
Term Loan, 3.95%, Maturing December 12, 2019	EUR	4,200	5,278,268
Term Loan, 4.31%, Maturing June 12, 2020	EUR	1,700	2,135,681

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		6,142	$6,111,524
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		10,616	10,628,895
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020		30,069	30,158,024
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		27,039	26,221,191
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		18,620	17,922,112
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		13,875	13,857,656
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		21,301	20,974,470
Term Loan, 4.00%, Maturing January 28, 2020		9,875	9,764,153
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		37,838	37,304,029
Party City Holdings Inc.
Term Loan, 4.00%, Maturing July 27, 2019		20,964	20,583,756
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		1,965	1,957,631
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		9,722	9,654,608
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		9,303	7,907,763
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		5,337	5,296,600
Pilot Travel Centers LLC
Term Loan, 4.25%, Maturing October 1, 2021		18,975	19,031,337
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		5,298	5,192,408
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019		28,439	28,202,281
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		16,756	15,970,324
Vivarte SA
Term Loan, 5.01%, (1.26% Cash, 3.75% PIK), Maturing October 29, 2020(13)	EUR	4,204	4,691,879
Term Loan, 11.01%, (4.01% Cash, 7.00% PIK), Maturing July 24, 2019(15)	EUR	2,782	3,628,344
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		3,289	3,108,191

			$474,183,246

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel — 2.2%
Essar Steel Algoma, Inc.
Term Loan, 10.25%, Maturing November 15, 2014		6,226	$6,248,107
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019		78,513	76,732,624
JFB Firth Rixson Inc.
Term Loan, 4.25%, Maturing June 30, 2017		8,158	8,141,043
Term Loan, 5.00%, Maturing June 30, 2017	GBP	3,940	6,300,653
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017		10,912	10,787,007
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		6,529	6,501,429
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018		11,736	11,403,788
Waupaca Foundry, Inc.
Term Loan, 4.00%, Maturing June 29, 2017		16,170	16,143,137

			$142,257,788

Surface Transport — 0.9%
Hertz Corporation (The)
Term Loan, 1.88%, Maturing March 11, 2018		9,600	$9,552,000
Term Loan, 3.00%, Maturing March 11, 2018		14,126	13,784,180
Term Loan, 3.75%, Maturing March 12, 2018		15,548	15,416,883
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021		17,761	17,494,339

			$56,247,402

Telecommunications — 2.7%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019		70,100	$69,661,875
IPC Systems, Inc.
Term Loan, 6.00%, Maturing November 8, 2020		10,973	10,975,934
SBA Senior Finance II LLC
Term Loan, 3.25%, Maturing March 24, 2021		29,668	29,198,390
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019		12,408	12,291,667
Term Loan, 4.00%, Maturing April 23, 2019		21,114	20,797,377
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019		31,727	31,323,657

			$174,248,900

Utilities — 2.2%
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 3, 2020		7,085	$6,899,323
Term Loan, 3.25%, Maturing January 31, 2022		4,702	4,584,398

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Calpine Corporation
Term Loan, 4.00%, Maturing April 1, 2018	4,639	$4,609,986
Term Loan, 4.00%, Maturing April 1, 2018	14,244	14,172,834
Term Loan, 4.00%, Maturing October 9, 2019	12,838	12,726,669
Term Loan, 4.00%, Maturing October 30, 2020	3,350	3,319,480
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	13,569	13,509,459
EFS Cogen Holdings I LLC
Term Loan, 3.75%, Maturing December 17, 2020	5,118	5,101,791
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	3,766	3,772,623
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 21, 2018	8,931	8,899,837
Term Loan, 4.25%, Maturing December 31, 2019	5,857	5,836,990
Granite Acquisition Inc.
Term Loan, Maturing October 15, 2021(2)	1,008	1,012,745
Term Loan, Maturing October 15, 2021(2)	22,917	23,016,927
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	3,964	3,946,584
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	302	295,624
Term Loan, 4.25%, Maturing May 6, 2020	5,664	5,536,342
Southcross Holdings Borrower LP
Term Loan, 6.00%, Maturing August 4, 2021	3,865	3,829,075
TerraForm Power Operating, LLC
Term Loan, 4.75%, Maturing July 23, 2019	2,269	2,274,986
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	12,625	12,664,453
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	3,796	3,774,958
Term Loan - Second Lien, 8.50%, Maturing January 15, 2022	3,000	2,967,501

		$142,752,585

Total Senior Floating-Rate Interests (identified cost $7,937,616,564)		$7,799,621,780

Corporate Bonds & Notes — 4.9%

Building and Development — 0.0%(6)
Calcipar SA
6.875%, 5/1/18(7)	1,000	$1,040,000

		$1,040,000

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.5%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(7)		4,000	$4,190,000
5.625%, 4/15/23(7)	EUR	5,000	6,821,836
Virgin Media Secured Finance PLC
5.375%, 4/15/21(7)		5,050	5,264,625
6.00%, 4/15/21(7)	GBP	5,175	8,693,200
5.50%, 1/15/25(7)		5,875	6,080,625

			$31,050,286

Chemicals and Plastics — 0.5%
Hexion US Finance Corp.
6.625%, 4/15/20		9,500	$9,547,500
Ineos Finance PLC
7.25%, 2/15/19(7)(8)	EUR	3,000	3,872,234
8.375%, 2/15/19(7)		3,800	4,089,750
7.50%, 5/1/20(7)		2,375	2,550,156
Polymer Group, Inc.
7.75%, 2/1/19		2,250	2,351,250
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19		11,115	11,781,900

			$34,192,790

Containers and Glass Products — 0.4%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		20,375	$21,291,875
Smurfit Kappa Acquisitions
4.875%, 9/15/18(7)		1,850	1,914,750
3.582%, 10/15/20(7)(8)	EUR	3,000	3,985,619

			$27,192,244

Diversified Financial Services — 0.1%
KION Finance SA
6.75%, 2/15/20(7)	EUR	3,000	$4,048,928

			$4,048,928

Ecological Services and Equipment — 0.1%
Tervita Corp.
8.00%, 11/15/18(7)		3,000	$2,895,000
9.00%, 11/15/18(7)	CAD	4,500	3,872,943

			$6,767,943

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 0.1%
Trionista Holdco GmbH
5.00%, 4/30/20(7)	EUR	3,000	$3,899,678

			$3,899,678

Entertainment — 0.2%
Vougeot Bidco PLC
5.332%, 7/15/20(7)(8)	EUR	6,875	$8,490,484
7.875%, 7/15/20(7)	GBP	3,500	5,641,280

			$14,131,764

Equipment Leasing — 0.0%(6)
International Lease Finance Corp.
6.75%, 9/1/16(7)		750	$798,750
7.125%, 9/1/18(7)		750	851,250

			$1,650,000

Financial Intermediaries — 0.1%
First Data Corp.
7.375%, 6/15/19(7)		2,500	$2,656,250
6.75%, 11/1/20(7)		1,674	1,795,365

			$4,451,615

Food Products — 0.6%
Dole Food Co., Inc.
7.25%, 5/1/19(7)		14,000	$14,122,500
HJ Heinz Co.
4.25%, 10/15/20		10,000	10,123,000
Picard Groupe SA
4.336%, 8/1/19(7)(8)	EUR	4,000	5,028,140
Stretford 79 PLC
4.81%, 7/15/20(7)(8)	GBP	5,425	7,819,563
6.25%, 7/15/21(7)	GBP	3,925	5,305,607

			$42,398,810

Health Care — 1.0%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		18,225	$18,999,562
5.125%, 8/1/21		13,150	13,807,500
HCA, Inc.
4.75%, 5/1/23		4,650	4,737,188
inVentiv Health, Inc.
9.00%, 1/15/18(7)		6,275	6,541,687

Security		Principal Amount* (000’s omitted)	Value

Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	$13,468,750
4.375%, 10/1/21		6,225	6,217,219

			$63,771,906

Industrial Equipment — 0.0%(6)
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(9)		224	$159,009

			$159,009

Insurance — 0.3%
CNO Financial Group, Inc.
6.375%, 10/1/20(7)		3,000	$3,202,500
Galaxy Bidco, Ltd.
5.56%, 11/15/19(7)(8)(9)	GBP	2,500	3,923,265
Towergate Finance PLC
6.053%, 2/15/18(7)(8)	GBP	7,375	9,910,145

			$17,035,910

Leisure Goods / Activities / Movies — 0.1%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.
5.00%, 8/1/18(7)		2,000	$2,060,000
National CineMedia, LLC
6.00%, 4/15/22		4,200	4,273,500

			$6,333,500

Lodging and Casinos — 0.2%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20		5,550	$4,190,250
9.00%, 2/15/20		2,500	1,900,000
9.00%, 2/15/20		6,350	4,794,250

			$10,884,500

Oil and Gas — 0.1%
Citgo Petroleum Corp.
6.25%, 8/15/22(7)		6,700	$6,850,750

			$6,850,750

Radio and Television — 0.1%
Clear Channel Communications, Inc.
9.00%, 12/15/19		1,709	$1,733,567
Univision Communications, Inc.
6.75%, 9/15/22(7)		3,075	3,428,625

			$5,162,192

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications — 0.3%
Hughes Satellite Systems Corp.
6.50%, 6/15/19		2,000	$2,175,000
Virgin Media Secured Finance PLC
5.50%, 1/15/25(7)	GBP	3,000	4,885,485
Wind Acquisition Finance SA
5.338%, 4/30/19(7)(8)	EUR	4,825	6,082,728
6.50%, 4/30/20(7)		3,150	3,287,813
4.082%, 7/15/20(7)	EUR	4,700	5,814,710

			$22,245,736

Utilities — 0.2%
Calpine Corp.
6.00%, 1/15/22(7)		2,000	$2,165,000
7.875%, 1/15/23(7)		6,294	7,002,075
5.875%, 1/15/24(7)		5,000	5,400,000

			$14,567,075

Total Corporate Bonds & Notes (identified cost $318,464,914)			$317,834,636

Asset-Backed Securities — 0.8%

Security		Principal Amount (000’s omitted)	Value
Apidos CLO XIV, Series 2013-14A, Class C1, 3.081%, 4/15/25(7)(8)		$2,400	$2,308,392
Apidos CLO XIV, Series 2013-14A, Class D, 3.731%, 4/15/25(7)(8)		3,000	2,838,156
Apidos CLO XIV, Series 2013-14A, Class E, 4.631%, 4/15/25(7)(8)		1,500	1,303,392
Apidos CLO XVII, Series 2014-17A, Class B, 3.078%, 4/17/26(7)(8)		3,000	2,880,267
Apidos CLO XVII, Series 2014-17A, Class C, 3.528%, 4/17/26(7)(8)		1,500	1,383,327
Apidos CLO XVII, Series 2014-17A, Class D, 4.978%, 4/17/26(7)(8)		1,500	1,323,588
Ares XXVIII CLO, Ltd., Series 2013-3A, Class C1, 2.978%, 10/17/24(7)(8)		2,000	1,911,904
Ares XXVIII CLO, Ltd., Series 2013-3A, Class D, 3.728%, 10/17/24(7)(8)		2,000	1,875,118
Ares XXVIII CLO, Ltd., Series 2013-3A, Class E, 5.128%, 10/17/24(7)(8)		2,000	1,792,112
Avery Point II CLO, Ltd., Series 2013-2A, Class C1, 2.978%, 7/17/25(7)(8)		2,000	1,932,674
Avery Point II CLO, Ltd., Series 2013-2A, Class D, 3.678%, 7/17/25(7)(8)		1,670	1,584,068

Security	Principal Amount (000’s omitted)	Value

Avery Point II CLO, Ltd., Series 2013-2A, Class E, 4.478%, 7/17/25(7)(8)	$1,670	$1,484,179
Babson CLO, Ltd., Series 2013-IA, Class C, 2.931%, 4/20/25(7)(8)	3,150	3,048,655
Babson CLO, Ltd., Series 2013-IA, Class D, 3.731%, 4/20/25(7)(8)	2,475	2,359,383
Babson CLO, Ltd., Series 2013-IA, Class E, 4.631%, 4/20/25(7)(8)	1,500	1,336,892
Birchwood Park CLO, Ltd., Series 2014-1A, Class C1, 3.334%, 7/15/26(7)(8)	2,175	2,136,242
Birchwood Park CLO, Ltd., Series 2014-1A, Class E1, 5.334%, 7/15/26(7)(8)	2,175	1,954,048
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class B, 2.881%, 7/15/25(7)(8)	2,000	1,920,954
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class C, 3.631%, 7/15/25(7)(8)	2,000	1,891,018
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class D, 4.831%, 7/15/25(7)(8)	1,600	1,431,906
Madison Park Funding XII, Ltd., Series 2014-12A, Class C, 3.331%, 7/20/26(7)(8)	1,750	1,723,251
Madison Park Funding XII, Ltd., Series 2014-12A, Class D, 3.731%, 7/20/26(7)(8)	1,750	1,667,573
Madison Park Funding XII, Ltd., Series 2014-12A, Class E, 5.331%, 7/20/26(7)(8)	1,750	1,604,167
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.931%, 4/20/25(7)(8)	2,625	2,536,574
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.731%, 4/20/25(7)(8)	2,900	2,762,566
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class C1, 2.978%, 7/17/25(7)(8)	1,500	1,450,248
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.578%, 7/17/25(7)(8)	1,500	1,397,277
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class E, 4.728%, 7/17/25(7)(8)	1,800	1,576,558

Total Asset-Backed Securities (identified cost $55,120,088)		$53,414,489

Common Stocks — 0.2%

Security	Shares	Value

Aerospace and Defense — 0.0%(6)
IAP Worldwide Services, LLC(3)(9)	168	$159,671

		$159,671

Automotive — 0.1%
Dayco Products, LLC(9)	48,926	$2,580,847

		$2,580,847

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 0.0%
Staunton Luxco S.C.A.(3)(9)	75,000	$0
Staunton Topco, Ltd.(3)(9)	90,956	0

		$0

Food Service — 0.0%(6)
Buffets Restaurants Holdings, Inc.(3)(9)(10)	105,043	$43,068

		$43,068

Home Furnishings — 0.0%(6)
Sanitec Europe Oy B Units(3)(9)(10)	162,236	$374,713
Sanitec Europe Oy E Units(3)(9)(10)	154,721	0
Sanitec Europe Oy E1 Units(3)(9)(10)	222,411	513,697

		$888,410

Investment Services — 0.0%
Safelite Realty Corp.(3)(10)(11)	20,048	$0

		$0

Lodging and Casinos — 0.0%(6)
Affinity Gaming, LLC(3)(9)(10)	167,709	$1,593,233
Tropicana Entertainment, Inc.(9)(10)	40,751	654,053

		$2,247,286

Publishing — 0.1%
ION Media Networks, Inc.(3)(9)(10)	13,247	$4,452,979
MediaNews Group, Inc.(9)(10)	66,239	2,207,961

		$6,660,940

Total Common Stocks (identified cost $4,735,931)		$12,580,222

Preferred Stocks — 0.0%

Security	Shares	Value

Food Products — 0.0%
Staunton Luxco S.C.A.(3)(9)	7,580	$0

		$0

Total Preferred Stocks (identified cost $0)		$0

Warrants — 0.0%

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%
Vivarte Luxco(3)(9)(10)	182,939	$0

		$0

Total Warrants (identified cost $0)		$0

Short-Term Investments — 1.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(12)	$109,039	$109,038,911

Total Short-Term Investments (identified cost $109,038,911)		$109,038,911

Total Investments — 127.6% (identified cost $8,424,976,408)		$8,292,490,038

Less Unfunded Loan Commitments — (0.4)%		$(28,640,444)

Net Investments — 127.2% (identified cost $8,396,335,964)		$8,263,849,594

Other Assets, Less Liabilities — (27.2)%		$(1,766,099,002)

Net Assets — 100.0%		$6,497,750,592

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
PIK	–	Payment in Kind

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Portfolio of Investments — continued

(2)	This Senior Loan will settle after October 31, 2014, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)

Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(5)	Currently the issuer is in default with respect to interest payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Amount is less than 0.05%.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $239,697,804 or 3.7% of the Portfolio’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(10)	Non-income producing security.

(11)	Restricted security (see Note 5).

(12)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

(13)	Includes Vivarte Class A preferred shares and Luxco ordinary shares that trade with the loan.

(14)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(15)	Includes new money preferred shares that trade with the loan.

(16)	The issuer is in default on the payment of principal but continues to pay interest.

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $8,287,297,053)	$8,154,810,683
Affiliated investment, at value (identified cost, $109,038,911)	109,038,911
Cash	22,335,755
Restricted cash*	1,800,000
Foreign currency, at value (identified cost, $20,010,339)	20,001,525
Interest and dividends receivable	32,470,767
Interest receivable from affiliated investment	22,067
Receivable for investments sold	129,790,707
Receivable for open forward foreign currency exchange contracts	9,351,389
Prepaid expenses	289,393
Total assets	$8,479,911,197

Liabilities
Notes payable	$1,900,000,000
Cash collateral due to brokers	1,800,000
Payable for investments purchased	75,055,183
Payable to affiliates:
Investment adviser fee	2,988,778
Trustees’ fees	5,666
Accrued expenses	2,310,978
Total liabilities	$1,982,160,605
Net Assets applicable to investors’ interest in Portfolio	$6,497,750,592

Sources of Net Assets
Investors’ capital	$6,619,514,523
Net unrealized depreciation	(121,763,931)
Total	$6,497,750,592

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income (net of foreign taxes, $10,097)	$415,517,459
Dividends	1,820,496
Interest allocated from affiliated investment	125,716
Expenses allocated from affiliated investment	(14,494)
Total investment income	$417,449,177

Expenses
Investment adviser fee	$37,557,366
Trustees’ fees and expenses	68,000
Custodian fee	2,014,905
Legal and accounting services	546,375
Interest expense and fees	20,175,950
Miscellaneous	272,022
Total expenses	$60,634,618
Deduct —
Reduction of custodian fee	$305
Total expense reductions	$305

Net expenses	$60,634,313

Net investment income	$356,814,864

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$11,305,765
Investment transactions allocated from affiliated investment	785
Foreign currency and forward foreign currency exchange contract transactions	5,040,425
Net realized gain	$16,346,975
Change in unrealized appreciation (depreciation) —
Investments	$(177,347,105)
Foreign currency and forward foreign currency exchange contracts	14,654,577
Net change in unrealized appreciation (depreciation)	$(162,692,528)

Net realized and unrealized loss	$(146,345,553)

Net increase in net assets from operations	$210,469,311

40	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$356,814,864	$252,411,204
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	16,346,975	12,849,518
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(162,692,528)	19,756,572
Net increase in net assets from operations	$210,469,311	$285,017,294
Capital transactions —
Contributions	$923,766,018	$3,754,947,379
Withdrawals	(1,750,161,361)	(168,069,419)
Net increase (decrease) in net assets from capital transactions	$(826,395,343)	$3,586,877,960

Net increase (decrease) in net assets	$(615,926,032)	$3,871,895,254

Net Assets
At beginning of year	$7,113,676,624	$3,241,781,370
At end of year	$6,497,750,592	$7,113,676,624

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2014
Net increase in net assets from operations	$210,469,311
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(3,669,951,251)
Investments sold and principal repayments	3,658,022,949
Increase in short-term investments, net	(107,809,375)
Net amortization/accretion of premium (discount)	(2,774,327)
Decrease in restricted cash	15,690,986
Increase in dividends and interest receivable	(2,097,339)
Increase in interest receivable from affiliated investment	(17,459)
Increase in receivable for open forward foreign currency exchange contracts	(7,715,685)
Increase in prepaid expenses	(69,243)
Decrease in payable for open forward foreign currency exchange contracts	(5,229,761)
Increase in payable for cash collateral due to broker	1,800,000
Increase in payable to affiliate for investment adviser fee	89,653
Decrease in payable to affiliate for Trustees’ fees	(1)
Increase in accrued expenses	580,143
Increase in unfunded loan commitments	11,216,037
Net change in unrealized (appreciation) depreciation from investments	177,347,105
Net realized gain from investments	(11,305,765)
Return of capital distributions from investments	3,786,788
Net cash provided by operating activities	$272,032,766

Cash Flows From Financing Activities
Proceeds from capital contributions	$923,766,018
Payments for capital withdrawals	(1,750,161,361)
Proceeds from notes payable	1,200,000,000
Repayment of notes payable	(675,000,000)
Net cash used in financing activities	$(301,395,343)

Net decrease in cash*	$(29,362,577)

Cash at beginning of year(1)	$71,699,857

Cash at end of year(1)	$42,337,280

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$19,497,521

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $48,520.

42	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(1)	0.55%	0.52%	0.61%	0.65%	0.72%
Interest and fee expense	0.27%	0.22%	0.34%	0.39%	0.56%
Total expenses	0.82%	0.74%	0.95%	1.04%	1.28%
Net investment income	4.80%	4.97%	5.73%	5.31%	5.15%
Portfolio Turnover	38%	29%	37%	59%	37%

Total Return	2.84%	6.25%	9.94%	5.54%	14.14%

Net assets, end of year (000’s omitted)	$6,497,751	$7,113,677	$3,241,781	$1,645,880	$1,347,695

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

43	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Floating-Rate Advantage Fund and Eaton Vance Short Duration Strategic Government Income Fund held an interest of 99.8% and 0.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

44

Senior Debt Portfolio

October 31, 2014

Notes to Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest

45

Senior Debt Portfolio

October 31, 2014

Notes to Financial Statements — continued

on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, 0.40% over $2 billion up to and including $7 billion, 0.3875% over $7 billion up to and including $10 billion and 0.375% over $10 billion, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended October 31, 2014, the Portfolio’s investment adviser fee totaled $37,557,366 or 0.50% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $3,453,957,065 and $3,762,381,439, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,396,769,817

Gross unrealized appreciation	$30,846,778
Gross unrealized depreciation	(163,767,001)

Net unrealized depreciation	$(132,920,223)

5  Restricted Securities

At October 31, 2014, the Portfolio owned the following securities (representing 0.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Safelite Realty Corp.	9/29/00 - 11/10/00	20,048	$0	$0

Total Common Stocks			$0	$0

46

Senior Debt Portfolio

October 31, 2014

Notes to Financial Statements — continued

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

11/28/14	British Pound Sterling 1,990,000	United States Dollar 3,210,531	Goldman Sachs International	$ 27,748	$ —	$ 27,748
11/28/14	British Pound Sterling 20,248,561	United States Dollar 33,571,608	JPMorgan Chase Bank, N.A.	1,186,292	—	1,186,292
11/28/14	Canadian Dollar 24,243,114	United States Dollar 22,285,961	JPMorgan Chase Bank, N.A.	788,915	—	788,915
11/28/14	Euro 62,529,840	United States Dollar 82,527,195	Goldman Sachs International	4,155,915	—	4,155,915
12/31/14	British Pound Sterling 33,008,333	United States Dollar 53,746,313	Goldman Sachs International	966,601	—	966,601
12/31/14	Euro 70,314,483	United States Dollar 89,274,783	HSBC Bank USA, N.A.	1,127,881	—	1,127,881
1/30/15	British Pound Sterling 28,353,762	United States Dollar 45,722,710	HSBC Bank USA, N.A.	397,222	—	397,222
1/30/15	Euro 60,346,249	United States Dollar 76,368,480	State Street Bank and Trust Company	700,815	—	700,815

				$9,351,389	$ —	$9,351,389

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2014, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

47

Senior Debt Portfolio

October 31, 2014

Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as level 2 in the fair value hierarchy (see Note 10) at October 31, 2014.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$9,351,389	(1)	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$5,150,264	$—	$(5,150,264)	$—	$—
HSBC Bank USA, N.A.	1,525,103	—	(1,525,103)	—	—
JPMorgan Chase Bank N.A.	1,975,207	—	—	(1,800,000)	175,207
State Street Bank and Trust Company	700,815	—	—	—	700,815

	$9,351,389	$—	$(6,675,367)	$(1,800,000)	$876,022

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$7,840,649	(1)	$12,945,446	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2014, which is indicative of the volume of this derivative type, was approximately $635,470,000.

48

Senior Debt Portfolio

October 31, 2014

Notes to Financial Statements — continued

7  Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $2.5 billion ($2.315 billion prior to June 9, 2014, $2.215 billion prior to March 19, 2014 and $1.7 billion prior to November 11, 2013) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement in effect through March 17, 2015, the Portfolio also pays a program fee of 0.80% per annum on its outstanding borrowings to administer the facility and a commitment fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the amount of the facility. Program and commitment fees for the year ended October 31, 2014 totaled $16,840,993 and are included in interest expense in the Statement of Operations. At October 31, 2014, the Portfolio had borrowings outstanding under the Agreement of $1,900,000,000 at an interest rate of 0.21%. The carrying amount of the borrowings at October 31, 2014 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2014. For the year ended October 31, 2014, the average borrowings under the Agreement and the average interest rate (excluding fees) were $1,638,972,603 and 0.20%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

49

Senior Debt Portfolio

October 31, 2014

Notes to Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$7,769,665,160	$1,316,176	$7,770,981,336
Corporate Bonds & Notes	—	317,675,627	159,009	317,834,636
Asset-Backed Securities	—	53,414,489	—	53,414,489
Common Stocks	654,053	4,788,808	7,137,361	12,580,222
Preferred Stocks	—	—	—	—
Warrants	—	—	—	—
Short-Term Investments	—	109,038,911	—	109,038,911

Total Investments	$654,053	$8,254,582,995	$8,612,546	$8,263,849,594

Forward Foreign Currency Exchange Contracts	$—	$9,351,389	$—	$9,351,389

Total	$654,053	$8,263,934,384	$8,612,546	$8,273,200,983

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

50

Senior Debt Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

51

Eaton Vance Floating-Rate Advantage Fund

Senior Debt Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Floating-Rate Advantage Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	658,659,523	5,726,392
Cynthia E. Frost	658,133,372	6,252,543
George J. Gorman	658,539,608	5,846,306
Valerie A. Mosley	657,843,001	6,542,913
Harriett Tee Taggart	657,885,827	6,500,087

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Senior Debt Portfolio

Interestholder Meeting

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	99.13%	0.87%
Cynthia E. Frost	99.05%	0.95%
George J. Gorman	99.11%	0.89%
Valerie A. Mosley	99.01%	0.99%
Harriett Tee Taggart	99.01%	0.99%

52

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

53

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of the Portfolio	1996	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

54

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2014

Management and Organization — continued

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

55

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

56

Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232 10.31.14

Eaton Vance Floating-Rate & High Income Fund Annual Report October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Floating-Rate & High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20 and 51

Federal Tax Information	21

Special Meeting of Shareholders	52

Management and Organization	53

Important Notices	56

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market began the 12-month period ended October 31, 2014 on strong footing, as robust new issue supply was overcome by investor demand amid strong appetite for risk and a global search for yield. Aside from brief bouts of weakness in technical conditions in February and April, overall market tone was generally firm for the first seven months of the period, with total demand exceeding the supply of net new issuance by a meaningful margin.

Halfway through the period, on April 29, Energy Future Holdings (“EFH”, formerly TXU Corp.) filed for bankruptcy. Following this and amid an increasing number of negative headlines surrounding the asset class, retail investor demand began to wane, turning net negative after nearly two straight years of positive demand. Sluggish technical conditions followed, modestly weighing on loan prices in the final stretch of the period.

Overall, the S&P/LSTA Leveraged Loan Index2 (the Index) — a broad barometer of the loan market — returned 3.36% for the 12-month period. Returns were comprised mainly of interest income. Lower-quality loans outpaced their higher-quality counterparts; loans rated BB, B, CCC and D (defaulted)6 returned 2.40%, 3.49%, 8.41% and 15.10%, respectively, for the period.

EFH’s Chapter 11 bankruptcy filing caused the Index default rate to spike to 3.3% on a trailing 12-month basis as of October 31, 2014. Excluding EFH, however, the Index’s trailing 12-month default rate was a scant 0.25%, well below the market’s 10-year average of 2.5%, according to Standard & Poor’s Leveraged Commentary & Data (S&P/LCD).

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Floating-Rate & High Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 2.27%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), returned 3.36% for the period.

During the period, the Fund maintained portfolio quality at a level consistent with management’s views on appropriate credit risk. In contrast, the Index descended in credit quality over the 12-month period, with lower-quality issuers awarded higher returns. As a result of the Fund’s historical positioning toward higher-quality credit tiers relative to the Index, the Fund’s underweighting to segments rated CCC and D (defaulted) and overweighting to loans rated BB detracted from Fund performance relative to the Index for the year.

Among individual holdings, the Fund had underweight or no exposure to a number of high-beta7, lower-quality Index names that rallied significantly during the period, namely EFH, Cengage Learning, Avaya and SuperMedia. This detracted from Fund performance relative to the Index. Out-of-Index Fund holdings in Vivarte, Media Holdco and IAP Worldwide Services also detracted from Fund performance relative to the Index, as these issuers underperformed the overall loan market.

On the positive side, heavier-than-Index Fund holdings in Getty Images, Dell and MediaNews Group aided Fund performance relative to the Index, as these names outperformed the loan market at large. Meanwhile, underweight or no exposure in Gymboree, Ocean Rig and Templar Energy also helped the Fund’s performance versus the Index, as these issuers trailed the overall loan market.

Exposure to high-yield bonds also bolstered results relative to the Index, as high-yield bonds generally outperformed loans during the period. By comparison, the Index does not include high-yields bonds.

In terms of industry weightings, underweight exposure to the utilities sector — which outpaced the overall market — was the biggest detractor from results relative to the Index. In contrast, exposures to the air transport, lodging and casinos, health care and insurance sectors aided Fund performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Michael W. Weilheimer, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	09/07/2000	09/07/2000	2.29%	6.19%	4.40%
Class A at NAV	05/07/2003	09/07/2000	2.27	6.17	4.41
Class A with 2.25% Maximum Sales Charge	—	—	–0.02	5.70	4.17
Class B at NAV	09/05/2000	09/05/2000	1.52	5.38	3.63
Class B with 5% Maximum Sales Charge	—	—	–3.40	5.06	3.63
Class C at NAV	09/05/2000	09/05/2000	1.52	5.39	3.62
Class C with 1% Maximum Sales Charge	—	—	0.54	5.39	3.62
Class I at NAV	09/15/2000	09/15/2000	2.54	6.45	4.67
S&P/LSTA Leveraged Loan Index	—	—	3.36%	6.40%	5.07%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
	1.07%	1.07%	1.82%	1.82%	0.82%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2004	$15,384	N.A.
Class B	$10,000	10/31/2004	$14,289	N.A.
Class C	$10,000	10/31/2004	$14,277	N.A.
Class I	$250,000	10/31/2004	$394,606	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Fund Profile5

Asset Allocation (% of net assets)

Credit Quality (% of bond and loan holdings)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]

Fund invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Credit Quality is shown as a percentage of Eaton Vance Floating Rate Portfolio’s bond and loan holdings.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Beta is a measure of risk that shows a fund or strategies volatility relative to that fund’s stated benchmark. A fund or strategy with a beta of 1 performed exactly like the market index; a beta less than 1 means its performance was less volatile than the index, positive or negative.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,006.10	$5.61	1.11%
Class A	$1,000.00	$1,006.80	$5.61	1.11%
Class B	$1,000.00	$1,002.30	$9.39	1.86%
Class C	$1,000.00	$1,002.30	$9.39	1.86%
Class I	$1,000.00	$1,007.40	$4.35	0.86%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.60	$5.65	1.11%
Class A	$1,000.00	$1,019.60	$5.65	1.11%
Class B	$1,000.00	$1,015.80	$9.45	1.86%
Class C	$1,000.00	$1,015.80	$9.45	1.86%
Class I	$1,000.00	$1,020.90	$4.38	0.86%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $2,057,812,967)	$2,009,143,512
Investment in High Income Opportunities Portfolio, at value (identified cost, $359,028,771)	368,889,241
Receivable for Fund shares sold	4,537,647
Total assets	$2,382,570,400

Liabilities
Payable for Fund shares redeemed	$9,395,654
Distributions payable	873,746
Payable to affiliates:
Administration fee	304,898
Distribution and service fees	433,031
Trustees’ fees	42
Accrued expenses	751,989
Total liabilities	$11,759,360
Net Assets	$2,370,811,040

Sources of Net Assets
Paid-in capital	$2,526,480,299
Accumulated net realized loss from Portfolios	(115,581,133)
Accumulated distributions in excess of net investment income	(1,279,141)
Net unrealized depreciation from Portfolios	(38,808,985)
Total	$2,370,811,040

Advisers Class Shares
Net Assets	$241,332,588
Shares Outstanding	27,135,954
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.89

Class A Shares
Net Assets	$958,981,076
Shares Outstanding	101,373,123
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.46
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.68

Class B Shares
Net Assets	$5,802,426
Shares Outstanding	653,203
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.88

Class C Shares
Net Assets	$203,671,328
Shares Outstanding	22,948,630
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.88

Class I Shares
Net Assets	$961,023,622
Shares Outstanding	107,999,271
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.90

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income allocated from Portfolios (net of foreign taxes, $5,123)	$119,309,269
Dividends allocated from Portfolios	795,995
Expenses allocated from Portfolios	(13,347,901)
Total investment income from Portfolios	$106,757,363

Expenses
Administration fee	$3,827,557
Distribution and service fees
Advisers Class	724,767
Class A	2,783,069
Class B	70,503
Class C	2,216,220
Trustees’ fees and expenses	500
Custodian fee	71,196
Transfer and dividend disbursing agent fees	3,341,021
Legal and accounting services	61,678
Printing and postage	710,154
Registration fees	271,205
Miscellaneous	22,990
Total expenses	$14,100,860

Net investment income	$92,656,503

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$4,626,280
Securities sold short	166,917
Swap contracts	177,329
Foreign currency and forward foreign currency exchange contract transactions	1,740,393
Net realized gain	$6,710,919
Change in unrealized appreciation (depreciation) —
Investments	$(43,895,556)
Swap contracts	(150,153)
Foreign currency and forward foreign currency exchange contracts	3,956,648
Net change in unrealized appreciation (depreciation)	$(40,089,061)

Net realized and unrealized loss	$(33,378,142)

Net increase in net assets from operations	$59,278,361

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$92,656,503	$68,485,848
Net realized gain from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	6,710,919	2,599,719
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(40,089,061)	16,571,775
Net increase in net assets from operations	$59,278,361	$87,657,342
Distributions to shareholders —
From net investment income
Advisers Class	$(11,124,208)	$(9,931,195)
Class A	(42,611,666)	(29,342,303)
Class B	(217,696)	(297,975)
Class C	(6,811,671)	(6,922,334)
Class I	(37,216,328)	(22,481,714)
Tax return of capital
Advisers Class	(31,468)	—
Class A	(121,562)	—
Class B	(605)	—
Class C	(19,389)	—
Class I	(111,485)	—
Total distributions to shareholders	$(98,266,078)	$(68,975,521)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$94,223,470	$167,397,477
Class A	292,569,846	977,991,318
Class B	248,947	406,915
Class C	30,173,960	50,266,581
Class I	554,578,816	602,755,415
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	11,097,486	9,841,038
Class A	41,815,676	28,457,331
Class B	192,815	253,144
Class C	5,229,249	5,353,342
Class I	29,759,328	17,704,358
Cost of shares redeemed
Advisers Class	(170,279,698)	(71,461,863)
Class A	(542,378,053)	(221,728,461)
Class B	(1,401,718)	(1,532,619)
Class C	(53,069,306)	(38,960,684)
Class I	(391,791,795)	(169,696,801)
Net asset value of shares exchanged
Class A	1,085,879	2,332,554
Class B	(1,085,879)	(2,332,554)
Net increase (decrease) in net assets from Fund share transactions	$(99,030,977)	$1,357,046,491

Net increase (decrease) in net assets	$(138,018,694)	$1,375,728,312

Net Assets
At beginning of year	$2,508,829,734	$1,133,101,422
At end of year	$2,370,811,040	$2,508,829,734

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(1,279,141)	$2,986,004

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.030	$8.920	$8.650	$8.700	$8.260

Income (Loss) From Operations
Net investment income(1)	$0.325	$0.354	$0.405	$0.384	$0.395
Net realized and unrealized gain (loss)	(0.120)	0.116	0.272	(0.034)	0.519

Total income from operations	$0.205	$0.470	$0.677	$0.350	$0.914

Less Distributions
From net investment income	$(0.344)	$(0.360)	$(0.407)	$(0.384)	$(0.474)
Tax return of capital	(0.001)	—	—	(0.016)	—

Total distributions	$(0.345)	$(0.360)	$(0.407)	$(0.400)	$(0.474)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$8.890	$9.030	$8.920	$8.650	$8.700

Total Return(4)	2.29%	5.36%	8.01%	4.06%	11.50%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$241,333	$310,392	$201,735	$187,220	$192,804
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.10%	1.07%	1.07%	1.09%	1.11%
Net investment income	3.60%	3.93%	4.62%	4.38%	4.65%
Portfolio Turnover of the Fund(7)	8%	2%	15%	20%	15%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.610	$9.490	$9.200	$9.260	$8.780

Income (Loss) From Operations
Net investment income(1)	$0.346	$0.368	$0.432	$0.405	$0.420
Net realized and unrealized gain (loss)	(0.130)	0.135	0.291	(0.041)	0.560

Total income from operations	$0.216	$0.503	$0.723	$0.364	$0.980

Less Distributions
From net investment income	$(0.365)	$(0.383)	$(0.433)	$(0.407)	$(0.500)
Tax return of capital	(0.001)	—	—	(0.017)	—

Total distributions	$(0.366)	$(0.383)	$(0.433)	$(0.424)	$(0.500)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$9.460	$9.610	$9.490	$9.200	$9.260

Total Return(4)	2.27%	5.38%	8.04%	3.97%	11.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$958,981	$1,181,582	$386,870	$478,213	$252,028
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.10%	1.07%	1.07%	1.10%	1.11%
Net investment income	3.61%	3.84%	4.63%	4.36%	4.65%
Portfolio Turnover of the Fund(7)	8%	2%	15%	20%	15%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.020	$8.910	$8.640	$8.690	$8.250

Income (Loss) From Operations
Net investment income(1)	$0.258	$0.293	$0.337	$0.319	$0.333
Net realized and unrealized gain (loss)	(0.121)	0.109	0.272	(0.033)	0.519

Total income from operations	$0.137	$0.402	$0.609	$0.286	$0.852

Less Distributions
From net investment income	$(0.276)	$(0.292)	$(0.339)	$(0.322)	$(0.412)
Tax return of capital	(0.001)	—	—	(0.014)	—

Total distributions	$(0.277)	$(0.292)	$(0.339)	$(0.336)	$(0.412)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$8.880	$9.020	$8.910	$8.640	$8.690

Total Return(4)	1.52%	4.57%	7.18%	3.31%	10.58%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,802	$7,949	$11,026	$18,615	$24,115
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.85%	1.82%	1.83%	1.84%	1.86%
Net investment income	2.86%	3.26%	3.85%	3.64%	3.93%
Portfolio Turnover of the Fund(7)	8%	2%	15%	20%	15%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.010	$8.900	$8.630	$8.690	$8.240

Income (Loss) From Operations
Net investment income(1)	$0.257	$0.289	$0.338	$0.317	$0.332
Net realized and unrealized gain (loss)	(0.110)	0.113	0.273	(0.041)	0.530

Total income from operations	$0.147	$0.402	$0.611	$0.276	$0.862

Less Distributions
From net investment income	$(0.276)	$(0.292)	$(0.341)	$(0.322)	$(0.412)
Tax return of capital	(0.001)	—	—	(0.014)	—

Total distributions	$(0.277)	$(0.292)	$(0.341)	$(0.336)	$(0.412)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$8.880	$9.010	$8.900	$8.630	$8.690

Total Return(4)	1.52%	4.58%	7.21%	3.19%	10.72%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$203,671	$224,682	$205,425	$211,581	$198,350
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.85%	1.82%	1.82%	1.84%	1.86%
Net investment income	2.86%	3.22%	3.87%	3.63%	3.92%
Portfolio Turnover of the Fund(7)	8%	2%	15%	20%	15%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.040	$8.930	$8.660	$8.710	$8.260

Income (Loss) From Operations
Net investment income(1)	$0.348	$0.373	$0.427	$0.404	$0.416
Net realized and unrealized gain (loss)	(0.120)	0.120	0.273	(0.033)	0.528

Total income from operations	$0.228	$0.493	$0.700	$0.371	$0.944

Less Distributions
From net investment income	$(0.367)	$(0.383)	$(0.430)	$(0.404)	$(0.494)
Tax return of capital	(0.001)	—	—	(0.017)	—

Total distributions	$(0.368)	$(0.383)	$(0.430)	$(0.421)	$(0.494)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$8.900	$9.040	$8.930	$8.660	$8.710

Total Return(4)	2.54%	5.62%	8.28%	4.31%	11.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$961,024	$784,225	$328,045	$234,483	$122,861
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.85%	0.82%	0.82%	0.84%	0.86%
Net investment income	3.86%	4.14%	4.87%	4.61%	4.89%
Portfolio Turnover of the Fund(7)	8%	2%	15%	20%	15%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio) and High Income Opportunities Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio (14.5% and 35.5%, respectively, at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

Additional valuation policies for High Income Opportunities Portfolio (the Portfolio) are as follows:

Derivatives. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an

15

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Notes to Financial Statements — continued

express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carry forwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$97,981,569	$68,975,521
Tax return of capital	$284,509	$—

During the year ended October 31, 2014, accumulated net realized loss was increased by $11,305,779, accumulated distributions in excess of net investment income was decreased by $1,059,921 and paid-in capital was increased by $10,245,858 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, mixed straddles, premium amortization, accretion of market discount, partnership allocations and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and deferred capital losses	$(98,394,845)
Net unrealized depreciation	$(56,400,668)
Other temporary differences	$(873,746)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, swap contracts, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount and defaulted bond interest.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $93,696,783 and deferred capital losses of $4,698,062 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($53,148,653), October 31, 2017 ($19,014,413), October 31, 2018 ($16,335,693) and October 31, 2019 ($5,198,024) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2014, $4,698,062 are long-term.

16

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Notes to Financial Statements — continued

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2014, the administration fee amounted to $3,827,557. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2014, the Fund’s allocated portion of adviser fees paid by the Portfolios amounted to $12,227,763 or 0.48% of the Fund’s average daily net assets.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $14,587 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $21,741 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $724,767 for Advisers Class shares and $2,783,069 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $52,907 and $1,662,449 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $17,596 and $553,771 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $1,000, $5,000 and $23,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$176,582,076	$(352,905,617)
High Income Opportunities Portfolio	28,745,919	(57,449,752)

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2014	2013

Sales	10,448,341	18,587,014
Issued to shareholders electing to receive payments of distributions in Fund shares	1,231,990	1,092,781
Redemptions	(18,907,169)	(7,928,665)

Net increase (decrease)	(7,226,838)	11,751,130

	Year Ended October 31,
Class A	2014	2013

Sales	30,496,206	102,146,706
Issued to shareholders electing to receive payments of distributions in Fund shares	4,365,977	2,970,022
Redemptions	(56,586,362)	(23,139,975)
Exchange from Class B shares	113,513	243,564

Net increase (decrease)	(21,610,666)	82,220,317

	Year Ended October 31,
Class B	2014	2013

Sales	27,613	45,301
Issued to shareholders electing to receive payments of distributions in Fund shares	21,434	28,158
Redemptions	(155,970)	(170,350)
Exchange to Class A shares	(120,859)	(259,473)

Net decrease	(227,782)	(356,364)

	Year Ended October 31,
Class C	2014	2013

Sales	3,351,651	5,593,048
Issued to shareholders electing to receive payments of distributions in Fund shares	582,020	595,807
Redemptions	(5,910,426)	(4,336,093)

Net increase (decrease)	(1,976,755)	1,852,762

	Year Ended October 31,
Class I	2014	2013

Sales	61,527,484	66,897,334
Issued to shareholders electing to receive payments of distributions in Fund shares	3,304,736	1,964,356
Redemptions	(43,599,967)	(18,841,554)

Net increase	21,232,253	50,020,136

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014 and October 31, 2013, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate & High Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2014

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

21

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments

Senior Floating-Rate Interests — 92.1%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.5%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	2,489	$2,459,277
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	9,258	9,263,587
Ducommun Incorporated
Term Loan, 4.75%, Maturing June 28, 2017	3,461	3,461,250
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)	5,347	5,346,553
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)	7,379	5,903,588
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	63,124	61,881,284
Standard Aero Limited
Term Loan, 5.00%, Maturing November 2, 2018	4,197	4,199,493
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	86,575	85,330,237
Term Loan, 3.75%, Maturing June 4, 2021	34,813	34,326,834

		$212,172,103

Automotive — 3.5%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	16,732	$16,669,109
Allison Transmission, Inc.
Term Loan, 3.75%, Maturing August 23, 2019	54,829	54,486,040
Chrysler Group LLC
Term Loan, 3.50%, Maturing May 24, 2017	26,897	26,785,057
Term Loan, 3.25%, Maturing December 31, 2018	41,203	40,880,998
CS Intermediate Holdco 2 LLC
Term Loan, 4.00%, Maturing April 4, 2021	16,908	16,759,683
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	18,408	18,419,005
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	73,078	72,723,225
Ford Motor Company
Revolving Loan, 0.25%, Maturing April 30, 2017(4)	1,213	1,158,512
Revolving Loan, 0.25%, Maturing April 30, 2019(4)	3,639	3,439,143
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	76,025	76,310,094
INA Beteiligungsgesellschaft GmbH
Term Loan, Maturing May 15, 2020(2)	15,775	15,617,250
MPG Holdco I Inc.
Term Loan, 4.50%, Maturing October 20, 2021	42,050	42,010,599

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Remy International, Inc.
Term Loan, 4.25%, Maturing March 5, 2020	5,169	$5,136,891
TI Group Automotive Systems, LLC
Term Loan, 4.25%, Maturing July 2, 2021	14,888	14,776,030
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	21,586	21,352,595
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017	48,155	47,997,165
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	7,648	7,571,829

		$482,093,225

Beverage and Tobacco — 0.1%
Flavors Holdings Inc.
Term Loan, 6.75%, Maturing April 3, 2020	12,550	$12,142,125
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	3,000	2,895,000

		$15,037,125

Brokerage / Securities Dealers / Investment Houses — 0.1%
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019	8,183	$8,162,805

		$8,162,805

Building and Development — 1.2%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	22,151	$21,683,061
Capital Automotive L.P.
Term Loan, 4.00%, Maturing April 10, 2019	3,071	3,059,594
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020	15,995	15,914,729
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	25,775	25,524,158
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	13,910	13,731,311
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	20,417	20,238,524
Term Loan - Second Lien, 7.00%, Maturing March 26, 2021	1,750	1,765,313
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	19,390	19,117,317
Realogy Corporation
Term Loan, 4.40%, Maturing October 10, 2016	277	271,581
Term Loan, 3.75%, Maturing March 5, 2020	25,063	24,830,809

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019		8,345	$8,359,139
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		6,625	6,647,953

			$161,143,489

Business Equipment and Services — 8.6%
Acosta Holdco, Inc.
Term Loan, 5.00%, Maturing September 26, 2021		53,425	$53,480,455
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		30,517	27,465,325
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021		8,184	8,146,368
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		18,883	18,351,837
Brickman Group Ltd. LLC
Term Loan, 4.00%, Maturing December 18, 2020		12,384	12,176,801
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		15,586	15,342,756
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		17,457	17,199,061
Ceridian LLC
Term Loan, 4.12%, Maturing May 9, 2017		13,311	13,316,107
Term Loan, 4.50%, Maturing September 15, 2020		13,884	13,788,663
ClientLogic Corporation
Term Loan, 7.26%, Maturing January 30, 2017	EUR	2,912	3,521,073
Term Loan, 7.48%, Maturing January 30, 2017		9,682	9,391,879
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		18,084	18,094,975
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017		7,432	7,422,578
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		38,807	37,950,207
Education Management LLC
Revolving Loan, 4.16%, Maturing June 1, 2015(4)		12,500	6,875,000
Term Loan, 5.25%, Maturing June 1, 2016(14)		11,277	5,130,980
Term Loan, 9.25%, Maturing March 29, 2018(14)		28,571	12,999,839
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		59,260	59,260,363
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		32,707	32,468,151
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		10,968	10,949,202
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 10, 2020		14,038	14,072,928

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Garda World Security Corporation
Term Loan, 3.98%, Maturing November 6, 2020	CAD	11,484	$9,972,907
Term Loan, 4.00%, Maturing November 6, 2020		2,042	1,998,485
Term Loan, 4.00%, Maturing November 6, 2020		7,982	7,812,260
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		9,108	9,085,374
IG Investment Holdings, LLC
Term Loan, 5.25%, Maturing October 31, 2019		17,118	17,111,281
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		37,969	37,517,746
Term Loan, 3.75%, Maturing March 17, 2021	EUR	21,930	27,399,402
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		22,449	22,421,375
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing June 10, 2021	EUR	22,294	27,819,149
Term Loan - Second Lien, 7.25%, Maturing May 15, 2022		5,500	5,431,250
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		32,797	32,519,693
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		66,014	65,815,823
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		20,494	21,074,455
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		9,696	9,685,905
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019		15,690	14,199,309
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		25,715	25,658,956
National CineMedia, LLC
Term Loan, 2.91%, Maturing November 26, 2019		5,658	5,471,522
Nuance Communications, Inc.
Term Loan, 2.91%, Maturing August 7, 2019		6,913	6,800,172
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020		9,075	9,052,313
Quintiles Transnational Corporation
Term Loan, 3.75%, Maturing June 8, 2018		73,583	73,030,965
RCS Capital Corporation
Term Loan, 6.50%, Maturing April 29, 2019		20,120	19,956,835
Term Loan - Second Lien, 10.50%, Maturing April 29, 2021		1,500	1,500,000
Sensus USA Inc.
Term Loan, 4.50%, Maturing May 9, 2017		1,919	1,871,348
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		40,075	39,765,741

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 28, 2017		13,776	$13,738,628
Term Loan, 4.00%, Maturing March 8, 2020		86,355	86,085,152
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		16,143	16,224,115
TransUnion, LLC
Term Loan, 4.00%, Maturing April 9, 2021		81,565	80,494,583
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 6.00%, Maturing September 2, 2021		19,000	18,969,125
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		1,577	1,565,501
Term Loan, 6.00%, Maturing July 28, 2017		8,058	7,997,639
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.50%, Maturing February 21, 2019		5,812	5,753,385
Term Loan, 5.02%, Maturing February 21, 2019	CAD	4,925	4,380,740
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		29,698	29,304,337
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing September 30, 2021		34,025	34,322,719

			$1,189,212,738

Cable and Satellite Television — 2.6%
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		27,262	$27,011,044
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		20,836	20,545,418
Term Loan, 3.00%, Maturing January 3, 2021		17,740	17,491,929
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		7,550	7,510,578
CSC Holdings, Inc.
Term Loan, 2.65%, Maturing April 17, 2020		3,955	3,877,846
ION Media Networks, Inc.
Term Loan, 5.00%, Maturing December 18, 2020		28,510	28,661,034
MCC Iowa LLC
Term Loan, 3.25%, Maturing January 29, 2021		14,314	14,039,240
Mediacom Illinois, LLC
Term Loan, 3.13%, Maturing October 23, 2017		5,078	5,049,008
Term Loan, 3.75%, Maturing June 30, 2021		8,450	8,353,180
Numericable Group SA
Term Loan, Maturing April 23, 2020(2)	EUR	2,000	2,505,125
Numericable U.S. LLC
Term Loan, 4.50%, Maturing May 21, 2020		5,439	5,457,533
Term Loan, 4.50%, Maturing May 21, 2020		6,286	6,308,293
Sterling Entertainment Enterprises, LLC
Term Loan, 3.16%, Maturing December 28, 2017		11,344	10,935,134

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
UPC Financing Partnership
Term Loan, 3.25%, Maturing June 30, 2021		11,354	$11,118,799
Virgin Media Bristol LLC
Term Loan, 3.50%, Maturing June 7, 2020		92,025	90,932,203
Virgin Media Investment Holdings Limited
Term Loan, 4.25%, Maturing June 30, 2023	GBP	8,575	13,641,342
Ziggo B.V.
Term Loan, 2.75%, Maturing January 15, 2022(4)		885	862,958
Term Loan, 2.75%, Maturing January 15, 2022(4)		18,106	17,661,882
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	594	734,138
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	8,588	10,620,523
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	12,150	15,025,348
Term Loan, 3.25%, Maturing January 15, 2022		10,125	9,876,079
Term Loan, 3.25%, Maturing January 15, 2022		17,084	16,664,686
Term Loan, 3.50%, Maturing January 15, 2022	EUR	633	783,080
Term Loan, 3.50%, Maturing January 15, 2022	EUR	6,787	8,393,639
Term Loan, 3.50%, Maturing January 15, 2022	EUR	10,824	13,385,774

			$367,445,813

Chemicals and Plastics — 4.2%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		10,340	$10,300,844
Term Loan, 4.75%, Maturing October 4, 2019	EUR	6,393	7,991,524
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		5,365	5,344,613
Arysta LifeScience SPC, LLC
Term Loan, 4.50%, Maturing May 29, 2020		47,128	47,076,817
Axalta Coating Systems US Holdings Inc.
Term Loan, 3.75%, Maturing February 1, 2020		61,014	60,137,116
Term Loan, 4.00%, Maturing February 1, 2020	EUR	3,950	4,974,693
AZ Chem US Inc.
Term Loan, 4.50%, Maturing June 12, 2021		11,969	11,971,668
Colouroz Investment 1, GmbH
Term Loan, Maturing September 7, 2021(2)		2,855	2,797,843
Term Loan, Maturing September 7, 2021(2)		17,270	16,924,657
ECO Services Operations LLC
Term Loan, Maturing October 8, 2021(2)		6,400	6,388,000
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		8,550	8,432,437
Gemini HDPE LLC
Term Loan, 4.75%, Maturing August 7, 2021		7,456	7,425,260
Huntsman International, LLC
Term Loan, 2.40%, Maturing June 30, 2016		276	272,679

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Huntsman International, LLC (continued)
Term Loan, 3.75%, Maturing August 12, 2021		33,275	$33,004,241
Ineos Finance PLC
Term Loan, 4.00%, Maturing May 4, 2018	EUR	18,412	23,116,177
Ineos US Finance LLC
Term Loan, 3.75%, Maturing May 4, 2018		64,049	63,230,977
Kronos Worldwide Inc.
Term Loan, 4.75%, Maturing February 18, 2020		8,234	8,233,625
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 7, 2020		34,596	33,892,919
Minerals Technologies Inc.
Term Loan, 4.00%, Maturing May 9, 2021		37,566	37,373,015
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		1,061	1,064,288
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018		9,808	9,709,765
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		9,000	9,033,750
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		7,635	7,463,305
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		4,000	3,891,200
OXEA Finance S.a.r.l.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	4,950	6,099,191
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		5,280	5,220,879
Term Loan, 5.52%, Maturing June 8, 2020	CAD	9,090	8,025,071
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		19,081	18,913,759
Solenis International, LP
Term Loan, 4.25%, Maturing July 31, 2021		5,200	5,105,750
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		6,012	6,030,965
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020		19,750	19,317,475
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.00%, Maturing March 19, 2020		39,888	39,544,201
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		58,334	58,041,942
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 7, 2020		2,747	2,716,452

			$589,067,098

Conglomerates — 0.4%
Bestway UK Holdco Limited
Term Loan, 5.31%, Maturing September 30, 2021	GBP	500	$804,183

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates (continued)
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		34,368	$32,735,689
Spectrum Brands Europe GmbH
Term Loan, 3.75%, Maturing September 4, 2019	EUR	8,287	10,408,421
Spectrum Brands, Inc.
Term Loan, 5.05%, Maturing December 17, 2019	CAD	7,695	6,793,128

			$50,741,421

Containers and Glass Products — 1.0%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		46,556	$45,668,235
Term Loan, 3.75%, Maturing January 6, 2021		43,358	42,703,077
Libbey Glass Inc.
Term Loan, 3.75%, Maturing April 9, 2021		7,855	7,771,850
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		2,541	2,527,939
Reynolds Group Holdings Inc.
Term Loan, 4.00%, Maturing December 1, 2018		39,076	38,915,525
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		3,475	3,439,092

			$141,025,718

Cosmetics / Toiletries — 0.6%
Prestige Brands, Inc.
Term Loan, 4.13%, Maturing January 31, 2019		3,563	$3,565,643
Term Loan, 4.50%, Maturing September 3, 2021		10,375	10,411,748
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		27,393	27,107,647
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		40,231	36,208,295

			$77,293,333

Drugs — 1.5%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		19,828	$19,559,844
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017		11,031	11,085,739
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing February 28, 2021		2,351	2,327,150
Ikaria, Inc.
Term Loan, 5.00%, Maturing February 12, 2021		15,155	15,190,779
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019		36,542	35,971,410

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing February 13, 2019		20,274	$20,133,363
Term Loan, 3.50%, Maturing December 11, 2019		36,979	36,695,186
Term Loan, 3.50%, Maturing August 5, 2020		45,436	45,152,143
VWR Funding, Inc.
Term Loan, 3.40%, Maturing April 3, 2017		27,457	27,239,866

			$213,355,480

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		50,257	$49,238,991
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		16,209	16,344,448

			$65,583,439

Electronics / Electrical — 9.0%
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020		14,603	$14,328,703
Answers Corporation
Term Loan, 6.25%, Maturing September 23, 2021		17,750	17,217,500
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017		48,599	48,659,785
Term Loan - Second Lien, 11.00%, Maturing November 22, 2018		9,000	9,140,625
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021		109,127	108,931,600
Blue Coat Systems, Inc.
Term Loan, 4.00%, Maturing May 31, 2019		20,441	20,100,125
Term Loan - Second Lien, 9.50%, Maturing June 28, 2020		21,401	21,454,502
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021		13,855	13,716,821
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021		5,875	5,879,894
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing February 28, 2018		5,345	5,345,121
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020		27,524	26,233,667
Dealertrack Technologies, Inc.
Term Loan, 3.50%, Maturing February 28, 2021		9,278	9,163,818
Dell Inc.
Term Loan, 4.50%, Maturing April 29, 2020		148,185	148,597,117
Term Loan, 4.75%, Maturing April 29, 2020	EUR	4,950	6,244,629
Eagle Parent, Inc.
Term Loan, 4.00%, Maturing May 16, 2018		35,442	35,242,155

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021		8,960	$8,691,147
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020		18,072	18,105,660
Eze Castle Software Inc.
Term Loan, 4.00%, Maturing April 6, 2020		11,852	11,681,326
FIDJI Luxembourg (BC4) S.A.R.L.
Term Loan, 6.25%, Maturing December 24, 2020		14,747	14,820,609
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020		5,621	5,552,986
Term Loan, 5.00%, Maturing January 15, 2021		6,926	6,929,166
Go Daddy Operating Company, LLC
Term Loan, 4.75%, Maturing May 13, 2021		61,569	61,389,453
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021		11,160	11,159,820
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020		8,466	8,336,833
Term Loan, 3.75%, Maturing June 3, 2020		105,880	104,423,740
Term Loan, 4.00%, Maturing June 3, 2020	EUR	4,824	6,015,339
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021		9,875	9,875,250
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018		58,353	58,491,853
MH Sub I, LLC
Term Loan, 4.00%, Maturing July 8, 2021(4)		1,006	1,003,407
Term Loan, 5.00%, Maturing July 8, 2021		14,409	14,375,621
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020		14,337	14,150,420
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020		30,011	29,761,166
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020		7,275	7,184,063
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021		13,582	13,378,024
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022		4,550	4,459,000
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018		10,076	10,069,464
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019		4,250	4,279,219
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018		111,015	107,934,533
SGMS Escrow Corp.
Term Loan, 6.00%, Maturing October 1, 2021		13,675	13,412,180
Shield Finance Co. S.A.R.L.
Term Loan, 5.00%, Maturing January 29, 2021		15,099	15,099,125

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	9,011	$9,111,914
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	39,676	39,208,541
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	9,713	9,663,938
Sophia, L.P.
Term Loan, 4.00%, Maturing July 19, 2018	16,762	16,643,053
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 22, 2019	16,160	15,957,506
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	14,654	14,667,650
Sybil Software LLC
Term Loan, 4.75%, Maturing March 20, 2020	18,086	18,048,576
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	14,111	14,019,084
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	23,671	23,567,919
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	27,980	27,839,976
Websense, Inc.
Term Loan, 4.50%, Maturing June 25, 2020	12,893	12,756,039

		$1,252,319,662

Equipment Leasing — 0.6%
Delos Finance S.A.R.L.
Term Loan, 3.50%, Maturing March 6, 2021	47,925	$47,751,272
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	28,604	28,550,534

		$76,301,806

Financial Intermediaries — 3.5%
American Capital, Ltd.
Term Loan, 3.50%, Maturing August 22, 2017	9,820	$9,745,916
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 26, 2020	12,371	12,266,594
Term Loan - Second Lien, 10.25%, Maturing December 11, 2020	2,000	1,980,000
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	31,917	31,717,123
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	15,734	15,349,944
First Data Corporation
Term Loan, 3.65%, Maturing March 24, 2017	5,000	4,968,750

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
First Data Corporation (continued)
Term Loan, 3.65%, Maturing March 23, 2018	41,018	$40,694,500
Term Loan, 3.65%, Maturing September 24, 2018	41,428	41,104,770
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	34,738	34,042,750
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	45,070	44,844,848
Hamilton Lane Advisors, LLC
Term Loan, 4.00%, Maturing February 28, 2018	4,119	4,067,483
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	15,383	15,075,706
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	16,812	15,850,530
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	14,613	14,439,923
Medley LLC
Term Loan, 6.50%, Maturing June 15, 2019	7,924	7,884,244
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	9,071	9,054,137
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	2,313	2,295,967
Term Loan, 6.25%, Maturing September 4, 2018	12,895	12,798,039
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	46,159	44,601,123
Oz Management LP
Term Loan, 1.65%, Maturing November 15, 2016	26,572	25,479,673
Sesac Holdco II, LLC
Term Loan, 5.00%, Maturing February 8, 2019	7,068	7,045,921
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	22,700	22,217,912
Transfirst Holdings, Inc.
Term Loan, 4.25%, Maturing December 27, 2017	8,145	8,118,414
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	12,133	12,072,646
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020	50,766	48,100,630

		$485,817,543

Food Products — 4.4%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	45,417	$45,247,071
American Seafoods Group LLC
Term Loan, 4.50%, Maturing March 18, 2018	9,077	8,668,859
Big Heart Pet Brands
Term Loan, 3.50%, Maturing March 8, 2020	55,910	53,903,564

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Blue Buffalo Company, Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		25,449	$25,306,075
Charger OpCo B.V.
Term Loan, 3.50%, Maturing June 30, 2021	EUR	12,525	15,589,100
Term Loan, 3.50%, Maturing July 23, 2021		37,600	37,130,000
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019		10,196	10,204,431
CSM Bakery Solutions LLC
Term Loan, 5.00%, Maturing July 3, 2020		15	15,016
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		20,768	19,547,939
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018		12,208	12,116,192
Dole Food Company Inc.
Term Loan, 4.50%, Maturing November 1, 2018		19,867	19,825,504
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020		109,676	109,127,145
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		15,321	15,148,151
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		37,088	36,647,024
Term Loan, 3.75%, Maturing September 18, 2020		27,770	27,517,492
Meldrew Participations B.V.
Term Loan, 5.00%, Maturing October 31, 2019	EUR	11,361	13,240,118
Term Loan, 4.50%, (1.50% Cash, 3.00% PIK), Maturing October 31, 2023	EUR	7,100	8,111,948
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		100,070	98,168,710
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		12,103	11,890,952
Term Loan, 3.25%, Maturing April 29, 2020		23,564	23,155,017
Regentrealm Limited
Term Loan, 5.00%, Maturing July 29, 2020	GBP	9,603	15,367,159

			$605,927,467

Food Service — 2.9%
Aramark Services, Inc.
Term Loan, 3.66%, Maturing July 26, 2016		3,393	$3,369,826
Term Loan, 3.66%, Maturing July 26, 2016		13,242	13,150,547
ARG IH Corporation
Term Loan, 4.75%, Maturing November 15, 2020		4,838	4,833,144
Buffets, Inc.
Term Loan, 0.11%, Maturing April 22, 2015(3)		898	718,783
Term Loan, 15.00%, Maturing July 18, 2017(3)(14)		2,589	2,070,858
Term Loan, 15.00%, Maturing July 19, 2017(3)(14)		1,424	1,139,329

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
Burger King Corporation
Term Loan, 3.75%, Maturing September 28, 2019		24,745	$24,737,156
Term Loan - Second Lien, Maturing September 4, 2015(2)		17,040	17,038,296
CEC Entertainment Concepts, L.P.
Term Loan, 4.25%, Maturing February 14, 2021		14,229	13,789,793
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		9,750	9,676,946
Darling International Inc.
Term Loan, 3.50%, Maturing January 6, 2021	EUR	18,333	22,927,897
Dunkin’ Brands, Inc.
Term Loan, 3.25%, Maturing February 7, 2021		43,058	42,314,992
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		37,750	37,691,358
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018		13,141	12,582,291
P.F. Chang’s China Bistro Inc.
Term Loan, 4.25%, Maturing July 2, 2019		9,059	8,758,908
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		4,073	4,019,126
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019		107,289	107,132,231
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		99,239	77,087,263

			$403,038,744

Food / Drug Retailers — 2.3%
Albertson’s Holdings LLC
Term Loan, 4.00%, Maturing August 25, 2019		35,600	$35,574,048
Term Loan, 4.50%, Maturing August 25, 2021		14,200	14,218,730
Albertson’s, LLC
Term Loan, 4.75%, Maturing March 21, 2019		40,685	40,633,927
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019		52,318	51,173,312
New Albertson’s, Inc.
Term Loan, 4.75%, Maturing June 27, 2021		18,275	18,092,250
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019		4,606	4,623,272
Rite Aid Corporation
Term Loan, 3.50%, Maturing February 21, 2020		73,733	73,149,541
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		32,500	32,730,197
Supervalu Inc.
Term Loan, 4.50%, Maturing March 21, 2019		53,025	52,382,143

			$322,577,420

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care — 9.3%
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021		19,250	$19,161,604
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		39,167	39,074,325
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019		31,751	31,373,718
Amneal Pharmaceuticals LLC
Term Loan, 4.75%, Maturing November 1, 2019		10,098	10,088,569
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		30,684	30,798,671
ATI Holdings, Inc.
Term Loan, 5.00%, Maturing December 20, 2019		9,437	9,448,932
Biomet Inc.
Term Loan, 3.65%, Maturing July 25, 2017		76,176	76,032,956
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020		2,892	2,908,834
Term Loan, 6.50%, Maturing July 31, 2020		4,820	4,848,057
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020		1,339	1,332,796
CHG Healthcare Services Inc.
Term Loan, 4.25%, Maturing November 19, 2019		25,760	25,655,302
Community Health Systems, Inc.
Term Loan, 4.25%, Maturing January 27, 2021		78,375	78,546,591
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016		17,197	17,100,381
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021		16,200	16,038,000
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021		21,858	21,680,094
DJO Finance LLC
Term Loan, 4.25%, Maturing September 15, 2017		26,188	26,114,300
Drumm Investors LLC
Term Loan, 6.75%, Maturing May 4, 2018		9,423	9,513,125
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		71,137	70,726,033
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020		4,067	4,046,447
Term Loan, 4.75%, Maturing August 30, 2020	EUR	1,633	2,056,098
Term Loan, 4.75%, Maturing August 30, 2020	EUR	5,367	6,759,813
Term Loan, 4.25%, Maturing August 31, 2020		13,509	13,441,819
Generale De Sante
Term Loan, 3.51%, Maturing July 29, 2020	EUR	5,000	6,280,112
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019		39,402	39,525,382
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.15%, Maturing February 27, 2021		67,447	66,657,691

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
HCA, Inc.
Term Loan, 2.98%, Maturing May 1, 2018		3,450	$3,437,460
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018		22,317	22,337,849
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018		21,272	21,152,051
Term Loan, 7.75%, Maturing May 15, 2018		14,532	14,399,057
JLL/Delta Dutch Newco B.V.
Term Loan, 4.25%, Maturing March 11, 2021		20,723	20,190,190
Term Loan, 4.50%, Maturing March 11, 2021	EUR	2,070	2,586,004
Kindred Healthcare, Inc.
Term Loan, 4.00%, Maturing April 9, 2021		26,367	26,136,116
Kinetic Concepts, Inc.
Term Loan, 4.00%, Maturing May 4, 2018		54,092	53,788,085
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018		9,506	9,149,475
Mallinckrodt International Finance S.A.
Term Loan, 3.50%, Maturing March 19, 2021		14,371	14,257,196
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019		4,389	4,362,782
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing April 16, 2021		40,548	40,624,403
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		11,952	11,861,974
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		8,689	8,602,161
National Mentor Holdings, Inc.
Term Loan, 4.75%, Maturing January 31, 2021		10,219	10,154,759
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019		43,285	43,392,791
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020		30,271	30,242,886
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021		50,909	50,383,655
Pharmaceutical Product Development LLC
Term Loan, 4.00%, Maturing December 5, 2018		77,753	77,295,999
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020		28,957	28,667,741
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018		25,335	25,082,098
RegionalCare Hospital Partners, Inc.
Term Loan, 6.00%, Maturing April 19, 2019		8,379	8,394,711
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019		18,275	18,222,182

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Salix Pharmaceuticals, Ltd.
Term Loan, 4.25%, Maturing January 2, 2020		15,709	$15,721,540
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018		21,728	21,564,643
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 12, 2020		16,165	16,054,324
TriZetto Corporation
Term Loan, 4.75%, Maturing May 2, 2018		31,247	31,266,857
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019		17,935	17,554,025
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019		12,432	12,362,261

			$1,288,454,925

Home Furnishings — 0.5%
Interline Brands, Inc.
Term Loan, 4.00%, Maturing March 17, 2021		4,627	$4,529,394
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		47,345	46,983,011
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020		21,962	21,701,119

			$73,213,524

Industrial Equipment — 2.5%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		51,235	$48,673,659
Delachaux S.A.
Term Loan, Maturing September 25, 2021(2)		9,100	9,134,125
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		21,172	21,216,039
Filtration Group Corporation
Term Loan, 4.50%, Maturing November 21, 2020		5,062	5,049,096
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		27,690	27,316,838
Term Loan, 4.75%, Maturing July 30, 2020	EUR	6,513	8,168,786
Generac Power Systems, Inc.
Term Loan, 3.25%, Maturing May 31, 2020		9,659	9,459,731
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		43,390	42,719,099
Manitowoc Company, Inc. (The)
Term Loan, 3.25%, Maturing January 3, 2021		3,905	3,829,611
Milacron LLC
Term Loan, 4.00%, Maturing March 30, 2020		24,394	23,784,101
NN, Inc.
Term Loan, 6.00%, Maturing August 27, 2021		10,875	10,841,016

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019	13,860	$13,851,784
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020	59,001	58,226,288
Signode Industrial Group US Inc.
Term Loan, 4.00%, Maturing May 1, 2021	22,663	22,294,688
Spansion LLC
Term Loan, 3.75%, Maturing December 19, 2019	14,838	14,603,195
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 21, 2021	5,821	5,814,382
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019	14,364	14,197,505
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018	3,929	3,899,433
Virtuoso US LLC
Term Loan, 4.75%, Maturing February 11, 2021	8,283	8,218,665

		$351,298,041

Insurance — 2.6%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019	26,982	$26,611,014
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	6,733	6,732,000
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021	5,842	5,790,548
Asurion LLC
Term Loan, 5.00%, Maturing May 24, 2019	132,380	132,576,048
Term Loan, 4.25%, Maturing July 8, 2020	3,573	3,527,982
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	20,075	20,445,143
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020	16,351	14,798,032
CNO Financial Group, Inc.
Term Loan, 3.75%, Maturing September 20, 2018	19,355	19,221,082
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	17,684	17,330,666
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020	4,700	4,710,284
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020	57,459	56,726,163
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	59,260	58,667,378

		$367,136,340

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 3.0%
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	36,248	$35,776,776
Bally Technologies, Inc.
Term Loan, 4.25%, Maturing November 25, 2020	22,895	22,838,174
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	46,083	45,368,674
ClubCorp Club Operations, Inc.
Term Loan, 4.50%, Maturing July 24, 2020	15,701	15,590,217
Dave & Buster’s, Inc.
Term Loan, 4.50%, Maturing July 25, 2020	426	425,577
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	16,923	16,923,337
Equinox Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2020	15,005	14,874,140
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	6,593	6,562,262
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	4,683	4,639,184
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	40,009	39,533,131
Merlin Entertainment Group Luxembourg 2 S.a.r.l.
Term Loan, 3.41%, Maturing June 28, 2019	13,733	13,688,837
Nord Anglia Education Finance LLC
Term Loan, 4.50%, Maturing March 31, 2021	16,534	16,388,894
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	14,755	14,557,871
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	34,036	32,657,452
Six Flags Theme Parks, Inc.
Term Loan, 3.50%, Maturing December 20, 2018	7	6,916
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 31, 2018(3)	6,209	434,606
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020	36,501	35,953,458
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	2,970	2,964,431
Town Sports International Inc.
Term Loan, 4.50%, Maturing November 16, 2020	29,055	24,212,855
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020	4,873	4,788,099
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020	9,200	9,154,000
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	27,473	26,654,039

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Zuffa LLC
Term Loan, 3.75%, Maturing February 25, 2020		36,751	$35,909,047

			$419,901,977

Lodging and Casinos — 3.3%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017		4,660	$4,661,941
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021		45,425	45,141,094
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022		12,200	12,332,163
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		11,615	11,533,095
Caesars Entertainment Operating Company
Revolving Loan, 4.94%, Maturing January 27, 2017(4)		15,000	13,500,000
Term Loan, 6.99%, Maturing March 1, 2017		25,675	23,068,503
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		14,503	14,437,510
Four Seasons Holdings Inc.
Term Loan, 3.50%, Maturing June 27, 2020		9,775	9,689,717
Gala Group Ltd.
Term Loan, 5.51%, Maturing May 28, 2018	GBP	48,838	77,949,542
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		3,119	3,148,171
Term Loan, 5.50%, Maturing November 21, 2019		7,278	7,345,733
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		102,512	101,646,950
La Quinta Intermediate Holdings LLC
Term Loan, 4.00%, Maturing April 14, 2021		3,351	3,327,839
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		35,758	35,384,143
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		12,431	12,310,821
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 6, 2019		6,737	6,652,627
Scandic Hotels Holding AB
Term Loan, 4.40%, Maturing January 27, 2017	EUR	4,725	5,905,791
Term Loan, 4.40%, Maturing January 27, 2017	EUR	4,725	5,905,791
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020		65,307	65,133,046
Tropicana Entertainment Inc.
Term Loan, 4.00%, Maturing November 27, 2020		3,299	3,241,354

			$462,315,831

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 1.4%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	18,865	$16,444,189
Arch Coal Inc.
Term Loan, 6.25%, Maturing May 16, 2018	40,536	36,004,335
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	28,878	28,823,355
Murray Energy Corporation
Term Loan, 5.25%, Maturing December 5, 2019	27,313	27,107,904
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	6,468	6,310,438
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	26,293	26,082,350
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	9,693	9,571,747
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	12,825	12,568,500
United Central Industrial Supply Company, L.L.C.
Term Loan, 7.50%, Maturing October 9, 2018	6,347	6,354,854
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	2,000	1,980,000
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	30,442	26,408,310

		$197,655,982

Oil and Gas — 4.2%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	42,292	$42,146,641
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020	19,167	19,262,966
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	32,673	32,652,985
Citgo Petroleum Corporation
Revolving Loan, Maturing July 23, 2019(2)	12,500	12,250,000
Term Loan, 4.50%, Maturing July 29, 2021	16,250	16,273,692
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	12,139	12,144,137
Drillships Ocean Ventures Inc.
Term Loan, 5.50%, Maturing July 25, 2021	17,606	16,945,655
Energy Transfer Equity, L.P.
Term Loan, 3.25%, Maturing December 2, 2019	31,400	30,978,078
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	18,524	18,157,125
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	12,176	11,768,209

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	17,189	$16,705,195
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	101,073	99,531,692
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	9,993	9,942,903
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	14,450	13,510,750
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	5,811	5,796,004
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	18,250	16,972,500
Seadrill Partners Finco LLC
Term Loan, 4.00%, Maturing February 21, 2021	80,505	76,407,737
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 16, 2020	671	646,027
Term Loan, 4.25%, Maturing December 16, 2020	1,800	1,732,231
Term Loan, 4.25%, Maturing December 16, 2020	12,938	12,452,484
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	2,527	2,449,393
Term Loan, 4.25%, Maturing October 1, 2019	4,137	4,010,102
Term Loan, 4.25%, Maturing October 1, 2019	31,219	30,263,041
Tallgrass Operations, LLC
Term Loan, 3.75%, Maturing November 13, 2017	12,347	12,304,598
Term Loan, 4.25%, Maturing November 13, 2018	19,068	19,027,281
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	53,412	51,953,856

		$586,285,282

Publishing — 2.9%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019	11,795	$11,812,573
Ascend Learning, LLC
Term Loan, 6.00%, Maturing July 31, 2019	24,366	24,502,933
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	112,045	105,777,771
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	30,169	30,206,787
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	103,826	100,451,956
McGraw-Hill Global Education Holdings, LLC
Term Loan, 5.75%, Maturing March 22, 2019	10,452	10,488,148
Media General, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	19,727	19,640,432

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018		9,313	$9,353,652
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020		6,045	5,965,289
Nelson Education Ltd.
Term Loan, 6.75%, Maturing July 3, 2014(5)		259	214,226
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 3, 2019		10,717	10,730,146
ProQuest LLC
Term Loan, Maturing October 24, 2021(2)		8,850	8,851,841
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020		20,549	20,587,191
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 16, 2021	EUR	3,218	4,031,006
Term Loan, 4.75%, Maturing August 16, 2021		17,648	17,545,153
Trader Media Corporation Limited
Term Loan, 4.75%, Maturing June 8, 2017	GBP	12,529	19,958,874
Term Loan, 5.00%, Maturing December 8, 2017	GBP	2,000	3,195,735

			$403,313,713

Radio and Television — 2.2%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020		7,225	$7,206,937
Block Communications, Inc.
Term Loan, Maturing October 21, 2021(2)		3,550	3,552,219
Clear Channel Communications, Inc.
Term Loan, 3.80%, Maturing January 29, 2016		2,563	2,545,334
Term Loan, 6.90%, Maturing January 30, 2019		16,740	15,856,748
Term Loan, 7.65%, Maturing July 30, 2019		5,384	5,216,896
Cumulus Media Holdings Inc.
Term Loan, 4.25%, Maturing December 23, 2020		79,506	78,482,190
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018		8,273	8,273,406
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 29, 2020		22,229	21,673,194
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021		5,062	5,016,964
Hubbard Radio, LLC
Term Loan, 4.50%, Maturing April 29, 2019		7,675	7,643,924
LIN Television Corporation
Term Loan, 4.00%, Maturing December 21, 2018		23,213	23,126,001
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		11,067	10,915,092

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		12,550	$12,377,887
Radio One, Inc.
Term Loan, 7.50%, Maturing March 31, 2016		9,555	9,626,796
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		9,045	8,976,914
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017		11,330	11,197,984
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		14,225	14,002,734
Tyrol Acquisitions 2 SAS
Term Loan, 4.01%, (3.01% Cash, 1.00% PIK), Maturing January 29, 2016	EUR	3,176	3,860,691
Term Loan, 4.01%, (3.01% Cash, 1.00% PIK), Maturing January 29, 2016	EUR	3,176	3,860,691
Term Loan, 4.01%, (3.01% Cash, 1.00% PIK), Maturing January 29, 2016	EUR	4,777	5,801,906
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 1, 2020		10,648	10,543,268
Term Loan, 4.00%, Maturing March 1, 2020		43,074	42,701,112

			$312,458,888

Retailers (Except Food and Drug) — 5.9%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		31,656	$31,428,984
B&M Retail Limited
Term Loan, 4.32%, Maturing May 21, 2019	GBP	6,850	10,815,495
Term Loan, 4.32%, Maturing April 28, 2020	GBP	5,450	8,662,788
B.C. Unlimited Liability Company
Term Loan, 4.50%, Maturing October 27, 2021		103,900	103,979,380
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019		41,843	41,398,461
CDW LLC
Term Loan, 3.25%, Maturing April 29, 2020		52,948	51,875,597
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		15,001	14,653,615
Douglas Holding AG
Term Loan, 3.95%, Maturing December 12, 2019	EUR	5,961	7,491,694
Term Loan, 4.31%, Maturing June 12, 2020	EUR	3,300	4,145,734
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		10,448	10,395,374
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		19,997	20,021,871
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020		66,068	66,264,281

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		44,432	$43,087,805
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		29,024	27,935,513
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		26,750	26,716,563
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		45,827	45,125,420
Term Loan, 4.00%, Maturing January 28, 2020		10,623	10,503,862
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		64,954	64,036,110
Party City Holdings Inc.
Term Loan, 4.00%, Maturing July 27, 2019		40,888	40,146,660
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		5,011	4,991,960
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		30,068	29,858,112
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		10,398	8,838,088
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		9,850	9,776,435
Pilot Travel Centers LLC
Term Loan, 4.25%, Maturing October 1, 2021		32,325	32,420,973
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		9,925	9,726,623
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019		44,144	43,775,929
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		29,255	27,883,195
Vivarte SA
Term Loan, 5.01%, (1.26% Cash, 3.75% PIK), Maturing October 29, 2020(12)	EUR	9,812	10,866,741
Term Loan, 11.01%, (4.01% Cash, 7.00% PIK), Maturing July 24, 2019(13)	EUR	5,311	6,927,400
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		5,508	5,205,265

			$818,955,928

Steel — 1.6%
Essar Steel Algoma, Inc.
Term Loan, 10.25%, Maturing November 15, 2014		4,504	$4,520,672
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019		134,751	131,694,933

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel (continued)
JFB Firth Rixson Inc.
Term Loan, 4.25%, Maturing June 30, 2017		10,909	$10,886,435
Term Loan, 5.00%, Maturing June 30, 2017	GBP	11,338	18,132,261
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017		23,552	23,281,838
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		8,941	8,903,821
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018		11,712	11,379,678
Waupaca Foundry, Inc.
Term Loan, 4.00%, Maturing June 29, 2017		19,397	19,364,667

			$228,164,305

Surface Transport — 0.7%
Hertz Corporation (The)
Term Loan, 3.00%, Maturing March 11, 2018		15,443	$15,068,697
Term Loan, 3.75%, Maturing March 11, 2018		29,150	29,004,250
Term Loan, 3.75%, Maturing March 12, 2018		24,759	24,550,108
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021		35,323	34,792,663

			$103,415,718

Telecommunications — 1.9%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019		136,259	$135,406,985
IPC Systems, Inc.
Term Loan, 6.00%, Maturing November 8, 2020		20,150	20,155,807
SBA Senior Finance II LLC
Term Loan, 3.25%, Maturing March 24, 2021		12,214	12,020,923
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019		12,068	11,955,047
Term Loan, 4.00%, Maturing April 23, 2019		31,629	31,154,497
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019		51,285	50,632,868

			$261,326,127

Utilities — 1.6%
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 3, 2020		16,096	$15,673,723
Term Loan, 3.25%, Maturing January 31, 2022		5,863	5,716,800
Calpine Corporation
Term Loan, 4.00%, Maturing April 1, 2018		9,460	9,399,603
Term Loan, 4.00%, Maturing April 1, 2018		31,749	31,590,747

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Calpine Corporation (continued)
Term Loan, 4.00%, Maturing October 9, 2019	1,400	$1,387,472
Term Loan, 4.00%, Maturing October 30, 2020	6,699	6,638,960
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	17,372	17,295,941
EFS Cogen Holdings I LLC
Term Loan, 3.75%, Maturing December 17, 2020	9,950	9,918,932
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	6,958	6,970,608
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 21, 2018	10,072	10,036,621
Term Loan, 4.25%, Maturing December 31, 2019	11,057	11,019,859
Granite Acquisition Inc.
Term Loan, Maturing October 15, 2021(2)	1,707	1,714,364
Term Loan, Maturing October 15, 2021(2)	38,793	38,962,823
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	8,785	8,746,484
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	251	245,667
Term Loan, 4.25%, Maturing May 6, 2020	4,707	4,600,762
Southcross Holdings Borrower LP
Term Loan, 6.00%, Maturing August 4, 2021	6,633	6,571,187
TerraForm Power Operating, LLC
Term Loan, 4.75%, Maturing July 23, 2019	4,040	4,049,975
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	21,600	21,667,500
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	7,369	7,327,860

		$219,535,888

Total Senior Floating-Rate Interests (identified cost $13,041,751,051)		$12,811,748,898

Corporate Bonds & Notes — 4.3%

Security	Principal Amount* (000’s omitted)	Value

Building and Development — 0.0%(6)
Calcipar SA
6.875%, 5/1/18(7)	4,000	$4,160,000

		$4,160,000

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.4%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(7)		9,000	$9,427,500
5.625%, 4/15/23(7)	EUR	5,000	6,821,836
Virgin Media Secured Finance PLC
5.375%, 4/15/21(7)		12,025	12,536,063
6.00%, 4/15/21(7)	GBP	12,350	20,746,092
5.50%, 1/15/25(7)		10,950	11,333,250

			$60,864,741

Chemicals and Plastics — 0.5%
Hexion US Finance Corp.
6.625%, 4/15/20		16,525	$16,607,625
Ineos Finance PLC
7.25%, 2/15/19(7)(8)	EUR	8,000	10,325,957
8.375%, 2/15/19(7)		15,250	16,412,812
7.50%, 5/1/20(7)		14,525	15,596,219
Polymer Group, Inc.
7.75%, 2/1/19		4,500	4,702,500
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19		10,497	11,126,820

			$74,771,933

Containers and Glass Products — 0.4%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		44,500	$46,502,500
Smurfit Kappa Acquisitions
4.875%, 9/15/18(7)		4,925	5,097,375

			$51,599,875

Ecological Services and Equipment — 0.1%
Tervita Corp.
8.00%, 11/15/18(7)		3,000	$2,895,000
9.00%, 11/15/18(7)	CAD	4,500	3,872,943

			$6,767,943

Entertainment — 0.2%
Vougeot Bidco PLC
5.332%, 7/15/20(7)(8)	EUR	18,625	$23,001,492

			$23,001,492

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.0%(6)
International Lease Finance Corp.
6.75%, 9/1/16(7)		2,325	$2,476,125
7.125%, 9/1/18(7)		2,325	2,638,875

			$5,115,000

Financial Intermediaries — 0.2%
First Data Corp.
6.75%, 11/1/20(7)		10,952	$11,746,020
UPCB Finance II, Ltd.
6.375%, 7/1/20(7)	EUR	6,500	8,583,295
UPCB Finance III, Ltd.
6.625%, 7/1/20(7)		9,000	9,517,500

			$29,846,815

Food Products — 0.4%
Dole Food Co., Inc.
7.25%, 5/1/19(7)		18,000	$18,157,500
HJ Heinz Co.
4.25%, 10/15/20		8,000	8,098,400
Picard Groupe SA
4.336%, 8/1/19(7)(8)	EUR	7,500	9,427,761
Stretford 79 PLC
4.81%, 7/15/20(7)(8)	GBP	9,575	13,801,349
6.25%, 7/15/21(7)	GBP	7,000	9,462,229

			$58,947,239

Health Care — 0.7%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		37,625	$39,224,062
5.125%, 8/1/21		7,500	7,875,000
HCA, Inc.
4.75%, 5/1/23		11,975	12,199,531
inVentiv Health, Inc.
9.00%, 1/15/18(7)		15,375	16,028,438
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,468,750
4.375%, 10/1/21		12,200	12,184,750

			$100,980,531

Industrial Equipment — 0.0%(6)
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(9)		1,035	$733,294

			$733,294

Security		Principal Amount* (000’s omitted)	Value

Insurance — 0.2%
CNO Financial Group, Inc.
6.375%, 10/1/20(7)		9,800	$10,461,500
Galaxy Bidco, Ltd.
5.56%, 11/15/19(7)(8)	GBP	2,500	3,923,266
Towergate Finance PLC
6.053%, 2/15/18(7)(8)	GBP	9,950	13,370,297

			$27,755,063

Leisure Goods / Activities / Movies — 0.1%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.
5.00%, 8/1/18(7)		3,000	$3,090,000
National CineMedia, LLC
6.00%, 4/15/22		8,250	8,394,375

			$11,484,375

Lodging and Casinos — 0.3%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20		25,250	$19,063,750
9.00%, 2/15/20		6,175	4,693,000
9.00%, 2/15/20		14,975	11,306,125

			$35,062,875

Oil and Gas — 0.1%
Citgo Petroleum Corp.
6.25%, 8/15/22(7)		11,500	$11,758,750

			$11,758,750

Radio and Television — 0.1%
Clear Channel Communications, Inc.
9.00%, 12/15/19		8,994	$9,123,289
Univision Communications, Inc.
6.75%, 9/15/22(7)		8,140	9,076,100

			$18,199,389

Telecommunications — 0.4%
Hughes Satellite Systems Corp.
6.50%, 6/15/19		8,500	$9,243,750
Sunrise Communications International SA
4.832%, 12/31/17(7)(8)	EUR	3,000	3,778,248
Virgin Media Secured Finance PLC
5.50%, 1/15/25(7)	GBP	7,000	11,399,466

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Wind Acquisition Finance SA
5.338%, 4/30/19(7)(8)	EUR	7,775	$9,801,701
6.50%, 4/30/20(7)		7,375	7,697,656
4.082%, 7/15/20(7)(8)	EUR	7,450	9,216,935

			$51,137,756

Utilities — 0.2%
Calpine Corp.
6.00%, 1/15/22(7)		3,000	$3,247,500
7.875%, 1/15/23(7)		20,860	23,206,750
5.875%, 1/15/24(7)		5,000	5,400,000

			$31,854,250

Total Corporate Bonds & Notes (identified cost $603,800,188)			$604,041,321

Asset-Backed Securities — 0.7%

Security		Principal Amount (000’s omitted)	Value
Apidos CLO XIV, Series 2013-14A, Class C1, 3.081%, 4/15/25(7)(8)		$5,600	$5,386,248
Apidos CLO XIV, Series 2013-14A, Class D, 3.731%, 4/15/25(7)(8)		7,000	6,622,364
Apidos CLO XIV, Series 2013-14A, Class E, 4.631%, 4/15/25(7)(8)		3,500	3,041,248
Ares XXVIII CLO, Ltd., Series 2013-3A, Class C1, 2.978%, 10/17/24(7)(8)		3,000	2,867,856
Ares XXVIII CLO, Ltd., Series 2013-3A, Class D, 3.728%, 10/17/24(7)(8)		3,000	2,812,677
Ares XXVIII CLO, Ltd., Series 2013-3A, Class E, 5.128%, 10/17/24(7)(8)		3,000	2,688,168
Avery Point II CLO, Ltd., Series 2013-2A, Class C1, 2.978%, 7/17/25(7)(8)		4,000	3,865,348
Avery Point II CLO, Ltd., Series 2013-2A, Class D, 3.678%, 7/17/25(7)(8)		3,330	3,158,651
Avery Point II CLO, Ltd., Series 2013-2A, Class E, 4.478%, 7/17/25(7)(8)		3,330	2,959,471
Babson CLO, Ltd., Series 2013-IA, Class C, 2.931%, 4/20/25(7)(8)		7,175	6,944,159
Babson CLO, Ltd., Series 2013-IA, Class D, 3.731%, 4/20/25(7)(8)		5,600	5,338,402
Babson CLO, Ltd., Series 2013-IA, Class E, 4.631%, 4/20/25(7)(8)		3,525	3,141,695
Birchwood Park CLO, Ltd., Series 2014-1A, Class C1, 3.334%, 7/15/26(7)(8)		3,500	3,437,630

Security	Principal Amount (000’s omitted)	Value

Birchwood Park CLO, Ltd., Series 2014-1A, Class E1, 5.334%, 7/15/26(7)(8)	$3,500	$3,144,445
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class B, 2.881%, 7/15/25(7)(8)	5,000	4,802,385
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class C, 3.631%, 7/15/25(7)(8)	3,000	2,836,527
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class D, 4.831%, 7/15/25(7)(8)	2,400	2,147,858
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A3L, 2.934%, 8/15/25(7)(8)	3,250	3,135,135
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1L, 3.434%, 8/15/25(7)(8)	1,400	1,306,180
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B2L, 4.134%, 8/15/25(7)(8)	925	778,198
Madison Park Funding XII, Ltd., Series 2014-12A, Class C, 3.331%, 7/20/26(7)(8)	3,250	3,200,324
Madison Park Funding XII, Ltd., Series 2014-12A, Class D, 3.731%, 7/20/26(7)(8)	3,250	3,096,922
Madison Park Funding XII, Ltd., Series 2014-12A, Class E, 5.331%, 7/20/26(7)(8)	3,250	2,979,168
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.931%, 4/20/25(7)(8)	6,325	6,111,936
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.731%, 4/20/25(7)(8)	6,950	6,620,633

Total Asset-Backed Securities (identified cost $95,224,478)		$92,423,628

Common Stocks — 0.2%

Security	Shares	Value

Aerospace and Defense — 0.0%(6)
IAP Worldwide Services, LLC(3)(9)(10)	950	$904,573

		$904,573

Automotive — 0.1%
Dayco Products, LLC(9)	88,506	$4,668,692

		$4,668,692

Food Products — 0.0%
Staunton Luxco S.C.A.(3)(9)(10)	133,490	$0
Staunton Topco, Ltd.(3)(9)(10)	161,890	0

		$0

Food Service — 0.0%(6)
Buffets Restaurants Holdings, Inc.(3)(9)(10)	329,120	$134,939

		$134,939

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Home Furnishings — 0.0%(6)
Sanitec Europe Oy B Units(3)(9)	242,178	$559,353
Sanitec Europe Oy E Units(3)(9)(10)	230,960	0
Sanitec Europe Oy E1 Units(3)(9)(10)	332,005	766,824

		$1,326,177

Lodging and Casinos — 0.0%(6)
Affinity Gaming, LLC(3)(9)(10)	206,125	$1,958,190

		$1,958,190

Publishing — 0.1%
ION Media Networks, Inc.(3)(9)	28,605	$9,615,571
MediaNews Group, Inc.(9)(10)	162,730	5,424,326

		$15,039,897

Total Common Stocks (identified cost $9,440,320)		$24,032,468

Preferred Stocks — 0.0%

Security	Shares	Value

Food Products — 0.0%
Staunton Luxco S.C.A.(3)(9)(10)	13,491	$0

		$0

Total Preferred Stocks (identified cost $0)		$0

Warrants — 0.0%

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%
Vivarte Luxco(3)(9)(10)	104,081	$0

		$0

Total Warrants (identified cost $0)		$0

Short-Term Investments — 1.0%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(11)	$139,485	$139,484,590

Total Short-Term Investments (identified cost $139,484,590)		$139,484,590

Total Investments — 98.3% (identified cost $13,889,700,627)		$13,671,730,905

Less Unfunded Loan Commitments — (0.5)%		$(70,702,881)

Net Investments — 97.8% (identified cost $13,818,997,746)		$13,601,028,024

Other Assets, Less Liabilities — 2.2%		$300,186,558

Net Assets — 100.0%		$13,901,214,582

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PIK	–	Payment In Kind
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2014, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)	The issuer is in default on the payment of principal but continues to pay interest.

(6)	Amount is less than 0.05%.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $461,917,428 or 3.3% of the Portfolio’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Portfolio of Investments — continued

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(10)	Non-income producing security.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

(12)	Includes Vivarte Class A and Class B shares and Luxco ordinary shares that trade with the loan.

(13)	Includes new money preferred shares that trade with the loan.

(14)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $13,679,513,156)	$13,461,543,434
Affiliated investment, at value (identified cost, $139,484,590)	139,484,590
Cash	38,166,109
Restricted cash*	1,890,000
Foreign currency, at value (identified cost, $43,867,354)	43,873,404
Interest and dividends receivable	55,372,846
Interest receivable from affiliated investment	83,827
Receivable for investments sold	301,115,093
Receivable for open forward foreign currency exchange contracts	16,677,504
Prepaid expenses	1,003,628
Total assets	$14,059,210,435

Liabilities
Cash collateral due to broker	$1,310,000
Payable for investments purchased	150,266,562
Payable to affiliates:
Investment adviser fee	5,859,735
Trustees’ fees	5,667
Accrued expenses	553,889
Total liabilities	$157,995,853
Net Assets applicable to investors’ interest in Portfolio	$13,901,214,582

Sources of Net Assets
Investors’ capital	$14,099,154,786
Net unrealized depreciation	(197,940,204)
Total	$13,901,214,582

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income (net of foreign taxes, $33,331)	$726,041,089
Dividends	3,058,522
Interest allocated from affiliated investment	1,059,262
Expenses allocated from affiliated investment	(130,399)
Total investment income	$730,028,474

Expenses
Investment adviser fee	$79,300,000
Trustees’ fees and expenses	68,000
Custodian fee	3,447,541
Legal and accounting services	1,054,731
Miscellaneous	2,285,651
Total expenses	$86,155,923
Deduct —
Reduction of custodian fee	$110
Total expense reductions	$110

Net expenses	$86,155,813

Net investment income	$643,872,661

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$21,516,706
Investment transactions allocated from affiliated investment	11,173
Foreign currency and forward foreign currency exchange contract transactions	7,830,659
Net realized gain	$29,358,538
Change in unrealized appreciation (depreciation) —
Investments	$(324,635,534)
Foreign currency and forward foreign currency exchange contracts	29,109,139
Net change in unrealized appreciation (depreciation)	$(295,526,395)

Net realized and unrealized loss	$(266,167,857)

Net increase in net assets from operations	$377,704,804

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$643,872,661	$541,169,673
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	29,358,538	23,225,622
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(295,526,395)	56,691,655
Net increase in net assets from operations	$377,704,804	$621,086,950
Capital transactions —
Contributions	$1,479,393,522	$7,344,492,544
Withdrawals	(4,603,926,112)	(750,377,952)
Net increase (decrease) in net assets from capital transactions	$(3,124,532,590)	$6,594,114,592

Net increase (decrease) in net assets	$(2,746,827,786)	$7,215,201,542

Net Assets
At beginning of year	$16,648,042,368	$9,432,840,826
At end of year	$13,901,214,582	$16,648,042,368

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.52%	0.52%	0.54%	0.54%	0.57%
Net investment income	3.89%	4.14%	4.72%	4.31%	4.43%
Portfolio Turnover	34%	32%	42%	56%	39%
Total Return	2.23%	5.08%	7.67%	4.30%	10.51%
Net assets, end of year (000’s omitted)	$13,901,215	$16,648,042	$9,432,841	$9,694,334	$6,496,896

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Floating-Rate Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Short Duration Real Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 84.7%, less than 0.05%, 14.5%, 0.3%, 0.1% and 0.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under

44

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Notes to Financial Statements — continued

the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

45

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Notes to Financial Statements — continued

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion, 0.450% from $10 billion up to $15 billion, 0.4375% from $15 billion up to $20 billion, 0.4275% from $20 billion up to $25 billion and 0.420% of average daily net assets of $25 billion or more, and is payable monthly. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $79,300,000 or 0.48% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $5,375,378,464 and $7,672,280,899, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$13,819,675,934

Gross unrealized appreciation	$63,736,566
Gross unrealized depreciation	(282,384,476)

Net unrealized depreciation	$(218,647,910)

46

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Notes to Financial Statements — continued

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

11/28/14	British Pound Sterling 3,482,500	United States Dollar 5,618,429	Goldman Sachs International	$48,559	$—	$48,559
11/28/14	British Pound Sterling 22,122,219	United States Dollar 36,678,086	JPMorgan Chase Bank, N.A.	1,296,063	—	1,296,063
11/28/14	Canadian Dollar 37,754,237	United States Dollar 34,706,327	JPMorgan Chase Bank, N.A.	1,228,592	—	1,228,592
11/28/14	Euro 118,017,456	United States Dollar 155,760,029	Goldman Sachs International	7,843,783	—	7,843,783
12/31/14	British Pound Sterling 58,065,467	United States Dollar 94,545,968	Goldman Sachs International	1,700,362	—	1,700,362
12/31/14	Euro 145,509,042	United States Dollar 184,745,555	HSBC Bank USA, N.A.	2,334,041	—	2,334,041
1/30/15	British Pound Sterling 70,898,200	United States Dollar 114,329,019	HSBC Bank USA, N.A.	993,247	—	993,247
1/30/15	Euro 106,159,618	United States Dollar 134,345,527	State Street Bank and Trust Company	1,232,857	—	1,232,857

				$16,677,504	$—	$16,677,504

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2014, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

47

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2014.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$16,677,504	(1)	$—

Total Derivatives subject to master netting or similar agreements	$16,677,504		$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$9,592,704	$—	$(9,592,704)	$—	$—
HSBC Bank USA, N.A.	3,327,288	—	(3,327,288)	—	—
JPMorgan Chase Bank, N.A.	2,524,655	—	—	(1,310,000)	1,214,655
State Street Bank and Trust Company	1,232,857	—	—	—	1,232,857

	$16,677,504	$—	$(12,919,992)	$(1,310,000)	$2,447,512

(a)	In some instances, the actual collateral received may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$18,198,050	$26,253,328

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2014, which is indicative of the volume of this derivative type, was approximately $1,243,926,000.

48

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $1.4 billion unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Name Change

Effective April 2, 2014, the name of Eaton Vance Floating Rate Portfolio was changed from Floating Rate Portfolio.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

49

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Notes to Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$12,730,778,853	$10,267,164	$12,741,046,017
Corporate Bonds & Notes	—	603,308,027	733,294	604,041,321
Asset-Backed Securities	—	92,423,628	—	92,423,628
Common Stocks	—	10,093,018	13,939,450	24,032,468
Preferred Stocks	—	—	0	0
Warrants	—	—	0	0
Short-Term Investments	—	139,484,590	—	139,484,590

Total Investments	$—	$13,576,088,116	$24,939,908	$13,601,028,024

Forward Foreign Currency Exchange Contracts	—	16,677,504	—	16,677,504

Total	$—	$13,592,765,620	$24,939,908	$13,617,705,528

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented.

At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

50

Eaton Vance

Floating Rate Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio) (the “Portfolio”), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating Rate Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

51

Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Floating Rate Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Floating-Rate & High Income Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	265,359,463	2,109,938
Cynthia E. Frost	265,407,201	2,062,201
George J. Gorman	265,128,673	2,340,729
Valerie A. Mosley	265,235,250	2,234,151
Harriett Tee Taggart	265,349,327	2,120,075

Each nominee was also elected a Trustee of Eaton Vance Floating Rate Portfolio.

(1)	Excludes fractional shares.

Eaton Vance Floating Rate Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	99.16%	0.84%
Cynthia E. Frost	99.11%	0.89%
George J. Gorman	99.14%	0.86%
Valerie A. Mosley	99.09%	0.91%
Harriett Tee Taggart	99.16%	0.84%

52

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Eaton Vance Floating Rate Portfolio (FRP), High Income Opportunities Portfolio (HIOP) and Short Duration High Income Portfolio (SDHIP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

53

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of each Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of FRP	1996	Vice President of EVM and BMR.

Michael W. Weilheimer 1961	President of BIP, HIOP and SDHIP	1995	Vice President of EVM and BMR.

54

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

55

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

56

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811 10.31.14

Eaton Vance

Global Dividend Income Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Special Meeting of Shareholders	29

Management and Organization	30

Important Notices	33

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2014, most major equity markets worldwide vacillated between optimism and concern — optimism that a modest global economic recovery was continuing and concern that slowing growth in some regions, particularly Europe and China, might derail that recovery. In the European Union, growth appeared to stall and Germany, one of the world’s leading exporters, experienced negative GDP growth in the second quarter of 2014. China, meanwhile, saw third-quarter 2014 GDP growth fall to 7.3%, its slowest quarterly pace in five years.

On the positive side, falling oil prices, brought on by increased supply and weaker global demand, helped boost consumer spending and most market sectors, with the exception of energy. Expanding supply, especially in the U.S., helped blunt the impact that geopolitical turmoil in the Middle East and Ukraine/Russia might otherwise have had on oil prices.

In terms of specific index returns, U.S. market results during the period seemed to decouple from much of the rest of the world. The MSCI World Index2, a proxy for global equities, rose 8.67% for the 12-month period, powered mainly by U.S. growth — whereas the MSCI World ex USA Index lost 0.15% for the same period. The MSCI EAFE Index of developed-market international equities fell 0.60%, due largely to weakness in European stocks and the decline of the euro against the dollar. The MSCI Emerging Markets Index, meanwhile, eked out a slight 0.64% gain. In the U.S., the Dow Jones Industrial Average advanced 14.48%, while the broader U.S. market, as represented by the S&P 500 Index, gained 17.27%.

Fund Performance

For the 12-month period ended October 31, 2014, Eaton Vance Global Dividend Income Fund (the Fund) had a total return of 8.65% for Class A shares at net asset value (NAV), performing essentially in line with the 8.67% return of the Fund’s benchmark, the MSCI World Index (the Index).

The Fund’s preferred allocation aided Fund performance versus the Index for the 12-month period. Preferred securities, being interest-rate-sensitive, were positively impacted by falling rates during the period and by investors’ search for higher-yielding securities in a low-yield environment. As of period end, the Fund had 10.38% of its total investments in preferred securities (i.e., preferred stocks and corporate bonds and notes).

In the Fund’s common stock allocation, stock selection in the health care, utilities and industrials sectors contributed to Fund performance versus the Index, as did stock selection and an underweight position in the poor-performing materials sector.

Within health care, the Fund’s holding in biotechnology firm Gilead Sciences, Inc. boosted performance versus the Index, as Gilead’s stock rose on anticipation of future earnings from products in its development pipeline. In the pharmaceuticals subsector, the Fund benefited from its overweight in Chugai Pharmaceutical Co., Ltd., which saw solid growth in tailor made cancer therapies and strong interest from a potential takeover suitor. Elsewhere in pharmaceuticals, the Fund’s out-of-Index holding in Shire PLC ADR performed well on merger speculation and was subsequently sold out of the Fund. In the utilities sector, the Fund’s overweights in regulated utilities National Grid PLC and Sempra Energy benefited from many investors’ demand for historically stable, higher-yielding securities — characteristics generally associated with regulated utilities stocks.

In contrast, stock selection in the energy, telecommunication services, consumer discretionary and consumer staples sectors detracted from the Fund’s performance relative to the Index. In the energy sector, the Fund’s overweight positions in oil exploration and production firms Statoil ASA and Devon Energy Corp. dragged on relative performance versus the Index, as both companies’ profits were hurt by falling oil prices. In the telecommunication services sector, overweighting the weak-performing wireless telecommunication services industry detracted from Fund performance versus the Index for the 12-month period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Performance2,3

Portfolio Managers Walter A. Row, III, CFA, CMT, Michael A. Allison, CFA and John H. Croft, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/30/2005	11/30/2005	8.65%	9.31%	4.27%
Class A with 5.75% Maximum Sales Charge	—	—	2.35	8.04	3.58
Class C at NAV	11/30/2005	11/30/2005	7.93	8.50	3.47
Class C with 1% Maximum Sales Charge	—	—	6.93	8.50	3.47
Class I at NAV	01/31/2006	11/30/2005	8.98	9.59	4.54
Class R at NAV	01/31/2006	11/30/2005	8.50	9.04	4.03
MSCI World Index	—	—	8.67%	11.40%	5.92%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
		1.26%	2.01%	1.01%	1.51%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	11/30/2005	$13,562	N.A.
Class I	$250,000	11/30/2005	$371,398	N.A.
Class R	$10,000	11/30/2005	$14,225	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Common Stock Holdings (% of total investments)

Google, Inc., Class C	2.3%

Apple, Inc.	2.1

Gilead Sciences, Inc.	1.7

Discover Financial Services	1.7

Corning, Inc.	1.6

Chevron Corp.	1.6

British American Tobacco PLC	1.6

Roche Holding AG PC	1.6

NIKE, Inc., Class B	1.6

Occidental Petroleum Corp.	1.5

Total	17.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. The MSCI World ex USA Index is an unmanaged index of large-cap and mid-cap equity securities across the developed markets, excluding the U.S. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging-markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,021.60	$6.32	1.24%
Class C	$1,000.00	$1,018.20	$10.12	1.99%
Class I	$1,000.00	$1,023.00	$5.05	0.99%
Class R	$1,000.00	$1,020.20	$7.59	1.49%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$6.31	1.24%
Class C	$1,000.00	$1,015.20	$10.11	1.99%
Class I	$1,000.00	$1,020.20	$5.04	0.99%
Class R	$1,000.00	$1,017.70	$7.58	1.49%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014.

6

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Portfolio of Investments

Common Stocks — 88.2%

Security	Shares	Value

Air Freight & Logistics — 1.2%
C.H. Robinson Worldwide, Inc.	73,000	$5,052,330

		$5,052,330

Automobiles — 1.2%
Toyota Motor Corp.	80,738	$4,858,585

		$4,858,585

Banks — 10.9%
Bank of America Corp.	338,000	$5,800,080
JPMorgan Chase & Co.	79,562	4,811,910
Lloyds Banking Group PLC(1)	2,666,762	3,293,155
Mitsubishi UFJ Financial Group, Inc.	818,510	4,771,269
Natixis SA	708,606	4,877,672
Regions Financial Corp.	377,961	3,753,153
Skandinaviska Enskilda Banken AB, Class A	288,303	3,703,040
Societe Generale	93,752	4,518,005
Toronto-Dominion Bank (The)	75,000	3,691,274
Unione di Banche Italiane ScpA	299,123	2,349,160
Westpac Banking Corp.(2)	135,106	4,146,979

		$45,715,697

Beverages — 2.3%
Anheuser-Busch InBev NV	55,236	$6,125,361
Constellation Brands, Inc., Class A(1)	40,256	3,685,034

		$9,810,395

Biotechnology — 3.8%
Biogen Idec, Inc.(1)	12,500	$4,013,500
Celgene Corp.(1)	43,356	4,642,994
Gilead Sciences, Inc.(1)	65,737	7,362,544

		$16,019,038

Chemicals — 2.0%
LyondellBasell Industries NV, Class A	42,381	$3,883,371
Monsanto Co.	39,295	4,520,497

		$8,403,868

Commercial Services & Supplies — 0.7%
Brambles, Ltd.	340,000	$2,859,684

		$2,859,684

Security	Shares	Value

Communications Equipment — 1.1%
QUALCOMM, Inc.	60,000	$4,710,600

		$4,710,600

Consumer Finance — 2.3%
American Express Co.	31,076	$2,795,286
Discover Financial Services	110,038	7,018,224

		$9,813,510

Diversified Financial Services — 0.5%
ING Groep NV(1)	157,000	$2,248,297

		$2,248,297

Diversified Telecommunication Services — 2.3%
Deutsche Telekom AG	300,000	$4,521,995
Nippon Telegraph & Telephone Corp.	82,943	5,160,616

		$9,682,611

Electric Utilities — 0.7%
NextEra Energy, Inc.	30,360	$3,042,679

		$3,042,679

Electrical Equipment — 3.3%
Emerson Electric Co.	72,000	$4,612,320
Mitsubishi Electric Corp.	228,991	2,952,561
Nidec Corp.(2)	44,000	2,907,196
Rockwell Automation, Inc.	29,000	3,258,150

		$13,730,227

Electronic Equipment, Instruments & Components — 2.1%
Corning, Inc.	335,809	$6,860,578
Yaskawa Electric Corp.(2)	140,000	1,814,706

		$8,675,284

Energy Equipment & Services — 1.4%
FMC Technologies, Inc.(1)	101,000	$5,660,040

		$5,660,040

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	38,000	$5,068,060

		$5,068,060

7	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 1.1%
Mondelez International, Inc., Class A	134,000	$4,724,840

		$4,724,840

Health Care Equipment & Supplies — 1.2%
Medtronic, Inc.	76,000	$5,180,160

		$5,180,160

Hotels, Restaurants & Leisure — 2.5%
Accor SA	115,043	$4,833,220
Compass Group PLC	349,352	5,638,860

		$10,472,080

Household Products — 1.3%
Reckitt Benckiser Group PLC	65,000	$5,474,525

		$5,474,525

Industrial Conglomerates — 3.1%
Danaher Corp.	62,680	$5,039,472
Koninklijke Philips NV	153,484	4,291,088
Siemens AG	32,500	3,665,786

		$12,996,346

Insurance — 3.3%
AXA SA	137,250	$3,170,273
MetLife, Inc.	98,000	5,315,520
Prudential PLC	238,118	5,513,867

		$13,999,660

Internet & Catalog Retail — 1.0%
Amazon.com, Inc.(1)	13,500	$4,123,710

		$4,123,710

Internet Software & Services — 3.4%
Facebook, Inc., Class A(1)	58,801	$4,409,487
Google, Inc., Class C(1)	17,500	9,783,900

		$14,193,387

IT Services — 0.7%
Visa, Inc., Class A	12,500	$3,017,875

		$3,017,875

Security	Shares	Value

Machinery — 1.2%
Caterpillar, Inc.	49,000	$4,969,090

		$4,969,090

Media — 1.8%
Live Nation Entertainment, Inc.(1)	81,887	$2,129,062
Walt Disney Co. (The)	57,000	5,208,660

		$7,337,722

Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	76,957	$2,193,275

		$2,193,275

Multi-Utilities — 2.1%
National Grid PLC	367,247	$5,449,932
Sempra Energy	28,944	3,183,840

		$8,633,772

Oil, Gas & Consumable Fuels — 7.2%
Chevron Corp.	57,189	$6,859,820
Devon Energy Corp.	89,405	5,364,300
Occidental Petroleum Corp.	71,863	6,390,777
Statoil ASA	242,574	5,551,411
Total SA	101,630	6,067,642

		$30,233,950

Pharmaceuticals — 6.9%
AstraZeneca PLC	50,210	$3,667,758
Bayer AG	35,856	5,128,188
Merck & Co., Inc.	83,452	4,835,209
Perrigo Co. PLC	31,000	5,004,950
Roche Holding AG PC	22,720	6,704,703
Takeda Pharmaceutical Co., Ltd.	81,938	3,551,875

		$28,892,683

Real Estate Investment Trusts (REITs) — 1.0%
Simon Property Group, Inc.	23,000	$4,121,830

		$4,121,830

Semiconductors & Semiconductor Equipment — 1.0%
NXP Semiconductors NV(1)	61,000	$4,188,260

		$4,188,260

8	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Software — 1.8%
Microsoft Corp.	101,086	$4,745,988
Oracle Corp.	77,000	3,006,850

		$7,752,838

Specialty Retail — 1.9%
Dixons Carphone PLC	288,186	$1,829,916
Home Depot, Inc. (The)	62,088	6,054,822

		$7,884,738

Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	83,000	$8,964,000
Lenovo Group, Ltd.	2,900,000	4,282,098

		$13,246,098

Textiles, Apparel & Luxury Goods — 2.5%
NIKE, Inc., Class B	71,889	$6,683,520
Pandora A/S	46,168	3,892,492

		$10,576,012

Tobacco — 1.6%
British American Tobacco PLC	120,770	$6,844,954

		$6,844,954

Wireless Telecommunication Services — 0.9%
Vodafone Group PLC	1,145,000	$3,807,645

		$3,807,645

Total Common Stocks (identified cost $343,771,211)		$370,216,355

Preferred Stocks — 7.9%

Security	Shares	Value

Banks — 4.5%
AgriBank FCB, 6.875% to 1/1/24(3)	9,798	$1,006,132
Bank of America Corp., Series U, 5.20% to 6/1/23(3)	869	829,654
Barclays Bank PLC, 8.25% to 12/15/18(3)	1,180	1,237,296
Citigroup, Inc., Series K, 6.875% to 11/15/23(3)	29,314	784,809
CoBank ACB, Series F, 6.25% to 10/1/22(3)(4)	8,600	898,969
Farm Credit Bank of Texas, 6.75% to 9/15/23(3)(4)	1,115	119,061
Farm Credit Bank of Texas, Series 1, 10.00%	530	686,516
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(3)	460	445,305
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(3)	1,085	1,097,930

Security	Shares	Value

Banks (continued)
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(3)	353	$354,960
KeyCorp, Series A, 7.75%	8,409	1,099,140
Lloyds Banking Group PLC, 6.657% to 5/21/37(3)(4)	1,045	1,159,905
Morgan Stanley Capital Trust III, 6.25%	19,500	498,420
Northern Trust Corp., Series C, 5.85%	10,570	261,528
Regions Financial Corp., Series A, 6.375%	37,186	934,112
Royal Bank of Scotland Group PLC, Series S, 6.60%	30,000	744,600
Societe Generale, 7.875% to 12/18/23(3)(4)	403	415,909
Standard Chartered PLC, 7.014% to 7/30/37(3)(4)	10	1,195,374
SunTrust Banks, Inc., Series E, 5.875%	34,002	816,133
Texas Capital Bancshares, Inc., 6.50%	20,005	490,123
Texas Capital Bancshares, Inc., Series A, 6.50%	17,500	435,225
Webster Financial Corp., Series E, 6.40%	20,335	504,766
Wells Fargo & Co., Series L, 7.50%	890	1,071,560
Wells Fargo & Co., Series T, 6.00%	17,930	447,891
Zions Bancorporation, Series I, 5.80% to 9/15/23(3)	512	501,623
Zions Bancorporation, Series J, 7.20% to 9/15/23(3)	600	643,182

		$18,680,123

Capital Markets — 0.5%
Affiliated Managers Group, Inc., 6.375%	21,561	$561,071
Goldman Sachs Group, Inc. (The), Series I, 5.95%	26,500	637,325
Morgan Stanley, Series G, 6.625%	35,777	911,240

		$2,109,636

Consumer Finance — 0.7%
Capital One Financial Corp., Series B, 6.00%	37,300	$900,422
Discover Financial Services, Series B, 6.50%	49,500	1,272,769
SLM Corp., Series B, 1.934%(5)	10,280	732,450

		$2,905,641

Diversified Financial Services — 0.2%
KKR Financial Holdings, LLC, Series A, 7.375%	38,000	$992,275

		$992,275

Electric Utilities — 0.7%
AES Gener SA, 8.375% to 6/18/19(3)(4)	515	$594,905
Entergy Arkansas, Inc., 4.90%	41,830	994,404
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	7,500	188,269
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	14,785	332,995
Southern California Edison Co., Series E, 6.25% to 2/1/22(3)	500	560,903

		$2,671,476

9	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 0.1%
Dairy Farmers of America, 7.875%(4)	4,700	$511,859
Ocean Spray Cranberries, Inc., 6.25%(4)	540	49,292

		$561,151

Machinery — 0.2%
Stanley Black & Decker, Inc., 5.75%	36,888	$931,514

		$931,514

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	18,782	$459,032

		$459,032

Pipelines — 0.2%
NuStar Logistics LP, 7.625% to 1/15/18(3)	29,220	$782,585

		$782,585

Real Estate Investment Trusts (REITs) — 0.5%
American Realty Capital Properties, Inc., Series F, 6.70%	5,571	$122,674
Cedar Realty Trust, Inc., Series B, 7.25%	13,000	339,690
Chesapeake Lodging Trust, Series A, 7.75%	11,700	305,370
DDR Corp., Series J, 6.50%	25,300	649,704
DDR Corp., Series K, 6.25%	6,500	162,386
Vornado Realty Trust, Series K, 5.70%	21,500	528,685

		$2,108,509

Thrifts & Mortgage Finance — 0.2%
EverBank Financial Corp., Series A, 6.75%	37,000	$927,405

		$927,405

Total Preferred Stocks (identified cost $31,981,157)		$33,129,347

Corporate Bonds & Notes — 2.5%

Security	Principal Amount (000’s omitted)	Value

Banks — 0.9%
Banco do Brasil SA, 6.25% to 4/15/24, 10/29/49(3)(4)	$560	$441,000
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(3)(4)	716	724,950
Credit Agricole SA, 7.875% to 1/23/24, 1/29/49(3)(4)	917	949,393
Credit Suisse Group AG, 6.25% to 12/18/24, 12/29/49(3)(4)	997	972,573
Societe Generale SA, 8.25% to 11/29/18, 9/29/49(3)(6)	408	432,113

		$3,520,029

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services — 0.5%
Leucadia National Corp., 6.625%, 10/23/43	$374	$389,548
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24, 12/29/49(3)(4)	490	478,975
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(3)(4)	1,438	1,330,150

		$2,198,673

Diversified Telecommunication Services — 0.2%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(3)(4)	$875	$916,125

		$916,125

Electric Utilities — 0.6%
Enel SpA, 8.75% to 9/24/23, 9/24/73(3)(4)	$995	$1,166,637
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(3)	1,375	1,394,671

		$2,561,308

Insurance — 0.2%
XL Capital, Ltd., Series E, 6.50% to 4/15/17, 10/29/49(3)	$921	$886,463

		$886,463

Pipelines — 0.1%
DCP Midstream, LLC, 5.85% to 5/21/23, 5/21/43(3)(4)	$550	$545,875

		$545,875

Total Corporate Bonds & Notes (identified cost $10,487,566)		$10,628,473

Short-Term Investments — 1.9%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.04%(7)(8)	$3,909	$3,908,983
Eaton Vance Cash Reserves Fund, LLC, 0.14%(8)	3,852	3,851,881

Total Short-Term Investments (identified cost $7,760,864)		$7,760,864

Total Investments — 100.5% (identified cost $394,000,798)		$421,735,039

Other Assets, Less Liabilities — (0.5)%		$(1,945,674)

Net Assets — 100.0%		$419,789,365

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

10	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Portfolio of Investments — continued

PC	–	Participation Certificate

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at October 31, 2014.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $12,470,952 or 3.0% of the Fund’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2014, the aggregate value of these securities is $432,113 or 0.1% of the Fund’s net assets.

(7)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at October 31, 2014. Other Assets, Less Liabilities includes an equal and offsetting liability of the Fund to repay collateral amounts upon the return of loaned securities.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	58.3%	$246,059,823
United Kingdom	10.9	45,857,787
Japan	6.2	26,016,808
France	6.0	25,264,227
Germany	3.2	13,315,969
Netherlands	2.8	11,643,770
Switzerland	1.8	7,677,276
Australia	1.7	7,006,663
Belgium	1.4	6,125,361
Ireland	1.4	5,891,413
Norway	1.3	5,551,411
China	1.0	4,282,098
Denmark	0.9	3,892,492
Sweden	0.9	3,703,040
Canada	0.9	3,691,274
Italy	0.8	3,515,797
Brazil	0.3	1,165,950
Chile	0.1	594,905
Cayman Islands	0.1	478,975

Total Investments	100.0%	$421,735,039

11	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value including $3,662,541 of securities on loan (identified cost, $386,239,934)	$413,974,175
Affiliated investments, at value (identified cost, $7,760,864)	7,760,864
Foreign currency, at value (identified cost, $26,897)	26,718
Dividends and interest receivable	429,272
Interest receivable from affiliated investment	1,001
Receivable for investments sold	647,037
Receivable for Fund shares sold	672,135
Securities lending income receivable	380
Tax reclaims receivable	1,933,072
Total assets	$425,444,654

Liabilities
Collateral for securities loaned	$3,908,983
Payable for investments purchased	4,004
Payable for Fund shares redeemed	1,144,562
Payable to affiliates:
Investment adviser fee	225,774
Administration fee	52,102
Distribution and service fees	167,450
Trustees’ fees	1,683
Accrued expenses	150,731
Total liabilities	$5,655,289
Net Assets	$419,789,365

Sources of Net Assets
Paid-in capital	$500,914,386
Accumulated net realized loss	(112,839,951)
Accumulated undistributed net investment income	3,940,921
Net unrealized appreciation	27,774,009
Total	$419,789,365

Class A Shares
Net Assets	$204,798,953
Shares Outstanding	24,178,571
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.47
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.99

Class C Shares
Net Assets	$150,189,271
Shares Outstanding	17,888,994
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.40

Class I Shares
Net Assets	$64,212,955
Shares Outstanding	7,593,874
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.46

Class R Shares
Net Assets	$588,186
Shares Outstanding	69,553
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.46

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends (net of foreign taxes, $566,676)	$22,274,719
Interest	874,049
Securities lending income, net	39,481
Interest allocated from affiliated investments	8,514
Expenses allocated from affiliated investments	(1,116)
Total investment income	$23,195,647

Expenses
Investment adviser fee	$2,794,515
Administration fee	644,888
Distribution and service fees
Class A	552,271
Class C	1,544,881
Class R	2,844
Trustees’ fees and expenses	19,839
Custodian fee	207,832
Transfer and dividend disbursing agent fees	298,830
Legal and accounting services	63,724
Printing and postage	70,302
Registration fees	60,851
Miscellaneous	75,030
Total expenses	$6,335,807
Deduct —
Reduction of custodian fee	$34
Total expense reductions	$34

Net expenses	$6,335,773

Net investment income	$16,859,874

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$64,525,824
Investment transactions allocated from affiliated investment	55
Foreign currency and forward foreign currency exchange contract transactions	1,251,543
Net realized gain	$65,777,422
Change in unrealized appreciation (depreciation) —
Investments	$(47,378,199)
Foreign currency and forward foreign currency exchange contracts	(463,647)
Net change in unrealized appreciation (depreciation)	$(47,841,846)

Net realized and unrealized gain	$17,935,576

Net increase in net assets from operations	$34,795,450

13	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$16,859,874	$19,611,350
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	65,777,422	27,315,794
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(47,841,846)	25,841,111
Net increase in net assets from operations	$34,795,450	$72,768,255
Distributions to shareholders —
From net investment income
Class A	$(9,035,943)	$(9,332,007)
Class C	(5,224,919)	(5,200,018)
Class I	(2,365,346)	(2,062,320)
Class R	(21,755)	(24,372)
Total distributions to shareholders	$(16,647,963)	$(16,618,717)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$26,757,837	$41,064,719
Class C	17,021,333	24,515,844
Class I	23,901,004	14,234,142
Class R	152,842	199,293
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	8,748,362	8,982,069
Class C	4,603,447	4,487,976
Class I	1,978,654	1,627,838
Class R	21,729	24,045
Cost of shares redeemed
Class A	(63,516,144)	(68,966,795)
Class C	(30,499,226)	(36,911,461)
Class I	(11,843,668)	(15,736,092)
Class R	(220,522)	(293,044)
Net decrease in net assets from Fund share transactions	$(22,894,352)	$(26,771,466)

Net increase (decrease) in net assets	$(4,746,865)	$29,378,072

Net Assets
At beginning of year	$424,536,230	$395,158,158
At end of year	$419,789,365	$424,536,230

Accumulated undistributed net investment income included in net assets
At end of year	$3,940,921	$3,968,013

14	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$8.120		$7.070		$6.900		$7.270		$7.120

Income (Loss) From Operations
Net investment income(1)	$0.354	(2)	$0.380	(2)	$0.425	(3)	$0.448	(3)	$0.487	(3)
Net realized and unrealized gain (loss)	0.340		0.994		0.141		(0.350)		0.141

Total income from operations	$0.694		$1.374		$0.566		$0.098		$0.628

Less Distributions
From net investment income	$(0.344)		$(0.324)		$(0.396)		$(0.468)		$(0.478)

Total distributions	$(0.344)		$(0.324)		$(0.396)		$(0.468)		$(0.478)

Net asset value — End of year	$8.470		$8.120		$7.070		$6.900		$7.270

Total Return(4)	8.65%		19.88%		8.35%		1.36%		9.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$204,799		$223,208		$212,233		$215,735		$231,335
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.24%		1.26%		1.26%		1.27%		1.31%
Net investment income	4.21	%(2)	5.04	%(2)	6.14	%(3)	6.11	%(3)	6.79	%(3)
Portfolio Turnover of the Portfolio(7)	—		—		97	%(8)	124%		156%
Portfolio Turnover of the Fund	119%		114%		35	%(8)(9)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.190 and $0.103 per share for the years ended October 31, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.95% and 3.68% for the years ended October 31, 2014 and 2013, respectively.

(3)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.059, $0.091 and $0.064 per share for the years ended October 31, 2012, 2011 and 2010, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.29%, 4.87% and 5.89% for the years ended October 31, 2012, 2011 and 2010, respectively.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 22, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$8.050		$7.020		$6.850		$7.220		$7.080

Income (Loss) From Operations
Net investment income(1)	$0.285	(2)	$0.321	(2)	$0.369	(3)	$0.391	(3)	$0.432	(3)
Net realized and unrealized gain (loss)	0.347		0.977		0.147		(0.347)		0.135

Total income from operations	$0.632		$1.298		$0.516		$0.044		$0.567

Less Distributions
From net investment income	$(0.282)		$(0.268)		$(0.346)		$(0.414)		$(0.427)

Total distributions	$(0.282)		$(0.268)		$(0.346)		$(0.414)		$(0.427)

Net asset value — End of year	$8.400		$8.050		$7.020		$6.850		$7.220

Total Return(4)	7.93%		18.85%		7.79%		0.47%		8.26%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$150,189		$152,570		$140,506		$147,083		$149,034
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.99%		2.01%		2.01%		2.02%		2.06%
Net investment income	3.42	%(2)	4.28	%(2)	5.38	%(3)	5.36	%(3)	6.07	%(3)
Portfolio Turnover of the Portfolio(7)	—		—		97	%(8)	124%		156%
Portfolio Turnover of the Fund	119%		114%		35	%(8)(9)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.186 and $0.102 per share for the years ended October 31, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.19% and 2.93% for the years ended October 31, 2014 and 2013, respectively.

(3)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.059, $0.090 and $0.062 per share for the years ended October 31, 2012, 2011 and 2010, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.53%, 4.13% and 5.19% for the years ended October 31, 2012, 2011 and 2010, respectively.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 22, 2012.

16	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$8.110		$7.070		$6.900		$7.260		$7.120

Income (Loss) From Operations
Net investment income(1)	$0.350	(2)	$0.401	(2)	$0.442	(3)	$0.467	(3)	$0.509	(3)
Net realized and unrealized gain (loss)	0.368		0.985		0.140		(0.337)		0.128

Total income from operations	$0.718		$1.386		$0.582		$0.130		$0.637

Less Distributions
From net investment income	$(0.368)		$(0.346)		$(0.412)		$(0.490)		$(0.497)

Total distributions	$(0.368)		$(0.346)		$(0.412)		$(0.490)		$(0.497)

Net asset value — End of year	$8.460		$8.110		$7.070		$6.900		$7.260

Total Return(4)	8.98%		20.09%		8.76%		1.66%		9.27%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$64,213		$48,148		$41,820		$46,856		$33,513
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.99%		1.01%		1.01%		1.02%		1.06%
Net investment income	4.16	%(2)	5.32	%(2)	6.39	%(3)	6.38	%(3)	7.15	%(3)
Portfolio Turnover of the Portfolio(7)	—		—		97	%(8)	124%		156%
Portfolio Turnover of the Fund	119%		114%		35	%(8)(9)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.173 and $0.102 per share for the years ended October 31, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.10% and 3.96% for the years ended October 31, 2014 and 2013, respectively.

(3)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.060, $0.080 and $0.056 per share for the years ended October 31, 2012, 2011 and 2010, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.53%, 5.28% and 6.37% for the years ended October 31, 2012, 2011 and 2010, respectively.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 22, 2012.

17	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$8.100		$7.060		$6.900		$7.260		$7.120

Income (Loss) From Operations
Net investment income(1)	$0.340	(2)	$0.371	(2)	$0.407	(3)	$0.427	(3)	$0.494	(3)
Net realized and unrealized gain (loss)	0.340		0.975		0.135		(0.335)		0.109

Total income from operations	$0.680		$1.346		$0.542		$0.092		$0.603

Less Distributions
From net investment income	$(0.320)		$(0.306)		$(0.382)		$(0.452)		$(0.463)

Total distributions	$(0.320)		$(0.306)		$(0.382)		$(0.452)		$(0.463)

Net asset value — End of year	$8.460		$8.100		$7.060		$6.900		$7.260

Total Return(4)	8.50%		19.48%		8.14%		1.13%		8.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$588		$610		$598		$589		$464
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.48%		1.51%		1.51%		1.52%		1.56%
Net investment income	4.05	%(2)	4.92	%(2)	5.89	%(3)	5.85	%(3)	6.95	%(3)
Portfolio Turnover of the Portfolio(7)	—		—		97	%(8)	124%		156%
Portfolio Turnover of the Fund	119%		114%		35	%(8)(9)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.199 and $0.104 per share for the years ended October 31, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.68% and 3.54% for the years ended October 31, 2014 and 2013, respectively.

(3)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.058, $0.088 and $0.055 per share for the years ended October 31, 2012, 2011 and 2010, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.05%, 4.64% and 6.18% for the years ended October 31, 2012, 2011 and 2010, respectively.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 22, 2012.

18	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve total return by investing primarily in a diversified portfolio of equity securities that pay dividends. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Fund’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained

19

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent

20

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$16,647,963	$16,618,717

During the year ended October 31, 2014, accumulated net realized loss was decreased by $243,052, accumulated undistributed net investment income was decreased by $239,003 and paid-in capital was decreased by $4,049 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount, distributions from real estate investment trusts (REITs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,923,250
Capital loss carryforward	$(112,825,572)
Net unrealized appreciation	$27,777,301

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to investments in partnerships, accretion of market discount and distributions from REITs.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $112,825,572 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($6,467,573), October 31, 2017 ($74,538,069), October 31, 2018 ($27,975,696) and October 31, 2019 ($3,844,234) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2014, a capital loss carryforward of $65,273,800 was utilized to offset net realized gains by the Fund.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$393,997,506

Gross unrealized appreciation	$36,902,278
Gross unrealized depreciation	(9,164,745)

Net unrealized appreciation	$27,737,533

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2014, the Fund’s investment adviser fee amounted to $2,794,515 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

21

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2014, the administration fee amounted to $644,888.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $7,336 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $73,108 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $552,271 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $1,158,661 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2014, the Fund paid or accrued to EVD $1,422 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $386,220 and $1,422 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $200 and $7,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $502,235,393 and $523,015,168, respectively, for the year ended October 31, 2014.

22

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	3,194,250	5,417,023
Issued to shareholders electing to receive payments of distributions in Fund shares	1,040,036	1,191,280
Redemptions	(7,558,998)	(9,111,375)

Net decrease	(3,324,712)	(2,503,072)

	Year Ended October 31,
Class C	2014	2013

Sales	2,047,981	3,267,217
Issued to shareholders electing to receive payments of distributions in Fund shares	551,813	599,725
Redemptions	(3,668,948)	(4,933,629)

Net decrease	(1,069,154)	(1,066,687)

	Year Ended October 31,
Class I	2014	2013

Sales	2,831,585	1,892,251
Issued to shareholders electing to receive payments of distributions in Fund shares	235,404	215,485
Redemptions	(1,413,448)	(2,085,235)

Net increase	1,653,541	22,501

	Year Ended October 31,
Class R	2014	2013

Sales	18,069	26,341
Issued to shareholders electing to receive payments of distributions in Fund shares	2,590	3,195
Redemptions	(26,437)	(38,960)

Net decrease	(5,778)	(9,424)

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 2014, there were no obligations outstanding under these financial instruments.

23

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts during the year ended October 31, 2014. The Fund also entered into such contracts as a substitute for the purchase of securities or currencies.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2014, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$1,392,924	(1)	$(327,778	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2014, which is indicative of the volume of this derivative type, was approximately $22,084,000.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the

24

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Securities Lending Agreement

The Fund has established a securities lending agreement with SSBT as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in Cash Collateral Fund. The Fund earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Fund from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended October 31, 2014 amounted to $1,088.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund.

At October 31, 2014, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $3,662,541 and $3,908,983, respectively. The carrying amount of the liability for collateral for securities loaned at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2014.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$24,199,774	$21,053,073		$—	$45,252,847
Consumer Staples	13,477,934	18,444,840		—	31,922,774
Energy	24,274,937	11,619,053		—	35,893,990
Financials	37,307,277	38,591,717		—	75,898,994
Health Care	31,039,357	19,052,524		—	50,091,881
Industrials	22,931,362	16,676,315		—	39,607,677
Information Technology	49,687,538	6,096,804		—	55,784,342
Materials	10,597,143	—		—	10,597,143
Telecommunication Services	—	13,490,256		—	13,490,256
Utilities	6,226,519	5,449,932		—	11,676,451

Total Common Stocks	$219,741,841	$150,474,514	*	$—	$370,216,355

Preferred Stocks
Consumer Staples	$—	$561,151		$—	$561,151
Energy	—	782,585		—	782,585
Financials	9,204,941	18,518,648		—	27,723,589
Industrials	—	931,514		—	931,514
Utilities	459,032	2,671,476		—	3,130,508

Total Preferred Stocks	$9,663,973	$23,465,374		$—	$33,129,347

Corporate Bonds & Notes	$—	$10,628,473		$—	$10,628,473
Short-Term Investments	—	7,760,864		—	7,760,864

Total Investments	$229,405,814	$192,329,225		$—	$421,735,039

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

26

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Dividend Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

27

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $18,641,055, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 39.02% qualifies for the corporate dividends received deduction.

28

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

Nominee for Trustee	Number of Shares(1)
	For	Withheld
Scott E. Eston	50,896,658	810,840
Cynthia E. Frost	50,892,088	815,410
George J. Gorman	50,906,747	800,751
Valerie A. Mosley	50,889,267	818,232
Harriett Tee Taggart	50,881,013	826,486

(1)	Excludes fractional shares.

29

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

30

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

31

Eaton Vance

Global Dividend Income Fund

October 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634    10.31.14

Eaton Vance

Global Macro Absolute

Return Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Global Macro Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 74

Federal Tax Information	19

Special Meeting of Shareholders	75

Management and Organization	76

Important Notices	79

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2014, global equities, corporate credit and interest rates broadly rallied due to several key factors, most notably actions by major central banks around the globe in reaction to diverging economic trends.

In the U.S., economic data improved during the 12-month period. As a result, the Federal Reserve announced in December 2013 that it would begin tapering its quantitative easing program; it ultimately ended its bond purchases in October 2014. On the other hand, additional stimulus announcements from central banks in troubled developed markets, namely Europe and Japan, resulted in a positive environment for risk assets as well as broad U.S. dollar strength.

Emerging markets were influenced during the 12-month period by election results and geopolitical news. Indonesia and Turkey elected new presidents, while Brazil re-elected President Rousseff, who is unpopular with investors. Additional headlines out of emerging markets caused asset price volatility. These included tensions over Russia’s annexation of the Crimean Peninsula and its ongoing involvement in parts of eastern and southern Ukraine, as well as continued instability in the Middle East. In aggregate, emerging-market equities were flat, while emerging-market currencies were generally weaker versus the U.S. dollar.

Against this backdrop, the U.S. Treasury yield curve flattened and U.S. credit spreads generally narrowed. Overall, local interest rates were unchanged and credit spreads tightened modestly across emerging markets. Commodity prices tumbled during the period, driven by weakness in agricultural and energy commodities, as well as precious metals.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Global Macro Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 3.34%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), gained 0.05% during the period.

Broadly speaking, the Fund’s long U.S. dollar positions versus other developed-market currencies (yen, euro, Swiss franc, Australian dollar) were large contributors to Fund performance.

Select long and short currency, credit and interest rate positions across emerging markets also aided Fund returns.

Asia was the top contributing region during the period. In Japan, a short position in the yen, a short position in interest rates and a small long position in broad equities benefited Fund performance. Long positions in currency and credit in Sri Lanka also aided Fund performance, as did long currency and broad equity positions in India.

The Fund’s investments in Eastern Europe also contributed to Fund performance, led by long positions in the Serbian dinar, Slovenia credit and both interest rates and currency in Poland. In the Dollar Bloc, Fund performance was aided by a short position in the Australian dollar versus the U.S. dollar, as well as a long interest rate position in New Zealand.

Investments in Latin America also contributed to Fund returns, driven by a long interest rate position in Brazil and a long credit position in Venezuela. The Sub-Saharan Africa region also contributed positively to the Fund’s performance. A long credit position in Zambia and a short position in the South African rand were helpful.

On the other hand, Western Europe was the top detracting region. The Fund’s short credit position in Spain and long position in the Norwegian krone both hurt Fund performance. The Fund’s exposures in the Middle East and North Africa detracted from Fund performance. Short credit positions in Egypt and Lebanon also hindered Fund performance. The Fund’s commodity exposure — specifically, being long platinum and short gold — did not have a meaningful impact on the Fund’s performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	10/31/1997	3.34%	2.05%	4.80%
Class A with 4.75% Maximum Sales Charge	—	—	–1.57	1.06	4.29
Class C at NAV	10/01/2009	10/31/1997	2.55	1.34	4.41
Class C with 1% Maximum Sales Charge	—	—	1.56	1.34	4.41
Class I at NAV	06/27/2007	10/31/1997	3.68	2.37	5.01
Class R at NAV	04/08/2010	10/31/1997	3.12	1.86	4.70
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.05%	0.09%	1.58%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.32%	2.02%	1.02%	1.52%
Net		1.01	1.71	0.71	1.21

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2004	$15,405	N.A.
Class I	$250,000	10/31/2004	$407,890	N.A.
Class R	$10,000	10/31/2004	$15,826	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Fund Profile5

Asset Allocation (% of net assets)6

*	Net securities sold short.

Foreign Currency Exposure (% of net assets)7

Serbia	4.6%	Romania	0.0	*%
Lebanon	4.5	Singapore	0.0	*
Sri Lanka	3.1	Albania	0.0	*
Mexico	3.1	Malawi	0.0	*
India	2.8	China	0.0	*
Uruguay	2.3	Taiwan	0.0	*
Indonesia	2.1	South Korea	0.0	*
Philippines	2.0	Brazil	–0.0	*
Poland	2.0	Malaysia	–0.1
Kenya	1.6	Norway	–0.1
United Kingdom	1.5	Turkey	–0.1
Uganda	1.2	Ghana	–0.1
Iceland	1.1	Hungary	–0.2
Chile	1.0	Gold	–0.7
Bangladesh	1.0	Russia	–1.5
Dominican Republic	1.0	South Africa	–1.5
Peru	1.0	Canada	–1.6
Zambia	0.7	Australia	–2.3
Platinum	0.7	New Zealand	–2.5
Egypt	0.5	Japan	–8.6
Azerbaijan	0.3	Euro	–19.8
Jordan	0.2	Total Long	38.6
Sweden	0.1	Total Short	–39.1
Nigeria	0.1	Total Net	–0.5
Costa Rica	0.1

*	Amount is less than 0.05% or –0.05%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Portfolio into which the Fund invests. Performance of Class C and Class R is linked to Class A of the Fund. Linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratios exclude interest expense associated with certain investment transactions.
[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets.

[7]	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,024.90	$5.61	1.10%
Class C	$1,000.00	$1,020.90	$9.17	1.80%
Class I	$1,000.00	$1,026.60	$4.09	0.80%
Class R	$1,000.00	$1,023.80	$6.58	1.29%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60	1.10%
Class C	$1,000.00	$1,016.10	$9.15	1.80%
Class I	$1,000.00	$1,021.20	$4.08	0.80%
Class R	$1,000.00	$1,018.70	$6.56	1.29%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Global Macro Portfolio, at value (identified cost, $4,134,006,655)	$4,188,685,326
Receivable for Fund shares sold	11,312,371
Total assets	$4,199,997,697

Liabilities
Payable for Fund shares redeemed	$10,510,968
Payable to affiliates:
Distribution and service fees	483,133
Trustees’ fees	43
Accrued expenses	855,494
Total liabilities	$11,849,638
Net Assets	$4,188,148,059

Sources of Net Assets
Paid-in capital	$4,448,605,173
Accumulated net realized loss from Portfolio	(275,328,254)
Accumulated distributions in excess of net investment income	(39,807,531)
Net unrealized appreciation from Portfolio	54,678,671
Total	$4,188,148,059

Class A Shares
Net Assets	$648,305,798
Shares Outstanding	69,191,254
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.37
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.84

Class C Shares
Net Assets	$368,893,069
Shares Outstanding	39,302,519
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.39

Class I Shares
Net Assets	$3,170,124,283
Shares Outstanding	338,812,800
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.36

Class R Shares
Net Assets	$824,909
Shares Outstanding	87,904
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.38

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest allocated from Portfolio (net of foreign taxes, $2,453,540)	$225,898,284
Dividends allocated from Portfolio (net of foreign taxes, $21,484)	312,006
Expenses, excluding interest expense, allocated from Portfolio	(30,939,293)
Interest expense allocated from Portfolio	(5,580,239)
Total investment income from Portfolio	$189,690,758

Expenses
Distribution and service fees
Class A	$2,571,447
Class C	4,578,904
Class R	4,010
Trustees’ fees and expenses	501
Custodian fee	66,204
Transfer and dividend disbursing agent fees	4,230,668
Legal and accounting services	85,804
Printing and postage	908,061
Registration fees	126,595
Miscellaneous	41,164
Total expenses	$12,613,358

Net investment income	$177,077,400

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $309,270 and including a loss of $25,453,039 from precious metals)	$(33,346,930)
Written options	7,231,856
Securities sold short	(33,498,891)
Futures contracts	(72,919,894)
Swap contracts	(34,993,869)
Foreign currency and forward foreign currency exchange contract transactions	12,720,447
Net realized loss	$(154,807,281)
Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $103,009 and including net increase of $17,683,824 from precious metals)	$(1,350,073)
Written options	(2,018,139)
Securities sold short	31,281,240
Futures contracts	34,409,074
Swap contracts	(7,839,666)
Foreign currency and forward foreign currency exchange contracts	80,396,827
Net change in unrealized appreciation (depreciation)	$134,879,263

Net realized and unrealized loss	$(19,928,018)

Net increase in net assets from operations	$157,149,382

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$177,077,400	$191,072,093
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(154,807,281)	(139,184,543)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	134,879,263	(138,361,767)
Net increase (decrease) in net assets from operations	$157,149,382	$(86,474,217)
Distributions to shareholders —
From net investment income
Class A	$(28,917,185)	$(21,023,546)
Class C	(12,366,797)	(8,781,863)
Class I	(129,972,198)	(71,189,763)
Class R	(25,980)	(11,645)
Tax return of capital
Class A	(3,030,408)	(29,578,730)
Class C	(1,302,904)	(12,245,266)
Class I	(13,840,290)	(109,522,975)
Class R	(2,908)	(17,859)
Total distributions to shareholders	$(189,458,670)	$(252,371,647)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$212,683,303	$565,584,122
Class C	36,171,805	125,533,722
Class I	1,383,047,247	2,629,624,663
Class R	335,359	277,795
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	30,160,956	46,985,172
Class C	11,040,041	16,609,090
Class I	79,379,446	93,686,897
Class R	28,885	29,470
Cost of shares redeemed
Class A	(722,961,342)	(967,188,865)
Class C	(276,463,342)	(325,599,843)
Class I	(2,762,512,751)	(2,100,544,690)
Class R	(320,589)	(238,282)
Net increase (decrease) in net assets from Fund share transactions	$(2,009,410,982)	$84,759,251

Net decrease in net assets	$(2,041,720,270)	$(254,086,613)

Net Assets
At beginning of year	$6,229,868,329	$6,483,954,942
At end of year	$4,188,148,059	$6,229,868,329

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(39,807,531)	$(5,872,492)

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$9.420		$9.900		$9.960		$10.320		$10.360

Income (Loss) From Operations
Net investment income(1)	$0.329		$0.270		$0.369		$0.289		$0.226
Net realized and unrealized gain (loss)	(0.021)		(0.392)		(0.071)		(0.247)		0.269

Total income (loss) from operations	$0.308		$(0.122)		$0.298		$0.042		$0.495

Less Distributions
From net investment income	$(0.322)		$(0.145)		$(0.313)		$(0.371)		$(0.067)
From net realized gain	—		—		(0.045)		—		—
Tax return of capital	(0.036)		(0.213)		—		(0.031)		(0.468)

Total distributions	$(0.358)		$(0.358)		$(0.358)		$(0.402)		$(0.535)

Net asset value — End of year	$9.370		$9.420		$9.900		$9.960		$10.320

Total Return(2)	3.34%		(1.28)%		3.06%		0.40%		4.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$648,306		$1,134,462		$1,557,259		$1,786,581		$2,489,211
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.17	%(5)	1.32	%(5)	1.32	%(5)	1.14	%(5)	1.00%
Net investment income	3.51%		2.77%		3.72%		2.83%		2.18%
Portfolio Turnover of the Portfolio	66%		56%		39%		33%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.12%, 0.31%, 0.30% and 0.10% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$9.430		$9.910		$9.960		$10.320		$10.350

Income (Loss) From Operations
Net investment income(1)	$0.264		$0.203		$0.299		$0.217		$0.146
Net realized and unrealized gain (loss)	(0.018)		(0.397)		(0.063)		(0.249)		0.282

Total income (loss) from operations	$0.246		$(0.194)		$0.236		$(0.032)		$0.428

Less Distributions
From net investment income	$(0.257)		$(0.116)		$(0.241)		$(0.303)		$(0.057)
From net realized gain	—		—		(0.045)		—		—
Tax return of capital	(0.029)		(0.170)		—		(0.025)		(0.401)

Total distributions	$(0.286)		$(0.286)		$(0.286)		$(0.328)		$(0.458)

Net asset value — End of year	$9.390		$9.430		$9.910		$9.960		$10.320

Total Return(2)	2.55%		(2.01)%		2.41%		(0.33)%		4.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$368,893		$600,977		$818,826		$1,047,345		$1,349,700
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.87	%(5)	2.02	%(5)	2.02	%(5)	1.84	%(5)	1.71%
Net investment income	2.81%		2.08%		3.02%		2.13%		1.41%
Portfolio Turnover of the Portfolio	66%		56%		39%		33%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.12%, 0.31%, 0.30% and 0.10% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$9.410		$9.890		$9.950		$10.310		$10.340

Income (Loss) From Operations
Net investment income(1)	$0.357		$0.296		$0.398		$0.318		$0.245
Net realized and unrealized gain (loss)	(0.019)		(0.388)		(0.070)		(0.247)		0.285

Total income (loss) from operations	$0.338		$(0.092)		$0.328		$0.071		$0.530

Less Distributions
From net investment income	$(0.349)		$(0.157)		$(0.343)		$(0.398)		$(0.070)
From net realized gain	—		—		(0.045)		—		—
Tax return of capital	(0.039)		(0.231)		—		(0.033)		(0.490)

Total distributions	$(0.388)		$(0.388)		$(0.388)		$(0.431)		$(0.560)

Net asset value — End of year	$9.360		$9.410		$9.890		$9.950		$10.310

Total Return(2)	3.68%		(0.98)%		3.37%		0.68%		5.24%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,170,124		$4,493,643		$4,107,110		$3,658,008		$3,633,407
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.87	%(5)	1.02	%(5)	1.02	%(5)	0.85	%(5)	0.71%
Net investment income	3.81%		3.04%		4.03%		3.13%		2.36%
Portfolio Turnover of the Portfolio	66%		56%		39%		33%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.12%, 0.31%, 0.30% and 0.11% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Financial Highlights — continued

	Class R
	Year Ended October 31,								Period Ended October 31, 2010(1)
	2014		2013		2012		2011
Net asset value — Beginning of period	$9.430		$9.910		$9.970		$10.330		$10.380

Income (Loss) From Operations
Net investment income(2)	$0.312		$0.248		$0.350		$0.269		$0.062
Net realized and unrealized gain (loss)	(0.024)		(0.390)		(0.072)		(0.249)		0.138

Total income (loss) from operations	$0.288		$(0.142)		$0.278		$0.020		$0.200

Less Distributions
From net investment income	$(0.304)		$(0.137)		$(0.293)		$(0.351)		$(0.031)
From net realized gain	—		—		(0.045)		—		—
Tax return of capital	(0.034)		(0.201)		—		(0.029)		(0.219)

Total distributions	$(0.338)		$(0.338)		$(0.338)		$(0.380)		$(0.250)

Net asset value — End of period	$9.380		$9.430		$9.910		$9.970		$10.330

Total Return(3)	3.12%		(1.58)%		2.95%		0.18%		1.94	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$825		$785		$760		$702		$1,091
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.36	%(7)	1.52	%(7)	1.52	%(7)	1.34	%(7)	1.18	%(8)
Net investment income	3.33%		2.54%		3.53%		2.63%		1.06	%(8)
Portfolio Turnover of the Portfolio	66%		56%		39%		33%		19	%(9)

(1)	For the period from commencement of operations on April 8, 2010 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.12%, 0.31%, 0.30% and 0.10% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2010.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (91.0% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$171,282,160	$101,006,817
Tax return of capital	$18,176,510	$151,364,830

During the year ended October 31, 2014, accumulated net realized loss was decreased by $60,929,531, accumulated distributions in excess of net investment income was increased by $39,730,279 and paid-in capital was decreased by $21,199,252 due to differences between book and tax accounting, primarily for foreign currency gain loss, foreign capital gains taxes, paydown gain (loss), swap contracts, premium amortization, accretion of market discount, the Portfolio’s investment in a subsidiary and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(225,664,503)
Net unrealized depreciation	$(34,792,611)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, swap contracts, tax straddle transactions, investments in passive foreign investment companies, premium amortization, accretion of market discount and the Portfolio’s investment in a subsidiary.

At October 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $225,664,503 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2014, $72,056,889 are short-term and $153,607,614 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2014, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $526,521 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $38,331 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

15

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $2,571,447 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $3,434,178 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2014, the Fund paid or accrued to EVD $2,005 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $1,144,726 and $2,005 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $37,000 and $58,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $50,401,235 and $2,289,793,605, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	22,684,513	57,858,276
Issued to shareholders electing to receive payments of distributions in Fund shares	3,224,709	4,833,636
Redemptions	(77,137,746)	(99,521,005)

Net decrease	(51,228,524)	(36,829,093)

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2014	2013

Sales	3,851,647	12,814,420
Issued to shareholders electing to receive payments of distributions in Fund shares	1,178,841	1,706,907
Redemptions	(29,454,517)	(33,426,225)

Net decrease	(24,424,029)	(18,904,898)

	Year Ended October 31,
Class I	2014	2013

Sales	147,774,839	269,633,151
Issued to shareholders electing to receive payments of distributions in Fund shares	8,498,939	9,660,413
Redemptions	(294,958,585)	(216,904,522)

Net increase (decrease)	(138,684,807)	62,389,042

	Year Ended October 31,
Class R	2014	2013

Sales	35,703	28,326
Issued to shareholders electing to receive payments of distributions in Fund shares	3,084	3,031
Redemptions	(34,135)	(24,799)

Net increase	4,652	6,558

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments

Foreign Government Bonds — 52.3%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.7%
Republic of Albania, 7.50%, 11/4/15(1)	EUR	24,274	$32,130,032

Total Albania			$32,130,032

Argentina — 1.9%
Republic of Argentina, 7.00%, 10/3/15	USD	48,755	$45,770,179
Republic of Argentina, 8.28%, 12/31/33(2)(3)	USD	25,227	20,631,072
Republic of Argentina, 8.75%, 5/7/24(2)	USD	23,301	20,929,145

Total Argentina			$87,330,396

Bangladesh — 1.0%
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	362,000	$4,706,668
Bangladesh Treasury Bond, 10.10%, 6/11/19	BDT	186,100	2,464,472
Bangladesh Treasury Bond, 10.70%, 11/6/15	BDT	450,000	5,950,017
Bangladesh Treasury Bond, 10.90%, 7/3/15	BDT	403,900	5,316,319
Bangladesh Treasury Bond, 11.48%, 7/4/17	BDT	100,400	1,380,321
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	288,000	3,976,690
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	139,900	1,934,369
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	135,600	1,872,303
Bangladesh Treasury Bond, 11.62%, 1/2/18	BDT	91,300	1,265,957
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	391,800	5,459,572
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	369,600	5,142,326
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	151,800	2,118,934
Bangladesh Treasury Bond, 11.82%, 3/6/18	BDT	291,700	4,075,763

Total Bangladesh			$45,663,711

Barbados — 0.4%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	20,249	$16,442,188
Barbados Government International Bond, 6.625%, 12/5/35(4)	USD	2,975	2,415,700

Total Barbados			$18,857,888

Belarus — 0.5%
Republic of Belarus, 8.75%, 8/3/15(1)	USD	17,529	$17,970,731
Republic of Belarus, 8.95%, 1/26/18(1)	USD	5,005	5,412,657

Total Belarus			$23,383,388

Bermuda — 0.7%
Government of Bermuda, 4.854%, 2/6/24(4)	USD	15,798	$16,469,415
Government of Bermuda, 5.603%, 7/20/20(4)	USD	13,732	15,414,170

Total Bermuda			$31,883,585

Security		Principal Amount (000’s omitted)	Value

Brazil — 0.0%(5)
Brazil Letra do Tesouro Nacional, 0.00%, 1/1/15	BRL	108	$42,815

Total Brazil			$42,815

Costa Rica — 0.1%
Titulo Propiedad UD, 1.00%, 1/12/22(6)	CRC	1,586,903	$2,444,039
Titulo Propiedad UD, 1.63%, 7/13/16(6)	CRC	176,909	323,345

Total Costa Rica			$2,767,384

Croatia — 1.9%
Croatia Government International Bond, 6.25%, 4/27/17(1)	USD	11,914	$12,788,964
Croatia Treasury Bill, 0.00%, 2/12/15	EUR	58,771	73,577,949

Total Croatia			$86,366,913

Cyprus — 0.9%
Republic of Cyprus, 3.75%, 11/1/15(1)(4)	EUR	34,752	$43,113,978

Total Cyprus			$43,113,978

Dominican Republic — 1.0%
Dominican Republic Central Bank Note, 12.00%, 4/5/19(4)	DOP	195,500	$4,619,417
Dominican Republic International Bond, 11.50%, 5/10/24(4)	DOP	170,000	4,054,432
Dominican Republic International Bond, 14.00%, 4/30/21(4)	DOP	110,600	2,816,888
Dominican Republic International Bond, 14.50%, 2/10/23(1)	DOP	342,000	8,870,236
Dominican Republic International Bond, 14.50%, 2/10/23(4)	DOP	29,800	772,904
Dominican Republic International Bond, 15.95%, 6/4/21(4)	DOP	103,000	2,931,184
Dominican Republic International Bond, 18.50%, 2/4/28(1)	DOP	677,800	20,531,178
Dominican Republic International Bond, 18.50%, 2/4/28(4)	DOP	13,600	411,956

Total Dominican Republic			$45,008,195

Ecuador — 1.1%
Republic of Ecuador, 7.95%, 6/20/24(4)	USD	31,392	$32,961,600
Republic of Ecuador, 9.375%, 12/15/15(1)	USD	17,870	18,674,150

Total Ecuador			$51,635,750

Fiji — 0.6%
Republic of Fiji, 9.00%, 3/15/16	USD	24,711	$25,582,693

Total Fiji			$25,582,693

20	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Germany — 0.5%
Bundesrepublik Deutschland, 3.50%, 7/4/19	EUR	15,000	$21,794,549

Total Germany			$21,794,549

Hungary — 1.4%
Hungary Government Bond, 3.50%, 6/24/20	HUF	13,088,510	$53,578,767
Hungary Government International Bond, 4.75%, 2/3/15	USD	10,000	10,094,500

Total Hungary			$63,673,267

Iceland — 1.0%
Republic of Iceland, 6.25%, 2/5/20	ISK	1,359,200	$8,934,633
Republic of Iceland, 7.25%, 10/26/22	ISK	1,723,992	11,780,974
Republic of Iceland, 8.75%, 2/26/19	ISK	3,691,371	26,587,185

Total Iceland			$47,302,792

India — 0.9%
India Government Bond, 7.16%, 5/20/23	INR	1,565,620	$23,463,722
India Government Bond, 8.12%, 12/10/20	INR	1,084,330	17,545,007

Total India			$41,008,729

Indonesia — 1.4%
Indonesia Government Bond, 8.375%, 3/15/24	IDR	293,472,000	$24,897,159
Indonesia Government Bond, 8.75%, 2/15/44	IDR	44,180,000	3,637,562
Indonesia Government Bond, 9.00%, 3/15/29	IDR	394,489,000	34,411,421

Total Indonesia			$62,946,142

Iraq — 1.0%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	52,415	$46,649,350

Total Iraq			$46,649,350

Jordan — 0.4%
Jordan Government Bond, 7.95%, 2/5/15	JOD	2,000	$2,865,659
Jordan Government Bond, 8.163%, 3/25/16	JOD	2,000	3,001,400
Jordan Government Bond, 8.60%, 3/4/16	JOD	2,000	3,011,500
Kingdom of Jordan, 3.875%, 11/12/15(1)	USD	11,414	11,573,796

Total Jordan			$20,452,355

Kenya — 0.3%
Kenya Infrastructure Bond, 11.00%, 10/12/26	KES	408,000	$4,493,587
Kenya Treasury Bond, 11.855%, 5/22/17	KES	189,500	2,185,913
Republic of Kenya, 6.875%, 6/24/24(1)	USD	6,100	6,519,375

Total Kenya			$13,198,875

Security		Principal Amount (000’s omitted)	Value

Lebanon — 2.2%
Lebanese Republic, 4.10%, 6/12/15(1)	USD	9,782	$9,867,788
Lebanese Republic, 5.875%, 1/15/15(2)	USD	1,000	1,007,700
Lebanese Republic, 8.50%, 8/6/15	USD	4,750	4,956,625
Lebanese Republic, 8.50%, 1/19/16(1)	USD	46,065	48,828,900
Lebanon Treasury Note, 6.50%, 4/2/15	LBP	7,981,450	5,322,142
Lebanon Treasury Note, 6.50%, 5/14/15	LBP	19,772,680	13,206,221
Lebanon Treasury Note, 6.50%, 5/28/15	LBP	5,760,930	3,849,462
Lebanon Treasury Note, 6.50%, 6/25/15	LBP	9,976,440	6,671,508
Lebanon Treasury Note, 7.54%, 1/15/15	LBP	9,093,200	6,050,286

Total Lebanon			$99,760,632

Macedonia — 1.5%
Republic of Macedonia, 3.975%, 7/24/21(4)	EUR	55,460	$70,656,771

Total Macedonia			$70,656,771

Mozambique — 0.2%
Republic of Mozambique, 6.305%, 9/11/20(1)	USD	9,219	$9,253,571

Total Mozambique			$9,253,571

New Zealand — 2.2%
New Zealand Government Bond, 2.00%, 9/20/25(1)(6)	NZD	44,381	$32,859,792
New Zealand Government Bond, 3.00%, 9/20/30(1)(6)	NZD	33,991	27,644,998
New Zealand Government Bond, 5.00%, 3/15/19(1)	NZD	33,390	27,311,200
New Zealand Government Bond, 5.50%, 4/15/23(1)	NZD	16,093	13,887,754

Total New Zealand			$101,703,744

Pakistan — 0.8%
Islamic Republic of Pakistan, 6.875%, 6/1/17(1)	USD	2,874	$2,967,405
Islamic Republic of Pakistan, 7.125%, 3/31/16(1)	USD	5,164	5,293,100
Islamic Republic of Pakistan, 7.25%, 4/15/19(4)	USD	15,860	16,454,750
Islamic Republic of Pakistan, 8.25%, 4/15/24(4)	USD	11,413	11,955,117

Total Pakistan			$36,670,372

Paraguay — 0.5%
Republic of Paraguay, 6.10%, 8/11/44(4)	USD	21,065	$22,697,538

Total Paraguay			$22,697,538

Philippines — 1.4%
Republic of the Philippines, 4.125%, 11/8/17	PHP	350,030	$8,133,199
Republic of the Philippines, 4.625%, 7/5/17	PHP	325,440	7,630,069
Republic of the Philippines, 6.25%, 1/14/36	PHP	1,649,000	40,391,251
Republic of the Philippines, 7.00%, 1/27/16	PHP	261,300	6,161,160

Total Philippines			$62,315,679

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Romania — 2.1%
Romania Government Bond, 4.625%, 9/18/20(1)	EUR	10,091	$14,408,326
Romania Government Bond, 4.875%, 11/7/19(1)	EUR	26,465	37,887,259
Romania Government Bond, 5.95%, 6/11/21	RON	141,330	46,033,498

Total Romania			$98,329,083

Russia — 1.2%
Russia Foreign Bond, 3.625%, 4/29/15(1)	USD	56,400	$56,682,000

Total Russia			$56,682,000

Rwanda — 0.3%
Republic of Rwanda, 6.625%, 5/2/23(1)(2)	USD	11,799	$12,332,315

Total Rwanda			$12,332,315

Serbia — 4.2%
Republic of Serbia, 5.25%, 11/21/17(1)	USD	10,122	$10,526,880
Serbia Treasury Bond, 4.50%, 6/2/17	EUR	8,700	10,887,689
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	195,630	2,082,395
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	996,190	10,634,800
Serbia Treasury Bond, 10.00%, 9/14/15	RSD	1,412,950	15,157,845
Serbia Treasury Bond, 10.00%, 12/12/15	RSD	1,692,700	18,171,491
Serbia Treasury Bond, 10.00%, 1/30/16	RSD	2,869,600	30,790,782
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	38,990	418,109
Serbia Treasury Bond, 10.00%, 4/25/16	RSD	324,720	3,477,578
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	495,400	5,287,925
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	1,762,500	18,672,290
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	2,515,020	26,586,844
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	673,100	7,046,413
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	2,160,420	21,033,918
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	1,376,300	14,973,378

Total Serbia			$195,748,337

Slovenia — 4.9%
Republic of Slovenia, 4.125%, 2/18/19(1)	USD	19,953	$21,050,415
Republic of Slovenia, 4.125%, 1/26/20(1)	EUR	9,851	13,841,587
Republic of Slovenia, 4.375%, 1/18/21(1)	EUR	36,977	52,683,220
Republic of Slovenia, 4.625%, 9/9/24(1)	EUR	10,680	15,491,567
Republic of Slovenia, 5.125%, 3/30/26(1)	EUR	28,074	42,560,137
Republic of Slovenia, 5.50%, 10/26/22(1)	USD	16,570	18,268,425
Republic of Slovenia, 5.85%, 5/10/23(4)	USD	55,629	62,687,208

Total Slovenia			$226,582,559

Security		Principal Amount (000’s omitted)	Value

Sri Lanka — 1.6%
Republic of Sri Lanka, 5.875%, 7/25/22(1)	USD	34,850	$36,592,500
Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	14,760	15,867,000
Republic of Sri Lanka, 6.25%, 10/4/20(4)	USD	13,109	14,092,175
Republic of Sri Lanka, 7.40%, 1/22/15(1)	USD	2,491	2,518,488
Republic of Sri Lanka, 7.40%, 1/22/15(4)	USD	1,100	1,116,500
Sri Lanka Government Bond, 6.50%, 7/15/15	LKR	133,690	1,025,592
Sri Lanka Government Bond, 11.75%, 3/15/15	LKR	448,760	3,502,247

Total Sri Lanka			$74,714,502

Tanzania — 1.2%
United Republic of Tanzania, 6.329%, 3/9/20(1)(7)	USD	49,465	$53,731,356

Total Tanzania			$53,731,356

Turkey — 5.3%
Turkey Government Bond, 2.00%, 10/26/22(6)	TRY	16,116	$7,359,340
Turkey Government Bond, 3.00%, 1/6/21(6)	TRY	19,156	9,230,407
Turkey Government Bond, 3.00%, 7/21/21(6)	TRY	29,863	14,457,017
Turkey Government Bond, 4.00%, 4/1/20(6)	TRY	208,693	105,255,062
Turkey Government Bond, 6.50%, 1/7/15	TRY	31,260	14,050,228
Turkey Government Bond, 6.75%, 4/3/18	USD	44,250	49,560,000
Turkey Government Bond, 7.50%, 7/14/17	USD	40,000	45,150,000

Total Turkey			$245,062,054

Uganda — 0.6%
Uganda Government Bond, 13.25%, 11/5/15	UGX	2,486,000	$930,173
Uganda Government Bond, 13.375%, 2/25/16	UGX	9,767,800	3,646,259
Uganda Government Bond, 14.00%, 3/24/16	UGX	11,686,200	4,391,031
Uganda Government Bond, 14.125%, 12/1/16	UGX	29,992,700	11,229,082
Uganda Government Bond, 14.625%, 11/1/18	UGX	16,773,000	6,395,256

Total Uganda			$26,591,801

Uruguay — 1.4%
Monetary Regulation Bill, 0.00%, 3/26/15(6)	UYU	282,575	$11,494,052
Monetary Regulation Bill, 0.00%, 7/2/15(6)	UYU	124,840	5,014,998
Monetary Regulation Bill, 0.00%, 8/20/15	UYU	65,580	2,444,149
Monetary Regulation Bill, 0.00%, 10/8/15	UYU	120,430	4,413,857
Monetary Regulation Bill, 0.00%, 11/26/15	UYU	114,867	4,141,732
Monetary Regulation Bill, 0.00%, 1/14/16	UYU	9,000	319,338
Monetary Regulation Bill, 0.00%, 3/3/16(6)	UYU	301,700	11,758,215
Monetary Regulation Bill, 0.00%, 4/21/16(6)	UYU	380,672	14,747,618
Monetary Regulation Bill, 0.00%, 4/21/16	UYU	126,523	4,349,302
Monetary Regulation Bill, 0.00%, 7/28/16	UYU	40,135	1,336,738
Monetary Regulation Bill, 0.00%, 7/28/16(6)	UYU	23,499	899,517

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Uruguay (continued)
Uruguay Notas Del Tesoro, 2.25%, 8/23/17(6)	UYU	39,361	$1,548,990
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(6)	UYU	5,176	208,743
Uruguay Notas Del Tesoro, 10.25%, 8/22/15	UYU	34,315	1,376,830

Total Uruguay			$64,054,079

Venezuela — 2.0%
Bolivarian Republic of Venezuela, 5.75%, 2/26/16(1)(2)	USD	108,526	$92,518,415

Total Venezuela			$92,518,415

Zambia — 1.0%
Republic of Zambia, 8.50%, 4/14/24(4)	USD	34,224	$39,165,090
Zambia Government Bond, 11.00%, 9/2/19	ZMW	44,500	5,404,798

Total Zambia			$44,569,888

Total Foreign Government Bonds (identified cost $2,431,712,644)			$2,404,767,483

Foreign Corporate Bonds — 0.9%

Security		Principal Amount (000’s omitted)	Value

Georgia — 0.3%
Bank of Georgia JSC, 7.75%, 7/5/17(1)	USD	10,965	$11,713,580

Total Georgia			$11,713,580

Hungary — 0.2%
Magyar Export-Import Bank, 4.00%, 1/30/20(4)	USD	11,430	$11,401,425

Total Hungary			$11,401,425

India — 0.4%
Food Corp. of India, 9.95%, 3/7/22	INR	400,000	$6,958,060
Power Finance Corp., Ltd., 9.32%, 9/17/19	INR	400,000	6,654,198
Rural Electrification Corp., Ltd., 9.04%, 10/12/19	INR	400,000	6,597,423

Total India			$20,209,681

Total Foreign Corporate Bonds (identified cost $43,096,725)			$43,324,686

Senior Floating-Rate Interests — 0.5%(8)

Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Banks and Thrifts — 0.5%
Akbank T.A.S. Term Loan, 1.00%, Maturing 9/15/15	EUR	6,000	$7,450,479
Turkiye Garanti Bankasi A.S. Term Loan, 1.00%, Maturing 5/8/15	EUR	5,000	6,232,542
Turkiye Is Bankasi A.S. Term Loan, 1.00%, Maturing 5/8/15		$7,000	6,960,800

			$20,643,821

Total Senior Floating-Rate Interests (identified cost $20,643,821)			$20,643,821

Sovereign Loans — 0.3%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.3%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed) Term Loan, 2.80%, Maturing August 1, 2021(9)(10)(11)(12)		$15,600	$15,990,000

Total Ethiopia			$15,990,000

Total Sovereign Loans (identified cost $15,600,000)			$15,990,000

Debt Obligations — United States — 22.7%

Corporate Bonds & Notes — 0.0%(5)

Security		Principal Amount	Value
Eaton Corp., 8.875%, 6/15/19		$500,000	$613,421

Total Corporate Bonds & Notes (identified cost $518,435)			$613,421

Collateralized Mortgage Obligations — 1.4%

Security		Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22		$173,946	$200,844
Series 1548, Class Z, 7.00%, 7/15/23		168,195	190,912
Series 1650, Class K, 6.50%, 1/15/24		1,007,513	1,136,729
Series 1817, Class Z, 6.50%, 2/15/26		136,005	155,008

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 1927, Class ZA, 6.50%, 1/15/27	$527,582	$601,660
Series 2127, Class PG, 6.25%, 2/15/29	726,746	803,602
Series 2344, Class ZD, 6.50%, 8/15/31	992,915	1,152,925
Series 2458, Class ZB, 7.00%, 6/15/32	1,789,834	2,089,631

		$6,331,311

Federal National Mortgage Association:
Series 1992-180, Class F, 1.302%, 10/25/22(7)	$637,336	$648,746
Series 1993-16, Class Z, 7.50%, 2/25/23	607,948	688,806
Series 1993-79, Class PL, 7.00%, 6/25/23	419,670	475,395
Series 1993-104, Class ZB, 6.50%, 7/25/23	140,828	155,783
Series 1993-121, Class Z, 7.00%, 7/25/23	2,313,142	2,605,361
Series 1993-141, Class Z, 7.00%, 8/25/23	463,353	525,403
Series 1994-42, Class ZQ, 7.00%, 4/25/24	2,846,087	3,193,831
Series 1994-79, Class Z, 7.00%, 4/25/24	575,224	646,679
Series 1994-89, Class ZQ, 8.00%, 7/25/24	458,050	529,061
Series 1996-35, Class Z, 7.00%, 7/25/26	147,802	170,274
Series 1998-16, Class H, 7.00%, 4/18/28	440,866	501,551
Series 1998-44, Class ZA, 6.50%, 7/20/28	764,818	879,090
Series 1999-25, Class Z, 6.00%, 6/25/29	903,429	1,022,198
Series 2000-2, Class ZE, 7.50%, 2/25/30	184,831	218,058
Series 2000-49, Class A, 8.00%, 3/18/27	560,732	655,620
Series 2001-31, Class ZA, 6.00%, 7/25/31	6,047,686	6,854,529
Series 2001-37, Class GA, 8.00%, 7/25/16	18,180	18,776
Series 2001-74, Class QE, 6.00%, 12/25/31	1,823,746	2,043,390
Series 2009-48, Class WA, 5.834%, 7/25/39(13)	7,330,883	8,206,834
Series 2011-38, Class SA, 13.044%, 5/25/41(14)	8,796,224	9,686,653
Series G48, Class Z, 7.10%, 12/25/21	516,237	575,213
Series G92-60, Class Z, 7.00%, 10/25/22	1,086,750	1,194,745
Series G93-1, Class K, 6.675%, 1/25/23	804,467	895,074
Series G93-31, Class PN, 7.00%, 9/25/23	2,428,742	2,763,977
Series G93-41, Class ZQ, 7.00%, 12/25/23	4,945,170	5,632,374
Series G94-7, Class PJ, 7.50%, 5/17/24	808,166	930,772

		$51,718,193

Government National Mortgage Association:
Series 1994-7, Class PQ, 6.50%, 10/16/24	$554,469	$625,718
Series 1996-22, Class Z, 7.00%, 10/16/26	450,454	513,595
Series 1999-42, Class Z, 8.00%, 11/16/29	1,391,741	1,651,101
Series 2000-21, Class Z, 9.00%, 3/16/30	1,982,827	2,393,533
Series 2001-35, Class K, 6.45%, 10/26/23	183,556	202,848

		$5,386,795

Total Collateralized Mortgage Obligations (identified cost $59,140,569)		$63,436,299

Mortgage Pass-Throughs — 18.9%

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:
2.456%, with maturity at 2036(15)	$4,920,292	$5,267,864
2.889%, with maturity at 2035(15)	4,052,224	4,332,192
3.082%, with maturity at 2029(15)	644,409	654,557
3.125%, with maturity at 2023(15)	160,685	168,402
4.373%, with maturity at 2030(15)	932,776	1,016,435
4.50%, with various maturities to 2035	2,055,805	2,179,517
5.00%, with various maturities to 2019	1,406,506	1,487,720
5.50%, with various maturities to 2019	4,137,862	4,375,201
6.00%, with various maturities to 2035	35,624,234	40,051,350
6.50%, with various maturities to 2033	31,384,381	36,157,784
6.60%, with maturity at 2030	1,819,887	2,090,340
7.00%, with various maturities to 2036	31,648,227	36,678,616
7.31%, with maturity at 2026	124,640	144,384
7.50%, with various maturities to 2035	19,051,457	22,272,330
7.95%, with maturity at 2022	274,968	311,758
8.00%, with various maturities to 2034	7,335,549	8,754,758
8.15%, with maturity at 2021	93,012	104,316
8.30%, with maturity at 2021	16,948	18,975
8.47%, with maturity at 2018	49,614	53,902
8.50%, with various maturities to 2028	603,416	710,274
9.00%, with various maturities to 2027	1,044,358	1,198,118
9.50%, with maturity at 2027	136,224	158,431
9.75%, with maturity at 2016	302	317
10.00%, with various maturities to 2020	316,246	353,150
10.50%, with maturity at 2021	172,967	192,210
11.00%, with maturity at 2016	86,921	90,911

		$168,823,812

Federal National Mortgage Association:
1.917%, with various maturities to 2038(15)	$1,325,612	$1,376,701
1.918%, with various maturities to 2033(15)	16,441,805	17,033,575
1.926%, with various maturities to 2035(15)	19,109,144	19,888,394
2.006%, with maturity at 2035(15)	3,999,869	4,144,593
2.076%, with maturity at 2025(15)	1,002,476	1,039,833
2.275%, with maturity at 2028(15)	214,851	226,285
2.276%, with maturity at 2024(15)	543,232	565,869
2.86%, with maturity at 2023(15)	93,700	96,799
3.634%, with maturity at 2034(15)	2,541,588	2,769,538
3.715%, with maturity at 2035(15)	8,052,682	8,774,911
3.877%, with maturity at 2035(15)	6,698,391	7,299,156
5.00%, with various maturities to 2033	2,989,628	3,231,244
5.50%, with various maturities to 2023	5,567,831	5,912,634
6.00%, with various maturities to 2038	209,640,730	236,471,532
6.321%, with maturity at 2032(15)	2,525,655	2,827,841
6.50%, with various maturities to 2038	93,642,269	107,057,948

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
7.00%, with various maturities to 2037	$76,999,884	$89,707,050
7.199%, with maturity at 2025(15)	71,026	76,219
7.50%, with various maturities to 2037	55,824,872	66,066,733
8.00%, with various maturities to 2030	4,404,343	5,221,114
8.50%, with various maturities to 2037	7,561,018	9,246,108
9.00%, with various maturities to 2032	1,877,100	2,185,541
9.087%, with maturity at 2028(13)	173,321	188,286
9.50%, with various maturities to 2031	1,662,463	1,958,295
9.992%, with maturity at 2027(13)	189,184	213,745
10.50%, with maturity at 2029	193,124	228,688
11.50%, with maturity at 2031	247,951	306,452

		$594,115,084

Government National Mortgage Association:
2.00%, with maturity at 2024(15)	$424,174	$439,973
6.00%, with various maturities to 2033	31,834,093	36,533,770
6.50%, with various maturities to 2032	14,600,422	16,825,067
7.00%, with various maturities to 2035	29,855,551	34,666,529
7.50%, with various maturities to 2031	4,751,347	5,469,043
7.75%, with maturity at 2019	24,008	26,852
8.00%, with various maturities to 2034	10,585,173	12,406,833
8.30%, with various maturities to 2020	31,285	33,824
8.50%, with various maturities to 2021	397,059	426,257
9.00%, with various maturities to 2025	222,245	256,490
9.50%, with various maturities to 2026	884,115	1,061,440

		$108,146,078

Total Mortgage Pass-Throughs (identified cost $840,688,424)		$871,084,974

U.S. Government Agency Obligations — 0.7%

Security	Principal Amount	Value
United States Agency for International Development — Israel:
5.50%, 12/4/23	$5,000,000	$6,115,995
5.50%, 4/26/24	22,500,000	27,692,775

Total U.S. Government Agency Obligations (identified cost $29,730,919)		$33,808,770

U.S. Treasury Obligations — 1.7%

Security	Principal Amount	Value

U.S. Treasury Bond, 7.875%, 2/15/21(16)	$1,500,000	$2,035,664
U.S. Treasury Bond, 11.25%, 2/15/15(16)	75,000,000	77,361,300

Total U.S. Treasury Obligations (identified cost $79,043,232)		$79,396,964

Total Debt Obligations — United States (identified cost $1,009,121,579)		$1,048,340,428

Common Stocks — 0.9%

Security	Shares	Value

Germany — 0.2%
Deutsche Wohnen AG	415,588	$9,380,509

Total Germany		$9,380,509

Luxembourg — 0.2%
GAGFAH SA(17)	471,667	$8,820,657

Total Luxembourg		$8,820,657

Singapore — 0.3%
Yoma Strategic Holdings, Ltd.(17)	27,666,000	$14,426,440

Total Singapore		$14,426,440

Sri Lanka — 0.1%
Commercial Bank of Ceylon PLC	541,375	$687,578
Dialog Axiata PLC	4,938,977	463,269
Hatton National Bank PLC	169,507	255,822
John Keells Holdings PLC	2,238,647	4,410,913

Total Sri Lanka		$5,817,582

United Kingdom — 0.1%
Genel Energy PLC(17)	356,000	$4,004,231

Total United Kingdom		$4,004,231

Total Common Stocks (identified cost $38,729,797)		$42,449,419

Investment Funds — 0.4%

Security	Shares	Value
Fondul Proprietatea SA	63,020,883	$16,841,610

Total Investment Funds (identified cost $15,755,318)		$16,841,610

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Precious Metals — 0.7%

Description	Troy Ounces	Value

Platinum(17)	24,986	$30,885,949

Total Precious Metals (identified cost $43,799,986)		$30,885,949

Currency Put Options Purchased — 0.9%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Australian Dollar	Citibank, N.A.	AUD	63,624	USD	0.85	4/29/15	$883,126
Australian Dollar	JPMorgan Chase Bank, N.A.	AUD	48,977	USD	0.85	4/29/15	679,816
British Pound Sterling	Goldman Sachs International	GBP	35,940	USD	1.63	3/17/15	1,550,868
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP	21,728	USD	1.63	3/17/15	937,594
Canadian Dollar	Citibank, N.A.	CAD	28,028	CAD	1.13	3/30/15	443,413
Canadian Dollar	Goldman Sachs International	CAD	28,435	CAD	1.13	3/30/15	449,852
Canadian Dollar	HSBC Bank USA, N.A.	CAD	42,487	CAD	1.11	3/30/15	1,052,567
Canadian Dollar	Standard Chartered Bank	CAD	12,450	CAD	1.11	3/30/15	308,435
Euro	Citibank, N.A.	EUR	34,553	USD	1.38	4/29/15	4,454,938
Euro	Citibank, N.A.	EUR	76,033	USD	1.21	7/30/15	1,241,816
Euro	Citibank, N.A.	EUR	50,736	USD	1.30	7/30/15	2,879,536
Euro	Citibank, N.A.	EUR	48,853	USD	1.35	7/30/15	4,747,396
Euro	Deutsche Bank AG	EUR	54,839	USD	1.28	11/1/16	3,125,913
Euro	Goldman Sachs International	EUR	50,851	USD	1.38	10/29/19	5,579,966
Japanese Yen	Citibank, N.A.	JPY	3,596,880	JPY	105.00	6/22/15	2,438,856
Japanese Yen	Deutsche Bank AG	JPY	7,193,550	JPY	105.00	6/22/15	4,877,569
Japanese Yen	Goldman Sachs International	JPY	3,530,625	JPY	105.00	6/22/15	2,393,932
Japanese Yen	Goldman Sachs International	JPY	5,151,960	JPY	110.00	6/22/15	1,813,303
Yuan Renminbi Offshore	Bank of America, N.A.	CNH	329,351	CNH	6.30	5/14/15	289,464
Yuan Renminbi Offshore	Deutsche Bank AG	CNH	491,377	CNH	6.20	3/5/15	517,452
Yuan Renminbi Offshore	Goldman Sachs International	CNH	300,649	CNH	6.30	5/14/15	264,236
Yuan Renminbi Offshore	Standard Chartered Bank	CNH	485,411	CNH	6.20	3/5/15	511,169
Yuan Renminbi Offshore	Standard Chartered Bank	CNH	318,212	CNH	6.20	3/6/15	338,228

Total Currency Put Options Purchased (identified cost $27,536,619)							$41,779,445

Call Options Purchased — 0.1%

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

Nikkei 225 Index	Goldman Sachs International	326	JPY 16,000.00	5/13/16	$4,495,625

Total Call Options Purchased (identified cost $2,827,980)					$4,495,625

Put Options Purchased — 0.0%(5)

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

Hang Seng Index	Deutsche Bank AG	364	HKD 9,800.00	3/30/15	$420,082
KOSPI 200 Index	Citibank, N.A.	595	KRW 240.00	3/12/15	1,302,220

Total Put Options Purchased (identified cost $1,574,486)					$1,722,302

Short-Term Investments — 18.7%

Foreign Government Securities — 14.5%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.0%(5)
Albania Treasury Bill, 0.00%, 1/8/15	ALL	28,000	$250,700

Total Albania			$250,700

Georgia — 0.1%
Bank of Georgia Promissory Note, 4.00%, 1/8/15	USD	5,266	$5,294,683

Total Georgia			$5,294,683

Kenya — 1.4%
Kenya Treasury Bill, 0.00%, 11/17/14	KES	312,300	$3,481,469
Kenya Treasury Bill, 0.00%, 11/24/14	KES	672,000	7,479,018
Kenya Treasury Bill, 0.00%, 12/1/14	KES	780,700	8,674,517
Kenya Treasury Bill, 0.00%, 12/15/14	KES	465,400	5,154,217
Kenya Treasury Bill, 0.00%, 4/13/15	KES	801,000	8,618,534
Kenya Treasury Bill, 0.00%, 4/20/15	KES	1,441,900	15,486,572
Kenya Treasury Bill, 0.00%, 4/27/15	KES	1,594,600	17,095,713

Total Kenya			$65,990,040

Lebanon — 3.7%
Lebanon Treasury Bill, 0.00%, 11/6/14	LBP	1,729,980	$1,143,285
Lebanon Treasury Bill, 0.00%, 11/20/14	LBP	14,587,300	9,625,452
Lebanon Treasury Bill, 0.00%, 12/18/14	LBP	25,348,700	16,674,939
Lebanon Treasury Bill, 0.00%, 12/25/14	LBP	25,102,700	16,500,380

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Lebanon (continued)
Lebanon Treasury Bill, 0.00%, 1/1/15	LBP	12,333,000	$8,100,408
Lebanon Treasury Bill, 0.00%, 1/8/15	LBP	6,301,050	4,135,381
Lebanon Treasury Bill, 0.00%, 1/15/15	LBP	36,944,000	24,227,612
Lebanon Treasury Bill, 0.00%, 1/22/15	LBP	9,805,760	6,425,572
Lebanon Treasury Bill, 0.00%, 2/5/15	LBP	24,455,530	15,999,505
Lebanon Treasury Bill, 0.00%, 2/19/15	LBP	24,804,725	16,199,811
Lebanon Treasury Bill, 0.00%, 2/26/15	LBP	11,462,600	7,479,519
Lebanon Treasury Bill, 0.00%, 4/9/15	LBP	7,096,900	4,600,378
Lebanon Treasury Bill, 0.00%, 4/16/15	LBP	7,550,000	4,894,320
Lebanon Treasury Bill, 0.00%, 4/23/15	LBP	7,136,500	4,617,064
Lebanon Treasury Bill, 0.00%, 4/30/15	LBP	12,359,330	7,996,108
Lebanon Treasury Bill, 0.00%, 6/11/15	LBP	6,086,700	3,913,804
Lebanon Treasury Bill, 0.00%, 7/9/15	LBP	12,844,300	8,223,370
Lebanon Treasury Bill, 0.00%, 7/23/15	LBP	5,026,200	3,210,775
Lebanon Treasury Bill, 0.00%, 10/15/15	LBP	13,566,400	8,536,856

Total Lebanon			$172,504,539

Malawi — 0.0%(5)
Malawi Treasury Bill, 0.00%, 11/6/14	MWK	50,000	$104,533

Total Malawi			$104,533

Mexico — 2.1%
Mexico Cetes, 0.00%, 4/1/15	MXN	1,298,544	$95,254,999

Total Mexico			$95,254,999

Nigeria — 0.1%
Nigeria Treasury Bill, 0.00%, 11/6/14	NGN	561,180	$3,385,766

Total Nigeria			$3,385,766

Philippines — 2.7%
Philippine Treasury Bill, 0.00%, 11/5/14	PHP	1,248,660	$27,823,043
Philippine Treasury Bill, 0.00%, 12/3/14	PHP	3,357,000	74,717,205
Philippine Treasury Bill, 0.00%, 1/7/15	PHP	882,740	19,623,225

Total Philippines			$122,163,473

Serbia — 0.9%
Serbia Treasury Bill, 0.00%, 1/1/15	EUR	3,000	$3,754,181
Serbia Treasury Bill, 0.00%, 1/29/15	RSD	1,786,060	18,508,205
Serbia Treasury Bill, 0.00%, 3/12/15	RSD	1,536,290	15,785,791
Serbia Treasury Bill, 0.00%, 5/6/15	EUR	2,805	3,476,447

Total Serbia			$41,524,624

Security		Principal Amount (000’s omitted)	Value

Sri Lanka — 2.8%
Sri Lanka Treasury Bill, 0.00%, 11/7/14	LKR	199,550	$1,525,229
Sri Lanka Treasury Bill, 0.00%, 11/28/14	LKR	34,250	260,953
Sri Lanka Treasury Bill, 0.00%, 12/5/14	LKR	1,631,690	12,418,729
Sri Lanka Treasury Bill, 0.00%, 12/12/14	LKR	584,720	4,445,496
Sri Lanka Treasury Bill, 0.00%, 12/19/14	LKR	237,560	1,804,162
Sri Lanka Treasury Bill, 0.00%, 12/26/14	LKR	1,252,160	9,499,244
Sri Lanka Treasury Bill, 0.00%, 1/2/15	LKR	548,460	4,156,217
Sri Lanka Treasury Bill, 0.00%, 1/9/15	LKR	1,875,710	14,199,031
Sri Lanka Treasury Bill, 0.00%, 1/30/15	LKR	380,000	2,867,651
Sri Lanka Treasury Bill, 0.00%, 2/20/15	LKR	2,321,580	17,460,867
Sri Lanka Treasury Bill, 0.00%, 2/27/15	LKR	1,284,190	9,647,320
Sri Lanka Treasury Bill, 0.00%, 3/6/15	LKR	3,414,430	25,620,580
Sri Lanka Treasury Bill, 0.00%, 3/13/15	LKR	255,810	1,917,374
Sri Lanka Treasury Bill, 0.00%, 3/20/15	LKR	1,666,990	12,480,734
Sri Lanka Treasury Bill, 0.00%, 4/10/15	LKR	396,470	2,958,639
Sri Lanka Treasury Bill, 0.00%, 4/24/15	LKR	240,650	1,792,148
Sri Lanka Treasury Bill, 0.00%, 6/26/15	LKR	176,180	1,298,358
Sri Lanka Treasury Bill, 0.00%, 7/24/15	LKR	314,960	2,310,775

Total Sri Lanka			$126,663,507

Uganda — 0.2%
Uganda Treasury Bill, 0.00%, 11/13/14	UGX	7,431,400	$2,739,395
Uganda Treasury Bill, 0.00%, 11/27/14	UGX	8,763,800	3,217,528
Uganda Treasury Bill, 0.00%, 12/26/14	UGX	3,677,000	1,338,648
Uganda Treasury Bill, 0.00%, 1/22/15	UGX	3,677,000	1,328,108
Uganda Treasury Bill, 0.00%, 2/5/15	UGX	4,866,500	1,749,941
Uganda Treasury Bill, 0.00%, 9/3/15	UGX	1,945,000	647,243
Uganda Treasury Bill, 0.00%, 9/17/15	UGX	1,803,300	597,089

Total Uganda			$11,617,952

Uruguay — 0.2%
Monetary Regulation Bill, 0.00%, 12/18/14	UYU	2,740	$111,828
Monetary Regulation Bill, 0.00%, 1/16/15	UYU	114,480	4,622,292
Monetary Regulation Bill, 0.00%, 2/20/15	UYU	30,490	1,215,210
Monetary Regulation Bill, 0.00%, 2/20/15(6)	UYU	44,355	1,812,082
Monetary Regulation Bill, 0.00%, 3/26/15	UYU	19,280	758,232
Monetary Regulation Bill, 0.00%, 8/14/15	UYU	23,773	886,963

Total Uruguay			$9,406,607

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Zambia — 0.3%
Zambia Treasury Bill, 0.00%, 6/15/15	ZMW	8,590	$1,240,329
Zambia Treasury Bill, 0.00%, 8/10/15	ZMW	74,100	10,432,759

Total Zambia			$11,673,088

Total Foreign Government Securities (identified cost $679,436,941)			$665,834,511

U.S. Treasury Obligations — 0.1%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/4/14(16)		$6,000	$6,000,012

Total U.S. Treasury Obligations (identified cost $5,999,967)			$6,000,012

Repurchase Agreements — 0.8%

Description		Principal Amount (000’s omitted)	Value
Bank of America, N.A.:
Dated 9/18/14 with an interest rate of 0.35%, collateralized by USD 10,400,000 Hungary Government Bond 6.25%, due 1/29/20 and a market value, including accrued interest, of $11,905,111.(18)	USD	11,804	$11,804,000
Dated 10/13/14 with a maturity date of 12/1/14, an interest rate of 0.15% payable by the Portfolio and repurchase proceeds of EUR 17,801,513, collateralized by EUR 15,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $22,178,813.	EUR	17,805	22,312,338

Total Repurchase Agreements (identified cost $34,399,436)			$34,116,338

Other — 3.3%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(19)	$152,346	$152,346,230

Total Other (identified cost $152,346,230)		$152,346,230

Total Short-Term Investments (identified cost $872,182,574)		$858,297,091

Total Investments — 98.4% (identified cost $4,522,581,529)		$4,529,537,859

Less Unfunded Loan Commitments — (0.1)%		$(5,581,923)

Net Investments — 98.3% (identified cost $4,516,999,606)		$4,523,955,936

Currency Put Options Written — (0.6)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

British Pound Sterling	Goldman Sachs International	GBP	35,940	USD	1.63	3/17/15	$(1,550,868)
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP	21,728	USD	1.63	3/17/15	(937,594)
Euro	Citibank, N.A.	EUR	34,553	USD	1.38	4/29/15	(4,454,938)
Euro	Citibank, N.A.	EUR	48,853	USD	1.35	7/30/15	(4,747,396)
Euro	Citibank, N.A.	EUR	50,736	USD	1.30	7/30/15	(2,879,536)
Japanese Yen	Deutsche Bank AG	JPY	7,193,550	JPY	105.00	6/22/15	(4,877,569)
Japanese Yen	Goldman Sachs International	JPY	7,127,505	JPY	105.00	6/22/15	(4,832,788)
Yuan Renminbi Offshore	Deutsche Bank AG	CNH	491,377	CNH	6.20	3/5/15	(517,452)
Yuan Renminbi Offshore	Deutsche Bank AG	CNH	630,000	CNH	6.30	5/14/15	(553,700)
Yuan Renminbi Offshore	Goldman Sachs International	CNH	485,411	CNH	6.20	3/5/15	(511,169)
Yuan Renminbi Offshore	Goldman Sachs International	CNH	318,212	CNH	6.20	3/6/15	(338,228)

Total Currency Put Options Written (premiums received $21,162,047)							$(26,201,238)

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Put Options Written — (0.0)%(5)

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

Hang Seng Index	Deutsche Bank AG	364	HKD 9,800.00	3/30/15	$(420,082)
KOSPI 200 Index	Citibank, N.A.	298	KRW 240.00	3/12/15	(652,204)
KOSPI 200 Index	Deutsche Bank AG	297	KRW 240.00	3/12/15	(650,016)

Total Put Options Written (premiums received $2,545,528)					$(1,722,302)

Other Assets, Less Liabilities — 2.3%					$105,073,099

Net Assets — 100.0%					$4,601,105,495

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

ALL	–	Albanian Lek
AUD	–	Australian Dollar
BDT	–	Bangladesh Taka
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CNH	–	Yuan Renminbi Offshore
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
HKD	–	Hong Kong Dollar
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JOD	–	Jordanian Dinar
JPY	–	Japanese Yen
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MWK	–	Malawi Kwacha
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
PHP	–	Philippine Peso
RON	–	Romanian Leu
RSD	–	Serbian Dinar
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
ZMW	–	Zambian Kwacha

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2014, the aggregate value of these securities is $927,264,613 or 20.2% of the Portfolio’s net assets.

(2)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(3)	Defaulted security.

(4)	Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $376,208,218 or 8.2% of the Portfolio’s net assets.

(5)	Amount is less than 0.05% or (0.05)%, as applicable.

(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(8)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(9)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(10)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(11)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents a weighted average rate at October 31, 2014.

(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(13)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2014.

(14)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2014.

(15)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2014.

(16)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(17)	Non-income producing.

(18)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(19)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Securities Sold Short — (0.5)%

Foreign Government Bonds — (0.5)%

Security		Principal Amount (000’s omitted)	Value

Spain — (0.5)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(15,000)	$(21,956,130)

Total Spain			$(21,956,130)

Total Foreign Government Bonds (proceeds $20,225,899)			$(21,956,130)

Total Securities Sold Short (proceeds $20,225,899)			$(21,956,130)

EUR	–	Euro

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2014
Investments —
Securities of unaffiliated issuers, at value (identified cost, $4,320,853,390)	$4,340,723,757
Affiliated investment, at value (identified cost, $152,346,230)	152,346,230
Precious metals, at value (identified cost, $43,799,986)	30,885,949
Total Investments, at value (identified cost, $4,516,999,606)	$4,523,955,936
Cash	$8,585,377
Restricted cash*	95,399,938
Foreign currency, at value (identified cost, $18,732,876)	18,656,511
Interest receivable	51,139,042
Interest receivable from affiliated investment	61,949
Due from broker for open reverse repurchase agreements	12,791,482
Receivable for investments sold	1,332,002
Receivable for variation margin on open futures contracts	11,539,405
Receivable for variation margin on open centrally cleared swap contracts	66,240
Receivable for open forward foreign currency exchange contracts	87,042,737
Receivable for open swap contracts	92,567,391
Receivable for closed swap contracts	2,425,672
Premium paid on open swap contracts	59,562,776
Tax reclaims receivable	97,047
Total assets	$4,965,223,505

Liabilities
Cash collateral due to brokers	$89,515,094
Payable for reverse repurchase agreements	74,290,652
Written options outstanding, at value (premiums received, $23,707,575)	27,923,540
Payable for investments purchased	51,712,599
Payable for securities sold short, at value (proceeds, $20,225,899)	21,956,130
Payable for open forward foreign currency exchange contracts	31,845,879
Payable for open swap contracts	48,142,890
Payable for closed swap contracts	102,390
Premium received on open swap contracts	14,608,013
Payable to affiliates:
Investment adviser fee	2,124,571
Trustees’ fees	5,780
Interest payable on securities sold short	230,706
Accrued foreign capital gains taxes	110,496
Accrued expenses and other liabilities	1,549,270
Total liabilities	$364,118,010
Net Assets applicable to investors’ interest in Portfolio	$4,601,105,495

Sources of Net Assets
Investors’ capital	$4,511,053,742
Net unrealized appreciation	90,051,753
Total	$4,601,105,495

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest (net of foreign taxes, $2,613,309)	$238,440,394
Dividends (net of foreign taxes, $22,550)	327,005
Interest allocated from affiliated investment	239,315
Expenses allocated from affiliated investment	(25,980)
Total investment income	$238,980,734

Expenses
Investment adviser fee	$27,310,820
Trustees’ fees and expenses	68,113
Custodian fee	4,438,891
Legal and accounting services	538,457
Interest expense and fees	599,977
Interest expense on securities sold short	5,273,781
Miscellaneous	326,187
Total expenses	$38,556,226
Deduct —
Reduction of custodian fee	$9,621
Total expense reductions	$9,621

Net expenses	$38,546,605

Net investment income	$200,434,129

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $323,916 and including a loss of $27,049,631 from precious metals)	$(32,144,948)
Investment transactions allocated from affiliated investment	2,349
Written options	7,643,004
Securities sold short	(35,353,611)
Futures contracts	(77,015,069)
Swap contracts	(37,217,482)
Foreign currency and forward foreign currency exchange contract transactions	15,139,929
Net realized loss	$(158,945,828)
Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $110,496 and including net increase of $18,853,050 from precious metals)	$(7,764,162)
Written options	(2,571,361)
Securities sold short	33,397,694
Futures contracts	36,540,438
Swap contracts	(7,711,285)
Foreign currency and forward foreign currency exchange contracts	86,735,295
Net change in unrealized appreciation (depreciation)	$138,626,619

Net realized and unrealized loss	$(20,319,209)

Net increase in net assets from operations	$180,114,920

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$200,434,129	$230,012,066
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(158,945,828)	(155,628,223)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	138,626,619	(148,371,183)
Net increase (decrease) in net assets from operations	$180,114,920	$(73,987,340)
Capital transactions —
Contributions	$281,699,484	$803,496,564
Withdrawals	(2,551,695,705)	(1,258,862,116)
Net decrease in net assets from capital transactions	$(2,269,996,221)	$(455,365,552)

Net decrease in net assets	$(2,089,881,301)	$(529,352,892)

Net Assets
At beginning of year	$6,690,986,796	$7,220,339,688
At end of year	$4,601,105,495	$6,690,986,796

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014		2013		2012		2011		2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.75	%(2)	0.92	%(2)	0.93	%(2)	0.75	%(2)	0.57%
Net investment income	3.92%		3.15%		4.10%		3.22%		2.67%
Portfolio Turnover	66%		56%		39%		33%		19%

Total Return	3.78%		(0.89)%		3.46%		0.79%		5.31%

Net assets, end of year (000’s omitted)	$4,601,105		$6,690,987		$7,220,340		$8,038,178		$9,007,025

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes interest and dividend expense, primarily on securities sold short, of 0.11%, 0.31%, 0.30% and 0.11% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 91.0%, 7.5% and 1.3%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2014 were $45,807,876 or 1.0% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally

35

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

36

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain loan or credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the

37

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

38

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security during the term of the agreement. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

U  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.520% from $2 billion but less than $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $27,310,820 or 0.53% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

39

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Notes to Consolidated Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and securities sold short, for the year ended October 31, 2014 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$2,651,943,023	$1,910,371,018
U.S. Government and Agency Securities	—	703,011,525

	$2,651,943,023	$2,613,382,543

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,621,356,244

Gross unrealized appreciation	$107,943,926
Gross unrealized depreciation	(196,422,319)

Net unrealized depreciation	$(88,478,393)

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency and securities sold short at October 31, 2014 on a federal income tax basis was $65,981,463.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2014 is included in the Consolidated Portfolio of investments.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/3/14	Romanian Leu 23,797,000	United States Dollar 6,848,058	BNP Paribas	$86,298	$—	$86,298
11/3/14	United States Dollar 6,784,024	Romanian Leu 23,797,000	BNP Paribas	—	(22,264)	(22,264)
11/5/14	Euro 21,293,808	United States Dollar 27,543,477	Bank of America, N.A.	858,969	—	858,969
11/5/14	Euro 2,140,695	United States Dollar 2,895,354	Goldman Sachs International	212,725	—	212,725
11/5/14	Euro 3,761,079	United States Dollar 4,864,956	Goldman Sachs International	151,729	—	151,729

40

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/5/14	Kazakhstani Tenge 1,250,400,000	United States Dollar 6,799,347	Deutsche Bank AG	$—	$(101,626)	$(101,626)
11/5/14	Philippine Peso 297,800,000	United States Dollar 6,824,015	Deutsche Bank AG	189,124	—	189,124
11/5/14	Philippine Peso 443,919,000	United States Dollar 10,170,548	Goldman Sachs International	280,172	—	280,172
11/5/14	Philippine Peso 297,800,000	United States Dollar 6,824,015	Standard Chartered Bank	189,124	—	189,124
11/5/14	Swiss Franc 84,340,903	United States Dollar 92,824,608	Goldman Sachs International	5,165,152	—	5,165,152
11/5/14	Swiss Franc 42,587,571	United States Dollar 46,871,381	Goldman Sachs International	2,608,121	—	2,608,121
11/5/14	United States Dollar 2,763,830	Euro 2,140,695	Goldman Sachs International	—	(81,201)	(81,201)
11/5/14	United States Dollar 7,601,216	Kazakhstani Tenge 1,250,400,000	Citibank, N.A.	—	(700,243)	(700,243)
11/5/14	United States Dollar 39,866,831	Swiss Franc 38,088,172	Goldman Sachs International	—	(280,007)	(280,007)
11/5/14	United States Dollar 52,561,534	Swiss Franc 50,130,300	Goldman Sachs International	—	(458,762)	(458,762)
11/5/14	United States Dollar 40,929,831	Swiss Franc 38,710,002	Goldman Sachs International	—	(696,711)	(696,711)
11/7/14	Japanese Yen 904,932,000	United States Dollar 8,812,562	JPMorgan Chase Bank, N.A.	756,069	—	756,069
11/7/14	United States Dollar 20,283,078	Indian Rupee 1,257,419,000	Goldman Sachs International	188,390	—	188,390
11/7/14	United States Dollar 9,614,370	Indian Rupee 594,793,000	Goldman Sachs International	69,185	—	69,185
11/10/14	Thai Baht 423,748,000	United States Dollar 13,105,743	Goldman Sachs International	98,920	—	98,920
11/10/14	United States Dollar 13,112,638	Thai Baht 423,748,000	Goldman Sachs International	—	(105,814)	(105,814)
11/12/14	Kazakhstani Tenge 4,483,500,000	United States Dollar 24,292,913	Deutsche Bank AG	—	(312,005)	(312,005)
11/12/14	United States Dollar 7,411,298	Kazakhstani Tenge 1,213,600,000	Deutsche Bank AG	—	(751,204)	(751,204)
11/12/14	United States Dollar 20,011,628	Kazakhstani Tenge 3,269,900,000	Deutsche Bank AG	—	(2,066,803)	(2,066,803)
11/12/14	United States Dollar 10,926,788	Mexican Peso 147,212,350	BNP Paribas	—	(249)	(249)
11/12/14	United States Dollar 29,543,017	Mexican Peso 398,070,000	Citibank, N.A.	2,924	—	2,924
11/12/14	United States Dollar 5,637,656	Mexican Peso 76,013,650	Morgan Stanley & Co. International PLC	4,303	—	4,303
11/13/14	United States Dollar 3,749,585	Indonesian Rupiah 44,575,066,000	BNP Paribas	—	(64,782)	(64,782)
11/14/14	United States Dollar 2,528,215	Indian Rupee 156,585,000	Barclays Bank PLC	18,849	—	18,849

41

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/14/14	United States Dollar 13,703,109	Indian Rupee 842,500,000	Citibank, N.A.	$1,278	$—	$1,278
11/14/14	United States Dollar 12,030,012	Indian Rupee 739,634,000	Deutsche Bank AG	1,122	—	1,122
11/14/14	United States Dollar 2,751,815	Indian Rupee 170,530,000	Standard Chartered Bank	22,083	—	22,083
11/17/14	British Pound Sterling 13,232,705	Euro 16,660,000	Citibank, N.A.	—	(286,915)	(286,915)
11/17/14	British Pound Sterling 549,272	Euro 691,000	Goldman Sachs International	—	(12,579)	(12,579)
11/17/14	British Pound Sterling 13,232,333	Euro 16,661,000	Morgan Stanley & Co. International PLC	—	(285,067)	(285,067)
11/17/14	British Pound Sterling 14,698,898	Euro 18,512,000	Morgan Stanley & Co. International PLC	—	(311,111)	(311,111)
11/17/14	British Pound Sterling 12,505,543	Euro 15,757,000	Standard Chartered Bank	—	(255,485)	(255,485)
11/17/14	Euro 12,903,000	British Pound Sterling 10,333,497	Deutsche Bank AG	358,016	—	358,016
11/17/14	Euro 38,916,000	British Pound Sterling 31,166,268	HSBC Bank USA, N.A.	1,079,791	—	1,079,791
11/17/14	Euro 4,095,000	British Pound Sterling 3,283,535	JPMorgan Chase Bank, N.A.	120,042	—	120,042
11/17/14	Euro 12,367,000	British Pound Sterling 9,917,839	Nomura International PLC	364,903	—	364,903
11/18/14	British Pound Sterling 2,895,112	United States Dollar 4,828,191	BNP Paribas	197,406	—	197,406
11/18/14	Japanese Yen 2,875,431,782	United States Dollar 28,092,185	Goldman Sachs International	2,490,472	—	2,490,472
11/20/14	United States Dollar 7,296,939	Indonesian Rupiah 86,476,028,264	BNP Paribas	—	(153,899)	(153,899)
11/20/14	United States Dollar 543,350	Indonesian Rupiah 6,552,801,000	Standard Chartered Bank	—	(2,080)	(2,080)
11/20/14	United States Dollar 6,672,920	Indonesian Rupiah 79,067,434,000	Standard Chartered Bank	—	(141,840)	(141,840)
11/21/14	Euro 15,554,158	United States Dollar 20,640,025	Bank of America, N.A.	1,146,216	—	1,146,216
11/21/14	Euro 6,840,290	United States Dollar 8,785,087	Bank of America, N.A.	212,247	—	212,247
11/21/14	Euro 1,458,638	United States Dollar 1,944,992	Bank of America, N.A.	116,901	—	116,901
11/21/14	Euro 4,354,887	United States Dollar 5,552,154	Bank of America, N.A.	94,235	—	94,235
11/21/14	Euro 3,012,733	United States Dollar 3,799,071	Bank of America, N.A.	23,255	—	23,255
11/21/14	Euro 1,000,000	United States Dollar 1,267,616	Bank of America, N.A.	14,330	—	14,330
11/21/14	Euro 1,832,579	United States Dollar 2,432,712	Goldman Sachs International	135,966	—	135,966

42

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/21/14	Euro 6,002,900	United States Dollar 7,566,956	Goldman Sachs International	$43,604	$—	$43,604
11/21/14	Euro 1,406,814	United States Dollar 1,781,716	Goldman Sachs International	18,575	—	18,575
11/21/14	Euro 401,948	United States Dollar 513,320	Goldman Sachs International	9,564	—	9,564
11/21/14	Euro 401,948	United States Dollar 508,918	Goldman Sachs International	5,163	—	5,163
11/21/14	Kazakhstani Tenge 1,696,000,000	United States Dollar 9,182,011	Deutsche Bank AG	—	(58,423)	(58,423)
11/21/14	United States Dollar 11,091,595	Chilean Peso 6,524,631,000	BNP Paribas	228,801	—	228,801
11/21/14	United States Dollar 16,750,605	Chilean Peso 9,866,475,000	Citibank, N.A.	367,973	—	367,973
11/21/14	United States Dollar 1,331,684	Indian Rupee 82,358,000	Citibank, N.A.	6,810	—	6,810
11/21/14	United States Dollar 1,397,705	Indian Rupee 86,483,000	JPMorgan Chase Bank, N.A.	7,829	—	7,829
11/21/14	United States Dollar 1,315,698	Indian Rupee 81,422,000	Standard Chartered Bank	7,584	—	7,584
11/21/14	United States Dollar 5,112,960	Indonesian Rupiah 63,007,000,000	Deutsche Bank AG	90,933	—	90,933
11/21/14	United States Dollar 7,222,653	Indonesian Rupiah 88,968,639,000	Goldman Sachs International	125,471	—	125,471
11/21/14	United States Dollar 4,153,846	Kazakhstani Tenge 675,000,000	JPMorgan Chase Bank, N.A.	—	(476,197)	(476,197)
11/21/14	United States Dollar 6,279,213	Kazakhstani Tenge 1,021,000,000	VTB Capital PLC	—	(716,428)	(716,428)
11/24/14	Romanian Leu 78,695,800	United States Dollar 22,858,081	Bank of America, N.A.	513,148	—	513,148
11/24/14	United States Dollar 6,843,331	Romanian Leu 23,797,000	BNP Paribas	—	(86,397)	(86,397)
11/25/14	Euro 6,347,607	United States Dollar 8,428,314	Bank of America, N.A.	472,744	—	472,744
11/25/14	Euro 6,910,246	United States Dollar 9,175,390	Goldman Sachs International	514,654	—	514,654
11/25/14	Euro 2,540,298	United States Dollar 3,342,880	Goldman Sachs International	159,078	—	159,078
11/25/14	Euro 1,604,222	United States Dollar 2,123,019	Goldman Sachs International	112,419	—	112,419
11/25/14	United States Dollar 1,150,209	Euro 875,066	Goldman Sachs International	—	(53,473)	(53,473)
11/25/14	United States Dollar 3,407,512	Euro 2,640,418	Goldman Sachs International	—	(98,229)	(98,229)
11/26/14	Euro 176,182,399	United States Dollar 236,447,350	Standard Chartered Bank	15,633,352	—	15,633,352
12/3/14	Euro 9,091,193	United States Dollar 12,174,653	JPMorgan Chase Bank, N.A.	779,914	—	779,914

43

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/3/14	Kazakhstani Tenge 3,596,510,272	United States Dollar 19,403,886	Deutsche Bank AG	$—	$(4,904)	$(4,904)
12/3/14	Russian Ruble 1,021,983,000	United States Dollar 26,671,060	Bank of America, N.A.	3,105,512	—	3,105,512
12/3/14	Russian Ruble 244,380,000	United States Dollar 6,379,013	Citibank, N.A.	743,941	—	743,941
12/3/14	Russian Ruble 368,203,000	United States Dollar 9,606,131	Morgan Stanley & Co. International PLC	1,115,867	—	1,115,867
12/3/14	United States Dollar 2,513,652	Euro 1,946,916	JPMorgan Chase Bank, N.A.	—	(73,422)	(73,422)
12/3/14	United States Dollar 2,396,399	Euro 1,848,389	JPMorgan Chase Bank, N.A.	—	(79,662)	(79,662)
12/3/14	United States Dollar 6,860,468	Euro 5,295,888	JPMorgan Chase Bank, N.A.	—	(222,697)	(222,697)
12/3/14	United States Dollar 2,909,639	Kazakhstani Tenge 479,072,000	Deutsche Bank AG	—	(324,297)	(324,297)
12/3/14	United States Dollar 18,933,728	Kazakhstani Tenge 3,117,438,272	Deutsche Bank AG	—	(2,110,279)	(2,110,279)
12/3/14	United States Dollar 4,039,913	Russian Ruble 157,193,000	Bank of America, N.A.	—	(415,254)	(415,254)
12/3/14	United States Dollar 36,195,595	Russian Ruble 1,417,721,000	Bank of America, N.A.	—	(3,504,864)	(3,504,864)
12/3/14	United States Dollar 1,533,076	Russian Ruble 59,652,000	Citibank, N.A.	—	(157,582)	(157,582)
12/8/14	South African Rand 247,642,733	United States Dollar 22,871,645	Citibank, N.A.	545,473	—	545,473
12/8/14	South African Rand 245,041,692	United States Dollar 22,628,911	JPMorgan Chase Bank, N.A.	537,236	—	537,236
12/8/14	United States Dollar 2,144,636	South African Rand 23,449,000	Goldman Sachs International	—	(30,597)	(30,597)
12/8/14	United States Dollar 18,577,635	South African Rand 203,100,000	Standard Chartered Bank	—	(267,203)	(267,203)
12/9/14	Ghanaian Cedi 10,250,001	United States Dollar 3,424,315	Standard Bank PLC	326,068	—	326,068
12/10/14	Euro 17,375,000	United States Dollar 22,954,721	Goldman Sachs International	1,176,221	—	1,176,221
12/10/14	Euro 34,838,078	United States Dollar 45,991,663	JPMorgan Chase Bank, N.A.	2,324,263	—	2,324,263
12/12/14	Ghanaian Cedi 5,200,001	United States Dollar 1,734,779	Standard Bank PLC	165,923	—	165,923
12/12/14	Thai Baht 1,042,350,000	United States Dollar 32,298,396	Goldman Sachs International	349,950	—	349,950
12/12/14	United States Dollar 32,222,016	Thai Baht 1,042,350,000	Goldman Sachs International	—	(273,570)	(273,570)
12/16/14	United States Dollar 1,093,750	Zambian Kwacha 7,000,000	Barclays Bank PLC	4,661	—	4,661
12/16/14	United States Dollar 1,150,784	Zambian Kwacha 7,342,000	Barclays Bank PLC	1,293	—	1,293

44

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/17/14	Euro 29,324,802	United States Dollar 38,693,783	Bank of America, N.A.	$1,935,269	$—	$1,935,269
12/17/14	Japanese Yen 10,523,970,000	United States Dollar 98,237,801	Bank of America, N.A.	4,503,645	—	4,503,645
12/17/14	United States Dollar 22,430,252	Euro 17,483,000	Bank of America, N.A.	—	(515,386)	(515,386)
12/19/14	Ghanaian Cedi 5,200,001	United States Dollar 1,729,011	Standard Bank PLC	166,966	—	166,966
12/19/14	Thai Baht 213,132,000	United States Dollar 6,513,814	Citibank, N.A.	—	(16,753)	(16,753)
12/19/14	Thai Baht 247,904,000	United States Dollar 7,580,003	Goldman Sachs International	—	(16,011)	(16,011)
12/19/14	United States Dollar 6,586,890	Thai Baht 213,132,000	Citibank, N.A.	—	(56,323)	(56,323)
12/19/14	United States Dollar 7,658,449	Thai Baht 247,904,000	Goldman Sachs International	—	(62,435)	(62,435)
12/22/14	Euro 17,666,900	United States Dollar 22,666,279	Citibank, N.A.	520,178	—	520,178
12/22/14	Euro 33,176,500	United States Dollar 42,571,753	Deutsche Bank AG	983,805	—	983,805
12/22/14	Euro 28,737,400	United States Dollar 36,878,418	Goldman Sachs International	855,043	—	855,043
12/22/14	Kazakhstani Tenge 5,221,600,000	United States Dollar 28,110,902	Deutsche Bank AG	275,358	—	275,358
12/22/14	United States Dollar 18,896,862	Chilean Peso 11,143,865,000	JPMorgan Chase Bank, N.A.	386,663	—	386,663
12/22/14	United States Dollar 31,790,563	Kazakhstani Tenge 5,221,600,000	VTB Capital PLC	—	(3,955,020)	(3,955,020)
12/24/14	Euro 97,753,924	United States Dollar 126,933,470	Deutsche Bank AG	4,393,785	—	4,393,785
12/26/14	United States Dollar 24,086,494	Peruvian New Sol 70,176,000	BNP Paribas	—	(219,897)	(219,897)
12/26/14	United States Dollar 20,467,800	Peruvian New Sol 59,592,000	Citibank, N.A.	—	(200,782)	(200,782)
12/30/14	United States Dollar 5,580,365	Uruguayan Peso 131,585,000	Citibank, N.A.	—	(226,468)	(226,468)
1/2/15	Euro 8,650,195	United States Dollar 11,771,185	Goldman Sachs International	927,078	—	927,078
1/2/15	Euro 3,000,000	United States Dollar 4,117,650	Goldman Sachs International	356,773	—	356,773
1/2/15	Euro 2,735,785	United States Dollar 3,631,098	Goldman Sachs International	201,448	—	201,448
1/2/15	Singapore Dollar 18,082,000	United States Dollar 14,198,665	Standard Chartered Bank	126,481	—	126,481
1/8/15	South African Rand 247,347,341	United States Dollar 21,577,324	Citibank, N.A.	—	(599,392)	(599,392)
1/8/15	South African Rand 245,336,872	United States Dollar 21,398,768	JPMorgan Chase Bank, N.A.	—	(597,694)	(597,694)

45

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/12/15	Australian Dollar 62,316,934	United States Dollar 54,402,683	Australia and New Zealand Banking Group Limited	$—	$(171,100)	$(171,100)
1/12/15	Australian Dollar 25,669,066	United States Dollar 22,396,773	Morgan Stanley & Co. International PLC	—	(82,799)	(82,799)
1/12/15	United States Dollar 3,318,143	Ugandan Shilling 9,075,120,000	Citibank, N.A.	—	(28,921)	(28,921)
1/12/15	United States Dollar 2,345,786	Ugandan Shilling 6,403,995,000	Standard Chartered Bank	—	(24,697)	(24,697)
1/14/15	Euro 199,189	United States Dollar 253,701	Goldman Sachs International	3,970	—	3,970
1/14/15	United States Dollar 3,748,458	Egyptian Pound 27,345,000	Citibank, N.A.	12,606	—	12,606
1/15/15	Euro 23,879,000	British Pound Sterling 18,878,451	BNP Paribas	244,280	—	244,280
1/15/15	Euro 8,590,000	British Pound Sterling 6,885,744	Citibank, N.A.	239,109	—	239,109
1/15/15	Euro 13,168,000	British Pound Sterling 10,410,357	Morgan Stanley & Co. International PLC	134,539	—	134,539
1/15/15	Euro 9,808,000	British Pound Sterling 7,862,779	Standard Chartered Bank	274,110	—	274,110
1/16/15	Euro 22,320,118	Polish Zloty 94,171,926	Bank of America, N.A.	—	(119,796)	(119,796)
1/16/15	Euro 21,055,429	Polish Zloty 88,819,589	BNP Paribas	—	(117,867)	(117,867)
1/16/15	Euro 16,707,000	United States Dollar 21,152,231	Deutsche Bank AG	205,723	—	205,723
1/16/15	Japanese Yen 2,460,830,000	United States Dollar 23,030,697	Goldman Sachs International	1,102,832	—	1,102,832
1/20/15	Euro 9,098,386	Polish Zloty 38,653,128	BNP Paribas	27,733	—	27,733
1/20/15	Euro 19,132,224	Polish Zloty 81,261,729	Nomura International PLC	52,799	—	52,799
1/20/15	Indian Rupee 402,600,000	United States Dollar 6,431,310	Barclays Bank PLC	—	(55,177)	(55,177)
1/20/15	Indian Rupee 452,000,000	United States Dollar 7,270,388	Nomura International PLC	—	(12,007)	(12,007)
1/20/15	Indian Rupee 411,000,000	United States Dollar 6,633,312	Standard Chartered Bank	11,489	—	11,489
1/20/15	Polish Zloty 47,734,000	United States Dollar 14,318,506	Goldman Sachs International	196,752	—	196,752
1/20/15	Romanian Leu 163,003,662	United States Dollar 46,705,920	JPMorgan Chase Bank, N.A.	520,479	—	520,479
1/20/15	United States Dollar 9,040,847	Egyptian Pound 66,179,000	Citibank, N.A.	46,492	—	46,492
1/20/15	United States Dollar 10,280,614	Indian Rupee 636,370,000	BNP Paribas	—	(27,744)	(27,744)
1/20/15	United States Dollar 10,886,485	Indian Rupee 674,200,000	Goldman Sachs International	—	(24,117)	(24,117)

46

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/20/15	United States Dollar 5,469,861	Ugandan Shilling 14,899,900,000	Barclays Bank PLC	$—	$(83,243)	$(83,243)
1/21/15	Euro 55,229,000	United States Dollar 69,855,075	JPMorgan Chase Bank, N.A.	608,692	—	608,692
1/21/15	New Zealand Dollar 21,167,000	United States Dollar 16,674,728	Australia and New Zealand Banking Group Limited	300,005	—	300,005
1/21/15	New Zealand Dollar 29,472,970	United States Dollar 23,157,207	BNP Paribas	357,013	—	357,013
1/21/15	New Zealand Dollar 18,352,000	United States Dollar 14,440,051	BNP Paribas	243,003	—	243,003
1/21/15	New Zealand Dollar 29,569,030	United States Dollar 23,335,287	Deutsche Bank AG	460,781	—	460,781
1/21/15	New Zealand Dollar 18,857,000	United States Dollar 14,834,613	Nomura International PLC	246,899	—	246,899
1/22/15	United States Dollar 9,048,991	Egyptian Pound 66,273,000	Citibank, N.A.	46,260	—	46,260
1/23/15	Canadian Dollar 26,655,961	United States Dollar 23,683,872	Deutsche Bank AG	80,690	—	80,690
1/23/15	Canadian Dollar 56,544,118	United States Dollar 50,236,655	Nomura International PLC	168,262	—	168,262
1/23/15	United States Dollar 2,554,939	Ugandan Shilling 6,906,000,000	Citibank, N.A.	—	(60,662)	(60,662)
1/28/15	Euro 26,718,000	United States Dollar 34,141,596	Australia and New Zealand Banking Group Limited	640,633	—	640,633
1/29/15	Hungarian Forint 13,155,981,269	United States Dollar 54,020,906	JPMorgan Chase Bank, N.A.	619,336	—	619,336
1/29/15	Russian Ruble 819,454,800	United States Dollar 18,775,801	BNP Paribas	157,244	—	157,244
1/29/15	United States Dollar 3,243,553	Ugandan Shilling 8,725,157,000	Barclays Bank PLC	—	(98,246)	(98,246)
1/30/15	Australian Dollar 34,586,000	United States Dollar 30,553,618	Goldman Sachs International	304,502	—	304,502
1/30/15	New Zealand Dollar 131,738,678	United States Dollar 103,880,558	JPMorgan Chase Bank, N.A.	2,058,350	—	2,058,350
2/4/15	Euro 54,553,229	United States Dollar 69,237,594	Goldman Sachs International	831,113	—	831,113
2/4/15	New Zealand Dollar 13,061,000	United States Dollar 10,177,941	JPMorgan Chase Bank, N.A.	87,930	—	87,930
2/4/15	New Zealand Dollar 17,892,000	United States Dollar 13,936,211	Morgan Stanley & Co. International PLC	114,108	—	114,108
2/5/15	Kazakhstani Tenge 459,915,000	United States Dollar 2,454,844	Deutsche Bank AG	96,754	—	96,754
2/5/15	Russian Ruble 509,972,000	United States Dollar 11,732,484	BNP Paribas	154,841	—	154,841
2/5/15	Russian Ruble 499,848,000	United States Dollar 11,511,930	JPMorgan Chase Bank, N.A.	164,128	—	164,128
2/5/15	United States Dollar 2,770,572	Kazakhstani Tenge 459,915,000	Deutsche Bank AG	—	(412,482)	(412,482)

47

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

2/6/15	United States Dollar 5,080,645	Uruguayan Peso 126,000,000	Citibank, N.A.	$—	$(15,682)	$(15,682)
2/13/15	United States Dollar 5,070,423	Uruguayan Peso 126,000,000	Citibank, N.A.	—	(16,755)	(16,755)
2/20/15	Argentine Peso 23,000,000	United States Dollar 2,207,294	Bank of America, N.A.	—	(221,123)	(221,123)
2/20/15	Argentine Peso 45,000,000	United States Dollar 4,347,826	Citibank, N.A.	—	(403,424)	(403,424)
2/20/15	United States Dollar 1,982,759	Argentine Peso 23,000,000	Bank of America, N.A.	445,658	—	445,658
2/20/15	United States Dollar 3,879,310	Argentine Peso 45,000,000	Citibank, N.A.	871,940	—	871,940
2/23/15	Argentine Peso 10,260,000	United States Dollar 983,230	Citibank, N.A.	—	(95,715)	(95,715)
2/23/15	Argentine Peso 24,000,000	United States Dollar 2,314,368	Citibank, N.A.	—	(209,480)	(209,480)
2/23/15	Argentine Peso 28,590,000	United States Dollar 2,755,928	Citibank, N.A.	—	(250,606)	(250,606)
2/23/15	United States Dollar 5,418,103	Argentine Peso 62,850,000	Citibank, N.A.	1,191,223	—	1,191,223
2/24/15	Argentine Peso 21,210,000	United States Dollar 2,031,026	Citibank, N.A.	—	(196,450)	(196,450)
2/24/15	Argentine Peso 33,790,000	United States Dollar 3,231,019	Citibank, N.A.	—	(317,609)	(317,609)
2/24/15	United States Dollar 4,741,379	Argentine Peso 55,000,000	Citibank, N.A.	1,034,725	—	1,034,725
2/25/15	Argentine Peso 20,856,000	United States Dollar 1,993,881	Bank of America, N.A.	—	(193,500)	(193,500)
2/25/15	Argentine Peso 33,660,000	United States Dollar 3,216,128	Citibank, N.A.	—	(314,139)	(314,139)
2/25/15	Argentine Peso 44,660,000	United States Dollar 4,280,238	Citibank, N.A.	—	(403,712)	(403,712)
2/25/15	Argentine Peso 60,680,000	United States Dollar 5,843,606	Citibank, N.A.	—	(520,525)	(520,525)
2/25/15	United States Dollar 1,805,714	Argentine Peso 20,856,000	Bank of America, N.A.	381,667	—	381,667
2/25/15	United States Dollar 12,034,632	Argentine Peso 139,000,000	Citibank, N.A.	2,543,716	—	2,543,716
2/27/15	United States Dollar 3,376,414	Uruguayan Peso 83,600,000	Citibank, N.A.	—	(38,235)	(38,235)
3/13/15	Euro 6,037,712	Serbian Dinar 765,280,000	Citibank, N.A.	321,343	—	321,343
3/13/15	Serbian Dinar 914,716,000	Euro 7,485,401	Deutsche Bank AG	—	(47,063)	(47,063)
3/19/15	Euro 625,840	Serbian Dinar 76,728,000	Citibank, N.A.	5,684	—	5,684
3/23/15	Euro 7,932,685	Romanian Leu 36,522,082	Bank of America, N.A.	371,848	—	371,848

48

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

3/23/15	Euro 7,929,105	Romanian Leu 36,251,868	Bank of America, N.A.	$299,969	$—	$299,969
3/23/15	Euro 19,268,356	Romanian Leu 88,451,387	Citibank, N.A.	829,695	—	829,695
3/23/15	Euro 9,490,976	Romanian Leu 43,382,304	Citibank, N.A.	356,106	—	356,106
3/23/15	Euro 5,218,249	Romanian Leu 24,037,865	JPMorgan Chase Bank, N.A.	248,295	—	248,295
3/23/15	Euro 11,219,478	Romanian Leu 51,637,648	Standard Chartered Bank	521,162	—	521,162
3/23/15	Euro 3,525,207	Romanian Leu 16,164,836	Standard Chartered Bank	146,814	—	146,814
3/23/15	Romanian Leu 121,010,669	Euro 26,956,374	Bank of America, N.A.	—	(388,439)	(388,439)
3/23/15	Romanian Leu 45,494,564	Euro 10,164,975	BNP Paribas	—	(107,663)	(107,663)
3/23/15	Romanian Leu 60,298,704	Euro 13,428,658	BNP Paribas	—	(197,946)	(197,946)
3/23/15	Romanian Leu 61,956,063	Euro 13,821,765	JPMorgan Chase Bank, N.A.	—	(173,271)	(173,271)
3/23/15	Romanian Leu 21,354,000	Euro 4,662,445	JPMorgan Chase Bank, N.A.	—	(186,928)	(186,928)
3/23/15	Romanian Leu 34,813,000	Euro 7,764,693	Standard Chartered Bank	—	(99,533)	(99,533)
3/31/15	Euro 22,560,509	Romanian Leu 103,259,451	Bank of America, N.A.	874,253	—	874,253
3/31/15	Euro 21,128,961	Romanian Leu 96,758,597	Citibank, N.A.	833,284	—	833,284
3/31/15	Romanian Leu 116,265,785	Euro 25,790,762	Citibank, N.A.	—	(496,931)	(496,931)
3/31/15	Romanian Leu 35,273,253	Euro 7,827,061	Deutsche Bank AG	—	(147,575)	(147,575)
3/31/15	United States Dollar 3,394,716	Uruguayan Peso 84,800,000	Citibank, N.A.	—	(42,643)	(42,643)
3/31/15	United States Dollar 5,580,306	Uruguayan Peso 135,155,000	Citibank, N.A.	—	(237,742)	(237,742)
4/29/15	Russian Ruble 379,516,000	United States Dollar 8,503,607	Credit Suisse International	90,534	—	90,534
4/29/15	Russian Ruble 816,219,000	United States Dollar 18,317,303	JPMorgan Chase Bank, N.A.	223,440	—	223,440
4/30/15	United States Dollar 6,082,149	Uruguayan Peso 154,000,000	Citibank, N.A.	—	(51,465)	(51,465)
5/21/15	New Turkish Lira 32,362,110	United States Dollar 13,700,567	BNP Paribas	—	(252,046)	(252,046)
5/21/15	New Turkish Lira 130,452,890	United States Dollar 55,267,749	BNP Paribas	—	(975,763)	(975,763)
5/21/15	New Turkish Lira 46,036,000	United States Dollar 19,472,785	Standard Chartered Bank	—	(375,195)	(375,195)

49

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

5/21/15	New Turkish Lira 35,071,000	United States Dollar 14,474,206	Standard Chartered Bank	$—	$(646,320)	$(646,320)
5/21/15	United States Dollar 18,144,666	New Turkish Lira 41,677,027	Bank of America, N.A.	—	(176,015)	(176,015)
5/21/15	United States Dollar 11,947,570	New Turkish Lira 27,420,869	Morgan Stanley & Co. International PLC	—	(125,326)	(125,326)
5/21/15	United States Dollar 284,247	New Turkish Lira 688,730	Standard Chartered Bank	12,693	—	12,693
6/2/15	Philippine Peso 800,000,000	United States Dollar 18,136,066	Bank of America, N.A.	426,070	—	426,070
6/2/15	Philippine Peso 1,625,246,000	United States Dollar 36,827,763	Goldman Sachs International	848,889	—	848,889
6/2/15	Philippine Peso 700,000,000	United States Dollar 15,861,866	JPMorgan Chase Bank, N.A.	365,620	—	365,620
6/11/15	United States Dollar 1,148,292	Zambian Kwacha 8,572,000	Standard Chartered Bank	107,660	—	107,660
6/12/15	United States Dollar 712,235	Zambian Kwacha 5,210,000	Citibank, N.A.	50,844	—	50,844
6/12/15	United States Dollar 1,153,206	Zambian Kwacha 8,110,500	Citibank, N.A.	34,693	—	34,693
6/12/15	United States Dollar 472,028	Zambian Kwacha 3,363,200	Citibank, N.A.	20,561	—	20,561
6/17/15	United States Dollar 1,139,782	Zambian Kwacha 8,395,000	Standard Chartered Bank	87,541	—	87,541
6/18/15	United States Dollar 1,563,215	Zambian Kwacha 11,438,000	Standard Chartered Bank	108,375	—	108,375
6/18/15	United States Dollar 666,557	Zambian Kwacha 4,860,000	Standard Chartered Bank	43,701	—	43,701
6/25/15	United States Dollar 2,218,608	Zambian Kwacha 15,774,300	Barclays Bank PLC	80,828	—	80,828
9/2/15	United States Dollar 4,890,239	Zambian Kwacha 33,742,650	Standard Chartered Bank	—	(91,916)	(91,916)
9/28/15	United States Dollar 2,948,986	Azerbaijani Manat 2,399,000	Standard Bank PLC	16,403	—	16,403
10/8/15	United States Dollar 11,730,155	Azerbaijani Manat 9,546,000	Standard Bank PLC	49,213	—	49,213

				$87,042,737	$(31,845,879)	$55,196,858

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

	Commodity Futures
12/14	274 Gold	Short	$(35,591,230)	$(32,101,840)	$3,489,390

50

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October 31, 2014

Notes to Consolidated Financial Statements — continued

Futures Contracts (continued)
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

	Commodity Futures (continued)
12/14	210 LME Copper	Short	$(38,457,021)	$(35,332,500)	$3,124,521
12/14	210 LME Copper	Long	34,103,423	35,332,501	1,229,078

	Equity Futures
11/14	3,669 SGX CNX Nifty Index	Long	59,424,131	61,304,092	1,879,961
12/14	420 TOPIX Index	Long	48,185,488	51,275,533	3,090,045

	Interest Rate Futures
12/14	1,840 Euro-Bobl	Short	(294,388,564)	(295,257,202)	(868,638)
12/14	566 Euro-Bund	Short	(105,605,140)	(107,037,892)	(1,432,752)
12/14	855 IMM 10-Year Interest Rate Swap	Long	84,303,342	81,771,858	(2,531,484)
12/14	234 Japan 10-Year Bond	Short	(303,632,317)	(305,257,245)	(1,624,928)
12/14	1,222 U.S. 2-Year Deliverable Interest Rate Swap	Short	(122,537,948)	(122,725,078)	(187,130)
12/14	1,090 U.S. 5-Year Deliverable Interest Rate Swap	Short	(110,508,700)	(111,248,125)	(739,425)
12/14	1,595 U.S. 5-Year Treasury Note	Short	(189,162,037)	(190,490,353)	(1,328,316)
12/14	1,703 U.S. 10-Year Deliverable Interest Rate Swap	Short	(175,695,384)	(177,724,016)	(2,028,632)
12/14	1,938 U.S. 10-Year Treasury Note	Short	(243,071,316)	(244,884,469)	(1,813,153)
12/14	241 U.S. Long Treasury Bond	Short	(33,506,531)	(34,003,594)	(497,063)
3/16	3,812 CME 90-Day Eurodollar	Short	(940,277,450)	(942,755,250)	(2,477,800)

					$(2,716,326)

CME:	Chicago Mercantile Exchange.
LME:	London Metal Exchange.

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

SGX CNX Nifty Index:  Price-weighted average of 50 large and highly liquid companies listed on the National Stock Exchange of India.

TOPIX Index:  Market capitalization-weighted stock index for all companies listed on the First Section of the Tokyo Stock Exchange.

51

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October 31, 2014

Notes to Consolidated Financial Statements — continued

Centrally Cleared Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	HUF	589,390	Pays	6-month HUF BUBOR	5.20%		12/16/16	$241,472
LCH.Clearnet	HUF	829,350	Pays	6-month HUF BUBOR	5.12		1/16/17	331,250
LCH.Clearnet	HUF	1,437,000	Receives	6-month HUF BUBOR	7.63		1/16/17	(1,011,472)
LCH.Clearnet	HUF	680,000	Pays	6-month HUF BUBOR	5.22		1/20/17	279,820
LCH.Clearnet	HUF	5,992,000	Receives	6-month HUF BUBOR	4.57		11/14/18	(2,848,826)
LCH.Clearnet	HUF	7,698,000	Receives	6-month HUF BUBOR	4.43		11/15/18	(3,456,183)
LCH.Clearnet(1)	NOK	1,846,510	Receives	3-month NOK NIBOR	1.81		9/21/16	(300,864)
LCH.Clearnet(1)	NOK	1,846,511	Receives	3-month NOK NIBOR	1.84		9/21/16	(318,933)
LCH.Clearnet(1)	NOK	1,846,511	Receives	3-month NOK NIBOR	1.84		9/21/16	(322,492)
LCH.Clearnet(1)	NOK	1,846,511	Receives	3-month NOK NIBOR	1.88		9/21/16	(351,511)
LCH.Clearnet(1)	NOK	2,954,416	Receives	3-month NOK NIBOR	1.78		9/21/16	(440,647)
LCH.Clearnet(1)	NOK	3,693,020	Receives	3-month NOK NIBOR	1.82		9/21/16	(615,964)
LCH.Clearnet(1)	NOK	3,693,021	Receives	3-month NOK NIBOR	1.82		9/21/16	(611,037)
LCH.Clearnet(1)	NOK	5,813,367	Receives	3-month NOK NIBOR	1.72		9/21/16	(730,016)
LCH.Clearnet	PLN	33,910	Pays	6-month PLN WIBOR	4.40		8/20/17	744,513
LCH.Clearnet	PLN	372,117	Pays	6-month PLN WIBOR	1.95		10/27/19	179,708
LCH.Clearnet(1)	SEK	1,995,337	Pays	3-month SEK STIBOR	0.89		9/21/16	348,853
LCH.Clearnet(1)	SEK	1,995,337	Pays	3-month SEK STIBOR	0.81		9/21/16	290,485
LCH.Clearnet(1)	SEK	1,995,337	Pays	3-month SEK STIBOR	0.77		9/21/16	257,519
LCH.Clearnet(1)	SEK	1,995,337	Pays	3-month SEK STIBOR	0.76		9/21/16	254,006
LCH.Clearnet(1)	SEK	3,192,503	Pays	3-month SEK STIBOR	0.70		9/21/16	335,932
LCH.Clearnet(1)	SEK	3,990,674	Pays	3-month SEK STIBOR	0.89		9/21/16	696,084
LCH.Clearnet(1)	SEK	3,990,675	Pays	3-month SEK STIBOR	0.76		9/21/16	508,012
LCH.Clearnet(1)	SEK	5,817,674	Pays	3-month SEK STIBOR	0.76		9/21/16	740,588
LCH.Clearnet(1)		$15,000	Receives	3-month USD-LIBOR-BBA	3.50	(2)	12/17/44	(393,736)
								$(6,193,439)

HUF	–	Hungarian Forint
NOK	–	Norwegian Krone
PLN	–	Polish Zloty
SEK	–	Swedish Krona

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2014.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	HUF	589,390	Receives	6-month HUF BUBOR	7.32%	12/16/16	$(393,692)
Bank of America, N.A.	HUF	2,409,000	Pays	6-month HUF BUBOR	5.13	12/21/16	962,850
Bank of America, N.A.	HUF	607,650	Pays	6-month HUF BUBOR	5.14	1/16/17	243,783
Bank of America, N.A.	MYR	123,219	Pays	3-month MYR KLIBOR	3.51	1/15/16	(114,565)
Bank of America, N.A.	MYR	30,160	Receives	3-month MYR KLIBOR	4.58	1/15/24	(294,012)
Bank of America, N.A.	PLN	31,619	Pays	6-month PLN WIBOR	4.34	7/30/17	675,709
Bank of America, N.A.	PLN	31,619	Receives	6-month PLN WIBOR	3.35	7/30/17	(404,725)
Bank of America, N.A.	PLN	14,470	Pays	6-month PLN WIBOR	3.83	11/14/17	375,545

52

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	PLN	14,470	Receives	6-month PLN WIBOR	3.61%	11/14/17	$(336,566)
Bank of America, N.A.	PLN	102,310	Receives	6-month PLN WIBOR	3.52	11/16/17	(2,271,896)
Barclays Bank PLC	PLN	66,483	Pays	6-month PLN WIBOR	4.32	8/2/17	1,406,161
Barclays Bank PLC	PLN	28,300	Pays	6-month PLN WIBOR	4.35	8/27/17	609,231
Barclays Bank PLC	PLN	102,310	Pays	6-month PLN WIBOR	3.81	11/16/17	2,630,308
Barclays Bank PLC	PLN	173,050	Pays	6-month PLN WIBOR	3.82	11/19/17	4,480,252
Barclays Bank PLC	PLN	173,050	Receives	6-month PLN WIBOR	3.53	11/19/17	(3,863,169)
Barclays Bank PLC	PLN	57,540	Pays	6-month PLN WIBOR	3.80	11/20/17	1,473,401
BNP Paribas	PLN	69,044	Pays	6-month PLN WIBOR	4.25	8/7/17	1,419,867
BNP Paribas	PLN	69,044	Receives	6-month PLN WIBOR	3.60	8/7/17	(1,032,449)
BNP Paribas	PLN	15,700	Pays	6-month PLN WIBOR	3.85	11/13/17	411,199
BNP Paribas	PLN	15,700	Receives	6-month PLN WIBOR	3.38	11/13/17	(324,148)
BNP Paribas	PLN	76,000	Pays	6-month PLN WIBOR	3.83	11/14/17	1,972,457
BNP Paribas	PLN	2,200	Pays	6-month PLN WIBOR	3.81	11/20/17	56,594
BNP Paribas	PLN	2,200	Receives	6-month PLN WIBOR	3.60	11/20/17	(50,934)
Citibank, N.A.	MYR	120,126	Pays	3-month MYR KLIBOR	3.51	1/15/16	(113,930)
Citibank, N.A.	MYR	82,320	Pays	3-month MYR KLIBOR	3.60	2/25/16	(55,129)
Citibank, N.A.	MYR	29,137	Receives	3-month MYR KLIBOR	4.58	1/15/24	(284,039)
Citibank, N.A.	MYR	19,892	Receives	3-month MYR KLIBOR	4.57	2/25/24	(198,164)
Citibank, N.A.	PLN	27,794	Pays	6-month PLN WIBOR	4.33	7/30/17	593,367
Citibank, N.A.	PLN	41,457	Pays	6-month PLN WIBOR	4.31	8/2/17	875,051
Citibank, N.A.	PLN	9,684	Pays	6-month PLN WIBOR	4.24	8/7/17	198,728
Citibank, N.A.	PLN	29,987	Pays	6-month PLN WIBOR	4.30	8/10/17	681,324
Citibank, N.A.	PLN	26,940	Pays	6-month PLN WIBOR	4.40	8/20/17	590,488
Citibank, N.A.	PLN	31,670	Pays	6-month PLN WIBOR	4.30	9/18/17	675,549
Citibank, N.A.	PLN	31,670	Receives	6-month PLN WIBOR	3.59	9/18/17	(481,551)
Citibank, N.A.	PLN	30,600	Pays	6-month PLN WIBOR	3.81	11/13/17	786,969
Citibank, N.A.	PLN	24,940	Pays	6-month PLN WIBOR	3.82	11/14/17	644,332
Citibank, N.A.	PLN	75,150	Pays	6-month PLN WIBOR	3.82	11/19/17	1,937,641
Citibank, N.A.	PLN	75,150	Receives	6-month PLN WIBOR	3.60	11/19/17	(1,741,591)
Deutsche Bank AG	BRL	25,068	Pays	Brazil CETIP Interbank Deposit Rate	12.03	1/2/17	(18,888)
Deutsche Bank AG	BRL	122,419	Pays	Brazil CETIP Interbank Deposit Rate	12.19	1/2/17	74,304
Deutsche Bank AG	BRL	427,880	Pays	Brazil CETIP Interbank Deposit Rate	11.81	1/2/17	(1,066,979)
Deutsche Bank AG	CLP	17,651,098	Receives	6-month Sinacofi Chile Interbank Rate	3.70	8/7/18	(139,041)
Deutsche Bank AG	CLP	18,015,114	Receives	6-month Sinacofi Chile Interbank Rate	3.60	8/8/18	(22,341)
Deutsche Bank AG	MYR	124,694	Pays	3-month MYR KLIBOR	3.48	1/13/16	(132,714)
Deutsche Bank AG	MYR	165,451	Pays	3-month MYR KLIBOR	3.60	2/26/16	(113,136)
Deutsche Bank AG	MYR	30,518	Receives	3-month MYR KLIBOR	4.54	1/13/24	(269,145)
Deutsche Bank AG	MYR	40,095	Receives	3-month MYR KLIBOR	4.56	2/26/24	(393,729)
Deutsche Bank AG	PLN	19,510	Pays	6-month PLN WIBOR	3.79	11/16/17	496,977
Deutsche Bank AG	PLN	19,510	Receives	6-month PLN WIBOR	3.60	11/16/17	(452,124)

53

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Goldman Sachs International	BRL	251,235	Pays	Brazil CETIP Interbank Deposit Rate	12.14%	1/2/17	$42,280
Goldman Sachs International	BRL	259,485	Pays	Brazil CETIP Interbank Deposit Rate	12.02	1/2/17	(266,093)
Goldman Sachs International	BRL	299,451	Pays	Brazil CETIP Interbank Deposit Rate	12.08	1/2/17	(168,221)
Goldman Sachs International	BRL	301,644	Pays	Brazil CETIP Interbank Deposit Rate	12.20	1/2/17	195,382
Goldman Sachs International	BRL	61,202	Receives	Brazil CETIP Interbank Deposit Rate	11.64	1/2/23	59,944
Goldman Sachs International	BRL	70,793	Receives	Brazil CETIP Interbank Deposit Rate	11.51	1/2/23	338,810
Goldman Sachs International	CLP	5,499,206	Receives	6-month Sinacofi Chile Interbank Rate	3.90	10/20/19	6,859
Goldman Sachs International	CLP	8,460,315	Receives	6-month Sinacofi Chile Interbank Rate	3.97	10/29/19	(28,973)
Goldman Sachs International	CLP	2,665,000	Receives	6-month Sinacofi Chile Interbank Rate	3.98	10/30/19	(10,994)
Goldman Sachs International	MYR	118,649	Pays	3-month MYR KLIBOR	3.47	1/13/16	(130,690)
Goldman Sachs International	MYR	28,780	Receives	3-month MYR KLIBOR	4.53	1/13/24	(247,060)
Goldman Sachs International	PLN	20,449	Pays	6-month PLN WIBOR	4.35	8/1/17	439,199
Goldman Sachs International	PLN	37,986	Pays	6-month PLN WIBOR	3.80	11/20/17	972,690
JPMorgan Chase Bank, N.A.	HUF	2,409,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(1,618,600)
JPMorgan Chase Bank, N.A.	HUF	1,991,000	Pays	6-month HUF BUBOR	5.09	1/20/17	781,703
JPMorgan Chase Bank, N.A.	HUF	2,671,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(1,911,659)
JPMorgan Chase Bank, N.A.	MYR	79,910	Pays	3-month MYR KLIBOR	3.60	2/25/16	(53,515)
JPMorgan Chase Bank, N.A.	MYR	159,007	Pays	3-month MYR KLIBOR	3.60	2/26/16	(108,730)
JPMorgan Chase Bank, N.A.	MYR	19,640	Receives	3-month MYR KLIBOR	4.56	2/25/24	(192,100)
JPMorgan Chase Bank, N.A.	MYR	38,970	Receives	3-month MYR KLIBOR	4.57	2/26/24	(385,036)
JPMorgan Chase Bank, N.A.	NZD	13,240	Pays	3-month NZD Bank Bill	4.06	6/4/23	(91,784)
JPMorgan Chase Bank, N.A.	PLN	26,580	Pays	6-month PLN WIBOR	4.33	8/17/17	564,087
							$7,890,929

BRL	–	Brazilian Real
CLP	–	Chilean Peso
HUF	–	Hungarian Forint
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty

54

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Romania	BNP Paribas	$6,620	1.00	%(1)	9/20/18	1.21%	$(44,313)	$191,149	$146,836
Romania	Goldman Sachs International	6,470	1.00	(1)	9/20/18	1.21	(43,309)	186,534	143,225
Russia	Barclays Bank PLC	8,230	1.00	(1)	3/20/19	2.35	(440,749)	438,224	(2,525)
Russia	BNP Paribas	19,670	1.00	(1)	3/20/19	2.35	(1,053,405)	1,009,646	(43,759)
Russia	Deutsche Bank AG	32,960	1.00	(1)	3/20/19	2.35	(1,765,136)	1,704,470	(60,666)
Russia	Goldman Sachs International	16,380	1.00	(1)	3/20/19	2.35	(877,212)	840,772	(36,440)
South Africa	Bank of America, N.A.	5,575	1.00	(1)	9/20/15	0.45	33,484	16,121	49,605
South Africa	Bank of America, N.A.	16,990	1.00	(1)	12/20/15	0.49	117,896	31,082	148,978
South Africa	Bank of America, N.A.	5,160	1.00	(1)	12/20/15	0.49	35,806	9,894	45,700
South Africa	Bank of America, N.A.	19,900	1.00	(1)	9/20/17	1.09	(29,708)	376,608	346,900

South Africa	Bank of America, N.A.	20,830	1.00	(1)	9/20/17	1.09	(31,097)	205,559	174,462
South Africa	Bank of America, N.A.	29,280	1.00	(1)	9/20/17	1.09	(43,712)	217,549	173,837
South Africa	Bank of America, N.A.	16,100	1.00	(1)	9/20/17	1.09	(24,036)	141,621	117,585
South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/15	0.38	50,581	55,713	106,294
South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/15	0.45	72,073	78,544	150,617
South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/15	0.49	83,339	25,786	109,125
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/15	0.49	50,934	15,627	66,561
South Africa	Barclays Bank PLC	4,000	1.00	(1)	6/20/17	1.02	2,877	71,221	74,098
South Africa	Barclays Bank PLC	11,400	1.00	(1)	9/20/17	1.09	(17,019)	167,349	150,330
South Africa	Barclays Bank PLC	9,080	1.00	(1)	9/20/17	1.09	(13,555)	124,300	110,745
South Africa	BNP Paribas	19,000	1.00	(1)	9/20/17	1.09	(28,365)	289,047	260,682
South Africa	BNP Paribas	16,830	1.00	(1)	9/20/17	1.09	(25,125)	216,621	191,496
South Africa	BNP Paribas	9,200	1.00	(1)	9/20/17	1.09	(13,735)	161,952	148,217
South Africa	Citibank, N.A.	5,000	1.00	(1)	6/20/15	0.38	25,290	18,544	43,834
South Africa	Citibank, N.A.	4,600	1.00	(1)	6/20/17	1.02	3,308	80,794	84,102
South Africa	Credit Suisse International	10,000	1.00	(1)	6/20/15	0.38	50,581	54,600	105,181
South Africa	Credit Suisse International	5,000	1.00	(1)	6/20/15	0.38	25,291	18,827	44,118
South Africa	Credit Suisse International	16,990	1.00	(1)	12/20/15	0.49	117,895	36,531	154,426
South Africa	Credit Suisse International	10,450	1.00	(1)	12/20/15	0.49	72,513	49,942	122,455
South Africa	Credit Suisse International	7,740	1.00	(1)	12/20/15	0.49	53,709	18,115	71,824

55

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Credit Suisse International	$10,000	1.00	%(1)	9/20/17	1.09%	$(14,929)	$205,050	$190,121
South Africa	Deutsche Bank AG	12,500	1.00	(1)	9/20/15	0.45	75,076	52,767	127,843
South Africa	Deutsche Bank AG	5,500	1.00	(1)	9/20/15	0.45	33,033	23,891	56,924
South Africa	Deutsche Bank AG	5,575	1.00	(1)	9/20/15	0.45	33,484	17,030	50,514
South Africa	Deutsche Bank AG	1,450	1.00	(1)	9/20/15	0.45	8,709	5,640	14,349
South Africa	Deutsche Bank AG	13,005	1.00	(1)	12/20/15	0.49	90,243	27,923	118,166
South Africa	Deutsche Bank AG	16,940	1.00	(1)	9/20/17	1.09	(25,289)	356,092	330,803
South Africa	Deutsche Bank AG	15,200	1.00	(1)	9/20/17	1.09	(22,692)	287,661	264,969
South Africa	Deutsche Bank AG	9,200	1.00	(1)	9/20/17	1.09	(13,735)	135,054	121,319
South Africa	Goldman Sachs International	17,335	1.00	(1)	12/20/15	0.49	120,289	39,068	159,357
South Africa	Goldman Sachs International	8,020	1.00	(1)	12/20/15	0.49	55,651	18,771	74,422
South Africa	Goldman Sachs International	10,690	1.00	(1)	9/20/17	1.09	(15,959)	213,481	197,522
South Africa	Goldman Sachs International	8,022	1.00	(1)	12/20/17	1.15	(29,312)	119,281	89,969
South Africa	HSBC Bank USA, N.A.	9,200	1.00	(1)	9/20/17	1.09	(13,735)	186,173	172,438
South Africa	HSBC Bank USA, N.A.	9,146	1.00	(1)	9/20/17	1.09	(13,654)	134,261	120,607
South Africa	HSBC Bank USA, N.A.	7,300	1.00	(1)	12/20/17	1.15	(26,673)	112,810	86,137
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	6/20/15	0.38	25,290	28,135	53,425
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	6/20/15	0.38	25,291	18,260	43,551
South Africa	JPMorgan Chase Bank, N.A.	9,200	1.00	(1)	9/20/17	1.09	(13,734)	157,076	143,342
South Africa	Morgan Stanley & Co. International PLC	4,400	1.00	(1)	6/20/17	1.02	3,164	76,218	79,382
South Africa	Morgan Stanley & Co. International PLC	9,200	1.00	(1)	9/20/17	1.09	(13,735)	154,637	140,902
South Africa	Nomura International PLC	8,900	1.00	(1)	9/20/17	1.09	(13,287)	100,336	87,049
South Africa	Nomura International PLC	4,000	1.00	(1)	9/20/17	1.09	(5,971)	35,266	29,295
South Africa	Nomura International PLC	7,068	1.00	(1)	12/20/17	1.15	(25,826)	107,161	81,335
Turkey	Bank of America, N.A.	94,932	1.00	(1)	12/20/17	1.21	(522,022)	1,413,587	891,565
Turkey	Deutsche Bank AG	20,000	1.00	(1)	12/20/17	1.21	(109,978)	297,810	187,832

Total		$701,588					$(4,065,200)	$11,176,181	$7,110,981

56

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	Barclays Bank PLC	$9,861	1.00	%(1)	12/20/18	$81,500	$(96,619)	$(15,119)
Bulgaria	BNP Paribas	4,574	1.00	(1)	6/20/18	19,179	(19,119)	60
Bulgaria	BNP Paribas	6,620	1.00	(1)	9/20/18	41,401	(48,765)	(7,364)
Bulgaria	BNP Paribas	4,600	1.00	(1)	9/20/18	28,768	(38,861)	(10,093)
Bulgaria	BNP Paribas	4,640	1.00	(1)	12/20/18	38,349	(39,890)	(1,541)
Bulgaria	Goldman Sachs International	6,470	1.00	(1)	9/20/18	40,462	(42,860)	(2,398)
Bulgaria	Goldman Sachs International	4,500	1.00	(1)	12/20/18	37,192	(43,929)	(6,737)
Bulgaria	Goldman Sachs International	9,000	1.00	(1)	12/20/18	74,384	(86,159)	(11,775)
China	Bank of America, N.A.	22,200	1.00	(1)	3/20/17	(381,754)	(315,967)	(697,721)
China	Barclays Bank PLC	37,413	1.00	(1)	3/20/17	(643,358)	(484,578)	(1,127,936)
China	Deutsche Bank AG	13,655	1.00	(1)	3/20/17	(234,813)	(168,084)	(402,897)
China	Deutsche Bank AG	15,969	1.00	(1)	3/20/17	(274,605)	(196,568)	(471,173)
Colombia	Barclays Bank PLC	20,000	1.00	(1)	6/20/17	(301,522)	(346,031)	(647,553)
Colombia	Deutsche Bank AG	6,634	1.00	(1)	6/20/22	87,369	(336,875)	(249,506)
Colombia	Deutsche Bank AG	14,170	1.00	(1)	6/20/22	186,618	(814,843)	(628,225)
Colombia	Goldman Sachs International	7,090	1.00	(1)	6/20/17	(106,890)	(122,668)	(229,558)
Colombia	Goldman Sachs International	3,390	1.00	(1)	9/20/21	25,367	(102,996)	(77,629)
Colombia	Goldman Sachs International	5,380	1.00	(1)	6/20/22	70,854	(325,011)	(254,157)
Colombia	HSBC Bank USA, N.A.	14,730	1.00	(1)	6/20/17	(222,071)	(258,407)	(480,478)
Croatia	BNP Paribas	2,000	1.00	(1)	12/20/17	59,588	(84,481)	(24,893)
Croatia	BNP Paribas	8,480	1.00	(1)	6/20/18	340,522	(490,268)	(149,746)
Croatia	Citibank, N.A.	1,500	1.00	(1)	12/20/17	44,691	(62,603)	(17,912)
Croatia	Citibank, N.A.	5,000	1.00	(1)	12/20/17	148,970	(213,506)	(64,536)
Croatia	Citibank, N.A.	3,070	1.00	(1)	3/20/18	107,339	(137,871)	(30,532)
Croatia	Citibank, N.A.	4,050	1.00	(1)	3/20/18	141,604	(181,847)	(40,243)
Croatia	Citibank, N.A.	4,287	1.00	(1)	3/20/18	149,890	(267,596)	(117,706)
Croatia	Citibank, N.A.	2,670	1.00	(1)	6/20/18	107,216	(182,851)	(75,635)
Croatia	Citibank, N.A.	13,270	1.00	(1)	6/20/18	532,868	(897,304)	(364,436)
Croatia	Deutsche Bank AG	410	1.00	(1)	12/20/17	12,216	(17,818)	(5,602)
Croatia	Goldman Sachs International	2,000	1.00	(1)	12/20/17	59,588	(83,692)	(24,104)
Croatia	HSBC Bank USA, N.A.	6,508	1.00	(1)	3/20/18	227,545	(406,230)	(178,685)
Croatia	JPMorgan Chase Bank, N.A.	2,967	1.00	(1)	6/20/18	119,143	(203,356)	(84,213)

57

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Croatia	Morgan Stanley & Co. International PLC	$1,611	1.00	%(1)	12/20/16	$16,670	$(48,577)	$(31,907)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00	(1)	12/20/17	41,265	(56,066)	(14,801)
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00	(1)	12/20/17	47,521	(69,042)	(21,521)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	74,485	(106,067)	(31,582)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	74,485	(108,120)	(33,635)
Croatia	Morgan Stanley & Co. International PLC	3,082	1.00	(1)	3/20/18	107,759	(194,231)	(86,472)
Croatia	Morgan Stanley & Co. International PLC	2,816	1.00	(1)	6/20/18	113,079	(201,440)	(88,361)
Croatia	Morgan Stanley & Co. International PLC	6,310	1.00	(1)	6/20/18	253,384	(413,387)	(160,003)
Croatia	Morgan Stanley & Co. International PLC	5,869	1.00	(1)	6/20/18	235,675	(429,802)	(194,127)
Croatia	Nomura International PLC	5,000	1.00	(1)	3/20/18	174,820	(209,952)	(35,132)
Croatia	Nomura International PLC	40,700	1.00	(1)	3/20/18	1,423,030	(1,831,148)	(408,118)
Egypt	Bank of America, N.A.	7,050	1.00	(1)	9/20/15	42,038	(59,735)	(17,697)
Egypt	Barclays Bank PLC	9,000	1.00	(1)	9/20/15	53,666	(76,258)	(22,592)
Egypt	Citibank, N.A.	3,050	1.00	(1)	12/20/15	27,014	(46,553)	(19,539)
Egypt	Citibank, N.A.	4,550	1.00	(1)	6/20/20	388,060	(284,283)	103,777
Egypt	Citibank, N.A.	50	1.00	(1)	6/20/20	4,265	(3,282)	983
Egypt	Credit Suisse International	11,000	1.00	(1)	12/20/15	97,426	(157,292)	(59,866)
Egypt	Deutsche Bank AG	710	1.00	(1)	6/20/15	2,138	(5,678)	(3,540)
Egypt	Deutsche Bank AG	9,540	1.00	(1)	6/20/15	28,724	(48,676)	(19,952)
Egypt	Deutsche Bank AG	4,175	1.00	(1)	9/20/15	24,896	(45,388)	(20,492)
Egypt	Deutsche Bank AG	8,200	1.00	(1)	9/20/15	48,896	(70,940)	(22,044)
Egypt	Deutsche Bank AG	2,855	1.00	(1)	12/20/15	25,287	(39,641)	(14,354)
Egypt	Deutsche Bank AG	5,100	1.00	(1)	6/20/20	434,968	(283,331)	151,637
Egypt	Deutsche Bank AG	4,600	1.00	(1)	6/20/20	392,325	(288,775)	103,550
Egypt	Deutsche Bank AG	4,550	1.00	(1)	6/20/20	388,060	(286,020)	102,040

58

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Egypt	Goldman Sachs International	$9,700	1.00	%(1)	9/20/15	$57,840	$(86,475)	$(28,635)
Guatemala	Citibank, N.A.	18,256	1.00	(1)	9/20/20	1,281,259	(825,313)	455,946
Lebanon	Barclays Bank PLC	4,200	1.00	(1)	12/20/14	(2,428)	(8,681)	(11,109)
Lebanon	Barclays Bank PLC	4,900	1.00	(1)	3/20/15	1,945	(26,830)	(24,885)
Lebanon	Barclays Bank PLC	4,900	1.00	(1)	3/20/15	1,944	(30,686)	(28,742)
Lebanon	Barclays Bank PLC	6,700	1.00	(1)	3/20/15	2,659	(36,041)	(33,382)
Lebanon	Barclays Bank PLC	5,000	1.00	(1)	12/20/15	33,304	(100,121)	(66,817)
Lebanon	Citibank, N.A.	4,300	1.00	(1)	12/20/14	(2,485)	(8,888)	(11,373)
Lebanon	Citibank, N.A.	4,500	1.00	(1)	12/20/14	(2,602)	(9,114)	(11,716)
Lebanon	Citibank, N.A.	5,500	1.00	(1)	12/20/14	(3,180)	(11,539)	(14,719)
Lebanon	Citibank, N.A.	2,800	1.00	(1)	3/20/15	1,111	(13,417)	(12,306)
Lebanon	Citibank, N.A.	6,000	1.00	(1)	9/20/15	24,299	(105,833)	(81,534)
Lebanon	Citibank, N.A.	15,000	1.00	(1)	9/20/15	60,749	(245,730)	(184,981)
Lebanon	Credit Suisse International	4,600	1.00	(1)	3/20/15	1,825	(24,874)	(23,049)
Lebanon	Credit Suisse International	8,800	1.00	(1)	3/20/15	3,493	(47,311)	(43,818)
Lebanon	Credit Suisse International	9,900	1.00	(1)	6/20/15	13,740	(82,806)	(69,066)
Lebanon	Credit Suisse International	5,000	1.00	(1)	9/20/15	20,249	(82,057)	(61,808)
Lebanon	Credit Suisse International	4,450	1.00	(1)	12/20/15	29,641	(85,824)	(56,183)
Lebanon	Credit Suisse International	5,000	1.00	(1)	12/20/15	33,304	(98,935)	(65,631)
Lebanon	Credit Suisse International	8,300	1.00	(1)	12/20/15	55,285	(160,433)	(105,148)
Lebanon	Credit Suisse International	22,710	1.00	(1)	12/20/15	151,269	(460,127)	(308,858)
Lebanon	Deutsche Bank AG	6,100	1.00	(1)	3/20/15	2,421	(30,450)	(28,029)
Lebanon	Deutsche Bank AG	4,900	1.00	(1)	6/20/15	6,801	(40,985)	(34,184)
Lebanon	Deutsche Bank AG	5,000	1.00	(1)	6/20/15	6,939	(42,370)	(35,431)
Lebanon	Deutsche Bank AG	6,700	1.00	(1)	9/20/15	27,135	(97,887)	(70,752)
Lebanon	Deutsche Bank AG	3,085	1.00	(1)	12/20/15	20,549	(62,176)	(41,627)
Lebanon	Deutsche Bank AG	5,000	1.00	(1)	12/20/15	33,305	(101,305)	(68,000)
Lebanon	Deutsche Bank AG	6,890	1.00	(1)	12/20/15	45,893	(138,293)	(92,400)
Lebanon	Goldman Sachs International	3,600	1.00	(1)	9/20/15	14,579	(59,081)	(44,502)
Lebanon	Goldman Sachs International	19,400	1.00	(1)	6/20/18	1,417,245	(1,901,959)	(484,714)
Lebanon	Goldman Sachs International	7,552	5.00	(1)	12/20/18	(523,297)	352,605	(170,692)
Lebanon	Goldman Sachs International	6,999	5.00	(1)	12/20/18	(484,979)	302,243	(182,736)

59

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	HSBC Bank USA, N.A.	$1,250	1.00	%(1)	12/20/17	$72,772	$(111,676)	$(38,904)
Lebanon	JPMorgan Chase Bank, N.A.	10,000	5.00	(1)	12/20/17	(656,126)	134,337	(521,789)
Mexico	Bank of America, N.A.	14,100	1.00	(1)	6/20/22	96,344	(791,928)	(695,584)
Mexico	Barclays Bank PLC	3,900	1.00	(1)	6/20/22	26,649	(229,763)	(203,114)
Mexico	Citibank, N.A.	4,150	1.00	(1)	6/20/22	28,357	(210,651)	(182,294)
Mexico	Deutsche Bank AG	6,900	1.00	(1)	6/20/22	47,147	(345,263)	(298,116)
Mexico	Deutsche Bank AG	14,300	1.00	(1)	6/20/22	97,710	(743,599)	(645,889)
Philippines	Bank of America, N.A.	9,300	1.00	(1)	9/20/15	(81,414)	(36,357)	(117,771)
Philippines	Barclays Bank PLC	9,131	1.00	(1)	3/20/15	(40,625)	(20,214)	(60,839)
Philippines	Barclays Bank PLC	10,000	1.00	(1)	6/20/15	(66,551)	(36,764)	(103,315)
Philippines	Citibank, N.A.	10,000	1.00	(1)	6/20/15	(66,551)	(39,894)	(106,445)
Philippines	Deutsche Bank AG	9,750	1.00	(1)	3/20/15	(43,379)	(23,447)	(66,826)
Philippines	Deutsche Bank AG	10,000	1.00	(1)	6/20/15	(66,551)	(35,685)	(102,236)
Philippines	Deutsche Bank AG	9,500	1.00	(1)	9/20/15	(83,164)	(46,528)	(129,692)
Philippines	Deutsche Bank AG	10,000	1.00	(1)	9/20/15	(87,542)	(47,982)	(135,524)
Philippines	Goldman Sachs International	10,000	1.00	(1)	3/20/15	(44,491)	(25,695)	(70,186)
Philippines	Goldman Sachs International	10,000	1.00	(1)	6/20/15	(66,551)	(36,124)	(102,675)
Philippines	Goldman Sachs International	7,200	1.00	(1)	9/20/15	(63,029)	(27,024)	(90,053)
Philippines	HSBC Bank USA, N.A.	10,000	1.00	(1)	6/20/15	(66,551)	(35,685)	(102,236)
Philippines	HSBC Bank USA, N.A.	4,400	1.00	(1)	9/20/15	(38,518)	(20,164)	(58,682)
Philippines	HSBC Bank USA, N.A.	10,000	1.00	(1)	9/20/15	(87,541)	(52,920)	(140,461)
Philippines	HSBC Bank USA, N.A.	10,000	1.00	(1)	9/20/15	(87,541)	(56,033)	(143,574)
Philippines	JPMorgan Chase Bank, N.A.	10,000	1.00	(1)	6/20/15	(66,551)	(38,786)	(105,337)
Philippines	Standard Chartered Bank	10,000	1.00	(1)	9/20/15	(87,541)	(52,101)	(139,642)
Poland	Bank of America, N.A.	8,500	1.00	(1)	9/20/19	(166,244)	139,423	(26,821)
Poland	Barclays Bank PLC	8,680	1.00	(1)	9/20/18	(187,975)	161,670	(26,305)
Poland	Barclays Bank PLC	4,360	1.00	(1)	9/20/19	(85,274)	75,648	(9,626)
Poland	Barclays Bank PLC	15,000	1.00	(1)	9/20/19	(293,372)	260,307	(33,065)
Poland	Citibank, N.A.	955	1.00	(1)	9/20/19	(18,678)	16,148	(2,530)
Qatar	Bank of America, N.A.	1,710	1.00	(1)	6/20/19	(33,155)	39,927	6,772

60

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Qatar	Bank of America, N.A.	$1,710	1.00	%(1)	6/20/19	$(33,156)	$37,615	$4,459
Qatar	Barclays Bank PLC	13,218	1.00	(1)	12/20/18	(270,336)	179,224	(91,112)
Qatar	Barclays Bank PLC	3,800	1.00	(1)	3/20/19	(75,708)	51,412	(24,296)
Qatar	Barclays Bank PLC	3,870	1.00	(1)	9/20/22	(19,799)	35,682	15,883
Qatar	Barclays Bank PLC	6,400	1.00	(1)	9/20/23	(8,986)	27,488	18,502
Qatar	Barclays Bank PLC	15,980	1.00	(1)	9/20/23	(22,438)	12,253	(10,185)
Qatar	BNP Paribas	1,713	1.00	(1)	6/20/19	(33,213)	28,269	(4,944)
Qatar	Citibank, N.A.	6,450	1.00	(1)	6/20/19	(125,060)	139,321	14,261
Qatar	Deutsche Bank AG	1,713	1.00	(1)	6/20/19	(33,213)	26,644	(6,569)
Qatar	Deutsche Bank AG	3,920	1.00	(1)	6/20/19	(76,005)	60,972	(15,033)
Qatar	Goldman Sachs International	2,200	1.00	(1)	3/20/19	(43,831)	34,462	(9,369)
Qatar	Goldman Sachs International	4,380	1.00	(1)	3/20/19	(87,263)	57,754	(29,509)
Qatar	Goldman Sachs International	3,700	1.00	(1)	12/20/23	(1,884)	(11,552)	(13,436)
Qatar	Goldman Sachs International	3,090	1.00	(1)	9/20/24	6,557	2,615	9,172
Qatar	JPMorgan Chase Bank, N.A.	1,830	1.00	(1)	3/20/19	(36,459)	27,054	(9,405)
Qatar	JPMorgan Chase Bank, N.A.	1,630	1.00	(1)	6/20/19	(31,604)	38,110	6,506
Qatar	JPMorgan Chase Bank, N.A.	3,284	1.00	(1)	6/20/19	(63,674)	57,121	(6,553)
Qatar	JPMorgan Chase Bank, N.A.	2,000	1.00	(1)	6/20/19	(38,779)	30,199	(8,580)
Qatar	Nomura International PLC	1,380	1.00	(1)	3/20/19	(27,494)	18,654	(8,840)
Qatar	Nomura International PLC	3,460	1.00	(1)	3/20/19	(68,933)	48,248	(20,685)
Qatar	Nomura International PLC	9,620	1.00	(1)	9/20/24	20,412	32,600	53,012
Qatar	UBS AG	9,246	1.00	(1)	12/20/23	(4,707)	(29,253)	(33,960)
Russia	Deutsche Bank AG	41,153	1.00	(1)	6/20/18	1,760,644	(536,591)	1,224,053
Russia	Deutsche Bank AG	35,840	1.00	(1)	6/20/18	1,533,339	(461,622)	1,071,717
Russia	JPMorgan Chase Bank, N.A.	16,870	1.00	(1)	6/20/18	721,747	(220,456)	501,291
Russia	JPMorgan Chase Bank, N.A.	16,587	1.00	(1)	6/20/18	709,640	(211,171)	498,469
Russia	JPMorgan Chase Bank, N.A.	8,550	1.00	(1)	6/20/18	365,793	(100,817)	264,976
Serbia	Nomura International PLC	10,000	5.00	(1)	6/20/19	(1,107,076)	1,003,827	(103,249)
South Africa	Bank of America, N.A.	6,300	1.00	(1)	12/20/19	205,537	(150,070)	55,467

61

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Bank of America, N.A.	$5,575	1.00	%(1)	9/20/20	$247,585	$(143,678)	$103,907
South Africa	Bank of America, N.A.	16,990	1.00	(1)	12/20/20	818,441	(401,624)	416,817
South Africa	Bank of America, N.A.	5,160	1.00	(1)	12/20/20	248,567	(133,793)	114,774
South Africa	Bank of America, N.A.	29,280	1.00	(1)	9/20/22	2,168,590	(1,635,987)	532,603
South Africa	Bank of America, N.A.	20,830	1.00	(1)	9/20/22	1,542,751	(1,288,946)	253,805
South Africa	Bank of America, N.A.	16,100	1.00	(1)	9/20/22	1,192,428	(951,208)	241,220
South Africa	Bank of America, N.A.	19,900	1.00	(1)	9/20/22	1,473,871	(1,549,329)	(75,458)
South Africa	Barclays Bank PLC	6,300	1.00	(1)	12/20/19	205,536	(173,474)	32,062
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	182,974	(107,565)	75,409
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	182,975	(122,509)	60,466
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	182,974	(175,252)	7,722
South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	405,378	(511,954)	(106,576)
South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/20	532,918	(552,275)	(19,357)
South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/20	578,544	(282,849)	295,695
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/20	353,581	(183,222)	170,359
South Africa	Barclays Bank PLC	10,850	1.00	(1)	9/20/22	803,593	(725,296)	78,297
South Africa	Barclays Bank PLC	9,080	1.00	(1)	9/20/22	672,500	(651,015)	21,485
South Africa	BNP Paribas	16,830	1.00	(1)	9/20/22	1,246,495	(1,137,807)	108,688
South Africa	BNP Paribas	10,850	1.00	(1)	9/20/22	803,593	(745,205)	58,388
South Africa	Citibank, N.A.	3,910	1.00	(1)	12/20/19	127,563	(122,407)	5,156
South Africa	Citibank, N.A.	5,300	1.00	(1)	3/20/20	193,953	(177,951)	16,002
South Africa	Citibank, N.A.	4,600	1.00	(1)	3/20/20	168,337	(159,409)	8,928
South Africa	Citibank, N.A.	5,000	1.00	(1)	6/20/20	202,690	(186,195)	16,495
South Africa	Credit Suisse International	5,100	1.00	(1)	3/20/20	186,634	(120,322)	66,312
South Africa	Credit Suisse International	4,600	1.00	(1)	3/20/20	168,337	(132,029)	36,308
South Africa	Credit Suisse International	5,000	1.00	(1)	6/20/20	202,689	(188,296)	14,393
South Africa	Credit Suisse International	10,000	1.00	(1)	6/20/20	405,379	(499,732)	(94,353)
South Africa	Credit Suisse International	16,990	1.00	(1)	12/20/20	818,440	(427,011)	391,429
South Africa	Credit Suisse International	7,740	1.00	(1)	12/20/20	372,850	(204,424)	168,426
South Africa	Credit Suisse International	10,450	1.00	(1)	12/20/20	503,397	(339,219)	164,178
South Africa	Credit Suisse International	10,000	1.00	(1)	9/20/22	740,639	(808,430)	(67,791)

62

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Deutsche Bank AG	$12,500	1.00	%(1)	9/20/20	$555,123	$(418,440)	$136,683
South Africa	Deutsche Bank AG	5,575	1.00	(1)	9/20/20	247,585	(142,380)	105,205
South Africa	Deutsche Bank AG	5,500	1.00	(1)	9/20/20	244,255	(170,600)	73,655
South Africa	Deutsche Bank AG	1,450	1.00	(1)	9/20/20	64,394	(45,019)	19,375
South Africa	Deutsche Bank AG	13,005	1.00	(1)	12/20/20	626,476	(319,199)	307,277
South Africa	Deutsche Bank AG	15,200	1.00	(1)	9/20/22	1,125,771	(1,176,115)	(50,344)
South Africa	Deutsche Bank AG	16,940	1.00	(1)	9/20/22	1,254,642	(1,316,391)	(61,749)
South Africa	Goldman Sachs International	17,335	1.00	(1)	12/20/20	835,060	(434,068)	400,992
South Africa	Goldman Sachs International	8,020	1.00	(1)	12/20/20	386,339	(204,076)	182,263
South Africa	Goldman Sachs International	10,690	1.00	(1)	9/20/22	791,743	(805,059)	(13,316)
South Africa	Goldman Sachs International	8,022	1.00	(1)	12/20/22	623,509	(633,865)	(10,356)
South Africa	HSBC Bank USA, N.A.	7,300	1.00	(1)	12/20/22	567,392	(553,923)	13,469
South Africa	JPMorgan Chase Bank, N.A.	5,200	1.00	(1)	12/20/19	169,649	(169,755)	(106)
South Africa	JPMorgan Chase Bank, N.A.	4,590	1.00	(1)	12/20/19	149,748	(179,830)	(30,082)
South Africa	JPMorgan Chase Bank, N.A.	5,100	1.00	(1)	3/20/20	186,634	(118,206)	68,428
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	3/20/20	182,974	(120,034)	62,940
South Africa	JPMorgan Chase Bank, N.A.	5,200	1.00	(1)	3/20/20	190,294	(172,515)	17,779
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	6/20/20	202,690	(181,983)	20,707
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	6/20/20	202,689	(258,009)	(55,320)
South Africa	Nomura International PLC	8,900	1.00	(1)	9/20/22	659,169	(590,268)	68,901
South Africa	Nomura International PLC	4,000	1.00	(1)	9/20/22	296,256	(244,516)	51,740
South Africa	Nomura International PLC	7,068	1.00	(1)	12/20/22	549,360	(549,635)	(275)
Spain	Bank of America, N.A.	15,000	1.00	(1)	6/20/20	(51,662)	(202,955)	(254,617)
Spain	Bank of America, N.A.	7,500	1.00	(1)	9/20/20	(13,704)	(339,999)	(353,703)
Spain	Barclays Bank PLC	11,400	1.00	(1)	3/20/20	(57,981)	(73,687)	(131,668)
Spain	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	(34,441)	(479,545)	(513,986)
Spain	Barclays Bank PLC	7,412	1.00	(1)	9/20/20	(13,542)	(425,787)	(439,329)
Spain	Barclays Bank PLC	4,700	1.00	(1)	12/20/20	(1,189)	(294,645)	(295,834)
Spain	Barclays Bank PLC	44,330	1.00	(1)	12/20/20	(11,221)	(2,821,070)	(2,832,291)

63

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Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Spain	Citibank, N.A.	$2,500	1.00	%(1)	3/20/20	$(12,716)	$(75,986)	$(88,702)
Spain	Citibank, N.A.	11,400	1.00	(1)	3/20/20	(57,982)	(168,257)	(226,239)
Spain	Citibank, N.A.	5,000	1.00	(1)	9/20/20	(9,135)	(166,559)	(175,694)
Spain	Deutsche Bank AG	9,200	1.00	(1)	3/20/20	(46,792)	(128,222)	(175,014)
Spain	Deutsche Bank AG	10,000	1.00	(1)	6/20/20	(34,441)	(300,874)	(335,315)
Spain	Deutsche Bank AG	13,950	1.00	(1)	6/20/20	(48,046)	(556,873)	(604,919)
Spain	Deutsche Bank AG	12,825	1.00	(1)	12/20/20	(3,246)	(699,937)	(703,183)
Spain	Deutsche Bank AG	23,922	1.00	(1)	12/20/20	(6,055)	(1,522,347)	(1,528,402)
Spain	Goldman Sachs International	5,000	1.00	(1)	6/20/20	(17,220)	(241,715)	(258,935)
Spain	Goldman Sachs International	8,543	1.00	(1)	9/20/20	(15,609)	(501,218)	(516,827)
Spain	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	9/20/20	(9,136)	(162,180)	(171,316)
Spain	JPMorgan Chase Bank, N.A.	15,000	1.00	(1)	9/20/20	(27,407)	(963,879)	(991,286)
Thailand	Bank of America, N.A.	4,000	1.00	(1)	9/20/15	(36,520)	(4,965)	(41,485)
Thailand	Barclays Bank PLC	7,500	0.97		9/20/19	(74,316)	—	(74,316)
Thailand	Citibank, N.A.	7,700	0.86		12/20/14	(15,358)	—	(15,358)
Thailand	Citibank, N.A.	3,700	0.95		9/20/19	(33,091)	—	(33,091)
Thailand	Credit Suisse International	5,000	1.00	(1)	9/20/15	(45,650)	(8,678)	(54,328)
Thailand	Deutsche Bank AG	10,000	1.00	(1)	3/20/15	(45,961)	(6,311)	(52,272)
Thailand	Goldman Sachs International	4,700	1.00	(1)	9/20/15	(42,911)	(5,436)	(48,347)
Thailand	Goldman Sachs International	9,000	1.00	(1)	9/20/15	(82,171)	(10,419)	(92,590)
Thailand	HSBC Bank USA, N.A.	10,000	1.00	(1)	9/20/15	(91,302)	(11,576)	(102,878)
Thailand	JPMorgan Chase Bank, N.A.	3,900	0.87		12/20/14	(7,877)	—	(7,877)
Thailand	Standard Chartered Bank	5,000	1.00	(1)	9/20/15	(45,650)	(5,783)	(51,433)
Thailand	Standard Chartered Bank	5,000	1.00	(1)	9/20/15	(45,650)	(8,268)	(53,918)
Tunisia	Barclays Bank PLC	7,030	1.00	(1)	9/20/17	229,958	(363,605)	(133,647)
Tunisia	Citibank, N.A.	3,990	1.00	(1)	9/20/17	130,517	(221,818)	(91,301)
Tunisia	Deutsche Bank AG	7,390	1.00	(1)	6/20/17	208,368	(325,435)	(117,067)
Tunisia	Deutsche Bank AG	13,700	1.00	(1)	6/20/17	386,283	(571,562)	(185,279)
Tunisia	Goldman Sachs International	6,700	1.00	(1)	9/20/17	219,163	(313,741)	(94,578)
Tunisia	Goldman Sachs International	7,430	1.00	(1)	9/20/17	243,042	(366,208)	(123,166)
Tunisia	Goldman Sachs International	6,700	1.00	(1)	9/20/17	219,163	(347,386)	(128,223)

64

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Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Tunisia	JPMorgan Chase Bank, N.A.	$8,770	1.00	%(1)	9/20/17	$286,874	$(477,027)	$(190,153)
Tunisia	Morgan Stanley & Co. International PLC	2,000	1.00	(1)	6/20/17	56,391	(88,012)	(31,621)
Tunisia	Nomura International PLC	5,700	1.00	(1)	12/20/17	211,623	(365,819)	(154,196)

						$37,564,827	$(56,130,944)	$(18,566,117)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2014, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $701,588,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Appreciation

JPMorgan Chase Bank, N.A.	PLN	122,381	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/14	$400,646

						$400,646

PLN	–	Polish Zloty

Cross-Currency Swaps

Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)	Portfolio Pays Floating Rate on Notional Amount (000’s omitted)		Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Deutsche Bank AG	CLF 692	CLP	16,650,709	6-month Sinacofi Chile Interbank Rate	1.00%	8/7/18	$343,962
Deutsche Bank AG	CLF 721	CLP	17,345,119	6-month Sinacofi Chile Interbank Rate	0.95	8/8/18	297,902
Goldman Sachs International	CLF 194	CLP	4,703,503	6-month Sinacofi Chile Interbank Rate	1.17	10/20/19	32,047
Goldman Sachs International	CLF 283	CLP	6,784,401	6-month Sinacofi Chile Interbank Rate	1.21	10/29/19	44,573
Goldman Sachs International	CLF 93	CLP	2,263,476	6-month Sinacofi Chile Interbank Rate	1.21	10/30/19	13,923

							$732,407

65

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Notes to Consolidated Financial Statements — continued

Cross-Currency Swaps (continued)

Counterparty	Notional Amount on Fixed Rate (Currency Received) (000’s omitted)*		Notional Amount on Floating Rate (Currency Delivered) (000’s omitted)*	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Bank of America, N.A.	TRY	26,000	$14,619	3-month USD-LIBOR-BBA	6.97%	8/18/21	$3,610,779
Barclays Bank PLC	TRY	60,000	40,080	3-month USD-LIBOR-BBA	8.25	8/11/20	12,768,382
Barclays Bank PLC	TRY	25,350	16,650	3-month USD-LIBOR-BBA	8.32	8/16/20	5,085,502
Citibank, N.A.	TRY	25,000	16,700	3-month USD-LIBOR-BBA	8.20	8/11/20	5,346,645
Citibank, N.A.	TRY	3,909	2,449	3-month USD-LIBOR-BBA	8.23	2/25/21	602,972
Deutsche Bank AG	TRY	22,254	14,861	3-month USD-LIBOR-BBA	8.26	8/11/20	4,726,082
Deutsche Bank AG	TRY	14,321	8,996	3-month USD-LIBOR-BBA	8.20	2/24/21	2,240,979
JPMorgan Chase Bank, N.A.	TRY	27,000	18,012	3-month USD-LIBOR-BBA	8.29	8/11/20	5,698,810
JPMorgan Chase Bank, N.A.	TRY	20,000	13,333	3-month USD-LIBOR-BBA	8.36	8/11/20	4,182,759
JPMorgan Chase Bank, N.A.	TRY	10,000	5,610	3-month USD-LIBOR-BBA	6.96	8/18/21	1,378,532

							$45,641,442

Counterparty	Notional Amount on Floating Rate (Currency Received) (000’s omitted)*	Notional Amount on Fixed Rate (Currency Delivered) (000’s omitted)*		Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

JPMorgan Chase Bank, N.A.	$24,435	TRY	52,047	3-month USD-LIBOR-BBA	10.76%	4/8/16	$1,214,213

							$1,214,213

							$47,588,062

CLF	–	Chilean Unidad de Fomento
CLP	–	Chilean Peso
TRY	–	New Turkish Lira

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

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Notes to Consolidated Financial Statements — continued

Written options activity for the year ended October 31, 2014 was as follows:

	Number of Contracts	Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Premiums Received

Outstanding, beginning of year	—	CNH	—	CNY	—	COP	—	EUR	—	GBP	—	INR	23,640,919	JPY	—	$6,399,976
Options written	959		2,361,830		436,830		66,779,001		134,142		57,668		11,267,249		14,321,055	24,950,603
Options expired	—		(436,830)		(436,830)		(66,779,001)		—		—		(34,908,168)		—	(7,643,004)

Outstanding, end of year	959	CNH	1,925,000	CNY	—	COP	—	EUR	134,142	GBP	57,668	INR	—	JPY	14,321,055	$23,707,575

CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
EUR	–	Euro
GBP	–	British Pound Sterling
INR	–	Indian Rupee
JPY	–	Japanese Yen

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity futures contracts, equity index options and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, foreign currency futures contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter written options, swap contracts (other than centrally cleared swaps) and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $93,899,037. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $4,605,767 at October 31, 2014.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline

67

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Notes to Consolidated Financial Statements — continued

by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2014 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Securities of unaffiliated issuers, at value	$—	$—	$6,217,927	$41,779,445	$—	$47,997,372
Net unrealized appreciation*	7,842,989	—	4,970,006	—	5,208,242	18,021,237
Receivable for open forward foreign currency exchange contracts	—	—	—	87,042,737	—	87,042,737
Receivable for open swap contracts; Premium paid/received on open swap contracts	—	47,847,133	400,646	—	75,261,103	123,508,882

Total Asset Derivatives	$7,842,989	$47,847,133	$11,588,579	$128,822,182	$80,469,345	$276,570,228

Derivatives not subject to master netting or similar agreements	$7,842,989	$—	$4,970,006	$—	$5,208,242	$18,021,237

Total Asset Derivatives subject to master netting or similar agreements	$—	$47,847,133	$6,618,573	$128,822,182	$75,261,103	$258,548,991

Written options outstanding, at value	$—	$—	$(1,722,302)	$(26,201,238)	$—	$(27,923,540)
Net unrealized appreciation*	—	—	—	—	(26,931,002)	(26,931,002)
Payable for open forward foreign currency exchange contracts	—	—	—	(31,845,879)	—	(31,845,879)
Payable for open swap contracts; Premium paid/received on open swap contracts	—	(14,347,506)	—	—	(19,782,112)	(34,129,618)

Total Liability Derivatives	$—	$(14,347,506)	$(1,722,302)	$(58,047,117)	$(46,713,114)	$(120,830,039)

Derivatives not subject to master netting or similar agreements	$—	$—	$—	$—	$(26,931,002)	$(26,931,002)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(14,347,506)	$(1,722,302)	$(58,047,117)	$(19,782,112)	$(93,899,037)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts in the Futures Contracts and Centrally Cleared Swaps Contracts tables above. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

68

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Notes to Consolidated Financial Statements — continued

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for assets and pledged by the Portfolio (and Subsidiary) for liabilities as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received (a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$940,638	$(171,100)	$—	$(769,538)	$—
Bank of America, N.A.	30,177,404	(10,798,017)	(16,766,880)	—	2,612,507
Barclays Bank PLC	33,351,270	(6,782,220)	—	(26,569,050)	—
BNP Paribas	8,134,631	(4,832,204)	(1,954,731)	—	1,347,696
Citibank, N.A.	45,850,575	(21,900,470)	—	(21,937,075)	2,013,030
Credit Suisse International	4,215,120	(60,579)	(4,154,541)	—	—
Deutsche Bank AG	34,424,135	(18,984,220)	(11,236,722)	—	4,203,193
Goldman Sachs International	43,535,447	(12,824,508)	(26,872,848)	—	3,838,091
HSBC Bank USA, N.A.	3,000,067	(647,586)	(2,078,960)	—	273,521
JPMorgan Chase Bank, N.A.	28,247,308	(7,122,642)	—	(18,560,000)	2,564,666
Morgan Stanley & Co. International PLC	3,330,289	(1,755,632)	(1,574,657)	—	—
Nomura International PLC	4,167,533	(1,260,594)	(2,348,965)	—	557,974
Standard Bank PLC	724,573	—	—	(724,573)	—
Standard Chartered Bank	18,450,001	(2,083,110)	—	(13,480,500)	2,886,391

	$258,548,991	$(89,222,882)	$(66,988,304)	$(82,040,736)	$20,297,069

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Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(171,100)	$171,100	$—	$—	$—
Bank of America, N.A.	(10,798,017)	10,798,017	—	—	—
Barclays Bank PLC	(6,782,220)	6,782,220	—	—	—
BNP Paribas	(4,832,204)	4,832,204	—	—	—
Citibank, N.A.	(21,900,470)	21,900,470	—	—	—
Credit Suisse International	(60,579)	60,579	—	—	—
Deutsche Bank AG	(18,984,220)	18,984,220	—	—	—
Goldman Sachs International	(12,824,508)	12,824,508	—	—	—
HSBC Bank USA, N.A.	(647,586)	647,586	—	—	—
JPMorgan Chase Bank, N.A.	(7,122,642)	7,122,642	—	—	—
Morgan Stanley & Co. International PLC	(1,755,632)	1,755,632	—	—	—
Nomura International PLC	(1,260,594)	1,260,594	—	—	—
Standard Chartered Bank	(2,083,110)	2,083,110	—	—	—
UBS AG	(4,707)	—	—	—	(4,707)
VTB Capital PLC	(4,671,448)	—	4,605,767	—	(65,681)

	$(93,899,037)	$89,222,882	$4,605,767	$—	$(70,388)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to repurchase and reverse repurchase agreements at October 31, 2014 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2014 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(409,958)	$(17,754,851)	$(6,205,080)
Futures contracts	1,924,696	—	10,155,856	(10,004)	(89,085,617)
Written options	—	—	—	7,643,004	—
Swap contracts	—	(45,752,180)	(3,019,174)	331,966	11,221,906

Foreign currency and forward foreign currency exchange contract transactions	—	—	—	12,529,018	—

Total	$1,924,696	$(45,752,180)	$6,726,724	$2,739,133	$(84,068,791)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(515,504)	$29,196,273	$5,218,243
Futures contracts	7,447,688	—	3,692,227	—	25,400,523
Written options	—	—	823,226	(3,394,587)	—
Swap contracts	—	(17,981,448)	2,687,948	(87,182)	7,669,397

Foreign currency and forward foreign currency exchange contracts	—	—	—	88,641,917	—

Total	$7,447,688	$(17,981,448)	$6,687,897	$114,356,421	$38,288,163

70

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Interest Rate Swaptions	Swap Contracts

$197,884,000	$2,227,449,000	$5,470,190,000	$76,615,000	$6,991,738,000

The average principal amount of purchased currency options contracts and average number of purchased index options contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were approximately $984,712,000 and 733 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2014 were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	6/25/14	On Demand	(1.85)%	$2,028,295	$2,028,295

Barclays Bank PLC	9/8/14	On Demand	(1.85)	2,637,165	2,637,165

Barclays Bank PLC	10/20/14	On Demand	(1.00)	10,733,146	10,733,146

Barclays Bank PLC	10/29/14	On Demand	(3.00)	8,721,750	8,721,750

Barclays Bank PLC	10/29/14	On Demand	(3.00)	8,674,988	8,674,988

Barclays Bank PLC	10/31/14	On Demand	(3.00)	4,116,495	4,116,495

Citibank, N.A.	10/27/14	On Demand	(1.00)	5,839,821	5,839,821

JPMorgan Chase Bank, N.A.	7/1/14	On Demand	(2.00)	1,850,433	1,850,433

JPMorgan Chase Bank, N.A.	8/22/14	On Demand	(2.25)	3,813,905	3,813,905

JPMorgan Chase Bank, N.A.	8/22/14	On Demand	(2.25)	1,453,983	1,453,983

JPMorgan Chase Bank, N.A.	10/3/14	On Demand	(0.45)	867,749	867,749

JPMorgan Chase Bank, N.A.	10/20/14	On Demand	(1.00)	5,859,798	5,859,798

JPMorgan Chase Bank, N.A.	10/27/14	On Demand	(1.75)	6,054,533	6,054,533

JPMorgan Chase Bank, N.A.	10/29/14	On Demand	(1.00)	11,638,591	11,638,591

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the year ended October 31, 2014, the average borrowings under settled reverse repurchase agreements and the average annual interest rate were approximately $16,680,000 and (1.11)%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the

71

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2014. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2014.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

Bank of America, N.A.	$34,116,338	$—	$(34,083,924)	$32,414

	$34,116,338	$—	$(34,083,924)	$32,414

Counterparty	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Barclays Bank PLC	$(36,911,839)	$—	$36,911,839	$—
Citibank, N.A.	(5,839,821)	—	5,839,821	—
JPMorgan Chase Bank, N.A.	(31,538,992)	—	31,538,992	—

	$(74,290,652)	$—	$74,290,652	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

72

Global Macro Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$2,404,767,483	$—	$2,404,767,483
Foreign Corporate Bonds	—	43,324,686	—	43,324,686
Senior Floating-Rate Interests	—	20,643,821	—	20,643,821
Sovereign Loans (Less Unfunded Loan Commitments)	—	—	10,408,077	10,408,077
Corporate Bonds & Notes	—	613,421	—	613,421
Collateralized Mortgage Obligations	—	63,436,299	—	63,436,299
Mortgage Pass-Throughs	—	871,084,974	—	871,084,974
U.S. Government Agency Obligations	—	33,808,770	—	33,808,770
U.S. Treasury Obligations	—	79,396,964	—	79,396,964
Common Stocks	—	42,449,419 *	—	42,449,419
Investment Funds	—	16,841,610	—	16,841,610
Precious Metals	30,885,949	—	—	30,885,949
Currency Put Options Purchased	—	41,779,445	—	41,779,445
Call Options Purchased	—	4,495,625	—	4,495,625
Put Options Purchased	—	1,722,302	—	1,722,302
Short-Term Investments —
Foreign Government Securities	—	665,834,511	—	665,834,511
U.S. Treasury Obligations	—	6,000,012	—	6,000,012
Repurchase Agreements	—	34,116,338	—	34,116,338
Other	—	152,346,230	—	152,346,230

Total Investments	$30,885,949	$4,482,661,910	$10,408,077	$4,523,955,936

Forward Foreign Currency Exchange Contracts	$—	$87,042,737	$—	$87,042,737
Futures Contracts	7,842,989	4,970,006	—	12,812,995
Swap Contracts	—	128,717,124	—	128,717,124

Total	$38,728,938	$4,703,391,777	$10,408,077	$4,752,528,792

Liability Description

Currency Put Options Written	$—	$(26,201,238)	$—	$(26,201,238)
Put Options Written	—	(1,722,302)	—	(1,722,302)
Securities Sold Short	—	(21,956,130)	—	(21,956,130)
Forward Foreign Currency Exchange Contracts	—	(31,845,879)	—	(31,845,879)
Futures Contracts	(15,529,321)	—	—	(15,529,321)
Swap Contracts	—	(45,531,299)	—	(45,531,299)

Total	$(15,529,321)	$(127,256,848)	$—	$(142,786,169)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

73

Global Macro Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2014, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio and subsidiary as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

74

Eaton Vance Global Macro Absolute Return Fund

Global Macro Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Global Macro Absolute Return Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	502,510,789	1,479,080
Cynthia E. Frost	502,435,905	1,553,964
George J. Gorman	502,450,680	1,539,189
Valerie A. Mosley	502,418,695	1,571,174
Harriett Tee Taggart	502,337,100	1,652,769

Each nominee was also elected a Trustee of Global Macro Portfolio.

(1)	Excludes fractional shares.

Global Macro Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	99.68%	0.32%
Cynthia E. Frost	99.66%	0.34%
George J. Gorman	99.66%	0.34%
Valerie A. Mosley	99.66%	0.34%
Harriett Tee Taggart	99.64%	0.36%

75

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

76

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael A. Cirami 1975	President of the Portfolio	2012	Vice President of EVM and BMR.

77

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

78

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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This Page Intentionally Left Blank

Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041 10.31.14

Eaton Vance

Global Macro Absolute Return Advantage Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Global Macro Absolute Return Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 68

Federal Tax Information	19

Special Meeting of Shareholders	69

Management and Organization	70

Important Notices	73

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2014, global equities, corporate credit and interest rates broadly rallied due to several key factors, most notably actions by major central banks around the globe in reaction to diverging economic trends.

In the U.S., economic data improved during the 12-month period. As a result, the Federal Reserve announced in December 2013 that it would begin tapering its quantitative easing program; it ultimately ended its bond purchases in October 2014. On the other hand, additional stimulus announcements from central banks in troubled developed markets, namely Europe and Japan, resulted in a positive environment for risk assets as well as broad U.S. dollar strength.

Emerging markets were influenced during the 12-month period by election results and geopolitical news. Indonesia and Turkey elected new presidents, while Brazil re-elected President Rousseff, who is unpopular with investors. Additional headlines out of emerging markets caused asset price volatility. These included tensions over Russia’s annexation of the Crimean Peninsula and its ongoing involvement in parts of eastern and southern Ukraine, as well as continued instability in the Middle East. In aggregate, emerging-market equities were flat, while emerging-market currencies were generally weaker versus the U.S. dollar.

Against this backdrop, the U.S. Treasury yield curve flattened and U.S. credit spreads generally narrowed. Overall, local interest rates were unchanged and credit spreads tightened modestly across emerging markets. Commodity prices tumbled during the period, driven by weakness in agricultural and energy commodities, as well as precious metals.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 6.50%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), gained 0.05% during the period.

Broadly speaking, the Fund’s long U.S. dollar positions versus other developed-market currencies (yen, euro, Swiss franc, Australian dollar) was a large contributor to Fund performance.

Select long and short currency, credit and interest rate positions across emerging markets also aided Fund returns.

Asia was the top contributing region during the period. In Japan, a short position in the yen, a short position in interest rates and a small long position in broad equities benefited Fund performance. Long positions in currency and credit in Sri Lanka also aided Fund performance, as did long currency and broad equity positions in India.

The Fund’s investments in Eastern Europe also contributed to Fund performance, led by long positions in the Serbian dinar, Slovenia credit and both interest rates and currency in Poland. In the Dollar Bloc, Fund performance was aided by a short position in the Australian dollar versus the U.S. dollar, as well as a long interest rate position in New Zealand.

Investments in Latin America also contributed to Fund returns, driven by a long interest rate position in Brazil and a long credit position in Venezuela. The Sub-Saharan Africa region also contributed positively to the Fund’s performance. A long credit position in Zambia and a short position in the South African rand were helpful.

On the other hand, Western Europe was the top detracting region. The Fund’s short credit position in Spain and long position in the Norwegian krone both hurt Fund performance. The Fund’s exposures in the Middle East and North Africa did not impact performance, as gains on exposure to the Lebanese pound was largely offset by short credit positions in Lebanon and Qatar. The Fund’s commodity exposure — specifically, being long platinum and short gold — did not have a meaningful impact on the Fund’s performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	08/31/2010	08/31/2010	6.50%	—	2.36%
Class A with 4.75% Maximum Sales Charge	—	—	1.40	—	1.16
Class C at NAV	08/31/2010	08/31/2010	5.75	—	1.67
Class C with 1% Maximum Sales Charge	—	—	4.75	—	1.67
Class I at NAV	08/31/2010	08/31/2010	6.76	—	2.66
Class R at NAV	12/01/2010	08/31/2010	6.22	—	2.17
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.05%	0.09%	0.09%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.94%	2.64%	1.65%	2.14%
Net		1.52	2.22	1.23	1.72

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2010	$10,717	N.A.
Class I	$250,000	08/31/2010	$278,957	N.A.
Class R	$10,000	08/31/2010	$10,935	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Fund Profile5

Asset Allocation (% of net assets)6

*	Net securities sold short.

Foreign Currency Exposure (% of net assets)6

Serbia	9.5%	Sweden	0.1%
Lebanon	7.2	Romania	0.1
Sri Lanka	6.1	Singapore	0.0	*
Mexico	5.7	Zambia	0.0	*
India	5.3	China	0.0	*
Uruguay	4.2	Brazil	–0.0	*
Poland	4.0	Malaysia	–0.1
Philippines	3.9	Norway	–0.2
Indonesia	3.7	Ghana	–0.2
Kenya	3.3	Hungary	–0.3
United Kingdom	3.0	Turkey	–0.3
Uganda	2.1	Gold	–1.1
Iceland	2.1	Canada	–2.9
Chile	2.0	South Africa	–2.9
Dominican Republic	2.0	Russia	–2.9
Peru	1.8	Australia	–4.4
Bangladesh	1.8	New Zealand	–5.0
Platinum	0.9	Japan	–10.0
Egypt	0.9	Euro	–37.6

Jordan	0.5	Total Long	70.9

Azerbaijan	0.5	Total Short	–67.9

Nigeria	0.2	Total Net	3.0

*	Amount is less than 0.05% or -0.05%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratios exclude interest expense associated with certain investment transactions.
[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets.

[7]	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,048.50	$8.78	1.70%
Class C	$1,000.00	$1,045.30	$12.53	2.43%
Class I	$1,000.00	$1,050.20	$7.29	1.41%
Class R	$1,000.00	$1,046.80	$9.85	1.91%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.60	$8.64	1.70%
Class C	$1,000.00	$1,013.00	$12.33	2.43%
Class I	$1,000.00	$1,018.10	$7.17	1.41%
Class R	$1,000.00	$1,015.60	$9.70	1.91%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $1,192,452,084)	$1,221,019,208
Receivable for Fund shares sold	6,053,984
Total assets	$1,227,073,192

Liabilities
Payable for Fund shares redeemed	$2,704,791
Payable to affiliates:
Distribution and service fees	133,216
Trustees’ fees	43
Accrued expenses	319,638
Total liabilities	$3,157,688
Net Assets	$1,223,915,504

Sources of Net Assets
Paid-in capital	$1,200,018,199
Accumulated net realized loss from Portfolio	(19,567,366)
Accumulated undistributed net investment income	14,897,547
Net unrealized appreciation from Portfolio	28,567,124
Total	$1,223,915,504

Class A Shares
Net Assets	$372,301,811
Shares Outstanding	36,633,263
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.16
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.67

Class C Shares
Net Assets	$48,835,384
Shares Outstanding	4,918,823
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.93

Class I Shares
Net Assets	$799,117,025
Shares Outstanding	77,855,815
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.26

Class R Shares
Net Assets	$3,661,284
Shares Outstanding	363,387
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.08

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest allocated from Portfolio (net of foreign taxes, $1,074,294)	$64,085,648
Dividends allocated from Portfolio (net of foreign taxes, $13,199)	137,035
Expenses, excluding interest expense, allocated from Portfolio	(12,483,783)
Interest expense allocated from Portfolio	(1,537,046)
Total investment income from Portfolio	$50,201,854

Expenses
Distribution and service fees
Class A	$913,521
Class C	627,247
Class R	15,922
Trustees’ fees and expenses	501
Custodian fee	66,122
Transfer and dividend disbursing agent fees	1,363,557
Legal and accounting services	54,338
Printing and postage	206,277
Registration fees	154,158
Miscellaneous	17,681
Total expenses	$3,419,324

Net investment income	$46,782,530

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $163,546 and including a loss of $3,887,771 from precious metals)	$(4,544,319)
Written options	2,103,631
Securities sold short	(7,671,466)
Futures contracts	(14,314,514)
Swap contracts	(8,311,528)
Forward commodity contracts	583,678
Foreign currency and forward foreign currency exchange contract transactions	7,618,551
Net realized loss	$(24,535,967)
Change in unrealized appreciation (depreciation) —
Investments (including net increase of $3,544,857 from precious metals)	$7,477,787
Written options	(2,075,211)
Securities sold short	6,146,182
Futures contracts	3,449,111
Swap contracts	3,617,576
Forward commodity contracts	721,363
Foreign currency and forward foreign currency exchange contracts	29,951,083
Net change in unrealized appreciation (depreciation)	$49,287,891

Net realized and unrealized gain	$24,751,924

Net increase in net assets from operations	$71,534,454

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$46,782,530	$33,626,855
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(24,535,967)	(51,995,400)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	49,287,891	(12,517,178)
Net increase (decrease) in net assets from operations	$71,534,454	$(30,885,723)
Distributions to shareholders —
From net realized gain
Class A	$—	$(14,613,979)
Class C	—	(5,071,981)
Class I	—	(22,598,945)
Class R	—	(148,010)
Total distributions to shareholders	$—	$(42,432,915)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$270,318,280	$248,431,755
Class C	6,436,893	23,288,076
Class I	369,100,599	692,709,050
Class R	2,013,782	1,502,729
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	13,917,087
Class C	—	3,304,410
Class I	—	17,888,259
Class R	—	147,957
Cost of shares redeemed
Class A	(212,076,049)	(190,553,499)
Class C	(43,144,154)	(34,904,488)
Class I	(443,523,411)	(289,079,810)
Class R	(1,854,960)	(950,528)
Net increase (decrease) in net assets from Fund share transactions	$(52,729,020)	$485,700,998

Net increase in net assets	$18,805,434	$412,382,360

Net Assets
At beginning of year	$1,205,110,070	$792,727,710
At end of year	$1,223,915,504	$1,205,110,070

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$14,897,547	$(15,663,040)

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,								Period Ended October 31, 2010(1)
	2014		2013		2012		2011
Net asset value — Beginning of period	$9.540		$10.260		$10.050		$10.060		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.407		$0.297		$0.387		$0.171		$0.028
Net realized and unrealized gain (loss)	0.213		(0.485)		0.078		(0.163)		0.032

Total income (loss) from operations	$0.620		$(0.188)		$0.465		$0.008		$0.060

Less Distributions
From net investment income	$—		$—		$(0.255)		$—		$—
From net realized gain	—		(0.532)		—		(0.018)		—

Total distributions	$—		$(0.532)		$(0.255)		$(0.018)		$—

Net asset value — End of period	$10.160		$9.540		$10.260		$10.050		$10.060

Total Return(3)	6.50%		(1.92)%		4.79%		0.07%		0.60	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$372,302		$293,691		$243,609		$268,739		$36,143
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.74	%(7)	1.94	%(7)	2.02	%(7)	1.80	%(7)(8)	1.55	%(8)(9)
Net investment income	4.16%		3.02%		3.87%		1.69%		1.69	%(9)
Portfolio Turnover of the Portfolio	116%		65%		91%		50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.13%, 0.42%, 0.47% and 0.25% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(8)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.

(9)	Annualized.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,								Period Ended October 31, 2010(1)
	2014		2013		2012		2011
Net asset value — Beginning of period	$9.390		$10.170		$9.980		$10.060		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.318		$0.231		$0.315		$0.101		$0.015
Net realized and unrealized gain (loss)	0.222		(0.479)		0.075		(0.163)		0.045

Total income (loss) from operations	$0.540		$(0.248)		$0.390		$(0.062)		$0.060

Less Distributions
From net investment income	$—		$—		$(0.200)		$—		$—
From net realized gain	—		(0.532)		—		(0.018)		—

Total distributions	$—		$(0.532)		$(0.200)		$(0.018)		$—

Net asset value — End of period	$9.930		$9.390		$10.170		$9.980		$10.060

Total Return(3)	5.75%		(2.56)%		4.02%		(0.62)%		0.60	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,835		$82,387		$98,230		$112,833		$8,747
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	2.47	%(7)	2.64	%(7)	2.72	%(7)	2.49	%(7)(8)	2.25	%(8)(9)
Net investment income	3.34%		2.37%		3.17%		1.01%		0.89	%(9)
Portfolio Turnover of the Portfolio	116%		65%		91%		50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.16%, 0.42%, 0.47% and 0.24% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(8)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.

(9)	Annualized.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,								Period Ended October 31, 2010(1)
	2014		2013		2012		2011
Net asset value — Beginning of period	$9.610		$10.300		$10.090		$10.070		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.432		$0.318		$0.419		$0.204		$0.025
Net realized and unrealized gain (loss)	0.218		(0.476)		0.076		(0.166)		0.045

Total income (loss) from operations	$0.650		$(0.158)		$0.495		$0.038		$0.070

Less Distributions
From net investment income	$—		$—		$(0.285)		$—		$—
From net realized gain	—		(0.532)		—		(0.018)		—

Total distributions	$—		$(0.532)		$(0.285)		$(0.018)		$—

Net asset value — End of period	$10.260		$9.610		$10.300		$10.090		$10.070

Total Return(3)	6.76%		(1.60)%		5.09%		0.37%		0.70	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$799,117		$825,738		$448,057		$463,076		$56,036
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.45	%(7)	1.65	%(7)	1.72	%(7)	1.50	%(7)(8)	1.25	%(8)(9)
Net investment income	4.40%		3.22%		4.17%		2.02%		1.50	%(9)
Portfolio Turnover of the Portfolio	116%		65%		91%		50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.14%, 0.42%, 0.47% and 0.25% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(8)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.

(9)	Annualized.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Financial Highlights — continued

	Class R
	Year Ended October 31,						Period Ended October 31, 2011(1)
	2014		2013		2012
Net asset value — Beginning of period	$9.480		$10.220		$10.040		$10.100

Income (Loss) From Operations
Net investment income(2)	$0.381		$0.275		$0.373		$0.138
Net realized and unrealized gain (loss)	0.219		(0.483)		0.071		(0.180)

Total income (loss) from operations	$0.600		$(0.208)		$0.444		$(0.042)

Less Distributions
From net investment income	$—		$—		$(0.264)		$—
From net realized gain	—		(0.532)		—		(0.018)

Total distributions	$—		$(0.532)		$(0.264)		$(0.018)

Net asset value — End of period	$10.080		$9.480		$10.220		$10.040

Total Return(3)	6.22%		(2.03)%		4.48%		(0.42	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,661		$3,295		$2,832		$1,625
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.95	%(7)	2.14	%(7)	2.22	%(7)	2.10	%(7)(8)(9)
Net investment income	3.94%		2.81%		3.74%		1.50	%(8)
Portfolio Turnover of the Portfolio	116%		65%		91%		50	%(10)

(1)	For the period from commencement of operations on December 1, 2010 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.14%, 0.42%, 0.47% and 0.35% for the years ended October 31, 2014, 2013 and 2012 and the period from commencement of operations on December 1, 2010 to October 31, 2011, respectively.

(8)	Annualized.

(9)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the period from commencement of operations on December 1, 2010 to October 31, 2011). Absent this reimbursement, total return would be lower.

(10)	For the Portfolio’s year ended October 31, 2011.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (80.9% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$—	$14,082,029
Long-term capital gains	$—	$28,350,886

During the year ended October 31, 2014, accumulated net realized loss was decreased by $21,536,434, accumulated undistributed net investment income was decreased by $16,221,943 and paid-in capital was decreased by $5,314,491 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, paydown gain (loss), premium amortization, accretion of market discount, swap contracts and the Portfolio’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$40,221,244
Deferred capital losses	$(19,075,187)
Net unrealized appreciation	$2,751,248

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, premium amortization, accretion of market discount, swap contracts, futures contracts, tax accounting for straddle transactions, investments in passive foreign investment companies and the Portfolio’s investment in a subsidiary.

At October 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $19,075,187 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2014, $50,154 are short-term and $19,025,033 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2014, the Fund incurred no adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $3,800 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,819 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $913,521 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $470,435 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2014, the Fund paid or accrued to EVD $7,961 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $156,812 and $7,961 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $11,000 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $221,505,720 and $282,675,872, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	27,665,182	25,035,139
Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,433,274
Redemptions	(21,811,090)	(19,429,986)

Net increase	5,854,092	7,038,427

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2014	2013

Sales	676,133	2,380,749
Issued to shareholders electing to receive payments of distributions in Fund shares	—	343,851
Redemptions	(4,533,866)	(3,605,657)

Net decrease	(3,857,733)	(881,057)

	Year Ended October 31,
Class I	2014	2013

Sales	37,458,950	70,005,158
Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,834,693
Redemptions	(45,553,105)	(29,399,382)

Net increase (decrease)	(8,094,155)	42,440,469

	Year Ended October 31,
Class R	2014	2013

Sales	206,315	152,839
Issued to shareholders electing to receive payments of distributions in Fund shares	—	15,316
Redemptions	(190,507)	(97,751)

Net increase	15,808	70,404

17

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2014

18

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit. For the fiscal year ended October 31, 2014, the Fund paid foreign taxes of $1,251,039 and recognized foreign source income of $49,283,306.

19

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments

Foreign Government Bonds — 64.9%

Security	Principal Amount (000’s omitted)		Value

Albania — 0.1%
Republic of Albania, 7.50%, 11/4/15(1)	EUR	1,510	$1,998,696

Total Albania			$1,998,696

Argentina — 4.0%
Republic of Argentina, 7.00%, 10/3/15	USD	33,242	$31,207,180
Republic of Argentina, 8.28%, 12/31/33(2)(3)	USD	17,542	14,346,467
Republic of Argentina, 8.75%, 5/7/24(2)	USD	16,443	14,769,234

Total Argentina			$60,322,881

Bangladesh — 1.8%
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	198,500	$2,580,866
Bangladesh Treasury Bond, 10.10%, 6/11/19	BDT	101,900	1,349,434
Bangladesh Treasury Bond, 11.45%, 6/6/17	BDT	377,200	5,179,306
Bangladesh Treasury Bond, 11.48%, 7/4/17	BDT	64,600	888,135
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	55,900	769,710
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	173,600	2,397,060
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	92,100	1,273,448
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	89,300	1,233,014
Bangladesh Treasury Bond, 11.62%, 1/2/18	BDT	58,700	813,929
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	258,200	3,597,911
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	231,600	3,222,302
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	83,300	1,162,761
Bangladesh Treasury Bond, 11.82%, 3/6/18	BDT	189,300	2,644,984

Total Bangladesh			$27,112,860

Barbados — 0.9%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	13,068	$10,611,216
Barbados Government International Bond, 6.625%, 12/5/35(4)	USD	2,715	2,204,580

Total Barbados			$12,815,796

Belarus — 1.0%
Republic of Belarus, 8.75%, 8/3/15(1)	USD	11,425	$11,712,910
Republic of Belarus, 8.95%, 1/26/18(1)	USD	3,112	3,365,472

Total Belarus			$15,078,382

Bermuda — 0.8%
Government of Bermuda, 4.854%, 2/6/24(4)	USD	11,984	$12,493,320

Total Bermuda			$12,493,320

Security	Principal Amount (000’s omitted)		Value

Cyprus — 1.9%
Republic of Cyprus, 3.75%, 11/1/15(1)(4)	EUR	22,928	$28,444,903

Total Cyprus			$28,444,903

Dominican Republic — 2.0%
Dominican Republic Central Bank Note, 12.00%, 4/5/19(4)	DOP	119,220	$2,817,017
Dominican Republic International Bond, 11.50%, 5/10/24(4)	DOP	168,000	4,006,733
Dominican Republic International Bond, 14.00%, 4/30/21(4)	DOP	67,400	1,716,621
Dominican Republic International Bond, 14.50%, 2/10/23(1)	DOP	209,400	5,431,075
Dominican Republic International Bond, 14.50%, 2/10/23(4)	DOP	18,100	469,448
Dominican Republic International Bond, 15.95%, 6/4/21(4)	DOP	102,000	2,902,725
Dominican Republic International Bond, 18.50%, 2/4/28(1)	DOP	412,200	12,485,913
Dominican Republic International Bond, 18.50%, 2/4/28(4)	DOP	8,200	248,385

Total Dominican Republic			$30,077,917

Ecuador — 2.1%
Republic of Ecuador, 7.95%, 6/20/24(4)	USD	19,905	$20,900,250
Republic of Ecuador, 9.375%, 12/15/15(1)	USD	10,179	10,637,055

Total Ecuador			$31,537,305

Fiji — 1.0%
Republic of Fiji, 9.00%, 3/15/16	USD	14,488	$14,999,071

Total Fiji			$14,999,071

Iceland — 2.0%
Republic of Iceland, 6.25%, 2/5/20	ISK	1,011,710	$6,650,425
Republic of Iceland, 7.25%, 10/26/22	ISK	1,146,719	7,836,154
Republic of Iceland, 8.75%, 2/26/19	ISK	2,104,092	15,154,771

Total Iceland			$29,641,350

India — 1.9%
India Government Bond, 7.16%, 5/20/23	INR	778,110	$11,661,423
India Government Bond, 8.12%, 12/10/20	INR	1,096,550	17,742,733

Total India			$29,404,156

20	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Iraq — 1.9%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	32,687	$29,091,430

Total Iraq			$29,091,430

Jordan — 0.9%
Jordan Government Bond, 7.95%, 2/5/15	JOD	2,900	$4,155,206
Jordan Government Bond, 8.163%, 3/25/16	JOD	1,000	1,500,700
Jordan Government Bond, 8.60%, 3/4/16	JOD	1,000	1,505,750
Kingdom of Jordan, 3.875%, 11/12/15(1)	USD	7,018	7,116,252

Total Jordan			$14,277,908

Kenya — 0.5%
Kenya Infrastructure Bond, 11.00%, 10/12/26	KES	205,900	$2,267,720
Kenya Treasury Bond, 11.855%, 5/22/17	KES	81,200	936,655
Republic of Kenya, 6.875%, 6/24/24(1)	USD	3,780	4,039,875

Total Kenya			$7,244,250

Lebanon — 4.2%
Lebanese Republic, 4.10%, 6/12/15(1)	USD	3,200	$3,228,064
Lebanese Republic, 5.875%, 1/15/15	USD	500	503,850
Lebanese Republic, 8.50%, 8/6/15	USD	750	782,625
Lebanese Republic, 8.50%, 1/19/16(1)	USD	27,730	29,393,800
Lebanon Treasury Note, 6.50%, 4/2/15	LBP	9,127,170	6,086,124
Lebanon Treasury Note, 6.50%, 5/14/15	LBP	11,632,910	7,769,649
Lebanon Treasury Note, 6.50%, 5/28/15	LBP	6,680,680	4,464,041
Lebanon Treasury Note, 6.50%, 6/25/15	LBP	8,595,650	5,748,137
Lebanon Treasury Note, 7.54%, 1/15/15	LBP	7,879,700	5,242,866

Total Lebanon			$63,219,156

Macedonia — 2.8%
Republic of Macedonia, 3.975%, 7/24/21(4)	EUR	33,173	$42,262,839

Total Macedonia			$42,262,839

Mozambique — 0.4%
Republic of Mozambique, 6.305%, 9/11/20(1)	USD	5,716	$5,737,435

Total Mozambique			$5,737,435

New Zealand — 1.2%
New Zealand Government Bond, 3.00%, 9/20/30(5)	NZD	21,543	$17,521,478

Total New Zealand			$17,521,478

Security	Principal Amount (000’s omitted)		Value

Pakistan — 1.5%
Islamic Republic of Pakistan, 6.875%, 6/1/17(1)	USD	1,780	$1,837,850
Islamic Republic of Pakistan, 7.125%, 3/31/16(1)	USD	3,216	3,296,400
Islamic Republic of Pakistan, 7.25%, 4/15/19(4)	USD	9,409	9,761,838
Islamic Republic of Pakistan, 8.25%, 4/15/24(4)	USD	6,666	6,982,635

Total Pakistan			$21,878,723

Philippines — 0.7%
Republic of the Philippines, 6.25%, 1/14/36	PHP	417,000	$10,214,161

Total Philippines			$10,214,161

Rwanda — 0.5%
Republic of Rwanda, 6.625%, 5/2/23(1)(2)	USD	7,425	$7,760,610

Total Rwanda			$7,760,610

Serbia — 7.4%
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	226,130	$2,407,054
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	138,930	1,483,143
Serbia Treasury Bond, 10.00%, 9/14/15	RSD	301,680	3,236,363
Serbia Treasury Bond, 10.00%, 12/12/15	RSD	890,200	9,556,485
Serbia Treasury Bond, 10.00%, 1/30/16	RSD	1,825,940	19,592,319
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	1,139,950	12,224,244
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	216,400	2,309,865
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	1,566,080	16,591,376
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	1,573,120	16,629,807
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	717,870	7,515,092
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	1,465,610	14,269,225
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	602,000	6,549,425

Total Serbia			$112,364,398

Slovenia — 7.0%
Republic of Slovenia, 4.125%, 1/26/20(1)	EUR	6,529	$9,173,862
Republic of Slovenia, 4.375%, 1/18/21(1)	EUR	15,605	22,233,325
Republic of Slovenia, 4.625%, 9/9/24(1)	EUR	7,660	11,110,993
Republic of Slovenia, 5.125%, 3/30/26(1)	EUR	17,236	26,129,748
Republic of Slovenia, 5.50%, 10/26/22(1)	USD	13,090	14,431,725
Republic of Slovenia, 5.85%, 5/10/23(4)	USD	19,955	22,486,890

Total Slovenia			$105,566,543

Sri Lanka — 1.8%
Sri Lanka Government Bond, 6.50%, 7/15/15	LKR	75,470	$578,962
Sri Lanka Government Bond, 8.00%, 9/1/16	LKR	1,685,340	13,184,600
Sri Lanka Government Bond, 8.50%, 7/15/18	LKR	1,772,830	14,100,458

Total Sri Lanka			$27,864,020

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Tanzania — 2.1%
United Republic of Tanzania, 6.329%, 3/9/20(1)(6)	USD	29,790	$32,359,388

Total Tanzania			$32,359,388

Turkey — 4.3%
Turkey Government Bond, 2.00%, 10/26/22(5)	TRY	2,353	$1,074,474
Turkey Government Bond, 3.00%, 1/6/21(5)	TRY	59,852	28,840,271
Turkey Government Bond, 3.00%, 7/21/21(5)	TRY	36,349	17,596,890
Turkey Government Bond, 3.00%, 2/23/22(5)	TRY	17,613	8,573,971
Turkey Government Bond, 4.00%, 4/1/20(5)	TRY	16,733	8,439,187

Total Turkey			$64,524,793

Uganda — 1.0%
Uganda Government Bond, 13.25%, 11/5/15	UGX	1,357,800	$508,041
Uganda Government Bond, 13.375%, 2/25/16	UGX	5,142,900	1,919,813
Uganda Government Bond, 14.00%, 3/24/16	UGX	6,153,100	2,311,996
Uganda Government Bond, 14.125%, 12/1/16	UGX	19,831,400	7,424,754
Uganda Government Bond, 14.625%, 11/1/18	UGX	8,177,000	3,117,749

Total Uganda			$15,282,353

Uruguay — 1.6%
Monetary Regulation Bill, 0.00%, 8/20/15	UYU	38,915	$1,450,352
Monetary Regulation Bill, 0.00%, 10/8/15	UYU	72,680	2,663,781
Monetary Regulation Bill, 0.00%, 11/26/15	UYU	48,701	1,756,001
Monetary Regulation Bill, 0.00%, 1/14/16	UYU	6,000	212,892
Monetary Regulation Bill, 0.00%, 4/21/16	UYU	55,956	1,923,520
Monetary Regulation Bill, 0.00%, 7/28/16	UYU	23,630	787,022
Uruguay Notas Del Tesoro, 2.25%, 8/23/17(5)	UYU	84,691	3,332,870
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(5)	UYU	111,730	4,506,225
Uruguay Notas Del Tesoro, 4.00%, 6/14/15(5)	UYU	95,818	3,961,880
Uruguay Notas Del Tesoro, 4.25%, 1/5/17(5)	UYU	97,081	4,021,054

Total Uruguay			$24,615,597

Venezuela — 3.9%
Bolivarian Republic of Venezuela, 5.75%, 2/26/16(1)(2)	USD	69,241	$59,027,953

Total Venezuela			$59,027,953

Zambia — 1.7%
Republic of Zambia, 8.50%, 4/14/24(4)	USD	22,208	$25,414,280

Total Zambia			$25,414,280

Total Foreign Government Bonds (identified cost $991,193,900)			$980,153,952

Foreign Corporate Bonds — 0.6%

Security	Principal Amount (000’s omitted)		Value

Georgia — 0.6%
Bank of Georgia JSC, 7.75%, 7/5/17(1)	USD	7,460	$7,969,294

Total Georgia			$7,969,294

Total Foreign Corporate Bonds (identified cost $7,920,487)			$7,969,294

Sovereign Loans — 0.2%

Borrower	Principal Amount (000’s omitted)		Value

Ethiopia — 0.2%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed) Term Loan, 2.80%, Maturing August 1, 2021(7)(8)(9)(10)		$3,300	$3,382,500

Total Ethiopia			$3,382,500

Total Sovereign Loans (identified cost $3,300,000)			$3,382,500

Collateralized Mortgage Obligations — 1.2%

Security	Principal Amount (000’s omitted)		Value
Federal Home Loan Mortgage Corp.:
Series 228, (Interest Only), Class IO, 6.00%, 2/1/35(11)		$6,872	$1,493,267
Series 2770, (Interest Only), Class SH, 6.947%, 3/15/34(11)(12)		4,247	823,555
Series 2877, (Interest Only), Class WS, 6.447%, 10/15/34(11)(12)		585	2,625
Series 3572, (Interest Only), Class JS, 6.647%, 9/15/39(11)(12)		8,067	1,262,929
Series 3586, (Interest Only), Class GS, 6.097%, 10/15/39(11)(12)		8,878	1,309,412

			$4,891,788

Federal National Mortgage Association:
Series 2005-85, (Interest Only), Class SC, 6.348%, 10/25/35(11)(12)		$12,660	$1,921,200
Series 2006-56, (Interest Only), Class CS, 7.058%, 7/25/36(11)(12)		5,832	1,140,426
Series 2006-72, (Interest Only), Class GI, 6.428%, 8/25/36(11)(12)		19,763	3,142,481

22	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2006-96, (Interest Only), Class SM, 7.098%, 10/25/36(11)(12)	$13,239	$2,328,830
Series 2007-36, (Interest Only), Class SG, 6.448%, 4/25/37(11)(12)	9,119	1,399,133
Series 2010-67, (Interest Only), Class BI, 5.50%, 6/25/25(11)	5,155	370,489
Series 2010-109, (Interest Only), Class PS, 6.448%, 10/25/40(11)(12)	10,993	2,030,739
Series 2010-147, (Interest Only), Class KS, 5.798%, 1/25/41(11)(12)	9,135	1,248,363

		$13,581,661

Total Collateralized Mortgage Obligations (identified cost $16,833,338)		$18,473,449

Common Stocks — 1.6%

Security	Shares	Value

Germany — 0.4%
Deutsche Wohnen AG	259,340	$5,853,733

Total Germany		$5,853,733

Luxembourg — 0.4%
GAGFAH SA(13)	300,409	$5,617,957

Total Luxembourg		$5,617,957

Singapore — 0.6%
Yoma Strategic Holdings, Ltd.(13)	17,123,000	$8,928,791

Total Singapore		$8,928,791

Sri Lanka — 0.2%
Commercial Bank of Ceylon PLC	335,127	$425,631
Dialog Axiata PLC	3,069,374	287,903
Hatton National Bank PLC	105,410	159,086
John Keells Holdings PLC	1,391,741	2,742,213

Total Sri Lanka		$3,614,833

United Kingdom — 0.0%(14)
Genel Energy PLC(13)	38,449	$432,468

Total United Kingdom		$432,468

Total Common Stocks (identified cost $21,904,447)		$24,447,782

Investment Funds — 0.8%

Security	Shares	Value

Fondul Proprietatea SA	43,576,031	$11,645,195

Total Investment Funds (identified cost $10,913,246)		$11,645,195

Currency Put Options Purchased — 1.9%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Australian Dollar	Citibank, N.A.	AUD	41,844	USD	0.85	4/29/15	$580,811
Australian Dollar	JPMorgan Chase Bank, N.A.	AUD	32,211	USD	0.85	4/29/15	447,099
British Pound Sterling	Goldman Sachs International	GBP	21,361	USD	1.63	3/17/15	921,737
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP	12,914	USD	1.63	3/17/15	557,257
Canadian Dollar	Citibank, N.A.	CAD	17,856	CAD	1.13	3/30/15	282,488
Canadian Dollar	Goldman Sachs International	CAD	18,120	CAD	1.13	3/30/15	286,665
Canadian Dollar	HSBC Bank USA, N.A.	CAD	27,037	CAD	1.11	3/30/15	669,811
Canadian Dollar	Standard Chartered Bank	CAD	7,923	CAD	1.11	3/30/15	196,283
Euro	Citibank, N.A.	EUR	22,724	USD	1.38	4/29/15	2,929,818
Euro	Citibank, N.A.	EUR	34,824	USD	1.35	7/30/15	3,384,043
Euro	Citibank, N.A.	EUR	36,166	USD	1.30	7/30/15	2,052,594
Euro	Citibank, N.A.	EUR	48,796	USD	1.21	7/30/15	796,962
Euro	Deutsche Bank AG	EUR	35,584	USD	1.28	11/1/16	2,028,357
Euro	Goldman Sachs International	EUR	32,996	USD	1.38	10/29/19	3,620,753
Japanese Yen	Citibank, N.A.	JPY	2,497,845	JPY	105.00	6/22/15	1,693,658
Japanese Yen	Deutsche Bank AG	JPY	4,995,795	JPY	105.00	6/22/15	3,387,387
Japanese Yen	Goldman Sachs International	JPY	2,451,855	JPY	105.00	6/22/15	1,662,475
Japanese Yen	Goldman Sachs International	JPY	3,655,410	JPY	110.00	6/22/15	1,286,571

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Yuan Renminbi Offshore	Bank of America, N.A.	CNH	217,369	CNH	6.30	5/14/15	$191,043
Yuan Renminbi Offshore	Deutsche Bank AG	CNH	297,360	CNH	6.20	3/5/15	313,139
Yuan Renminbi Offshore	Goldman Sachs International	CNH	198,431	CNH	6.30	5/14/15	174,399
Yuan Renminbi Offshore	Standard Chartered Bank	CNH	293,751	CNH	6.20	3/5/15	309,339
Yuan Renminbi Offshore	Standard Chartered Bank	CNH	192,569	CNH	6.20	3/6/15	204,682

Total Currency Put Options Purchased (identified cost $18,075,301)							$27,977,371

Call Options Purchased — 0.2%

Description	Counterparty	Number of Contracts	Strike Price		Expiration Date	Value

Nikkei 225 Index	Goldman Sachs International	221	JPY	16,000.00	5/13/16	$3,047,648

Total Call Options Purchased (identified cost $1,917,128)						$3,047,648

Put Options Purchased — 0.1%

Description	Counterparty	Number of Contracts	Strike Price		Expiration Date	Value

Hang Seng Index	Deutsche Bank AG	257	HKD	9,800.00	3/30/15	$296,596
KOSPI 200 Index	Citibank, N.A.	433	KRW	240.00	3/12/15	947,666

Total Put Options Purchased (identified cost $1,132,503)						$1,244,262

Short-Term Investments — 26.7%

Foreign Government Securities — 13.0%

Security	Principal Amount (000’s omitted)		Value

Kenya — 3.1%
Kenya Treasury Bill, 0.00%, 11/17/14	KES	490,100	$5,463,555
Kenya Treasury Bill, 0.00%, 12/1/14	KES	1,015,400	11,282,317
Kenya Treasury Bill, 0.00%, 12/15/14	KES	284,900	3,155,213
Kenya Treasury Bill, 0.00%, 3/16/15	KES	930,500	10,083,243
Kenya Treasury Bill, 0.00%, 4/13/15	KES	274,900	2,957,847
Kenya Treasury Bill, 0.00%, 4/20/15	KES	593,200	6,371,201
Kenya Treasury Bill, 0.00%, 4/27/15	KES	677,100	7,259,192

Total Kenya			$46,572,568

Lebanon — 5.2%
Lebanon Treasury Bill, 0.00%, 11/20/14	LBP	2,594,400	$1,711,919
Lebanon Treasury Bill, 0.00%, 12/4/14	LBP	4,612,800	3,039,083
Lebanon Treasury Bill, 0.00%, 1/1/15	LBP	5,564,400	3,654,740
Lebanon Treasury Bill, 0.00%, 1/8/15	LBP	2,636,710	1,730,473
Lebanon Treasury Bill, 0.00%, 1/15/15	LBP	18,916,000	12,404,978
Lebanon Treasury Bill, 0.00%, 1/22/15	LBP	8,497,145	5,568,056
Lebanon Treasury Bill, 0.00%, 2/5/15	LBP	21,071,500	13,785,576
Lebanon Treasury Bill, 0.00%, 2/19/15	LBP	21,373,115	13,958,647
Lebanon Treasury Bill, 0.00%, 2/26/15	LBP	5,624,200	3,669,875
Lebanon Treasury Bill, 0.00%, 4/9/15	LBP	2,901,000	1,880,497
Lebanon Treasury Bill, 0.00%, 4/16/15	LBP	3,208,700	2,080,054
Lebanon Treasury Bill, 0.00%, 4/30/15	LBP	10,649,510	6,889,907
Lebanon Treasury Bill, 0.00%, 6/11/15	LBP	2,045,200	1,315,083
Lebanon Treasury Bill, 0.00%, 7/9/15	LBP	6,362,800	4,073,687
Lebanon Treasury Bill, 0.00%, 7/23/15	LBP	4,710,200	3,008,912

Total Lebanon			$78,771,487

Nigeria — 0.1%
Nigeria Treasury Bill, 0.00%, 11/6/14	NGN	393,935	$2,376,727

Total Nigeria			$2,376,727

Sri Lanka — 3.9%
Sri Lanka Treasury Bill, 0.00%, 11/7/14	LKR	23,190	$177,249
Sri Lanka Treasury Bill, 0.00%, 11/28/14	LKR	295,550	2,251,814
Sri Lanka Treasury Bill, 0.00%, 12/19/14	LKR	110,570	839,730
Sri Lanka Treasury Bill, 0.00%, 12/26/14	LKR	228,830	1,735,970
Sri Lanka Treasury Bill, 0.00%, 1/2/15	LKR	87,430	662,542
Sri Lanka Treasury Bill, 0.00%, 1/9/15	LKR	115,400	873,572
Sri Lanka Treasury Bill, 0.00%, 1/16/15	LKR	1,007,990	7,622,486
Sri Lanka Treasury Bill, 0.00%, 1/30/15	LKR	176,870	1,334,741

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Sri Lanka (continued)
Sri Lanka Treasury Bill, 0.00%, 2/20/15	LKR	15,710	$118,157
Sri Lanka Treasury Bill, 0.00%, 2/27/15	LKR	1,006,620	7,562,109
Sri Lanka Treasury Bill, 0.00%, 3/6/15	LKR	15,760	118,257
Sri Lanka Treasury Bill, 0.00%, 3/13/15	LKR	17,420	130,568
Sri Lanka Treasury Bill, 0.00%, 4/17/15	LKR	892,500	6,654,353
Sri Lanka Treasury Bill, 0.00%, 4/24/15	LKR	76,720	571,343
Sri Lanka Treasury Bill, 0.00%, 5/8/15	LKR	166,900	1,240,288
Sri Lanka Treasury Bill, 0.00%, 6/12/15	LKR	230,000	1,698,868
Sri Lanka Treasury Bill, 0.00%, 6/26/15	LKR	215,470	1,587,906
Sri Lanka Treasury Bill, 0.00%, 7/3/15	LKR	610,000	4,490,240
Sri Lanka Treasury Bill, 0.00%, 7/10/15	LKR	2,566,420	18,870,560

Total Sri Lanka			$58,540,753

Uganda — 0.4%
Uganda Treasury Bill, 0.00%, 11/13/14	UGX	4,367,000	$1,609,783
Uganda Treasury Bill, 0.00%, 11/27/14	UGX	4,589,400	1,684,945
Uganda Treasury Bill, 0.00%, 12/26/14	UGX	2,216,000	806,757
Uganda Treasury Bill, 0.00%, 1/22/15	UGX	2,216,000	800,404
Uganda Treasury Bill, 0.00%, 2/5/15	UGX	2,548,400	916,377
Uganda Treasury Bill, 0.00%, 9/3/15	UGX	1,000,000	332,773
Uganda Treasury Bill, 0.00%, 9/17/15	UGX	1,191,200	394,417

Total Uganda			$6,545,456

Uruguay — 0.3%
Monetary Regulation Bill, 0.00%, 12/18/14	UYU	750	$30,610
Monetary Regulation Bill, 0.00%, 1/16/15	UYU	61,930	2,500,511
Monetary Regulation Bill, 0.00%, 2/20/15	UYU	18,130	722,589
Monetary Regulation Bill, 0.00%, 2/20/15(5)	UYU	8,695	355,216
Monetary Regulation Bill, 0.00%, 3/26/15	UYU	6,410	252,089
Monetary Regulation Bill, 0.00%, 8/14/15	UYU	6,493	242,252

Total Uruguay			$4,103,267

Total Foreign Government Securities (identified cost $199,153,656)			$196,910,258

U.S. Treasury Obligations — 1.4%
Security	Principal Amount (000’s omitted)		Value
U.S. Treasury Bill, 0.00%, 12/4/14(15)		$11,000	$11,000,022
U.S. Treasury Bill, 0.00%, 12/11/14(15)		10,000	9,999,970

Total U.S. Treasury Obligations (identified cost $20,999,773)			$20,999,992

Repurchase Agreements — 0.4%

Description	Principal Amount (000’s omitted)		Value

Nomura International PLC:
Dated 10/14/14 with a maturity date of 12/1/14, an interest rate of 0.12% payable by the Portfolio and repurchase proceeds of EUR 4,744,673, collateralized by EUR 4,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $5,914,350.	EUR	4,745	$5,946,719

Total Repurchase Agreements (identified cost $6,005,564)			$5,946,719

Other — 11.9%

Description	Interest (000’s omitted)		Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(16)		$179,726	$179,725,503

Total Other (identified cost $179,725,503)			$179,725,503

Total Short-Term Investments (identified cost $405,884,496)			$403,582,472

Total Investments — 98.2% (identified cost $1,479,074,846)			$1,481,923,925

Less Unfunded Loan Commitments — (0.1)%			$(1,180,791)

Net Investments — 98.1% (identified cost $1,477,894,055)			$1,480,743,134

Currency Put Options Written — (1.2)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

British Pound Sterling	Goldman Sachs International	GBP	21,361	USD	1.63	3/17/15	$(921,737)
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP	12,914	USD	1.63	3/17/15	(557,257)
Euro	Citibank, N.A.	EUR	22,724	USD	1.38	4/29/15	(2,929,818)
Euro	Citibank, N.A.	EUR	34,824	USD	1.35	7/30/15	(3,384,043)
Euro	Citibank, N.A.	EUR	36,166	USD	1.30	7/30/15	(2,052,594)
Japanese Yen	Deutsche Bank AG	JPY	4,995,795	JPY	105.00	6/22/15	(3,387,387)

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
Japanese Yen	Goldman Sachs International	JPY	4,949,700	JPY	105.00	6/22/15	$(3,356,132)
Yuan Renminbi Offshore	Deutsche Bank AG	CNH	297,360	CNH	6.20	3/5/15	(313,139)
Yuan Renminbi Offshore	Deutsche Bank AG	CNH	415,800	CNH	6.30	5/14/15	(365,442)
Yuan Renminbi Offshore	Goldman Sachs International	CNH	293,751	CNH	6.20	3/5/15	(309,339)
Yuan Renminbi Offshore	Goldman Sachs International	CNH	192,569	CNH	6.20	3/6/15	(204,682)

Total Currency Put Options Written (premiums received $14,030,980)							$(17,781,570)

Put Options Written — (0.1)%

Description	Counterparty	Number of Contracts	Strike Price		Expiration Date	Value

Hang Seng Index	Deutsche Bank AG	257	HKD	9,800.00	3/30/15	$(296,596)
KOSPI 200 Index	Deutsche Bank AG	216	KRW	240.00	3/12/15	(472,739)
KOSPI 200 Index	Citibank, N.A.	217	KRW	240.00	3/12/15	(474,927)

Total Put Options Written (premiums received $1,833,793)						$(1,244,262)

Other Assets, Less Liabilities — 3.2%						$48,436,668

Net Assets — 100.0%						$1,510,153,970

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

AUD	–	Australian Dollar
BDT	–	Bangladesh Taka
CAD	–	Canadian Dollar
CNH	–	Yuan Renminbi Offshore
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
HKD	–	Hong Kong Dollar
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JOD	–	Jordanian Dinar
JPY	–	Japanese Yen
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2014, the aggregate value of these securities is $358,625,244 or 23.7% of the Portfolio’s net assets.

(2)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(3)	Defaulted security.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $183,112,464 or 12.1% of the Portfolio’s net assets.

(5)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(7)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(8)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(9)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents a weighted average rate at October 31, 2014.

(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Portfolio of Investments — continued

(11)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(12)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2014.

(13)	Non-income producing.

(14)	Amount is less than 0.05%.

(15)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(16)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

Securities Sold Short — (0.4)%

Foreign Government Bonds — (0.4)%

Security	Principal Amount (000’s omitted)		Value

Spain — (0.4)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(4,000)	$(5,854,968)

Total Spain			$(5,854,968)

Total Foreign Government Bonds (proceeds $5,059,056)			$(5,854,968)

Total Securities Sold Short (proceeds $5,059,056)			$(5,854,968)

EUR	–	Euro

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $1,298,168,552)	$1,301,017,631
Affiliated investment at value (identified cost, $179,725,503)	179,725,503
Cash	2,227,724
Restricted cash*	35,354,040
Foreign currency, at value (identified cost, $6,883,283)	6,821,094
Interest receivable	23,848,377
Interest receivable from affiliated investment	22,640
Due from broker for open reverse repurchase agreements	7,683,725
Receivable for investments sold	947,479
Receivable for variation margin on open futures contracts	5,650,595
Receivable for open forward commodity contracts	1,388,275
Receivable for open forward foreign currency exchange contracts	54,933,550
Receivable for open swap contracts	34,203,358
Receivable for closed swap contracts	2,020,029
Premium paid on open swap contracts	31,414,246
Tax reclaims receivable	25,699
Total assets	$1,687,283,965

Liabilities
Cash collateral due to brokers	$31,443,921
Payable for reverse repurchase agreements	50,817,486
Written options outstanding, at value (premiums received, $15,864,773)	19,025,832
Payable for investments purchased	17,106,422
Payable for securities sold short, at value (proceeds, $5,059,056)	5,854,968
Payable for variation margin on open centrally cleared swap contracts	78,931
Payable for open forward foreign currency exchange contracts	23,971,778
Payable for open swap contracts	19,308,081
Premium received on open swap contracts	7,658,476
Payable to affiliates:
Investment adviser fee	1,192,989
Trustees’ fees	5,780
Interest payable on securities sold short	61,523
Accrued expenses and other liabilities	603,808
Total liabilities	$177,129,995
Net Assets applicable to investors’ interest in Portfolio	$1,510,153,970

Sources of Net Assets
Investors’ capital	$1,470,765,956
Net unrealized appreciation	39,388,014
Total	$1,510,153,970

*	Represents restricted cash on deposit at the custodian and brokers for open derivative contracts.

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest (net of foreign taxes, $1,526,332)	$94,237,239
Dividends (net of foreign taxes, $19,862)	209,888
Interest allocated from affiliated investment	117,567
Expenses allocated from affiliated investment	(12,329)
Total investment income	$94,552,365

Expenses
Investment adviser fee	$15,428,521
Trustees’ fees and expenses	68,113
Custodian fee	2,457,585
Legal and accounting services	251,962
Interest expense and fees	235,926
Interest expense on securities sold short	2,065,820
Miscellaneous	137,135
Total expenses	$20,645,062
Deduct —
Reduction of custodian fee	$1,675
Total expense reductions	$1,675

Net expenses	$20,643,387

Net investment income	$73,908,978

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $242,498 and including a loss of $5,853,355 from precious metals)	$(2,450,576)
Investment transactions allocated from affiliated investment	914
Written options	3,098,865
Securities sold short	(10,029,379)
Futures contracts	(20,960,988)
Swap contracts	(11,694,349)
Forward commodity contracts	913,896
Foreign currency and forward foreign currency exchange contract transactions	8,358,324
Net realized loss	$(32,763,293)
Change in unrealized appreciation (depreciation) —
Investments (including net increase of $5,408,208 from precious metals)	$6,879,822
Written options	(2,382,222)
Securities sold short	8,943,083
Futures contracts	5,472,810
Swap contracts	4,958,091
Forward commodity contracts	841,262
Foreign currency and forward foreign currency exchange contracts	43,850,992
Net change in unrealized appreciation (depreciation)	$68,563,838

Net realized and unrealized gain	$35,800,545

Net increase in net assets from operations	$109,709,523

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$73,908,978	$52,251,349
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(32,763,293)	(69,786,617)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	68,563,838	(18,748,770)
Net increase (decrease) in net assets from operations	$109,709,523	$(36,284,038)
Capital transactions —
Contributions	$329,314,761	$739,654,827
Withdrawals	(660,500,102)	(159,206,013)
Net increase (decrease) in net assets from capital transactions	$(331,185,341)	$580,448,814

Net increase (decrease) in net assets	$(221,475,818)	$544,164,776

Net Assets
At beginning of year	$1,731,629,788	$1,187,465,012
At end of year	$1,510,153,970	$1,731,629,788

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Consolidated Supplementary Data

	Year Ended October 31, 2014								Period Ended October 31, 2010(1)
Ratios/Supplemental Data	2014		2013		2012		2011
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.28	%(3)	1.53	%(3)	1.62	%(3)	1.42	%(3)	1.47	%(4)
Net investment income	4.58%		3.41%		4.28%		2.10%		1.30	%(4)
Portfolio Turnover	116%		65%		91%		50%		7	%(5)

Total Return	6.99%		(1.50)%		5.20%		0.45%		0.63	%(5)

Net assets, end of period (000’s omitted)	$1,510,154		$1,731,630		$1,187,465		$1,065,743		$182,405

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Includes interest and dividend expense, primarily on securities sold short, of 0.14%, 0.42%, 0.47% and 0.25% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(4)	Annualized.

(5)	Not annualized.

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 80.9%, 12.5%, 3.1%, 2.0% and 0.8%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2014 were $5,479,804 or 0.4% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

32

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain loan or credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

33

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
K  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in

34

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the

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Notes to Consolidated Financial Statements — continued

counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security during the term of the agreement. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

U  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

V  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $15,428,521 or 0.96% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

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Notes to Consolidated Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2014 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,505,418,951	$1,159,881,825
U.S. Government and Agency Securities	—	8,949,904

	$1,505,418,951	$1,168,831,729

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,502,577,296

Gross unrealized appreciation	$31,471,586
Gross unrealized depreciation	(48,825,946)

Net unrealized depreciation	$(17,354,360)

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency and securities sold short at October 31, 2014 on a federal income tax basis was $12,537,530.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2014 is included in the Consolidated Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Commodity Contracts(1)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation

12/24/14	Gold 8,388 Troy Ounces	United States Dollar 10,849,071	Citibank, N.A.	$1,012,508
12/24/14	Gold 3,113 Troy Ounces	United States Dollar 4,014,768	Merrill Lynch International	375,767

				$1,388,275

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

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Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/3/14	Euro 15,342,512	Swiss Franc 18,495,398	Morgan Stanley & Co. International PLC	$—	$(3,482)	$(3,482)
11/3/14	Romanian Leu 19,321,000	United States Dollar 5,560,000	BNP Paribas	70,066	—	70,066
11/3/14	Swiss Franc 23,652,559	United States Dollar 24,756,708	Goldman Sachs International	173,682	—	173,682
11/3/14	United States Dollar 19,323,894	Euro 15,342,512	Deutsche Bank AG	—	(97,423)	(97,423)
11/3/14	United States Dollar 5,508,011	Romanian Leu 19,321,000	BNP Paribas	—	(18,076)	(18,076)
11/3/14	United States Dollar 5,395,084	Swiss Franc 5,157,161	Goldman Sachs International	—	(35,046)	(35,046)
11/5/14	Euro 1,268,319	United States Dollar 1,715,440	Goldman Sachs International	126,035	—	126,035
11/5/14	Kazakhstani Tenge 573,500,000	United States Dollar 3,118,543	Deutsche Bank AG	—	(46,611)	(46,611)
11/5/14	Philippine Peso 224,880,000	United States Dollar 5,020,764	Goldman Sachs International	10,508	—	10,508
11/5/14	Swiss Franc 57,347,155	United States Dollar 63,115,606	Goldman Sachs International	3,512,018	—	3,512,018
11/5/14	Swiss Franc 33,721,315	United States Dollar 37,113,284	Goldman Sachs International	2,065,139	—	2,065,139
11/5/14	United States Dollar 1,637,514	Euro 1,268,319	Goldman Sachs International	—	(48,110)	(48,110)
11/5/14	United States Dollar 3,486,322	Kazakhstani Tenge 573,500,000	Citibank, N.A.	—	(321,168)	(321,168)
11/5/14	United States Dollar 15,927,131	Philippine Peso 695,060,000	Deutsche Bank AG	—	(441,412)	(441,412)
11/5/14	United States Dollar 16,656,945	Philippine Peso 727,034,000	Goldman Sachs International	—	(458,855)	(458,855)
11/5/14	United States Dollar 13,179,010	Philippine Peso 575,132,000	Standard Chartered Bank	—	(365,249)	(365,249)
11/5/14	United States Dollar 24,757,097	Swiss Franc 23,652,559	Goldman Sachs International	—	(173,883)	(173,883)
11/5/14	United States Dollar 45,480,920	Swiss Franc 43,377,200	Goldman Sachs International	—	(396,961)	(396,961)
11/5/14	United States Dollar 25,417,214	Swiss Franc 24,038,711	Goldman Sachs International	—	(432,654)	(432,654)
11/7/14	Japanese Yen 2,402,473,000	United States Dollar 23,396,169	JPMorgan Chase Bank, N.A.	2,007,261	—	2,007,261
11/7/14	United States Dollar 2,139,223	Indian Rupee 132,343,000	Goldman Sachs International	15,394	—	15,394
11/10/14	Thai Baht 436,244,000	United States Dollar 13,492,222	Goldman Sachs International	101,837	—	101,837
11/10/14	United States Dollar 13,499,319	Thai Baht 436,244,000	Goldman Sachs International	—	(108,935)	(108,935)
11/12/14	Kazakhstani Tenge 2,528,500,000	United States Dollar 13,700,152	Deutsche Bank AG	—	(175,958)	(175,958)
11/12/14	Mexican Peso 81,968,000	United States Dollar 6,167,113	Deutsche Bank AG	83,204	—	83,204

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Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/12/14	United States Dollar 3,604,275	Kazakhstani Tenge 590,200,000	Deutsche Bank AG	$—	$(365,327)	$(365,327)
11/12/14	United States Dollar 11,862,301	Kazakhstani Tenge 1,938,300,000	Deutsche Bank AG	—	(1,225,140)	(1,225,140)
11/12/14	United States Dollar 7,172,404	Mexican Peso 96,631,000	BNP Paribas	—	(163)	(163)
11/12/14	United States Dollar 26,093,952	Mexican Peso 347,895,000	BNP Paribas	—	(272,149)	(272,149)
11/12/14	United States Dollar 19,392,100	Mexican Peso 261,294,000	Citibank, N.A.	1,919	—	1,919
11/12/14	United States Dollar 3,700,531	Mexican Peso 49,895,000	Morgan Stanley & Co. International PLC	2,824	—	2,824
11/12/14	United States Dollar 9,314,822	Philippine Peso 409,107,000	BNP Paribas	—	(206,391)	(206,391)
11/13/14	United States Dollar 1,565,144	Indonesian Rupiah 18,606,431,000	BNP Paribas	—	(27,041)	(27,041)
11/13/14	United States Dollar 4,476,261	Indonesian Rupiah 55,550,403,000	Citibank, N.A.	115,820	—	115,820
11/14/14	United States Dollar 3,723,904	Indian Rupee 230,640,000	Barclays Bank PLC	27,763	—	27,763
11/14/14	United States Dollar 8,832,934	Indian Rupee 543,070,000	Citibank, N.A.	824	—	824
11/14/14	United States Dollar 7,754,658	Indian Rupee 476,775,000	Deutsche Bank AG	723	—	723
11/14/14	United States Dollar 4,053,268	Indian Rupee 251,181,000	Standard Chartered Bank	32,526	—	32,526
11/17/14	British Pound Sterling 9,648,119	Euro 12,147,000	Citibank, N.A.	—	(209,193)	(209,193)
11/17/14	British Pound Sterling 400,627	Euro 504,000	Goldman Sachs International	—	(9,175)	(9,175)
11/17/14	British Pound Sterling 9,648,063	Euro 12,148,000	Morgan Stanley & Co. International PLC	—	(207,850)	(207,850)
11/17/14	British Pound Sterling 10,716,888	Euro 13,497,000	Morgan Stanley & Co. International PLC	—	(226,829)	(226,829)
11/17/14	British Pound Sterling 9,119,039	Euro 11,490,000	Standard Chartered Bank	—	(186,300)	(186,300)
11/17/14	Euro 8,936,000	British Pound Sterling 7,156,485	Deutsche Bank AG	247,945	—	247,945
11/17/14	Euro 26,951,000	British Pound Sterling 21,583,978	HSBC Bank USA, N.A.	747,802	—	747,802
11/17/14	Euro 3,458,000	British Pound Sterling 2,772,763	JPMorgan Chase Bank, N.A.	101,369	—	101,369
11/17/14	Euro 10,441,000	British Pound Sterling 8,373,264	Nomura International PLC	308,074	—	308,074
11/18/14	British Pound Sterling 21,735	United States Dollar 34,773	Goldman Sachs International	7	—	7
11/18/14	Japanese Yen 6,295,806,000	United States Dollar 61,508,309	Goldman Sachs International	5,452,929	—	5,452,929
11/18/14	United States Dollar 14,500,306	Japanese Yen 1,577,742,000	Goldman Sachs International	—	(452,711)	(452,711)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/20/14	United States Dollar 3,244,059	Indonesian Rupiah 38,445,346,425	BNP Paribas	$—	$(68,420)	$(68,420)
11/20/14	United States Dollar 2,966,634	Indonesian Rupiah 35,151,648,000	Standard Chartered Bank	—	(63,059)	(63,059)
11/21/14	Euro 9,212,929	United States Dollar 12,225,355	Bank of America, N.A.	678,918	—	678,918
11/21/14	Euro 6,216,137	United States Dollar 7,983,478	Bank of America, N.A.	192,880	—	192,880
11/21/14	Euro 3,957,523	United States Dollar 5,045,545	Bank of America, N.A.	85,637	—	85,637
11/21/14	Euro 972,531	United States Dollar 1,296,802	Bank of America, N.A.	77,942	—	77,942
11/21/14	Euro 1,131,222	United States Dollar 1,501,675	Goldman Sachs International	83,930	—	83,930
11/21/14	Euro 3,598,200	United States Dollar 4,535,711	Goldman Sachs International	26,137	—	26,137
11/21/14	Euro 900,555	United States Dollar 1,140,544	Goldman Sachs International	11,891	—	11,891
11/21/14	Euro 257,302	United States Dollar 328,595	Goldman Sachs International	6,122	—	6,122
11/21/14	Euro 257,304	United States Dollar 325,780	Goldman Sachs International	3,305	—	3,305
11/21/14	Kazakhstani Tenge 1,005,500,000	United States Dollar 5,443,698	Deutsche Bank AG	—	(34,637)	(34,637)
11/21/14	United States Dollar 6,897,625	Chilean Peso 4,057,528,000	BNP Paribas	142,286	—	142,286
11/21/14	United States Dollar 10,416,842	Chilean Peso 6,135,749,000	Citibank, N.A.	228,834	—	228,834
11/21/14	United States Dollar 3,114,787	Indian Rupee 192,634,000	Citibank, N.A.	15,929	—	15,929
11/21/14	United States Dollar 3,269,220	Indian Rupee 202,283,000	JPMorgan Chase Bank, N.A.	18,313	—	18,313
11/21/14	United States Dollar 3,077,385	Indian Rupee 190,444,000	Standard Chartered Bank	17,738	—	17,738
11/21/14	United States Dollar 3,520,547	Indonesian Rupiah 43,383,700,000	Deutsche Bank AG	62,613	—	62,613
11/21/14	United States Dollar 4,973,185	Indonesian Rupiah 61,259,696,000	Goldman Sachs International	86,394	—	86,394
11/21/14	United States Dollar 2,464,615	Kazakhstani Tenge 400,500,000	JPMorgan Chase Bank, N.A.	—	(282,544)	(282,544)
11/21/14	United States Dollar 3,720,787	Kazakhstani Tenge 605,000,000	VTB Capital PLC	—	(424,524)	(424,524)
11/24/14	Romanian Leu 57,398,800	United States Dollar 16,672,127	Bank of America, N.A.	374,277	—	374,277
11/24/14	United States Dollar 5,556,163	Romanian Leu 19,321,000	BNP Paribas	—	(70,146)	(70,146)
11/25/14	Euro 3,248,579	United States Dollar 4,313,444	Bank of America, N.A.	241,941	—	241,941
11/25/14	Euro 6,393,700	United States Dollar 8,489,523	Goldman Sachs International	476,183	—	476,183

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Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/25/14	Euro 2,700,868	United States Dollar 3,554,180	Goldman Sachs International	$169,134	$—	$169,134
11/25/14	Euro 129,906	United States Dollar 171,917	Goldman Sachs International	9,103	—	9,103
11/25/14	United States Dollar 2,011,182	Euro 1,557,000	Bank of America, N.A.	—	(59,765)	(59,765)
11/25/14	United States Dollar 757,019	Euro 575,932	Goldman Sachs International	—	(35,193)	(35,193)
11/25/14	United States Dollar 2,242,724	Euro 1,737,845	Goldman Sachs International	—	(64,651)	(64,651)
11/26/14	Euro 116,637,708	United States Dollar 156,534,802	Standard Chartered Bank	10,349,719	—	10,349,719
11/26/14	United States Dollar 2,552,118	Euro 2,015,159	Standard Chartered Bank	—	(26,467)	(26,467)
11/26/14	United States Dollar 4,732,179	Euro 3,669,351	Standard Chartered Bank	—	(133,285)	(133,285)
11/26/14	United States Dollar 4,560,987	Euro 3,512,450	Standard Chartered Bank	—	(158,741)	(158,741)
11/26/14	United States Dollar 15,001,300	Euro 11,786,340	Standard Chartered Bank	—	(229,172)	(229,172)
12/3/14	Euro 6,181,812	United States Dollar 8,278,497	JPMorgan Chase Bank, N.A.	530,325	—	530,325
12/3/14	Kazakhstani Tenge 2,038,693,011	United States Dollar 10,999,153	Deutsche Bank AG	—	(2,780)	(2,780)
12/3/14	Russian Ruble 860,653,000	United States Dollar 22,460,772	Bank of America, N.A.	2,615,277	—	2,615,277
12/3/14	Russian Ruble 205,802,000	United States Dollar 5,372,018	Citibank, N.A.	626,502	—	626,502
12/3/14	Russian Ruble 310,079,000	United States Dollar 8,089,721	Morgan Stanley & Co. International PLC	939,718	—	939,718
12/3/14	United States Dollar 1,708,280	Euro 1,323,126	JPMorgan Chase Bank, N.A.	—	(49,898)	(49,898)
12/3/14	United States Dollar 1,631,988	Euro 1,258,784	JPMorgan Chase Bank, N.A.	—	(54,251)	(54,251)
12/3/14	United States Dollar 4,663,432	Euro 3,599,902	JPMorgan Chase Bank, N.A.	—	(151,379)	(151,379)
12/3/14	United States Dollar 1,723,164	Kazakhstani Tenge 283,719,000	Deutsche Bank AG	—	(192,057)	(192,057)
12/3/14	United States Dollar 10,658,816	Kazakhstani Tenge 1,754,974,011	Deutsche Bank AG	—	(1,187,990)	(1,187,990)
12/3/14	United States Dollar 3,401,928	Russian Ruble 132,369,000	Bank of America, N.A.	—	(349,677)	(349,677)
12/3/14	United States Dollar 30,481,744	Russian Ruble 1,193,919,000	Bank of America, N.A.	—	(2,951,585)	(2,951,585)
12/3/14	United States Dollar 1,291,339	Russian Ruble 50,246,000	Citibank, N.A.	—	(132,734)	(132,734)
12/8/14	South African Rand 167,997,113	United States Dollar 15,515,780	Citibank, N.A.	370,041	—	370,041
12/8/14	South African Rand 166,232,604	United States Dollar 15,351,114	JPMorgan Chase Bank, N.A.	364,453	—	364,453

41

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/8/14	United States Dollar 10,069,011	South African Rand 113,805,000	Deutsche Bank AG	$191,051	$—	$191,051
12/8/14	United States Dollar 1,078,034	South African Rand 11,787,000	Goldman Sachs International	—	(15,380)	(15,380)
12/8/14	United States Dollar 9,394,009	South African Rand 102,700,000	Standard Chartered Bank	—	(135,115)	(135,115)
12/9/14	Ghanaian Cedi 6,152,500	United States Dollar 2,055,424	Standard Bank PLC	195,721	—	195,721
12/10/14	Euro 23,512,334	United States Dollar 31,039,925	JPMorgan Chase Bank, N.A.	1,568,653	—	1,568,653
12/12/14	Ghanaian Cedi 3,122,000	United States Dollar 1,041,535	Standard Bank PLC	99,618	—	99,618
12/12/14	Thai Baht 543,230,000	United States Dollar 16,839,120	Citibank, N.A.	188,902	—	188,902
12/12/14	United States Dollar 7,546,151	Indonesian Rupiah 90,267,054,000	Nomura International PLC	—	(112,175)	(112,175)
12/12/14	United States Dollar 16,786,045	Thai Baht 543,230,000	Citibank, N.A.	—	(135,828)	(135,828)
12/17/14	Euro 7,861,116	United States Dollar 10,372,664	Bank of America, N.A.	518,789	—	518,789
12/17/14	Japanese Yen 1,483,676,000	United States Dollar 13,849,628	Bank of America, N.A.	634,927	—	634,927
12/17/14	United States Dollar 10,085,615	Euro 7,861,116	Bank of America, N.A.	—	(231,740)	(231,740)
12/19/14	Ghanaian Cedi 3,170,000	United States Dollar 1,054,032	Standard Bank PLC	101,785	—	101,785
12/19/14	Thai Baht 182,084,000	United States Dollar 5,564,914	Citibank, N.A.	—	(14,313)	(14,313)
12/19/14	Thai Baht 211,789,000	United States Dollar 6,475,738	Goldman Sachs International	—	(13,679)	(13,679)
12/19/14	United States Dollar 5,627,345	Thai Baht 182,084,000	Citibank, N.A.	—	(48,118)	(48,118)
12/19/14	United States Dollar 6,542,756	Thai Baht 211,789,000	Goldman Sachs International	—	(53,339)	(53,339)
12/22/14	Euro 8,206,500	United States Dollar 10,528,775	Citibank, N.A.	241,629	—	241,629
12/22/14	Euro 18,721,200	United States Dollar 24,022,857	Deutsche Bank AG	555,152	—	555,152
12/22/14	Euro 23,352,800	United States Dollar 29,968,415	Goldman Sachs International	694,831	—	694,831
12/22/14	Kazakhstani Tenge 2,990,900,000	United States Dollar 16,101,750	Deutsche Bank AG	157,724	—	157,724
12/22/14	United States Dollar 11,751,555	Chilean Peso 6,930,132,000	JPMorgan Chase Bank, N.A.	240,458	—	240,458
12/22/14	United States Dollar 18,209,437	Kazakhstani Tenge 2,990,900,000	VTB Capital PLC	—	(2,265,411)	(2,265,411)
12/24/14	Euro 62,028,022	United States Dollar 80,543,387	Deutsche Bank AG	2,787,999	—	2,787,999

42

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/24/14	United States Dollar 7,269,632	Euro 5,687,932	Deutsche Bank AG	$—	$(139,510)	$(139,510)
12/26/14	United States Dollar 15,214,004	Peruvian New Sol 44,326,000	BNP Paribas	—	(138,896)	(138,896)
12/26/14	United States Dollar 12,928,387	Peruvian New Sol 37,641,000	Citibank, N.A.	—	(126,823)	(126,823)
12/30/14	United States Dollar 3,351,993	Uruguayan Peso 79,040,000	Citibank, N.A.	—	(136,034)	(136,034)
1/2/15	Singapore Dollar 11,309,000	United States Dollar 8,880,251	Standard Chartered Bank	79,105	—	79,105
1/8/15	South African Rand 193,813,957	United States Dollar 16,907,344	Citibank, N.A.	—	(469,666)	(469,666)
1/8/15	South African Rand 192,238,616	United States Dollar 16,767,433	JPMorgan Chase Bank, N.A.	—	(468,335)	(468,335)
1/12/15	Australian Dollar 37,549,900	United States Dollar 32,781,063	Australia and New Zealand Banking Group Limited	—	(103,099)	(103,099)
1/12/15	Australian Dollar 15,467,100	United States Dollar 13,495,354	Morgan Stanley & Co. International PLC	—	(49,891)	(49,891)
1/12/15	United States Dollar 1,812,289	Ugandan Shilling 4,956,610,000	Citibank, N.A.	—	(15,796)	(15,796)
1/12/15	United States Dollar 1,407,971	Ugandan Shilling 3,843,761,000	Standard Chartered Bank	—	(14,824)	(14,824)
1/14/15	United States Dollar 2,335,298	Egyptian Pound 17,036,000	Citibank, N.A.	7,853	—	7,853
1/15/15	Euro 14,870,000	British Pound Sterling 11,756,044	BNP Paribas	152,119	—	152,119
1/15/15	Euro 5,343,000	British Pound Sterling 4,282,949	Citibank, N.A.	148,726	—	148,726
1/15/15	Euro 8,200,000	British Pound Sterling 6,482,756	Morgan Stanley & Co. International PLC	83,781	—	83,781
1/15/15	Euro 6,101,000	British Pound Sterling 4,890,989	Standard Chartered Bank	170,508	—	170,508
1/16/15	Euro 16,128,110	Polish Zloty 68,046,917	Bank of America, N.A.	—	(86,562)	(86,562)
1/16/15	Euro 15,214,269	Polish Zloty 64,179,415	BNP Paribas	—	(85,169)	(85,169)
1/16/15	Euro 10,387,000	United States Dollar 13,150,669	Deutsche Bank AG	127,901	—	127,901
1/16/15	Japanese Yen 1,868,300,000	United States Dollar 17,485,260	Goldman Sachs International	837,287	—	837,287
1/16/15	United States Dollar 11,339,815	Indonesian Rupiah 140,840,500,000	Goldman Sachs International	179,781	—	179,781
1/16/15	United States Dollar 4,942,158	Uruguayan Peso 118,167,000	Citibank, N.A.	—	(160,264)	(160,264)
1/20/15	Euro 4,294,588	Polish Zloty 18,244,912	BNP Paribas	13,090	—	13,090
1/20/15	Euro 9,030,724	Polish Zloty 38,356,872	Nomura International PLC	24,922	—	24,922

43

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/20/15	Polish Zloty 15,786,000	United States Dollar 4,735,240	Goldman Sachs International	$65,067	$—	$65,067
1/20/15	United States Dollar 5,629,918	Egyptian Pound 41,211,000	Citibank, N.A.	28,951	—	28,951
1/20/15	United States Dollar 7,064,459	Indian Rupee 437,290,000	BNP Paribas	—	(19,065)	(19,065)
1/20/15	United States Dollar 7,481,188	Indian Rupee 463,310,000	Goldman Sachs International	—	(16,573)	(16,573)
1/20/15	United States Dollar 3,283,113	Ugandan Shilling 8,943,200,000	Barclays Bank PLC	—	(49,964)	(49,964)
1/21/15	New Zealand Dollar 13,763,000	United States Dollar 10,842,079	Australia and New Zealand Banking Group Limited	195,066	—	195,066
1/21/15	New Zealand Dollar 18,329,000	United States Dollar 14,401,279	BNP Paribas	222,024	—	222,024
1/21/15	New Zealand Dollar 11,931,000	United States Dollar 9,387,764	BNP Paribas	157,981	—	157,981
1/21/15	New Zealand Dollar 18,389,000	United States Dollar 14,512,231	Deutsche Bank AG	286,560	—	286,560
1/21/15	New Zealand Dollar 12,260,000	United States Dollar 9,644,819	Nomura International PLC	160,523	—	160,523
1/22/15	United States Dollar 5,627,133	Egyptian Pound 41,212,000	Citibank, N.A.	28,767	—	28,767
1/23/15	Canadian Dollar 16,254,431	United States Dollar 14,442,093	Deutsche Bank AG	49,203	—	49,203
1/23/15	Canadian Dollar 34,479,812	United States Dollar 30,633,609	Nomura International PLC	102,604	—	102,604
1/23/15	United States Dollar 4,197,916	Indonesian Rupiah 51,046,660,000	Goldman Sachs International	—	(29,481)	(29,481)
1/23/15	United States Dollar 1,533,481	Ugandan Shilling 4,145,000,000	Citibank, N.A.	—	(36,410)	(36,410)
1/23/15	United States Dollar 4,942,154	Uruguayan Peso 118,414,000	Citibank, N.A.	—	(160,925)	(160,925)
1/28/15	Euro 1,592,277	United States Dollar 2,034,691	Australia and New Zealand Banking Group Limited	38,179	—	38,179
1/28/15	United States Dollar 36,072,803	Mexican Peso 491,023,000	HSBC Bank USA, N.A.	208,576	—	208,576
1/29/15	Russian Ruble 531,560,000	United States Dollar 12,179,396	BNP Paribas	102,000	—	102,000
1/29/15	United States Dollar 2,392,175	Ugandan Shilling 6,434,950,000	Barclays Bank PLC	—	(72,458)	(72,458)
1/30/15	Australian Dollar 24,043,539	United States Dollar 21,240,303	Goldman Sachs International	211,684	—	211,684
1/30/15	New Zealand Dollar 23,628,456	United States Dollar 18,631,865	JPMorgan Chase Bank, N.A.	369,183	—	369,183
1/30/15	United States Dollar 2,528,832	Indonesian Rupiah 31,269,010,000	BNP Paribas	20,445	—	20,445
1/30/15	United States Dollar 2,503,548	Indonesian Rupiah 30,943,850,000	BNP Paribas	19,220	—	19,220

44

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/30/15	United States Dollar 2,506,781	Indonesian Rupiah 30,958,740,000	Citibank, N.A.	$17,201	$—	$17,201
1/30/15	United States Dollar 2,506,779	Indonesian Rupiah 30,958,720,000	Citibank, N.A.	17,201	—	17,201
1/30/15	United States Dollar 2,502,535	Indonesian Rupiah 30,943,850,000	Goldman Sachs International	20,233	—	20,233
2/4/15	Euro 33,843,879	United States Dollar 42,953,805	Goldman Sachs International	515,608	—	515,608
2/4/15	New Zealand Dollar 9,376,000	United States Dollar 7,306,361	JPMorgan Chase Bank, N.A.	63,121	—	63,121
2/4/15	New Zealand Dollar 12,843,000	United States Dollar 10,003,508	Morgan Stanley & Co. International PLC	81,908	—	81,908
2/5/15	Kazakhstani Tenge 492,908,000	United States Dollar 2,630,947	Deutsche Bank AG	103,695	—	103,695
2/5/15	Russian Ruble 332,481,000	United States Dollar 7,649,102	BNP Paribas	100,950	—	100,950
2/5/15	Russian Ruble 325,882,000	United States Dollar 7,505,343	JPMorgan Chase Bank, N.A.	107,005	—	107,005
2/5/15	United States Dollar 2,969,325	Kazakhstani Tenge 492,908,000	Deutsche Bank AG	—	(442,072)	(442,072)
2/6/15	United States Dollar 2,903,226	Uruguayan Peso 72,000,000	Citibank, N.A.	—	(8,961)	(8,961)
2/13/15	United States Dollar 2,897,384	Uruguayan Peso 72,000,000	Citibank, N.A.	—	(9,574)	(9,574)
2/20/15	Argentine Peso 14,000,000	United States Dollar 1,343,570	Bank of America, N.A.	—	(134,597)	(134,597)
2/20/15	Argentine Peso 27,000,000	United States Dollar 2,608,696	Citibank, N.A.	—	(242,055)	(242,055)
2/20/15	United States Dollar 1,206,897	Argentine Peso 14,000,000	Bank of America, N.A.	271,270	—	271,270
2/20/15	United States Dollar 2,327,586	Argentine Peso 27,000,000	Citibank, N.A.	523,164	—	523,164
2/23/15	Argentine Peso 6,000,000	United States Dollar 574,988	Citibank, N.A.	—	(55,974)	(55,974)
2/23/15	Argentine Peso 15,000,000	United States Dollar 1,446,480	Citibank, N.A.	—	(130,925)	(130,925)
2/23/15	Argentine Peso 16,000,000	United States Dollar 1,542,317	Citibank, N.A.	—	(140,248)	(140,248)
2/23/15	United States Dollar 3,189,655	Argentine Peso 37,000,000	Citibank, N.A.	701,277	—	701,277
2/24/15	Argentine Peso 12,350,000	United States Dollar 1,182,610	Citibank, N.A.	—	(114,388)	(114,388)
2/24/15	Argentine Peso 19,650,000	United States Dollar 1,878,944	Citibank, N.A.	—	(184,700)	(184,700)
2/24/15	United States Dollar 2,758,621	Argentine Peso 32,000,000	Citibank, N.A.	602,022	—	602,022
2/25/15	Argentine Peso 11,464,000	United States Dollar 1,095,985	Bank of America, N.A.	—	(106,362)	(106,362)

45

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

2/25/15	Argentine Peso 19,000,000	United States Dollar 1,815,402	Citibank, N.A.	$—	$(177,322)	$(177,322)
2/25/15	Argentine Peso 27,000,000	United States Dollar 2,587,694	Citibank, N.A.	—	(244,071)	(244,071)
2/25/15	Argentine Peso 38,000,000	United States Dollar 3,659,476	Citibank, N.A.	—	(325,971)	(325,971)
2/25/15	United States Dollar 992,554	Argentine Peso 11,464,000	Bank of America, N.A.	209,793	—	209,793
2/25/15	United States Dollar 7,272,727	Argentine Peso 84,000,000	Citibank, N.A.	1,537,210	—	1,537,210
2/27/15	United States Dollar 2,504,039	Uruguayan Peso 62,000,000	Citibank, N.A.	—	(28,356)	(28,356)
2/27/15	United States Dollar 3,989,515	Uruguayan Peso 95,509,000	Citibank, N.A.	—	(175,806)	(175,806)
3/13/15	Euro 1,672,505	Serbian Dinar 211,990,000	Citibank, N.A.	89,015	—	89,015
3/13/15	Euro 8,484,427	Serbian Dinar 1,036,797,000	Deutsche Bank AG	53,344	—	53,344
3/23/15	Euro 4,829,448	Romanian Leu 22,234,777	Bank of America, N.A.	226,383	—	226,383
3/23/15	Euro 4,827,268	Romanian Leu 22,070,271	Bank of America, N.A.	182,622	—	182,622
3/23/15	Euro 11,730,646	Romanian Leu 53,849,529	Citibank, N.A.	505,121	—	505,121
3/23/15	Euro 5,778,141	Romanian Leu 26,411,306	Citibank, N.A.	216,798	—	216,798
3/23/15	Euro 3,176,889	Romanian Leu 14,634,340	JPMorgan Chase Bank, N.A.	151,163	—	151,163
3/23/15	Euro 2,173,362	Romanian Leu 9,954,000	JPMorgan Chase Bank, N.A.	87,135	—	87,135
3/23/15	Euro 6,830,459	Romanian Leu 31,437,189	Standard Chartered Bank	317,285	—	317,285
3/23/15	Euro 2,146,159	Romanian Leu 9,841,213	Standard Chartered Bank	89,381	—	89,381
3/23/15	Romanian Leu 72,512,111	Euro 16,152,820	Bank of America, N.A.	—	(232,761)	(232,761)
3/23/15	Romanian Leu 27,261,289	Euro 6,091,064	BNP Paribas	—	(64,514)	(64,514)
3/23/15	Romanian Leu 36,132,238	Euro 8,046,731	BNP Paribas	—	(118,613)	(118,613)
3/23/15	Romanian Leu 37,125,362	Euro 8,282,289	JPMorgan Chase Bank, N.A.	—	(103,827)	(103,827)
3/23/15	Romanian Leu 28,245,000	Euro 6,299,766	Standard Chartered Bank	—	(80,755)	(80,755)
3/31/15	Euro 13,781,027	Romanian Leu 63,075,760	Bank of America, N.A.	534,035	—	534,035
3/31/15	Euro 12,906,569	Romanian Leu 59,104,729	Citibank, N.A.	509,010	—	509,010

46

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

3/31/15	Romanian Leu 85,420,934	Euro 18,948,575	Citibank, N.A.	$—	$(365,097)	$(365,097)
3/31/15	Romanian Leu 25,916,180	Euro 5,750,746	Deutsche Bank AG	—	(108,427)	(108,427)
3/31/15	United States Dollar 2,522,018	Uruguayan Peso 63,000,000	Citibank, N.A.	—	(31,680)	(31,680)
3/31/15	United States Dollar 3,352,188	Uruguayan Peso 81,190,000	Citibank, N.A.	—	(142,816)	(142,816)
4/21/15	Euro 9,809,791	Serbian Dinar 1,213,471,180	Citibank, N.A.	128,282	—	128,282
4/21/15	Euro 1,945,896	Serbian Dinar 240,610,000	Citibank, N.A.	24,449	—	24,449
4/21/15	Euro 1,584,569	Serbian Dinar 196,011,172	Citibank, N.A.	20,721	—	20,721
4/29/15	Russian Ruble 246,186,000	United States Dollar 5,516,155	Credit Suisse International	58,728	—	58,728
4/29/15	Russian Ruble 529,469,000	United States Dollar 11,882,159	JPMorgan Chase Bank, N.A.	144,942	—	144,942
4/30/15	United States Dollar 3,396,524	Uruguayan Peso 86,000,000	Citibank, N.A.	—	(28,740)	(28,740)
5/21/15	New Turkish Lira 21,308,000	United States Dollar 9,020,787	BNP Paribas	—	(165,953)	(165,953)
5/21/15	New Turkish Lira 85,896,000	United States Dollar 36,390,751	BNP Paribas	—	(642,486)	(642,486)
5/21/15	New Turkish Lira 12,235,000	United States Dollar 5,049,525	Standard Chartered Bank	—	(225,478)	(225,478)
5/21/15	New Turkish Lira 30,313,000	United States Dollar 12,822,107	Standard Chartered Bank	—	(247,052)	(247,052)
5/21/15	United States Dollar 15,192,191	New Turkish Lira 34,895,399	Bank of America, N.A.	—	(147,374)	(147,374)
5/21/15	United States Dollar 10,003,478	New Turkish Lira 22,958,983	Morgan Stanley & Co. International PLC	—	(104,933)	(104,933)
5/21/15	United States Dollar 9,235,213	New Turkish Lira 22,376,922	Standard Chartered Bank	412,382	—	412,382
9/28/15	United States Dollar 1,412,415	Azerbaijani Manat 1,149,000	Standard Bank PLC	7,856	—	7,856
10/8/15	United States Dollar 5,645,122	Azerbaijani Manat 4,594,000	Standard Bank PLC	23,684	—	23,684

				$54,933,550	$(23,971,778)	$30,961,772

47

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

	Commodity Futures
12/14	14 Gold	Short	$(1,818,530)	$(1,640,240)	$178,290
12/14	98 LME Copper	Long	15,914,930	16,488,500	573,570
12/14	98 LME Copper	Short	(17,946,580)	(16,488,500)	1,458,080
1/15	232 Platinum	Long	15,519,140	14,328,320	(1,190,820)

	Equity Futures

11/14	2,247 SGX CNX Nifty Index	Long	36,393,028	37,544,370	1,151,342
12/14	244 TOPIX Index	Long	27,993,892	29,788,642	1,794,750

	Interest Rate Futures
12/14	966 Euro-Bobl	Short	(154,609,089)	(155,010,032)	(400,943)
12/14	328 Euro-Bund	Short	(61,198,738)	(62,029,025)	(830,287)
12/14	312 IMM 10-Year Interest Rate Swap	Long	30,763,325	29,839,555	(923,770)
12/14	69 Japan 10-Year Bond	Short	(89,532,606)	(90,011,751)	(479,145)
12/14	669 U.S. 2-Year Deliverable Interest Rate Swap	Short	(67,146,755)	(67,187,461)	(40,706)
12/14	506 U.S. 5-Year Deliverable Interest Rate Swap	Short	(51,329,756)	(51,643,625)	(313,869)
12/14	57 U.S. 5-Year Treasury Note	Short	(6,873,589)	(6,807,492)	66,097
12/14	890 U.S. 10-Year Deliverable Interest Rate Swap	Short	(91,843,017)	(92,879,844)	(1,036,827)
12/14	91 U.S. 10-Year Treasury Note	Short	(11,693,585)	(11,498,703)	194,882
3/16	2,650 CME 90-Day Eurodollar	Short	(653,655,625)	(655,378,125)	(1,722,500)

					$(1,521,856)

CME:	Chicago Mercantile Exchange.

LME:	London Metal Exchange.

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

SGX CNX Nifty Index:  Price-weighted average of 50 large and highly liquid companies listed on the National Stock Exchange of India.

TOPIX Index:  Market capitalization-weighted stock index for all companies listed on the First Section of the Tokyo Stock Exchange.

48

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	HUF	200,230	Pays	6-month HUF BUBOR	5.20%	12/16/16	$82,035
LCH.Clearnet	HUF	296,650	Pays	6-month HUF BUBOR	5.12	1/16/17	118,487
LCH.Clearnet	HUF	514,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(361,799)
LCH.Clearnet	HUF	2,525,000	Receives	6-month HUF BUBOR	4.57	11/14/18	(1,200,490)
LCH.Clearnet	HUF	3,243,000	Receives	6-month HUF BUBOR	4.43	11/15/18	(1,456,025)
LCH.Clearnet	HUF	2,908,904	Receives	6-month HUF BUBOR	3.69	5/15/19	(675,800)
LCH.Clearnet	JPY	7,071,525	Receives	6-month JPY LIBOR	0.79	4/23/24	(1,425,107)
LCH.Clearnet	JPY	2,147,686	Receives	6-month JPY LIBOR	0.75	6/12/24	(402,300)
LCH.Clearnet(1)	NOK	679,302	Receives	3-month NOK NIBOR	1.71	9/21/16	(83,994)
LCH.Clearnet(1)	NOK	1,085,314	Receives	3-month NOK NIBOR	1.72	9/21/16	(136,289)
LCH.Clearnet(1)	NOK	1,352,354	Receives	3-month NOK NIBOR	1.81	9/21/16	(220,348)
LCH.Clearnet(1)	NOK	1,352,354	Receives	3-month NOK NIBOR	1.84	9/21/16	(233,581)
LCH.Clearnet(1)	NOK	1,352,354	Receives	3-month NOK NIBOR	1.84	9/21/16	(236,188)
LCH.Clearnet(1)	NOK	1,352,354	Receives	3-month NOK NIBOR	1.88	9/21/16	(257,440)
LCH.Clearnet(1)	NOK	2,163,767	Receives	3-month NOK NIBOR	1.78	9/21/16	(322,723)
LCH.Clearnet(1)	NOK	2,704,708	Receives	3-month NOK NIBOR	1.82	9/21/16	(447,513)
LCH.Clearnet(1)	NOK	2,704,709	Receives	3-month NOK NIBOR	1.82	9/21/16	(451,122)
LCH.Clearnet	NZD	13,000	Pays	3-month NZD Bank Bill	4.20	10/24/17	62,067
LCH.Clearnet	NZD	11,000	Pays	3-month NZD Bank Bill	4.15	10/25/17	41,102
LCH.Clearnet	NZD	13,000	Pays	3-month NZD Bank Bill	4.04	10/30/17	13,219
LCH.Clearnet	NZD	6,000	Pays	3-month NZD Bank Bill	4.03	10/31/17	5,170
LCH.Clearnet	NZD	6,551	Pays	3-month NZD Bank Bill	4.04	10/31/17	6,361
LCH.Clearnet	NZD	20,093	Pays	3-month NZD Bank Bill	4.96	4/29/24	705,564
LCH.Clearnet	PLN	10,290	Pays	6-month PLN WIBOR	4.40	8/20/17	225,923
LCH.Clearnet	PLN	218,656	Pays	6-month PLN WIBOR	1.95	10/27/19	105,596
LCH.Clearnet(1)	SEK	417,969	Pays	3-month SEK STIBOR	0.77	9/21/16	54,736
LCH.Clearnet(1)	SEK	1,160,396	Pays	3-month SEK STIBOR	0.76	9/21/16	147,718
LCH.Clearnet(1)	SEK	1,461,357	Pays	3-month SEK STIBOR	0.89	9/21/16	255,495
LCH.Clearnet(1)	SEK	1,461,357	Pays	3-month SEK STIBOR	0.81	9/21/16	212,747
LCH.Clearnet(1)	SEK	1,461,357	Pays	3-month SEK STIBOR	0.77	9/21/16	188,603
LCH.Clearnet(1)	SEK	1,461,357	Pays	3-month SEK STIBOR	0.76	9/21/16	186,030
LCH.Clearnet(1)	SEK	2,338,144	Pays	3-month SEK STIBOR	0.70	9/21/16	246,032
LCH.Clearnet(1)	SEK	2,922,714	Pays	3-month SEK STIBOR	0.89	9/21/16	509,802
LCH.Clearnet(1)	SEK	2,922,714	Pays	3-month SEK STIBOR	0.76	9/21/16	372,061

							$(4,371,971)

HUF	–	Hungarian Forint
JPY	–	Japanese Yen
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty
SEK	–	Swedish Krona

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2014.

49

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October 31, 2014

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	HUF	200,230	Receives	6-month HUF BUBOR	7.32%	12/16/16	$(133,749)
Bank of America, N.A.	HUF	642,000	Pays	6-month HUF BUBOR	5.13	12/21/16	256,604
Bank of America, N.A.	HUF	217,350	Pays	6-month HUF BUBOR	5.14	1/16/17	87,200
Bank of America, N.A.	MYR	72,483	Pays	3-month MYR KLIBOR	3.51	1/15/16	(67,392)
Bank of America, N.A.	MYR	17,742	Receives	3-month MYR KLIBOR	4.58	1/15/24	(172,956)
Bank of America, N.A.	PLN	4,860	Receives	6-month PLN WIBOR	3.35	7/30/17	(62,208)
Bank of America, N.A.	PLN	12,640	Pays	6-month PLN WIBOR	4.34	7/30/17	270,121
Bank of America, N.A.	PLN	9,114	Pays	6-month PLN WIBOR	4.31	8/10/17	192,486
Bank of America, N.A.	PLN	18,180	Pays	6-month PLN WIBOR	4.35	8/23/17	391,480
Bank of America, N.A.	PLN	17,740	Pays	6-month PLN WIBOR	4.30	9/18/17	378,410
Bank of America, N.A.	PLN	5,900	Pays	6-month PLN WIBOR	3.83	11/14/17	153,125
Bank of America, N.A.	PLN	5,900	Receives	6-month PLN WIBOR	3.61	11/14/17	(137,232)
Bank of America, N.A.	PLN	33,170	Receives	6-month PLN WIBOR	3.52	11/16/17	(736,575)
Barclays Bank PLC	PLN	21,490	Pays	6-month PLN WIBOR	4.32	8/2/17	454,538
Barclays Bank PLC	PLN	10,800	Pays	6-month PLN WIBOR	4.35	8/27/17	232,499
Barclays Bank PLC	PLN	33,170	Pays	6-month PLN WIBOR	3.81	11/16/17	852,777
Barclays Bank PLC	PLN	54,800	Pays	6-month PLN WIBOR	3.82	11/19/17	1,418,772
Barclays Bank PLC	PLN	31,320	Pays	6-month PLN WIBOR	3.80	11/20/17	802,000
BNP Paribas	PLN	20,724	Pays	6-month PLN WIBOR	4.25	8/7/17	426,614
BNP Paribas	PLN	20,724	Receives	6-month PLN WIBOR	3.60	8/7/17	(309,896)
BNP Paribas	PLN	5,100	Pays	6-month PLN WIBOR	3.85	11/13/17	133,574
BNP Paribas	PLN	24,000	Pays	6-month PLN WIBOR	3.83	11/14/17	622,883
Citibank, N.A.	MYR	70,663	Pays	3-month MYR KLIBOR	3.51	1/15/16	(67,018)
Citibank, N.A.	MYR	48,425	Pays	3-month MYR KLIBOR	3.60	2/25/16	(32,430)
Citibank, N.A.	MYR	17,140	Receives	3-month MYR KLIBOR	4.58	1/15/24	(167,087)
Citibank, N.A.	MYR	11,701	Receives	3-month MYR KLIBOR	4.57	2/25/24	(116,565)
Citibank, N.A.	PLN	17,853	Pays	6-month PLN WIBOR	4.33	7/30/17	381,139
Citibank, N.A.	PLN	13,400	Pays	6-month PLN WIBOR	4.31	8/2/17	282,846
Citibank, N.A.	PLN	2,906	Pays	6-month PLN WIBOR	4.24	8/7/17	59,695
Citibank, N.A.	PLN	8,910	Pays	6-month PLN WIBOR	4.30	8/10/17	187,404
Citibank, N.A.	PLN	8,170	Pays	6-month PLN WIBOR	4.40	8/20/17	179,076
Citibank, N.A.	PLN	10,200	Pays	6-month PLN WIBOR	3.81	11/13/17	262,324
Citibank, N.A.	PLN	8,240	Pays	6-month PLN WIBOR	3.82	11/14/17	212,883
Citibank, N.A.	PLN	23,800	Pays	6-month PLN WIBOR	3.82	11/19/17	613,652
Citibank, N.A.	PLN	23,800	Receives	6-month PLN WIBOR	3.60	11/19/17	(551,563)
Deutsche Bank AG	BRL	15,532	Pays	Brazil CETIP Interbank Deposit Rate	12.03	1/2/17	(11,702)
Deutsche Bank AG	BRL	74,906	Pays	Brazil CETIP Interbank Deposit Rate	12.19	1/2/17	45,465
Deutsche Bank AG	BRL	261,813	Pays	Brazil CETIP Interbank Deposit Rate	11.81	1/2/17	(652,868)
Deutsche Bank AG	CLP	13,363,589	Receives	6-month Sinacofi Chile Interbank Rate	3.70	8/7/18	(105,268)
Deutsche Bank AG	CLP	13,639,184	Receives	6-month Sinacofi Chile Interbank Rate	3.60	8/8/18	(16,914)
Deutsche Bank AG	MYR	73,351	Pays	3-month MYR KLIBOR	3.48	1/13/16	(78,069)
Deutsche Bank AG	MYR	97,326	Pays	3-month MYR KLIBOR	3.60	2/26/16	(66,552)
Deutsche Bank AG	MYR	17,952	Receives	3-month MYR KLIBOR	4.54	1/13/24	(158,323)

50

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank AG	MYR	23,585	Receives	3-month MYR KLIBOR	4.56%	2/26/24	$(231,602)
Deutsche Bank AG	PLN	7,207	Pays	6-month PLN WIBOR	4.34	7/30/17	154,329
Deutsche Bank AG	PLN	31,119	Pays	6-month PLN WIBOR	4.36	8/1/17	671,624
Deutsche Bank AG	PLN	18,850	Pays	6-month PLN WIBOR	4.28	8/6/17	392,091
Deutsche Bank AG	PLN	13,020	Pays	6-month PLN WIBOR	4.24	8/7/17	267,455
Deutsche Bank AG	PLN	10,750	Pays	6-month PLN WIBOR	4.33	8/17/17	228,139
Deutsche Bank AG	PLN	6,330	Pays	6-month PLN WIBOR	3.79	11/16/17	161,244
Deutsche Bank AG	PLN	6,330	Receives	6-month PLN WIBOR	3.60	11/16/17	(146,692)
Goldman Sachs International	BRL	155,656	Pays	Brazil CETIP Interbank Deposit Rate	12.14	1/2/17	26,195
Goldman Sachs International	BRL	163,219	Pays	Brazil CETIP Interbank Deposit Rate	12.02	1/2/17	(167,375)
Goldman Sachs International	BRL	186,887	Pays	Brazil CETIP Interbank Deposit Rate	12.20	1/2/17	121,052
Goldman Sachs International	BRL	188,357	Pays	Brazil CETIP Interbank Deposit Rate	12.08	1/2/17	(105,813)
Goldman Sachs International	BRL	38,496	Receives	Brazil CETIP Interbank Deposit Rate	11.64	1/2/23	37,706
Goldman Sachs International	BRL	44,530	Receives	Brazil CETIP Interbank Deposit Rate	11.51	1/2/23	213,115
Goldman Sachs International	CLP	2,876,075	Receives	6-month Sinacofi Chile Interbank Rate	3.90	10/20/19	3,587
Goldman Sachs International	CLP	4,424,731	Receives	6-month Sinacofi Chile Interbank Rate	3.97	10/29/19	(15,153)
Goldman Sachs International	CLP	1,393,790	Receives	6-month Sinacofi Chile Interbank Rate	3.98	10/30/19	(5,750)
Goldman Sachs International	MYR	69,796	Pays	3-month MYR KLIBOR	3.47	1/13/16	(76,879)
Goldman Sachs International	MYR	95,709	Pays	3-month MYR KLIBOR	3.78	7/30/16	10,089
Goldman Sachs International	MYR	16,930	Receives	3-month MYR KLIBOR	4.53	1/13/24	(145,335)
Goldman Sachs International	MYR	30,983	Receives	3-month MYR KLIBOR	4.38	7/30/24	(151,083)
Goldman Sachs International	PLN	6,181	Pays	6-month PLN WIBOR	4.35	8/1/17	132,758
JPMorgan Chase Bank, N.A.	HUF	642,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(431,364)
JPMorgan Chase Bank, N.A.	HUF	227,000	Pays	6-month HUF BUBOR	5.09	1/20/17	89,126
JPMorgan Chase Bank, N.A.	HUF	227,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(162,468)
JPMorgan Chase Bank, N.A.	MYR	47,006	Pays	3-month MYR KLIBOR	3.60	2/25/16	(31,479)
JPMorgan Chase Bank, N.A.	MYR	93,536	Pays	3-month MYR KLIBOR	3.60	2/26/16	(63,961)
JPMorgan Chase Bank, N.A.	MYR	11,553	Receives	3-month MYR KLIBOR	4.56	2/25/24	(113,000)
JPMorgan Chase Bank, N.A.	MYR	22,924	Receives	3-month MYR KLIBOR	4.57	2/26/24	(226,495)
JPMorgan Chase Bank, N.A.	NZD	11,000	Pays	3-month NZD Bank Bill	3.86	2/25/23	(282,847)
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill	4.06	6/4/23	(38,057)
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill	4.06	6/4/23	(38,057)
JPMorgan Chase Bank, N.A.	PLN	8,370	Pays	6-month PLN WIBOR	4.33	8/17/17	177,630

							$5,505,930

BRL	–	Brazilian Real
CLP	–	Chilean Peso
HUF	–	Hungarian Forint
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty

51

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Romania	BNP Paribas	$3,100	1.00	%(1)	9/20/18	1.21%	$(20,751)	$89,511	$68,760
Romania	Goldman Sachs International	3,220	1.00	(1)	9/20/18	1.21	(21,555)	92,835	71,280
Russia	Barclays Bank PLC	1,630	1.00	(1)	3/20/19	2.35	(87,293)	86,793	(500)
Russia	BNP Paribas	3,900	1.00	(1)	3/20/19	2.35	(208,860)	200,184	(8,676)
Russia	Deutsche Bank AG	6,530	1.00	(1)	3/20/19	2.35	(349,707)	337,688	(12,019)
Russia	Goldman Sachs International	3,250	1.00	(1)	3/20/19	2.35	(174,050)	166,820	(7,230)
South Africa	Bank of America, N.A.	3,190	1.00	(1)	12/20/15	0.49	22,135	6,117	28,252
South Africa	Bank of America, N.A.	890	1.00	(1)	12/20/15	0.49	6,176	1,628	7,804
South Africa	Bank of America, N.A.	26,320	1.00	(1)	9/20/17	1.09	(39,293)	259,737	220,444
South Africa	Bank of America, N.A.	7,500	1.00	(1)	9/20/17	1.09	(11,197)	141,938	130,741
South Africa	Bank of America, N.A.	14,640	1.00	(1)	9/20/17	1.09	(21,856)	108,775	86,919
South Africa	Bank of America, N.A.	5,000	1.00	(1)	9/20/17	1.09	(7,465)	43,982	36,517
South Africa	Barclays Bank PLC	3,830	1.00	(1)	12/20/15	0.49	26,577	8,154	34,731
South Africa	Barclays Bank PLC	2,280	1.00	(1)	12/20/15	0.49	15,822	4,895	20,717
South Africa	Barclays Bank PLC	5,000	1.00	(1)	9/20/17	1.09	(7,465)	78,838	71,373
South Africa	Barclays Bank PLC	2,510	1.00	(1)	9/20/17	1.09	(3,747)	36,846	33,099
South Africa	BNP Paribas	4,190	1.00	(1)	9/20/17	1.09	(6,256)	63,743	57,487
South Africa	Citibank, N.A.	4,800	1.00	(1)	9/20/15	0.45	28,829	23,765	52,594
South Africa	Credit Suisse International	4,785	1.00	(1)	12/20/15	0.49	33,204	11,199	44,403
South Africa	Credit Suisse International	2,000	1.00	(1)	12/20/15	0.49	13,878	4,031	17,909
South Africa	Credit Suisse International	890	1.00	(1)	12/20/15	0.49	6,175	1,914	8,089
South Africa	Credit Suisse International	9,000	1.00	(1)	3/20/16	0.61	58,465	39,063	97,528
South Africa	Credit Suisse International	8,100	1.00	(1)	3/20/16	0.61	52,619	19,878	72,497
South Africa	Credit Suisse International	3,700	1.00	(1)	9/20/17	1.09	(5,524)	75,869	70,345
South Africa	Deutsche Bank AG	5,700	1.00	(1)	9/20/17	1.09	(8,510)	107,873	99,363
South Africa	Deutsche Bank AG	4,860	1.00	(1)	9/20/17	1.09	(7,255)	102,161	94,906
South Africa	Goldman Sachs International	15,000	1.00	(1)	9/20/17	1.09	(22,394)	303,543	281,149
South Africa	Goldman Sachs International	3,070	1.00	(1)	9/20/17	1.09	(4,583)	61,308	56,725
South Africa	Goldman Sachs International	2,647	1.00	(1)	12/20/17	1.15	(9,672)	39,359	29,687
South Africa	HSBC Bank USA, N.A.	5,000	1.00	(1)	9/20/17	1.09	(7,464)	77,505	70,041
South Africa	HSBC Bank USA, N.A.	7,120	1.00	(1)	12/20/17	1.15	(26,016)	95,567	69,551
South Africa	HSBC Bank USA, N.A.	2,500	1.00	(1)	12/20/17	1.15	(9,135)	38,634	29,499
South Africa	JPMorgan Chase Bank, N.A.	7,500	1.00	(1)	9/20/17	1.09	(11,197)	116,258	105,061
South Africa	Nomura International PLC	1,000	1.00	(1)	9/20/17	1.09	(1,493)	8,817	7,324
South Africa	Nomura International PLC	7,571	1.00	(1)	12/20/17	1.15	(27,664)	114,787	87,123
Turkey	BNP Paribas	12,243	1.00	(1)	9/20/22	2.08	(892,648)	575,443	(317,205)
Turkey	Goldman Sachs International	21,475	1.00	(1)	9/20/18	1.38	(286,625)	428,653	142,028
Turkey	Goldman Sachs International	12,900	1.00	(1)	9/20/18	1.38	(172,175)	243,388	71,213
Turkey	Goldman Sachs International	10,120	1.00	(1)	9/20/18	1.38	(135,070)	194,779	59,709
Turkey	JPMorgan Chase Bank, N.A.	7,400	1.00	(1)	9/20/22	2.08	(539,540)	435,159	(104,381)
Turkey	Morgan Stanley & Co. International PLC	31,465	1.00	(1)	9/20/18	1.38	(419,960)	605,605	185,645

52

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Turkey	Morgan Stanley & Co. International PLC	$21,477	1.00	%(1)	9/20/18	1.38%	$(286,646)	$433,759	$147,113
Turkey	Morgan Stanley & Co. International PLC	12,900	1.00	(1)	9/20/18	1.38	(172,175)	250,635	78,460
Turkey	Morgan Stanley & Co. International PLC	6,400	1.00	(1)	9/20/18	1.38	(85,421)	129,917	44,496
Turkey	Morgan Stanley & Co. International PLC	4,300	1.00	(1)	9/20/18	1.38	(57,392)	85,937	28,545
Turkey	Morgan Stanley & Co. International PLC	4,200	1.00	(1)	9/20/18	1.38	(56,057)	77,676	21,619

Total		$337,103					$(3,940,231)	$6,430,966	$2,490,735

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	Barclays Bank PLC	$4,691	1.00%(1)	12/20/18	$38,771	$(45,963)	$(7,192)
Bulgaria	BNP Paribas	2,009	1.00(1)	6/20/18	8,423	(8,397)	26
Bulgaria	BNP Paribas	3,100	1.00(1)	9/20/18	19,388	(22,836)	(3,448)
Bulgaria	BNP Paribas	2,100	1.00(1)	9/20/18	13,133	(17,741)	(4,608)
Bulgaria	BNP Paribas	2,160	1.00(1)	12/20/18	17,853	(18,570)	(717)
Bulgaria	Goldman Sachs International	3,220	1.00(1)	9/20/18	20,138	(21,331)	(1,193)
Bulgaria	Goldman Sachs International	2,000	1.00(1)	12/20/18	16,530	(19,524)	(2,994)
Bulgaria	Goldman Sachs International	4,000	1.00(1)	12/20/18	33,060	(38,293)	(5,233)
China	Bank of America, N.A.	6,100	1.00(1)	3/20/17	(104,896)	(86,820)	(191,716)
China	Barclays Bank PLC	10,076	1.00(1)	3/20/17	(173,268)	(130,506)	(303,774)
China	Deutsche Bank AG	3,700	1.00(1)	3/20/17	(63,625)	(45,545)	(109,170)
China	Deutsche Bank AG	4,300	1.00(1)	3/20/17	(73,943)	(52,930)	(126,873)
China	JPMorgan Chase Bank, N.A.	10,200	1.00(1)	3/20/18	(193,414)	106,690	(86,724)
Colombia	Bank of America, N.A.	3,900	1.00(1)	9/20/21	29,183	(120,610)	(91,427)
Colombia	Deutsche Bank AG	4,100	1.00(1)	6/20/22	53,996	(208,198)	(154,202)
Colombia	Deutsche Bank AG	4,580	1.00(1)	6/20/22	60,318	(259,625)	(199,307)
Colombia	Goldman Sachs International	7,410	1.00(1)	6/20/17	(111,714)	(128,204)	(239,918)
Colombia	Goldman Sachs International	2,990	1.00(1)	9/20/21	22,374	(90,843)	(68,469)
Colombia	Goldman Sachs International	1,220	1.00(1)	6/20/22	16,067	(81,272)	(65,205)

53

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Colombia	HSBC Bank USA, N.A.	$4,040	1.00%(1)	6/20/17	$(60,908)	$(70,873)	$(131,781)
Colombia	Morgan Stanley & Co. International PLC	4,470	1.00(1)	9/20/21	33,449	(138,238)	(104,789)
Colombia	Morgan Stanley & Co. International PLC	4,000	1.00(1)	6/20/22	52,679	(197,711)	(145,032)
Croatia	BNP Paribas	2,000	1.00(1)	12/20/17	59,588	(84,481)	(24,893)
Croatia	BNP Paribas	3,960	1.00(1)	6/20/18	159,017	(228,946)	(69,929)
Croatia	Citibank, N.A.	1,500	1.00(1)	12/20/17	44,691	(62,603)	(17,912)
Croatia	Citibank, N.A.	5,000	1.00(1)	12/20/17	148,970	(213,506)	(64,536)
Croatia	Citibank, N.A.	1,913	1.00(1)	3/20/18	66,886	(119,410)	(52,524)
Croatia	Citibank, N.A.	930	1.00(1)	6/20/18	37,345	(54,699)	(17,354)
Croatia	Citibank, N.A.	1,270	1.00(1)	6/20/18	50,998	(86,974)	(35,976)
Croatia	Citibank, N.A.	5,580	1.00(1)	6/20/18	224,070	(377,314)	(153,244)
Croatia	Goldman Sachs International	2,000	1.00(1)	12/20/17	59,588	(83,692)	(24,104)
Croatia	HSBC Bank USA, N.A.	2,822	1.00(1)	3/20/18	98,668	(176,150)	(77,482)
Croatia	JPMorgan Chase Bank, N.A.	1,533	1.00(1)	6/20/18	61,559	(105,071)	(43,512)
Croatia	Morgan Stanley & Co. International PLC	1,782	1.00(1)	12/20/16	18,440	(53,734)	(35,294)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00(1)	12/20/17	41,265	(56,066)	(14,801)
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00(1)	12/20/17	47,521	(69,042)	(21,521)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00(1)	12/20/17	74,485	(106,067)	(31,582)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00(1)	12/20/17	74,485	(108,120)	(33,635)
Croatia	Morgan Stanley & Co. International PLC	1,266	1.00(1)	3/20/18	44,265	(79,785)	(35,520)
Croatia	Morgan Stanley & Co. International PLC	3,063	1.00(1)	3/20/18	107,094	(173,891)	(66,797)
Croatia	Morgan Stanley & Co. International PLC	1,163	1.00(1)	6/20/18	46,701	(83,194)	(36,493)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00(1)	6/20/18	100,389	(163,782)	(63,393)
Croatia	Morgan Stanley & Co. International PLC	2,745	1.00(1)	6/20/18	110,227	(201,023)	(90,796)
Croatia	Nomura International PLC	6,600	1.00(1)	3/20/18	230,762	(296,943)	(66,181)
Egypt	Citibank, N.A.	1,300	1.00(1)	12/20/15	11,514	(19,842)	(8,328)
Egypt	Credit Suisse International	2,130	1.00(1)	12/20/15	18,865	(30,457)	(11,592)
Egypt	Credit Suisse International	2,155	1.00(1)	12/20/15	19,087	(32,895)	(13,808)
Egypt	Deutsche Bank AG	4,600	1.00(1)	12/20/15	40,742	(52,677)	(11,935)

54

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	Deutsche Bank AG	$1,338	1.00%(1)	3/20/18	$87,819	$(121,825)	$(34,006)
Lebanon	Deutsche Bank AG	5,130	1.00(1)	3/20/18	336,707	(486,338)	(149,631)
Lebanon	Deutsche Bank AG	5,130	1.00(1)	3/20/18	336,707	(486,514)	(149,807)
Lebanon	Goldman Sachs International	39,456	1.00(1)	6/20/18	2,882,414	(3,868,232)	(985,818)
Lebanon	Goldman Sachs International	3,722	5.00(1)	12/20/18	(257,906)	173,781	(84,125)
Lebanon	Goldman Sachs International	3,450	5.00(1)	12/20/18	(239,060)	148,984	(90,076)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00(1)	12/20/17	72,772	(111,676)	(38,904)
Lebanon	JPMorgan Chase Bank, N.A.	1,300	5.00(1)	12/20/17	(85,297)	26,499	(58,798)
Mexico	Bank of America, N.A.	1,900	1.00(1)	6/20/22	12,982	(93,921)	(80,939)
Mexico	Barclays Bank PLC	1,000	1.00(1)	6/20/22	6,832	(58,913)	(52,081)
Mexico	Barclays Bank PLC	12,800	1.00(1)	6/20/23	171,813	(389,059)	(217,246)
Mexico	Citibank, N.A.	1,250	1.00(1)	6/20/22	8,541	(63,449)	(54,908)
Mexico	Deutsche Bank AG	10,000	1.00(1)	6/20/23	134,229	(275,124)	(140,895)
Philippines	Bank of America, N.A.	1,400	1.00(1)	12/20/15	(15,153)	(4,435)	(19,588)
Philippines	Bank of America, N.A.	2,000	1.00(1)	12/20/15	(21,648)	(5,940)	(27,588)
Philippines	Barclays Bank PLC	2,400	1.00(1)	12/20/15	(25,978)	(10,821)	(36,799)
Philippines	Barclays Bank PLC	1,000	1.00(1)	3/20/16	(12,155)	(5,536)	(17,691)
Philippines	Barclays Bank PLC	1,400	1.00(1)	3/20/16	(17,017)	(5,527)	(22,544)
Philippines	Barclays Bank PLC	1,600	1.00(1)	3/20/16	(19,449)	(4,899)	(24,348)
Philippines	Barclays Bank PLC	1,600	1.00(1)	3/20/16	(19,448)	(7,317)	(26,765)
Philippines	Barclays Bank PLC	2,100	1.00(1)	3/20/16	(25,526)	(9,033)	(34,559)
Philippines	Barclays Bank PLC	2,500	1.00(1)	3/20/16	(30,387)	(13,592)	(43,979)
Philippines	Citibank, N.A.	6,600	1.00(1)	9/20/15	(57,777)	(32,249)	(90,026)
Philippines	Citibank, N.A.	2,000	1.00(1)	3/20/16	(24,310)	(8,886)	(33,196)
Philippines	Credit Suisse International	8,100	1.00(1)	12/20/16	(130,695)	(95,646)	(226,341)
Philippines	Deutsche Bank AG	1,000	1.00(1)	12/20/15	(10,824)	(3,392)	(14,216)
Philippines	Deutsche Bank AG	1,300	1.00(1)	12/20/15	(14,071)	(4,125)	(18,196)
Philippines	Deutsche Bank AG	2,300	1.00(1)	12/20/15	(24,896)	(7,772)	(32,668)
Philippines	Goldman Sachs International	2,000	1.00(1)	3/20/16	(24,310)	(9,141)	(33,451)
Philippines	Standard Chartered Bank	1,000	1.00(1)	12/20/15	(10,824)	(2,837)	(13,661)
Philippines	Standard Chartered Bank	2,600	1.00(1)	3/20/16	(31,603)	(12,555)	(44,158)
Poland	Bank of America, N.A.	6,200	1.00(1)	9/20/19	(121,261)	101,697	(19,564)
Poland	Barclays Bank PLC	6,320	1.00(1)	9/20/18	(136,867)	117,714	(19,153)
Poland	Barclays Bank PLC	3,164	1.00(1)	9/20/19	(61,882)	54,897	(6,985)
Poland	Citibank, N.A.	693	1.00(1)	9/20/19	(13,554)	11,718	(1,836)
Qatar	Bank of America, N.A.	540	1.00(1)	6/20/19	(10,470)	12,609	2,139

55

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Qatar	Bank of America, N.A.	$540	1.00%(1)	6/20/19	$(10,470)	$11,878	$1,408
Qatar	Barclays Bank PLC	9,791	1.00(1)	12/20/18	(200,247)	132,757	(67,490)
Qatar	Barclays Bank PLC	1,200	1.00(1)	3/20/19	(23,907)	16,235	(7,672)
Qatar	Barclays Bank PLC	2,130	1.00(1)	9/20/22	(10,897)	19,639	8,742
Qatar	Barclays Bank PLC	3,600	1.00(1)	9/20/23	(5,055)	15,462	10,407
Qatar	Barclays Bank PLC	7,680	1.00(1)	9/20/23	(10,784)	5,886	(4,898)
Qatar	BNP Paribas	539	1.00(1)	6/20/19	(10,451)	8,895	(1,556)
Qatar	Citibank, N.A.	2,020	1.00(1)	6/20/19	(39,166)	43,632	4,466
Qatar	Deutsche Bank AG	539	1.00(1)	6/20/19	(10,451)	8,384	(2,067)
Qatar	Deutsche Bank AG	1,740	1.00(1)	6/20/19	(33,737)	27,064	(6,673)
Qatar	Goldman Sachs International	1,660	1.00(1)	3/20/19	(33,072)	26,003	(7,069)
Qatar	Goldman Sachs International	3,330	1.00(1)	3/20/19	(66,344)	43,909	(22,435)
Qatar	Goldman Sachs International	2,100	1.00(1)	12/20/23	(1,069)	(6,557)	(7,626)
Qatar	Goldman Sachs International	1,730	1.00(1)	9/20/24	3,671	1,464	5,135
Qatar	JPMorgan Chase Bank, N.A.	580	1.00(1)	3/20/19	(11,556)	8,575	(2,981)
Qatar	JPMorgan Chase Bank, N.A.	510	1.00(1)	6/20/19	(9,888)	11,924	2,036
Qatar	JPMorgan Chase Bank, N.A.	1,032	1.00(1)	6/20/19	(20,009)	17,950	(2,059)
Qatar	JPMorgan Chase Bank, N.A.	1,520	1.00(1)	6/20/19	(29,472)	22,951	(6,521)
Qatar	Nomura International PLC	620	1.00(1)	3/20/19	(12,352)	8,381	(3,971)
Qatar	Nomura International PLC	1,540	1.00(1)	3/20/19	(30,682)	21,475	(9,207)
Qatar	Nomura International PLC	5,380	1.00(1)	9/20/24	11,416	18,231	29,647
Qatar	UBS AG	5,500	1.00(1)	12/20/23	(2,800)	(17,401)	(20,201)
Russia	Barclays Bank PLC	4,800	1.00(1)	9/20/22	499,636	(527,570)	(27,934)
Russia	Citibank, N.A.	25,456	1.00(1)	9/20/22	2,649,738	(1,684,412)	965,326
Russia	Deutsche Bank AG	15,333	1.00(1)	6/20/18	655,990	(199,926)	456,064
Russia	Deutsche Bank AG	7,570	1.00(1)	6/20/18	323,866	(97,502)	226,364
Russia	JPMorgan Chase Bank, N.A.	9,158	1.00(1)	6/20/18	391,806	(116,592)	275,214
Russia	JPMorgan Chase Bank, N.A.	6,210	1.00(1)	6/20/18	265,682	(81,152)	184,530
Russia	JPMorgan Chase Bank, N.A.	7,400	1.00(1)	9/20/22	770,273	(490,965)	279,308
South Africa	Bank of America, N.A.	3,190	1.00(1)	12/20/20	153,668	(82,713)	70,955
South Africa	Bank of America, N.A.	890	1.00(1)	12/20/20	42,873	(21,039)	21,834
South Africa	Bank of America, N.A.	26,320	1.00(1)	9/20/22	1,949,362	(1,628,663)	320,699

56

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Bank of America, N.A.	$14,640	1.00%(1)	9/20/22	$1,084,296	$(817,994)	$266,302
South Africa	Bank of America, N.A.	5,000	1.00(1)	9/20/22	370,319	(295,406)	74,913
South Africa	Bank of America, N.A.	7,500	1.00(1)	9/20/22	555,479	(583,918)	(28,439)
South Africa	Barclays Bank PLC	3,830	1.00(1)	12/20/20	184,498	(95,605)	88,893
South Africa	Barclays Bank PLC	2,280	1.00(1)	12/20/20	109,832	(53,697)	56,135
South Africa	Barclays Bank PLC	3,100	1.00(1)	9/20/22	229,598	(207,227)	22,371
South Africa	BNP Paribas	3,100	1.00(1)	9/20/22	229,598	(212,916)	16,682
South Africa	Citibank, N.A.	4,800	1.00(1)	9/20/20	213,168	(185,272)	27,896
South Africa	Credit Suisse International	4,785	1.00(1)	12/20/20	230,502	(126,378)	104,124
South Africa	Credit Suisse International	2,000	1.00(1)	12/20/20	96,344	(52,214)	44,130
South Africa	Credit Suisse International	890	1.00(1)	12/20/20	42,873	(22,368)	20,505
South Africa	Credit Suisse International	8,100	1.00(1)	3/20/21	419,798	(228,664)	191,134
South Africa	Credit Suisse International	9,000	1.00(1)	3/20/21	466,442	(297,784)	168,658
South Africa	Credit Suisse International	20,000	1.00(1)	12/20/21	1,252,118	(1,332,659)	(80,541)
South Africa	Credit Suisse International	3,700	1.00(1)	9/20/22	274,036	(299,119)	(25,083)
South Africa	Deutsche Bank AG	4,860	1.00(1)	9/20/22	359,951	(377,666)	(17,715)
South Africa	Deutsche Bank AG	5,700	1.00(1)	9/20/22	422,164	(441,043)	(18,879)
South Africa	Goldman Sachs International	3,070	1.00(1)	9/20/22	227,376	(231,200)	(3,824)
South Africa	Goldman Sachs International	15,000	1.00(1)	9/20/22	1,110,959	(1,166,284)	(55,325)
South Africa	Goldman Sachs International	2,647	1.00(1)	12/20/22	205,738	(209,155)	(3,417)
South Africa	HSBC Bank USA, N.A.	7,120	1.00(1)	12/20/22	553,401	(512,691)	40,710
South Africa	HSBC Bank USA, N.A.	2,500	1.00(1)	12/20/22	194,313	(189,700)	4,613
South Africa	Nomura International PLC	1,000	1.00(1)	9/20/22	74,064	(61,129)	12,935
South Africa	Nomura International PLC	7,571	1.00(1)	12/20/22	588,455	(588,750)	(295)
Spain	Bank of America, N.A.	2,400	1.00(1)	9/20/20	(4,385)	(157,364)	(161,749)
Spain	Barclays Bank PLC	2,421	1.00(1)	9/20/20	(4,423)	(139,076)	(143,499)
Spain	Barclays Bank PLC	1,100	1.00(1)	12/20/20	(278)	(68,709)	(68,987)
Spain	Barclays Bank PLC	3,900	1.00(1)	12/20/20	(987)	(248,188)	(249,175)
Spain	Barclays Bank PLC	3,200	1.00(1)	12/20/20	(810)	(292,073)	(292,883)
Spain	Barclays Bank PLC	5,000	1.00(1)	6/20/21	14,259	(327,825)	(313,566)
Spain	Barclays Bank PLC	5,000	1.00(1)	6/20/21	14,120	(369,267)	(355,147)
Spain	Barclays Bank PLC	5,000	1.00(1)	3/20/22	40,365	(733,624)	(693,259)

57

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Spain	Credit Suisse International	$2,200	1.00%(1)	3/20/21	$2,818	$(217,951)	$(215,133)
Spain	Credit Suisse International	5,000	1.00(1)	6/20/21	14,258	(357,937)	(343,679)
Spain	Deutsche Bank AG	3,500	1.00(1)	12/20/20	(886)	(255,442)	(256,328)
Spain	Deutsche Bank AG	10,730	1.00(1)	6/20/22	110,840	(2,271,133)	(2,160,293)
Thailand	Bank of America, N.A.	1,000	1.00(1)	3/20/16	(12,619)	(1,284)	(13,903)
Thailand	Barclays Bank PLC	1,400	1.00(1)	3/20/16	(17,667)	(2,672)	(20,339)
Thailand	Barclays Bank PLC	3,000	1.00(1)	3/20/16	(37,858)	(772)	(38,630)
Thailand	Citibank, N.A.	7,900	1.00(1)	12/20/16	(130,146)	(133,611)	(263,757)
Thailand	Citibank, N.A.	6,900	1.00(1)	3/20/18	(125,519)	2,226	(123,293)
Thailand	Goldman Sachs International	4,100	1.00(1)	3/20/16	(51,739)	(9,456)	(61,195)
Thailand	Standard Chartered Bank	3,300	1.00(1)	9/20/15	(30,130)	(7,624)	(37,754)
Tunisia	Barclays Bank PLC	1,970	1.00(1)	9/20/17	64,440	(101,985)	(37,545)
Tunisia	Deutsche Bank AG	2,150	1.00(1)	6/20/17	60,621	(94,680)	(34,059)
Tunisia	Deutsche Bank AG	3,800	1.00(1)	6/20/17	107,144	(158,537)	(51,393)
Tunisia	Goldman Sachs International	2,100	1.00(1)	9/20/17	68,693	(98,337)	(29,644)
Tunisia	Goldman Sachs International	2,250	1.00(1)	9/20/17	73,599	(110,897)	(37,298)
Tunisia	Goldman Sachs International	2,100	1.00(1)	9/20/17	68,693	(108,882)	(40,189)
Tunisia	JPMorgan Chase Bank, N.A.	4,520	1.00(1)	9/20/17	147,853	(240,230)	(92,377)
Tunisia	Morgan Stanley & Co. International PLC	500	1.00(1)	6/20/17	14,098	(22,003)	(7,905)
Tunisia	Nomura International PLC	3,400	1.00(1)	12/20/17	126,232	(218,208)	(91,976)

					$21,410,744	$(30,186,736)	$(8,775,992)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2014, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $337,103,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

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Total Return Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Appreciation

Citibank, N.A.	LKR	550,020	Total Return on Sri Lanka Government Bond, 6.20% due 6/15/15	3-month USD-LIBOR-BBA + 100 bp on $4,210,935 (Notional Amount) plus Notional Amount at termination date	6/17/15	$165,861
JPMorgan Chase Bank, N.A.	PLN	57,151	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/14	187,099
						$352,960

LKR	–	Sri Lankan Rupee
PLN	–	Polish Zloty

Cross-Currency Swaps
Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)		Portfolio Pays Floating Rate on Notional Amount (000’s omitted)		Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Deutsche Bank AG	CLF	546	CLP	13,131,955	6-month Sinacofi Chile Interbank Rate	0.95%	8/8/18	$225,541
Deutsche Bank AG	CLF	524	CLP	12,606,276	6-month Sinacofi Chile Interbank Rate	1.00	8/7/18	260,414
Goldman Sachs International	CLF	117	CLP	2,830,476	6-month Sinacofi Chile Interbank Rate	1.17	10/20/19	19,286
Goldman Sachs International	CLF	56	CLP	1,362,128	6-month Sinacofi Chile Interbank Rate	1.21	10/30/19	8,378
Goldman Sachs International	CLF	170	CLP	4,082,748	6-month Sinacofi Chile Interbank Rate	1.21	10/29/19	26,823
								$540,442

Counterparty	Notional Amount on Fixed Rate (Currency Received) (000’s omitted)*		Notional Amount on Floating Rate (Currency Delivered) (000’s omitted)*	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Bank of America, N.A.	TRY	700	$394	3-month USD-LIBOR-BBA	6.97%	8/18/21	$97,214
Citibank, N.A.	TRY	10,951	7,200	3-month USD-LIBOR-BBA	8.23	9/3/20	2,244,607
Citibank, N.A.	TRY	7,310	3,999	3-month USD-LIBOR-BBA	6.45	1/6/21	831,991
Citibank, N.A.	TRY	5,133	3,216	3-month USD-LIBOR-BBA	8.23	2/25/21	791,893
Citibank, N.A.	TRY	5,600	3,094	3-month USD-LIBOR-BBA	6.26	10/18/21	845,857

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Notes to Consolidated Financial Statements — continued

Cross-Currency Swaps (continued)
Counterparty	Notional Amount on Fixed Rate (Currency Received) (000’s omitted)*		Notional Amount on Floating Rate (Currency Delivered) (000’s omitted)*	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Credit Suisse International	TRY	10,104	$5,676	3-month USD-LIBOR-BBA	6.90%	8/18/21	$1,415,208
Deutsche Bank AG	TRY	14,469	7,920	3-month USD-LIBOR-BBA	6.45	1/6/21	1,651,998
Deutsche Bank AG	TRY	18,837	11,832	3-month USD-LIBOR-BBA	8.20	2/24/21	2,947,575
HSBC Bank USA, N.A.	TRY	16,212	8,470	3-month USD-LIBOR-BBA	7.85	2/23/22	986,411
JPMorgan Chase Bank, N.A.	TRY	29,548	15,430	3-month USD-LIBOR-BBA	7.86	7/21/21	2,195,725

							$14,008,479

Counterparty	Notional Amount on Floating Rate (Currency Received) (000’s omitted)*	Notional Amount on Fixed Rate (Currency Delivered) (000’s omitted)*		Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

JPMorgan Chase Bank, N.A.	$ 15,551	TRY	33,123	3-month USD-LIBOR-BBA	10.76%	4/8/16	$772,723

							$772,723

							$15,321,644

CLF	–	Chilean Unidad de Fomento
CLP	–	Chilean Peso
TRY	–	New Turkish Lira

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written options activity for the year ended October 31, 2014 was as follows:

	Number of Contracts	Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Premiums Received

Outstanding, beginning of year	—	INR	9,566,675	COP	—	CNH	—	CNY	—	EUR	—	GBP	—	JPY	—	$2,584,548
Options written	690		4,289,993		25,232,736		1,412,480		213,000		93,714		34,275		9,945,495	16,379,090
Options expired	—		(13,856,668)		(25,232,736)		(213,000)		(213,000)		—		—		—	(3,098,865)

Outstanding, end of year	690	INR	—	COP	—	CNH	1,199,480	CNY	—	EUR	93,714	GBP	34,275	JPY	9,945,495	$15,864,773

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Notes to Consolidated Financial Statements — continued

CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
EUR	–	Euro
GBP	–	British Pound Sterling
INR	–	Indian Rupee
JPY	–	Japanese Yen

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures contracts and options thereon, equity index options and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter written options, swap contracts (other than centrally cleared swaps), forward foreign currency exchange contracts and forward commodity contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $56,493,490. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $4,424,986 at October 31, 2014.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2014 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$4,291,910	$27,977,371	$—	$32,269,281
Net unrealized appreciation*	2,209,940	—	2,946,092	—	3,799,727	8,955,759
Receivable for open forward commodity contracts	1,388,275	—	—	—	—	1,388,275
Receivable for open forward foreign currency exchange contracts	—	—	—	54,933,550	—	54,933,550
Receivable for open swap contracts; Premium paid/received on open swap contracts	—	24,888,616	187,099	165,861	26,905,351	52,146,927

Total Asset Derivatives	$3,598,215	$24,888,616	$7,425,101	$83,076,782	$30,705,078	$149,693,792

Derivatives not subject to master netting or similar agreements	$2,209,940	$—	$2,946,092	$—	$3,799,727	$8,955,759

Total Asset Derivatives subject to master netting or similar agreements	$1,388,275	$24,888,616	$4,479,009	$83,076,782	$26,905,351	$140,738,033

Written options outstanding, at value	$—	$—	$(1,244,262)	$(17,781,570)	$—	$(19,025,832)
Net unrealized appreciation*	(1,190,820)	—	—	—	(13,658,766)	(14,849,586)
Payable for open forward foreign currency exchange contracts	—	—	—	(23,971,778)	—	(23,971,778)
Payable for open swap contracts; Premium paid/received on open swap contracts	—	(7,418,103)		—	(6,077,777)	(13,495,880)

Total Liability Derivatives	$(1,190,820)	$(7,418,103)	$(1,244,262)	$(41,753,348)	$(19,736,543)	$(71,343,076)

Derivatives not subject to master netting or similar agreements	$(1,190,820)	$—	$—	$—	$(13,658,766)	$(14,849,586)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(7,418,103)	$(1,244,262)	$(41,753,348)	$(6,077,777)	$(56,493,490)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts in the Futures Contracts and Centrally Cleared Swaps Contracts tables above. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset

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Notes to Consolidated Financial Statements — continued

under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for assets and pledged by the Portfolio (and Subsidiary) for liabilities as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received (a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$233,245	$(103,099)	$—	$(130,146)	$—
Bank of America, N.A.	13,088,847	(5,991,248)	(6,840,544)	—	257,055
Barclays Bank PLC	5,204,912	(1,055,817)	(4,149,095)	—	—
BNP Paribas	2,690,252	(2,690,252)	—	—	—
Citibank, N.A.	31,120,694	(14,540,473)	(535,663)	(13,426,290)	2,618,268
Credit Suisse International	4,475,418	(136,219)	(4,339,199)	—	—
Deutsche Bank AG	20,829,562	(11,360,542)	(7,335,349)	—	2,133,671
Goldman Sachs International	31,262,376	(9,415,242)	(19,058,413)	(165,000)	2,623,721
HSBC Bank USA, N.A.	3,531,754	(103,523)	(3,015,356)	—	412,875
JPMorgan Chase Bank, N.A.	11,259,956	(3,398,335)	—	(7,320,000)	541,621
Merrill Lynch International	375,767	—	—	—	375,767
Morgan Stanley & Co. International PLC	2,430,586	(2,227,893)	(29,038)	—	173,655
Nomura International PLC	1,627,052	(184,366)	(1,003,794)	—	438,892
Standard Bank PLC	428,664	—	—	(428,664)	—
Standard Chartered Bank	12,178,948	(1,938,054)	—	(8,321,000)	1,919,894

	$140,738,033	$(53,145,063)	$(46,306,451)	$(29,791,100)	$11,495,419

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(103,099)	$103,099	$—	$—	$—
Bank of America, N.A.	(5,991,248)	5,991,248	—	—	—
Barclays Bank PLC	(1,055,817)	1,055,817	—	—	—
BNP Paribas	(3,345,944)	2,690,252	655,692	—	—
Citibank, N.A.	(14,540,473)	14,540,473	—	—	—
Credit Suisse International	(136,219)	136,219	—	—	—
Deutsche Bank AG	(11,360,542)	11,360,542	—	—	—
Goldman Sachs International	(9,415,242)	9,415,242	—	—	—
HSBC Bank USA, N.A.	(103,523)	103,523	—	—	—
JPMorgan Chase Bank, N.A.	(3,398,335)	3,398,335	—	—	—
Morgan Stanley & Co. International PLC	(2,227,893)	2,227,893	—	—	—
Nomura International PLC	(184,366)	184,366	—	—	—
Standard Chartered Bank	(1,938,054)	1,938,054	—	—	—
UBS AG	(2,800)	—	—	—	(2,800)
VTB Capital PLC	(2,689,935)	—	2,689,935	—	—

	$(56,493,490)	$53,145,063	$3,345,627	$—	$(2,800)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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Notes to Consolidated Financial Statements — continued

Information with respect to repurchase and reverse repurchase agreements at October 31, 2014 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2014 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(184,339)	$(7,453,926)	$(1,495,200)
Futures contracts	(1,235,823)	—	6,642,792	—	(26,367,957)
Written options	—	—	—	3,098,865	—
Swap contracts	—	(18,736,268)	(1,348,677)	599,297	7,791,299
Forward commodity contracts	913,896	—	—	—	—

Foreign currency and forward foreign currency exchange contract transactions	—	—	—	8,123,310	—

Total	$(321,927)	$(18,736,268)	$5,109,776	$4,367,546	$(20,071,858)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$162,589	$15,954,856	$1,257,408
Futures contracts	962,655	—	2,381,076	—	2,129,079
Written options	—	—	589,531	(2,971,753)	—
Swap contracts	—	(1,896,918)	1,253,620	111,319	5,490,070
Forward commodity contracts	841,262	—	—	—	—

Foreign currency and forward foreign currency exchange contracts	—	—	—	44,955,735	—

Total	$1,803,917	$(1,896,918)	$4,386,816	$58,050,157	$8,876,557

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts	Interest Rate Swaptions	Swap Contracts

$110,873,000	$766,883,000	$14,939,000	$2,832,877,000	$18,462,000	$3,194,421,000

The average principal amount of purchased currency options contracts and average number of purchased index options contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were approximately $534,942,000 and 428 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

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Notes to Consolidated Financial Statements — continued

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2014 were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	6/25/14	On Demand	(1.85)%	$1,411,273	$1,411,273
Barclays Bank PLC	9/8/14	On Demand	(1.85)	1,833,732	1,833,732
Barclays Bank PLC	10/29/14	On Demand	(3.00)	5,057,600	5,057,600
Barclays Bank PLC	10/29/14	On Demand	(3.00)	5,084,425	5,084,425
Barclays Bank PLC	10/31/14	On Demand	(3.00)	2,626,125	2,626,125
Citibank, N.A.	10/27/14	On Demand	(1.00)	3,669,604	3,669,604
JPMorgan Chase Bank, N.A.	7/1/14	On Demand	(2.00)	1,287,518	1,287,518
JPMorgan Chase Bank, N.A.	8/18/14	On Demand	(2.25)	1,038,112	1,038,112
JPMorgan Chase Bank, N.A.	8/18/14	On Demand	(2.25)	2,728,698	2,728,698
JPMorgan Chase Bank, N.A.	10/3/14	On Demand	(1.00)	880,463	880,463
JPMorgan Chase Bank, N.A.	10/27/14	On Demand	(1.00)	13,031,078	13,031,078
JPMorgan Chase Bank, N.A.	10/27/14	On Demand	(1.75)	4,210,223	4,210,223
JPMorgan Chase Bank, N.A.	10/29/14	On Demand	(1.00)	7,958,635	7,958,635

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the year ended October 31, 2014, the average borrowings under settled reverse repurchase agreements and the average annual interest rate were approximately $6,777,000 and (1.69)%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2014. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2014.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

Nomura International PLC	$5,946,719	$—	$5,914,350	$32,369

	$5,946,719	$—	$5,914,350	$32,369

Counterparty	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Barclays Bank PLC	$(16,013,155)	$—	$16,013,155	$—
Citibank, N.A.	(3,669,604)	—	3,669,604	—
JPMorgan Chase Bank, N.A.	(31,134,727)	—	31,134,727	—

	$(50,817,486)	$—	$50,817,486	$—

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(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Foreign Government Bonds	$—	$980,153,952		$—	$980,153,952
Foreign Corporate Bonds	—	7,969,294		—	7,969,294
Sovereign Loans (Less Unfunded Loan Commitments)	—	—		2,201,709	2,201,709
Collateralized Mortgage Obligations	—	18,473,449		—	18,473,449
Common Stocks	—	24,447,782	*	—	24,447,782
Investment Funds	—	11,645,195		—	11,645,195
Currency Put Options Purchased	—	27,977,371		—	27,977,371
Call Options Purchased	—	3,047,648		—	3,047,648
Put Options Purchased	—	1,244,262		—	1,244,262
Short-Term Investments —
Foreign Government Securities	—	196,910,258		—	196,910,258
U.S. Treasury Obligations	—	20,999,992		—	20,999,992
Repurchase Agreements	—	5,946,719		—	5,946,719
Other	—	179,725,503		—	179,725,503

Total Investments	$—	$1,478,541,425		$2,201,709	$1,480,743,134

Forward Commodity Contracts	$—	$1,388,275		$—	$1,388,275
Forward Foreign Currency Exchange Contracts	—	54,933,550		—	54,933,550
Futures Contracts	2,470,919	2,946,092		—	5,417,011
Swap Contracts	—	55,685,675		—	55,685,675

Total	$2,470,919	$1,593,495,017		$2,201,709	$1,598,167,645

66

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Notes to Consolidated Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total

Currency Put Options Written	$—	$(17,781,570)	$—	$(17,781,570)
Put Options Written	—	(1,244,262)	—	(1,244,262)
Securities Sold Short	—	(5,854,968)	—	(5,854,968)
Forward Foreign Currency Exchange Contracts	—	(23,971,778)	—	(23,971,778)
Futures Contracts	(6,938,867)	—	—	(6,938,867)
Swap Contracts	—	(21,406,599)	—	(21,406,599)

Total	$(6,938,867)	$(70,259,177)	$—	$(77,198,044)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented.

At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

67

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2014, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2014

68

Eaton Vance Global Macro Absolute Return Advantage Fund

Global Macro Absolute Return Advantage Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Global Macro Absolute Return Advantage Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

Nominee for Trustee	Number of Shares(1)
	For	Withheld
Scott E. Eston	104,109,893	1,076,430
Cynthia E. Frost	104,155,080	1,031,242
George J. Gorman	103,975,837	1,210,485
Valerie A. Mosley	104,111,116	1,075,206
Harriett Tee Taggart	103,999,272	1,187,050

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Global Macro Absolute Return Advantage Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

Nominee for Trustee	Interest in the Portfolio
	For	Withheld
Scott E. Eston	98.94%	1.06%
Cynthia E. Frost	98.95%	1.05%
George J. Gorman	98.83%	1.17%
Valerie A. Mosley	98.92%	1.08%
Harriett Tee Taggart	98.86%	1.14%

69

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

70

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Eric A. Stein 1980	President of the Portfolio	2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

71

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2014

Management and Organization — continued

(2)	During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

72

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

73

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Investment Adviser of Global Macro Absolute Return Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836 10.31.14

Eaton Vance

Government Obligations
Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Government Obligations Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 35

Federal Tax Information	20

Special Meeting of Shareholders	36

Management and Organization	37

Important Notices	40

Eaton Vance

Government Obligations Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Central bank activity was the major driver of the mortgage-backed securities (MBS) market over the 12-month period ended October 31, 2014. The Federal Reserve (Fed) announced in December 2013 that it would taper its monthly bond purchases (a program known as quantitative easing). As the U.S. economy strengthened, the Fed ultimately ended its bond purchases in October 2014. While Fed members debated the timing of the first rate hike, markets began to price in the Fed’s likely move to reflect a tightening of monetary conditions in 2015.

Against this backdrop, the U.S. Treasury yield curve flattened; yields on the long end of the Treasury yield curve fell during the fiscal year, while yields on the shorter end of the curve rose modestly. Even as the Fed tapered its bond-buying program, generic and seasoned MBS spreads over comparable-duration6 U.S. Treasurys fell. New home sales in the U.S. remained below historical norms, which caused a favorable supply/demand imbalance for the MBS market. Although mortgage rates declined during the fiscal year, seasoned MBS prepayment speeds finished the period near their lowest level in years.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Government Obligations Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 2.74%. By comparison, the Fund’s benchmark, the Barclays U.S. Intermediate Government Bond Index2 (the Index) returned 1.47% for the period.

The Fund continued to primarily invest in seasoned agency MBS during the period. The Fund’s seasoned MBS investments were generally comprised of mortgages originated from the early 1990s through 2003. The Fund benefited from these investments, as they outperformed U.S. Treasurys over the period due to spread tightening and the additional yield they offer relative to U.S. Treasurys. The Index consists entirely of U.S. Treasurys.

Despite falling mortgage rates, the Fund’s high coupon, seasoned agency MBS continued to prepay near the slowest speeds of the last few years, which created additional yield relative to U.S. Treasurys during the period, aiding the Fund’s performance.

In terms of detractors from performance relative to the Index, falling yields on the long end of the U.S. Treasury yield curve led to an underperformance of bonds with durations shorter than those of the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Government Obligations Fund

October 31, 2014

Performance2,3

Portfolio Managers Susan Schiff, CFA and Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1984	08/24/1984	2.74%	2.15%	3.73%
Class A with 4.75% Maximum Sales Charge	—	—	–2.17	1.15	3.23
Class B at NAV	11/01/1993	08/24/1984	1.97	1.39	2.95
Class B with 5% Maximum Sales Charge	—	—	–2.94	1.04	2.95
Class C at NAV	11/01/1993	08/24/1984	1.97	1.39	2.94
Class C with 1% Maximum Sales Charge	—	—	0.99	1.39	2.94
Class I at NAV	04/03/2009	08/24/1984	2.99	2.38	3.86
Class R at NAV	08/12/2005	08/24/1984	2.48	1.89	3.42
Barclays U.S. Intermediate Government Bond Index	—	—	1.47%	2.60%	3.69%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.12%	1.87%	1.87%	0.87%	1.37%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2004	$13,371	N.A.
Class C	$10,000	10/31/2004	$13,359	N.A.
Class I	$250,000	10/31/2004	$365,253	N.A.
Class R	$10,000	10/31/2004	$14,006	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Government Obligations Fund

October 31, 2014

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Government Obligations Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Government Obligations Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,012.00	$5.88	1.16%
Class B	$1,000.00	$1,008.10	$9.72	1.92%
Class C	$1,000.00	$1,008.10	$9.72	1.92%
Class I	$1,000.00	$1,011.80	$4.67	0.92%
Class R	$1,000.00	$1,010.70	$7.15	1.41%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.90	1.16%
Class B	$1,000.00	$1,015.50	$9.75	1.92%
Class C	$1,000.00	$1,015.50	$9.75	1.92%
Class I	$1,000.00	$1,020.60	$4.69	0.92%
Class R	$1,000.00	$1,018.10	$7.17	1.41%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Government Obligations Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Government Obligations Portfolio, at value (identified cost, $590,707,680)	$614,438,202
Receivable for Fund shares sold	2,040,635
Total assets	$616,478,837

Liabilities
Payable for Fund shares redeemed	$1,903,905
Distributions payable	471,560
Payable to affiliates:
Distribution and service fees	213,234
Trustees’ fees	42
Accrued expenses	176,996
Total liabilities	$2,765,737
Net Assets	$613,713,100

Sources of Net Assets
Paid-in capital	$685,829,832
Accumulated net realized loss from Portfolio	(96,192,118)
Accumulated undistributed net investment income	344,864
Net unrealized appreciation from Portfolio	23,730,522
Total	$613,713,100

Class A Shares
Net Assets	$381,205,009
Shares Outstanding	55,762,569
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.84
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$7.18

Class B Shares
Net Assets	$11,941,843
Shares Outstanding	1,746,685
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.84

Class C Shares
Net Assets	$134,782,033
Shares Outstanding	19,747,325
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.83

Class I Shares
Net Assets	$66,474,683
Shares Outstanding	9,730,125
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.83

Class R Shares
Net Assets	$19,309,532
Shares Outstanding	2,836,440
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.81

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest allocated from Portfolio	$20,117,838
Miscellaneous income	2,604
Expenses allocated from Portfolio	(5,064,693)
Total investment income	$15,055,749

Expenses
Distribution and service fees
Class A	$1,022,952
Class B	144,208
Class C	1,446,846
Class R	88,122
Trustees’ fees and expenses	500
Custodian fee	46,367
Transfer and dividend disbursing agent fees	567,616
Legal and accounting services	39,633
Printing and postage	100,860
Registration fees	76,677
Miscellaneous	19,062
Total expenses	$3,552,843

Net investment income	$11,502,906

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(718,123)
Written swaptions	2,168,186
Financial futures contracts	694,321
Swap contracts	(6,415)
Net realized gain	$2,137,969
Change in unrealized appreciation (depreciation) —
Investments	$5,771,031
Written swaptions	(1,008,195)
Financial futures contracts	(332,946)
Swap contracts	(1,700,280)
Net change in unrealized appreciation (depreciation)	$2,729,610

Net realized and unrealized gain	$4,867,579

Net increase in net assets from operations	$16,370,485

8	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$11,502,906	$12,493,062
Net realized gain from investment transactions, written swaptions, financial futures contracts and swap contracts	2,137,969	11,850,421
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	2,729,610	(44,630,192)
Net increase (decrease) in net assets from operations	$16,370,485	$(20,286,709)
Distributions to shareholders —
From net investment income
Class A	$(18,881,523)	$(23,623,966)
Class B	(562,835)	(767,108)
Class C	(5,620,555)	(7,833,758)
Class I	(2,883,758)	(4,558,508)
Class R	(760,291)	(753,757)
Total distributions to shareholders	$(28,708,962)	$(37,537,097)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$57,207,692	$129,550,110
Class B	185,081	380,199
Class C	15,300,912	28,907,751
Class I	36,114,971	58,968,466
Class R	8,465,805	7,512,047
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,876,011	18,588,696
Class B	525,103	697,945
Class C	4,752,463	6,419,649
Class I	1,977,643	3,413,061
Class R	726,397	688,307
Cost of shares redeemed
Class A	(139,632,886)	(342,929,025)
Class B	(4,247,093)	(9,063,295)
Class C	(52,382,791)	(151,273,275)
Class I	(40,162,232)	(108,833,829)
Class R	(6,418,672)	(12,159,630)
Net asset value of shares exchanged
Class A	1,902,693	3,016,199
Class B	(1,902,693)	(3,016,199)
Net decrease in net assets from Fund share transactions	$(103,711,596)	$(369,132,823)

Net decrease in net assets	$(116,050,073)	$(426,956,629)

Net Assets
At beginning of year	$729,763,173	$1,156,719,802
At end of year	$613,713,100	$729,763,173

Accumulated undistributed net investment income included in net assets
At end of year	$344,864	$3,546,607

9	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$6.970	$7.380	$7.470	$7.630	$7.540

Income (Loss) From Operations
Net investment income(1)	$0.135	$0.104	$0.161	$0.202	$0.233
Net realized and unrealized gain (loss)	0.052	(0.228)	0.024	(0.068)	0.175

Total income (loss) from operations	$0.187	$(0.124)	$0.185	$0.134	$0.408

Less Distributions
From net investment income	$(0.317)	$(0.286)	$(0.275)	$(0.282)	$(0.303)
Tax return of capital	—	—	—	(0.012)	(0.015)

Total distributions	$(0.317)	$(0.286)	$(0.275)	$(0.294)	$(0.318)

Net asset value — End of year	$6.840	$6.970	$7.380	$7.470	$7.630

Total Return(2)	2.74%	(1.71)%	2.52%	1.82%	5.54%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$381,205	$455,676	$682,140	$617,723	$668,799
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.17%	1.12%	1.10%	1.14%	1.15%
Net investment income	1.95%	1.45%	2.17%	2.70%	3.08%
Portfolio Turnover of the Portfolio	4%	8%	26%	19%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$6.970	$7.380	$7.470	$7.630	$7.540

Income (Loss) From Operations
Net investment income(1)	$0.084	$0.049	$0.106	$0.148	$0.180
Net realized and unrealized gain (loss)	0.051	(0.229)	0.023	(0.070)	0.173

Total income (loss) from operations	$0.135	$(0.180)	$0.129	$0.078	$0.353

Less Distributions
From net investment income	$(0.265)	$(0.230)	$(0.219)	$(0.228)	$(0.250)
Tax return of capital	—	—	—	(0.010)	(0.013)

Total distributions	$(0.265)	$(0.230)	$(0.219)	$(0.238)	$(0.263)

Net asset value — End of year	$6.840	$6.970	$7.380	$7.470	$7.630

Total Return(2)	1.97%	(2.47)%	1.75%	1.06%	4.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,942	$17,658	$30,042	$41,446	$87,803
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.92%	1.87%	1.85%	1.89%	1.90%
Net investment income	1.21%	0.69%	1.42%	1.97%	2.39%
Portfolio Turnover of the Portfolio	4%	8%	26%	19%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$6.960	$7.370	$7.450	$7.610	$7.530

Income (Loss) From Operations
Net investment income(1)	$0.083	$0.050	$0.105	$0.146	$0.176
Net realized and unrealized gain (loss)	0.052	(0.230)	0.034	(0.069)	0.167

Total income (loss) from operations	$0.135	$(0.180)	$0.139	$0.077	$0.343

Less Distributions
From net investment income	$(0.265)	$(0.230)	$(0.219)	$(0.227)	$(0.250)
Tax return of capital	—	—	—	(0.010)	(0.013)

Total distributions	$(0.265)	$(0.230)	$(0.219)	$(0.237)	$(0.263)

Net asset value — End of year	$6.830	$6.960	$7.370	$7.450	$7.610

Total Return(2)	1.97%	(2.48)%	1.89%	1.05%	4.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$134,782	$169,901	$300,063	$299,797	$356,084
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.92%	1.87%	1.85%	1.89%	1.90%
Net investment income	1.21%	0.70%	1.42%	1.96%	2.33%
Portfolio Turnover of the Portfolio	4%	8%	26%	19%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$6.960	$7.380	$7.460	$7.620	$7.540

Income (Loss) From Operations
Net investment income(1)	$0.152	$0.122	$0.179	$0.218	$0.242
Net realized and unrealized gain (loss)	0.052	(0.237)	0.035	(0.066)	0.175

Total income (loss) from operations	$0.204	$(0.115)	$0.214	$0.152	$0.417

Less Distributions
From net investment income	$(0.334)	$(0.305)	$(0.294)	$(0.299)	$(0.321)
Tax return of capital	—	—	—	(0.013)	(0.016)

Total distributions	$(0.334)	$(0.305)	$(0.294)	$(0.312)	$(0.337)

Net asset value — End of year	$6.830	$6.960	$7.380	$7.460	$7.620

Total Return(2)	2.99%	(1.59)%	2.92%	2.07%	5.67%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$66,475	$69,659	$122,456	$102,320	$49,617
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.92%	0.87%	0.85%	0.89%	0.90%
Net investment income	2.20%	1.70%	2.41%	2.91%	3.20%
Portfolio Turnover of the Portfolio	4%	8%	26%	19%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2014

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$6.940	$7.350	$7.430	$7.600	$7.510

Income (Loss) From Operations
Net investment income(1)	$0.116	$0.086	$0.142	$0.183	$0.211
Net realized and unrealized gain (loss)	0.053	(0.230)	0.033	(0.079)	0.177

Total income (loss) from operations	$0.169	$(0.144)	$0.175	$0.104	$0.388

Less Distributions
From net investment income	$(0.299)	$(0.266)	$(0.255)	$(0.263)	$(0.284)
Tax return of capital	—	—	—	(0.011)	(0.014)

Total distributions	$(0.299)	$(0.266)	$(0.255)	$(0.274)	$(0.298)

Net asset value — End of year	$6.810	$6.940	$7.350	$7.430	$7.600

Total Return(2)	2.48%	(1.99)%	2.39%	1.42%	5.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,310	$16,868	$22,018	$12,474	$10,895
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.42%	1.37%	1.35%	1.39%	1.40%
Net investment income	1.69%	1.21%	1.92%	2.45%	2.80%
Portfolio Turnover of the Portfolio	4%	8%	26%	19%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (89.1% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

15

Eaton Vance

Government Obligations Fund

October 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$28,708,962	$37,537,097

During the year ended October 31, 2014, accumulated net realized loss was decreased by $3,832,369, accumulated undistributed net investment income was increased by $14,004,313 and paid-in capital was decreased by $17,836,682 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for paydown gain (loss), swap contracts, premium amortization, accretion of market discount and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$816,424
Capital loss carryforward and deferred capital losses	$(95,469,806)
Net unrealized appreciation	$23,008,210
Other temporary differences	$(471,560)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, futures contracts, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $46,598,192 and deferred capital losses of $48,871,614 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015 ($6,336,492), October 31, 2016 ($1,612,295), October 31, 2018 ($18,778,422) and October 31, 2019 ($19,870,983) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2014, $18,836,401 are short-term and $30,035,213 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $25,370 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $37,570 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance

Government Obligations Fund

October 31, 2014

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $1,022,952 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $108,156 and $1,085,135 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2014, the Fund paid or accrued to EVD $44,061 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $36,052, $361,711 and $44,061 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $17,000, $37,000 and $7,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $18,093,344 and $156,723,526, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	8,300,052	17,895,823
Issued to shareholders electing to receive payments of distributions in Fund shares	2,012,327	2,593,216
Redemptions	(20,237,757)	(47,930,207)
Exchange from Class B shares	276,043	419,310

Net decrease	(9,649,335)	(27,021,858)

17

Eaton Vance

Government Obligations Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2014	2013

Sales	26,838	52,559
Issued to shareholders electing to receive payments of distributions in Fund shares	76,127	97,344
Redemptions	(614,858)	(1,267,219)
Exchange to Class A shares	(275,971)	(419,364)

Net decrease	(787,864)	(1,536,680)

	Year Ended October 31,
Class C	2014	2013

Sales	2,227,686	3,985,149
Issued to shareholders electing to receive payments of distributions in Fund shares	690,352	896,613
Redemptions	(7,597,987)	(21,186,771)

Net decrease	(4,679,949)	(16,305,009)

	Year Ended October 31,
Class I	2014	2013

Sales	5,257,044	8,154,921
Issued to shareholders electing to receive payments of distributions in Fund shares	287,126	475,909
Redemptions	(5,819,392)	(15,227,187)

Net decrease	(275,222)	(6,596,357)

	Year Ended October 31,
Class R	2014	2013

Sales	1,234,982	1,047,290
Issued to shareholders electing to receive payments of distributions in Fund shares	105,847	96,606
Redemptions	(935,794)	(1,708,685)

Net increase (decrease)	405,035	(564,789)

18

Eaton Vance

Government Obligations Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Obligations Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2014

19

Eaton Vance

Government Obligations Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Government Obligations Portfolio

October 31, 2014

Portfolio of Investments

Mortgage Pass-Throughs — 86.7%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
2.36%, with maturity at 2038(1)	$4,472	$4,794,545
2.364%, with maturity at 2036(1)	4,044	4,318,154
2.889%, with maturity at 2035(1)	6,773	7,240,489
2.904%, with maturity at 2034(1)	1,701	1,819,539
4.50%, with various maturities to 2035	5,433	5,802,461
5.00%, with various maturities to 2018	1,780	1,890,556
5.50%, with various maturities to 2032	2,842	3,013,660
6.00%, with various maturities to 2035	12,945	14,624,241
6.50%, with various maturities to 2036	33,581	38,343,565
6.87%, with maturity at 2024	98	110,654
7.00%, with various maturities to 2035	19,524	22,478,405
7.09%, with maturity at 2023	392	438,650
7.25%, with maturity at 2022	569	637,200
7.31%, with maturity at 2027	134	155,674
7.50%, with various maturities to 2035	16,965	20,047,990
7.63%, with maturity at 2019	132	141,825
7.75%, with maturity at 2018	10	10,788
7.78%, with maturity at 2022	80	89,583
7.85%, with maturity at 2020	105	114,906
8.00%, with various maturities to 2028	4,092	4,534,485
8.13%, with maturity at 2019	252	274,041
8.15%, with various maturities to 2021	148	164,810
8.25%, with maturity at 2017	22	23,422
8.50%, with various maturities to 2031	3,998	4,675,395
9.00%, with various maturities to 2027	2,196	2,332,494
9.25%, with maturity at 2017	14	14,174
9.50%, with various maturities to 2026	877	973,380
10.50%, with maturity at 2020	298	338,667
11.00%, with maturity at 2015	4	4,560

		$139,408,313

Federal National Mortgage Association:
1.917%, with various maturities to 2044(1)	$3,354	$3,479,978
1.918%, with various maturities to 2033(1)	2,560	2,657,706
1.926%, with various maturities to 2035(1)	19,602	20,405,612
1.991%, with maturity at 2022(1)	827	844,910
2.006%, with maturity at 2035(1)	1,255	1,300,512
2.021%, with maturity at 2031(1)	1,588	1,625,092
2.20%, with maturity at 2037(1)	4,124	4,290,142
2.263%, with maturity at 2040(1)	1,331	1,415,012
2.393%, with maturity at 2036(1)	4,662	4,990,545
2.579%, with maturity at 2036(1)	1,051	1,083,376
2.986%, with maturity at 2036(1)	1,150	1,189,648
3.552%, with maturity at 2021(1)	784	813,186

Security	Principal Amount (000’s omitted)		Value
Federal National Mortgage Association: (continued)
3.634%, with maturity at 2034(1)	$4,589		$5,000,432
3.715%, with maturity at 2035(1)	5,035		5,487,042
3.727%, with maturity at 2036(1)	331		351,500
3.879%, with maturity at 2036(1)	15,950		17,380,425
3.953%, with maturity at 2034(1)	4,333		4,721,508
4.158%, with maturity at 2035(1)	4,859		5,350,718
4.676%, with maturity at 2034(1)	12,081		13,292,002
5.00%, with maturity at 2027	259		286,894
5.50%, with various maturities to 2030	2,054		2,186,384
6.00%, with various maturities to 2038	15,546		17,647,377
6.435%, with maturity at 2025(2)	130		143,010
6.50%, with various maturities to 2038(3)	113,213		129,966,545
7.00%, with various maturities to 2036	62,218		72,270,809
7.50%, with various maturities to 2032	5,316		6,188,843
7.875%, with maturity at 2021	460		521,214
8.00%, with various maturities to 2032	22,398		26,875,480
8.017%, with maturity at 2030(2)	9		10,813
8.25%, with maturity at 2025	187		213,988
8.33%, with maturity at 2020	306		341,784
8.472%, with maturity at 2021(2)	44		49,778
8.50%, with various maturities to 2032	3,852		4,613,017
9.00%, with various maturities to 2030	469		541,053
9.50%, with various maturities to 2030	974		1,102,601
9.532%, with maturity at 2020(2)	3		3,539
9.586%, with maturity at 2021(2)	36		40,378
9.64%, with maturity at 2025(2)	16		17,956
9.75%, with maturity at 2019	9		10,408
9.827%, with maturity at 2021(2)	41		47,315
9.903%, with maturity at 2025(2)	11		11,930
9.992%, with maturity at 2023(2)	27		30,692
10.062%, with maturity at 2025(2)	4		3,924
10.103%, with maturity at 2021(2)	29		32,168
11.00%, with maturity at 2020	95		100,592
11.046%, with maturity at 2021(2)	2		2,085
11.50%, with maturity at 2019(2)	4		4,580
11.889%, with maturity at 2018(2)	1		732
12.636%, with maturity at 2015(2)	0	(4)	490

			$358,945,725

Government National Mortgage Association:
1.625%, with maturity at 2027(1)	$215		$220,669
2.00%, with maturity at 2026(1)	247		257,782
6.00%, with various maturities to 2033	32,733		37,635,479
6.10%, with maturity at 2033	8,385		9,500,878
6.50%, with various maturities to 2034	8,614		9,956,938
7.00%, with various maturities to 2034	21,652		24,881,620

21	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Government National Mortgage Association: (continued)
7.50%, with various maturities to 2025	$3,127	$3,559,167
8.00%, with various maturities to 2027	4,589	5,245,486
8.25%, with maturity at 2019	54	58,756
8.30%, with maturity at 2020	19	20,665
8.50%, with various maturities to 2018	440	469,423
9.00%, with various maturities to 2027	3,743	4,509,115
9.50%, with various maturities to 2026	2,184	2,583,516

		$98,899,494

Total Mortgage Pass-Throughs (identified cost $575,806,529)		$597,253,532

Collateralized Mortgage Obligations — 5.1%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$138	$158,597
Series 1822, Class Z, 6.90%, 3/15/26	694	778,577
Series 1829, Class ZB, 6.50%, 3/15/26	278	307,283
Series 1896, Class Z, 6.00%, 9/15/26	352	386,285
Series 2075, Class PH, 6.50%, 8/15/28	167	187,623
Series 2091, Class ZC, 6.00%, 11/15/28	603	675,563
Series 2102, Class Z, 6.00%, 12/15/28	159	180,423
Series 2115, Class K, 6.00%, 1/15/29	1,178	1,302,958
Series 2142, Class Z, 6.50%, 4/15/29	381	439,863
Series 2245, Class A, 8.00%, 8/15/27	5,274	6,321,908

		$10,739,080

Federal National Mortgage Association:
Series G-8, Class E, 9.00%, 4/25/21	$154	$174,824
Series G92-44, Class ZQ, 8.00%, 7/25/22	98	103,742
Series G93-36, Class ZQ, 6.50%, 12/25/23	6,447	7,260,254
Series 1993-16, Class Z, 7.50%, 2/25/23	214	241,968
Series 1993-39, Class Z, 7.50%, 4/25/23	626	718,261
Series 1993-45, Class Z, 7.00%, 4/25/23	661	749,325
Series 1993-149, Class M, 7.00%, 8/25/23	228	255,837
Series 1993-178, Class PK, 6.50%, 9/25/23	503	558,753
Series 1993-250, Class Z, 7.00%, 12/25/23	38	39,016
Series 1994-40, Class Z, 6.50%, 3/25/24	511	567,619
Series 1994-42, Class K, 6.50%, 4/25/24	2,304	2,559,448
Series 1994-82, Class Z, 8.00%, 5/25/24	911	1,051,140
Series 1997-81, Class PD, 6.35%, 12/18/27	323	360,688
Series 2000-49, Class A, 8.00%, 3/18/27	522	609,760
Series 2001-81, Class HE, 6.50%, 1/25/32	1,154	1,299,546

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Series 2002-1, Class G, 7.00%, 7/25/23	$302	$337,924
Series 2005-37, Class SU, 28.592%, 3/25/35(5)	1,607	2,292,621

		$19,180,726

Government National Mortgage Association:
Series 1998-19, Class ZB, 6.50%, 7/20/28	$336	$386,837
Series 2014-145, Class SP, 9.093%, 10/16/44(5)	5,138	5,079,549

		$5,466,386

Total Collateralized Mortgage Obligations (identified cost $33,041,333)		$35,386,192

U.S. Government Agency Obligations — 1.3%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Bank:
4.75%, 3/10/23	$4,500	$5,230,674
5.75%, 6/12/26	2,720	3,445,783

Total U.S. Government Agency Obligations (identified cost $7,413,712)		$8,676,457

U.S. Treasury Obligations — 1.2%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bond, 7.125%, 2/15/23(3)	$6,000	$8,272,032

Total U.S. Treasury Obligations (identified cost $6,161,809)		$8,272,032

Short-Term Investments — 5.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(6)	$36,823	$36,822,803

Total Short-Term Investments (identified cost $36,822,803)		$36,822,803

Total Investments — 99.6% (identified cost $659,246,186)		$686,411,016

22	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2014

Portfolio of Investments — continued

Interest Rate Swaptions Written — (0.2)%

Description	Counterparty	Expiration Date	Notional Amount	Value
Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.45%	Citibank, N.A.	10/15/15	$100,000,000	$(1,444,100)

Total Interest Rate Swaptions Written (premium received $2,650,000)				$(1,444,100)

Other Assets, Less Liabilities — 0.6%				$4,435,584

Net Assets — 100.0%				$689,402,500

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2014.

(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2014.

(3)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(4)	Principal amount is less than $500.

(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2014.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

23	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $622,423,383)	$649,588,213
Affiliated investment, at value (identified cost, $36,822,803)	36,822,803
Restricted cash*	1,512,112
Interest receivable	3,066,108
Interest receivable from affiliated investment	7,011
Receivable for investments sold	322,320
Receivable for variation margin on open financial futures contracts	18,436
Receivable for open swap contracts	1,781,600
Total assets	$693,118,603

Liabilities
Cash collateral due to broker	$1,500,000
Written swaptions outstanding, at value (premiums received, $2,650,000)	1,444,100
Payable for variation margin on open centrally cleared swap contracts	215
Payable for open swap contracts	240,480
Payable to affiliates:
Investment adviser fee	421,489
Trustees’ fees	2,658
Accrued expenses	107,161
Total liabilities	$3,716,103
Net Assets applicable to investors’ interest in Portfolio	$689,402,500

Sources of Net Assets
Investors’ capital	$659,585,042
Net unrealized appreciation	29,817,458
Total	$689,402,500

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

24	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest	$22,864,620
Interest allocated from affiliated investment	24,134
Expenses allocated from affiliated investment	(2,982)
Total investment income	$22,885,772

Expenses
Investment adviser fee	$5,379,619
Trustees’ fees and expenses	32,107
Custodian fee	205,335
Legal and accounting services	119,578
Miscellaneous	24,656
Total expenses	$5,761,295
Deduct —
Reduction of custodian fee	$8
Total expense reductions	$8

Net expenses	$5,761,287

Net investment income	$17,124,485

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(879,569)
Investment transactions allocated from affiliated investment	221
Written swaptions	2,530,000
Financial futures contracts	787,432
Swap contracts	(7,237)
Net realized gain	$2,430,847
Change in unrealized appreciation (depreciation) —
Investments	$6,727,940
Written swaptions	(1,224,300)
Financial futures contracts	(382,656)
Swap contracts	(1,922,847)
Net change in unrealized appreciation (depreciation)	$3,198,137

Net realized and unrealized gain	$5,628,984

Net increase in net assets from operations	$22,753,469

25	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$17,124,485	$20,294,188
Net realized gain from investment transactions, written swaptions, financial futures contracts and swap contracts	2,430,847	11,512,333
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	3,198,137	(48,644,449)
Net increase (decrease) in net assets from operations	$22,753,469	$(16,837,928)
Capital transactions —
Contributions	$23,476,340	$80,991,483
Withdrawals	(205,546,361)	(486,444,237)
Net decrease in net assets from capital transactions	$(182,070,021)	$(405,452,754)

Net decrease in net assets	$(159,316,552)	$(422,290,682)

Net Assets
At beginning of year	$848,719,052	$1,271,009,734
At end of year	$689,402,500	$848,719,052

26	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.78%	0.75%	0.74%	0.75%	0.76%
Net investment income	2.33%	1.83%	2.50%	3.08%	3.48%
Portfolio Turnover	4%	8%	26%	19%	22%

Total Return	3.13%	(1.35)%	2.89%	2.21%	5.95%

Net assets, end of year (000’s omitted)	$689,403	$848,719	$1,271,010	$1,119,508	$1,199,203

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high current return. The Portfolio invests primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Government Obligations Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Short Duration Government Income Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 89.1%, 8.6%, 1.4% and less than 0.01%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

28

Government Obligations Portfolio

October 31, 2014

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

J  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $5,379,619 or 0.73% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

29

Government Obligations Portfolio

October 31, 2014

Notes to Financial Statements — continued

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $25,508,056 and $198,855,012, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$668,798,621

Gross unrealized appreciation	$21,954,130
Gross unrealized depreciation	(4,341,735)

Net unrealized appreciation	$17,612,395

The net unrealized appreciation on swap contracts and written swaptions at October 31, 2014 on a federal income tax basis was $2,740,753.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written swaptions at October 31, 2014 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/14	200 U.S. 5-Year Treasury Note	Short	$(23,759,375)	$(23,885,938)	$(126,563)
12/14	200 U.S. 10-Year Treasury Note	Short	(25,164,063)	(25,271,875)	(107,812)
12/14	120 U.S. Ultra-Long Treasury Bond	Long	18,671,250	18,817,500	146,250

					$(88,125)

30

Government Obligations Portfolio

October 31, 2014

Notes to Financial Statements — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation
CME Group, Inc.	$1,000	Receives	3-month USD-LIBOR-BBA	1.664%	2/24/19	$(6,267)

						$(6,267)

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank AG	$20,000	Pays	3-month USD-LIBOR-BBA	2.61%	June 1, 2017/ June 1, 2022	$(240,480)
Deutsche Bank AG	20,000	Receives	3-month USD-LIBOR-BBA	2.82	June 1, 2017/ June 1, 2047	1,781,600

						$1,541,120

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

Written swaptions activity for the year ended October 31, 2014 was as follows:

	Notional Amount	Premiums Received

Outstanding, beginning of year	$200,000,000	$2,530,000
Swaptions written	100,000,000	2,650,000
Swaptions expired	(200,000,000)	(2,530,000)

Outstanding, end of year	$100,000,000	$2,650,000

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures, interest rate swaps and swaptions to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts (other than centrally cleared swaps) and over-the-counter written swaptions that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $1,684,580. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,912,531 at October 31, 2014.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written swaptions as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net

31

Government Obligations Portfolio

October 31, 2014

Notes to Financial Statements — continued

payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 7) at October 31, 2014.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Written swaptions	$—		$(1,444,100	)(1)
Futures contracts	146,250	(2)	(234,375	)(2)
Swap contracts	1,781,600	(3)	(240,480	)(4)
Swap contracts (centrally cleared)	—		(6,267	)(5)

Total	$1,927,850		$(1,925,222)

Derivatives not subject to master netting or similar agreements	$146,250		$(240,642)

Total Derivatives subject to master netting or similar agreements	$1,781,600		$(1,684,580)

(1)	Statement of Assets and Liabilities location: Written swaptions outstanding, at value.

(2)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(3)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

(4)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

(5)

Amount represents cumulative unrealized depreciation on centrally cleared swap contracts in the Swaps Contracts table above. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin on open centrally cleared swap contracts.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Deutsche Bank AG	$1,781,600	$(240,480)	$—	$(1,500,000)	$41,120

32

Government Obligations Portfolio

October 31, 2014

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Deutsche Bank AG	$(240,480)	$240,480	$—	$—	$—
Citibank, N.A.	(1,444,100)	—	1,444,100	—	—

	$(1,684,580)	$—	$1,444,100	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(C)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written swaptions	$2,530,000	$(1,224,300)
Futures contracts	$787,432	$(382,656)
Swap contracts	$(7,237)	$(1,922,847)

(1)	Statement of Operations location: Net realized gain (loss) – Written swaptions, Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written swaptions, Financial futures contracts and Swap contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts

$21,496,000	$23,093,000	$40,692,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

33

Government Obligations Portfolio

October 31, 2014

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$597,253,532	$—	$597,253,532
Collateralized Mortgage Obligations	—	35,386,192	—	35,386,192
U.S. Government Agency Obligations	—	8,676,457	—	8,676,457
U.S. Treasury Obligations	—	8,272,032	—	8,272,032
Short-Term Investments	—	36,822,803	—	36,822,803

Total Investments	$—	$686,411,016	$—	$686,411,016

Futures Contracts	$146,250	$—	$—	$146,250
Swap Contracts	—	1,781,600	—	1,781,600

Total	$146,250	$688,192,616	$—	$688,338,866

Liability Description

Interest Rate Swaptions Written	$—	$(1,444,100)	$—	$(1,444,100)
Futures Contracts	(234,375)	—	—	(234,375)
Swap Contracts	—	(246,747)	—	(246,747)

Total	$(234,375)	$(1,690,847)	$—	$(1,925,222)

The Portfolio held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

34

Government Obligations Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Government Obligations Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2014

35

Eaton Vance Government Obligations Fund

Government Obligations Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Government Obligations Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	77,626,337	764,169
Cynthia E. Frost	77,640,994	749,511
George J. Gorman	77,506,354	884,152
Valerie A. Mosley	77,642,583	747,923
Harriett Tee Taggart	77,561,266	829,240

Each nominee was also elected a Trustee of Government Obligations Portfolio.

(1)	Excludes fractional shares.

Government Obligations Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	99.04%	0.96%
Cynthia E. Frost	99.05%	0.95%
George J. Gorman	98.90%	1.10%
Valerie A. Mosley	99.07%	0.93%
Harriett Tee Taggart	98.77%	1.23%

36

Eaton Vance

Government Obligations Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

37

Eaton Vance

Government Obligations Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Susan Schiff 1961	President of the Portfolio	2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

38

Eaton Vance

Government Obligations Fund

October 31, 2014

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser of Government Obligations Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Government Obligations Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140 10.31.14

Eaton Vance

High Income

Opportunities Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

High Income Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 43

Federal Tax Information	19

Special Meeting of Shareholders	44

Management and Organization	45

Important Notices	48

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. high-yield bond market posted positive returns for the 12-month period ended October 31, 2014, buoyed by favorable economic conditions and continued low interest rates. Volatility, however, increased in the last four months of the period. Although corporate financial fundamentals remained healthy, headlines that were critical of the high-yield market shook investors in late June and July, triggering outflows from the asset class. These outflows caused yields — which were near an all-time low in mid-June — to climb and high-yield bond prices to fall. The backdrop of healthy corporate fundamentals, coupled with light new debt issuance in August and higher overall yields, helped the high-yield market to rally back in the final weeks of the summer. In the fall, however, mounting worries over Ebola and slowing economic growth in Europe, caused yields to begin climbing again until reaching their peaks in mid-October, at which point demand returned strongly, driving yields back down and bond prices up.

Overall economic growth for the period was modest. Growth was strong enough to support high-yield companies without being so strong that it stoked fears of imminent interest rate increases. Many issuers benefited from positive earnings growth, improving balance sheets and interest expense coverage near all-time highs. The supply/demand conditions for high-yield bonds remained favorable on-the-whole, as continued low interest rates, including declining Treasury yields, helped attract investors. Leverage (or debt) metrics stayed relatively constant and, excluding a single issuer default, the default rate on high-yield bonds remained below 2%, versus its historical average of 4%.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance High Income Opportunities Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 6.49%, compared to the 5.85% gain of its primary benchmark, the BofA Merrill Lynch U.S. High Yield Index2 (the Index).

From a sector perspective, security selection was strong, particularly in energy. The Fund gained performance from high-yield bonds and stocks issued by high-growth exploration and production (E&P) companies and by avoiding securities from the weak-performing offshore drilling group. The Fund’s E&P investments, which included some equity positions, tended to be more focused on natural gas in basins with favorable economics; this bias helped the Fund, as oil prices declined in the latter part of the period. The Fund’s energy bond holdings also benefited from being slightly lower yielding and higher quality than those in the Index. Credit selection in the health care, cable/satellite television and metals/mining groups further contributed to outperformance. By contrast, an underweight in banks & thrifts detracted, as easing regulatory overhangs and moderating loan loss reserves helped drive strong gains in the group.

During the 12-month period, bonds with longer durations7, or more sensitivity to interest rate changes, outpaced shorter-duration issues. The Fund benefited from strong credit selection, particularly among bonds with two- to five-year and five- to 10-year durations. These gains more than offset the negative impact that came from having a sizable overweight in zero- to two-year duration bonds and underweighted exposure to bonds with five- to 10-year and over 10-year durations, both of which were strong performers in the Index.

Higher-quality high-yield bonds outperformed lower-quality issues this past year, particularly as volatility increased in the last four months of the period. Both credit quality allocations and credit selection aided relative performance versus the Index. On the selection side, a bias toward higher-coupon, shorter-duration, lower-yielding issues within CCC-rated6 segment gave a sizable boost. Credit selection in the B-rated category, which represented on average over 33% of assets during the period, also contributed. In terms of allocations, a small out-of-Index stake in equities had the biggest impact, as stocks outperformed bonds by a wide margin over the one-year period. By contrast, a small cash position was a modest detractor from relative performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA, Kelley G. Baccei and Stephen C. Concannon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/11/2004	08/19/1986	6.49%	10.66%	7.29%
Class A with 4.75% Maximum Sales Charge	—	—	1.46	9.59	6.77
Class B at NAV	08/19/1986	08/19/1986	5.72	9.84	6.54
Class B with 5% Maximum Sales Charge	—	—	0.72	9.57	6.54
Class C at NAV	06/08/1994	08/19/1986	5.70	9.85	6.51
Class C with 1% Maximum Sales Charge	—	—	4.70	9.85	6.51
Class I at NAV	10/01/2009	08/19/1986	6.75	10.98	7.45
BofA Merrill Lynch U.S. High Yield Index	—	—	5.85%	10.25%	8.11%
BofA Merrill Lynch U.S. High Yield Constrained Index	—	—	5.85	10.22	8.12

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.92%	1.67%	1.67%	0.66%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2004	$18,846	N.A.
Class C	$10,000	10/31/2004	$18,798	N.A.
Class I	$250,000	10/31/2004	$512,874	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Fund Profile5

Credit Quality (% of bond holdings)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,020.60	$4.53	0.89%
Class B	$1,000.00	$1,016.90	$8.34	1.64%
Class C	$1,000.00	$1,016.80	$8.34	1.64%
Class I	$1,000.00	$1,021.90	$3.26	0.64%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.53	0.89%
Class B	$1,000.00	$1,016.90	$8.34	1.64%
Class C	$1,000.00	$1,016.90	$8.34	1.64%
Class I	$1,000.00	$1,022.00	$3.26	0.64%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in High Income Opportunities Portfolio, at value (identified cost, $558,918,185)	$577,168,055
Receivable for Fund shares sold	2,264,329
Total assets	$579,432,384

Liabilities
Payable for Fund shares redeemed	$1,555,211
Distributions payable	658,144
Payable to affiliates:
Distribution and service fees	175,268
Trustees’ fees	42
Accrued expenses	124,936
Total liabilities	$2,513,601
Net Assets	$576,918,783

Sources of Net Assets
Paid-in capital	$649,070,383
Accumulated net realized loss from Portfolio	(89,073,559)
Accumulated distributions in excess of net investment income	(1,327,911)
Net unrealized appreciation from Portfolio	18,249,870
Total	$576,918,783

Class A Shares
Net Assets	$278,339,345
Shares Outstanding	59,854,618
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.65
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$4.88

Class B Shares
Net Assets	$16,243,396
Shares Outstanding	3,488,467
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.66

Class C Shares
Net Assets	$121,826,809
Shares Outstanding	26,200,632
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.65

Class I Shares
Net Assets	$160,509,233
Shares Outstanding	34,469,262
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.66

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income allocated from Portfolio (net of foreign taxes, $324)	$32,005,413
Dividends allocated from Portfolio	445,994
Expenses allocated from Portfolio	(2,722,732)
Total investment income from Portfolio	$29,728,675

Expenses
Distribution and service fees
Class A	$671,070
Class B	194,885
Class C	1,220,709
Trustees’ fees and expenses	500
Custodian fee	37,398
Transfer and dividend disbursing agent fees	362,500
Legal and accounting services	32,832
Printing and postage	77,617
Registration fees	83,013
Miscellaneous	14,811
Total expenses	$2,695,335

Net investment income	$27,033,340

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$4,768,013
Securities sold short	233,859
Swap contracts	233,462
Foreign currency and forward foreign currency exchange contract transactions	40,229
Net realized gain	$5,275,563
Change in unrealized appreciation (depreciation) —
Investments	$(1,778,339)
Swap contracts	(200,546)
Foreign currency and forward foreign currency exchange contracts	118,567
Net change in unrealized appreciation (depreciation)	$(1,860,318)

Net realized and unrealized gain	$3,415,245

Net increase in net assets from operations	$30,448,585

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$27,033,340	$27,574,306
Net realized gain from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	5,275,563	16,536,475
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(1,860,318)	758,762
Net increase in net assets from operations	$30,448,585	$44,869,543
Distributions to shareholders —
From net investment income
Class A	$(16,285,866)	$(16,099,510)
Class B	(1,049,452)	(1,513,644)
Class C	(6,510,695)	(6,873,153)
Class I	(6,851,709)	(4,549,530)
Total distributions to shareholders	$(30,697,722)	$(29,035,837)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$92,259,245	$26,973,033
Class B	873,636	568,097
Class C	23,985,133	14,702,395
Class I	116,267,053	41,528,683
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,671,119	13,169,685
Class B	888,613	1,248,425
Class C	4,938,728	5,041,787
Class I	2,839,227	1,256,220
Cost of shares redeemed
Class A	(80,389,836)	(65,435,527)
Class B	(4,215,180)	(6,255,935)
Class C	(26,109,077)	(29,073,243)
Class I	(40,773,341)	(34,542,241)
Net asset value of shares exchanged
Class A	3,352,514	5,654,312
Class B	(3,352,514)	(5,654,312)
Net increase (decrease) in net assets from Fund share transactions	$104,235,320	$(30,818,621)

Net increase (decrease) in net assets	$103,986,183	$(14,984,915)

Net Assets
At beginning of year	$472,932,600	$487,917,515
At end of year	$576,918,783	$472,932,600

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(1,327,911)	$1,373,762

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$4.640	$4.490	$4.280	$4.370	$4.020

Income (Loss) From Operations
Net investment income(1)	$0.251	$0.275	$0.293	$0.320	$0.346
Net realized and unrealized gain (loss)	0.044	0.164	0.224	(0.074)	0.385

Total income from operations	$0.295	$0.439	$0.517	$0.246	$0.731

Less Distributions
From net investment income	$(0.285)	$(0.289)	$(0.307)	$(0.336)	$(0.381)

Total distributions	$(0.285)	$(0.289)	$(0.307)	$(0.336)	$(0.381)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$4.650	$4.640	$4.490	$4.280	$4.370

Total Return(4)	6.49%	10.04%	12.53%	5.73%	19.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$278,339	$249,642	$260,871	$238,331	$264,259
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.89%	0.92%	0.94%	0.99%	1.04%
Net investment income	5.36%	6.00%	6.72%	7.32%	8.30%
Portfolio Turnover of the Portfolio	44%	62%	76%	78%	79%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$4.650	$4.500	$4.280	$4.380	$4.030

Income (Loss) From Operations
Net investment income(1)	$0.217	$0.242	$0.262	$0.289	$0.316
Net realized and unrealized gain (loss)	0.044	0.163	0.233	(0.085)	0.385

Total income from operations	$0.261	$0.405	$0.495	$0.204	$0.701

Less Distributions
From net investment income	$(0.251)	$(0.255)	$(0.275)	$(0.304)	$(0.351)

Total distributions	$(0.251)	$(0.255)	$(0.275)	$(0.304)	$(0.351)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$4.660	$4.650	$4.500	$4.280	$4.380

Total Return(4)	5.72%	9.22%	11.94%	4.71%	18.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,243	$21,999	$31,171	$40,913	$57,156
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.64%	1.67%	1.69%	1.74%	1.79%
Net investment income	4.64%	5.28%	6.01%	6.58%	7.58%
Portfolio Turnover of the Portfolio	44%	62%	76%	78%	79%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$4.640	$4.490	$4.280	$4.370	$4.020

Income (Loss) From Operations
Net investment income(1)	$0.216	$0.241	$0.261	$0.287	$0.315
Net realized and unrealized gain (loss)	0.044	0.164	0.224	(0.073)	0.386

Total income from operations	$0.260	$0.405	$0.485	$0.214	$0.701

Less Distributions
From net investment income	$(0.250)	$(0.255)	$(0.275)	$(0.304)	$(0.351)

Total distributions	$(0.250)	$(0.255)	$(0.275)	$(0.304)	$(0.351)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$4.650	$4.640	$4.490	$4.280	$4.370

Total Return(4)	5.70%	9.23%	11.70%	4.96%	18.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$121,827	$118,991	$124,390	$121,128	$125,403
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.64%	1.67%	1.69%	1.74%	1.79%
Net investment income	4.62%	5.25%	5.97%	6.56%	7.55%
Portfolio Turnover of the Portfolio	44%	62%	76%	78%	79%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014	2013	2012	2011	2011
Net asset value — Beginning of year	$4.650	$4.500	$4.280	$4.380	$4.020

Income (Loss) From Operations
Net investment income(1)	$0.261	$0.286	$0.304	$0.331	$0.353
Net realized and unrealized gain (loss)	0.046	0.164	0.234	(0.083)	0.398

Total income from operations	$0.307	$0.450	$0.538	$0.248	$0.751

Less Distributions
From net investment income	$(0.297)	$(0.300)	$(0.318)	$(0.348)	$(0.391)

Total distributions	$(0.297)	$(0.300)	$(0.318)	$(0.348)	$(0.391)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$4.660	$4.650	$4.500	$4.280	$4.380

Total Return(4)	6.75%	10.29%	13.06%	5.76%	19.60%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$160,509	$82,300	$71,485	$73,540	$58,856
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.64%	0.66%	0.69%	0.74%	0.79%
Net investment income	5.56%	6.23%	6.98%	7.55%	8.43%
Portfolio Turnover of the Portfolio	44%	62%	76%	78%	79%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (55.5% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$30,697,722	$29,035,837

During the year ended October 31, 2014, accumulated distributions in excess of net investment income was decreased by $962,709, accumulated net realized loss was increased by $1,050,544 and paid-in capital was increased by $87,835 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, premium amortization, accretion of market discount, partnership allocations and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$424,758
Capital loss carryforward	$(69,491,110)
Net unrealized depreciation	$(2,427,104)
Other temporary differences	$(658,144)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, swap contracts, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount and defaulted bond interest.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $69,491,110 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($9,052,438), October 31, 2017 ($42,283,452) and October 31, 2019 ($18,155,220) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2014, a capital loss carryforward of $4,100,907 was utilized to offset net realized gains by the Fund.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $20,062 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $76,032 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

15

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $671,070 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $146,164 and $915,532 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $48,721 and $305,177 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $300, $27,000 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $131,782,693 and $63,267,171, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	19,692,534	5,885,684
Issued to shareholders electing to receive payments of distributions in Fund shares	2,924,241	2,872,290
Redemptions	(17,224,839)	(14,303,127)
Exchange from Class B shares	717,228	1,233,109

Net increase (decrease)	6,109,164	(4,312,044)

16

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2014	2013

Sales	186,466	123,394
Issued to shareholders electing to receive payments of distributions in Fund shares	189,879	271,837
Redemptions	(901,007)	(1,361,314)
Exchange to Class A shares	(715,840)	(1,230,772)

Net decrease	(1,240,502)	(2,196,855)

	Year Ended October 31,
Class C	2014	2013

Sales	5,123,890	3,197,693
Issued to shareholders electing to receive payments of distributions in Fund shares	1,056,729	1,099,484
Redemptions	(5,598,508)	(6,360,438)

Net increase (decrease)	582,111	(2,063,261)

	Year Ended October 31,
Class I	2014	2013

Sales	24,886,801	9,064,785
Issued to shareholders electing to receive payments of distributions in Fund shares	606,254	273,493
Redemptions	(8,719,117)	(7,534,143)

Net increase	16,773,938	1,804,135

17

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Opportunities Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

18

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $325,930, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

19

High Income Opportunities Portfolio

October 31, 2014

Portfolio of Investments

Corporate Bonds & Notes — 83.8%

Security	Principal Amount (000’s omitted)	Value

Aerospace — 1.0%
Alliant Techsystems, Inc., 5.25%, 10/1/21(1)	$1,415	$1,446,838
GenCorp, Inc., 7.125%, 3/15/21	2,355	2,513,962
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	80	86,400
TransDigm, Inc., 6.00%, 7/15/22	3,055	3,104,644
TransDigm, Inc., 6.50%, 7/15/24	2,440	2,525,400
TransDigm, Inc., 7.50%, 7/15/21	490	531,650

		$10,208,894

Automotive & Auto Parts — 2.3%
American Axle & Manufacturing, Inc., 5.125%, 2/15/19	$660	$673,200
Chrysler Group, LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	2,140	2,303,175
Chrysler Group, LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	6,275	7,043,687
Ford Motor Credit Co., LLC, 12.00%, 5/15/15	1,305	1,381,953
General Motors Financial Co., Inc., 3.25%, 5/15/18	340	348,500
General Motors Financial Co., Inc., 4.75%, 8/15/17	320	343,200
General Motors Financial Co., Inc., 6.75%, 6/1/18	1,375	1,565,781
Jaguar Land Rover Automotive PLC, 4.25%, 11/15/19(1)	1,295	1,304,713
Navistar International Corp., 8.25%, 11/1/21	3,285	3,389,299
Schaeffler Finance Holding BV, 6.875%, 8/15/18(1)(2)	2,700	2,841,750
Schaeffler Holding Finance BV, 6.75%, 11/15/22(1)(2)	2,350	2,496,875

		$23,692,133

Banks & Thrifts — 0.3%
JPMorgan Chase & Co., 6.75% to 2/1/24, 1/29/49(3)	$2,700	$2,858,220

		$2,858,220

Broadcasting — 1.6%
AMC Networks, Inc., 4.75%, 12/15/22	$1,030	$1,027,425
AMC Networks, Inc., 7.75%, 7/15/21	2,825	3,093,375
Crown Media Holdings, Inc., 10.50%, 7/15/19	4,695	5,164,500
iHeartCommunications, Inc., 11.25%, 3/1/21	1,500	1,591,875
Media General Financing Sub, Inc., 5.875%, 11/15/22(1)(4)	770	775,775
Sirius XM Radio, Inc., 5.875%, 10/1/20(1)	665	703,237
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	2,995	3,129,775
Starz, LLC/Starz Finance Corp., 5.00%, 9/15/19	1,475	1,526,625

		$17,012,587

Building Materials — 2.5%
Brundage-Bone Concrete Pumping, Inc., 10.375%, 9/1/21(1)	$2,000	$2,057,500
Building Materials Corp. of America, 5.375%, 11/15/24(1)(4)	5,120	5,158,400

Security	Principal Amount (000’s omitted)	Value

Building Materials (continued)
HD Supply, Inc., 7.50%, 7/15/20	$3,570	$3,819,900
HD Supply, Inc., 8.125%, 4/15/19	815	884,275
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	2,885	2,820,087
Interface, Inc., 7.625%, 12/1/18	1,012	1,055,820
Interline Brands, Inc., 10.00%, 11/15/18(2)	3,115	3,262,962
Nortek, Inc., 8.50%, 4/15/21	1,655	1,787,400
Nortek, Inc., 10.00%, 12/1/18	1,815	1,919,363
Rexel SA, 5.25%, 6/15/20(1)	2,700	2,733,750
USG Corp., 5.875%, 11/1/21(1)	880	913,000

		$26,412,457

Cable / Satellite TV — 4.9%
Altice SA, 7.75%, 5/15/22(1)	$5,995	$6,294,750
Cablevision Systems Corp., 7.75%, 4/15/18	790	883,023
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	2,165	2,186,650
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	2,010	2,062,762
CCO Holdings, LLC/CCO Holdings Capital Corp., 8.125%, 4/30/20	125	132,813
CCOH Safari, LLC, 5.50%, 12/1/22(4)	3,205	3,233,044
CCOH Safari, LLC, 5.75%, 12/1/24(4)	3,845	3,883,450
CSC Holdings, LLC, 5.25%, 6/1/24(1)	1,210	1,216,050
CSC Holdings, LLC, 6.75%, 11/15/21	5,020	5,603,575
DISH DBS Corp., 5.875%, 7/15/22	3,500	3,718,750
DISH DBS Corp., 6.75%, 6/1/21	5,985	6,658,312
Numericable Group SA, 4.875%, 5/15/19(1)	1,555	1,556,944
Numericable Group SA, 6.00%, 5/15/22(1)	4,940	5,057,325
Numericable Group SA, 6.25%, 5/15/24(1)	1,300	1,339,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23(1)	2,370	2,482,575
UPCB Finance V, Ltd., 7.25%, 11/15/21(1)	1,170	1,292,850
UPCB Finance VI, Ltd., 6.875%, 1/15/22(1)	1,875	2,057,812
VTR Finance BV, 6.875%, 1/15/24(1)	1,615	1,699,787

		$51,359,472

Capital Goods — 0.7%
Accudyne Industries Borrower/Accudyne Industries, LLC, 7.75%, 12/15/20(1)	$2,070	$2,163,150
CNH Industrial Capital, LLC, 6.25%, 11/1/16	1,910	2,029,375
Harbinger Group, Inc., 7.875%, 7/15/19	2,065	2,245,687
Manitowoc Co., Inc. (The), 5.875%, 10/15/22	820	848,700

		$7,286,912

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Chemicals — 2.4%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/1/21(1)	$2,825	$3,072,187
Celanese US Holdings, LLC, 5.875%, 6/15/21	960	1,044,000
Chemtura Corp., 5.75%, 7/15/21	240	240,600
Consolidated Energy Finance SA, 6.75%, 10/15/19(1)	2,720	2,774,400
Ineos Finance PLC, 8.375%, 2/15/19(1)	2,900	3,121,125
Kissner Milling Co., Ltd., 7.25%, 6/1/19(1)	3,400	3,476,500
Kraton Polymers, LLC, 6.75%, 3/1/19	905	939,503
Polymer Group, Inc., 7.75%, 2/1/19	1,683	1,758,735
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	2,825	2,959,894
Tronox Finance, LLC, 6.375%, 8/15/20	3,735	3,879,731
W.R. Grace & Co., 5.125%, 10/1/21(1)	1,310	1,368,138
W.R. Grace & Co., 5.625%, 10/1/24(1)	525	555,188

		$25,190,001

Consumer Products — 1.1%
Alphabet Holding Co., Inc., 7.75%, 11/1/17(2)	$6,320	$6,138,300
CBC Ammo, LLC/CBC FinCo, Inc., 7.25%, 11/15/21(1)	2,430	2,417,850
Spectrum Brands, Inc., 6.375%, 11/15/20	1,110	1,182,150
Tempur Sealy International, Inc., 6.875%, 12/15/20	1,230	1,319,175

		$11,057,475

Containers — 2.3%
Ardagh Finance Holdings SA, 8.625%, 6/15/19(1)(2)	$695	$714,119
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.234%, 12/15/19(1)(5)	1,105	1,087,044
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 6/30/21(1)	670	662,463
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.25%, 1/31/19(1)	785	792,850
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.00%, 11/15/20(1)	520	532,699
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holding II Issuer, Inc., 5.625%, 12/15/16(1)	785	788,925
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holding II Issuer, Inc., 6.00%, 6/15/17(1)	1,085	1,085,000
Reynolds Group Holdings, Inc., 6.875%, 2/15/21	3,905	4,168,587
Reynolds Group Holdings, Inc., 7.125%, 4/15/19	2,290	2,384,462
Reynolds Group Holdings, Inc., 7.875%, 8/15/19	1,145	1,229,444
Reynolds Group Holdings, Inc., 9.875%, 8/15/19	4,610	5,036,425
Sealed Air Corp., 8.375%, 9/15/21(1)	3,955	4,498,812
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375%, 5/1/22(1)	1,320	1,283,700

		$24,264,530

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services — 3.1%
Alliance Data Systems Corp., 6.375%, 4/1/20(1)	$1,155	$1,218,525
Ally Financial, Inc., 5.50%, 2/15/17	1,200	1,279,440
Ally Financial, Inc., 6.25%, 12/1/17	1,795	1,961,037
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16(1)	1,605	1,640,785
CIT Group, Inc., 5.25%, 3/15/18	605	639,788
CIT Group, Inc., 5.375%, 5/15/20	230	246,675
CIT Group, Inc., 5.50%, 2/15/19(1)	1,020	1,091,400
Icahn Enterprises, LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17	725	723,188
Icahn Enterprises, LP/Icahn Enterprises Finance Corp., 6.00%, 8/1/20	1,390	1,466,450
International Lease Finance Corp., 6.25%, 5/15/19	975	1,068,844
International Lease Finance Corp., 8.25%, 12/15/20	1,565	1,881,912
International Lease Finance Corp., 8.625%, 1/15/22	1,815	2,255,137
International Lease Finance Corp., 8.75%, 3/15/17	1,230	1,384,519
Navient Corp., 5.50%, 1/15/19	4,115	4,277,049
Navient Corp., 6.125%, 3/25/24	355	367,429
Navient Corp., 7.25%, 1/25/22	150	168,000
Navient Corp., 8.00%, 3/25/20	6,065	6,974,750
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., 5.625%, 3/15/20(1)	3,320	3,486,000

		$32,130,928

Diversified Media — 0.9%
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/22	$1,095	$1,133,325
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	2,125	2,210,000
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/20	445	471,700
IAC/InterActiveCorp, 4.875%, 11/30/18	1,845	1,909,575
National CineMedia, LLC, 6.00%, 4/15/22	1,215	1,236,262
Nielsen Co. Luxembourg S.a.r.l. (The), 5.50%, 10/1/21(1)	1,135	1,183,238
Southern Graphics, Inc., 8.375%, 10/15/20(1)	1,160	1,200,600

		$9,344,700

Energy — 12.8%
American Energy-Permian Basin, LLC/AEPB Finance Corp., 7.125%, 11/1/20(1)	$2,135	$1,888,141
American Energy-Permian Basin, LLC/AEPB Finance Corp., 7.375%, 11/1/21(1)	1,260	1,108,800
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	1,150	1,230,500
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 5/20/22	4,260	4,622,100

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	$1,260	$1,323,000
Antero Resources Finance Corp., 5.375%, 11/1/21	2,680	2,730,250
Antero Resources Finance Corp., 6.00%, 12/1/20	425	444,125
Athlon Holdings LP/Athlon Finance Corp., 6.00%, 5/1/22(1)	1,205	1,300,647
Berry Petroleum Co., LLC, 6.375%, 9/15/22	1,660	1,552,100
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	1,965	1,979,738
Calfrac Holdings, LP, 7.50%, 12/1/20(1)	825	845,625
California Resources Corp., 5.50%, 9/15/21(1)	1,965	2,006,756
California Resources Corp., 6.00%, 11/15/24(1)	1,965	2,019,038
Chesapeake Energy Corp., 3.481%, 4/15/19(5)	2,195	2,202,002
Chesapeake Energy Corp., 6.125%, 2/15/21	2,910	3,244,650
Chesapeake Energy Corp., 7.25%, 12/15/18	2,990	3,442,237
Concho Resources, Inc., 5.50%, 4/1/23	3,745	3,979,062
Concho Resources, Inc., 6.50%, 1/15/22	1,340	1,453,900
Concho Resources, Inc., 7.00%, 1/15/21	1,585	1,717,744
CrownRock, LP/CrownRock Finance, Inc., 7.125%, 4/15/21(1)	2,840	2,825,800
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	3,430	3,481,450
Denbury Resources, Inc., 5.50%, 5/1/22	965	951,731
Endeavor Energy Resources, LP/EER Finance, Inc., 7.00%, 8/15/21(1)	3,500	3,552,500
Energy Transfer Equity, LP, 5.875%, 1/15/24	2,785	2,938,175
EP Energy, LLC/Everest Acquisition Finance, Inc., 6.875%, 5/1/19	900	940,500
EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	795	842,700
EP Energy, LLC/Everest Acquisition Finance, Inc., 9.375%, 5/1/20	2,880	3,160,800
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas Inc., 6.875%, 2/15/23	928	1,051,832
Gulfport Energy Corp., 7.75%, 11/1/20(1)	2,210	2,265,250
Harvest Operations Corp., 6.875%, 10/1/17	800	820,000
Holly Energy Partners, LP/Holly Energy Finance Corp., 6.50%, 3/1/20	575	599,438
Kodiak Oil & Gas Corp., 5.50%, 1/15/21	410	418,200
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	3,420	3,693,600
Laredo Petroleum, Inc., 7.375%, 5/1/22	2,030	2,121,350
MEG Energy Corp., 6.375%, 1/30/23(1)	1,805	1,795,975
Memorial Resource Development Corp., 5.875%, 7/1/22(1)	975	953,063
Murphy Oil USA, Inc., 6.00%, 8/15/23	3,995	4,204,737
Oasis Petroleum, Inc., 6.50%, 11/1/21	890	916,700
Oasis Petroleum, Inc., 6.875%, 3/15/22	4,050	4,232,250

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Oasis Petroleum, Inc., 6.875%, 1/15/23	$1,420	$1,483,900
PBF Holding Co., LLC/PBF Finance Corp., 8.25%, 2/15/20	1,700	1,787,125
Precision Drilling Corp., 6.50%, 12/15/21	2,525	2,600,750
Precision Drilling Corp., 6.625%, 11/15/20	1,000	1,035,000
Range Resources Corp., 6.75%, 8/1/20	1,580	1,678,750
Rice Energy, Inc., 6.25%, 5/1/22(1)	3,065	2,978,797
Rosetta Resources, Inc., 5.625%, 5/1/21	1,740	1,696,500
Rosetta Resources, Inc., 5.875%, 6/1/22	2,735	2,639,275
RSP Permian, Inc., 6.625%, 10/1/22(1)	1,415	1,412,948
Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	3,625	3,815,312
Sabine Pass Liquefaction, LLC, 5.625%, 4/15/23(1)	2,400	2,496,000
Sabine Pass Liquefaction, LLC, 5.625%, 4/15/23	390	405,600
Sabine Pass Liquefaction, LLC, 5.75%, 5/15/24(1)	3,860	4,009,575
Sabine Pass LNG, LP, 6.50%, 11/1/20	2,260	2,401,250
Samson Investment Co., 9.75%, 2/15/20	2,540	1,854,200
SESI, LLC, 6.375%, 5/1/19	3,445	3,600,025
Seven Generations Energy, Ltd., 8.25%, 5/15/20(1)	4,290	4,525,950
Seventy Seven Energy, Inc., 6.50%, 7/15/22(1)	1,810	1,710,450
Seventy Seven Operating, LLC, 6.625%, 11/15/19	1,025	1,019,875
SM Energy Co., 6.50%, 1/1/23	1,685	1,748,188
Tesoro Corp., 5.375%, 10/1/22	1,970	2,038,950
Tesoro Logistics, LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	640	659,200
Tesoro Logistics, LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22(1)	1,530	1,587,375
Triangle USA Petroleum Corp., 6.75%, 7/15/22(1)	1,465	1,289,200
Ultra Petroleum Corp., 5.75%, 12/15/18(1)	530	527,350
WPX Energy, Inc., 5.25%, 1/15/17	715	750,750
WPX Energy, Inc., 6.00%, 1/15/22	670	705,175

		$133,313,936

Entertainment / Film — 0.2%
Activision Blizzard, Inc., 6.125%, 9/15/23(1)	$1,070	$1,160,950
Regal Entertainment Group, 5.75%, 3/15/22	1,065	1,046,362

		$2,207,312

Environmental — 0.7%
ADS Waste Holdings, Inc., 8.25%, 10/1/20	$1,145	$1,205,113
Clean Harbors, Inc., 5.125%, 6/1/21	1,180	1,206,550
Covanta Holding Corp., 5.875%, 3/1/24	1,570	1,628,875
Covanta Holding Corp., 6.375%, 10/1/22	1,970	2,107,900
Darling Ingredients, Inc., 5.375%, 1/15/22	1,250	1,257,812

		$7,406,250

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Food & Drug Retail — 0.2%
Albertsons Holdings, LLC/Saturn Acquisition Merger Sub, Inc., 7.75%, 10/15/22(1)	$1,900	$1,881,000

		$1,881,000

Food / Beverage / Tobacco — 1.2%
ASG Consolidated, LLC/ASG Finance, Inc., 15.00%, 5/15/17(1)(2)	$2,880	$2,102,618
Constellation Brands, Inc., 4.25%, 5/1/23	2,940	2,962,050
Constellation Brands, Inc., 6.00%, 5/1/22	565	634,212
Cott Beverages, Inc., 5.375%, 7/1/22(1)	2,650	2,630,125
Pinnacle Operating Corp., 9.00%, 11/15/20(1)	1,210	1,306,800
Post Holdings, Inc., 6.00%, 12/15/22(1)	1,250	1,209,375
Post Holdings, Inc., 6.75%, 12/1/21(1)	1,015	1,016,269
WhiteWave Foods Co. (The), 5.375%, 10/1/22	920	968,300

		$12,829,749

Gaming — 3.2%
Boyd Gaming Corp. Step Coupon HoldCo Note, 6.00% to 11/20/15, 11/20/18(2)(6)(7)(8)	$2,432	$2,634,046
Buffalo Thunder Development Authority, 9.375%, 12/15/14(1)(9)	5,755	2,302,000
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20	845	642,200
GLP Capital, LP/GLP Financing II, Inc., 4.875%, 11/1/20	3,475	3,631,375
MGM Resorts International, 6.625%, 12/15/21	1,060	1,166,000
MGM Resorts International, 7.75%, 3/15/22	3,900	4,504,500
New Cotai, LLC/New Cotai Capital Corp., 10.625%, 5/1/19(1)(2)	2,422	2,643,519
Penn National Gaming, Inc., 5.875%, 11/1/21	1,345	1,291,200
Station Casinos, LLC, 7.50%, 3/1/21	2,530	2,656,500
Studio City Finance, Ltd., 8.50%, 12/1/20(1)	6,445	7,025,050
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15(1)	3,605	2,235,100
Waterford Gaming, LLC, 8.625%, 9/15/14(1)(7)(15)	2,042	351,190
Wynn Macau, Ltd., 5.25%, 10/15/21(1)	1,875	1,884,375

		$32,967,055

Health Care — 9.6%
Air Medical Group Holdings, Inc., 9.25%, 11/1/18	$1,352	$1,417,910
Alere, Inc., 6.50%, 6/15/20	1,020	1,058,250
Alere, Inc., 8.625%, 10/1/18	1,300	1,360,125
Amsurg Corp., 5.625%, 11/30/20	2,035	2,106,225
Amsurg Corp., 5.625%, 7/15/22(1)	1,825	1,900,053
Biomet, Inc., 6.50%, 8/1/20	4,205	4,509,862
Capsugel SA, 7.00%, 5/15/19(1)(2)	785	799,719

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	$1,325	$1,381,313
CHS/Community Health Systems, Inc., 6.875%, 2/1/22	4,310	4,660,187
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	2,685	2,909,869
ConvaTec Finance International SA, 8.25%, 1/15/19(1)(2)	4,055	4,144,210
ConvaTec Healthcare E SA, 10.50%, 12/15/18(1)	3,420	3,629,475
Endo Finance, LLC & Endo Finco, Inc., 7.00%, 7/15/19(1)	915	966,469
Endo Finance, LLC & Endo Finco, Inc., 7.00%, 12/15/20(1)	540	571,725
Endo Finance, LLC & Endo Finco, Inc., 7.25%, 1/15/22(1)	185	198,413
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)	1,510	1,625,137
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)	1,260	1,379,700
Grifols Worldwide Operations, Ltd., 5.25%, 4/1/22(1)	1,290	1,325,475
HCA Holdings, Inc., 6.25%, 2/15/21	1,030	1,111,113
HCA, Inc., 6.50%, 2/15/20	505	565,600
HCA, Inc., 7.50%, 2/15/22	1,530	1,780,537
Hologic, Inc., 6.25%, 8/1/20	5,415	5,719,594
IMS Health, Inc., 6.00%, 11/1/20(1)	1,710	1,778,400
INC Research, LLC, 11.50%, 7/15/19(1)	3,110	3,498,750
Jaguar Holding Co. I, 9.375%, 10/15/17(1)(2)	815	836,394
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.875%, 1/15/19(1)	1,435	1,553,388
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	3,630	4,011,150
MPH Acquisition Holdings, LLC, 6.625%, 4/1/22(1)	6,115	6,413,106
Opal Acquisition, Inc., 8.875%, 12/15/21(1)	2,235	2,341,162
Pharmaceutical Product Development, Inc., 9.50%, 12/1/19(1)	4,700	5,058,375
ResCare, Inc., 10.75%, 1/15/19	2,925	3,137,062
Salix Pharmaceuticals, Ltd., 6.00%, 1/15/21(1)	1,825	1,980,125
STHI Holding Corp., 8.00%, 3/15/18(1)	1,395	1,466,494
Teleflex, Inc., 5.25%, 6/15/24(1)	845	859,788
Teleflex, Inc., 6.875%, 6/1/19	545	587,238
Tenet Healthcare Corp., 5.00%, 3/1/19(1)	875	878,281
Tenet Healthcare Corp., 6.00%, 10/1/20	1,615	1,740,162
Tenet Healthcare Corp., 8.125%, 4/1/22	4,945	5,680,569
United Surgical Partners International, Inc., 9.00%, 4/1/20	1,775	1,925,875
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	4,395	4,526,850
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	1,530	1,642,837
VWR Funding, Inc., 7.25%, 9/15/17	1,545	1,628,044
WellCare Health Plans, Inc., 5.75%, 11/15/20	3,100	3,207,880

		$99,872,891

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Homebuilders / Real Estate — 0.6%
Brookfield Residential Properties, Inc., 6.50%, 12/15/20(1)	$1,750	$1,872,500
TRI Pointe Holdings, Inc., 4.375%, 6/15/19(1)	1,860	1,857,675
TRI Pointe Holdings, Inc., 5.875%, 6/15/24(1)	1,940	1,986,075

		$5,716,250

Hotels — 0.6%
Carlson Travel Holdings, Inc., 7.50%, 8/15/19(1)(2)	$1,820	$1,829,100
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21(1)	3,310	3,494,119
Playa Resorts Holding B.V., 8.00%, 8/15/20(1)	1,175	1,227,875

		$6,551,094

Insurance — 0.6%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC, 7.875%, 12/15/20(1)	$1,790	$1,852,650
Hub Holdings, LLC/Hub Holdings Finance, Inc., 8.125%, 7/15/19(1)(2)	1,840	1,835,400
USI, Inc., 7.75%, 1/15/21(1)	2,890	2,940,575

		$6,628,625

Leisure — 1.0%
NCL Corp., Ltd., 5.00%, 2/15/18	$905	$909,525
Royal Caribbean Cruises, 7.25%, 6/15/16	535	580,475
Royal Caribbean Cruises, 7.25%, 3/15/18	1,355	1,527,762
Seven Seas Cruises, S. DE R.L., 9.125%, 5/15/19	3,180	3,394,650
Viking Cruises, Ltd., 8.50%, 10/15/22(1)	3,110	3,382,125

		$9,794,537

Metals / Mining — 2.0%
Alpha Natural Resources, Inc., 7.50%, 8/1/20(1)	$600	$481,500
CONSOL Energy, Inc., 5.875%, 4/15/22(1)	2,370	2,414,437
Eldorado Gold Corp., 6.125%, 12/15/20(1)	3,720	3,701,400
First Quantum Minerals, Ltd., 6.75%, 2/15/20(1)	1,433	1,393,593
First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	938	925,103
IAMGOLD Corp., 6.75%, 10/1/20(1)	1,375	1,141,250
Imperial Metals Corp., 7.00%, 3/15/19(1)	1,055	996,975
KGHM International, Ltd., 7.75%, 6/15/19(1)	3,720	3,961,800
New Gold, Inc., 6.25%, 11/15/22(1)	1,535	1,508,138
New Gold, Inc., 7.00%, 4/15/20(1)	905	923,100
Novelis, Inc., 8.375%, 12/15/17	1,025	1,072,406
SunCoke Energy Inc., 7.625%, 8/1/19	477	501,112
SunCoke Energy Partners, LP/SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20(1)	1,200	1,260,000

Security	Principal Amount (000’s omitted)	Value

Metals / Mining (continued)
SunCoke Energy Partners, LP/SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20(1)	$525	$551,250

		$20,832,064

Paper — 0.3%
Domtar Corp., 10.75%, 6/1/17	$2,300	$2,777,222

		$2,777,222

Publishing / Printing — 0.5%
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 9.75%, 4/1/21	$3,625	$4,114,375
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, 8/1/19(1)(2)	1,095	1,085,419

		$5,199,794

Railroad — 0.2%
Florida East Coast Holdings Corp., 6.75%, 5/1/19(1)	$840	$868,879
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	1,045	1,065,900

		$1,934,779

Restaurants — 1.0%
1011778 B.C. ULC/New Red Finance, Inc., 6.00%, 4/1/22(1)	$4,955	$5,047,906
NPC International, Inc., 10.50%, 1/15/20	5,235	5,483,663

		$10,531,569

Services — 5.9%
Algeco Scotsman Global Finance PLC, 10.75%, 10/15/19(1)	$560	$554,400
Anna Merger Sub, Inc., 7.75%, 10/1/22(1)	5,705	5,890,412
Audatex North America, Inc., 6.00%, 6/15/21(1)	1,610	1,710,625
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 9.75%, 3/15/20	2,550	2,824,125
BlueLine Rental Finance Corp., 7.00%, 2/1/19(1)	865	914,738
Carlson Wagonlit BV, 6.875%, 6/15/19(1)	3,655	3,801,200
FTI Consulting, Inc., 6.00%, 11/15/22	1,230	1,265,363
Hertz Corp. (The), 6.25%, 10/15/22	1,860	1,906,500
IHS, Inc., 5.00%, 11/1/22(1)	2,255	2,300,100
Laureate Education, Inc., 9.75%, 9/1/19(1)	17,315	17,921,025
ServiceMaster Co. (The), 7.00%, 8/15/20	819	870,188
ServiceMaster Co. (The), 8.00%, 2/15/20	2,431	2,607,247
TMS International Corp., 7.625%, 10/15/21(1)	2,310	2,425,500
TransUnion Holding Co., Inc., 8.125%, 6/15/18(2)	2,585	2,694,862

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Services (continued)
TransUnion Holding Co., Inc., 9.625%, 6/15/18(2)	$3,840	$3,974,400
United Rentals North America, Inc., 6.125%, 6/15/23	1,105	1,193,400
United Rentals North America, Inc., 7.375%, 5/15/20	4,060	4,425,400
United Rentals North America, Inc., 7.625%, 4/15/22	1,275	1,428,000
United Rentals North America, Inc., 8.25%, 2/1/21	200	219,000
United Rentals North America, Inc., 8.375%, 9/15/20	505	549,188
Vander Intermediate Holding II Corp., 9.75%, 2/1/19(1)(2)	1,635	1,737,187

		$61,212,860

Steel — 0.2%
AK Steel Corp., 8.75%, 12/1/18	$1,030	$1,129,138
ArcelorMittal, 6.75%, 2/25/22	670	747,117

		$1,876,255

Super Retail — 5.1%
Claire’s Stores, Inc., 9.00%, 3/15/19(1)	$3,700	$3,801,750
Dufry Finance SCA, 5.50%, 10/15/20(1)	345	353,660
Hot Topic, Inc., 9.25%, 6/15/21(1)	4,405	4,757,400
L Brands, Inc., 6.625%, 4/1/21	5,170	5,880,875
L Brands, Inc., 8.50%, 6/15/19	3,620	4,344,000
Levi Strauss & Co., 6.875%, 5/1/22	2,270	2,479,975
Men’s Wearhouse, Inc. (The), 7.00%, 7/1/22(1)	2,495	2,597,919
Michaels FinCo Holdings, LLC/Michaels FinCo, Inc., 7.50%, 8/1/18(1)(2)	1,232	1,256,640
Michaels Stores, Inc., 5.875%, 12/15/20(1)	1,340	1,360,100
Neiman Marcus Group, Ltd., LLC, 8.75%, 10/15/21(1)(2)	1,450	1,558,750
New Academy Finance Co., LLC/New Academy Finance Corp., 8.00%, 6/15/18(1)(2)	3,490	3,520,537
Pantry, Inc. (The), 8.375%, 8/1/20	1,615	1,703,825
Party City Holdings, Inc., 8.875%, 8/1/20	2,705	2,948,450
Petco Animal Supplies, Inc., 9.25%, 12/1/18(1)	3,100	3,239,500
Petco Holdings, Inc., 8.50%, 10/15/17(1)(2)	2,860	2,881,450
Phillips-Van Heusen Corp., 7.75%, 11/15/23	3,385	4,111,770
Radio Systems Corp., 8.375%, 11/1/19(1)	1,365	1,482,731
rue21, Inc., 9.00%, 10/15/21(1)	3,455	2,513,512
Sally Holdings, LLC/Sally Capital, Inc., 5.75%, 6/1/22	1,985	2,123,950

		$52,916,794

Technology — 4.2%
Alcatel-Lucent USA, Inc., 4.625%, 7/1/17(1)	$1,110	$1,133,588
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20(1)	2,270	2,349,450
Alcatel-Lucent USA, Inc., 8.875%, 1/1/20(1)	5,960	6,570,900
Avaya, Inc., 9.00%, 4/1/19(1)	1,540	1,586,200
Avaya, Inc., 10.50%, 3/1/21(1)	3,318	2,923,855

Security	Principal Amount (000’s omitted)	Value

Technology (continued)
Ceridian, LLC/Comdata, Inc., 8.125%, 11/15/17(1)	$1,445	$1,448,613
CommScope Holding Co., Inc., 6.625%, 6/1/20(1)(2)	1,565	1,654,987
First Data Corp., 6.75%, 11/1/20(1)	390	418,275
First Data Corp., 7.375%, 6/15/19(1)	2,330	2,475,625
First Data Corp., 10.625%, 6/15/21	1,251	1,448,033
First Data Corp., 11.25%, 1/15/21	1,758	2,030,490
First Data Corp., 11.75%, 8/15/21	1,889	2,223,709
Freescale Semiconductor, Inc., 6.00%, 1/15/22(1)	1,685	1,731,337
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, 5/1/21(1)(2)	2,790	2,838,825
Infor US, Inc., 9.375%, 4/1/19	2,720	2,968,200
Nuance Communications, Inc., 5.375%, 8/15/20(1)	2,600	2,626,000
NXP BV/NXP Funding, LLC, 5.75%, 2/15/21(1)	805	853,300
Sensata Technologies B.V., 5.625%, 11/1/24(1)	570	602,775
SunGard Availability Services Capital, Inc., 8.75%, 4/1/22(1)	2,465	1,824,100
Zebra Technologies Corp., 7.25%, 10/15/22(1)	4,045	4,267,475

		$43,975,737

Telecommunications — 8.1%
CenturyLink, Inc., 6.75%, 12/1/23	$3,215	$3,580,706
Digicel, Ltd., 6.00%, 4/15/21(1)	2,680	2,713,500
Digicel, Ltd., 8.25%, 9/1/17(1)	3,255	3,348,581
Equinix, Inc., 7.00%, 7/15/21	1,335	1,460,156
Frontier Communications Corp., 6.25%, 9/15/21	1,950	2,019,469
Frontier Communications Corp., 6.875%, 1/15/25	1,950	1,979,250
Frontier Communications Corp., 7.625%, 4/15/24	285	307,800
Hughes Satellite Systems Corp., 6.50%, 6/15/19	3,430	3,730,125
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	2,210	2,364,700
Intelsat Luxembourg SA, 7.75%, 6/1/21	4,615	4,839,981
Intelsat Luxembourg SA, 8.125%, 6/1/23	3,520	3,757,600
NII International Telecom SCA, 7.875%, 8/15/19(1)(9)	2,030	1,319,500
SBA Communications Corp., 5.625%, 10/1/19	920	961,400
SBA Telecommunications, Inc., 5.75%, 7/15/20	1,350	1,417,500
Sprint Capital Corp., 8.75%, 3/15/32	1,255	1,408,738
Sprint Communications, Inc., 6.00%, 11/15/22	255	255,319
Sprint Communications, Inc., 7.00%, 8/15/20	780	830,700
Sprint Communications, Inc., 9.00%, 11/15/18(1)	4,995	5,887,856
Sprint Communications, Inc., 9.125%, 3/1/17	1,140	1,291,050
Sprint Corp., 7.25%, 9/15/21(1)	3,550	3,763,000
Sprint Corp., 7.875%, 9/15/23(1)	10,330	11,208,050
T-Mobile USA, Inc., 6.00%, 3/1/23	1,955	2,018,537
T-Mobile USA, Inc., 6.25%, 4/1/21	895	937,513
T-Mobile USA, Inc., 6.375%, 3/1/25	2,545	2,621,350

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Telecommunications (continued)
T-Mobile USA, Inc., 6.625%, 4/1/23	$1,475	$1,563,500
T-Mobile USA, Inc., 6.633%, 4/28/21	1,580	1,670,850
T-Mobile USA, Inc., 6.731%, 4/28/22	1,055	1,119,619
T-Mobile USA, Inc., 6.836%, 4/28/23	525	557,156
Wind Acquisition Finance SA, 4.75%, 7/15/20(1)	4,130	4,047,400
Wind Acquisition Finance SA, 7.375%, 4/23/21(1)	6,190	6,066,200
Windstream Corp., 7.75%, 10/1/21	4,550	4,891,250

		$83,938,356

Transportation Ex Air / Rail — 0.7%
CEVA Group, PLC, 7.00%, 3/1/21(1)	$500	$488,750
CEVA Group, PLC, 9.00%, 9/1/21(1)	1,760	1,694,000
XPO Logistics, Inc., 7.875%, 9/1/19(1)	4,475	4,721,125

		$6,903,875

Utilities — 1.8%
AES Corp. (The), 5.50%, 3/15/24	$1,065	$1,094,287
Calpine Corp., 5.375%, 1/15/23	2,075	2,098,344
Calpine Corp., 5.75%, 1/15/25	925	937,719
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.75%, 11/1/19(1)	2,515	2,606,169
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 7.375%, 11/1/22(1)	2,515	2,662,756
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 7.625%, 11/1/24(1)	1,895	2,011,069
NRG Energy, Inc., 7.875%, 5/15/21	2,090	2,288,550
NRG Energy, Inc., 8.25%, 9/1/20	3,315	3,600,919
RJS Power Holdings, LLC, 5.125%, 7/15/19(1)	1,825	1,829,562

		$19,129,375

Total Corporate Bonds & Notes (identified cost $846,915,310)		$871,215,688

Senior Floating-Rate Interests — 5.1%(10)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers — 0.1%
Anchor Glass Container Corporation, Term Loan, 4.25%, Maturing 6/30/21	$1,000	$993,594

		$993,594

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Diversified Media — 0.2%
WMG Acquisition Corp., Term Loan, 3.75%, Maturing 7/1/20	$1,832	$1,776,936

		$1,776,936

Energy — 0.1%
EP Energy LLC, Term Loan, 3.50%, Maturing 5/24/18	$1,333	$1,305,833

		$1,305,833

Food / Beverage / Tobacco — 0.1%
New HB Acquisition, LLC, Term Loan, 6.75%, Maturing 4/9/20	$796	$812,915

		$812,915

Hotels — 0.2%
Hilton Worldwide Finance, LLC, Term Loan, 3.50%, Maturing 10/26/20	$1,779	$1,763,938

		$1,763,938

Insurance — 0.2%
Alliant Holdings I, Inc., Term Loan, 4.25%, Maturing 12/20/19	$1,958	$1,931,322

		$1,931,322

Metals / Mining — 0.3%
FMG Resources (August 2006) Pty. Ltd., Term Loan, 3.75%, Maturing 6/30/19	$3,723	$3,638,642

		$3,638,642

Publishing / Printing — 0.3%
Cengage Learning Acquisitions, Inc., Term Loan, 7.00%, Maturing 3/31/20	$1,592	$1,596,577
McGraw-Hill Global Education Holdings, LLC, Term Loan, 5.75%, Maturing 3/22/19	1,787	1,792,642

		$3,389,219

Services — 0.6%
Advantage Sales & Marketing, Inc., Term Loan - Second Lien, 7.50%, Maturing 7/25/22	$1,500	$1,495,625
AlixPartners, LLP, Term Loan - Second Lien, 9.00%, Maturing 7/10/21	2,800	2,849,000
Brickman Group Ltd. LLC, Term Loan - Second Lien, 7.50%, Maturing 12/17/21	2,164	2,136,096

		$6,480,721

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Super Retail — 1.1%
Albertson’s Holdings LLC, Term Loan, 4.50%, Maturing 8/25/21	$3,300	$3,304,353
National Vision, Inc., Term Loan, 4.00%, Maturing 3/12/21	3,980	3,875,525
National Vision, Inc., Term Loan - Second Lien, 6.75%, Maturing 3/11/22	2,000	1,900,000
rue21, Inc., Term Loan, 5.625%, Maturing 10/7/20	2,772	2,277,661

		$11,357,539

Technology — 0.4%
SkillSoft Corporation, Term Loan - Second Lien, 9.25%, Maturing 4/28/22	$4,400	$4,158,000

		$4,158,000

Telecommunications — 0.7%
Asurion LLC, Term Loan, 5.00%, Maturing 5/24/19	$3,109	$3,114,070
Asurion LLC, Term Loan - Second Lien, 8.50%, Maturing 3/3/21	3,700	3,768,221

		$6,882,291

Transportation Ex Air / Rail — 0.2%
CEVA Group PLC, Term Loan, 6.50%, Maturing 3/19/21	$500	$477,500
CEVA Intercompany B.V., Term Loan, 6.50%, Maturing 3/19/21	578	551,556
Ceva Logistics Canada, ULC, Term Loan, 6.50%, Maturing 3/19/21	100	95,096
Ceva Logisitics US Holdings, Inc., Term Loan, 6.50%, Maturing 3/19/21	797	760,767

		$1,884,919

Utilities — 0.6%
Energy Future Intermediate Holding Company LLC, DIP Loan, 4.25%, Maturing 6/19/16	$3,500	$3,497,335
Texas Competitive Electric Holdings Company, LLC, DIP Loan, 3.75%, Maturing 5/5/16	959	966,122
Texas Competitive Electric Holdings Company, LLC, Term Loan, 4.646%, Maturing 10/10/17	2,600	1,899,084

		$6,362,541

Total Senior Floating-Rate Interests (identified cost $53,474,906)		$52,738,410

Convertible Bonds — 1.0%

Security	Principal Amount (000’s omitted)	Value

Energy — 0.3%
American Energy - Utica, LLC, 3.50%, 3/1/21(1)(2)	$3,030	$3,284,429

		$3,284,429

Health Care — 0.7%
NuVasive, Inc., 2.75%, 7/1/17	$5,500	$6,637,813

		$6,637,813

Total Convertible Bonds (identified cost $8,268,498)		$9,922,242

Commercial Mortgage-Backed Securities — 0.2%

Security	Principal Amount (000’s omitted)	Value
HILT, Series 2013-HLT, Class EFX, 5.222%, 11/5/30(1)(11)	$2,065	$2,111,412

Total Commercial Mortgage-Backed Securities (identified cost $2,072,333)		$2,111,412

Common Stocks — 4.1%

Security	Shares	Value

Automotive & Auto Parts — 0.1%
General Motors Co.	25,000	$785,000

		$785,000

Broadcasting — 0.2%
AMC Networks, Inc., Class A(12)	35,000	$2,122,750

		$2,122,750

Building Materials — 0.3%
Panolam Holdings Co.(7)(8)(12)	3,117	$2,737,225

		$2,737,225

Chemicals — 0.1%
Tronox Ltd., Class A	42,600	$1,030,068

		$1,030,068

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Consumer Products — 0.0%(13)
HF Holdings, Inc.(7)(8)(12)	13,600	$335,784

		$335,784

Diversified Financial Services — 0.1%
CIT Group, Inc.	25,000	$1,223,250

		$1,223,250

Energy — 1.7%
Cheniere Energy, Inc.(12)	35,000	$2,625,000
El Paso Pipeline Partners, LP	70,000	2,845,500
Energy Transfer Equity, LP	25,000	1,459,000
Seven Generations Energy, Ltd.(8)(12)	560,000	11,156,275

		$18,085,775

Food / Beverage / Tobacco — 0.7%
Constellation Brands, Inc., Class A(12)	75,993	$6,956,399

		$6,956,399

Gaming — 0.0%(13)
New Cotai Participation Corp., Class B(7)(8)(12)	7	$221,515

		$221,515

Health Care — 0.6%
Amsurg Corp.(12)	75,000	$4,050,750
Hologic, Inc.(12)	100,000	2,619,000

		$6,669,750

Homebuilders / Real Estate — 0.1%
TRI Pointe Homes, Inc.(12)	80,000	$1,095,200

		$1,095,200

Services — 0.2%
Hertz Global Holdings, Inc.(12)	70,000	$1,534,400

		$1,534,400

Total Common Stocks (identified cost $34,697,623)		$42,797,116

Convertible Preferred Stocks — 0.7%

Security	Shares	Value

Energy — 0.1%
Chesapeake Energy Corp., 4.50%	10,851	$1,011,584
Chesapeake Energy Corp., 5.75%(1)	130	143,244

		$1,154,828

Food / Beverage / Tobacco — 0.2%
Post Holdings, Inc., 2.50%(1)	11,445	$891,995
Post Holdings, Inc., 5.25%	10,650	894,547

		$1,786,542

Health Care — 0.4%
Alere, Inc., 3.00%	14,925	$4,779,731

		$4,779,731

Total Convertible Preferred Stocks (identified cost $6,580,994)		$7,721,101

Miscellaneous — 0.9%

Security	Shares	Value

Cable / Satellite TV — 0.0%(13)
Adelphia, Inc., Escrow Certificate(12)	7,585,000	$66,369
Adelphia, Inc., Escrow Certificate(12)	3,555,000	31,106

		$97,475

Energy — 0.0%(13)
SemGroup Corp., Escrow Certificate(12)	6,330,000	$126,600

		$126,600

Gaming — 0.8%
BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17(8)(12)	5,410	$4,463,250
PGP Investors, LLC, Membership Interests(7)(8)(12)	11,429	3,999,999

		$8,463,249

Utilities — 0.1%
EME Reorganization Trust	2,640,437	$343,257

		$343,257

Total Miscellaneous (identified cost $4,583,058)		$9,030,581

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Portfolio of Investments — continued

Warrants — 0.0%(13)

Security	Shares	Value

Food / Beverage / Tobacco — 0.0%(13)
ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18	1,610	$169,050

		$169,050

Total Warrants (identified cost $0)		$169,050

Short-Term Investments — 3.6%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(14)	$37,911	$37,910,889

Total Short-Term Investments (identified cost $37,910,889)		$37,910,889

Total Investments — 99.4% (identified cost $994,503,611)		$1,033,616,489

Other Assets, Less Liabilities — 0.6%		$6,147,106

Net Assets — 100.0%		$1,039,763,595

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP	–	Debtor in Possession
HILT	–	Hilton USA Trust

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $420,762,411 or 40.5% of the Portfolio’s net assets.

(2)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)	When-issued/delayed delivery security.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(6)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2014.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(8)	Restricted security (see Note 5).

(9)	Currently the issuer is in default with respect to interest payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(10)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(11)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2014.

(12)	Non-income producing security.

(13)	Amount is less than 0.05%.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

(15)	Defaulted matured security.

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $956,592,722)	$995,705,600
Affiliated investment, at value (identified cost, $37,910,889)	37,910,889
Cash	318,661
Restricted cash*	1,409,996
Foreign currency, at value (identified cost, $121)	121
Interest and dividends receivable	16,157,605
Interest receivable from affiliated investment	8,248
Receivable for investments sold	2,666,302
Receivable for open forward foreign currency exchange contracts	227,793
Receivable for variation margin on open centrally cleared swap contracts	29,073
Receivable for open swap contracts	810,772
Premium paid on open swap contracts	152,063
Total assets	$1,055,397,123

Liabilities
Cash collateral due to brokers	$1,090,000
Payable for investments purchased	1,042,178
Payable for when-issued/delayed delivery securities	12,933,744
Payable for open forward foreign currency exchange contracts	3,621
Premium received on open swap contracts	23,937
Payable to affiliates:
Investment adviser fee	406,576
Trustees’ fees	4,085
Accrued expenses	129,387
Total liabilities	$15,633,528
Net Assets applicable to investors’ interest in Portfolio	$1,039,763,595

Sources of Net Assets
Investors’ capital	$999,560,581
Net unrealized appreciation	40,203,014
Total	$1,039,763,595

*	Represents restricted cash on deposit at the custodian and broker for open derivative contracts.

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income (net of foreign taxes, $1,129)	$64,862,967
Dividends	899,621
Interest allocated from affiliated investment	58,939
Expenses allocated from affiliated investment	(7,178)
Total investment income	$65,814,349

Expenses
Investment adviser fee	$4,965,530
Trustees’ fees and expenses	47,549
Custodian fee	269,118
Legal and accounting services	120,816
Interest expense on securities sold short	72,707
Miscellaneous	33,210
Total expenses	$5,508,930
Deduct —
Reduction of custodian fee	$344
Total expense reductions	$344

Net expenses	$5,508,586

Net investment income	$60,305,763

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$12,719,077
Investment transactions allocated from affiliated investment	597
Securities sold short	456,954
Swap contracts	484,947
Foreign currency and forward foreign currency exchange contract transactions	91,919
Net realized gain	$13,753,494
Change in unrealized appreciation (depreciation) —
Investments	$(5,357,587)
Swap contracts	(415,104)
Foreign currency and forward foreign currency exchange contracts	224,172
Net change in unrealized appreciation (depreciation)	$(5,548,519)

Net realized and unrealized gain	$8,204,975

Net increase in net assets from operations	$68,510,738

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$60,305,763	$59,221,965
Net realized gain from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	13,753,494	30,280,427
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(5,548,519)	5,651,069
Net increase in net assets from operations	$68,510,738	$95,153,461
Capital transactions —
Contributions	$167,637,129	$217,656,967
Withdrawals	(204,766,289)	(251,746,586)
Net decrease in net assets from capital transactions	$(37,129,160)	$(34,089,619)

Net increase in net assets	$31,381,578	$61,063,842

Net Assets
At beginning of year	$1,008,382,017	$947,318,175
At end of year	$1,039,763,595	$1,008,382,017

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.52%	0.54%	0.56%	0.60%	0.64%
Net investment income	5.72%	6.34%	7.06%	7.67%	8.65%
Portfolio Turnover	44%	62%	76%	78%	79%

Total Return	6.88%	10.46%	13.20%	5.90%	19.52%

Net assets, end of year (000’s omitted)	$1,039,764	$1,008,382	$947,318	$866,997	$852,159

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

33	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 55.5%, 35.5%, 7.1% and 0.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

34

High Income Opportunities Portfolio

October 31, 2014

Notes to Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the

35

High Income Opportunities Portfolio

October 31, 2014

Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty or CCP in the case of a centrally cleared swap to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Note 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

M  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the

36

High Income Opportunities Portfolio

October 31, 2014

Notes to Financial Statements — continued

Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion, 0.25% from $1 billion up to $1.5 billion and at reduced rates on daily net assets of $1.5 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, 2.50% when daily net assets are $1 billion but less than $1.5 billion and at reduced rates on daily net assets of $1.5 billion or more, and is payable monthly. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $4,965,530 or 0.47% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $486,968,011 and $444,010,917, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,009,730,635

Gross unrealized appreciation	$39,079,598
Gross unrealized depreciation	(15,193,744)

Net unrealized appreciation	$23,885,854

37

High Income Opportunities Portfolio

October 31, 2014

Notes to Financial Statements — continued

5  Restricted Securities

At October 31, 2014, the Portfolio owned the following securities (representing 2.5% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Principal Amount/Shares	Cost	Value

Corporate Bonds & Notes
Boyd Gaming Corp. Step Coupon HoldCo Note, 6.00% to 11/20/15, 11/20/18	11/30/12, 5/20/14	$2,432,262	$2,207,177	$2,634,046

Total Corporate Bonds & Notes			$2,207,177	$2,634,046

Common Stocks
HF Holdings, Inc.	10/27/09	13,600	$730,450	$335,784
New Cotai Participation Corp., Class B	4/12/13	7	216,125	221,515
Panolam Holdings Co.	12/30/09	3,117	1,712,792	2,737,225
Seven Generations Energy, Ltd.	12/5/13	560,000	6,578,020	11,156,275

Total Common Stocks			$9,237,387	$14,450,799

Miscellaneous
BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17	11/22/10	5,410	$94,675	$4,463,250
PGP Investors, LLC, Membership Interests	10/23/12	11,429	4,000,000	3,999,999

Total Miscellaneous			$4,094,675	$8,463,249

Total Restricted Securities			$15,539,239	$25,548,094

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/28/14	Canadian Dollar 7,000,000	United States Dollar 6,434,888	JPMorgan Chase Bank, N.A.	$227,793	$—	$227,793
11/28/14	Canadian Dollar 4,760,000	United States Dollar 4,217,204	JPMorgan Chase Bank, N.A.	—	(3,621)	(3,621)

				$227,793	$(3,621)	$224,172

38

High Income Opportunities Portfolio

October 31, 2014

Notes to Financial Statements — continued

Credit Default Swaps — Sell Protection
Counterparty	Reference Entity	Credit Rating*	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Bank of America, N.A.	Amkor Technology, Inc.	B2/B+	$ 1,150	5.00	%(1)	6/20/15	$40,329	$6,465	$46,794
Barclays Bank PLC	Amkor Technology, Inc.	B2/B+	2,000	5.00	(1)	6/20/15	70,137	17,472	87,609
Credit Suisse International	Ford Motor Co.	Baa3/BBB-	1,000	5.00	(1)	12/20/16	101,453	(861)	100,592
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	1,100	5.00	(1)	9/20/16	100,292	(18,280)	82,012
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	1,100	5.00	(1)	9/20/16	100,292	(32,716)	67,576
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	2,100	5.00	(1)	12/20/16	213,052	(45,402)	167,650
Goldman Sachs International	Ford Motor Co.	Baa3/BBB-	1,100	5.00	(1)	9/20/16	100,292	(21,171)	79,121
Goldman Sachs International	Ford Motor Co.	Baa3/BBB-	2,100	5.00	(1)	12/20/16	213,051	(33,633)	179,418

Total			$11,650				$938,898	$(128,126)	$810,772

Centrally Cleared Credit Default Swaps — Sell Protection
Counterparty	Reference Entity	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

ICE Clear Credit	Markit CDX North America High Yield Index	$6,500	5.00	%(1)	12/20/19	3.43%	$490,136	$(434,944)	$55,192

		$6,500					$490,136	$(434,944)	$55,192

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2014, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $18,150,000.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance return.

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into swap contracts (other than centrally cleared swaps) and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a

39

High Income Opportunities Portfolio

October 31, 2014

Notes to Financial Statements — continued

certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps and forward foreign currency exchange contracts in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $3,621. At October 31, 2014, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2014 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Credit	Swap contracts	$938,898	(1)	$—
Credit	Swap contracts (centrally cleared)	55,192	(2)	—
Foreign Exchange	Forward foreign currency exchange contracts	227,793	(3)	(3,621	)(4)

Total		$1,221,883		$(3,621)

Derivatives not subject to master netting or similar agreements		$55,192		$—

Total Derivatives subject to master netting or similar agreements		$1,166,691		$(3,621)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Premium paid/received on open swap contracts.

(2)

Amount represents cumulative unrealized appreciation on centrally cleared swap contracts in the Swaps Contracts table above. Only the current day’s variation margin on open centrally cleared swaps contracts is reported within the Statement of Assets and Liabilities as Receivable for variation margin on open centrally cleared swap contracts.

(3)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(4)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the

40

High Income Opportunities Portfolio

October 31, 2014

Notes to Financial Statements — continued

table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$40,329	$—	$—	$—	$40,329
Barclays Bank PLC	70,137	—	—	—	70,137
Credit Suisse International	101,453	—	—	—	101,453
Deutsche Bank AG	413,636	—	—	(413,636)	—
Goldman Sachs International	313,343	—	—	(313,343)	—
JPMorgan Chase Bank, N.A.	227,793	(3,621)	—	—	224,172

	$1,166,691	$(3,621)	$—	$(726,979)	$436,091

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

JPMorgan Chase Bank, N.A.	$(3,621)	$3,621	$—	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2014 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Credit	Swap contracts	$484,947	$(415,104)
Foreign Exchange	Forward foreign currency exchange contracts	85,181	224,172

Total		$570,128	$(190,932)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Forward Foreign Currency Exchange Contracts	Swap Contracts

$5,276,000	$12,304,000

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements.

41

High Income Opportunities Portfolio

October 31, 2014

Notes to Financial Statements — continued

Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

8  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$868,230,452	$2,985,236	$871,215,688
Senior Floating-Rate Interests	—	52,738,410	—	52,738,410
Convertible Bonds	—	9,922,242	—	9,922,242
Commercial Mortgage-Backed Securities	—	2,111,412	—	2,111,412
Common Stocks	28,346,317	11,156,275	3,294,524	42,797,116
Convertible Preferred Stocks	1,011,584	6,709,517	—	7,721,101
Miscellaneous	343,257	4,687,325	3,999,999	9,030,581
Warrants	—	169,050	—	169,050
Short-Term Investments	—	37,910,889	—	37,910,889

Total Investments	$29,701,158	$993,635,572	$10,279,759	$1,033,616,489

Forward Foreign Currency Exchange Contracts	$—	$227,793	$—	$227,793
Swap Contracts	—	994,090	—	994,090

Total	$29,701,158	$994,857,455	$10,279,759	$1,034,838,372

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(3,621)	$—	$(3,621)

Total	$—	$(3,621)	$—	$(3,621)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented.

At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

42

High Income Opportunities Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Income Opportunities Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

43

Eaton Vance High Income Opportunities Fund

High Income Opportunities Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance High Income Opportunities Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	98,706,671	1,921,150
Cynthia E. Frost	98,863,206	1,764,616
George J. Gorman	98,380,775	2,247,047
Valerie A. Mosley	98,774,795	1,853,027
Harriett Tee Taggart	98,667,159	1,960,663

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

High Income Opportunities Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	98.62%	1.38%
Cynthia E. Frost	98.69%	1.31%
George J. Gorman	98.41%	1.59%
Valerie A. Mosley	98.62%	1.38%
Harriett Tee Taggart	98.60%	1.40%

44

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

45

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael W. Weilheimer 1961	President of the Portfolio	1995	Vice President of EVM and BMR.

46

Eaton Vance

High Income Opportunities Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

47

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

48

Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446 10.31.14

Eaton Vance

Multi-Strategy

All Market Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Multi-Strategy All Market Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Special Meeting of Shareholders	27

Management and Organization	28

Important Notices	31

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2014, global equities, corporate credit and interest rates broadly rallied due to several key factors, most notably actions by major central banks around the globe in reaction to diverging economic trends.

In the U.S., economic data improved during the 12-month period. As a result, the Federal Reserve (the Fed) announced in December 2013 that it would begin tapering its quantitative easing program; it ultimately ended its bond purchases in October 2014. On the other hand, additional stimulus announcements from central banks in troubled developed markets, namely Europe and Japan, resulted in a positive environment for risk assets as well as broad U.S. dollar strength.

Emerging markets were influenced during the 12-month period by election results and geopolitical news. Indonesia and Turkey elected new presidents, while Brazil re-elected President Rousseff, who is unpopular with investors. Additional headlines out of emerging markets caused asset price volatility. These included tensions over Russia’s annexation of the Crimean Peninsula and its ongoing involvement in parts of eastern and southern Ukraine, as well as continued instability in the Middle East. In aggregate, emerging-market equities were flat, while emerging-market currencies were generally weaker versus the U.S. dollar.

Against this backdrop, the U.S. Treasury yield curve flattened and U.S. credit spreads generally narrowed. Overall, local interest rates were unchanged and credit spreads tightened modestly across emerging markets. Commodity prices tumbled during the period, driven by weakness in agricultural and energy commodities, as well as precious metals.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Multi-Strategy All Market Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 3.03%. By comparison, the Fund’s primary benchmark, Barclays U.S. Aggregate Bond Index2 (the Index), returned 4.14% for the period.

On the positive side, Global Macro Absolute Return Advantage Portfolio aided relative returns versus the Index. A mixture of long7 U.S. dollar positions versus other developed-market currencies, as well as select long and short8 positions across emerging markets, drove returns.

Holdings in floating-rate loans and high-yield bonds also aided performance relative to the Index, as defaults remained low and economic growth improved. The Fund’s allocations to global equities — including U.S., developed non-U.S. and emerging markets — were also notable contributors.

Detracting from performance relative to the Index was the Fund’s duration9 management — specifically management’s decision to manage duration near 1.50 years for most of the period — negatively impacted performance relative the Index, as interest rates fell over the course of the 12-month period and the Index had a duration near 5.5 years.

The Fund’s hedging strategy — specifically its strategy to protect against an increase in equity-market volatility — also detracted from performance versus the Index, as volatility remained below long-term averages for most of the period.

Additionally, a small allocation to gold and the stocks of gold mining companies detracted from returns versus the Index. The price for gold fell as markets priced in the potential for the Fed to increase short-term rates which would also result in an increasing of the opportunity cost of owning the precious metal.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Performance2,3

Portfolio Managers Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2011	10/31/2011	3.03%	—	3.30%
Class A with 4.75% Maximum Sales Charge	—	—	–1.85	—	1.64
Class C at NAV	10/31/2011	10/31/2011	2.29	—	2.52
Class C with 1% Maximum Sales Charge	—	—	1.29	—	2.52
Class I at NAV	10/31/2011	10/31/2011	3.20	—	3.53
Barclays U.S. Aggregate Bond Index	—	—	4.14%	4.22%	2.73%
MSCI All Country World Index	—	—	7.77	10.56	12.97

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.63%	2.38%	1.39%
Net			1.35	2.10	1.11

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2011	$10,775	N.A.
Class I	$250,000	10/31/2011	$277,477	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Fund Profile5

Portfolio Allocation (% of net assets)

*	Amount is less than 0.05%.

Fund Weightings (% of net assets)6

Absolute Return Strategies	32.8%
Global Macro Absolute Return Advantage Portfolio	17.2
Total Return Swaps (Risk Premia)	11.2
Option Absolute Return Strategy*	4.4

Income Strategies	40.8%
Eaton Vance Floating Rate Portfolio	28.4
Boston Income Portfolio	4.8
CMBS Portfolio	3.4
CMBS*	2.4
ABS*	1.8
Government Obligations Portfolio	0.0 **
International Income Portfolio	0.0 **

Equity Strategies	36.0%
S&P 500 Call Options*	11.1
Eaton Vance Hexavest Global Equity Fund, Class I	9.8
E-mini S&P 500 Index Futures	5.7
WisdomTree Japan Hedged Equity Fund	3.2
WisdomTree Europe Hedged Equity Fund	2.1
Parametric International Equity Fund, Institutional Class	2.1
Parametric Emerging Markets Fund, Institutional Class	2.0

Other	17.8%
U.S. Treasury Futures	10.9
Gold***	3.8
Total Return Swaps (Hedging)	3.1

Cash & Cash Equivalents****	20.3%

* ** ***	Held in MSAM Completion Portfolio. Amount is less than 0.05%. Gold held in a wholly-owned subsidiary of the Fund.

****	Held in MSAM Completion Portfolio and the Fund.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI All Country World Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect contractual expense reimbursements that continue through 2/28/15. Without the reimbursements, performance would have been lower.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]	Economic value is shown for derivatives holdings and, thus, total will not add to 100%. If applicable, CMBS refers to commercial mortgage-backed securities. ABS refers to asset-backed securities.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,010.90	$6.29	**	1.24%
Class C	$1,000.00	$1,007.20	$9.92	**	1.96%
Class I	$1,000.00	$1,011.20	$5.02	**	0.99%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$6.31	**	1.24%
Class C	$1,000.00	$1,015.30	$9.96	**	1.96%
Class I	$1,000.00	$1,020.20	$5.04	**	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Portfolio of Investments

Investments in Affiliated Portfolios

Description		Value	% of Net Assets
Boston Income Portfolio (identified cost, $3,067,953)		$3,591,414	4.8%
CMBS Portfolio (identified cost, $2,521,839)		2,506,814	3.4
Eaton Vance Floating Rate Portfolio (identified cost, $21,325,164)		21,085,215	28.4
Global Macro Absolute Return Advantage Portfolio (identified cost, $12,737,293)		12,752,529	17.2
Government Obligations Portfolio (identified cost, $53,283)		3,288	0.0 (1)
International Income Portfolio (identified cost, $7,581)		1	0.0 (1)
MSAM Completion Portfolio (identified cost, $17,765,364)		17,799,572	23.9

Total Investments in Affiliated Portfolios (identified cost $57,478,477)		$57,738,833	77.7%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets
Eaton Vance Hexavest Global Equity Fund, Class I	590,651	$7,300,444	9.8%
Parametric Emerging Markets Fund, Institutional Class	95,858	1,491,551	2.0
Parametric International Equity Fund, Institutional Class	123,005	1,517,887	2.1

Total Investments in Affiliated Investment Funds (identified cost $9,501,686)		$10,309,882	13.9%

Exchange-Traded Funds

Security	Shares	Value	% of Net Assets
SPDR Gold Trust(2)	24,876	$2,802,530	3.8%
WisdomTree Europe Hedged Equity Fund	27,459	1,553,630	2.1
WisdomTree Japan Hedged Equity Fund	44,879	2,415,388	3.2

Total Exchange-Traded Funds (identified cost $7,263,900)		$6,771,548	9.1%

Short-Term Investments

U.S. Treasury Obligations

Security	Principal Amount (000’s omitted)	Value	% of Net Assets
U.S. Treasury Bill, 0.00%, 1/29/15(3)	$150	$149,999	0.2%

Total U.S. Treasury Obligations (identified cost $149,997)		$149,999	0.2%

Total Investments (identified cost $74,394,060)		$74,970,262	100.9%

Other Assets, Less Liabilities		$(641,065)	(0.9)%

Net Assets		$74,329,197	100.0%

(1)	Amount is less than 0.05%.

(2)	Non-income producing.

(3)	Security (or portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2014
Affiliated investments, at value (identified cost, $66,980,163)	$68,048,715
Unaffiliated investments, at value (identified cost, $7,413,897)	6,921,547
Cash	290,707
Restricted cash*	316,600
Receivable for Fund shares sold	93,032
Receivable for variation margin on open financial futures contracts	23,833
Receivable for open swap contracts	34,190
Total assets	$75,728,624

Liabilities
Payable for investments purchased	$805,176
Payable for Fund shares redeemed	124,224
Payable for open swap contracts	278,569
Payable for closed swap contracts	88,176
Payable to affiliates:
Investment adviser fee	3,011
Distribution and service fees	10,139
Trustees’ fees	42
Other	7,003
Accrued expenses	83,087
Total liabilities	$1,399,427
Net Assets	$74,329,197

Sources of Net Assets
Paid-in capital	$73,821,703
Accumulated net realized loss	(85,319)
Accumulated distributions in excess of net investment income	(12,345)
Net unrealized appreciation	605,158
Total	$74,329,197

Class A Shares
Net Assets	$50,523,142
Shares Outstanding	5,006,207
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.09
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.59

Class C Shares
Net Assets	$506,279
Shares Outstanding	50,289
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$10.07

Class I Shares
Net Assets	$23,299,776
Shares Outstanding	2,310,349
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.08

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends from Affiliated Investment Funds	$403,814
Dividend income	1,341
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $11,213)	2,153,327
Dividends allocated from affiliated Portfolios (net of foreign taxes, $8,797)	166,053
Expenses, excluding interest expense, allocated from affiliated Portfolios	(558,827)
Interest expense allocated from affiliated Portfolios	(20,856)
Total investment income	$2,144,852

Expenses
Investment adviser and administration fee	$14,098
Distribution and service fees
Class A	122,247
Class C	1,835
Trustees’ fees and expenses	500
Custodian fee	37,924
Transfer and dividend disbursing agent fees	40,488
Legal and accounting services	65,082
Printing and postage	27,931
Registration fees	39,315
Miscellaneous	15,104
Total expenses	$364,524
Deduct —
Reduction of custodian fee	$10
Allocation of expenses to affiliate	157,134
Total expense reductions	$157,144

Net expenses	$207,380

Net investment income	$1,937,472

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a loss of $348,379 from affiliated Portfolios and a gain of $256,809 from Affiliated Investment Funds)	$(87,798)
Financial futures contracts	104,954
Swap contracts	(166,285)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $1,808 and including a gain of $62,735 from precious metals)	1,377,183
Written options	202,416
Securities sold short	660,905
Futures contracts	(393,048)
Swap contracts	(185,041)
Forward commodity contracts	11,488
Foreign currency and forward foreign currency exchange contract transactions	18,766
Net realized gain	$1,543,540
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolios	$348,379
Affiliated Investment Funds	(51,438)
Unaffiliated investments	(258,695)
Financial futures contracts	262,994
Swap contracts	(173,492)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (net of decrease in accrued foreign capital gains taxes of $7 and including net decrease of $73,046 from precious metals)	(1,847,224)
Written options	(37,153)
Securities sold short	110,443
Futures contracts	39,158
Swap contracts	23,410
Forward commodity contracts	3,249
Foreign currency and forward foreign currency exchange contracts	399,665
Net change in unrealized appreciation (depreciation)	$(1,180,704)

Net realized and unrealized gain	$362,836

Net increase in net assets from operations	$2,300,308

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$1,937,472	$2,290,254
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	1,543,540	(1,937,960)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(1,180,704)	872,550
Net increase in net assets from operations	$2,300,308	$1,224,844
Distributions to shareholders —
From net investment income
Class A	$(1,294,725)	$(1,829,868)
Class C	(3,516)	(743)
Class I	(563,171)	(341,582)
From net realized gain
Class A	—	(68,859)
Class C	—	(13)
Class I	—	(3,743)
Tax return of capital
Class A	—	(110,734)
Class C	—	(56)
Class I	—	(26,494)
Total distributions to shareholders	$(1,861,412)	$(2,382,092)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$19,551,038	$23,276,360
Class C	425,835	73,745
Class I	25,085,303	29,715,929
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	482,782	1,011,536
Class C	3,323	521
Class I	254,172	246,066
Cost of shares redeemed
Class A	(31,191,761)	(44,468,567)
Class C	(12,659)	(302)
Class I	(26,231,567)	(7,191,103)
Net increase (decrease) in net assets from Fund share transactions	$(11,633,534)	$2,664,185

Net increase (decrease) in net assets	$(11,194,638)	$1,506,937

Net Assets
At beginning of year	$85,523,835	$84,016,898
At end of year	$74,329,197	$85,523,835

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(12,345)	$61,303

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Financial Highlights

	Class A
	Year Ended October 31,
	2014		2013	2012
Net asset value — Beginning of year	$10.060		$10.180	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.277		$0.262	$0.335
Net realized and unrealized gain (loss)	0.024		(0.112)	0.199

Total income from operations	$0.301		$0.150	$0.534

Less Distributions
From net investment income	$(0.271)		$(0.248)	$(0.286)
From net realized gain	—		(0.009)	(0.068)
Tax return of capital	—		(0.013)	—

Total distributions	$(0.271)		$(0.270)	$(0.354)

Net asset value — End of year	$10.090		$10.060	$10.180

Total Return(2)	3.03%		1.49%	5.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,523		$61,372	$82,415
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)(6)	1.23	%(7)	1.45%	1.46%
Net investment income	2.75%		2.58%	3.32%
Portfolio Turnover of the Fund(8)	100%		46%	65%

Class A commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.23%, 0.11% and 0.34% of average daily net assets for the years ended October 31, 2014, 2013 and 2012, respectively). Absent this subsidy, total return would have been lower.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.10% and 0.11% for the years ended October 31, 2014, 2013 and 2012, respectively.

(7)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.15% of average daily net assets for the year ended October 31, 2014).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014		2013	2012
Net asset value — Beginning of year	$10.050		$10.170	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.151		$0.160	$0.247
Net realized and unrealized gain (loss)	0.077		(0.075)	0.192

Total income from operations	$0.228		$0.085	$0.439

Less Distributions
From net investment income	$(0.208)		$(0.186)	$(0.201)
From net realized gain	—		(0.009)	(0.068)
Tax return of capital	—		(0.010)	—

Total distributions	$(0.208)		$(0.205)	$(0.269)

Net asset value — End of year	$10.070		$10.050	$10.170

Total Return(2)	2.29%		0.84%	4.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$506		$88	$15
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)(6)	1.96	%(7)	2.20%	2.17%
Net investment income	1.50%		1.59%	2.46%
Portfolio Turnover of the Fund(8)	100%		46%	65%

Class C commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.23%, 0.11% and 0.38% of average daily net assets for the years ended October 31, 2014, 2013 and 2012, respectively). Absent this subsidy, total return would have been lower.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.10% and 0.11% for the years ended October 31, 2014, 2013 and 2012, respectively.

(7)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.17% of average daily net assets for the year ended October 31, 2014).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014		2013	2012
Net asset value — Beginning of year	$10.060		$10.170	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.313		$0.260	$0.355
Net realized and unrealized gain (loss)	0.005		(0.076)	0.195

Total income from operations	$0.318		$0.184	$0.550

Less Distributions
From net investment income	$(0.298)		$(0.270)	$(0.312)
From net realized gain	—		(0.009)	(0.068)
Tax return of capital	—		(0.015)	—

Total distributions	$(0.298)		$(0.294)	$(0.380)

Net asset value — End of year	$10.080		$10.060	$10.170

Total Return(2)	3.20%		1.83%	5.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,300		$24,065	$1,587
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)(6)	0.98	%(7)	1.21%	1.10%
Net investment income	3.10%		2.57%	3.54%
Portfolio Turnover of the Fund(8)	100%		46%	65%

Class I commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.23%, 0.11% and 0.43% of average daily net assets for the years ended October 31, 2014, 2013 and 2012, respectively). Absent this subsidy, total return would have been lower.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.10% and 0.10% for the years ended October 31, 2014, 2013 and 2012, respectively.

(7)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.15% of average daily net assets for the year ended October 31, 2014).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy All Market Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following seven portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, CMBS Portfolio, Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio), Global Macro Absolute Return Advantage Portfolio, Government Obligations Portfolio, International Income Portfolio and MSAM Completion Portfolio (the Portfolios), which are Massachusetts business trusts, in shares of Eaton Vance Hexavest Global Equity Fund, Parametric Emerging Markets Fund and Parametric International Equity Fund (the Affiliated Investment Funds) and in shares of non-affiliated funds. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, CMBS Portfolio, Eaton Vance Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Government Obligations Portfolio, International Income Portfolio and MSAM Completion Portfolio (0.1%, 7.2%, 0.2%, 0.8%, less than 0.05%, less than 0.05% and 99.9%, respectively, at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Funds. A copy of each Portfolio’s financial statements and the Affiliated Investment Funds’ financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance AM Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2014 were $3,173,853 or 4.3% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio

14

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Notes to Financial Statements — continued

managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund reflects the Portfolios’ proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investments in the Affiliated Investment Funds are valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments, including the Affiliated Investment Funds, is recorded on the ex-dividend date for dividends received in cash and/or securities.

15

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Notes to Financial Statements — continued

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception or reset date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the next reset or termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

J  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as

16

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Notes to Financial Statements — continued

a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$1,861,412	$2,172,193
Long-term capital gains	$—	$72,615
Tax return of capital	$—	$137,284

During the year ended October 31, 2014, accumulated net realized loss was decreased by $217,945, accumulated undistributed net investment income was decreased by $149,708 and paid-in capital was decreased by $68,237 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, investments in passive foreign investment companies (PFICs), paydown gain (loss), swap contracts, mixed straddles, premium amortization, accretion of market discount, distributions from real estate investment trusts (REITs), a Portfolio’s investment in a subsidiary, partnership allocations, investments in partnerships, futures contracts and options contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$252,703
Undistributed long-term capital gains	$45,945
Net unrealized appreciation	$208,846

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, written options contracts, futures contracts, swap contracts, investments in partnerships, distributions from REITs, investments in PFICs, premium amortization, accretion of market discount, defaulted bond interest, mixed straddle amounts and a Portfolio’s investment in a subsidiary.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Fund’s investment in the Subsidiary and including the affiliated Portfolios, at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$74,896,139

Gross unrealized appreciation	$1,234,408
Gross unrealized depreciation	(938,956)

Net unrealized appreciation	$295,452

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. The fee is computed at an annual rate of 0.615% of the Fund’s consolidated average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in other investment companies managed by EVM or its affiliates, the Fund is allocated its share of such investment companies’ adviser fee. For the year ended October 31, 2014, the Fund’s allocated portion of the adviser fee paid by the Portfolios totaled $383,661, and the adviser and administration fees paid by the Fund on Investable Assets amounted to $14,098. For the year ended October 31, 2014, the Fund’s investment adviser and administration fee, including the adviser fees allocated from the Portfolios, was 0.58% of the Fund’s average daily net assets.

17

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Notes to Financial Statements — continued

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and including management fees and other expenses associated with the Fund’s investment in Affiliated Investment Funds) exceed 1.35%, 2.10%, and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2015. Pursuant to this agreement, EVM was allocated $157,134 of the Fund’s operating expenses for the year ended October 31, 2014.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $680 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $641 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser and administration fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $13,265,340 and $8,364,671 respectively, for the year ended October 31, 2014.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $122,247 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $1,376 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $459 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

7  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$7,155,684	$14,519,441
Eaton Vance Floating Rate Portfolio	14,068,190	16,830,556
Global Macro Absolute Return Advantage Portfolio	7,049,401	12,306,603
Global Macro Portfolio	79,634	4,026,636
Government Obligations Portfolio	38,961	1,555,090
International Income Portfolio	22,252	1,106,836
MSAM Completion Portfolio	26,614,664	11,678,463
Parametric Market Neutral Portfolio	1,357,905	12,584,847

18

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	1,952,477	2,290,933
Issued to shareholders electing to receive payments of distributions in Fund shares	47,976	99,960
Redemptions	(3,094,442)	(4,389,954)

Net decrease	(1,093,989)	(1,999,061)

	Year Ended October 31,
Class C	2014	2013

Sales	42,490	7,261
Issued to shareholders electing to receive payments of distributions in Fund shares	329	52
Redemptions	(1,261)	(30)

Net increase	41,558	7,283

	Year Ended October 31,
Class I	2014	2013

Sales	2,488,236	2,927,867
Issued to shareholders electing to receive payments of distributions in Fund shares	25,312	24,516
Redemptions	(2,596,188)	(715,428)

Net increase (decrease)	(82,640)	2,236,955

At October 31, 2014, accounts advised by EVM and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 58.2% of the value of the outstanding shares of the Fund.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

19

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation

	Equity Futures
12/14	42 E-Mini S&P 500 Index	Long	$4,079,576	$4,223,940	$144,364

	Interest Rate Futures
12/14	27 U.S. 10-Year Treasury Note	Long	3,387,073	3,411,703	24,630
12/14	30 U.S. Ultra-Long Treasury Bond	Long	4,610,375	4,704,375	94,000

					$262,994

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Societe Generale	$825	Receives	SGI Vol Invest Alpha 2 Index	Pays	0.30%	6/15/15	$34,190
Societe Generale	1,650	Receives	SGI Vol Invest Beta 2 Index	Pays	1-Month USD- LIBOR-BBA + 0.30%	6/15/15	(220,903)
Societe Generale	3,600	Receives	SGI Commodity Dual Strategy Index(1)(2)	Pays	0.35%	10/5/15	(46,030)

Societe Generale	4,750	Receives	SGI Eaton Vance Risk Premia Index(1)(3)	Pays	0.35	10/5/15	(1,295)

							$(234,038)

(1)

Swap is subject to optional notional adjustments prior to the termination date whereby the Fund may decrease the notional amount upon notification to the counterparty or increase the notional amount upon mutual agreement with the counterparty.

(2)	Represents a custom index created by Societe Generale comprised of two underlying indices as follows: SGI Commodity Curve Momentum Index (50%) and SGI Smart Market Neutral Commodity 2 Index (50%).

(3)

Represents a custom index created by Societe Generale comprised of three underlying indices as follows: SGI FX-G4 Smile Premium Index (40%), SGI FX-G10 Mean Reversion Index (40%) and SGI US Delta Cap Mean Reversion Index (20%).

At October 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Fund is subject to the following risks:

Commodity Risk: The Fund invests in commodity-linked derivative instruments, including total return swaps based on a commodity index, to enhance total return and to gain exposure to the investment returns of commodities markets without investing directly in physical commodities.

Equity Price Risk: The Fund enters into total return swap contracts on a security, basket of securities or an index to hedge against fluctuations in securities prices. The Fund also enters into equity futures contracts to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: During the year ended October 31, 2014, the Fund entered into foreign currency futures contracts and total return swaps to enhance total return.

20

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Notes to Financial Statements — continued

Interest Rate Risk: The Fund enters into interest rate futures contracts to manage the effective duration of the Fund and to hedge against fluctuations in interest rates.

The Fund enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $268,228. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $159,999 at October 31, 2014.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2014 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$144,364	$—	$118,630	$262,994
Receivable for open swap contracts	—	34,190	—	—	34,190

Total Asset Derivatives	$—	$178,554	$—	$118,630	$297,184

Derivatives not subject to master netting or similar agreements	$—	$144,364	$—	$118,630	$262,994

Total Asset Derivatives subject to master netting or similar agreements	$—	$34,190	$—	$—	$34,190

	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Payable for open swap contracts	$(46,030)	$(220,903)	$(1,295)	$—	$(268,228)

Total Liability Derivatives subject to master netting or similar agreements	$(46,030)	$(220,903)	$(1,295)	$—	$(268,228)

*	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable for variation margin.

21

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Notes to Financial Statements — continued

During the current reporting period, the Fund adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for assets and pledged by the Fund (and Subsidiary) for liabilities as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Societe Generale	$34,190	$(34,190)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Societe Generale	$(268,228)	$34,190	$149,999	$10,000	$(74,039)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2014 was as follows:

Consolidated Statement of Operations Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Financial futures contracts	$—	$(17,359)	$42,050	$80,263
Swap contracts	10,920	(80,067)	(97,138)	—

Total	$10,920	$(97,426)	$(55,088)	$80,263

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$—	$144,364	$—	$118,630
Swap contracts	(46,030)	(126,167)	(1,295)	—

Total	$(46,030)	$18,197	$(1,295)	$118,630

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts

$3,130,000	$1,800,000	$3,819,000

22

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Consolidated Notes to Financial Statements — continued

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

11  Affiliated Investment Funds

Transactions with Affiliated Investment Funds for the year ended October 31, 2014 were as follows:

Fund	Value, beginning of period	Cost of purchases	Proceeds from sales	Investment income	Realized gain (loss)	Value, end of period

Eaton Vance Hexavest Global Equity Fund, Class I	$8,943,914	$2,550,985	$4,481,578	$372,054	$272,432	$7,300,444
Parametric Emerging Markets Fund, Institutional Class	2,155,163	812,379	1,564,675	31,760	54,823	1,491,551
Parametric International Equity Fund, Institutional Class	—	3,254,198	1,565,875	—	(70,446)	1,517,887

Total	$11,099,077	$6,617,562	$7,612,128	$403,814	$256,809	$10,309,882

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Notes to Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments in securities, investments in the Portfolios and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$57,738,833	$—	$—	$57,738,833
Investments in Affiliated Investment Funds	10,309,882	—	—	10,309,882
Exchange-Traded Funds	6,771,548	—	—	6,771,548
Short-Term Investments	—	149,999	—	149,999

Total Investments	$74,820,263	$149,999	$—	$74,970,262

Futures Contracts	$262,994	$—	$—	$262,994
Swap Contracts	—	34,190	—	34,190

Total	$75,083,257	$184,189	$—	$75,267,446

Liability Description

Swap Contracts	$—	$(268,228)	$—	$(268,228)

Total	$—	$(268,228)	$—	$(268,228)

The Fund held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

24

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy All Market Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Multi-Strategy All Market Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of October 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy All Market Fund and subsidiary as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2014

25

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $573,539, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified income eligible for the reduced tax rate of 15%.

26

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	5,867,161	399
Cynthia E. Frost	5,867,161	399
George J. Gorman	5,867,161	399
Valerie A. Mosley	5,867,161	399
Harriett Tee Taggart	5,867,161	399

(1)	Excludes fractional shares.

27

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

28

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

29

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2014

Management and Organization — continued

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796 10.31.14

Eaton Vance

Multi-Strategy Absolute

Return Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Multi-Strategy Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Special Meeting of Shareholders	24

Management and Organization	25

Important Notices	28

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2014, global equities, corporate credit and interest rates broadly rallied due to several key factors, most notably actions by major central banks around the globe in reaction to diverging economic trends.

In the U.S., economic data improved during the 12-month period. As a result, the Federal Reserve announced in December 2013 that it would begin tapering its quantitative easing program; it ultimately ended its bond purchases in October 2014. On the other hand, additional stimulus announcements from central banks in troubled developed markets, namely Europe and Japan, resulted in a positive environment for risk assets as well as broad U.S. dollar strength.

Emerging markets were influenced during the 12-month period by election results and geopolitical news. Indonesia and Turkey elected new presidents, while Brazil re-elected President Rousseff, who is unpopular with investors. Additional headlines out of emerging markets caused asset price volatility. These included tensions over Russia’s annexation of the Crimean Peninsula and its ongoing involvement in parts of eastern and southern Ukraine, as well as continued instability in the Middle East. In aggregate, emerging-market equities were flat, while emerging-market currencies were generally weaker versus the U.S. dollar.

Against this backdrop, the U.S. Treasury yield curve flattened and U.S. credit spreads generally narrowed. Overall, local interest rates were unchanged and credit spreads tightened modestly across emerging markets. Commodity prices tumbled during the period, driven by weakness in agricultural and energy commodities, as well as precious metals.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.45%. This compared favorably to the performance of the Fund’s benchmark, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), which returned 0.05% for the period.

The Fund achieved positive returns across both of its broad allocations to absolute return and income strategies. Allocations to the Global Macro Portfolio and Global Macro

Absolute Return Advantage Portfolio were the top contributors to the Fund’s performance during the period. A mixture of long7 U.S. dollar positions versus other developed-market currencies, as well as select long and short8 positions across emerging markets, drove returns.

The Fund’s allocation in U.S. agency mortgage-backed securities was also a notable contributor, as mortgage refinancing rates remained low, increasing the attractiveness of these securities. Holdings in floating-rate loans also aided Fund performance, as defaults remained low and economic growth improved.

The Fund’s duration9 management — specifically management’s decision to manage duration near 1.25 years for most of the period — also aided Fund returns, as interest rates fell over the course of the 12-month period.

The Fund’s hedging strategy — specifically, its strategy to protect against an increase in equity-market volatility — detracted from Fund performance, as volatility remained below long-term averages for most of the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Performance2,3

Portfolio Managers Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	12/07/2004	12/07/2004	1.45%	2.35%	3.29%
Class A with 4.75% Maximum Sales Charge	—	—	–3.39	1.37	2.78
Class B at NAV	12/07/2004	12/07/2004	0.55	1.56	2.50
Class B with 5% Maximum Sales Charge	—	—	–4.40	1.19	2.50
Class C at NAV	12/07/2004	12/07/2004	0.58	1.56	2.51
Class C with 1% Maximum Sales Charge	—	—	–0.41	1.56	2.51
Class I at NAV	10/01/2009	12/07/2004	1.60	2.58	3.42
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.05%	0.09%	1.58%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		1.33%	2.08%	2.08%	1.08%
Net		1.25	2.00	2.00	1.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/07/2004	$12,775	N.A.
Class C	$10,000	12/07/2004	$12,779	N.A.
Class I	$250,000	12/07/2004	$348,834	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Fund Profile5

Portfolio Allocation (% of net assets)

Fund Weightings (% of net assets)6

Absolute Return Strategies	34.7%
Total Return Swaps (Risk Premia)*	15.3
Global Macro Absolute Return Advantage Portfolio	14.4
Option Absolute Return Strategy*	5.0

Income Strategies	47.5%
Eaton Vance Floating Rate Portfolio	21.6
CMBS Portfolio	9.4
CMBS*	5.9
Short-Term U.S. Government Portfolio	5.1
Government Obligations Portfolio	4.6
ABS*	0.9

Equity Strategies	0.1%
Total Return Swaps (Hedging Equity)*	–6.6
Parametric International Equity Fund, Institutional Class	3.4
Parametric Emerging Markets Fund, Institutional Class	3.3

Other	15.4%
U.S. Treasury Futures*	12.5
Total Return Swaps (Hedging)*	2.9

Cash & Cash Equivalents*	32.6%

*	Held in MSAR Completion Portfolio.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions.
[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]	Economic value is shown for derivatives holdings and, thus, total will not add to 100%. If applicable, CMBS refers to commercial mortgage-backed securities. ABS refers to asset-backed securities.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,006.40	$6.47	1.28%
Class B	$1,000.00	$1,002.40	$10.25	2.03%
Class C	$1,000.00	$1,002.50	$10.25	2.03%
Class I	$1,000.00	$1,007.70	$5.21	1.03%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.51	1.28%
Class B	$1,000.00	$1,015.00	$10.31	2.03%
Class C	$1,000.00	$1,015.00	$10.31	2.03%
Class I	$1,000.00	$1,020.00	$5.24	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Portfolio of Investments

Investments in Affiliated Portfolios

Description		Value	% of Net Assets
CMBS Portfolio (identified cost, $20,143,428)		$20,048,047	9.4%
Eaton Vance Floating Rate Portfolio (identified cost, $48,658,251)		46,251,849	21.6
Global Macro Absolute Return Advantage Portfolio (identified cost, $30,089,073)		30,852,787	14.4
Government Obligations Portfolio (identified cost, $6,528,888)		9,918,078	4.6
MSAR Completion Portfolio (identified cost, $83,343,637)		83,483,866	39.1
Short-Term U.S. Government Portfolio (identified cost, $10,873,235)		10,798,445	5.1

Total Investments in Affiliated Portfolios (identified cost $199,636,512)		$201,353,072	94.2%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets
Parametric Emerging Markets Fund, Institutional Class	457,317	$7,115,854	3.3%
Parametric International Equity Fund, Institutional Class	579,598	7,152,241	3.4

Total Investments in Affiliated Investment Funds (identified cost $15,000,000)		$14,268,095	6.7%

Total Investments (identified cost $214,636,512)		$215,621,167	100.9%

Other Assets, Less Liabilities		$(1,862,052)	(0.9)%

Net Assets		$213,759,115	100.0%

7	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Affiliated investments, at value (identified cost, $214,636,512)	$215,621,167
Receivable for Fund shares sold	223,644
Total assets	$215,844,811

Liabilities
Payable for Fund shares redeemed	$1,942,916
Payable to affiliates:
Distribution and service fees	59,081
Trustees’ fees	42
Accrued expenses	83,657
Total liabilities	$2,085,696
Net Assets	$213,759,115

Sources of Net Assets
Paid-in capital	$277,776,131
Accumulated net realized loss	(63,884,052)
Accumulated distributions in excess of net investment income	(1,117,619)
Net unrealized appreciation	984,655
Total	$213,759,115

Class A Shares
Net Assets	$104,787,658
Shares Outstanding	12,063,204
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.69
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.12

Class B Shares
Net Assets	$4,223,092
Shares Outstanding	486,404
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.68

Class C Shares
Net Assets	$37,383,727
Shares Outstanding	4,306,553
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.68

Class I Shares
Net Assets	$67,364,638
Shares Outstanding	7,758,983
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.68

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $38,006)	$9,215,443
Dividends allocated from affiliated Portfolios (net of foreign taxes, $75,111)	1,390,357
Expenses, excluding interest expense, allocated from affiliated Portfolios	(2,852,649)
Interest expense allocated from affiliated Portfolios	(91,307)
Total investment income from Portfolios	$7,661,844

Expenses
Distribution and service fees
Class A	$332,588
Class B	60,849
Class C	449,263
Trustees’ fees and expenses	500
Custodian fee	33,996
Transfer and dividend disbursing agent fees	165,380
Legal and accounting services	45,826
Printing and postage	55,571
Registration fees	54,952
Miscellaneous	16,890
Total expenses	$1,215,815

Net investment income	$6,446,029

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a gain of $4,538,346 from affiliated Portfolios)	$4,532,774
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $6,054 and including a loss of $312,299 from precious metals)	13,243,015
Written options	931,060
Securities sold short	(962,125)
Futures contracts	(3,275,531)
Swap contracts	(2,369,650)
Forward commodity contracts	75,939
Foreign currency and forward foreign currency exchange contract transactions	(182,228)
Net realized gain	$11,993,254
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolios	$(4,538,346)
Affiliated Investment Funds	(731,905)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (net of decrease in accrued foreign capital gains taxes of $553 and including net increase of $410,467 from precious metals)	(13,763,107)
Written options	(306,319)
Securities sold short	623,546
Futures contracts	1,566,933
Swap contracts	812,719
Forward commodity contracts	(24,501)
Foreign currency and forward foreign currency exchange contracts	1,851,961
Net change in unrealized appreciation (depreciation)	$(14,509,019)

Net realized and unrealized loss	$(2,515,765)

Net increase in net assets from operations	$3,930,264

9	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$6,446,029	$11,773,013
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	11,993,254	(19,861,526)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(14,509,019)	250,848
Net increase (decrease) in net assets from operations	$3,930,264	$(7,837,665)
Distributions to shareholders —
From net investment income
Class A	$(3,091,676)	$(3,931,425)
Class B	(95,316)	(132,393)
Class C	(716,931)	(742,955)
Class I	(3,324,590)	(4,843,646)
Tax return of capital
Class A	(11,530)	(2,036,563)
Class B	(348)	(68,256)
Class C	(2,684)	(389,788)
Class I	(9,897)	(2,796,114)
Total distributions to shareholders	$(7,252,972)	$(14,941,140)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$22,721,105	$56,338,393
Class B	29,512	83,243
Class C	1,717,616	4,448,863
Class I	38,198,999	149,950,714
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,193,471	4,289,874
Class B	83,814	181,734
Class C	656,839	1,006,480
Class I	2,259,518	4,877,555
Cost of shares redeemed
Class A	(92,702,421)	(221,471,385)
Class B	(2,112,348)	(4,772,860)
Class C	(18,736,246)	(40,454,790)
Class I	(249,543,425)	(139,184,740)
Net asset value of shares exchanged
Class A	1,839,371	3,467,889
Class B	(1,839,371)	(3,467,889)
Net decrease in net assets from Fund share transactions	$(295,233,566)	$(184,706,919)

Net decrease in net assets	$(298,556,274)	$(207,485,724)

Net Assets
At beginning of year	$512,315,389	$719,801,113
At end of year	$213,759,115	$512,315,389

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(1,117,619)	$(92,140)

10	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$8.770		$9.090		$9.160		$9.200		$8.890

Income (Loss) From Operations
Net investment income(1)	$0.178		$0.164		$0.171		$0.172		$0.350
Net realized and unrealized gain (loss)	(0.052)		(0.274)		0.007		(0.023)		0.362

Total income (loss) from operations	$0.126		$(0.110)		$0.178		$0.149		$0.712

Less Distributions
From net investment income	$(0.205)		$(0.134)		$(0.188)		$(0.189)		$(0.296)
Tax return of capital	(0.001)		(0.076)		(0.060)		—		(0.106)

Total distributions	$(0.206)		$(0.210)		$(0.248)		$(0.189)		$(0.402)

Net asset value — End of year	$8.690		$8.770		$9.090		$9.160		$9.200

Total Return(2)	1.45%		(1.23)%		1.97%		1.62%		8.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$104,788		$172,036		$338,114		$413,764		$146,073
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.29	%(5)	1.33	%(5)	1.27	%(5)	1.22	%(5)	1.10%
Net investment income	2.04%		1.83%		1.88%		1.86%		3.85%
Portfolio Turnover of the Fund(6)	68%		20%		68%		26%		60%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.08%, 0.09% and 0.05% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$8.770		$9.080		$9.150		$9.200		$8.890

Income (Loss) From Operations
Net investment income(1)	$0.113		$0.097		$0.103		$0.115		$0.283
Net realized and unrealized gain (loss)	(0.065)		(0.266)		0.006		(0.045)		0.361

Total income (loss) from operations	$0.048		$(0.169)		$0.109		$0.070		$0.644

Less Distributions
From net investment income	$(0.137)		$(0.090)		$(0.136)		$(0.120)		$(0.246)
Tax return of capital	(0.001)		(0.051)		(0.043)		—		(0.088)

Total distributions	$(0.138)		$(0.141)		$(0.179)		$(0.120)		$(0.334)

Net asset value — End of year	$8.680		$8.770		$9.080		$9.150		$9.200

Total Return(2)	0.55%		(1.88)%		1.21%		0.75%		7.37%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,223		$8,118		$16,541		$22,469		$28,217
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	2.04	%(5)	2.08	%(5)	2.02	%(5)	1.96	%(5)	1.85%
Net investment income	1.30%		1.08%		1.13%		1.25%		3.12%
Portfolio Turnover of the Fund(6)	68%		20%		68%		26%		60%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.08%, 0.09% and 0.04% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$8.770		$9.090		$9.150		$9.200		$8.890

Income (Loss) From Operations
Net investment income(1)	$0.112		$0.097		$0.103		$0.111		$0.282
Net realized and unrealized gain (loss)	(0.062)		(0.275)		0.016		(0.041)		0.362

Total income (loss) from operations	$0.050		$(0.178)		$0.119		$0.070		$0.644

Less Distributions
From net investment income	$(0.139)		$(0.091)		$(0.136)		$(0.120)		$(0.246)
Tax return of capital	(0.001)		(0.051)		(0.043)		—		(0.088)

Total distributions	$(0.140)		$(0.142)		$(0.179)		$(0.120)		$(0.334)

Net asset value — End of year	$8.680		$8.770		$9.090		$9.150		$9.200

Total Return(2)	0.58%		(1.97)%		1.32%		0.75%		7.37%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$37,384		$54,181		$91,682		$143,809		$123,689
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	2.04	%(5)	2.08	%(5)	2.02	%(5)	1.96	%(5)	1.85%
Net investment income	1.28%		1.08%		1.13%		1.20%		3.12%
Portfolio Turnover of the Fund(6)	68%		20%		68%		26%		60%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.08%, 0.09% and 0.04% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$8.770		$9.090		$9.150		$9.200		$8.890

Income (Loss) From Operations
Net investment income(1)	$0.201		$0.188		$0.196		$0.185		$0.353
Net realized and unrealized gain (loss)	(0.062)		(0.275)		0.014		(0.023)		0.381

Total income (loss) from operations	$0.139		$(0.087)		$0.210		$0.162		$0.734

Less Distributions
From net investment income	$(0.228)		$(0.149)		$(0.205)		$(0.212)		$(0.313)
Tax return of capital	(0.001)		(0.084)		(0.065)		—		(0.111)

Total distributions	$(0.229)		$(0.233)		$(0.270)		$(0.212)		$(0.424)

Net asset value — End of year	$8.680		$8.770		$9.090		$9.150		$9.200

Total Return(2)	1.60%		(0.97)%		2.33%		1.76%		8.45%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$67,365		$277,981		$273,464		$188,165		$4,018
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.05	%(5)	1.08	%(5)	1.01	%(5)	0.98	%(5)	0.85%
Net investment income	2.30%		2.10%		2.15%		2.00%		3.86%
Portfolio Turnover of the Fund(6)	68%		20%		68%		26%		60%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.08%, 0.09% and 0.06% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following six portfolios managed by Eaton Vance Management (EVM) or its affiliates: CMBS Portfolio, Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio), Global Macro Absolute Return Advantage Portfolio, Government Obligations Portfolio, MSAR Completion Portfolio and Short-Term U.S. Government Portfolio (the Portfolios), which are Massachusetts business trusts and in shares of both Parametric Emerging Markets Fund and Parametric International Equity Fund (the Affiliated Investment Funds). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of CMBS Portfolio, Eaton Vance Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Government Obligations Portfolio, MSAR Completion Portfolio and Short-Term U.S. Government Portfolio (57.8%, 0.3%, 2.0%, 1.4%, 98.9% and 4.4%, respectively, at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Funds. A copy of each Portfolio’s financial statements and the Affiliated Investment Funds’ financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from

15

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Notes to Financial Statements — continued

the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund reflects the Portfolios’ proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investments in the Affliliated Investment Funds are valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments in the Affiliated Investment Funds is recorded on the ex-dividend date for dividends received in cash and/or securities.

16

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Notes to Financial Statements — continued

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$7,228,513	$9,650,419
Tax return of capital	$24,459	$5,290,721

During the year ended October 31, 2014, accumulated net realized loss was decreased by $336,112, accumulated distributions in excess of net investment income was increased by $242,995, and paid-in capital was decreased by $93,117 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for swap contracts, premium amortization, mixed straddles, investments in partnerships, foreign currency gain (loss), futures contracts, options contracts, investments in passive foreign investment companies (PFICs), accretion of market discount, partnership allocations, distributions from real estate investment trusts (REITs), a Portfolio’s investment in a subsidiary and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

17

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Notes to Financial Statements — continued

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and deferred capital losses	$(55,706,806)
Net unrealized depreciation	$(8,310,210)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest, investments in partnerships, foreign currency transactions, premium amortization, swap contracts, futures contracts, written options contracts, investments in PFICs, partnership allocations, tax straddle transactions, a Portfolio’s investment in a subsidiary, accretion of market discount and distributions from REITs.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $29,721,952 and deferred capital losses of $25,984,854 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015 ($1,377,385), October 31, 2016 ($15,304,398), October 31, 2017 ($9,100,702) and October 31, 2018 ($3,939,467) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2014, $21,062,204 are short-term and $4,922,650 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affliliated Portfolios, at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$223,931,377

Gross unrealized appreciation	$—
Gross unrealized depreciation	(8,310,210)

Net unrealized depreciation	$(8,310,210)

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund’s investment adviser and administrator. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2014, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios amounted to $2,242,195 or 0.70% of the Fund’s average daily net assets.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $4,779 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $372 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $28,496,843 and $13,491,271, respectively, for the year ended October 31, 2014.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

18

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $332,588 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $45,637 and $336,947 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $15,212 and $112,316 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $300, $7,000 and $4,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

7  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
CMBS Portfolio	$20,000,000	$—
Eaton Vance Floating Rate Portfolio	31,226,125	67,581,681
Global Macro Absolute Return Advantage Portfolio	20,398,048	73,225,430
Global Macro Portfolio	279,239	35,398,021
Government Obligations Portfolio	3,577,426	45,119,184
MSAR Completion Portfolio	110,146,652	138,715,454
Parametric Market Neutral Portfolio	1,399,659	129,541,824
Short-Term U.S. Government Portfolio	2,082,237	17,822,520

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	2,598,396	6,253,272
Issued to shareholders electing to receive payments of distributions in Fund shares	251,257	478,437
Redemptions	(10,607,499)	(24,692,754)
Exchange from Class B shares	210,419	389,611

Net decrease	(7,547,427)	(17,571,434)

19

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2014	2013

Sales	3,359	9,262
Issued to shareholders electing to receive payments of distributions in Fund shares	9,606	20,298
Redemptions	(241,936)	(534,154)
Exchange to Class A shares	(210,660)	(390,081)

Net decrease	(439,631)	(894,675)

	Year Ended October 31,
Class C	2014	2013

Sales	196,268	494,835
Issued to shareholders electing to receive payments of distributions in Fund shares	75,298	112,504
Redemptions	(2,145,770)	(4,516,715)

Net decrease	(1,874,204)	(3,909,376)

	Year Ended October 31,
Class I	2014	2013

Sales	4,375,150	16,665,714
Issued to shareholders electing to receive payments of distributions in Fund shares	258,950	546,373
Redemptions	(28,575,189)	(15,595,211)

Net increase (decrease)	(23,941,089)	1,616,876

At October 31, 2014, accounts advised by EVM and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 18.5% of the value of the outstanding shares of the Fund.

9  Affiliated Investment Funds

Transactions with Affiliated Investment Funds for the year ended October 31, 2014 were as follows:

Fund	Value, beginning of period	Cost of purchases	Proceeds from sales	Investment income	Realized gain (loss)	Value, end of period

Parametric Emerging Markets Fund, Institutional Class	$—	$7,500,000	$—	$—	$—	$7,115,854
Parametric International Equity Fund, Institutional Class	—	7,500,000	—	—	—	7,152,241

Total	$—	$15,000,000	$—	$—	$—	$14,268,095

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

20

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2014 and October 31, 2013, the Fund’s investments in securities and investments in the Portfolios were valued based on Level 1 inputs.

21

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Strategy Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2014

22

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $1,465,467, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

23

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	31,688,643	515,473
Cynthia E. Frost	31,693,592	510,525
George J. Gorman	31,693,592	510,525
Valerie A. Mosley	31,691,611	512,506
Harriett Tee Taggart	31,691,611	512,506

(1)	Excludes fractional shares.

24

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

25

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

26

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2320 10.31.14

Parametric Tax-Managed International Equity Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2014

Parametric Tax-Managed International Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 39

Federal Tax Information	18

Special Meeting of Shareholders	40

Management and Organization	41

Important Notices	44

Parametric Tax-Managed International Equity Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2014, most major equity markets worldwide vacillated between optimism and concern — optimism that a modest global economic recovery was continuing and concern that slowing growth in some regions, particularly Europe and China, might derail that recovery. In the European Union, growth appeared to stall and Germany, one of the world’s leading exporters, experienced negative GDP growth in the second quarter of 2014. China, meanwhile, saw third-quarter 2014 GDP growth fall to 7.3%, its slowest quarterly pace in five years.

On the positive side, falling oil prices, brought on by increased supply and weaker global demand, helped boost consumer spending and most market sectors, with the exception of energy. Expanding supply, especially in the U.S., helped blunt the impact that geopolitical turmoil in the Middle East and Ukraine/Russia might otherwise have had on oil prices.

In terms of specific index returns, U.S. market results during the period seemed to decouple from much of the rest of the world. The MSCI World Index2, a proxy for global equities, rose 8.67% for the 12-month period, powered mainly by U.S. growth — whereas the MSCI World ex USA Index lost 0.15% for the same period. The MSCI EAFE Index of developed-market international equities fell 0.60%, due largely to weakness in European stocks and the decline of the euro against the dollar. The MSCI Emerging Markets Index, meanwhile, eked out a slight 0.64% gain. In the U.S., the Dow Jones Industrial Average advanced 14.48%, while the broader U.S. market, as represented by the S&P 500 Index, gained 17.27%.

Fund Performance

For the 12-month period ended October 31, 2014, Parametric Tax-Managed International Equity Fund (the Fund) had a total return of 0.71% for Investor Class shares at net asset value (NAV), outperforming the
-0.60% return of the Fund’s benchmark, the MSCI EAFE Index (the Index).

Contributors to the Fund’s performance relative to the Index included a large underweight position in Japan, where stock prices dropped primarily on the back of a steep decline in the yen. An overweight in Denmark further aided the Fund’s relative performance, as the Danish market rose due to a strong rally in its health care sector. The Fund’s underweight in France, combined with an emphasis on historically lower-beta names within the country, also contributed to relative performance.

Detractors from the Fund’s performance relative to the Index included the Fund’s overweight in Portugal, whose market dropped dramatically after the collapse of its largest lender, Banco Espirito Santo. The Fund’s overweight in Austria also hurt relative performance, as the market saw a broad decline due to continued anemic growth in many of its Eastern European trading partners, along with ongoing economic turmoil from the Russia/Ukraine standoff. Finally, the Fund’s emphasis on historically lower-beta names within the Netherlands further detracted from relative performance. A large portion of that relative underperformance was due to an overweight in Fugro, a Dutch deep-water-oilfield surveyor whose stock was down significantly over the course of 2014.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Tax-Managed International Equity Fund

October 31, 2014

Performance2,3

Portfolio Managers David Stein, Ph.D, Thomas Seto and Paul Bouchey, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class at NAV	04/22/1998	04/22/1998	0.71%	4.67%	4.81%
Class C at NAV	04/22/1998	04/22/1998	0.05	3.89	4.04
Class C with 1% Maximum Sales Charge	—	—	–0.94	3.89	4.04
Institutional Class at NAV	09/02/2008	04/22/1998	0.97	4.95	4.99
MSCI EAFE Index	—	—	–0.60%	6.51%	5.80%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class After Taxes on Distributions	04/22/1998	04/22/1998	0.47%	4.67%	4.87%
Investor Class After Taxes on Distributions and Sale of Fund Shares	—	—	0.99	4.04	4.22
Class C After Taxes on Distributions	04/22/1998	04/22/1998	–1.11	3.89	4.12
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–0.12	3.27	3.47
Institutional Class After Taxes on Distributions	09/02/2008	04/22/1998	0.69	4.96	5.05
Institutional Class After Taxes on Distributions and Sale of Fund Shares	—	—	1.21	4.33	4.41

% Total Annual Operating Expense Ratios[4]			Investor Class	Class C	Institutional Class
Gross			1.71%	2.46%	1.46%
Net			1.50	2.25	1.25
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2004	$14,862	N.A.
Institutional Class	$50,000	10/31/2004	$81,400	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Tax-Managed International Equity Fund

October 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)[6]

Vodafone Group PLC	1.4%

Nestle SA	1.3

Novartis AG	1.2

National Grid PLC	1.0

KDDI Corp.	0.9

CSL, Ltd.	0.9

Royal Dutch Shell PLC, Class A	0.9

GlaxoSmithKline PLC	0.8

Air Liquide SA	0.8

SAP SE	0.8

Total	10.0%

Geographic Allocation (% of common stocks)

See Endnotes and Additional Disclosures in this report.

4

Parametric Tax-Managed International Equity Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. The MSCI World ex USA Index is an unmanaged index of large-cap and mid-cap equity securities across the developed markets, excluding the U.S. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging-markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Institutional Class is linked to Investor Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/15. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Parametric Tax-Managed International Equity Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$949.90	$7.37	**	1.50%
Class C	$1,000.00	$946.10	$11.04	**	2.25%
Institutional Class	$1,000.00	$950.70	$6.15	**	1.25%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,017.60	$7.63	**	1.50%
Class C	$1,000.00	$1,013.90	$11.42	**	2.25%
Institutional Class	$1,000.00	$1,018.90	$6.36	**	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric Tax-Managed International Equity Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $38,820,440)	$41,471,977
Receivable for Fund shares sold	1,588
Total assets	$41,473,565

Liabilities
Payable for Fund shares redeemed	$24,560
Payable to affiliates:
Distribution and service fees	13,874
Trustees’ fees	43
Other	6,016
Accrued expenses	47,387
Total liabilities	$91,880
Net Assets	$41,381,685

Sources of Net Assets
Paid-in capital	$85,383,619
Accumulated net realized loss from Portfolio	(47,412,554)
Accumulated undistributed net investment income	759,083
Net unrealized appreciation from Portfolio	2,651,537
Total	$41,381,685

Investor Class Shares
Net Assets	$25,503,586
Shares Outstanding	2,589,346
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.85

Class C Shares
Net Assets	$10,358,907
Shares Outstanding	1,112,941
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.31

Institutional Class Shares
Net Assets	$5,519,192
Shares Outstanding	560,627
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.84

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $126,248)	$1,546,871
Interest allocated from Portfolio	185
Miscellaneous income	15,769
Expenses allocated from Portfolio	(410,544)
Total investment income	$1,152,281

Expenses
Distribution and service fees
Investor Class	$71,334
Class C	113,665
Trustees’ fees and expenses	501
Custodian fee	12,900
Transfer and dividend disbursing agent fees	72,814
Legal and accounting services	23,342
Printing and postage	28,448
Registration fees	40,311
Miscellaneous	14,305
Total expenses	$377,620
Deduct —
Allocation of expenses to affiliates	$46,344
Total expense reductions	$46,344

Net expenses	$331,276

Net investment income	$821,005

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$4,494,858
Foreign currency transactions	(7,449)
Net realized gain	$4,487,409
Change in unrealized appreciation (depreciation) —
Investments	$(4,935,035)
Foreign currency	(24,873)
Net change in unrealized appreciation (depreciation)	$(4,959,908)

Net realized and unrealized loss	$(472,499)

Net increase in net assets from operations	$348,506

8	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$821,005	$661,378
Net realized gain from investment and foreign currency transactions	4,487,409	1,345,850
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(4,959,908)	6,100,534
Net increase in net assets from operations	$348,506	$8,107,762
Distributions to shareholders —
From net investment income
Investor Class	$(559,367)	$(681,705)
Class B	—	(18,382)
Class C	(154,964)	(181,010)
Institutional Class	(78,173)	(56,931)
Total distributions to shareholders	$(792,504)	$(938,028)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$909,263	$892,333
Class B	—	5,178
Class C	289,656	525,380
Institutional Class	2,776,642	2,172,507
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	523,832	644,383
Class B	—	17,488
Class C	139,383	160,713
Institutional Class	32,605	38,473
Cost of shares redeemed
Investor Class	(5,288,241)	(7,046,737)
Class B	—	(75,953)
Class C	(1,774,312)	(2,215,850)
Institutional Class	(722,977)	(1,041,215)
Net asset value of shares exchanged
Investor Class	—	119,293
Class B	—	(119,293)
Net asset value of shares merged*
Investor Class	—	1,187,202
Class B	—	(1,187,202)
Net decrease in net assets from Fund share transactions	$(3,114,149)	$(5,923,300)

Net increase (decrease) in net assets	$(3,558,147)	$1,246,434

Net Assets
At beginning of year	$44,939,832	$43,693,398
At end of year	$41,381,685	$44,939,832

Accumulated undistributed net investment income included in net assets
At end of year	$759,083	$595,160

*	At the close of business on February 22, 2013, Class B shares were merged into Investor Class shares.

9	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2014

Financial Highlights

	Investor Class
	Year Ended October 31,
	2014		2013		2012	2011	2010
Net asset value — Beginning of year	$9.970		$8.470		$7.870	$8.870	$8.600

Income (Loss) From Operations
Net investment income(1)	$0.205	(2)	$0.157		$0.150	$0.091	$0.080
Net realized and unrealized gain (loss)	(0.134)		1.549		0.567	(0.936)	0.340

Total income (loss) from operations	$0.071		$1.706		$0.717	$(0.845)	$0.420

Less Distributions
From net investment income	$(0.191)		$(0.206)		$(0.117)	$(0.155)	$(0.151)

Total distributions	$(0.191)		$(0.206)		$(0.117)	$(0.155)	$(0.151)

Redemption fees(1)(3)	$—		$—		$—	$0.000 (4)	$0.001

Net asset value — End of year	$9.850		$9.970		$8.470	$7.870	$8.870

Total Return(5)	0.71%		20.52%		9.34%	(9.74)%	4.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,504		$29,574		$28,998	$36,350	$73,731
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.50	%(8)	1.51	%(8)	1.86%	1.77%	1.68%
Net investment income	2.02	%(2)	1.72%		1.89%	1.02%	0.95%
Portfolio Turnover of the Portfolio	53%		30%		117%	41%	72%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.042 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.61%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable, which were eliminated effective March 1, 2013.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10% and 0.20% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

10	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014		2013		2012	2011	2010
Net asset value — Beginning of year	$9.430		$8.010		$7.440	$8.390	$8.150

Income (Loss) From Operations
Net investment income(1)	$0.121	(2)	$0.082		$0.087	$0.025	$0.017
Net realized and unrealized gain (loss)	(0.116)		1.474		0.534	(0.886)	0.314

Total income (loss) from operations	$0.005		$1.556		$0.621	$(0.861)	$0.331

Less Distributions
From net investment income	$(0.125)		$(0.136)		$(0.051)	$(0.089)	$(0.092)

Total distributions	$(0.125)		$(0.136)		$(0.051)	$(0.089)	$(0.092)

Redemption fees(1)(3)	$—		$—		$—	$0.000 (4)	$0.001

Net asset value — End of year	$9.310		$9.430		$8.010	$7.440	$8.390

Total Return(5)	0.05%		19.67%		8.44%	(10.40)%	4.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,359		$11,820		$11,488	$14,022	$20,359
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	2.25	%(8)	2.26	%(8)	2.61%	2.53%	2.43%
Net investment income	1.26	%(2)	0.95%		1.16%	0.29%	0.21%
Portfolio Turnover of the Portfolio	53%		30%		117%	41%	72%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.040 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.85%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10% and 0.20% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

11	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2014

Financial Highlights — continued

	Institutional Class
	Year Ended October 31,
	2014		2013		2012	2011	2010
Net asset value — Beginning of year	$9.960		$8.460		$7.880	$8.870	$8.600

Income (Loss) From Operations
Net investment income(1)	$0.223	(2)	$0.174		$0.172	$0.115	$0.077
Net realized and unrealized gain (loss)	(0.128)		1.555		0.552	(0.920)	0.363

Total income (loss) from operations	$0.095		$1.729		$0.724	$(0.805)	$0.440

Less Distributions
From net investment income	$(0.215)		$(0.229)		$(0.144)	$(0.185)	$(0.171)

Total distributions	$(0.215)		$(0.229)		$(0.144)	$(0.185)	$(0.171)

Redemption fees(1)(3)	$—		$—		$—	$0.000 (4)	$0.001

Net asset value — End of year	$9.840		$9.960		$8.460	$7.880	$8.870

Total Return(5)	0.97%		20.86%		9.46%	(9.33)%	5.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,519		$3,546		$1,919	$2,055	$618
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.25	%(8)	1.26	%(8)	1.61%	1.52%	1.43%
Net investment income	2.21	%(2)	1.90%		2.16%	1.33%	0.94%
Portfolio Turnover of the Portfolio	53%		30%		117%	41%	72%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.036 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.84%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10% and 0.20% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or qualified retirement plans. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (37.4% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the

13

Parametric Tax-Managed International Equity Fund

October 31, 2014

Notes to Financial Statements — continued

same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$792,504	$938,028

During the year ended October 31, 2014, accumulated net realized loss was increased by $140,012, accumulated undistributed net investment income was increased by $135,422 and paid-in capital was increased by $4,590 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$879,576
Capital loss carryforward	$(45,473,492)
Net unrealized appreciation	$591,982

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, investments in PFICs and partnership allocations.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $45,473,492, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($6,170,954), October 31, 2017 ($36,830,557) and October 31, 2019 ($2,471,981), and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2014, a capital loss carryforward of $4,347,443 was utilized to offset net realized gains by the Fund.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. EVM and Parametric Portfolio Associates LLC (Parametric), the sub-adviser of the Portfolio and a majority-owned subsidiary of Eaton Vance Corp., have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively. This agreement may be changed or terminated after February 28, 2015. Pursuant to this agreement, EVM and Parametric were allocated $46,344 in total of the Fund’s operating expenses for the year ended October 31, 2014. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $8,134 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

14

Parametric Tax-Managed International Equity Fund

October 31, 2014

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $71,334 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $85,249 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $28,416 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $400 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,201,744 and $5,276,391, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Investor Class	2014	2013

Sales	90,652	99,003
Issued to shareholders electing to receive payments of distributions in Fund shares	53,343	74,581
Redemptions	(521,334)	(779,155)
Merger from Class B shares	—	133,109
Exchange from Class B shares	—	13,656

Net decrease	(377,339)	(458,806)

15

Parametric Tax-Managed International Equity Fund

October 31, 2014

Notes to Financial Statements — continued

Class B		Year Ended October 31, 2013(1)

Sales		604
Issued to shareholders electing to receive payments of distributions in Fund shares		2,087
Redemptions		(9,172)
Merger to Investor Class shares		(137,331)
Exchange to Investor Class shares		(14,127)

Net decrease		(157,939)

	Year Ended October 31,
Class C	2014	2013

Sales	30,407	61,560
Issued to shareholders electing to receive payments of distributions in Fund shares	14,923	19,528
Redemptions	(185,164)	(261,752)

Net decrease	(139,834)	(180,664)

	Year Ended October 31,
Institutional Class	2014	2013

Sales	272,749	239,202
Issued to shareholders electing to receive payments of distributions in Fund shares	3,330	4,463
Redemptions	(71,393)	(114,500)

Net increase	204,686	129,165

(1)	At the close of business on February 22, 2013, the Fund’s Class B shares were merged into Investor Class shares.

16

Parametric Tax-Managed International Equity Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Tax-Managed International Equity Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

17

Parametric Tax-Managed International Equity Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $1,356,028, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2014, the Fund paid foreign taxes of $117,450 and recognized foreign source income of $1,673,119.

18

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments

Common Stocks — 98.6%

Security	Shares	Value

Australia — 8.2%
AGL Energy, Ltd.	26,890	$322,345
Amcor, Ltd.	20,536	213,304
ARB Corp., Ltd.	2,741	31,796
Ardent Leisure Group	12,742	34,902
Aristocrat Leisure, Ltd.	17,703	100,645
Asciano, Ltd.	20,332	112,466
Automotive Holdings Group, Ltd.	8,319	28,047
BHP Billiton, Ltd.	19,459	582,152
Boral, Ltd.	5,759	25,294
Brambles, Ltd.	29,362	246,959
Breville Group, Ltd.	3,592	21,568
Cabcharge Australia, Ltd.	8,214	35,821
Cardno, Ltd.	4,551	22,349
carsales.com, Ltd.	6,799	64,158
Coca-Cola Amatil, Ltd.	13,087	105,604
Commonwealth Bank of Australia	6,814	484,540
Computershare, Ltd.	15,937	172,959
CSL, Ltd.	13,992	987,876
Domino’s Pizza Enterprises, Ltd.	1,997	47,598
Drillsearch Energy, Ltd.(1)	20,746	21,664
DUET Group	57,401	124,247
DuluxGroup, Ltd.	5,657	26,734
Echo Entertainment Group, Ltd.	21,995	73,852
Fortescue Metals Group, Ltd.	5,228	16,135
Goodman Fielder, Ltd.	47,588	26,930
GPT Group (The)	11,738	42,666
GUD Holdings, Ltd.	6,188	39,168
GWA Group, Ltd.	12,353	29,733
Harvey Norman Holdings, Ltd.	44,634	150,094
Incitec Pivot, Ltd.	11,120	28,535
Invocare, Ltd.	3,580	38,199
Iress, Ltd.	4,049	35,231
James Hardie Industries PLC CDI	5,348	57,045
JB Hi-Fi, Ltd.	3,121	42,977
Leighton Holdings, Ltd.	2,932	57,083
MACA, Ltd.	15,122	17,269
Macquarie Atlas Roads Group	10,339	27,670
McMillan Shakespeare, Ltd.	3,315	31,370
Mermaid Marine Australia, Ltd.	14,644	23,971
Mirvac Group	18,336	29,090
Myer Holdings, Ltd.	19,418	32,976
National Australia Bank, Ltd.	9,703	300,170
Navitas, Ltd.	9,965	46,569
Newcrest Mining, Ltd.(1)	3,087	25,318
Oil Search, Ltd.	22,478	172,355

Security	Shares	Value

Australia (continued)
Origin Energy, Ltd.	20,678	$259,772
Orora, Ltd.	57,701	88,283
OZ Minerals, Ltd.	8,916	30,638
Premier Investments, Ltd.	3,446	32,696
Prime Media Group, Ltd.	32,362	24,370
Qantas Airways, Ltd.(1)	26,527	39,634
Qube Holdings, Ltd.	14,777	31,965
Ramsay Health Care, Ltd.	3,178	146,914
REA Group, Ltd.	1,595	63,866
Recall Holdings, Ltd.	7,050	36,162
Retail Food Group, Ltd.	8,090	39,721
SAI Global, Ltd.	7,632	27,626
Scentre Group(1)	4,083	13,025
Skilled Group, Ltd.	12,305	25,128
SMS Management & Technology, Ltd.	8,747	30,393
Southern Cross Media Group, Ltd.	25,786	22,237
Spark Infrastructure Group	56,969	95,764
STW Communications Group, Ltd.	23,198	23,185
Suncorp Group, Ltd.	2,484	32,322
Super Retail Group, Ltd.	4,935	32,022
Tabcorp Holdings, Ltd.	17,246	61,951
Tatts Group, Ltd.	43,654	133,629
Telstra Corp., Ltd.	152,362	758,177
Tox Free Solutions, Ltd.	9,194	19,722
Transpacific Industries Group, Ltd.	36,318	28,865
Transurban Group	27,194	194,761
Treasury Wine Estates, Ltd.	11,839	48,338
UGL, Ltd.(1)	4,476	27,686
Village Roadshow, Ltd.	4,552	28,197
Westfield Corp.(1)	3,277	23,027
Westpac Banking Corp.	8,556	262,620
Whitehaven Coal, Ltd.(1)	23,116	31,001
Woodside Petroleum, Ltd.	12,096	429,654
Woolworths, Ltd.	23,156	734,869
WorleyParsons, Ltd.	4,274	51,013

		$9,086,667

Austria — 0.8%
ams AG	5,005	$179,474
Andritz AG	1,693	81,813
CA Immobilien Anlagen AG	1,563	29,979
Conwert Immobilien Invest SE	2,110	23,400
EVN AG	2,151	27,251
Immofinanz AG(1)	21,576	65,319
Lenzing AG	490	28,276
OMV AG	5,438	170,933

19	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Austria (continued)
RHI AG	859	$22,021
Schoeller-Bleckmann Oilfield Equipment AG	231	19,908
Verbund AG	6,332	128,135
Voestalpine AG	2,931	117,410

		$893,919

Belgium — 1.9%
Ageas	1,164	$38,910
Anheuser-Busch InBev NV	3,875	429,716
Arseus NV	518	20,664
Barco NV	828	61,051
Belgacom SA	7,920	299,127
Colruyt SA	1,996	90,908
Compagnie d’Entreprises CFE	270	29,199
Econocom Group SA/NV	2,876	18,589
Euronav SA(1)	2,460	26,108
EVS Broadcast Equipment SA	652	21,131
Groupe Bruxelles Lambert SA	2,220	198,396
Solvay SA	1,836	250,650
Telenet Group Holding NV(1)	3,141	177,724
UCB SA	4,522	364,682
Umicore SA	2,518	98,828

		$2,125,683

Denmark — 2.2%
A.P. Moller-Maersk A/S, Class A	69	$156,972
A.P. Moller-Maersk A/S, Class B	125	291,697
Carlsberg A/S, Class B	2,023	178,426
Coloplast A/S, Class B	1,750	152,532
Danske Bank A/S	5,821	159,846
DSV A/S	4,271	127,836
Novo Nordisk A/S, Class B	9,585	433,268
Novozymes A/S, Class B	7,848	363,415
Pandora A/S	2,285	192,652
SimCorp A/S	775	23,388
TDC A/S	20,226	154,467
Tryg A/S	1,562	169,032

		$2,403,531

Finland — 2.1%
Amer Sports Oyj	1,589	$30,456
Elisa Oyj	10,401	285,719
Fortum Oyj	9,596	222,548
Kesko Oyj, Class B	3,462	131,298
Kone Oyj, Class B	5,705	245,703

Security	Shares	Value

Finland (continued)
Neste Oil Oyj	6,179	$133,339
Nokia Oyj	39,600	330,893
Nokian Renkaat Oyj	3,048	86,107
Orion Oyj, Class B	6,528	222,028
Sampo Oyj	7,238	346,826
Sanoma Oyj	4,285	24,657
UPM-Kymmene Oyj	6,498	103,075
Valmet Oyj	3,262	34,518
Wartsila Oyj	2,753	127,651

		$2,324,818

France — 7.4%
Accor SA	611	$25,669
ADP	1,111	131,502
Air Liquide SA	7,316	883,157
Airbus Group NV	3,366	200,954
Alstom SA(1)	736	25,689
Alten SA	634	27,118
AtoS	1,608	111,126
AXA SA	7,444	171,945
BNP Paribas SA	4,623	290,519
Bouygues SA	672	23,234
Cap Gemini SA	4,163	273,909
Christian Dior SA	516	91,307
CNP Assurances	2,759	51,580
Danone SA	5,713	390,384
Dassault Systemes SA	3,938	249,712
Edenred	900	24,950
Essilor International SA	1,781	196,661
Eutelsat Communications SA	985	31,933
Fonciere des Regions	297	27,305
GameLoft SE(1)	3,003	15,417
GDF Suez	28,577	693,847
Groupe Eurotunnel SA	2,197	27,768
Groupe Steria SCA	1,073	20,111
Iliad SA	447	97,735
Imerys SA	879	63,075
Ingenico	1,185	118,054
JCDecaux SA	1,243	41,256
Kering SA	430	82,983
L’Oreal SA	2,323	364,563
Lagardere SCA	1,361	33,122
Legrand SA	583	31,378
LVMH Moet Hennessy Louis Vuitton SA	2,112	358,499
Natixis SA	15,283	105,200
Neopost SA	811	56,283

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

France (continued)
Publicis Groupe SA	1,071	$74,282
Remy Cointreau SA	348	24,766
Rubis SCA	423	24,889
Safran SA	3,405	215,651
Sanofi	6,571	596,253
Societe BIC SA	612	76,344
Sodexo	1,273	122,810
Suez Environnement Co. SA	5,207	87,724
Technicolor SA(1)	4,055	23,941
Total SA	11,837	706,707
UBISOFT Entertainment(1)	2,188	39,615
Unibail-Rodamco SE	378	96,922
Vinci SA	2,225	126,999
Vivendi SA	27,892	681,382
Wendel SA	200	22,052

		$8,258,282

Germany — 7.2%
Adidas AG	1,825	$132,980
Allianz SE	2,367	376,405
alstria office REIT AG	2,172	26,965
Aurubis AG	569	29,703
BASF SE	5,146	454,701
Bayer AG	4,547	650,320
Bayerische Motoren Werke AG	2,850	305,628
Beiersdorf AG	2,677	217,048
Bilfinger SE	256	16,556
Brenntag AG	492	23,873
Celesio AG	1,831	60,408
Commerzbank AG (1)	8,618	130,308
Continental AG	655	129,013
Deutsche Boerse AG	1,043	71,386
Deutsche EuroShop AG	620	27,739
Deutsche Post AG	8,584	270,308
Deutsche Telekom AG	50,964	768,197
Deutsche Wohnen AG	1,750	39,500
E.ON SE	35,060	604,438
Fraport AG	937	58,057
Freenet AG	2,362	61,973
Fresenius Medical Care AG & Co. KGaA	705	51,745
Fresenius SE & Co. KGaA	1,677	86,292
Hannover Rueck SE	1,152	96,154
Henkel AG & Co. KGaA	5,333	485,404
K&S AG	864	24,213
KWS Saat AG	85	27,723
LANXESS AG	524	27,293

Security	Shares	Value

Germany (continued)
LEG Immobilien AG(1)	453	$31,309
Linde AG	1,695	312,821
Merck KGaA	412	37,296
MTU Aero Engines AG	316	27,715
Muenchener Rueckversicherungs-Gesellschaft AG	660	129,946
Porsche Automobil Holding SE, PFC Shares	819	67,250
RWE AG	8,003	283,961
RWE AG, PFC Shares	1,456	39,096
SAP SE	12,595	858,166
Siemens AG	4,402	496,517
Sky Deutschland AG(1)	3,476	29,363
Software AG	800	20,148
Stada Arzneimittel AG	690	26,586
Suedzucker AG	3,391	47,216
TAG Immobilien AG	2,396	28,063
Telefonica Deutschland Holdings AG(1)	3,587	17,651
TUI AG	1,799	27,550
Volkswagen AG	484	103,222
Volkswagen AG, PFC Shares	676	144,564
Wirecard AG	1,392	49,944

		$8,032,714

Hong Kong — 3.9%
AIA Group, Ltd.	54,200	$302,459
APT Satellite Holdings, Ltd.	23,000	33,667
ASM Pacific Technology, Ltd.	11,500	126,728
Bank of East Asia, Ltd.	23,200	96,586
Bloomage Biotechnology Corp, Ltd.	10,000	15,945
Cathay Pacific Airways, Ltd.	31,000	58,225
Cheung Kong Infrastructure Holdings, Ltd.	21,000	153,391
Chow Sang Sang Holdings International, Ltd.	13,000	32,172
CLP Holdings, Ltd.	34,500	296,861
Dairy Farm International Holdings, Ltd.	6,300	60,490
Enn Energy Holdings, Ltd.	24,000	155,102
Esprit Holdings, Ltd.	27,800	34,824
Fosun International, Ltd.	94,500	112,092
Galaxy Entertainment Group, Ltd.	43,000	294,307
Hang Lung Group, Ltd.	6,000	30,186
Hang Lung Properties, Ltd.	16,000	49,964
Hang Seng Bank, Ltd.	2,500	42,361
HC International, Inc.(1)	12,000	14,829
Henderson Land Development Co., Ltd.	8,800	59,451
HKT Trust and HKT, Ltd.	111,000	135,939
Hongkong Land Holdings, Ltd.	13,000	90,661
Hopewell Highway Infrastructure, Ltd.	1,675	810
Hopewell Holdings, Ltd.	33,500	119,101

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Hong Kong (continued)
Hutchison Whampoa, Ltd.	25,000	$317,659
Hysan Development Co., Ltd.	7,000	32,030
Jardine Matheson Holdings, Ltd.	2,400	143,827
Jardine Strategic Holdings, Ltd.	3,000	106,940
Johnson Electric Holdings, Ltd.	7,875	26,659
Kerry Properties, Ltd.	10,000	34,369
Link REIT (The)	22,500	132,459
MTR Corp., Ltd.	17,500	71,356
NWS Holdings, Ltd.	17,000	31,648
Pacific Basin Shipping, Ltd.	51,000	24,411
PAX Global Technology, Ltd.(1)	54,000	57,999
PCCW, Ltd.	191,000	121,668
Power Assets Holdings, Ltd.	28,500	275,545
Sands China, Ltd.	33,200	207,286
Shangri-La Asia, Ltd.	22,000	32,001
Sino Land Co., Ltd.	22,000	36,534
Sun Hung Kai Properties, Ltd.	10,000	149,598
Swire Pacific, Ltd., Class A	4,000	52,518
Television Broadcasts, Ltd.	4,700	25,642
VTech Holdings, Ltd.	7,100	88,728
Yue Yuen Industrial Holdings, Ltd.	10,500	35,384

		$4,320,412

Ireland — 2.0%
Aer Lingus Group PLC	13,945	$25,076
CRH PLC	15,902	352,761
DCC PLC	3,647	204,381
FBD Holdings PLC	1,257	21,261
FleetMatics Group PLC(1)	4,706	174,781
Fly Leasing, Ltd. ADR	2,162	26,765
Glanbia PLC	4,590	64,840
Grafton Group PLC	9,728	98,752
ICON PLC(1)	9,374	493,166
Irish Continental Group PLC	7,510	26,241
Kerry Group PLC, Class A	5,210	353,898
Origin Enterprises PLC	2,844	28,116
Paddy Power PLC	4,444	324,353

		$2,194,391

Israel — 2.0%
Bank Hapoalim B.M.	42,928	$220,987
Bezeq Israeli Telecommunication Corp., Ltd.	176,420	301,524
Caesarstone Sdot-Yam, Ltd.	837	46,755
Check Point Software Technologies, Ltd.(1)	4,277	317,567
Delek Automotive Systems, Ltd.	2,964	29,632
Delek Group, Ltd.	342	118,212

Security	Shares	Value

Israel (continued)
Elbit Systems, Ltd.	2,327	$141,540
Gazit-Globe, Ltd.	2,382	27,905
Israel Chemicals, Ltd.	19,219	129,572
Israel Corp., Ltd.(1)	96	46,835
Israel Discount Bank, Ltd., Series A(1)	19,603	31,616
Mizrahi Tefahot Bank, Ltd.(1)	12,770	141,364
Orbotech, Ltd.(1)	2,016	32,337
Ormat Industries, Ltd.	5,806	39,956
Osem Investment, Ltd.	2,955	56,841
Paz Oil Co., Ltd.	464	65,579
SodaStream International, Ltd.(1)	1,765	38,901
Strauss Group, Ltd.	3,732	60,671
Teva Pharmaceutical Industries, Ltd. ADR	6,986	394,499

		$2,242,293

Italy — 3.5%
Assicurazioni Generali SpA	4,184	$85,857
Astaldi SpA	2,796	19,560
Atlantia SpA	13,187	311,440
Autogrill SpA(1)	7,979	54,077
Banca Popolare di Milano Scarl(1)	33,412	25,183
Brembo SpA	781	25,899
Buzzi Unicem SpA	3,892	52,662
CIR SpA(1)	19,905	19,964
CNH Industrial NV	22,164	180,867
Davide Campari-Milano SpA	17,139	123,256
DiaSorin SpA	1,529	58,985
Enel Green Power SpA	55,789	137,145
Enel SpA	55,440	283,294
ENI SpA	26,390	562,236
GTECH SpA	1,016	23,680
Interpump Group SpA	2,136	27,856
Intesa Sanpaolo SpA	61,402	180,507
Italcementi SpA	2,564	14,684
Luxottica Group SpA	4,875	248,663
Mediobanca SpA(1)	2,802	24,731
Pirelli & C. SpA	5,635	75,564
Prada SpA	6,900	42,477
Recordati SpA	4,182	72,360
Salvatore Ferragamo SpA	941	22,264
Snam SpA	37,238	201,364
Sorin SpA(1)	9,439	21,120
STMicroelectronics NV	26,346	176,389
Telecom Italia SpA(1)	214,684	243,297
Telecom Italia SpA, PFC Shares	365,898	327,384
Terna Rete Elettrica Nazionale SpA	35,037	176,646

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Italy (continued)
Tod’s SpA	213	$19,652
Unione di Banche Italiane ScpA	4,763	37,406
World Duty Free SpA (1)	2,214	18,799
Yoox SpA(1)	851	15,735

		$3,911,003

Japan — 17.1%
3-D Matrix, Ltd.(1)	800	$19,366
ADEKA Corp.	2,700	34,853
Advantest Corp.	2,700	31,484
Aeon Co., Ltd.	9,400	93,011
Aeon Mall Co., Ltd.	1,300	23,863
Aichi Steel Corp.	9,000	32,369
Air Water, Inc.	4,000	63,761
Ajinomoto Co., Inc.	8,000	151,045
Alfresa Holdings Corp.	1,600	20,304
All Nippon Airways Co., Ltd.	11,000	25,505
Alps Electric Co., Ltd.	2,500	42,553
Anritsu Corp.	3,000	23,227
Asahi Glass Co., Ltd.	6,000	31,228
Asahi Group Holdings, Ltd.	5,900	183,011
Asahi Kasei Corp.	17,000	139,506
Bandai Namco Holdings, Inc.	1,300	32,263
Bank of Yokohama, Ltd. (The)	5,000	28,896
Bridgestone Corp.	1,900	63,494
Canon, Inc.	7,900	242,373
Central Japan Railway Co.	500	74,574
Century Tokyo Leasing Corp.	900	23,568
Chiba Bank, Ltd. (The)	4,000	28,412
Chubu Electric Power Co., Inc.(1)	22,700	272,390
Chugai Pharmaceutical Co., Ltd.	5,300	165,692
Chugoku Bank, Ltd. (The)	3,000	44,342
Citizen Holdings Co., Ltd.	7,100	46,642
Cosmo Oil Co., Ltd.	38,000	59,211
Credit Saison Co., Ltd.	1,400	29,554
Daido Steel Co., Ltd.	7,000	26,854
Daikin Industries, Ltd.	1,100	68,759
Daishi Bank, Ltd. (The)	9,000	31,848
Daito Trust Construction Co., Ltd.	300	37,380
Daiwa House Industry Co., Ltd.	3,000	56,759
DeNA Co., Ltd.	1,800	23,260
Denki Kagaku Kogyo K.K.	9,000	29,398
Dentsu, Inc.	900	33,462
Dowa Holdings Co., Ltd.	4,000	33,682
Dydo Drinco, Inc.	800	34,282
East Japan Railway Co.	1,100	85,914

Security	Shares	Value

Japan (continued)
Eisai Co., Ltd.	3,600	$140,793
Electric Power Development Co., Ltd.	4,500	157,370
FamilyMart Co., Ltd.	800	32,122
Fancl Corp.	2,700	37,037
FANUC Corp.	700	123,365
Fast Retailing Co., Ltd.	300	111,527
Fuji Electric Co., Ltd.	8,000	35,148
Fuji Oil Co., Ltd.	2,300	36,526
FUJIFILM Holdings Corp.	3,400	114,133
Fujitsu, Ltd.	15,000	91,192
Fukuoka Financial Group, Inc.	7,000	35,819
Furukawa Electric Co., Ltd.	13,000	22,944
GungHo Online Entertainment, Inc.	5,200	20,959
Gunma Bank, Ltd. (The)	5,000	31,202
Hachijuni Bank, Ltd. (The)	5,000	30,614
Hamamatsu Photonics K.K.	1,200	54,516
Hirose Electric Co., Ltd.	300	36,783
Hiroshima Bank, Ltd. (The)	12,000	59,993
Hisamitsu Pharmaceutical Co., Inc.	1,200	40,393
Hitachi Metals, Ltd.	3,000	50,648
Hokuhoku Financial Group, Inc.	15,000	30,133
Honda Motor Co., Ltd.	7,400	236,572
Hoya Corp.	3,500	123,854
Hulic Co., Ltd.	2,200	24,340
Ibiden Co., Ltd.	3,200	48,102
Idemitsu Kosan Co., Ltd.	4,100	79,292
IHI Corp.	7,000	33,744
Isetan Mitsukoshi Holdings, Ltd.	2,700	36,758
Ito En, Ltd.	1,400	27,842
ITOCHU Corp.	6,400	77,367
ITOCHU Techno-Solutions Corp.	800	31,807
Iyo Bank, Ltd. (The)	6,000	64,070
Japan Airlines Co., Ltd.	1,400	37,593
Japan Drilling Co., Ltd.	800	33,445
Japan Exchange Group, Inc.	1,000	24,806
Japan Real Estate Investment Corp.	6	32,695
Japan Retail Fund Investment Corp.	15	30,202
Japan Steel Works, Ltd.	7,000	25,039
Japan Tobacco, Inc.	12,400	423,076
JGC Corp.	1,000	25,700
Joyo Bank, Ltd. (The)	12,000	64,256
JX Holdings, Inc.	93,600	400,950
Kagome Co., Ltd.	1,800	29,202
Kajima Corp.	8,000	35,596
Kakaku.com, Inc.	2,000	27,231
Kaken Pharmaceutical Co., Ltd.	2,000	50,108

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Kamigumi Co., Ltd.	8,000	$77,135
Kansai Electric Power Co., Inc. (The)(1)	29,500	291,328
Kansai Paint Co., Ltd.	9,000	137,579
KDDI Corp.	15,300	1,004,743
Keihan Electric Railway Co., Ltd.	8,000	39,209
Kewpie Corp.	2,100	36,298
Keyence Corp.	500	242,291
Kikkoman Corp.	3,000	69,004
Kintetsu Corp.	8,000	27,829
Kobayashi Pharmaceutical Co., Ltd.	500	30,863
Koito Manufacturing Co., Ltd.	2,000	60,265
Konica Minolta, Inc.	4,500	50,282
Kose Corp.	900	36,781
Kuraray Co., Ltd.	4,500	52,268
Kyocera Corp.	2,800	129,056
KYORIN Holdings, Inc.	1,500	31,602
Kyowa Hakko Kirin Co., Ltd.	6,000	69,980
Kyushu Electric Power Co., Inc.(1)	16,800	182,274
Lawson, Inc.	900	61,054
Lion Corp.	5,000	28,249
LIXIL Group Corp.	1,100	24,123
M3, Inc.	3,600	60,078
Mandom Corp.	900	30,192
Marubeni Corp.	7,000	45,006
Maruichi Steel Tube, Ltd.	1,200	28,338
Matsumotokiyoshi Holdings Co., Ltd.	900	26,174
Megmilk Snow Brand Co., Ltd.	2,200	29,190
MEIJI Holdings Co., Ltd.	1,000	83,903
Miraca Holdings, Inc.	1,300	54,573
Mitsubishi Chemical Holdings Corp.	19,000	93,592
Mitsubishi Corp.	6,700	131,376
Mitsubishi Estate Co., Ltd.	6,000	152,849
Mitsubishi Gas Chemical Co., Inc.	6,000	35,899
Mitsubishi Logistics Corp.	4,000	60,926
Mitsubishi Motors Corp.	2,000	20,578
Mitsubishi Tanabe Pharma Corp.	3,200	48,663
Mitsubishi UFJ Financial Group, Inc.	59,600	347,421
Mitsubishi UFJ Lease & Finance Co., Ltd.	5,800	30,621
Mitsui & Co., Ltd.	7,200	108,713
Mitsui Fudosan Co., Ltd.	3,000	96,499
Mizuho Financial Group, Inc.	82,000	149,430
Morinaga Milk Industry Co., Ltd.	7,000	23,405
Murata Manufacturing Co., Ltd.	1,800	202,249
Nabtesco Corp.	1,300	31,461
NGK Spark Plug Co., Ltd.	4,000	104,322
NH Foods, Ltd.	3,000	69,179

Security	Shares	Value

Japan (continued)
Nidec Corp.	1,000	$66,073
Nihon Kohden Corp.	700	35,789
Nihon Parkerizing Co., Ltd.	1,000	23,870
Nikon Corp.	1,800	24,663
Nintendo Co., Ltd.	900	97,000
Nippon Building Fund, Inc.	5	28,023
Nippon Electric Glass Co., Ltd.	10,000	46,500
Nippon Flour Mills Co., Ltd.	5,000	25,097
Nippon Kayaku Co., Ltd.	2,000	26,298
Nippon Light Metal Holdings Co., Ltd.	21,500	31,753
Nippon Paint Holdings Co., Ltd.	2,000	45,415
Nippon Shinyaku Co., Ltd.	1,000	28,783
Nippon Shokubai Co., Ltd.	3,000	35,960
Nippon Soda Co., Ltd.	5,000	28,472
Nippon Telegraph & Telephone Corp.	9,300	578,635
Nissan Chemical Industries, Ltd.	2,000	37,082
Nissan Motor Co., Ltd.	10,300	93,953
Nisshin Seifun Group, Inc.	5,500	55,616
Nisshin Steel Co., Ltd.	2,900	27,077
Nissin Foods Holdings Co., Ltd.	1,200	63,246
Nitori Holdings Co., Ltd.	1,000	63,376
Nitto Denko Corp.	1,000	54,084
NOF Corp.	4,000	26,509
Nomura Real Estate Holdings, Inc.	1,500	26,511
Nomura Research Institute, Ltd.	1,000	32,984
NTT Data Corp.	1,100	43,000
NTT DoCoMo, Inc.	35,300	595,366
Obayashi Corp.	4,000	27,451
OJI Paper Co., Ltd.	12,000	43,386
Oki Electric Industry Co., Ltd.	14,000	32,528
Okinawa Electric Power Co., Inc. (The)	900	27,447
Ono Pharmaceutical Co., Ltd.	2,100	211,983
Oracle Corp. Japan	1,000	38,713
ORIX Corp.	5,100	70,789
Osaka Gas Co., Ltd.	62,000	247,308
Otsuka Corp.	900	33,465
Otsuka Holdings Co., Ltd.	5,900	206,960
Pigeon Corp.	600	37,402
Rakuten, Inc.	4,300	48,489
Rengo Co., Ltd.	6,000	26,412
Resona Holdings, Inc.	7,700	44,042
Rinnai Corp.	600	53,296
Rohto Pharmaceutical Co., Ltd.	1,000	14,506
San-Ai Oil Co., Ltd.	4,000	27,688
Santen Pharmaceutical Co., Ltd.	1,500	89,530
Sawai Pharmaceutical Co., Ltd.	400	23,831

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
SECOM Co., Ltd.	500	$30,813
Sega Sammy Holdings, Inc.	1,400	22,240
Sekisui Chemical Co., Ltd.	3,000	37,390
Sekisui House, Ltd.	2,000	24,870
Seven Bank, Ltd.	7,400	30,905
Sharp Corp.(1)	11,000	27,703
Shimadzu Corp.	4,000	34,805
Shimano, Inc.	200	26,521
Shimizu Corp.	5,000	36,899
Shin-Etsu Chemical Co., Ltd.	4,200	269,592
Shionogi & Co., Ltd.	4,300	112,496
Ship Healthcare Holdings, Inc.	800	18,725
Shiseido Co., Ltd.	5,300	87,949
Showa Denko K.K.	22,000	29,113
Showa Shell Sekiyu K.K.	7,000	60,062
SMC Corp.	200	56,727
Sojitz Corp.	18,700	27,875
Sumitomo Corp.	4,900	52,282
Sumitomo Metal Mining Co., Ltd.	5,000	69,363
Sumitomo Mitsui Financial Group, Inc.	6,300	256,932
Sumitomo Osaka Cement Co., Ltd.	7,000	21,882
Suruga Bank, Ltd.	7,000	146,345
Suzuken Co., Ltd.	2,600	69,708
Taiheiyo Cement Corp.	15,000	55,034
Taisei Corp.	6,000	33,366
Taisho Pharmaceutical Holdings Co., Ltd.	700	49,132
Taiyo Nippon Sanso Corp.	8,000	72,025
Takeda Pharmaceutical Co., Ltd.	9,200	398,805
TDK Corp.	1,000	56,762
TEIJIN, Ltd.	12,000	29,338
Toagosei Co., Ltd.	7,000	30,593
Toho Gas Co., Ltd.	4,000	21,634
Tokai Carbon Co., Ltd.	9,000	23,477
Tokio Marine Holdings, Inc.	3,300	105,825
Tokyo Electron, Ltd.	1,400	89,761
Tokyo Gas Co., Ltd.	71,000	409,266
Tokyo Ohka Kogyo Co., Ltd.	1,300	36,665
Tokyo Tatemono Co., Ltd.	3,000	26,188
Tokyu Corp.	4,000	26,411
Tokyu Fudosan Holdings Corp.	4,000	28,429
TonenGeneral Sekiyu K.K.	11,000	96,008
Toppan Printing Co., Ltd.	4,000	27,217
Toray Industries, Inc.	20,000	134,269
Toshiba Corp.	18,000	79,490
Tosoh Corp.	7,000	30,440
Toyo Ink SC Holdings Co., Ltd.	7,000	32,287

Security	Shares	Value

Japan (continued)
Toyo Suisan Kaisha, Ltd.	1,000	$34,536
Toyobo Co., Ltd.	18,000	25,909
Toyota Industries Corp.	1,100	52,378
Toyota Motor Corp.	11,100	667,967
Toyota Tsusho Corp.	1,100	27,737
Trend Micro, Inc.	1,000	33,696
Tsuruha Holdings, Inc.	400	23,616
UACJ Corp.	7,000	25,789
Ube Industries, Ltd.	17,000	26,321
Unicharm Corp.	5,100	118,593
UNY Group Holdings Co., Ltd.	4,700	24,917
USS Co., Ltd.	7,000	110,166
Valor Co., Ltd.	2,200	35,661
Yahoo! Japan Corp.	11,200	40,349
Yamato Holdings Co., Ltd.	3,200	68,423
Yamato Kogyo Co., Ltd.	1,000	32,395
Yamazaki Baking Co., Ltd.	2,000	24,725
Zeon Corp.	3,000	27,769
ZERIA Pharmaceutical Co., Ltd.	2,000	40,139

		$18,982,875

Netherlands — 3.9%
Aegon NV	9,795	$79,834
Aercap Holdings NV(1)	700	30,338
Akzo Nobel NV	5,560	370,777
AMG Advanced Metallurgical Group NV(1)	3,024	24,973
ASML Holding NV	6,439	642,048
Corio NV	626	30,470
Delta Lloyd NV	3,195	72,824
Fugro NV	4,741	65,369
Gemalto NV	831	63,561
Heineken NV	2,124	158,672
ING Groep NV(1)	22,110	316,623
Koninklijke Ahold NV	10,791	180,735
Koninklijke DSM NV	3,672	230,080
Koninklijke KPN NV	131,647	433,347
Koninklijke Philips NV	10,722	299,764
Koninklijke Vopak NV	4,635	232,442
OCI NV(1)	716	24,963
QIAGEN NV(1)	13,623	320,160
Reed Elsevier NV	24,896	573,486
TNT Express NV	3,342	19,425
Unilever NV	1,457	56,471
Ziggo NV	1,211	59,179

		$4,285,541

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

New Zealand — 0.9%
Argosy Property, Ltd.	71,574	$59,028
Auckland International Airport, Ltd.	71,354	215,717
Contact Energy, Ltd.	23,324	113,150
Fisher & Paykel Healthcare Corp., Ltd.	10,114	44,198
Fletcher Building, Ltd.	17,648	119,034
Kiwi Income Property Trust REIT	88,630	82,912
Ryman Healthcare, Ltd.	7,558	44,748
Sky Network Television, Ltd.	19,058	94,629
Spark New Zealand, Ltd.	52,744	130,162
Trade Me, Ltd.	8,490	26,072
Xero, Ltd.(1)	5,362	66,509

		$996,159

Norway — 2.0%
Atea ASA	6,274	$68,597
Austevoll Seafood ASA	4,763	30,973
Borregaard ASA	4,154	28,867
DNB ASA	9,428	173,214
DNO ASA(1)	8,093	19,607
Gjensidige Forsikring ASA	6,519	118,415
Kongsberg Gruppen ASA	3,498	70,787
Leroey Seafood Group ASA	876	33,139
Nordic Semiconductor ASA(1)	14,025	79,011
Opera Software ASA	8,541	106,959
Orkla ASA	24,227	185,240
Prosafe SE	3,357	15,358
Salmar ASA	2,132	38,411
Schibsted ASA	5,268	278,631
SpareBank 1 SMN	3,485	30,989
SpareBank 1 SR-Bank ASA	3,147	27,071
Statoil ASA	7,438	170,222
Stolt-Nielsen, Ltd.	2,728	49,153
Telenor ASA	16,239	365,161
Veidekke ASA	9,393	91,230
Yara International ASA	5,093	233,877

		$2,214,912

Portugal — 0.7%
Banco BPI SA(1)	11,996	$23,497
EDP-Energias de Portugal SA	53,769	231,386
Galp Energia SGPS SA, Class B	9,466	137,242
Jeronimo Martins SGPS SA	7,890	69,050
Mota-Engil SGPS SA	8,047	42,225
NOS SGPS	22,214	127,444
Portucel SA	19,411	72,244

Security	Shares	Value

Portugal (continued)
Portugal Telecom SGPS SA	43,046	$70,505

		$773,593

Singapore — 2.0%
Ascendas Real Estate Investment Trust	44,000	$76,426
Biosensors International Group, Ltd.(1)	58,000	28,208
Boustead Singapore, Ltd.	20,000	28,613
CapitaMall Trust	33,000	50,615
City Developments, Ltd.	4,000	29,440
ComfortDelGro Corp., Ltd.	45,000	92,520
Ezion Holdings, Ltd.	61,200	72,068
Ezra Holdings, Ltd.	35,000	22,240
First Resources, Ltd.	14,000	22,681
Flextronics International, Ltd.(1)	24,612	263,841
Genting Singapore PLC	164,000	140,461
Global Logistic Properties, Ltd.	13,000	27,859
Hutchison Port Holdings Trust	44,000	29,709
Mapletree Commercial Trust	29,000	32,268
Mapletree Logistics Trust	32,000	29,297
Oversea-Chinese Banking Corp., Ltd.	18,000	138,656
Petra Foods, Ltd.	10,000	29,640
Raffles Medical Group, Ltd.	10,000	29,605
Sembcorp Industries, Ltd.	7,000	26,482
Singapore Press Holdings, Ltd.	41,000	136,658
Singapore Technologies Engineering, Ltd.	29,000	84,667
Singapore Telecommunications, Ltd.	130,000	382,626
United Engineers, Ltd.	16,000	35,761
United Overseas Bank, Ltd.	11,000	197,072
Venture Corp., Ltd.	7,000	42,164
Wilmar International, Ltd.	75,000	186,952

		$2,236,529

Spain — 3.8%
Abertis Infraestructuras SA	13,164	$274,500
Acerinox SA	8,757	130,300
Amadeus IT Holding SA, Class A	12,461	458,467
Banco de Sabadell SA	8,667	25,058
Banco Santander SA	33,878	299,330
Bankia SA(1)	14,959	26,827
CaixaBank SA	24,878	135,963
Distribuidora Internacional de Alimentacion SA	18,053	114,705
Ebro Foods SA	1,302	23,305
Enagas SA	5,403	181,323
Ferrovial SA	14,606	298,620
Grifols SA, Class A	5,089	207,805

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Spain (continued)
Grifols SA, Class B, PFC Shares	4,169	$146,742
Iberdrola SA	26,621	188,448
Industria de Diseno Textil SA	21,305	599,376
Red Electrica Corp. SA	2,231	194,948
Repsol SA	14,951	334,140
Telefonica SA	30,964	465,936
Viscofan SA	1,024	60,212
Zardoya Otis SA	6,587	76,804

		$4,242,809

Sweden — 3.6%
AAK AB	447	$24,244
Alfa Laval AB	1,149	23,685
Assa Abloy AB	961	51,014
Atlas Copco AB, Class A	1,766	51,154
Atlas Copco AB, Class B	1,117	29,587
BillerudKorsnas AB	8,829	128,778
Castellum AB	1,757	26,944
Elekta AB, Class B	23,297	238,908
Fabege AB	2,133	27,381
Hennes & Mauritz AB, Class B	12,851	512,748
Hexpol AB	1,665	147,514
Holmen AB, Class B	6,671	220,794
ICA Gruppen AB	890	35,636
Investment AB Kinnevik, Class B	1,448	45,978
Investor AB, Class B	5,534	198,630
Lundin Petroleum AB(1)	8,355	118,094
Meda AB, Class A	13,931	182,442
Skanska AB, Class B	7,392	150,682
SKF AB, Class B	2,244	45,009
Svenska Cellulosa AB SCA, Class B	10,740	240,646
Svenska Handelsbanken AB, Class A	1,779	85,045
Swedbank AB, Class A	10,101	267,683
Swedish Match AB	3,504	113,940
Telefonaktiebolaget LM Ericsson, Class B	41,680	492,507
TeliaSonera AB	70,715	489,685
Tethys Oil AB(1)	2,577	28,412
Wihlborgs Fastigheter AB	1,547	27,132

		$4,004,272

Switzerland — 7.9%
ABB, Ltd.(1)	26,565	$582,801
Allreal Holding AG(1)	214	28,327
Alpiq Holding, Ltd.(1)	241	24,247
Ascom Holding AG	1,636	24,014

Security	Shares	Value

Switzerland (continued)
Autoneum Holding AG(1)	142	$23,662
Baloise Holding AG	1,367	172,084
Bucher Industries AG	89	22,607
Burckhardt Compression Holdings AG	55	23,564
Comet Holding AG(1)	49	32,676
Compagnie Financiere Richemont SA, Class A	8,300	699,804
DKSH Holding AG	352	26,027
Dufry AG(1)	429	61,849
EFG International AG(1)	2,438	25,349
Ems-Chemie Holding AG	96	34,573
Forbo Holding AG(1)	29	30,123
Galenica AG	30	25,672
GAM Holding AG(1)	1,686	28,793
Gategroup Holding AG(1)	975	21,970
Geberit AG	325	110,934
Givaudan SA	177	295,585
Inficon Holding AG(1)	86	26,831
Julius Baer Group, Ltd.(1)	2,361	103,501
Kaba Holding AG(1)	61	29,083
Komax Holding AG	194	28,585
Kuehne & Nagel International AG	231	30,106
Kuoni Reisen Holding AG(1)	68	18,538
Logitech International SA	7,269	102,913
Mobimo Holding AG(1)	139	27,398
Nestle SA	19,315	1,416,448
Novartis AG	14,064	1,305,179
OC Oerlikon Corp. AG(1)	1,895	23,977
Pargesa Holding SA	333	25,921
Partners Group Holding AG	109	29,006
PSP Swiss Property AG(1)	420	36,047
Schindler Holding AG	1,211	163,949
Schmolz & Bickenbach AG(1)	21,068	25,441
SGS SA	46	101,132
Sika AG	16	57,194
Sonova Holding AG	1,114	173,707
Swatch Group, Ltd. (The)	458	38,748
Swatch Group, Ltd. (The), Bearer Shares	638	302,643
Swiss Life Holding AG	399	91,547
Swiss Prime Site AG(1)	678	51,546
Swiss Re AG	5,377	434,789
Swisscom AG	822	484,586
Syngenta AG	2,274	703,251
U-Blox AG(1)	336	45,422
Valiant Holding AG	270	23,616
Valora Holding AG	105	21,749
Zehnder Group AG	691	27,166

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Switzerland (continued)
Zurich Insurance Group AG	1,565	$473,614

		$8,718,294

United Kingdom — 15.5%
3i Group PLC	4,682	$29,779
Aberdeen Asset Management PLC	8,976	62,425
Aggreko PLC	1,997	48,723
Anglo American PLC	11,476	242,299
Anite PLC	21,623	30,213
Antofagasta PLC	3,440	38,741
APR Energy PLC	2,235	12,991
Associated British Foods PLC	4,424	195,239
AstraZeneca PLC	8,384	612,437
Aveva Group PLC	2,620	64,288
Aviva PLC	23,223	194,243
Babcock International Group PLC	3,446	60,481
BAE Systems PLC	15,161	111,649
Balfour Beatty PLC	6,224	15,377
Bellway PLC	1,198	33,605
Berendsen PLC	1,721	27,868
Berkeley Group Holdings PLC	1,125	41,143
BHP Billiton PLC	17,071	441,057
Bovis Homes Group PLC	2,198	29,685
BP PLC	96,827	696,661
British American Tobacco PLC	10,113	573,181
British Land Co. PLC (The)	2,591	30,254
British Sky Broadcasting Group PLC	8,032	113,832
Britvic PLC	2,403	26,200
Bunzl PLC	2,862	77,719
Burberry Group PLC	6,186	152,012
Capita PLC	9,433	165,850
Carillion PLC	4,756	25,338
Carnival PLC	1,660	66,194
Cineworld Group PLC	5,166	27,694
Close Brothers Group PLC	1,265	29,686
Cobham PLC	24,638	114,928
Compass Group PLC	10,231	165,138
Crest Nicholson Holdings PLC	4,968	26,720
Croda International PLC	1,406	51,693
CSR PLC	8,859	119,058
Daily Mail & General Trust PLC, Class A	2,268	28,698
Diageo PLC	13,596	400,978
Domino Printing Sciences PLC	4,721	45,660
Drax Group PLC	9,268	88,185
easyJet PLC	2,461	59,135
Elementis PLC	6,330	26,808

Security	Shares	Value

United Kingdom (continued)
Enterprise Inns PLC(1)	13,077	$26,791
Essentra PLC	2,162	23,804
Experian PLC	8,507	127,912
Firstgroup PLC(1)	13,353	24,064
Fresnillo PLC	2,137	23,882
Friends Life Group, Ltd.	5,908	30,639
G4s PLC	13,501	55,263
Galliford Try PLC	1,478	28,927
GlaxoSmithKline PLC	40,658	919,439
Glencore PLC	90,548	464,569
Grainger PLC	8,181	24,792
Greene King PLC	2,038	26,201
Halma PLC	16,107	160,714
Hammerson PLC	3,110	30,553
Hargreaves Lansdown PLC	1,490	23,742
Howden Joinery Group PLC	5,263	28,876
HSBC Holdings PLC	62,337	635,548
ICAP PLC	4,277	28,715
Imperial Tobacco Group PLC	4,546	197,487
Informa PLC	5,263	40,574
Inmarsat PLC	7,837	86,049
Innovation Group PLC	55,577	24,054
InterContinental Hotels Group PLC	1,773	67,348
Intertek Group PLC	1,447	63,069
Intu Properties PLC	6,028	32,884
ITE Group PLC	7,912	21,588
J Sainsbury PLC	7,562	29,791
Johnson Matthey PLC	1,714	81,829
Kcom Group PLC	18,722	27,875
Keller Group PLC	1,779	23,770
Kier Group PLC	1,060	25,279
Kingfisher PLC	14,750	71,456
Ladbrokes PLC	11,549	21,874
Laird PLC	12,084	60,994
Land Securities Group PLC	1,680	29,810
Legal & General Group PLC	20,937	77,599
Lloyds Banking Group PLC(1)	199,578	246,457
London Stock Exchange Group PLC	974	31,454
Londonmetric Property PLC REIT	12,704	29,955
Lonmin PLC(1)	6,079	17,040
Marks & Spencer Group PLC	23,568	153,471
Marston’s PLC	12,099	29,222
Meggitt PLC	6,752	48,772
Micro Focus International PLC	6,113	97,388
Mitchells & Butlers PLC(1)	4,075	24,804
Mitie Group PLC	5,571	26,879

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)
Mondi PLC	3,349	$56,600
Moneysupermarket.com Group PLC	16,319	52,424
National Grid PLC	74,070	1,099,196
NCC Group PLC	9,827	31,006
Next PLC	1,363	140,712
Old Mutual PLC	33,291	103,388
Oxford Instruments PLC	2,226	38,571
Pace PLC	16,468	91,553
Paragon Group of Cos. PLC (The)	4,937	28,597
Pearson PLC	6,368	119,365
Phoenix Group Holdings	2,631	31,768
Playtech PLC	8,460	95,822
Premier Farnell PLC	16,026	48,674
Provident Financial PLC	887	30,164
PZ Cussons PLC	5,045	29,923
QinetiQ Group PLC	8,311	26,937
Randgold Resources, Ltd.	1,173	68,654
Reckitt Benckiser Group PLC	3,354	282,485
Reed Elsevier PLC	7,665	126,145
Renishaw PLC	1,543	43,895
Rentokil Initial PLC	15,781	31,122
Rexam PLC	7,065	53,848
Rightmove PLC	906	30,644
Rolls-Royce Holdings PLC(1)	16,806	227,628
Rolls-Royce Holdings PLC, Class C(1)	1,512,540	2,420
Rotork PLC	757	31,030
Royal Dutch Shell PLC, Class A	27,462	980,991
RSA Insurance Group PLC(1)	3,640	28,165
Sage Group PLC (The)	46,291	280,313
SDL PLC(1)	5,875	37,021
Segro PLC REIT	5,128	31,241
Senior PLC	6,285	26,980
Shaftesbury PLC	2,677	30,668
Smiths Group PLC	1,428	26,670
Spirax-Sarco Engineering PLC	602	27,507
Spirent Communications PLC	26,820	32,072
Sports Direct International PLC(1)	2,255	23,291
SSE PLC	17,329	444,159
Standard Chartered PLC	1,664	25,048
TalkTalk Telecom Group PLC	10,243	49,299
Tate & Lyle PLC	2,622	25,376
Telecity Group PLC	9,172	113,264
TT Electronics PLC	8,490	22,765
UBM PLC	2,729	24,876
Ultra Electronics Holdings PLC	1,034	28,916
Unilever PLC	4,839	194,651

Security	Shares	Value

United Kingdom (continued)
UNITE Group PLC (The)	4,128	$28,224
United Utilities Group PLC	13,947	191,189
Victrex PLC	953	25,887
Vodafone Group PLC	452,116	1,503,491
Whitbread PLC	3,180	222,285
William Hill PLC	6,621	38,236
WS Atkins PLC	1,397	30,372
Xaar PLC	3,933	17,535
Xchanging PLC	11,221	34,022

		$17,244,153

Total Common Stocks (identified cost $102,912,399)		$109,492,850

Short-Term Investments — 0.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$49	$48,700

Total Short-Term Investments (identified cost $48,700)		$48,700

Total Investments — 98.7% (identified cost $102,961,099)		$109,541,550

Other Assets, Less Liabilities — 1.3%		$1,490,414

Net Assets — 100.0%		$111,031,964

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
CDI	–	CHESS Depositary Interest
PFC Shares	–	Preference Shares

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

29	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Portfolio of Investments — continued

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
Euro	32.2%	$35,792,619
Japanese Yen	17.1	18,982,875
British Pound Sterling	15.8	17,547,286
Australian Dollar	8.2	9,086,667
Swiss Franc	8.0	8,897,768
Swedish Krona	3.6	4,004,272
Hong Kong Dollar	3.6	3,989,179
Danish Krone	2.2	2,403,531
United States Dollar	2.1	2,299,277
Norwegian Krone	2.0	2,214,912
Singapore Dollar	1.7	1,914,771
Israeli Shekel	1.3	1,412,234
New Zealand Dollar	0.9	996,159

Total Investments	98.7%	$109,541,550

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Financials	12.9%	$14,341,837
Consumer Discretionary	11.4	12,649,899
Industrials	11.4	12,637,458
Health Care	10.2	11,354,844
Materials	10.1	11,220,701
Consumer Staples	10.0	11,130,520
Telecommunication Services	9.9	11,014,552
Information Technology	9.0	9,984,611
Utilities	7.9	8,711,832
Energy	5.8	6,446,596
Short-Term Investments	0.1	48,700

Total Investments	98.7%	$109,541,550

30	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $102,912,399)	$109,492,850
Affiliated investment, at value (identified cost, $48,700)	48,700
Foreign currency, at value (identified cost, $197,191)	195,661
Dividends receivable	169,814
Interest receivable from affiliated investment	79
Receivable for investments sold	678,784
Tax reclaims receivable	776,718
Total assets	$111,362,606

Liabilities
Demand note payable	$200,000
Payable for investments purchased	3,232
Payable to affiliates:
Investment adviser fee	69,253
Trustees’ fees	493
Accrued expenses	57,664
Total liabilities	$330,642
Net Assets applicable to investors’ interest in Portfolio	$111,031,964

Sources of Net Assets
Investors’ capital	$104,441,909
Net unrealized appreciation	6,590,055
Total	$111,031,964

31	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends (net of foreign taxes, $331,748)	$4,063,454
Interest allocated from affiliated investment	485
Expenses allocated from affiliated investment	(63)
Total investment income	$4,063,876

Expenses
Investment adviser fee	$877,017
Trustees’ fees and expenses	5,799
Custodian fee	117,370
Legal and accounting services	39,900
Miscellaneous	38,320
Total expenses	$1,078,406
Deduct —
Reduction of custodian fee	$2
Total expense reductions	$2

Net expenses	$1,078,404

Net investment income	$2,985,472

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$11,175,562
Investment transactions allocated from affiliated investment	4
Foreign currency transactions	(19,941)
Net realized gain	$11,155,625
Change in unrealized appreciation (depreciation) —
Investments	$(12,510,864)
Foreign currency	(66,370)
Net change in unrealized appreciation (depreciation)	$(12,577,234)

Net realized and unrealized loss	$(1,421,609)

Net increase in net assets from operations	$1,563,863

32	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$2,985,472	$2,470,621
Net realized gain from investment and foreign currency transactions	11,155,625	3,675,955
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(12,577,234)	14,837,185
Net increase in net assets from operations	$1,563,863	$20,983,761
Capital transactions —
Contributions	$3,064,899	$4,862,027
Withdrawals	(8,632,568)	(14,101,255)
Net decrease in net assets from capital transactions	$(5,567,669)	$(9,239,228)

Net increase (decrease) in net assets	$(4,003,806)	$11,744,533

Net Assets
At beginning of year	$115,035,770	$103,291,237
At end of year	$111,031,964	$115,035,770

33	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014		2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.92%		0.94%	1.03%	1.13%	1.13%
Net investment income	2.55	%(2)	2.28%	2.60%	1.67%	1.30%
Portfolio Turnover	53%		30%	117%	41%	72%
Total Return	1.30%		21.20%	10.24%	(9.16)%	5.48%
Net assets, end of year (000’s omitted)	$111,032		$115,036	$103,291	$108,855	$174,638

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.41% of average daily net assets.

34	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 37.4% and 62.6%, respectively in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

35

Tax-Managed International Equity Portfolio

October 31, 2014

Notes to Financial Statements — continued

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million or over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $877,017 or 0.75% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $61,726,283 and $64,284,264, respectively, for the year ended October 31, 2014.

36

Tax-Managed International Equity Portfolio

October 31, 2014

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$103,314,356

Gross unrealized appreciation	$12,403,899
Gross unrealized depreciation	(6,176,705)

Net unrealized appreciation	$6,227,194

The net unrealized appreciation on foreign currency transactions at October 31, 2014 on a federal income tax basis was $9,604.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. At October 31, 2014, the Portfolio had a balance outstanding pursuant to this line of credit of $200,000 at an interest rate of 1.09%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at October 31, 2014. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 7) at October 31, 2014. The Portfolio’s average borrowings or allocated fees during the year ended October 31, 2014 were not significant.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

37

Tax-Managed International Equity Portfolio

October 31, 2014

Notes to Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Asia/Pacific	$263,841	$35,358,801		$—	$35,622,642
Developed Europe	725,050	70,902,865		—	71,627,915
Developed Middle East	830,059	1,412,234		—	2,242,293

Total Common Stocks	$1,818,950	$107,673,900	*	$—	$109,492,850

Short-Term Investments	$—	$48,700		$—	$48,700

Total Investments	$1,818,950	$107,722,600		$—	$109,541,550

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

38

Tax-Managed International Equity Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

39

Parametric Tax-Managed International Equity Fund

Tax-Managed International Equity Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Parametric Tax-Managed International Equity Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	3,451,115	124,030
Cynthia E. Frost	3,453,541	121,604
George J. Gorman	3,453,919	121,225
Valerie A. Mosley	3,453,541	121,604
Harriett Tee Taggart	3,453,919	121,225

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Tax-Managed International Equity Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	98.26%	1.74%
Cynthia E. Frost	98.29%	1.71%
George J. Gorman	98.18%	1.82%
Valerie A. Mosley	98.30%	1.70%
Harriett Tee Taggart	98.46%	1.54%

40

Parametric Tax-Managed International Equity Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee of the Trust and Portfolio and President of the Portfolio	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

41

Parametric Tax-Managed International Equity Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

42

Parametric Tax-Managed International Equity Fund

October 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

43

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Administrator of Parametric Tax-Managed International Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

38    10.31.14

Eaton Vance Short Duration Government Income Fund Annual Report October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Short Duration Government Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 35

Federal Tax Information	20

Special Meeting of Shareholders	36

Management and Organization	37

Important Notices	40

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Central bank activity was the major driver of the mortgage-backed securities (MBS) market over the 12-month period ended October 31, 2014. The Federal Reserve (the Fed) announced in December 2013 that it would taper its monthly bond purchases (a program known as quantitative easing). As the U.S. economy strengthened, the Fed ultimately ended its bond purchases in October 2014. While Fed members debated the timing of the first rate hike, markets began to price in the Fed’s likely move to reflect a tightening of monetary conditions in 2015.

Against this backdrop, the U.S. Treasury yield curve flattened; yields on the long end of the Treasury yield curve fell during the fiscal year, while yields on the shorter end of the curve rose modestly. Even as the Fed tapered its bond-buying program, generic and seasoned MBS spreads over comparable-duration6 U.S. Treasurys fell. New home sales in the U.S. remained below historical norms, which caused a favorable supply/demand imbalance for the MBS market. Although mortgage rates declined during the fiscal year, seasoned MBS prepayment speeds finished the period near their lowest level in years.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Short Duration Government Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 2.64%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index2 (the Index) returned 0.67% for the period.

The Fund continued to primarily invest in seasoned agency MBS during the period. The Fund’s seasoned agency MBS investments were generally comprised of mortgages originated from the early 1990s through 2003. The Fund benefited from these investments, as they outperformed U.S. Treasurys over the period due to spread tightening and the additional yield they offer relative to U.S. Treasurys. The Index consists entirely of U.S. Treasurys.

Despite falling mortgage rates, the Fund’s high coupon, seasoned agency MBS continued to prepay near the slowest speeds of the last few years, which created additional yield relative to U.S. Treasurys during the quarter, aiding the Fund’s performance.

During the period, the Fund benefited from its investment in interest-only strips of seasoned agency MBS, as refinancing volumes slowed and spreads tightened in the sector.

In terms of detractors from performance relative to the Index, falling yields on the long end of the U.S. Treasury yield curve led to an underperformance of bonds with durations shorter than those of the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Performance2,3

Portfolio Managers Susan Schiff, CFA and Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2002	09/30/2002	2.64%	1.88%	3.10%
Class A with 2.25% Maximum Sales Charge	—	—	0.31	1.42	2.86
Class B at NAV	09/30/2002	09/30/2002	1.87	1.11	2.33
Class B with 3% Maximum Sales Charge	—	—	–1.12	1.11	2.33
Class C at NAV	09/30/2002	09/30/2002	2.02	1.26	2.48
Class C with 1% Maximum Sales Charge	—	—	1.03	1.26	2.48
Class I at NAV	05/04/2009	09/30/2002	2.89	2.11	3.22
BofA Merrill Lynch 1–3 Year U.S. Treasury Index	—	—	0.67%	1.04%	2.52%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.00%	1.75%	1.60%	0.75%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2004	$12,588	N.A.
Class C	$10,000	10/31/2004	$12,779	N.A.
Class I	$250,000	10/31/2004	$343,417	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of the Portfolio or Fund in which it invests.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,012.40	$5.22	**	1.03%
Class B	$1,000.00	$1,008.50	$9.01	**	1.78%
Class C	$1,000.00	$1,009.30	$8.26	**	1.63%
Class I	$1,000.00	$1,013.60	$3.91	**	0.77%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.24	**	1.03%
Class B	$1,000.00	$1,016.20	$9.05	**	1.78%
Class C	$1,000.00	$1,017.00	$8.29	**	1.63%
Class I	$1,000.00	$1,021.30	$3.92	**	0.77%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Short-Term U.S. Government Portfolio, at value (identified cost, $216,639,628)	$224,800,097
Investment in Government Obligations Portfolio, at value (identified cost, $59,224,172)	59,288,103
Investment in Senior Debt Portfolio, at value (identified cost, $10,091,316)	9,983,679
Receivable for Fund shares sold	1,410,517
Total assets	$295,482,396

Liabilities
Payable for Fund shares redeemed	$1,053,394
Distributions payable	135,894
Payable to affiliates:
Distribution and service fees	85,070
Trustees’ fees	42
Accrued expenses	106,551
Total liabilities	$1,380,951
Net Assets	$294,101,445

Sources of Net Assets
Paid-in capital	$315,855,317
Accumulated net realized loss from Portfolios	(29,734,741)
Accumulated distributions in excess of net investment income	(135,894)
Net unrealized appreciation from Portfolios	8,116,763
Total	$294,101,445

Class A Shares
Net Assets	$128,250,403
Shares Outstanding	14,966,465
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.57
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$8.77

Class B Shares
Net Assets	$2,340,723
Shares Outstanding	272,781
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.58

Class C Shares
Net Assets	$78,972,288
Shares Outstanding	9,201,995
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.58

Class I Shares
Net Assets	$84,538,031
Shares Outstanding	9,875,669
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.56

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income allocated from Portfolios (net of foreign taxes, $14)	$7,575,477
Dividends allocated from Portfolios	888
Expenses allocated from Portfolios	(1,685,794)
Total investment income from Portfolios	$5,890,571

Expenses
Distribution and service fees
Class A	$333,005
Class B	29,955
Class C	675,964
Trustees’ fees and expenses	500
Custodian fee	34,413
Transfer and dividend disbursing agent fees	208,947
Legal and accounting services	53,140
Printing and postage	56,903
Registration fees	65,943
Miscellaneous	14,063
Total expenses	$1,472,833

Net investment income	$4,417,738

Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	$2,005,066
Written swaptions	1,280,573
Financial futures contracts	(726,758)
Swap contracts	(600)
Foreign currency and forward foreign currency exchange contract transactions	30,593
Net realized gain (loss) —
Investment transactions — affiliated Portfolio	(153,607)
Net realized gain	$2,435,267
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	$740,973
Written swaptions	(569,996)
Financial futures contracts	776,672
Swap contracts	(1,028,564)
Foreign currency and forward foreign currency exchange contracts	(3,960)
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolio	153,607
Net change in unrealized appreciation (depreciation)	$68,732

Net realized and unrealized gain	$2,503,999

Net increase in net assets from operations	$6,921,737

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$4,417,738	$6,887,514
Net realized gain from investment transactions, written swaptions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	2,435,267	12,128,014
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	68,732	(25,038,916)
Net increase (decrease) in net assets from operations	$6,921,737	$(6,023,388)
Distributions to shareholders —
From net investment income
Class A	$(4,209,366)	$(5,919,236)
Class B	(72,293)	(142,986)
Class C	(2,035,110)	(2,929,766)
Class I	(1,927,168)	(2,778,539)
Tax return of capital
Class A	(47,146)	—
Class B	(775)	—
Class C	(22,413)	—
Class I	(21,856)	—
Total distributions to shareholders	$(8,336,127)	$(11,770,527)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$49,625,679	$61,508,891
Class B	363,865	674,659
Class C	16,464,643	22,189,601
Class I	66,996,467	68,564,587
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,391,520	5,116,350
Class B	61,962	122,263
Class C	1,776,193	2,549,430
Class I	1,411,379	1,752,742
Cost of shares redeemed
Class A	(70,369,471)	(130,597,564)
Class B	(826,538)	(2,977,243)
Class C	(32,150,871)	(53,347,294)
Class I	(41,319,236)	(83,200,573)
Net asset value of shares exchanged
Class A	1,205,359	1,151,470
Class B	(1,205,359)	(1,151,470)
Net decrease in net assets from Fund share transactions	$(4,574,408)	$(107,644,151)

Net decrease in net assets	$(5,988,798)	$(125,438,066)

Net Assets
At beginning of year	$300,090,243	$425,528,309
At end of year	$294,101,445	$300,090,243

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(135,894)	$(53,220)

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014		2013		2012	2011	2010
Net asset value — Beginning of year	$8.620		$9.020		$8.980	$9.210	$9.160

Income (Loss) From Operations
Net investment income(1)	$0.151		$0.169		$0.223	$0.218	$0.245
Net realized and unrealized gain (loss)	0.073		(0.290)		0.105	(0.160)	0.102

Total income (loss) from operations	$0.224		$(0.121)		$0.328	$0.058	$0.347

Less Distributions
From net investment income	$(0.271)		$(0.279)		$(0.288)	$(0.288)	$(0.297)
Tax return of capital	(0.003)		—		—	—	—

Total distributions	$(0.274)		$(0.279)		$(0.288)	$(0.288)	$(0.297)

Net asset value — End of year	$8.570		$8.620		$9.020	$8.980	$9.210

Total Return(2)	2.64%		(1.36)%		3.71%	0.65%	3.86%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$128,250		$145,119		$216,430	$250,375	$345,385
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.03	%(5)	0.99	%(5)	0.94%	0.93%	0.95%
Net investment income	1.76%		1.91%		2.48%	2.40%	2.67%
Portfolio Turnover of the Fund(6)	31%		35%		17%	18%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014		2013		2012	2011	2010
Net asset value — Beginning of year	$8.630		$9.030		$8.990	$9.220	$9.170

Income (Loss) From Operations
Net investment income(1)	$0.088		$0.102		$0.156	$0.150	$0.177
Net realized and unrealized gain (loss)	0.071		(0.290)		0.104	(0.160)	0.102

Total income (loss) from operations	$0.159		$(0.188)		$0.260	$(0.010)	$0.279

Less Distributions
From net investment income	$(0.207)		$(0.212)		$(0.220)	$(0.220)	$(0.229)
Tax return of capital	(0.002)		—		—	—	—

Total distributions	$(0.209)		$(0.212)		$(0.220)	$(0.220)	$(0.229)

Net asset value — End of year	$8.580		$8.630		$9.030	$8.990	$9.220

Total Return(2)	1.87%		(2.10)%		2.93%	(0.10)%	3.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,341		$3,964		$7,565	$9,997	$9,589
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.78	%(5)	1.74	%(5)	1.70%	1.68%	1.70%
Net investment income	1.02%		1.16%		1.74%	1.66%	1.93%
Portfolio Turnover of the Fund(6)	31%		35%		17%	18%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014		2013		2012	2011	2010
Net asset value — Beginning of year	$8.630		$9.030		$8.990	$9.220	$9.170

Income (Loss) From Operations
Net investment income(1)	$0.100		$0.116		$0.169	$0.163	$0.190
Net realized and unrealized gain (loss)	0.072		(0.291)		0.104	(0.160)	0.103

Total income (loss) from operations	$0.172		$(0.175)		$0.273	$0.003	$0.293

Less Distributions
From net investment income	$(0.220)		$(0.225)		$(0.233)	$(0.233)	$(0.243)
Tax return of capital	(0.002)		—		—	—	—

Total distributions	$(0.222)		$(0.225)		$(0.233)	$(0.233)	$(0.243)

Net asset value — End of year	$8.580		$8.630		$9.030	$8.990	$9.220

Total Return(2)	2.02%		(1.96)%		3.08%	0.04%	3.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,972		$93,297		$127,146	$132,240	$165,285
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.63	%(5)	1.59	%(5)	1.54%	1.53%	1.55%
Net investment income	1.16%		1.31%		1.88%	1.80%	2.07%
Portfolio Turnover of the Fund(6)	31%		35%		17%	18%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014		2013		2012	2011	2010
Net asset value — Beginning of year	$8.610		$9.010		$8.970	$9.200	$9.150

Income (Loss) From Operations
Net investment income(1)	$0.169		$0.191		$0.244	$0.239	$0.267
Net realized and unrealized gain (loss)	0.076		(0.289)		0.107	(0.158)	0.103

Total income (loss) from operations	$0.245		$(0.098)		$0.351	$0.081	$0.370

Less Distributions
From net investment income	$(0.292)		$(0.302)		$(0.311)	$(0.311)	$(0.320)
Tax return of capital	(0.003)		—		—	—	—

Total distributions	$(0.295)		$(0.302)		$(0.311)	$(0.311)	$(0.320)

Net asset value — End of year	$8.560		$8.610		$9.010	$8.970	$9.200

Total Return(2)	2.89%		(1.11)%		3.98%	0.91%	4.00%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$84,538		$57,710		$74,387	$66,141	$66,700
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.78	%(5)	0.74	%(5)	0.69%	0.68%	0.70%
Net investment income	1.97%		2.16%		2.72%	2.64%	2.91%
Portfolio Turnover of the Fund(6)	31%		35%		17%	18%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares four years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Short-Term U.S. Government Portfolio, Government Obligations Portfolio and Senior Debt Portfolio, and during the year ended October 31, 2014, also invested in CMBS Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Short-Term U.S. Government Portfolio, Government Obligations Portfolio and Senior Debt Portfolio (92.2%, 8.6% and 0.2%, respectively, at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Short-Term U.S. Government Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Short-Term U.S. Government Portfolio is discussed in Note 1A of such Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Government Obligations Portfolio and Senior Debt Portfolio for applicable investments.

Additional valuation policies for Senior Debt Portfolio (the Portfolio) are as follows:

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

14

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Notes to Financial Statements — continued

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$8,243,937	$11,770,527
Tax return of capital	$92,190	$—

During the year ended October 31, 2014, accumulated net realized loss was increased by $4,331,423, accumulated distributions in excess of net investment income was decreased by $3,743,525 and paid-in capital was increased by $587,898 due to differences between book and tax accounting,

15

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Notes to Financial Statements — continued

primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, mixed straddles, premium amortization, accretion of market discount and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and deferred capital losses	$(29,851,187)
Net unrealized appreciation	$8,233,209
Other temporary differences	$(135,894)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, futures contracts, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $28,480,089 and deferred capital losses of $1,371,098 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2018 ($16,216,716) and October 31, 2019 ($12,263,373) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2014, $1,371,098 are short-term.

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee waiver agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets, all of which is waived. The fee waiver agreement may not be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by a majority of the shareholders. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2014, the Fund’s allocated portion of the adviser fees paid by the Portfolios amounted to $1,505,126 or 0.55% of the Fund’s average daily net assets. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Agreement. For the year ended October 31, 2014, EVM earned $5,649 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $5,860 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s and BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $333,005 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $22,466 and $477,151 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $7,489 and $198,813 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

16

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $24,000, $4,000 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Short-Term U.S. Government Portfolio	$76,024,309	$(91,985,946)
Government Obligations Portfolio	—	—
Senior Debt Portfolio	10,000,000	—
CMBS Portfolio	—	(10,006,983)

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	5,780,754	6,949,370
Issued to shareholders electing to receive payments of distributions in Fund shares	394,902	580,141
Redemptions	(8,194,348)	(14,819,748)
Exchange from Class B shares	140,381	130,238

Net decrease	(1,878,311)	(7,159,999)

	Year Ended October 31,
Class B	2014	2013

Sales	42,333	75,927
Issued to shareholders electing to receive payments of distributions in Fund shares	7,204	13,833
Redemptions	(96,087)	(338,170)
Exchange to Class A shares	(140,186)	(130,064)

Net decrease	(186,736)	(378,474)

17

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2014	2013

Sales	1,917,953	2,496,189
Issued to shareholders electing to receive payments of distributions in Fund shares	206,459	288,944
Redemptions	(3,736,232)	(6,055,423)

Net decrease	(1,611,820)	(3,270,290)

	Year Ended October 31,
Class I	2014	2013

Sales	7,822,536	7,745,329
Issued to shareholders electing to receive payments of distributions in Fund shares	164,595	199,276
Redemptions	(4,817,689)	(9,496,328)

Net increase (decrease)	3,169,442	(1,551,723)

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the Fund’s investments in Government Obligations Portfolio and Senior Debt Portfolio, and at October 31, 2013, the Fund’s investment in Government Obligations Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, were valued based on Level 1 inputs.

18

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Government Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

19

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Short-Term U.S. Government Portfolio

October 31, 2014

Portfolio of Investments

Mortgage Pass-Throughs — 60.7%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
1.918%, with various maturities to 2022(1)	$2,196	$2,248,149
1.926%, with various maturities to 2037(1)	1,752	1,818,777
2.097%, with maturity at 2035(1)	3,694	3,780,532
2.231%, with maturity at 2020(1)	327	333,933
2.36%, with maturity at 2038(1)	4,472	4,794,546
2.364%, with maturity at 2036(1)	4,044	4,318,154
2.408%, with maturity at 2023(1)	1,255	1,297,210
2.456%, with maturity at 2036(1)	4,920	5,267,864
2.652%, with maturity at 2022(1)	160	164,225
2.889%, with maturity at 2035(1)	2,959	3,163,960
2.904%, with maturity at 2034(1)	1,701	1,819,539
2.983%, with maturity at 2025(1)	995	1,049,762
2.987%, with maturity at 2032(1)	1,038	1,064,887
3.082%, with maturity at 2029(1)	644	654,558
3.861%, with maturity at 2034(1)	615	670,110
4.073%, with maturity at 2037(1)	3,402	3,707,417
4.373%, with maturity at 2030(1)	1,034	1,126,624
4.485%, with maturity at 2032(1)	686	731,260
4.50%, with various maturities to 2035	3,486	3,710,584
4.714%, with maturity at 2033(1)	3,899	4,299,092
5.00%, with various maturities to 2018	1,977	2,091,306
5.50%, with various maturities to 2018	1,024	1,077,951
6.00%, with various maturities to 2035	5,492	6,225,381
6.50%, with various maturities to 2030	915	986,040
7.00%, with various maturities to 2035	1,181	1,374,869
7.50%, with various maturities to 2017	36	36,313
8.00%, with various maturities to 2025	128	135,009
9.25%, with maturity at 2017	1	1,076

		$57,949,128

Federal National Mortgage Association:
1.917%, with various maturities to 2037(1)	$850	$882,188
1.918%, with various maturities to 2035(1)	5,662	5,900,832
1.926%, with various maturities to 2033(1)	881	915,283
2.021%, with maturity at 2031(1)	3,301	3,379,029
2.05%, with maturity at 2038(1)	1,287	1,315,954
2.079%, with maturity at 2018(1)	25	25,762
2.20%, with maturity at 2037(1)	4,124	4,290,142
2.256%, with maturity at 2031(1)	2,649	2,757,511
2.263%, with maturity at 2040(1)	1,260	1,339,512
2.393%, with maturity at 2036(1)	4,662	4,990,545
2.425%, with various maturities to 2034(1)	1,861	1,979,050
2.49%, with maturity at 2038(1)	1,907	2,045,470
2.499%, with maturity at 2028(1)	2,644	2,810,918

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
2.519%, with maturity at 2020(1)	$524	$532,357
2.579%, with maturity at 2036(1)	350	361,125
2.597%, with maturity at 2019(1)	982	1,008,532
2.613%, with maturity at 2030(1)	474	486,799
2.679%, with maturity at 2018(1)	203	206,116
2.691%, with maturity at 2018(1)	20	19,904
2.766%, with maturity at 2030(1)	1,727	1,785,599
2.834%, with maturity at 2030(1)	1,078	1,143,218
2.956%, with maturity at 2021(1)	498	514,319
2.986%, with maturity at 2036(1)	1,150	1,189,648
3.228%, with maturity at 2034(1)	2,911	3,142,230
3.383%, with maturity at 2021(1)	489	505,843
3.552%, with maturity at 2021(1)	784	813,186
3.578%, with maturity at 2026(1)	921	1,002,565
3.634%, with maturity at 2034(1)	4,589	5,000,432
3.715%, with maturity at 2035(1)	1,746	1,902,993
3.727%, with maturity at 2036(1)	317	336,797
3.877%, with maturity at 2035(1)	1,245	1,356,448
3.879%, with maturity at 2036(1)	2,553	2,782,177
3.953%, with maturity at 2034(1)	2,932	3,195,181
4.105%, with maturity at 2033(1)	977	1,079,834
4.158%, with maturity at 2035(1)	2,203	2,425,530
4.255%, with maturity at 2034(1)	842	917,614
4.481%, with maturity at 2034(1)	1,246	1,357,533
4.555%, with maturity at 2029(1)	2,020	2,200,956
4.676%, with maturity at 2034(1)	2,305	2,535,778
5.00%, with various maturities to 2019(2)	2,939	3,117,431
6.00%, with various maturities to 2031	2,449	2,756,489
6.321%, with maturity at 2032(1)	387	433,602
6.50%, with various maturities to 2019	91	99,513
7.00%, with various maturities to 2035(2)	7,956	9,266,265
8.00%, with various maturities to 2034	1,234	1,486,921
8.949%, with maturity at 2018(3)	74	78,018
9.50%, with maturity at 2022	217	245,533

		$87,918,682

Government National Mortgage Association:
1.625%, with various maturities to 2027(1)	$468	$479,020
2.00%, with maturity at 2026(1)	247	257,783
5.00%, with maturity at 2018	1,149	1,216,660
8.25%, with maturity at 2020	137	153,355
9.00%, with maturity at 2017	97	102,740

		$2,209,558

Total Mortgage Pass-Throughs (identified cost $143,930,621)		$148,077,368

21	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2014

Portfolio of Investments — continued

Collateralized Mortgage Obligations — 18.5%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 228, (Interest Only), Class IO, 6.00%, 2/1/35(4)	$3,985	$866,038
Series 1395, Class F, 1.317%, 10/15/22(5)	48	48,336
Series 2135, Class JZ, 6.00%, 3/15/29	1,953	2,188,978
Series 3030, (Interest Only), Class SL, 5.947%, 9/15/35(4)(6)	6,210	980,845
Series 3114, (Interest Only), Class TS, 6.497%, 9/15/30(4)(6)	15,165	2,538,274
Series 3339, (Interest Only), Class JI, 6.437%, 7/15/37(4)(6)	5,255	765,469
Series 3872, (Interest Only), Class NI, 5.50%, 12/15/21(4)	10,434	1,169,588
Series 4088, (Interest Only), Class EI, 3.50%, 9/15/41(4)	6,564	1,117,030
Series 4109, (Interest Only), Class SA, 6.047%, 9/15/32(4)(6)	5,695	1,196,467
Series 4398, Class US, 8.194%, 10/15/44(6)	2,849	2,837,497

		$13,708,522

Federal National Mortgage Association:
Series G93-17, Class FA, 1.152%, 4/25/23(5)	$112	$114,208
Series G93-36, Class ZQ, 6.50%, 12/25/23	494	556,128
Series G97-4, Class FA, 0.954%, 6/17/27(5)	421	427,278
Series 296, (Interest Only), Class 2, 8.00%, 4/25/24(4)	1,352	258,200
Series 1993-203, Class PL, 6.50%, 10/25/23	499	562,667
Series 1993-250, Class Z, 7.00%, 12/25/23	46	46,447
Series 1994-14, Class F, 2.267%, 10/25/23(5)	557	571,118
Series 2001-4, Class GA, 9.441%, 4/17/25(3)	71	80,400
Series 2004-60, (Interest Only), Class SW, 6.898%, 4/25/34(4)(6)	7,410	1,322,429
Series 2005-68, (Interest Only), Class XI, 6.00%, 8/25/35(4)	5,434	1,443,838
Series 2006-65, (Interest Only), Class PS, 7.068%, 7/25/36(4)(6)	4,468	778,596
Series 2007-99, (Interest Only), Class SD, 6.248%, 10/25/37(4)(6)	7,203	1,200,928
Series 2009-48, Class WA, 5.834%, 7/25/39(3)	1,391	1,556,840
Series 2009-62, Class WA, 5.562%, 8/25/39(3)	2,144	2,396,089
Series 2009-93, (Interest Only), Class SC, 5.998%, 11/25/39(4)(6)	12,550	2,158,480
Series 2010-13, (Interest Only), Class PI, 5.00%, 11/25/38(4)	5,759	290,057
Series 2010-135, (Interest Only), Class SD, 5.848%, 6/25/39(4)(6)	7,663	1,025,278
Series 2011-13, (Interest Only), Class AI, 4.50%, 7/25/21(4)	8,264	602,286
Series 2011-49, Class NT, 6.00%, 6/25/41(6)	1,370	1,527,694
Series 2011-59, (Interest Only), Class IW, 6.00%, 7/25/41(4)	5,030	1,062,339

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2011-82, (Interest Only), Class AI, 5.50%, 8/25/26(4)	$10,537	$964,723
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(4)	15,371	1,924,979
Series 2014-55, (Interest Only), Class IL, 3.50%, 9/25/44(4)	7,904	1,477,266
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(4)	7,883	1,447,263
Series 2014-61, Class US, 8.196%, 10/25/44(6)	1,818	1,849,605

		$25,645,136

Government National Mortgage Association:
Series 2000-30, Class F, 0.702%, 12/16/22(5)	$603	$608,263
Series 2010-134, (Interest Only), Class ES, 5.843%, 11/20/39(4)(6)	25,806	3,658,467
Series 2011-48, (Interest Only), Class SD, 6.513%, 10/20/36(4)(6)	10,166	1,314,819

		$5,581,549

Total Collateralized Mortgage Obligations (identified cost $44,930,607)		$44,935,207

U.S. Government Agency Obligations — 10.2%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Bank:
5.75%, 6/12/26	$6,000	$7,600,992

		$7,600,992

United States Agency for International Development — Israel:
0.00%, 3/15/21	$20,000	$17,276,560

		$17,276,560

Total U.S. Government Agency Obligations (identified cost $21,585,645)		$24,877,552

Short-Term Investments — 9.9%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(7)	$24,205	$24,205,324

Total Short-Term Investments (identified cost $24,205,324)		$24,205,324

Total Investments — 99.3% (identified cost $234,652,197)		$242,095,451

22	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2014

Portfolio of Investments — continued

Interest Rate Swaptions Written — (0.3)%

Description	Counterparty	Expiration Date	Notional Amount	Value

Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.45%	Citibank, N.A.	10/15/15	$50,000,000	$(722,050)

Total Interest Rate Swaptions Written (premium received $1,325,000)				$(722,050)

Other Assets, Less Liabilities — 1.0%				$2,556,584

Net Assets — 100.0%				$243,929,985

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2014.

(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2014.

(4)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2014.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

23	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $210,446,873)	$217,890,127
Affiliated investment, at value (identified cost, $24,205,324)	24,205,324
Restricted cash*	1,100,000
Interest receivable	1,238,862
Interest receivable from affiliated investment	5,158
Receivable for investments sold	662,428
Receivable for variation margin on open financial futures contracts	39,391
Receivable for open swap contracts	890,800
Total assets	$246,032,090

Liabilities
Cash collateral due to broker	$1,100,000
Written swaptions outstanding, at value (premiums received, $1,325,000)	722,050
Payable for open swap contracts	120,240
Payable to affiliate:
Investment adviser fee	103,117
Trustees’ fees	878
Accrued expenses	55,820
Total liabilities	$2,102,105
Net Assets applicable to investors’ interest in Portfolio	$243,929,985

Sources of Net Assets
Investors’ capital	$235,176,393
Net unrealized appreciation	8,753,592
Total	$243,929,985

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

24	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest	$6,886,899
Interest allocated from affiliated investment	22,038
Expenses allocated from affiliated investment	(2,839)
Total investment income	$6,906,098

Expenses
Investment adviser fee	$1,175,143
Trustees’ fees and expenses	10,378
Custodian fee	79,405
Legal and accounting services	53,478
Miscellaneous	11,654
Total expenses	$1,330,058
Deduct —
Reduction of custodian fee	$28
Total expense reductions	$28

Net expenses	$1,330,030

Net investment income	$5,576,068

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,611,634
Investment transactions allocated from affiliated investment	186
Written swaptions	1,265,000
Financial futures contracts	(914,070)
Net realized gain	$1,962,750
Change in unrealized appreciation (depreciation) —
Investments	$418,808
Written swaptions	(612,150)
Financial futures contracts	930,578
Swap contracts	(958,290)
Net change in unrealized appreciation (depreciation)	$(221,054)

Net realized and unrealized gain	$1,741,696

Net increase in net assets from operations	$7,317,764

25	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$5,576,068	$7,990,353
Net realized gain from investment transactions, written swaptions and financial futures contracts	1,962,750	10,312,253
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	(221,054)	(23,026,284)
Net increase (decrease) in net assets from operations	$7,317,764	$(4,723,678)
Capital transactions —
Contributions	$81,181,834	$81,822,476
Withdrawals	(113,311,622)	(212,225,752)
Net decrease in net assets from capital transactions	$(32,129,788)	$(130,403,276)

Net decrease in net assets	$(24,812,024)	$(135,126,954)

Net Assets
At beginning of year	$268,742,009	$403,868,963
At end of year	$243,929,985	$268,742,009

26	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.57%	0.57%	0.56%	0.57%
Net investment income	2.37%	2.28%	2.63%	2.68%	2.87%
Portfolio Turnover	18%	12%	15%	6%	26%

Total Return	3.14%	(1.29)%	3.72%	0.63%	3.65%

Net assets, end of year (000’s omitted)	$243,930	$268,742	$403,869	$432,192	$526,704

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Short-Term U.S. Government Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Short Duration Government Income Fund and Eaton Vance Multi-Strategy Absolute Return Fund held an interest of 92.2% and 4.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

28

Short-Term U.S. Government Portfolio

October 31, 2014

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

J  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

K  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $1,175,143. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities and paydowns aggregated $38,438,353 and $75,720,083, respectively, for the year ended October 31, 2014.

29

Short-Term U.S. Government Portfolio

October 31, 2014

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$236,572,093

Gross unrealized appreciation	$9,624,967
Gross unrealized depreciation	(4,101,609)

Net unrealized appreciation	$5,523,358

The net unrealized appreciation on swap contracts and written swaptions at October 31, 2014 on a federal income tax basis was $1,373,510.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written swaptions at October 31, 2014 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/14	145 U.S. 5-Year Treasury Note	Short	$(17,226,680)	$(17,317,305)	$(90,625)
12/14	190 U.S. 10-Year Treasury Note	Short	(23,908,828)	(24,008,281)	(99,453)
12/14	62 U.S. Ultra-Long Treasury Bond	Long	9,595,469	9,722,375	126,906

					$(63,172)

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank AG	$10,000	Pays	3-month USD-LIBOR-BBA	2.61%	June 1, 2017/ June 1, 2022	$(120,240)
Deutsche Bank AG	10,000	Receives	3-month USD-LIBOR-BBA	2.82	June 1, 2017/ June 1, 2047	890,800

						$770,560

30

Short-Term U.S. Government Portfolio

October 31, 2014

Notes to Financial Statements — continued

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

Written swaptions activity for the year ended October 31, 2014 was as follows:

	Notional Amount	Premiums Received

Outstanding, beginning of year	$100,000,000	$1,265,000
Swaptions written	50,000,000	1,325,000
Swaptions expired	(100,000,000)	(1,265,000)

Outstanding, end of year	$50,000,000	$1,325,000

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures, interest rate swaps and swaptions to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts and over-the-counter written swaptions that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $842,290. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,027,421 at October 31, 2014.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written swaptions as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 7) at October 31, 2014.

31

Short-Term U.S. Government Portfolio

October 31, 2014

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Written swaptions	$—		$(722,050	)(1)
Futures contracts	126,906	(2)	(190,078	)(2)
Swap contracts	890,800	(3)	(120,240	)(4)

Total	$1,017,706		$(1,032,368)

Derivatives not subject to master netting or similar agreements	$126,906		$(190,078)

Total Derivatives subject to master netting or similar agreements	$890,800		$(842,290)

(1)	Statement of Assets and Liabilities location: Written swaptions outstanding, at value.

(2)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(3)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

(4)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Deutsche Bank AG	$890,800	$(120,240)	$—	$(770,560)	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(722,050)	$—	$722,050	$—	$—
Deutsche Bank AG	(120,240)	120,240	—	—	—

Total	$(842,290)	$120,240	$722,050	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

32

Short-Term U.S. Government Portfolio

October 31, 2014

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written swaptions	$1,265,000	$(612,150)
Futures contracts	$(914,070)	$930,578
Swap contracts	$—	$(958,290)

(1)	Statement of Operations location: Net realized gain (loss) – Written swaptions and Financial futures contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written swaptions, Financial futures contracts and Swap contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts

$5,818,000	$36,248,000	$20,000,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

33

Short-Term U.S. Government Portfolio

October 31, 2014

Notes to Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$148,077,368	$—	$148,077,368
Collateralized Mortgage Obligations	—	44,935,207	—	44,935,207
U.S. Government Agency Obligations	—	24,877,552	—	24,877,552
Short-Term Investments	—	24,205,324	—	24,205,324

Total Investments	$—	$242,095,451	$—	$242,095,451

Futures Contracts	$126,906	$—	$—	$126,906
Swap Contracts	—	890,800	—	890,800

Total	$126,906	$242,986,251	$—	$243,113,157

Liability Description

Interest Rate Swaptions Written	$—	$(722,050)	$—	$(722,050)
Futures Contracts	(190,078)	—	—	(190,078)
Swap Contracts	—	(120,240)	—	(120,240)

Total	$(190,078)	$(842,290)	$—	$(1,032,368)

The Portfolio held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

34

Short-Term U.S. Government Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short-Term U.S. Government Portfolio:

We have audited the accompanying statement of assets and liabilities of Short-Term U.S. Government Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Short-Term U.S. Government Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

35

Eaton Vance Short Duration Government Income Fund

Short-Term U.S. Government Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Short Duration Government Income Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	26,759,168	124,175
Cynthia E. Frost	26,759,491	123,853
George J. Gorman	26,751,837	131,507
Valerie A. Mosley	26,777,509	105,835
Harriett Tee Taggart	26,103,452	779,891

Each nominee was also elected a Trustee of Short-Term U.S. Government Income Portfolio.

(1)	Excludes fractional shares.

Short-Term U.S. Government Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	99.46%	0.54%
Cynthia E. Frost	99.46%	0.54%
George J. Gorman	99.44%	0.56%
Valerie A. Mosley	99.43%	0.47%
Harriett Tee Taggart	97.19%	2.81%

36

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), CMBS Portfolio (CMBSP), Eaton Vance Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), Senior Debt Portfolio (SDP), Short Duration High Income Portfolio (SDHIP) and Short-Term U.S. Government Portfolio (STUSGP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

37

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of each Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Thomas H. Luster 1962	President of CMBSP	2002	Vice President of EVM and BMR.

Scott H. Page 1959	President of FRP and SDP	1996	Vice President of EVM and BMR.

38

Eaton Vance

Short Duration Government Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Susan Schiff 1961	President of GOP and STUSGP	2012	Vice President of EVM and BMR.

Michael W. Weilheimer 1961	President of SDHIP	1995	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser of Short-Term U.S. Government Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration Government Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560    10.31.14

Eaton Vance

Short Duration High Income Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Short Duration High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 28

Federal Tax Information	16

Special Meeting of Shareholders	29

Management and Organization	30

Important Notices	33

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. high-yield bond market posted positive returns for the 12-month period ended October 31, 2014, buoyed by favorable economic conditions and continued low interest rates. Volatility, however, increased in the last four months of the period. Although corporate financial fundamentals remained healthy, headlines that were critical of the high-yield market shook investors in late June and July, triggering outflows from the asset class. These outflows caused yields — which were near an all-time low in mid-June — to climb and high-yield bond prices to fall. The backdrop of healthy corporate fundamentals, coupled with light new debt issuance in August and higher overall yields, helped the high-yield market to rally back in the final weeks of the summer. In the fall, however, mounting worries over Ebola and slowing economic growth in Europe, caused yields to begin climbing again until reaching their peaks in mid-October, at which point demand returned strongly, driving yields back down and bond prices up.

Overall economic growth for the period was modest. Growth was strong enough to support high-yield companies without being so strong that it stoked fears of imminent interest rate increases. Many issuers benefited from positive earnings growth, improving balance sheets and interest expense coverage near all-time highs. The supply/demand conditions for high-yield bonds remained favorable on-the-whole, as continued low interest rates, including declining Treasury yields, helped attract investors. Leverage (or debt) metrics stayed relatively constant and, excluding a single issuer default, the default rate on high-yield bonds remained below 2%, versus its historical average of 4%.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Short Duration High Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 2.42%, compared to the 3.30% gain of its benchmark, the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated 1-3 Years Index2 (the Index).

From a sector perspective, credit selection was a modest contributor to relative performance versus the Index. The biggest gain came from telecommunications, where some out-of-Index bonds issued by multinational service providers outperformed. Credit selection within the diversified financial services group and a sizable overweight in the retail segment, which includes low-cost, high-volume retailers, also helped. By contrast, the Fund lost performance in energy, hampered by both the underperformance of bonds issued by an offshore drilling company and a lack of exposure to some of the better performing securities in the Index. Not having a stake in the banks & thrifts sector also detracted, as it was a positive performer for the Index. Lastly, credit selection in the services group hindered relative performance versus the Index.

Over the 12-month period, bonds with longer durations7, or more sensitivity to interest rates changes, outpaced shorter-duration issues, which came under pressure as concerns over the magnitude and timing of an interest rate increase subsided. For this reason, short-duration high-yield funds underperformed the broad high-yield asset class. The Fund lagged from having an even shorter duration than the Index in order to minimize volatility. Additionally, credit selection among bonds with zero- to two-year durations, which represented nearly 72% of assets on average, hindered relative performance versus the Index. Security selection in the two- to five-year category helped offset some of these losses.

High-yield bonds with higher credit quality outperformed lower-quality issues for the market as a whole during this past year; however, in the short-duration subsector, lower credit quality led in performance. In terms of credit quality, the Fund’s overall allocations and credit selection had minimal impact on performance versus the Index. Positioning in the BB-rated6 segment, which was a large underweight compared to the Index, gave a small boost to relative performance versus the Index, as did a sizable overweight in the top-performing CCC-rated segment. However, disappointing credit selection within the CCC-rated category detracted from relative performance versus the Index. Credit selection in the B-rated segment, another large overweight, also hindered performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Performance2,3

Portfolio Manager Michael W. Weilheimer, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/01/2013	02/21/2012	2.42%	—	5.05%
Class A with 2.25% Maximum Sales Charge	—	—	0.11	—	4.15
Class I at NAV	11/01/2013	02/21/2012	2.71	—	5.16
BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated 1–3	—	—	3.30%	—	6.03%
Years Index

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.17%	0.92%
Net				1.05	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/21/2012	$286,302	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Fund Profile5

Credit Quality (% of bond holdings)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated 1-3 Years Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/15. Without the reimbursement, if applicable, performance would have been lower.
[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,003.00	$5.30	**	1.05%
Class I	$1,000.00	$1,003.30	$4.04	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35	**	1.05%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Short Duration High Income Portfolio, at value (identified cost, $8,887,251)	$8,762,712
Receivable from affiliate	19,464
Total assets	$8,782,176

Liabilities
Payable for Fund shares redeemed	$798
Distributions payable	6,698
Payable to affiliates:
Distribution and service fees	239
Trustees’ fees	42
Accrued expenses	35,372
Total liabilities	$43,149
Net Assets	$8,739,027

Sources of Net Assets
Paid-in capital	$8,887,686
Accumulated net realized loss from Portfolio	(25,866)
Accumulated undistributed net investment income	1,746
Net unrealized depreciation from Portfolio	(124,539)
Total	$8,739,027

Class A Shares
Net Assets	$1,180,380
Shares Outstanding	120,086
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.83
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.06

Class I Shares
Net Assets	$7,558,647
Shares Outstanding	767,857
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.84

On sales of $100,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income allocated from Portfolio (net of foreign taxes, $365)	$350,290
Expenses allocated from Portfolio	(51,982)
Total investment income from Portfolio	$298,308

Expenses
Distribution and service fees
Class A	$1,476
Trustees’ fees and expenses	542
Custodian fee	10,843
Transfer and dividend disbursing agent fees	1,691
Legal and accounting services	30,392
Printing and postage	15,913
Registration fees	61,098
Miscellaneous	7,036
Total expenses	$128,991
Deduct —
Allocation of expenses to affiliate	$125,128
Total expense reductions	$125,128

Net expenses	$3,863

Net investment income	$294,445

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(24,890)
Net realized loss	$(24,890)
Change in unrealized appreciation (depreciation) —
Investments	$(124,539)
Net change in unrealized appreciation (depreciation)	$(124,539)

Net realized and unrealized loss	$(149,429)

Net increase in net assets from operations	$145,016

8	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2014(1)
From operations —
Net investment income	$294,445
Net realized loss from investment transactions	(24,890)
Net change in unrealized appreciation (depreciation) from investments	(124,539)
Net increase in net assets from operations	$145,016
Distributions to shareholders —
From net investment income
Class A	$(23,298)
Class I	(271,470)
Total distributions to shareholders	$(294,768)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,572,243
Class I	8,002,692
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	23,268
Class I	185,186
Cost of shares redeemed
Class A	(393,569)
Class I	(501,041)
Net increase in net assets from Fund share transactions	$8,888,779

Net increase in net assets	$8,739,027

Net Assets
At beginning of year	$—
At end of year	$8,739,027

Accumulated undistributed net investment income included in net assets
At end of year	$1,746

(1)	The Fund commenced operations on November 1, 2013.

9	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Financial Highlights

Class A
Year Ended October 31, 2014(1)
Net asset value — Beginning of year	$10.000

Income (Loss) From Operations
Net investment income	$0.410
Net realized and unrealized loss	(0.171)

Total income from operations	$0.239

Less Distributions
From net investment income	$(0.409)

Total distributions	$(0.409)

Net asset value — End of year	$9.830

Total Return(2)	2.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,180
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.05%
Net investment income	3.92%
Portfolio Turnover of the Portfolio	65%

(1)	For the period from the start of business, November 1, 2013, to October 31, 2014.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.84% of average daily net assets for the year ended October 31, 2014). Absent this reimbursement, total return would be lower.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Financial Highlights — continued

Class I
Year Ended October 31, 2014(1)
Net asset value — Beginning of year	$10.000

Income (Loss) From Operations
Net investment income	$0.429
Net realized and unrealized loss	(0.162)

Total income from operations	$0.267

Less Distributions
From net investment income	$(0.427)

Total distributions	$(0.427)

Net asset value — End of year	$9.840

Total Return(2)	2.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,559
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.80%
Net investment income	4.38%
Portfolio Turnover of the Portfolio	65%

(1)	For the period from the start of business, November 1, 2013, to October 31, 2014.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.84% of average daily net assets for the year ended October 31, 2014). Absent this reimbursement, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on November 1, 2013. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Short Duration High Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (15.2% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder,

12

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Notes to Financial Statements — continued

receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended October 31, 2014 was as follows:

Year Ended October 31, 2014

Distributions declared from:
Ordinary income	$294,768

During the year ended October 31, 2014, accumulated net realized loss was increased by $976, accumulated undistributed net investment income was increased by $2,069 and paid-in capital was decreased by $1,093 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, accretion of market discount, partnership allocations and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$8,444
Deferred capital losses	$(14,566)
Net unrealized depreciation	$(135,839)
Other temporary differences	$(6,698)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, premium amortization, accretion of market discount and the timing of recognizing distributions to shareholders.

At October 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $14,566 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2014, $2,230 are short-term and $12,336 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.60% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2014, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05% and 0.80% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2015. Pursuant to this agreement, EVM was allocated $125,128 of the Fund’s operating expenses for the year ended October 31, 2014.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $115 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $256 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A shares (see Note 4).

13

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $1,476 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 0.75% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $9,566,264 and $952,431, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2014

Sales	157,637
Issued to shareholders electing to receive payments of distributions in Fund shares	2,353
Redemptions	(39,904)

Net increase	120,086

Class I	Year Ended October 31, 2014

Sales	799,905
Issued to shareholders electing to receive payments of distributions in Fund shares	18,613
Redemptions	(50,661)

Net increase	767,857

At October 31, 2014, EVM owned 11.6% of the value of the outstanding shares of the Fund.

14

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration High Income Fund as of October 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

15

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Short Duration High Income Portfolio

October 31, 2014

Portfolio of Investments

Corporate Bonds & Notes — 89.0%

Security	Principal Amount (000’s omitted)	Value

Air Transportation — 0.9%
US Airways Group, Inc., 6.125%, 6/1/18	$500	$517,500

		$517,500

Automotive & Auto Parts — 2.0%
Chrysler Group, LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	$200	$215,250
General Motors Financial Co., Inc., 2.75%, 5/15/16	175	177,734
Schaeffler Finance Holding BV, 6.875%, 8/15/18(1)(2)	750	789,375

		$1,182,359

Broadcasting — 3.8%
AMC Networks, Inc., 7.75%, 7/15/21	$1,000	$1,095,000
Crown Media Holdings, Inc., 10.50%, 7/15/19	1,000	1,100,000

		$2,195,000

Building Materials — 2.2%
Interface, Inc., 7.625%, 12/1/18	$444	$463,225
Interline Brands, Inc., 10.00%, 11/15/18(2)	750	785,625

		$1,248,850

Cable / Satellite TV — 3.2%
CCO Holdings, LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	$500	$521,875
CSC Holdings, LLC, 7.875%, 2/15/18	500	566,875
DISH DBS Corp., 4.625%, 7/15/17	750	783,750

		$1,872,500

Capital Goods — 1.0%
Case New Holland Industrial, Inc., 7.875%, 12/1/17	$500	$563,750

		$563,750

Chemicals — 0.9%
Ashland, Inc., 3.00%, 3/15/16	$500	$507,500

		$507,500

Consumer Products — 1.7%
Alphabet Holding Co., Inc., 7.75%, 11/1/17(2)	$1,000	$971,250

		$971,250

Security	Principal Amount (000’s omitted)	Value

Containers — 2.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.234%, 12/15/19(1)(3)	$1,000	$983,750
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holding II Issuer, Inc., 5.625%, 12/15/16(1)	250	251,250
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holding II Issuer, Inc., 6.00%, 6/15/17(1)	65	65,000

		$1,300,000

Diversified Financial Services — 13.3%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 2.75%, 5/15/17(1)	$1,000	$988,750
Air Lease Corp., 5.625%, 4/1/17	750	810,000
Ally Financial, Inc., 8.00%, 12/31/18	250	290,625
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16(1)	1,386	1,417,185
CIT Group, Inc., 5.25%, 3/15/18	905	957,038
E*TRADE Financial Corp., 6.75%, 6/1/16	1,140	1,216,950
Icahn Enterprises, LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17	500	498,750
International Lease Finance Corp., 2.184%, 6/15/16(3)	500	500,000
International Lease Finance Corp., 8.75%, 3/15/17	450	506,531
Navient, LLC, 4.625%, 9/25/17	250	255,000
Navient, LLC, 6.00%, 1/25/17	250	264,375

		$7,705,204

Diversified Media — 0.9%
IAC/InterActiveCorp, 4.875%, 11/30/18	$500	$517,500

		$517,500

Energy — 8.0%
American Energy-Permian Basin, LLC/AEPB Finance Corp., 6.732%, 8/1/19(1)(3)	$1,000	$890,000
Chesapeake Energy Corp., 3.481%, 4/15/19(3)	1,000	1,003,190
Chesapeake Energy Corp., 7.25%, 12/15/18	250	287,812
Regency Energy Partners LP/Regency Energy Finance Corp., 6.875%, 12/1/18	350	363,344
Sabine Pass LNG, LP, 7.50%, 11/30/16	1,000	1,077,500
Seadrill, Ltd., 6.50%, 10/5/15	1,000	1,021,250

		$4,643,096

Entertainment / Film — 0.9%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/1/18(1)	$500	$515,000

		$515,000

17	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Food / Beverage / Tobacco — 1.9%
Constellation Brands, Inc., 7.25%, 9/1/16	$1,014	$1,110,330

		$1,110,330

Gaming — 3.0%
MGM Resorts International, 6.625%, 7/15/15	$500	$514,350
MGM Resorts International, 6.875%, 4/1/16	500	528,750
Station Casinos, LLC, 7.50%, 3/1/21	125	131,250
Studio City Finance, Ltd., 8.50%, 12/1/20(1)	500	545,000

		$1,719,350

Health Care — 7.6%
Alere, Inc., 7.25%, 7/1/18	$400	$428,000
Alere, Inc., 8.625%, 10/1/18	500	523,125
HCA, Inc., 6.50%, 2/15/16	1,250	1,323,437
ResCare, Inc., 10.75%, 1/15/19	1,500	1,608,750
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	500	533,125

		$4,416,437

Homebuilders / Real Estate — 0.9%
iStar Financial, Inc., 3.875%, 7/1/16	$250	$254,375
Realogy Group, LLC/Sunshine Group Florida, Ltd. (The), 3.375%, 5/1/16(1)	250	253,125

		$507,500

Leisure — 1.8%
NCL Corp., Ltd., 5.00%, 2/15/18	$500	$502,500
Royal Caribbean Cruises, 7.25%, 6/15/16	500	542,500

		$1,045,000

Metals / Mining — 0.8%
FMG Resources August 2006 Pty, Ltd., 6.875%, 2/1/18(1)	$222	$228,333
Novelis, Inc., 8.375%, 12/15/17	250	261,563

		$489,896

Restaurants — 1.4%
NPC International, Inc., 10.50%, 1/15/20	$750	$785,625

		$785,625

Services — 3.8%
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 2.984%, 12/1/17(3)	$925	$930,827
BlueLine Rental Finance Corp., 7.00%, 2/1/19(1)	30	31,725

Security	Principal Amount (000’s omitted)	Value

Services (continued)
Laureate Education, Inc., 9.75%, 9/1/19(1)	$500	$517,500
TransUnion Holding Co., Inc., 8.125%, 6/15/18(2)	515	536,888
TransUnion Holding Co., Inc., 9.625%, 6/15/18(2)	170	175,950

		$2,192,890

Super Retail — 7.8%
Claire’s Stores, Inc., 9.00%, 3/15/19(1)	$255	$262,013
Express, LLC/Express Finance Corp., 8.75%, 3/1/18	1,750	1,820,000
Michaels FinCo Holdings, LLC/Michaels FinCo, Inc., 7.50%, 8/1/18(1)(2)	86	87,720
New Academy Finance Co., LLC/New Academy Finance Corp., 8.00%, 6/15/18(1)(2)	1,295	1,306,331
Petco Animal Supplies, Inc., 9.25%, 12/1/18(1)	1,000	1,045,000

		$4,521,064

Technology — 5.8%
Alcatel-Lucent USA, Inc., 4.625%, 7/1/17(1)	$500	$510,625
Alcatel-Lucent USA, Inc., 8.875%, 1/1/20(1)	250	275,625
Ceridian, LLC/Comdata, Inc., 8.125%, 11/15/17(1)	500	501,250
NXP BV/NXP Funding, LLC, 3.50%, 9/15/16(1)	500	508,750
NXP BV/NXP Funding, LLC, 3.75%, 6/1/18(1)	500	506,250
SunGard Data Systems, Inc., 7.375%, 11/15/18	1,000	1,043,750

		$3,346,250

Telecommunications — 9.6%
Digicel, Ltd., 8.25%, 9/1/17(1)	$750	$771,562
Hughes Satellite Systems Corp., 6.50%, 6/15/19	250	271,875
Intelsat Luxembourg SA, 6.75%, 6/1/18	1,000	1,040,000
Level 3 Communications, Inc., 11.875%, 2/1/19	250	270,625
Level 3 Financing, Inc., 3.823%, 1/15/18(1)(3)	750	754,688
Sprint Communications, Inc., 6.00%, 12/1/16	250	265,156
Sprint Communications, Inc., 9.00%, 11/15/18(1)	750	884,062
T-Mobile USA, Inc., 5.25%, 9/1/18	275	286,344
Telesat Canada/Telesat, LLC, 6.00%, 5/15/17(1)	1,000	1,031,000

		$5,575,312

Transportation Ex Air / Rail — 0.3%
XPO Logistics, Inc., 7.875%, 9/1/19(1)	$160	$168,800

		$168,800

Utilities — 3.2%
AES Corp. (The), 3.234%, 6/1/19(3)	$1,500	$1,495,781

18	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Utilities (continued)
AES Corp. (The), 9.75%, 4/15/16	$306	$338,895

		$1,834,676

Total Corporate Bonds & Notes (identified cost $51,818,699)		$51,452,639

Senior Floating-Rate Interests — 7.9%(4)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Publishing / Printing — 1.7%
Cengage Learning Acquisitions, Inc., Term Loan, 7.00%, Maturing 3/31/20	$995	$997,861

		$997,861

Services — 2.5%
Hertz Corporation (The), Term Loan, 3.75%, Maturing 3/12/18	$497	$493,271
Laureate Education, Inc., Term Loan, 5.00%, Maturing 6/15/18	990	957,661

		$1,450,932

Technology — 1.7%
First Data Corporation, Term Loan, 3.653%, Maturing 3/24/17	$1,000	$993,750

		$993,750

Telecommunications — 2.0%
Asurion LLC, Term Loan - Second Lien, 8.50%, Maturing 3/3/21	$1,100	$1,120,283

		$1,120,283

Total Senior Floating-Rate Interests (identified cost $4,580,269)		$4,562,826

Convertible Bonds — 0.5%

Security	Principal Amount (000’s omitted)	Value

Health Care — 0.5%
Hologic, Inc., 0.00%, 12/15/43	$250	$275,000

		$275,000

Total Convertible Bonds (identified cost $271,812)		$275,000

Commercial Mortgage-Backed Securities — 0.2%

Security	Principal Amount (000’s omitted)	Value

HILT, Series 2013-HLT, Class EFX, 5.222%, 11/5/30(1)(5)	$120	$122,697

		$122,697

Total Commercial Mortgage-Backed Securities (identified cost $120,416)		$122,697

Short-Term Investments — 0.5%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(6)	$317	$316,616

Total Short-Term Investments (identified cost $316,616)		$316,616

Total Investments — 98.1% (identified cost $57,107,812)		$56,729,778

Other Assets, Less Liabilities — 1.9%		$1,081,402

Net Assets — 100.0%		$57,811,180

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

HILT	–	Hilton USA Trust

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $16,745,491 or 29.0% of the Portfolio’s net assets.

(2)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(4)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

19	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2014

Portfolio of Investments — continued

(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2014.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

20	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $56,791,196)	$56,413,162
Affiliated investment, at value (identified cost, $316,616)	316,616
Cash	161,845
Interest receivable	939,843
Interest receivable from affiliated investment	45
Receivable for investments sold	59,756
Total assets	$57,891,267

Liabilities
Payable to affiliates:
Investment adviser fee	$29,232
Trustees’ fees	272
Accrued expenses	50,583
Total liabilities	$80,087
Net Assets applicable to investors’ interest in Portfolio	$57,811,180

Sources of Net Assets
Investors’ capital	$58,189,214
Net unrealized depreciation	(378,034)
Total	$57,811,180

21	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income (net of foreign taxes, $2,551)	$3,175,806
Interest allocated from affiliated investment	816
Expenses allocated from affiliated investment	(122)
Total investment income	$3,176,500

Expenses
Investment adviser fee	$364,235
Trustees’ fees and expenses	3,216
Custodian fee	41,397
Legal and accounting services	49,293
Miscellaneous	8,389
Total expenses	$466,530
Deduct —
Reduction of custodian fee	$28
Total expense reductions	$28

Net expenses	$466,502

Net investment income	$2,709,998

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$200,870
Investment transactions allocated from affiliated investment	8
Net realized gain	$200,878
Change in unrealized appreciation (depreciation) —
Investments	$(1,171,954)
Net change in unrealized appreciation (depreciation)	$(1,171,954)

Net realized and unrealized loss	$(971,076)

Net increase in net assets from operations	$1,738,922

22	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$2,709,998	$2,653,072
Net realized gain from investment transactions	200,878	217,794
Net change in unrealized appreciation (depreciation) from investments	(1,171,954)	370,171
Net increase in net assets from operations	$1,738,922	$3,241,037
Capital transactions —
Contributions	$9,566,264	$—
Withdrawals	(9,202,430)	—
Net increase in net assets from capital transactions	$363,834	$—

Net increase in net assets	$2,102,756	$3,241,037

Net Assets
At beginning of year	$55,708,424	$52,467,387
At end of year	$57,811,180	$55,708,424

23	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,		Period Ended October 31, 2012(1)
Ratios/Supplemental Data	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.77%	0.80%	0.84	%(3)
Net investment income	4.46%	4.91%	4.90	%(3)
Portfolio Turnover	65%	92%	50	%(4)
Total Return	2.87%	6.18%	5.00	%(4)
Net assets, end of period (000’s omitted)	$57,811	$55,708	$52,467

(1)	For the period from the start of business, February 21, 2012, to October 31, 2012.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

24	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Short Duration High Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 15.2%, 71.9% and 12.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

25

Short Duration High Income Portfolio

October 31, 2014

Notes to Financial Statements — continued

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $364,235 or 0.60% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $39,264,019 and $38,483,119, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$57,097,088

Gross unrealized appreciation	$318,977
Gross unrealized depreciation	(686,287)

Net unrealized depreciation	$(367,310)

26

Short Duration High Income Portfolio

October 31, 2014

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

6  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$51,452,639	$—	$51,452,639
Senior Floating-Rate Interests	—	4,562,826	—	4,562,826
Convertible Bonds	—	275,000	—	275,000
Commercial Mortgage-Backed Securities	—	122,697	—	122,697
Short-Term Investments	—	316,616	—	316,616

Total Investments	$—	$56,729,778	$—	$56,729,778

The Portfolio held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

27

Short Duration High Income Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short Duration High Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Short Duration High Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Short Duration High Income Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

28

Eaton Vance Short Duration High Income Fund

Short Duration High Income Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Short Duration High Income Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	566,592	0
Cynthia E. Frost	566,592	0
George J. Gorman	566,592	0
Valerie A. Mosley	566,592	0
Harriett Tee Taggart	566,592	0

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Short Duration High Income Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	98.99%	1.01%
Cynthia E. Frost	98.92%	1.08%
George J. Gorman	98.92%	1.08%
Valerie A. Mosley	98.92%	1.08%
Harriett Tee Taggart	98.99%	1.01%

29

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Short Duration High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael W. Weilheimer 1961	President of the Portfolio	1995	Vice President of EVM and BMR.

31

Eaton Vance

Short Duration High Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Short Duration High Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

16753 10.31.14

Eaton Vance Short Duration Strategic Income Fund Annual Report October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Short Duration Strategic Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Special Meeting of Shareholders	25

Management and Organization	26

Important Notices	29

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2014, global equities, corporate credit and interest rates broadly rallied due to several key factors, most notably actions by major central banks around the globe in reaction to diverging economic trends.

In the U.S., economic data improved during the 12-month period. As a result, the Federal Reserve announced in December 2013 that it would begin tapering its quantitative easing program; it ultimately ended its bond purchases in October 2014. On the other hand, additional stimulus announcements from central banks in troubled developed markets, namely Europe and Japan, resulted in a positive environment for risk assets as well as broad U.S. dollar strength.

Emerging markets were influenced during the 12-month period by election results and geopolitical news. Indonesia and Turkey elected new presidents, while Brazil re-elected President Rousseff, who is unpopular with investors. Additional headlines out of emerging markets caused asset price volatility. These included tensions over Russia’s annexation of the Crimean Peninsula and its ongoing involvement in parts of eastern and southern Ukraine, as well as continued instability in the Middle East. In aggregate, emerging-market equities were flat, while emerging-market currencies were generally weaker versus the U.S. dollar.

Against this backdrop, the U.S. Treasury yield curve flattened and U.S. credit spreads generally narrowed. Overall, local interest rates were unchanged and credit spreads tightened modestly across emerging markets. Commodity prices tumbled during the period, driven by weakness in agricultural and energy commodities, as well as precious metals.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Short Duration Strategic Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.35%. This compared favorably to the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index2 (the Index), which returned 4.14% during the period.

A majority of the Fund’s allocations to credit-oriented income strategies contributed positively to performance versus the Index. The bulk of the Fund’s return came from investments in high-yield bonds and floating-rate loans, as defaults remained low and economic growth improved. On September 30, 2014, the Fund’s maximum exposure to below-investment-grade securities was set at 35% of its net assets.

Allocations to the Global Macro Portfolio and Global Macro Absolute Return Advantage Portfolio also contributed to performance versus the Index. A mixture of long U.S. dollar positions versus other developed-market currencies, as well as select long and short positions across emerging markets, drove returns.

The Fund’s specific investments in U.S. agency mortgage-backed securities were also notable contributors, as mortgage refinancing rates remained low, increasing the attractiveness of these securities. The Fund’s duration6 management — beginning the period with a duration near 2.5 years and finishing near zero — also aided returns, as interest rates fell over the course of the 12-month period.

The Fund’s allocations to foreign currency instruments were a slight contributor to performance, as long U.S. dollar versus other developed-market currencies generally aided returns, as did select positions in emerging- and frontier-market currencies.

Allocations to emerging-market debt securities had a slightly negative effect on performance versus the Index, as assets across the emerging world were generally weaker on concerns over the potential for less liquidity flowing out of the U.S. Federal Reserve, as well as slowing growth fears out of Europe.

.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com

2

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Performance2,3

Portfolio Managers Eric A. Stein, CFA and Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/23/1998	11/26/1990	5.35%	4.83%	5.82%
Class A with 2.25% Maximum Sales Charge	—	—	2.99	4.36	5.59
Class B at NAV	11/26/1990	11/26/1990	4.42	4.04	5.01
Class B with 5% Maximum Sales Charge	—	—	–0.58	3.70	5.01
Class C at NAV	05/25/1994	11/26/1990	4.56	4.04	5.02
Class C with 1% Maximum Sales Charge	—	—	3.56	4.04	5.02
Class I at NAV	04/03/2009	11/26/1990	5.49	5.09	5.94
Class R at NAV	08/03/2009	11/26/1990	4.94	4.62	5.70
Barclays U.S. Aggregate Bond Index	—	—	4.14%	4.22%	4.63%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
Gross	1.16%	1.91%	1.91%	0.91%	1.41%
Net	1.06	1.81	1.81	0.81	1.31

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2004	$16,301	N.A.
Class C	$10,000	10/31/2004	$16,331	N.A.
Class I	$250,000	10/31/2004	$445,283	N.A.
Class R	$10,000	10/31/2004	$17,406	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Fund Profile5

*	Amount is less than 0.05%.

*	Net securities sold short.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,029.90	$5.88	1.15%
Class B	$1,000.00	$1,024.90	$9.75	1.91%
Class C	$1,000.00	$1,026.20	$9.75	1.91%
Class I	$1,000.00	$1,029.90	$4.50	0.88%
Class R	$1,000.00	$1,028.50	$7.16	1.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.85	1.15%
Class B	$1,000.00	$1,015.60	$9.70	1.91%
Class C	$1,000.00	$1,015.60	$9.70	1.91%
Class I	$1,000.00	$1,020.80	$4.48	0.88%
Class R	$1,000.00	$1,018.10	$7.12	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Portfolio of Investments

Investments in Affiliated Portfolios

Description		Value	% of Net Assets

Bond Portfolio (identified cost, $0)		$17,179	0.0	%(1)
Boston Income Portfolio (identified cost, $145,242,596)		169,266,090	9.2
Currency Income Advantage Portfolio (identified cost, $43,766,224)		43,457,085	2.4
Eaton Vance Floating Rate Portfolio (identified cost, $0)		20,440	0.0	(1)
Emerging Markets Local Income Portfolio (identified cost, $47,558,233)		46,840,435	2.5
Global Macro Absolute Return Advantage Portfolio (identified cost, $180,753,769)		187,995,348	10.2
Global Macro Capital Opportunities Portfolio (identified cost, $42,506,312)		42,317,509	2.3
Global Macro Portfolio (identified cost, $313,561,785)		342,933,031	18.6
Global Opportunities Portfolio (identified cost, $837,057,881)		840,681,409	45.6
High Income Opportunities Portfolio (identified cost, $60,843,885)		73,394,425	4.0
International Income Portfolio (identified cost, $7,014,987)		7,158,542	0.4
Senior Debt Portfolio (identified cost, $270,911)		4,969	0.0	(1)
Short Duration High Income Portfolio (identified cost, $41,776,120)		41,561,077	2.2

Total Investments in Affiliated Portfolios (identified cost $1,720,352,703)		$1,795,647,539	97.4%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets
Eaton Vance Institutional Emerging Markets Debt Fund, Class I Shares	5,107,252	$49,948,927	2.7%

Total Investments in Affiliated Investment Funds (identified cost $50,000,000)		$49,948,927	2.7%

Short-Term Investments

Description	Principal Amount	Value	% of Net Assets

State Street Bank and Trust Euro Time Deposit, 0.01%, 11/3/14	$1,710,413	$1,710,413	0.1%

Total Short-Term Investments (identified cost $1,710,413)		$1,710,413	0.1%

Total Investments (identified cost $1,772,063,116)		$1,847,306,879	100.2%

Other Assets, Less Liabilities		$(3,479,551)	(0.2)%

Net Assets		$1,843,827,328	100.0%

(1)	Amount is less than 0.05%

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Affiliated investments, at value (identified cost, $1,770,352,703)	$1,845,596,466
Unaffiliated investment, at value (identified cost, $1,710,413)	1,710,413
Receivable for Fund shares sold	2,813,970
Total assets	$1,850,120,849

Liabilities
Payable for Fund shares redeemed	$5,135,152
Payable to affiliates:
Investment adviser fee	875
Distribution and service fees	722,039
Trustees’ fees	42
Accrued expenses	435,413
Total liabilities	$6,293,521
Net Assets	$1,843,827,328

Sources of Net Assets
Paid-in capital	$1,700,399,932
Accumulated net realized gain from Portfolios	82,624,477
Accumulated distributions in excess of net investment income	(14,440,844)
Net unrealized appreciation	75,243,763
Total	$1,843,827,328

Class A Shares
Net Assets	$846,872,596
Shares Outstanding	107,253,933
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.90
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$8.08

Class B Shares
Net Assets	$55,844,489
Shares Outstanding	7,491,834
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.45

Class C Shares
Net Assets	$584,964,156
Shares Outstanding	78,446,243
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.46

Class I Shares
Net Assets	$354,632,681
Shares Outstanding	44,977,660
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.88

Class R Shares
Net Assets	$1,513,406
Shares Outstanding	191,330
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.91

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest income	$131
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $733,018)	109,774,542
Dividends allocated from affiliated Portfolios (net of foreign taxes, $32,390)	3,667,052
Expenses, excluding interest expense, allocated from affiliated Portfolios	(15,517,173)
Interest expense allocated from affiliated Portfolios	(797,693)
Total investment income	$97,126,859

Expenses
Investment adviser fee	$8,051
Distribution and service fees
Class A	2,394,275
Class B	659,530
Class C	6,346,572
Class R	7,500
Trustees’ fees and expenses	500
Custodian fee	76,852
Transfer and dividend disbursing agent fees	1,352,538
Legal and accounting services	116,572
Printing and postage	353,879
Registration fees	115,397
Miscellaneous	27,479
Total expenses	$11,459,145
Deduct —
Reduction of custodian fee	$200
Total expense reductions	$200

Net expenses	$11,458,945

Net investment income	$85,667,914

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a gain of $21,713,788 from affiliated Portfolios)	$21,722,185
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $111,060 and including a loss of $2,638,121 from precious metals)	18,570,105
Written options	1,870,480
Securities sold short	(2,562,224)
Futures contracts	(13,190,864)
Swap contracts	(351,752)
Forward commodity contracts	205,351
Foreign currency and forward foreign currency exchange contract transactions	(756,034)
Net realized gain	$25,507,247
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolios	$(21,713,788)
Affiliated Investment Funds	(51,073)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (net of decrease in accrued foreign capital gains taxes of $68,346 and including net increase of $2,073,372 from precious metals)	(26,405,000)
Written options	(1,808,488)
Securities sold short	3,469,144
Futures contracts	1,710,222
Swap contracts	4,781,387
Forward commodity contracts	105,105
Foreign currency and forward foreign currency exchange contracts	24,386,210
Net change in unrealized appreciation (depreciation)	$(15,526,281)

Net realized and unrealized gain	$9,980,966

Net increase in net assets from operations	$95,648,880

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$85,667,914	$101,825,662
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	25,507,247	(20,353,198)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(15,526,281)	(54,951,204)
Net increase in net assets from operations	$95,648,880	$26,521,260
Distributions to shareholders —
From net investment income
Class A	$(44,658,002)	$(41,616,785)
Class B	(2,554,713)	(2,371,975)
Class C	(24,697,885)	(20,825,585)
Class I	(16,743,679)	(13,942,508)
Class R	(66,322)	(46,067)
From net realized gain
Class A	—	(3,379,183)
Class B	—	(249,164)
Class C	—	(2,328,009)
Class I	—	(1,201,289)
Class R	—	(4,200)
Tax return of capital
Class A	—	(17,925,246)
Class B	—	(1,034,370)
Class C	—	(9,297,879)
Class I	—	(6,152,312)
Class R	—	(20,947)
Total distributions to shareholders	$(88,720,601)	$(120,395,519)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$163,229,582	$249,248,910
Class B	999,276	2,098,045
Class C	47,935,844	112,873,153
Class I	155,803,082	188,351,525
Class R	386,624	1,461,990
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	42,400,249	59,558,256
Class B	2,195,076	3,054,775
Class C	21,739,067	28,053,935
Class I	12,610,994	15,586,992
Class R	61,864	69,275
Cost of shares redeemed
Class A	(484,659,405)	(639,836,908)
Class B	(16,962,675)	(21,978,997)
Class C	(211,851,754)	(264,680,804)
Class I	(210,138,581)	(231,785,640)
Class R	(326,366)	(1,596,606)
Net asset value of shares exchanged
Class A	8,174,904	10,208,487
Class B	(8,174,904)	(10,208,487)
Net decrease in net assets from Fund share transactions	$(476,577,123)	$(499,522,099)

Net decrease in net assets	$(469,648,844)	$(593,396,358)
Net Assets
At beginning of year	$2,313,476,172	$2,906,872,530
At end of year	$1,843,827,328	$2,313,476,172
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(14,440,844)	$(2,802,067)

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$7.860		$8.150		$8.030		$8.210		$7.950

Income (Loss) From Operations
Net investment income(1)	$0.356		$0.321		$0.336		$0.296		$0.299
Net realized and unrealized gain (loss)	0.055		(0.232)		0.163		(0.076)		0.388

Total income from operations	$0.411		$0.089		$0.499		$0.220		$0.687

Less Distributions
From net investment income	$(0.371)		$(0.246)		$(0.283)		$(0.400)		$(0.427)
From net realized gain	—		(0.024)		(0.096)		—		—
Tax return of capital	—		(0.109)		—		—		—

Total distributions	$(0.371)		$(0.379)		$(0.379)		$(0.400)		$(0.427)

Net asset value — End of year	$7.900		$7.860		$8.150		$8.030		$8.210

Total Return(2)	5.35%		1.07%		6.38%		2.71%		8.83%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$846,873		$1,114,267		$1,480,803		$1,676,019		$1,679,836
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.17	%(5)	1.16	%(5)	1.15	%(5)	1.08	%(5)	1.01%
Net investment income	4.53%		3.97%		4.18%		3.63%		3.68%
Portfolio Turnover of the Fund(6)	53%		24%		23%		8%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.04%, 0.10%, 0.12% and 0.05% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$7.420		$7.690		$7.570		$7.750		$7.500

Income (Loss) From Operations
Net investment income(1)	$0.280		$0.246		$0.260		$0.221		$0.226
Net realized and unrealized gain (loss)	0.042		(0.217)		0.160		(0.080)		0.374

Total income from operations	$0.322		$0.029		$0.420		$0.141		$0.600

Less Distributions
From net investment income	$(0.292)		$(0.189)		$(0.204)		$(0.321)		$(0.350)
From net realized gain	—		(0.024)		(0.096)		—		—
Tax return of capital	—		(0.086)		—		—		—

Total distributions	$(0.292)		$(0.299)		$(0.300)		$(0.321)		$(0.350)

Net asset value — End of year	$7.450		$7.420		$7.690		$7.570		$7.750

Total Return(2)	4.42%		0.35%		5.67%		1.83%		8.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$55,844		$77,536		$107,632		$136,050		$162,476
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.93	%(5)	1.91	%(5)	1.90	%(5)	1.83	%(5)	1.76%
Net investment income	3.76%		3.21%		3.43%		2.88%		2.95%
Portfolio Turnover of the Fund(6)	53%		24%		23%		8%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.04%, 0.10%, 0.12% and 0.05% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$7.420		$7.690		$7.580		$7.750		$7.510

Income (Loss) From Operations
Net investment income(1)	$0.279		$0.245		$0.260		$0.222		$0.224
Net realized and unrealized gain (loss)	0.053		(0.216)		0.150		(0.071)		0.366

Total income from operations	$0.332		$0.029		$0.410		$0.151		$0.590

Less Distributions
From net investment income	$(0.292)		$(0.189)		$(0.204)		$(0.321)		$(0.350)
From net realized gain	—		(0.024)		(0.096)		—		—
Tax return of capital	—		(0.086)		—		—		—

Total distributions	$(0.292)		$(0.299)		$(0.300)		$(0.321)		$(0.350)

Net asset value — End of year	$7.460		$7.420		$7.690		$7.580		$7.750

Total Return(2)	4.56%		0.35%		5.53%		1.96%		8.00%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$584,964		$724,705		$877,526		$892,991		$780,986
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.93	%(5)	1.91	%(5)	1.90	%(5)	1.83	%(5)	1.76%
Net investment income	3.76%		3.21%		3.43%		2.88%		2.92%
Portfolio Turnover of the Fund(6)	53%		24%		23%		8%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.04%, 0.10%, 0.12% and 0.05% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$7.850		$8.140		$8.020		$8.200		$7.930

Income (Loss) From Operations
Net investment income(1)	$0.371		$0.340		$0.356		$0.316		$0.312
Net realized and unrealized gain (loss)	0.049		(0.231)		0.163		(0.077)		0.403

Total income from operations	$0.420		$0.109		$0.519		$0.239		$0.715

Less Distributions
From net investment income	$(0.390)		$(0.261)		$(0.303)		$(0.419)		$(0.445)
From net realized gain	—		(0.024)		(0.096)		—		—
Tax return of capital	—		(0.114)		—		—		(0.00)

Total distributions	$(0.390)		$(0.399)		$(0.399)		$(0.419)		$(0.445)

Net asset value — End of year	$7.880		$7.850		$8.140		$8.020		$8.200

Total Return(2)	5.49%		1.33%		6.66%		2.95%		9.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$354,633		$395,581		$439,393		$400,587		$238,933
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.90	%(5)	0.91	%(5)	0.90	%(5)	0.84	%(5)	0.76%
Net investment income	4.72%		4.20%		4.43%		3.89%		3.84%
Portfolio Turnover of the Fund(6)	53%		24%		23%		8%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.04%, 0.10%, 0.12% and 0.06% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$7.880		$8.160		$8.030		$8.220		$7.940

Income (Loss) From Operations
Net investment income(1)	$0.334		$0.299		$0.317		$0.276		$0.266
Net realized and unrealized gain (loss)	0.047		(0.220)		0.172		(0.086)		0.422

Total income from operations	$0.381		$0.079		$0.489		$0.190		$0.688

Less Distributions
From net investment income	$(0.351)		$(0.232)		$(0.263)		$(0.380)		$(0.408)
From net realized gain	—		(0.024)		(0.096)		—		—
Tax return of capital	—		(0.103)		—		—		—

Total distributions	$(0.351)		$(0.359)		$(0.359)		$(0.380)		$(0.408)

Net asset value — End of year	$7.910		$7.880		$8.160		$8.030		$8.220

Total Return(2)	4.94%		0.95%		6.25%		2.33%		8.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,513		$1,387		$1,517		$1,122		$577
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.42	%(5)	1.41	%(5)	1.40	%(5)	1.33	%(5)	1.26%
Net investment income	4.24%		3.68%		3.94%		3.38%		3.26%
Portfolio Turnover of the Fund(6)	53%		24%		23%		8%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.04%, 0.10%, 0.12% and 0.06% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund, (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following thirteen portfolios managed by Eaton Vance Management (EVM) or its affiliates: Bond Portfolio, Boston Income Portfolio, Currency Income Advantage Portfolio, Eaton Vance Floating Rate Portfolio (formerly, Floating Rate Portfolio), Emerging Markets Local Income Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Capital Opportunities Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, International Income Portfolio, Senior Debt Portfolio and Short Duration High Income Portfolio (the Portfolios), which are Massachusetts business trusts and in shares of Eaton Vance Institutional Emerging Markets Debt Fund (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Bond Portfolio, Boston Income Portfolio, Currency Income Advantage Portfolio, Eaton Vance Floating Rate Portfolio, Emerging Markets Local Income Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Capital Opportunities Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, International Income Portfolio, Senior Debt Portfolio and Short Duration High Income Portfolio (less than 0.05%, 3.4%, 80.4%, less than 0.05%, 11.1%, 12.4%, 83.7%, 7.5%, 82.3%, 7.1%, 1.2%, less than 0.05% and 71.9%, respectively, at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. A copy of each Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt Obligations.  Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities.  Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Equity-linked securities are generally valued based upon on the value of the underlying equity security or instrument.

Senior Floating-Rate Loans.  Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio

16

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Notes to Financial Statements — continued

managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Commodities.  Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives.  Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the options), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies.  Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund.  The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund reflects the Portfolios’ proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation.  Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments in the Affiliated Investment Fund is recorded on the ex-dividend date for dividends received in cash and/or securities.

17

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Notes to Financial Statements — continued

C  Federal and other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$88,720,601	$78,802,920
Long-term capital gains	$—	$7,161,845
Tax return of capital	$—	$34,430,754

During the year ended October 31, 2014, accumulated net realized gain was increased by $21,536,220, accumulated distributions in excess of net investment income was increased by $8,586,090 and paid-in capital was decreased by $12,950,130 due to differences between book and tax accounting, primarily for the Fund’s use of equalization accounting, swap contracts, a Portfolio’s investment in a subsidiary, premium amortization, foreign

18

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Notes to Financial Statements — continued

currency gain (loss), paydown gain (loss), investments in partnerships, partnership allocations, mixed straddles, accretion of market discount and foreign capital gains taxes. Tax equalization accounting allows the Fund to treat as distributions that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$7,032,084
Undistributed long-term capital gains	$40,151,520
Net unrealized appreciation	$96,243,792

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from real estate investment trusts, investments in passive foreign investment companies, expenditures on defaulted bonds, tax straddle transactions, wash sales, futures contracts, swap contracts, written options contracts, foreign currency transactions, investments in partnerships, premium amortization, a Portfolio’s investment in a subsidiary, mixed straddle amounts, partnership allocations, accretion of market discount and defaulted bond interest.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,751,063,087

Gross unrealized appreciation	$97,991,590
Gross unrealized depreciation	(1,747,798)

Net unrealized appreciation	$96,243,792

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ adviser fee. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2014, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $13,017,755 and the adviser fee paid by the Fund on Investable Assets amounted to $8,051. For the year ended October 31, 2014, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.65% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $28,919 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $29,203 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $50,000,000 and $0, respectively, for the year ended October 31, 2014.

19

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Notes to Financial Statements — continued

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $2,394,275 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $494,647 and $4,759,929 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2014, the Fund paid or accrued to EVD $3,750 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $164,883, $1,586,643 and $3,750 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $37,000, $111,000 and $37,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

7  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Bond Portfolio	$—	$99,050,000
Boston Income Portfolio	52,142,131	363,556,730
Eaton Vance Floating Rate Portfolio	1,908,458	159,900,124
Emerging Markets Local Income Portfolio	38,500,000	12,346,762
Global Macro Absolute Return Advantage Portfolio	51,422,704	242,028,878
Global Macro Capital Opportunities Portfolio	41,850,000	—
Global Macro Portfolio	187,625,735	169,924,334
Global Opportunities Portfolio	539,987,513	163,008,828
High Income Opportunities Portfolio	2,383,488	60,850,250
International Income Portfolio	—	157,357,935
Senior Debt Portfolio	90,712,392	203,141,142
Short Duration High Income Portfolio	—	6,810,000

20

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	20,741,855	30,660,136
Issued to shareholders electing to receive payments of distributions in Fund shares	5,394,234	7,377,220
Redemptions	(61,596,095)	(79,309,426)
Exchange from Class B shares	1,038,388	1,260,716

Net decrease	(34,421,618)	(40,011,354)

	Year Ended October 31,
Class B	2014	2013

Sales	134,643	274,116
Issued to shareholders electing to receive payments of distributions in Fund shares	295,941	400,977
Redemptions	(2,284,354)	(2,888,162)
Exchange to Class A shares	(1,100,843)	(1,336,217)

Net decrease	(2,954,613)	(3,549,286)

	Year Ended October 31,
Class C	2014	2013

Sales	6,449,623	14,690,020
Issued to shareholders electing to receive payments of distributions in Fund shares	2,928,215	3,683,886
Redemptions	(28,535,624)	(34,837,520)

Net decrease	(19,157,786)	(16,463,614)

	Year Ended October 31,
Class I	2014	2013

Sales	19,776,200	23,204,030
Issued to shareholders electing to receive payments of distributions in Fund shares	1,606,592	1,934,976
Redemptions	(26,770,339)	(28,758,462)

Net decrease	(5,387,547)	(3,619,456)

	Year Ended October 31,
Class R	2014	2013

Sales	48,875	178,484
Issued to shareholders electing to receive payments of distributions in Fund shares	7,853	8,560
Redemptions	(41,500)	(196,914)

Net increase (decrease)	15,228	(9,870)

21

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Notes to Financial Statements — continued

9  Affiliated Investment Funds

Transactions with Affiliated Investment Funds for the year ended October 31, 2014 were as follows:

Fund	Value, beginning of year	Cost of purchases	Proceeds from sales	Investment income	Realized gain (loss)	Value, end of year
Eaton Vance Institutional Emerging Markets Debt Fund, Class I Shares	$—	$50,000,000	$—	$—	$—	$49,948,927

Total	$—	$50,000,000	$—	$—	$—	$49,948,927

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$1,795,647,539	$—	$—	$1,795,647,539
Investments in Affiliated Investment Funds	49,948,927	—	—	49,948,927
Short-Term Investments	—	1,710,413	—	1,710,413

Total Investments	$1,845,596,466	$1,710,413	$—	$1,847,306,879

The Fund held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

22

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Strategic Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2014

23

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $3,699,442, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $47,702,379 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	246,597,160	2,832,064
Cynthia E. Frost	246,403,281	3,025,943
George J. Gorman	246,384,232	3,044,992
Valerie A. Mosley	246,377,436	3,051,788
Harriett Tee Taggart	246,599,840	2,829,384

(1)	Excludes fractional shares.

25

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

26

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

27

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

28 10.31.14

Eaton Vance

Tax-Managed Equity Asset

Allocation Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Special Meeting of Shareholders	20

Management and Organization	21

Important Notices	24

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2014, most major equity markets worldwide vacillated between optimism and concern — optimism that a modest global economic recovery was continuing and concern that slowing growth in some regions, particularly Europe and China, might derail that recovery. In the European Union, growth appeared to stall and Germany, one of the world’s leading exporters, experienced negative GDP growth in the second quarter of 2014. China, meanwhile, saw third-quarter 2014 GDP growth fall to 7.3%, its slowest quarterly pace in five years.

On the positive side, falling oil prices, brought on by increased supply and weaker global demand, helped boost consumer spending and most market sectors, with the exception of energy. Expanding supply, especially in the U.S., helped blunt the impact that geopolitical turmoil in the Middle East and Ukraine/Russia might otherwise have had on oil prices.

In terms of specific index returns, U.S. market results during the period seemed to decouple from much of the rest of the world. The MSCI World Index2, a proxy for global equities, rose 8.67% for the 12-month period, powered mainly by U.S. growth — whereas the MSCI World ex USA Index lost 0.15% for the same period. The MSCI EAFE Index of developed-market international equities fell 0.60%, due largely to weakness in European stocks and the decline of the euro against the dollar. The MSCI Emerging Markets Index, meanwhile, eked out a slight 0.64% gain. In the U.S., the Dow Jones Industrial Average advanced 14.48%, while the broader U.S. market, as represented by the S&P 500 Index, gained 17.27%. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index), while growth stocks, in general, slightly outpaced value stocks.

Fund Performance

For the 12-month period ended October 31, 2014, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) had a total return of 11.48% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Russell 3000 Index (the Index), which returned 16.07% for the same period. The Fund’s performance is a function of the underlying portfolios in which it invests, as well as its allocation among these portfolios.

The largest detractor from the Fund’s performance versus the Index was the Fund’s international equity weighting. The Index has no exposure to international equities, which generally underperformed their U.S. counterparts for the 12-month period. However, the international portfolio in which the Fund invests outperformed its benchmark, the MSCI EAFE Index. Also detracting from the Fund’s performance versus the Index were the Fund’s allocations to a portfolio investing in small-cap stocks and another portfolio investing in small-cap value stocks. Small-cap stocks generally underperformed large-cap stocks for the 12-month period.

Conversely, the Fund’s allocations to two portfolios investing in large-cap stocks boosted the Fund’s performance relative to the Index. Although the two portfolios (a large-cap growth portfolio and a large-cap value portfolio) each underperformed their respective benchmarks, they contributed to the Fund’s performance versus the Index as a result of the Fund’s overweight positions in both portfolios.

As of period-end, the target allocations to the Fund’s underlying component portfolios were: Tax-Managed Multi-Cap Growth Portfolio — 12.00%; Tax-Managed Growth Portfolio — 29.50%; Tax-Managed Value Portfolio — 28.50%; Tax-Managed International Equity Portfolio — 10.00%; Tax-Managed Small-Cap Portfolio — 10.50%; Tax-Managed Small-Cap Value Portfolio — 9.50%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Performance2,3

Portfolio Manager Lewis R. Piantedosi

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	11.48%	12.99%	7.82%
Class A with 5.75% Maximum Sales Charge	—	—	5.09	11.67	7.18
Class B at NAV	03/04/2002	03/04/2002	10.63	12.15	7.01
Class B with 5% Maximum Sales Charge	—	—	5.63	11.89	7.01
Class C at NAV	03/04/2002	03/04/2002	10.65	12.15	7.01
Class C with 1% Maximum Sales Charge	—	—	9.65	12.15	7.01
Russell 3000 Index	—	—	16.07%	17.00%	8.55%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	4.01%	11.20%	6.76%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	3.67	9.34	5.87
Class B After Taxes on Distributions	03/04/2002	03/04/2002	4.65	11.51	6.65
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	3.91	9.53	5.74
Class C After Taxes on Distributions	03/04/2002	03/04/2002	8.61	11.75	6.64
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	6.23	9.74	5.74

% Total Annual Operating Expense Ratios[4]			Class A	Class B	Class C
			1.36%	2.11%	2.11%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2004	$19,694	N.A.
Class C	$10,000	10/31/2004	$19,696	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”.The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. The MSCI World ex USA Index is an unmanaged index of large-cap and mid-cap equity securities across the developed markets, excluding the U.S. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging-markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in one or more affiliated investment companies (Portfolios).

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,042.70	$6.85	1.33%
Class B	$1,000.00	$1,039.00	$10.69	2.08%
Class C	$1,000.00	$1,038.70	$10.69	2.08%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.77	1.33%
Class B	$1,000.00	$1,014.70	$10.56	2.08%
Class C	$1,000.00	$1,014.70	$10.56	2.08%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $76,604,286)	$130,399,134
Investment in Tax-Managed Value Portfolio, at value (identified cost, $79,538,244)	121,979,863
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $65,631,305)	69,559,971
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $32,983,194)	47,617,176
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $34,549,582)	43,423,909
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $25,204,684)	38,837,240
Receivable for Fund shares sold	158,366
Total assets	$451,975,659

Liabilities
Payable for Fund shares redeemed	$214,153
Payable to affiliates:
Investment adviser fee	51,150
Administration fee	55,238
Distribution and service fees	207,221
Trustees’ fees	42
Accrued expenses	124,705
Total liabilities	$652,509
Net Assets	$451,323,150

Sources of Net Assets
Paid-in capital	$272,860,338
Accumulated net realized gain from Portfolios	40,374,982
Accumulated undistributed net investment income	781,832
Net unrealized appreciation from Portfolios	137,305,998
Total	$451,323,150

Class A Shares
Net Assets	$263,319,028
Shares Outstanding	14,582,296
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.06
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$19.16

Class B Shares
Net Assets	$11,188,791
Shares Outstanding	656,246
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.05

Class C Shares
Net Assets	$176,815,331
Shares Outstanding	10,461,082
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.90

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends allocated from Portfolios (net of foreign taxes, $285,040)	$9,000,907
Interest allocated from Portfolios	10,674
Securities lending income allocated from Portfolios, net	1,498
Expenses allocated from Portfolios	(3,067,911)
Net investment income from Portfolios	$5,945,168

Expenses
Investment adviser fee	$569,592
Administration fee	665,904
Distribution and service fees
Class A	639,607
Class B	134,891
Class C	1,746,045
Trustees’ fees and expenses	500
Custodian fee	38,327
Transfer and dividend disbursing agent fees	275,593
Legal and accounting services	66,962
Printing and postage	56,437
Registration fees	43,964
Miscellaneous	14,944
Total expenses	$4,252,766

Net investment income	$1,692,402

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$34,150,892 (1)
Written options	6,864
Foreign currency transactions	(6,647)
Net realized gain	$34,151,109
Change in unrealized appreciation (depreciation) —
Investments	$10,899,441
Written options	697
Foreign currency	(67,427)
Net change in unrealized appreciation (depreciation)	$10,832,711

Net realized and unrealized gain	$44,983,820

Net increase in net assets from operations	$46,676,222

(1)	Includes $10,469,408 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$1,692,402	$1,823,705
Net realized gain from investment transactions, written options and foreign currency transactions	34,151,109 (1)	30,442,281 (2)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	10,832,711	58,889,369
Net increase in net assets from operations	$46,676,222	$91,155,355
Distributions to shareholders —
From net investment income
Class A	$(1,442,631)	$(1,958,035)
Class B	—	(7,414)
Class C	—	(352,575)
From net realized gain
Class A	(9,469,059)	(10,014,655)
Class B	(570,359)	(915,561)
Class C	(6,889,409)	(7,478,707)
Total distributions to shareholders	$(18,371,458)	$(20,726,947)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,880,312	$19,351,031
Class B	117,295	203,157
Class C	9,193,824	10,103,587
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	10,134,299	10,998,931
Class B	511,104	820,591
Class C	5,940,393	6,680,073
Cost of shares redeemed
Class A	(23,943,221)	(45,001,946)
Class B	(1,444,565)	(3,135,920)
Class C	(17,985,879)	(23,847,828)
Net asset value of shares exchanged
Class A	4,406,758	4,316,998
Class B	(4,406,758)	(4,316,998)
Net decrease in net assets from Fund share transactions	$(4,596,438)	$(23,828,324)

Net increase in net assets	$23,708,326	$46,600,084

Net Assets
At beginning of year	$427,614,824	$381,014,740
At end of year	$451,323,150	$427,614,824

Accumulated undistributed net investment income included in net assets
At end of year	$781,832	$537,816

(1)	Includes $10,469,408 of net realized gains from redemptions in-kind.

(2)	Includes $11,198,197 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014	2013	2012		2011	2010
Net asset value — Beginning of year	$16.930	$14.230	$12.770		$12.350	$11.030

Income (Loss) From Operations
Net investment income(1)	$0.121	$0.119	$0.103		$0.067	$0.032
Net realized and unrealized gain	1.768	3.408	1.409		0.379	1.392

Total income from operations	$1.889	$3.527	$1.512		$0.446	$1.424

Less Distributions
From net investment income	$(0.100)	$(0.135)	$(0.052)		$(0.026)	$(0.104)
From net realized gain	(0.659)	(0.692)	—		—	—

Total distributions	$(0.759)	$(0.827)	$(0.052)		$(0.026)	$(0.104)

Net asset value — End of year	$18.060	$16.930	$14.230		$12.770	$12.350

Total Return(2)	11.48%	26.30%	11.81%		3.61%	12.95%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$263,319	$243,134	$213,244		$220,256	$252,522
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.33%	1.36%	1.36%		1.37%	1.41%
Net investment income	0.70%	0.78%	0.76%		0.51%	0.27%
Portfolio Turnover of the Fund(5)	1%	2%	0	%(6)	12%	0	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	Amount is less than 0.5%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014	2013	2012		2011	2010
Net asset value — Beginning of year	$16.010	$13.460	$12.130		$11.790	$10.540

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.004)	$0.010	$0.001		$(0.030)	$(0.053)
Net realized and unrealized gain	1.665	3.237	1.329		0.370	1.325

Total income from operations	$1.661	$3.247	$1.330		$0.340	$1.272

Less Distributions
From net investment income	$—	$(0.005)	$—		$—	$(0.022)
From net realized gain	(0.621)	(0.692)	—		—	—

Total distributions	$(0.621)	$(0.697)	$—		$—	$(0.022)

Net asset value — End of year	$17.050	$16.010	$13.460		$12.130	$11.790

Total Return(2)	10.63%	25.36%	10.96%		2.88%	12.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,189	$15,558	$19,055		$29,592	$46,862
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	2.08%	2.11%	2.11%		2.12%	2.16%
Net investment income (loss)	(0.03)%	0.07%	0.01%		(0.24)%	(0.47)%
Portfolio Turnover of the Fund(5)	1%	2%	0	%(6)	12%	0	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	Amount is less than 0.5%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014	2013	2012		2011	2010
Net asset value — Beginning of year	$15.900	$13.410	$12.070		$11.740	$10.500

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.008)	$0.005	$0.001		$(0.031)	$(0.053)
Net realized and unrealized gain	1.659	3.209	1.339		0.361	1.323

Total income from operations	$1.651	$3.214	$1.340		$0.330	$1.270

Less Distributions
From net investment income	$—	$(0.032)	$—		$—	$(0.030)
From net realized gain	(0.651)	(0.692)	—		—	—

Total distributions	$(0.651)	$(0.724)	$—		$—	$(0.030)

Net asset value — End of year	$16.900	$15.900	$13.410		$12.070	$11.740

Total Return(2)	10.65%	25.25%	11.10%		2.81%	12.11%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$176,815	$168,924	$148,716		$157,808	$181,613
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	2.08%	2.11%	2.11%		2.12%	2.16%
Net investment income (loss)	(0.05)%	0.04%	0.01%		(0.24)%	(0.48)%
Portfolio Turnover of the Fund(5)	1%	2%	0	%(6)	12%	0	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	Amount is less than 0.5%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after tax returns. The Fund currently pursues its objective by investing all of its investable assets in interests in the following six tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio (1.3%, 16.2%, 62.6%, 41.8%, 28.3% and 47.2%, respectively, at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policy of each Portfolio is as follows:

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolios’ proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount

13

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Notes to Financial Statements — continued

that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$3,363,820	$2,318,024
Long-term capital gains	$15,007,638	$18,408,923

14

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Notes to Financial Statements — continued

Subsequent to the issuance of the October 31, 2013 financial statements, management of the Fund determined that certain of the Fund’s shareholder equity accounts were misstated as a result of misstatements in the recording of cumulative book and tax differences for partnership allocations. The correction of these misstatements results in a decrease to paid-in capital and an increase to accumulated net realized gain of approximately $12,466,000 within the Statement of Assets and Liabilities, as well as an increase for the same amount to the net unrealized appreciation on a tax basis at October 31, 2013 within Note 2 –Distributions to Shareholders. The adjustment has no effect on any other financial statement balances as previously presented in the Fund’s October 31, 2013 financial statements nor on taxable income and taxable realized gain (loss).

During the year ended October 31, 2014, accumulated net realized gain was increased by $1,474,287, accumulated undistributed net investment income was decreased by $5,755 and paid-in capital was decreased by $1,468,532 due to the Fund’s use of equalization accounting, differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs), distributions from real estate investment trusts (REITs), investments in partnerships, redemptions in-kind, and adjustments of the prior period cumulative book and tax differences for partnership allocations as mentioned above. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$941,791
Undistributed long-term capital gains	$23,161,836
Net unrealized appreciation	$154,359,185

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, investments in partnerships, distributions from REITs, investments in PFICs and the tax treatment of short-term capital gains.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2014, the Fund’s investment adviser fee totaled $3,329,522, of which $2,759,930 was allocated from the Portfolios and $569,592 was paid or accrued directly by the Fund. For the year ended October 31, 2014, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2014, the administration fee amounted to $665,904.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $27,514 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $29,789 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $639,607 for Class A shares.

15

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $101,168 and $1,309,534 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $33,723 and $436,511 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $5,000 and $4,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$12,919	$11,758,171
Tax-Managed Value Portfolio	87,453	9,917,235
Tax-Managed International Equity Portfolio	1,863,154	3,356,176
Tax-Managed Multi-Cap Growth Portfolio	499,066	3,187,144
Tax-Managed Small-Cap Portfolio	551,147	732,880
Tax-Managed Small-Cap Value Portfolio	293,788	1,714,047

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	743,007	1,284,968
Issued to shareholders electing to receive payments of distributions in Fund shares	601,799	809,340
Redemptions	(1,378,539)	(3,006,697)
Exchange from Class B shares	252,388	285,271

Net increase (decrease)	218,655	(627,118)

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2014	2013

Sales	7,305	14,629
Issued to shareholders electing to receive payments of distributions in Fund shares	31,944	63,464
Redemptions	(88,464)	(220,537)
Exchange to Class A shares	(266,519)	(300,846)

Net decrease	(315,734)	(443,290)

	Year Ended October 31,
Class C	2014	2013

Sales	566,219	708,427
Issued to shareholders electing to receive payments of distributions in Fund shares	374,552	519,850
Redemptions	(1,102,983)	(1,697,674)

Net decrease	(162,212)	(469,397)

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2014 and October 31, 2013, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2014

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $8,274,926, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 100.00% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $23,699,430 or, if subsequently determined to be different, the net capital gain of such year.

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	21,038,953	141,012
Cynthia E. Frost	21,040,199	139,766
George J. Gorman	21,001,997	177,967
Valerie A. Mosley	21,041,718	138,247
Harriett Tee Taggart	21,097,105	82,860

(1)	Excludes fractional shares.

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

24

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299    10.31.14

Eaton Vance

Tax-Managed Global Dividend

Income Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Tax-Managed Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Special Meeting of Shareholders	27

Federal Tax Information	28

Management and Organization	29

Important Notices	32

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2014, most major equity markets worldwide vacillated between optimism and concern — optimism that a modest global economic recovery was continuing and concern that slowing growth in some regions, particularly Europe and China, might derail that recovery. In the European Union, growth appeared to stall and Germany, one of the world’s leading exporters, experienced negative GDP growth in the second quarter of 2014. China, meanwhile, saw third-quarter 2014 GDP growth fall to 7.3%, its slowest quarterly pace in five years.

On the positive side, falling oil prices, brought on by increased supply and weaker global demand, helped boost consumer spending and most market sectors, with the exception of energy. Expanding supply, especially in the U.S., helped blunt the impact that geopolitical turmoil in the Middle East and Ukraine/Russia might otherwise have had on oil prices.

In terms of specific index returns, U.S. market results during the period seemed to decouple from much of the rest of the world. The MSCI World Index2, a proxy for global equities, rose 8.67% for the 12-month period, powered mainly by U.S. growth — whereas the MSCI World ex USA Index lost 0.15% for the same period. The MSCI EAFE Index of developed-market international equities fell 0.60%, due largely to weakness in European stocks and the decline of the euro against the dollar. The MSCI Emerging Markets Index, meanwhile, eked out a slight 0.64% gain. In the U.S., the Dow Jones Industrial Average advanced 14.48%, while the broader U.S. market, as represented by the S&P 500 Index, gained 17.27%.

Fund Performance

For the 12-month period ended October 31, 2014, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) had a total return of 8.61% for Class A shares at net asset value (NAV), underperforming the 8.67% return of the Fund’s benchmark, the MSCI World Index (the Index).

The Fund’s preferred allocation aided Fund performance versus the Index for the 12-month period. Preferred securities, being interest-rate-sensitive, were positively impacted by falling rates during the period and by investors’ search for higher-yielding securities in a low-yield environment. As of period end, the Fund had 10.90% of its total investments in preferred securities (i.e., preferred stocks and corporate bonds and notes).

In the Fund’s common stock allocation, stock selection in the health care and financials sectors contributed to Fund performance versus the Index, as did stock selection and an underweight position in the poor-performing materials sector.

Within health care, the Fund’s overweight positions in biotechnology firms Gilead Sciences, Inc. and Celgene Corp. boosted performance versus the Index. Gilead’s stock rose on anticipation of robust future earnings from products in its development pipeline, while shares of Celgene benefited from a favorable ruling on a patent dispute and positive trial results for a cancer drug. Elsewhere in health care, an overweight in Covidien PLC, an Ireland-based manufacturer of medical devices and supplies, helped Fund performance relative to the Index, as the stock rose on a takeover bid from rival Medtronic. Within financials, the Fund’s overweight in financial services company Natixis SA aided relative Fund performance versus the Index, as investors bid up the stock in response to the firm’s successful restructuring from a diversified bank into a pure asset manager. An overweight in credit card issuer Discover Financial Services, which benefited from strong loan growth and improving credit quality, also lifted Fund performance versus the Index.

In contrast, stock selection in the energy and telecommunication services sectors detracted from the Fund’s performance relative to the Index. Within the energy sector, overweight positions in oil exploration and production firms Statoil ASA, Devon Energy Corp. and Occidental Petroleum Corp. dragged on relative Fund performance versus the Index, as all three companies’ profits were hurt by falling oil prices. In the telecommunication services sector, stock election and an overweight position in the weak-performing wireless telecommunication services industry detracted from the Fund’s performance versus the Index for the 12-month period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Performance2,3

Portfolio Managers Walter A. Row, III, CFA, CMT, Michael A. Allison, CFA and John H. Croft, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/30/2003	05/30/2003	8.61%	10.23%	5.73%
Class A with 5.75% Maximum Sales Charge	—	—	2.32	8.94	5.10
Class B at NAV	05/30/2003	05/30/2003	7.80	9.41	4.94
Class B with 5% Maximum Sales Charge	—	—	2.80	9.13	4.94
Class C at NAV	05/30/2003	05/30/2003	7.81	9.41	4.94
Class C with 1% Maximum Sales Charge	—	—	6.81	9.41	4.94
Class I at NAV	08/27/2007	05/30/2003	8.97	10.53	5.93
MSCI World Index	—	—	8.67%	11.40%	6.93%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	05/30/2003	05/30/2003	1.41%	8.03%	4.19%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	2.03	7.16	4.19
Class B After Taxes on Distributions	05/30/2003	05/30/2003	2.04	8.35	4.15
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	2.19	7.32	4.07
Class C After Taxes on Distributions	05/30/2003	05/30/2003	6.05	8.64	4.15
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	4.47	7.55	4.07
Class I After Taxes on Distributions	08/27/2007	05/30/2003	7.94	9.55	4.97
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	5.89	8.46	4.88

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.18%	1.93%	1.93%	0.93%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2004	$16,197	N.A.
Class C	$10,000	10/31/2004	$16,200	N.A.
Class I	$250,000	10/31/2004	$444,740	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Fund Profile

Common Stock Sector Allocation

(% of total investments)

Country Allocation (% of total investments)

Top 10 Common Stock Holdings

(% of total investments)

Google, Inc., Class C	2.4%
Apple, Inc.	2.1
Discover Financial Services	1.7
Gilead Sciences, Inc.	1.6
Corning, Inc.	1.6
Chevron Corp.	1.6
British American Tobacco PLC	1.6
NIKE, Inc., Class B	1.6
Occidental Petroleum Corp.	1.5
Roche Holding AG PC	1.5
Total	17.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. The MSCI World ex USA Index is an unmanaged index of large-cap and mid-cap equity securities across the developed markets, excluding the U.S. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging-markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,019.60	$5.96	1.17%
Class B	$1,000.00	$1,015.80	$9.76	1.92%
Class C	$1,000.00	$1,015.80	$9.76	1.92%
Class I	$1,000.00	$1,020.80	$4.69	0.92%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.95	1.17%
Class B	$1,000.00	$1,015.50	$9.75	1.92%
Class C	$1,000.00	$1,015.50	$9.75	1.92%
Class I	$1,000.00	$1,020.60	$4.69	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014.

6

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Portfolio of Investments

Common Stocks — 88.0%

Security	Shares	Value

Air Freight & Logistics — 1.2%
C.H. Robinson Worldwide, Inc.	166,000	$11,488,860

		$11,488,860

Automobiles — 1.1%
Toyota Motor Corp.	181,376	$10,914,696

		$10,914,696

Banks — 10.9%
Bank of America Corp.	757,431	$12,997,516
JPMorgan Chase & Co.	177,288	10,722,378
Lloyds Banking Group PLC(1)	6,017,273	7,430,663
Mitsubishi UFJ Financial Group, Inc.	1,835,000	10,696,606
Natixis SA	1,599,443	11,009,727
Regions Financial Corp.	858,095	8,520,884
Skandinaviska Enskilda Banken AB, Class A	649,556	8,343,069
Societe Generale	211,018	10,169,175
Toronto-Dominion Bank (The)	170,000	8,366,887
Unione di Banche Italiane ScpA	674,833	5,299,796
Westpac Banking Corp.	308,414	9,466,540

		$103,023,241

Beverages — 2.3%
Anheuser-Busch InBev NV	123,870	$13,736,485
Constellation Brands, Inc., Class A(1)	89,868	8,226,517

		$21,963,002

Biotechnology — 3.7%
Biogen Idec, Inc.(1)	28,500	$9,150,780
Celgene Corp.(1)	96,140	10,295,633
Gilead Sciences, Inc.(1)	138,899	15,556,688

		$35,003,101

Chemicals — 2.0%
LyondellBasell Industries NV, Class A	95,000	$8,704,850
Monsanto Co.	88,691	10,203,013

		$18,907,863

Commercial Services & Supplies — 0.7%
Brambles, Ltd.	800,000	$6,728,668

		$6,728,668

Security	Shares	Value

Communications Equipment — 1.1%
QUALCOMM, Inc.	135,185	$10,613,374

		$10,613,374

Consumer Finance — 2.3%
American Express Co.	64,288	$5,782,706
Discover Financial Services	245,612	15,665,133

		$21,447,839

Diversified Financial Services — 0.5%
ING Groep NV(1)	354,000	$5,069,408

		$5,069,408

Diversified Telecommunication Services — 2.3%
Deutsche Telekom AG	660,000	$9,948,389
Nippon Telegraph & Telephone Corp.	187,186	11,646,493

		$21,594,882

Electric Utilities — 0.7%
NextEra Energy, Inc.	68,270	$6,842,019

		$6,842,019

Electrical Equipment — 3.2%
Emerson Electric Co.	160,000	$10,249,600
Mitsubishi Electric Corp.	512,378	6,606,494
Nidec Corp.	95,000	6,276,900
Rockwell Automation, Inc.	65,000	7,302,750

		$30,435,744

Electronic Equipment, Instruments & Components — 2.1%
Corning, Inc.	755,353	$15,431,862
Yaskawa Electric Corp.	320,000	4,147,899

		$19,579,761

Energy Equipment & Services — 1.3%
FMC Technologies, Inc.(1)	228,000	$12,777,120

		$12,777,120

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	86,000	$11,469,820

		$11,469,820

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 1.1%
Mondelez International, Inc., Class A	301,000	$10,613,260

		$10,613,260

Health Care Equipment & Supplies — 1.2%
Medtronic, Inc.	170,000	$11,587,200

		$11,587,200

Hotels, Restaurants & Leisure — 2.5%
Accor SA	256,803	$10,788,882
Compass Group PLC	785,195	12,673,763

		$23,462,645

Household Products — 1.3%
Reckitt Benckiser Group PLC	147,000	$12,380,849

		$12,380,849

Industrial Conglomerates — 3.1%
Danaher Corp.	141,781	$11,399,192
Koninklijke Philips NV	344,400	9,628,695
Siemens AG	72,000	8,121,127

		$29,149,014

Insurance — 3.3%
AXA SA	309,150	$7,140,908
MetLife, Inc.	220,070	11,936,597
Prudential PLC	537,907	12,455,790

		$31,533,295

Internet & Catalog Retail — 1.0%
Amazon.com, Inc.(1)	30,000	$9,163,800

		$9,163,800

Internet Software & Services — 3.4%
Facebook, Inc., Class A(1)	131,500	$9,861,185
Google, Inc., Class C(1)	40,000	22,363,200

		$32,224,385

IT Services — 0.8%
Visa, Inc., Class A	30,500	$7,363,615

		$7,363,615

Security	Shares	Value

Machinery — 1.2%
Caterpillar, Inc.	109,000	$11,053,690

		$11,053,690

Media — 1.7%
Live Nation Entertainment, Inc.(1)	183,823	$4,779,398
Walt Disney Co. (The)	129,279	11,813,515

		$16,592,913

Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	173,976	$4,958,316

		$4,958,316

Multi-Utilities — 2.1%
National Grid PLC	829,000	$12,302,330
Sempra Energy	65,258	7,178,380

		$19,480,710

Oil, Gas & Consumable Fuels — 7.2%
Chevron Corp.	128,052	$15,359,837
Devon Energy Corp.	201,057	12,063,420
Occidental Petroleum Corp.	163,000	14,495,590
Statoil ASA	546,460	12,505,973
Total SA	231,103	13,797,602

		$68,222,422

Pharmaceuticals — 6.5%
AstraZeneca PLC	112,440	$8,213,556
Bayer AG	79,386	11,353,925
Merck & Co., Inc.	189,689	10,990,581
Perrigo Co. PLC	65,000	10,494,250
Roche Holding AG PC	47,270	13,949,442
Takeda Pharmaceutical Co., Ltd.	161,208	6,988,098

		$61,989,852

Real Estate Investment Trusts (REITs) — 1.0%
Simon Property Group, Inc.	52,000	$9,318,920

		$9,318,920

Semiconductors & Semiconductor Equipment — 1.0%
NXP Semiconductors NV(1)	133,000	$9,131,780

		$9,131,780

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Software — 1.8%
Microsoft Corp.	229,000	$10,751,550
Oracle Corp.	173,000	6,755,650

		$17,507,200

Specialty Retail — 1.9%
Dixons Carphone PLC	650,266	$4,129,044
Home Depot, Inc. (The)	139,324	13,586,876

		$17,715,920

Technology Hardware, Storage & Peripherals — 3.1%
Apple, Inc.	186,200	$20,109,600
Lenovo Group, Ltd.	6,450,000	9,523,976

		$29,633,576

Textiles, Apparel & Luxury Goods — 2.5%
NIKE, Inc., Class B	161,145	$14,981,651
Pandora A/S	103,721	8,744,870

		$23,726,521

Tobacco — 1.6%
British American Tobacco PLC	269,883	$15,296,321

		$15,296,321

Transportation Infrastructure — 0.7%
Sydney Airport	1,700,000	$6,609,140

		$6,609,140

Wireless Telecommunication Services — 0.9%
Vodafone Group PLC	2,575,000	$8,563,045

		$8,563,045

Total Common Stocks (identified cost $773,660,629)		$835,137,787

Preferred Stocks — 8.3%

Security	Shares	Value

Banks — 4.3%
AgriBank FCB, 6.875% to 1/1/24(2)	28,968	$2,974,651
Bank of America Corp., Series U, 5.20% to 6/1/23(2)	821	783,827
Barclays Bank PLC, 8.25% to 12/15/18(2)	2,050	2,149,539
Citigroup, Inc., Series K, 6.875% to 11/15/23(2)	70,110	1,877,020
CoBank ACB, Series F, 6.25% to 10/1/22(2)(3)	21,750	2,273,556
Farm Credit Bank of Texas, Series 1, 10.00%	1,635	2,117,836

Security	Shares	Value

Banks (continued)
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(2)	1,416	$1,432,874
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(2)	835	839,636
KeyCorp, Series A, 7.75%	13,268	1,734,260
Lloyds Banking Group PLC, 6.657% to 5/21/37(2)(3)	1,929	2,141,106
Northern Trust Corp., Series C, 5.85%	24,720	611,635
Regions Financial Corp., Series A, 6.375%	102,533	2,575,629
Royal Bank of Scotland Group PLC, Series S, 6.60%	90,000	2,233,800
Societe Generale, 7.875% to 12/18/23(2)(3)	1,298	1,339,577
Standard Chartered PLC, 7.014% to 7/30/37(2)(3)	16.97	1,933,794
SunTrust Banks, Inc., Series E, 5.875%	119,140	2,859,658
Texas Capital Bancshares, Inc., 6.50%	99,990	2,449,755
Texas Capital Bancshares, Inc., Series A, 6.50%	16,300	405,381
Webster Financial Corp., Series E, 6.40%	67,815	1,683,338
Wells Fargo & Co., Series L, 7.50%	2,329	2,804,116
Wells Fargo & Co., Series T, 6.00%	42,680	1,066,146
Zions Bancorporation, Series I, 5.80% to 9/15/23(2)	1,225	1,200,173
Zions Bancorporation, Series J, 7.20% to 9/15/23(2)	1,095	1,173,808

		$40,661,115

Capital Markets — 0.5%
Affiliated Managers Group, Inc., 6.375%	42,923	$1,116,964
Morgan Stanley, Series G, 6.625%	85,300	2,172,591
State Street Corp., Series D, 5.90% to 3/15/24(2)	73,070	1,905,117

		$5,194,672

Consumer Finance — 0.7%
Capital One Financial Corp., Series B, 6.00%	93,750	$2,263,125
Discover Financial Services, Series B, 6.50%	118,800	3,054,645
SLM Corp., Series B, 1.934%(4)	24,070	1,714,988

		$7,032,758

Diversified Financial Services — 0.6%
KKR Financial Holdings, LLC, Series A, 7.375%	66,100	$1,726,036
PPTT, 2006-A GS, Class A, 5.99%(3)(4)	22.71	3,924,229

		$5,650,265

Electric Utilities — 0.3%
AES Gener SA, 8.375% to 6/18/19(2)(3)	1,260	$1,455,497
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	56,072	1,262,882

		$2,718,379

Food Products — 0.2%
Ocean Spray Cranberries, Inc., 6.25%(3)	16,860	$1,539,003

		$1,539,003

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 0.2%
American Overseas Group, Ltd., Series A, 7.50% to 12/15/16(2)	5,000	$2,000,313

		$2,000,313

Machinery — 0.1%
Stanley Black & Decker, Inc., 5.75%	46,069	$1,163,357

		$1,163,357

Multi-Utilities — 0.2%
DTE Energy Co., Series C, 5.25%	60,168	$1,470,506

		$1,470,506

Pipelines — 0.3%
NuStar Logistics LP, 7.625% to 1/15/18(2)	99,305	$2,659,636

		$2,659,636

Real Estate Investment Trusts (REITs) — 0.5%
American Realty Capital Properties, Inc., Series F, 6.70%	13,313	$293,152
Cedar Realty Trust, Inc., Series B, 7.25%	65,600	1,714,128
Chesapeake Lodging Trust, Series A, 7.75%	26,779	698,932
DDR Corp., Series K, 6.25%	90,500	2,260,916

		$4,967,128

Thrifts & Mortgage Finance — 0.4%
Elmira Savings Bank FSB (The), 8.998% to 12/31/17(2)	1,880	$1,786,000
EverBank Financial Corp., Series A, 6.75%	80,759	2,024,224

		$3,810,224

Total Preferred Stocks (identified cost $79,091,532)		$78,867,356

Corporate Bonds & Notes — 2.6%

Security	Principal Amount (000’s omitted)	Value

Banks — 0.9%
Banco do Brasil SA, 6.25% to 4/15/24, 10/29/49(2)(3)	$943	$742,612
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(2)(3)	1,705	1,726,312
Credit Agricole SA, 7.875% to 1/23/24, 1/29/49(2)(3)	2,371	2,454,756
Credit Suisse Group AG, 6.25% to 12/18/24, 12/29/49(2)(3)	2,378	2,319,739
Societe Generale SA, 8.25% to 11/29/18, 9/29/49(2)(5)	906	959,545

		$8,202,964

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services — 0.5%
Leucadia National Corp., 6.625%, 10/23/43	$875	$911,376
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24, 12/29/49(2)(3)	1,173	1,146,608
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(2)(3)	2,721	2,516,925

		$4,574,909

Diversified Telecommunication Services — 0.2%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(2)(3)	$2,232	$2,336,904

		$2,336,904

Electric Utilities — 0.5%
Enel SpA, 8.75% to 9/24/23, 9/24/73(2)(3)	$1,908	$2,237,130
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(2)	2,603	2,640,239

		$4,877,369

Insurance — 0.3%
XL Capital, Ltd., Series E, 6.50% to 4/15/17, 10/29/49(2)	$3,127	$3,009,737

		$3,009,737

Pipelines — 0.2%
DCP Midstream, LLC, 5.85% to 5/21/23, 5/21/43(2)(3)	$1,469	$1,457,983

		$1,457,983

Total Corporate Bonds & Notes (identified cost $23,675,934)		$24,459,866

Short-Term Investments — 0.8%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(6)	$7,870	$7,870,415

Total Short-Term Investments (identified cost $7,870,415)		$7,870,415

Total Investments — 99.7% (identified cost $884,298,510)		$946,335,424

Other Assets, Less Liabilities — 0.3%		$3,071,051

Net Assets — 100.0%		$949,406,475

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Portfolio of Investments — continued

PC	–	Participation Certificate
PPTT	–	Preferred Pass-Through Trust

(1)	Non-income producing security.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $31,545,731 or 3.3% of the Fund’s net assets.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2014, the aggregate value of these securities is $959,545 or 0.1% of the Fund’s net assets.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	57.9%	$547,497,507
United Kingdom	10.8	101,903,600
France	6.1	57,660,172
Japan	6.0	57,277,186
Germany	3.1	29,423,441
Netherlands	2.8	26,166,787
Australia	2.4	22,804,348
Switzerland	1.7	16,269,181
Belgium	1.4	13,736,485
Ireland	1.4	13,503,987
Norway	1.3	12,505,973
China	1.0	9,523,976
Denmark	0.9	8,744,870
Canada	0.9	8,366,887
Sweden	0.9	8,343,069
Italy	0.8	7,536,926
Brazil	0.3	2,468,924
Chile	0.2	1,455,497
Cayman Islands	0.1	1,146,608

Total Investments	100.0%	$946,335,424

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $876,428,095)	$938,465,009
Affiliated investment, at value (identified cost, $7,870,415)	7,870,415
Foreign currency, at value (identified cost, $61,174)	60,770
Dividends and interest receivable	941,523
Interest receivable from affiliated investment	1,499
Receivable for investments sold	818,477
Receivable for Fund shares sold	789,592
Tax reclaims receivable	3,700,667
Total assets	$952,647,952

Liabilities
Payable for investments purchased	$9,328
Payable for Fund shares redeemed	1,978,504
Payable to affiliates:
Investment adviser fee	500,831
Administration fee	117,652
Distribution and service fees	397,010
Trustees’ fees	3,750
Accrued expenses	234,402
Total liabilities	$3,241,477
Net Assets	$949,406,475

Sources of Net Assets
Paid-in capital	$1,236,603,611
Accumulated net realized loss	(356,319,830)
Accumulated undistributed net investment income	7,140,238
Net unrealized appreciation	61,982,456
Total	$949,406,475

Class A Shares
Net Assets	$472,353,720
Shares Outstanding	40,792,225
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.58
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.29

Class B Shares
Net Assets	$30,064,744
Shares Outstanding	2,602,545
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.55

Class C Shares
Net Assets	$331,088,361
Shares Outstanding	28,660,020
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.55

Class I Shares
Net Assets	$115,899,650
Shares Outstanding	10,002,209
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.59

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends (net of foreign taxes, $1,154,868)	$49,970,224
Interest	2,112,652
Interest allocated from affiliated investment	19,453
Expenses allocated from affiliated investment	(2,585)
Total investment income	$52,099,744

Expenses
Investment adviser fee	$6,242,938
Administration fee	1,468,317
Distribution and service fees
Class A	1,229,810
Class B	373,645
Class C	3,428,423
Trustees’ fees and expenses	44,518
Custodian fee	369,298
Transfer and dividend disbursing agent fees	542,845
Legal and accounting services	80,256
Printing and postage	99,282
Registration fees	62,320
Miscellaneous	105,610
Total expenses	$14,047,262
Deduct —
Reduction of custodian fee	$793
Total expense reductions	$793

Net expenses	$14,046,469

Net investment income	$38,053,275

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$151,080,111
Investment transactions allocated from affiliated investment	162
Foreign currency and forward foreign currency exchange contract transactions	2,710,429
Net realized gain	$153,790,702
Change in unrealized appreciation (depreciation) —
Investments	$(111,856,205)
Foreign currency and forward foreign currency exchange contracts	(1,055,594)
Net change in unrealized appreciation (depreciation)	$(112,911,799)

Net realized and unrealized gain	$40,878,903

Net increase in net assets from operations	$78,932,178

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$38,053,275	$40,439,898
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	153,790,702	66,410,345
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(112,911,799)	48,737,775
Net increase in net assets from operations	$78,932,178	$155,588,018
Distributions to shareholders —
From net investment income
Class A	$(18,463,459)	$(20,019,354)
Class B	(1,125,075)	(1,598,740)
Class C	(10,319,883)	(11,495,154)
Class I	(4,278,388)	(4,308,030)
Total distributions to shareholders	$(34,186,805)	$(37,421,278)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$38,780,251	$71,117,788
Class B	517,552	1,479,929
Class C	20,153,333	31,345,539
Class I	37,793,274	32,073,432
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	16,855,785	18,243,940
Class B	843,678	1,203,222
Class C	8,050,598	8,914,710
Class I	3,161,510	3,223,757
Cost of shares redeemed
Class A	(110,691,781)	(148,474,119)
Class B	(7,321,035)	(11,123,775)
Class C	(56,008,302)	(76,820,836)
Class I	(29,792,372)	(34,682,918)
Net asset value of shares exchanged
Class A	8,521,114	6,071,801
Class B	(8,521,114)	(6,071,801)
Net decrease in net assets from Fund share transactions	$(77,657,509)	$(103,499,331)

Net increase (decrease) in net assets	$(32,912,136)	$14,667,409

Net Assets
At beginning of year	$982,318,611	$967,651,202
At end of year	$949,406,475	$982,318,611

Accumulated undistributed net investment income included in net assets
At end of year	$7,140,238	$3,772,672

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014		2013		2012		2011	2010
Net asset value — Beginning of year	$11.070		$9.780		$9.290		$9.660	$9.050

Income (Loss) From Operations
Net investment income(1)	$0.479	(2)	$0.463	(2)	$0.465	(2)	$0.550	$0.494
Net realized and unrealized gain (loss)	0.463		1.259		0.503		(0.397)	0.644

Total income from operations	$0.942		$1.722		$0.968		$0.153	$1.138

Less Distributions
From net investment income	$(0.432)		$(0.432)		$(0.478)		$(0.523)	$(0.528)

Total distributions	$(0.432)		$(0.432)		$(0.478)		$(0.523)	$(0.528)

Net asset value — End of year	$11.580		$11.070		$9.780		$9.290	$9.660

Total Return(3)	8.61%		18.01%		10.74%		1.52%	12.99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$472,354		$496,308		$490,142		$546,679	$648,656
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.17%		1.18%		1.18%		1.17%	1.19%
Net investment income	4.17	%(2)	4.48	%(2)	4.92	%(2)	5.65%	5.34%
Portfolio Turnover	118%		85%		82%		101%	127%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.248, $0.086 and $0.059 per share for the years ended October 31, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.01%, 3.65% and 4.30% for the years ended October 31, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014		2013		2012		2011	2010
Net asset value — Beginning of year	$11.040		$9.760		$9.270		$9.640	$9.030

Income (Loss) From Operations
Net investment income(1)	$0.411	(2)	$0.388	(2)	$0.393	(2)	$0.479	$0.424
Net realized and unrealized gain (loss)	0.443		1.246		0.503		(0.399)	0.645

Total income from operations	$0.854		$1.634		$0.896		$0.080	$1.069

Less Distributions
From net investment income	$(0.344)		$(0.354)		$(0.406)		$(0.450)	$(0.459)

Total distributions	$(0.344)		$(0.354)		$(0.406)		$(0.450)	$(0.459)

Net asset value — End of year	$11.550		$11.040		$9.760		$9.270	$9.640

Total Return(3)	7.80%		17.05%		9.93%		0.75%	12.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,065		$42,660		$51,492		$67,749	$85,354
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.92%		1.93%		1.93%		1.92%	1.94%
Net investment income	3.59	%(2)	3.76	%(2)	4.18	%(2)	4.93%	4.59%
Portfolio Turnover	118%		85%		82%		101%	127%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.260, $0.086 and $0.059 per share for the years ended October 31, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.32%, 2.93% and 3.55% for the years ended October 31, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014		2013		2012		2011	2010
Net asset value — Beginning of year	$11.040		$9.760		$9.270		$9.640	$9.030

Income (Loss) From Operations
Net investment income(1)	$0.391	(2)	$0.386	(2)	$0.394	(2)	$0.477	$0.423
Net realized and unrealized gain (loss)	0.464		1.249		0.503		(0.397)	0.646

Total income from operations	$0.855		$1.635		$0.897		$0.080	$1.069

Less Distributions
From net investment income	$(0.345)		$(0.355)		$(0.407)		$(0.450)	$(0.459)

Total distributions	$(0.345)		$(0.355)		$(0.407)		$(0.450)	$(0.459)

Net asset value — End of year	$11.550		$11.040		$9.760		$9.270	$9.640

Total Return(3)	7.81%		17.06%		9.93%		0.76%	12.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$331,088		$343,199		$338,461		$371,066	$442,969
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.92%		1.93%		1.93%		1.92%	1.94%
Net investment income	3.41	%(2)	3.74	%(2)	4.18	%(2)	4.92%	4.58%
Portfolio Turnover	118%		85%		82%		101%	127%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.247, $0.085 and $0.059 per share for the years ended October 31, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.26%, 2.91% and 3.55% for the years ended October 31, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014		2013		2012		2011	2010
Net asset value — Beginning of year	$11.070		$9.790		$9.300		$9.660	$9.050

Income (Loss) From Operations
Net investment income(1)	$0.486	(2)	$0.494	(2)	$0.493	(2)	$0.573	$0.518
Net realized and unrealized gain (loss)	0.495		1.244		0.498		(0.385)	0.643

Total income from operations	$0.981		$1.738		$0.991		$0.188	$1.161

Less Distributions
From net investment income	$(0.461)		$(0.458)		$(0.501)		$(0.548)	$(0.551)

Total distributions	$(0.461)		$(0.458)		$(0.501)		$(0.548)	$(0.551)

Net asset value — End of year	$11.590		$11.070		$9.790		$9.300	$9.660

Total Return(3)	8.97%		18.18%		11.01%		1.88%	13.27%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$115,900		$100,152		$87,556		$86,428	$57,160
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.92%		0.93%		0.93%		0.93%	0.94%
Net investment income	4.23	%(2)	4.77	%(2)	5.21	%(2)	5.91%	5.63%
Portfolio Turnover	118%		85%		82%		101%	127%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.233, $0.086 and $0.059 per share for the years ended October 31, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.20%, 3.93% and 4.58% for the years ended October 31, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$34,186,805	$37,421,278

During the year ended October 31, 2014, accumulated net realized loss was decreased by $498,904 and accumulated undistributed net investment income was decreased by $498,904 due to differences between book and tax accounting, primarily for accretion of market discount, investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$7,051,063
Capital loss carryforward	$(353,795,417)
Net unrealized appreciation	$59,547,218

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, distributions from REITs, investments in partnerships and accretion of market discount.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $353,795,417 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($71,662,013), October 31, 2017 ($258,617,823), October 31, 2018 ($23,515,581), and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2014, a capital loss carryforward of $154,707,789 was utilized to offset net realized gains by the Fund.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$886,733,748

Gross unrealized appreciation	$82,617,785
Gross unrealized depreciation	(23,016,109)

Net unrealized appreciation	$59,601,676

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2014, the Fund’s investment adviser fee amounted to $6,242,938 or 0.64% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2014, the administration fee amounted to $1,468,317.

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $17,323 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $83,651 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $1,229,810 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $280,234 and $2,571,317 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $93,411 and $857,106 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $2,000, $25,000 and $9,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,136,416,949 and $1,195,072,693, respectively, for the year ended October 31, 2014.

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	3,378,298	6,943,561
Issued to shareholders electing to receive payments of distributions in Fund shares	1,466,576	1,764,192
Redemptions	(9,644,741)	(14,537,657)
Exchange from Class B shares	740,376	586,933

Net decrease	(4,059,491)	(5,242,971)

	Year Ended October 31,
Class B	2014	2013

Sales	45,840	142,988
Issued to shareholders electing to receive payments of distributions in Fund shares	73,625	116,883
Redemptions	(639,403)	(1,082,234)
Exchange to Class A shares	(741,978)	(588,237)

Net decrease	(1,261,916)	(1,410,600)

	Year Ended October 31,
Class C	2014	2013

Sales	1,768,792	3,026,893
Issued to shareholders electing to receive payments of distributions in Fund shares	701,774	863,901
Redemptions	(4,897,144)	(7,472,237)

Net decrease	(2,426,578)	(3,581,443)

	Year Ended October 31,
Class I	2014	2013

Sales	3,276,714	3,130,614
Issued to shareholders electing to receive payments of distributions in Fund shares	274,692	311,264
Redemptions	(2,594,175)	(3,340,182)

Net increase	957,231	101,696
8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 2014, there were no obligations outstanding under these financial instruments.

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts during the year ended October 31, 2014. The Fund also entered into such contracts as a substitute for the purchase of securities or currencies.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2014, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$3,156,762	(1)	$(711,983	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2014, which is indicative of the volume of this derivative type, was approximately $53,778,000.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Notes to Financial Statements — continued

disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$54,325,240	$47,251,255		$—	$101,576,495
Consumer Staples	30,309,597	41,413,655		—	71,723,252
Energy	54,695,967	26,303,575		—	80,999,542
Financials	83,311,021	87,081,682		—	170,392,703
Health Care	68,075,132	40,505,021		—	108,580,153
Industrials	51,494,092	43,971,024		—	95,465,116
Information Technology	112,381,816	13,671,875		—	126,053,691
Materials	23,866,179	—		—	23,866,179
Telecommunication Services	—	30,157,927		—	30,157,927
Utilities	14,020,399	12,302,330		—	26,322,729

Total Common Stocks	$492,479,443	$342,658,344	*	$—	$835,137,787

Preferred Stocks
Consumer Staples	$—	$1,539,003		$—	$1,539,003
Energy	—	2,659,636		—	2,659,636
Financials	18,238,424	51,078,051		—	69,316,475
Industrials	—	1,163,357		—	1,163,357
Utilities	1,470,506	2,718,379		—	4,188,885

Total Preferred Stocks	$19,708,930	$59,158,426		$—	$78,867,356

Corporate Bonds & Notes	$—	$24,459,866		$—	$24,459,866
Short-Term Investments	—	7,870,415		—	7,870,415

Total Investments	$512,188,373	$434,147,051		$—	$946,335,424

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

Nominee for Trustee	Number of Shares(1)
	For	Withheld
Scott E. Eston	80,707,805	1,921,783
Cynthia E. Frost	80,621,175	2,008,413
George J. Gorman	80,708,791	1,920,797
Valerie A. Mosley	80,633,127	1,996,460
Harriett Tee Taggart	80,353,299	2,276,289

(1)	Excludes fractional shares.

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $49,626,698, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 43.35% qualifies for the corporate dividends received deduction.

28

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

29

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

30

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857 10.31.14

Eaton Vance

Tax-Managed Multi-Cap

Growth Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 30

Federal Tax Information	18

Special Meeting of Shareholders	31

Management and Organization	32

Important Notices	35

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2014, U.S. equity markets vacillated between optimism and concern — optimism that a modest U.S. economic recovery was continuing and concern that slowing growth in other regions of the globe might weigh on U.S. results. While U.S. stocks trended upward for much of the 12-month period, there were some pullbacks along the way.

In January 2014, U.S. equities declined briefly on worries that an unusually harsh winter, which led to a spike in natural gas prices, might negatively impact U.S. consumer spending. A more significant pullback occurred during the final month of the 12-month period, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to unnerve U.S. investors. However, U.S. stocks once again bounced back, with the Dow Jones Industrial Average2 and the S&P 500 Index both closing at all-time highs on the final day of the period.

For the 12-month period, falling oil prices, brought on by increased supply and weaker global demand, helped boost consumer spending and most U.S. market sectors, with the exception of energy.

The major U.S. stock indexes ended the 12-month period with strong performance. The S&P 500 Index advanced 17.27%, while the Dow Jones Industrial Average gained 14.48%. The technology-laden NASDAQ Composite Index added 19.58%. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index), while growth stocks, in general, slightly outpaced value stocks.

Fund Performance

For the 12-month period ended October 31, 2014, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) had a total return of 9.92% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Russell 3000 Growth Index (the Index), which returned 16.39% for the same period.

The Fund’s underperformance relative to the Index was due primarily to stock selection. Sector and industry allocation also hampered the Fund’s relative performance versus the Index. The Index recorded positive absolute returns in all 10 of its economic sectors, while the Fund did so in six of the eight sectors in which it was invested.

Consumer discretionary was the Fund’s poorest-performing sector versus the Index for the 12-month period. This was due to stock selection. In the lagging specialty retail industry, shoe retailer DSW, Inc. was one of the Fund’s worst-performing individual stocks amid disappointing sales. An overweight position and stock selection in the internet & catalog retail industry also detracted from the Fund’s performance relative to the Index. Internet retail giant Amazon.com, Inc. was among the Fund’s weakest individual stocks, as capital spending weighed on the company’s profits. Overall, the Fund’s stock selection in the consumer discretionary sector was partially offset by an underweight in the underperforming sector. The industrials sector also detracted from the Fund’s performance versus the Index, due largely to stock selection. In the airline industry, Copa Holdings SA, operator of two Latin American airlines, was one of the Fund’s worst-performing individual stocks, as it was impacted by government-related issues. Stock selection and an overweight in the lagging building products industry also dragged on the Fund’s performance relative to the Index. In the health care sector, stock selection detracted from the Fund’s relative performance versus the Index. Within the sector, the biggest detractor to Fund performance was the pharmaceuticals industry as a result of both stock selection and an underweight. Overall, the Fund’s poorest-performing individual stock was Infoblox, Inc., a network technology supplier that reported lower-than-forecasted sales.

On the positive side, the Fund’s lack of exposure to the lagging telecommunication services sector was the largest contributor to performance relative to the Index for the 12-month period. In the information technology sector, stock selection boosted the Fund’s relative performance versus the Index. The Fund’s best-performing individual stock was Apple, Inc., after the computer and smartphone company launched new products. In the outperforming semiconductor and semiconductor equipment industry, Avago Technologies, Ltd. a leading semiconductor supplier, was also among the Fund’s top-performing stocks amid increased demand. The consumer staples sector contributed to the Fund’s performance versus the Index due to an underweight, which overcame the Fund’s stock selection in the lagging sector. An underweight in the food & staples retailing industry further added to the Fund’s performance versus the Index, as did stock selection in the beverages industry.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	9.92%	13.31%	8.87%
Class A with 5.75% Maximum Sales Charge	—	—	3.59	11.98	8.23
Class B at NAV	07/10/2000	07/10/2000	9.08	12.46	8.04
Class B with 5% Maximum Sales Charge	—	—	4.08	12.21	8.04
Class C at NAV	07/10/2000	07/10/2000	9.06	12.48	8.04
Class C with 1% Maximum Sales Charge	—	—	8.06	12.48	8.04
Russell 3000 Growth Index	—	—	16.39%	17.51%	9.08%
S&P 500 Index	—	—	17.27	16.68	8.20

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	06/30/2000	06/30/2000	3.59%	11.98%	7.86%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	2.03	9.58	6.72
Class B After Taxes on Distributions	07/10/2000	07/10/2000	4.08	12.21	7.67
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	2.31	9.77	6.57
Class C After Taxes on Distributions	07/10/2000	07/10/2000	8.06	12.48	7.68
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	4.56	9.99	6.58

% Total Annual Operating Expense Ratios[4]			Class A	Class B	Class C
Gross			1.52%	2.27%	2.27%
Net			1.40	2.15	2.15

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2004	$21,672	N.A.
Class C	$10,000	10/31/2004	$21,686	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Fund Profile5

Top 10 Holdings (% of net assets)6

Apple, Inc.	5.7%
Gilead Sciences, Inc.	2.6
Amazon.com, Inc.	2.3
Google, Inc., Class A	2.3
Visa, Inc., Class A	2.2
Google, Inc., Class C	2.2
Monsanto Co.	2.2
Priceline Group, Inc. (The)	2.2
Facebook, Inc., Class A	2.1
salesforce.com, inc.	1.9
Total	25.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000 Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/15. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,078.00	$7.33	**	1.40%
Class B	$1,000.00	$1,074.00	$11.24	**	2.15%
Class C	$1,000.00	$1,074.50	$11.24	**	2.15%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12	**	1.40%
Class B	$1,000.00	$1,014.40	$10.92	**	2.15%
Class C	$1,000.00	$1,014.40	$10.92	**	2.15%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $46,497,973)	$66,173,799
Receivable for Fund shares sold	11,059
Total assets	$66,184,858

Liabilities
Payable for Fund shares redeemed	$51,397
Payable to affiliates:
Administration fee	8,063
Distribution and service fees	27,108
Trustees’ fees	42
Other	8,261
Accrued expenses	43,699
Total liabilities	$138,570
Net Assets	$66,046,288

Sources of Net Assets
Paid-in capital	$54,022,010
Accumulated net realized loss from Portfolio	(7,143,128)
Accumulated net investment loss	(508,420)
Net unrealized appreciation from Portfolio	19,675,826
Total	$66,046,288

Class A Shares
Net Assets	$43,667,061
Shares Outstanding	2,225,850
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.62
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$20.82

Class B Shares
Net Assets	$2,477,129
Shares Outstanding	142,186
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.42

Class C Shares
Net Assets	$19,902,098
Shares Outstanding	1,140,778
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.45

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $9,167)	$460,554
Interest allocated from Portfolio	3,387
Expenses allocated from Portfolio	(470,225)
Total investment loss from Portfolio	$(6,284)

Expenses
Administration fee	$96,132
Distribution and service fees
Class A	105,921
Class B	26,436
Class C	190,763
Trustees’ fees and expenses	500
Custodian fee	13,782
Transfer and dividend disbursing agent fees	63,234
Legal and accounting services	23,943
Printing and postage	27,823
Registration fees	37,826
Miscellaneous	11,173
Total expenses	$597,533
Deduct —
Allocation of expenses to affiliate	$9,486
Total expense reductions	$9,486

Net expenses	$588,047

Net investment loss	$(594,331)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$3,001,848
Written options	9,367
Net realized gain	$3,011,215
Change in unrealized appreciation (depreciation) —
Investments	$3,465,537
Written options	(4,712)
Net change in unrealized appreciation (depreciation)	$3,460,825

Net realized and unrealized gain	$6,472,040

Net increase in net assets from operations	$5,877,709

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(594,331)	$(452,156)
Net realized gain from investment transactions, written options and foreign currency transactions	3,011,215	6,024,954
Net change in unrealized appreciation (depreciation) from investments and written options	3,460,825	8,409,774
Net increase in net assets from operations	$5,877,709	$13,982,572
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,902,394	$2,391,701
Class B	25,604	555,511
Class C	2,243,815	1,818,503
Cost of shares redeemed
Class A	(4,418,420)	(7,717,551)
Class B	(322,805)	(472,260)
Class C	(2,069,373)	(3,212,537)
Net asset value of shares exchanged
Class A	291,576	224,595
Class B	(291,576)	(224,595)
Net decrease in net assets from Fund share transactions	$(1,638,785)	$(6,636,633)

Net increase in net assets	$4,238,924	$7,345,939

Net Assets
At beginning of year	$61,807,364	$54,461,425
At end of year	$66,046,288	$61,807,364

Accumulated net investment loss included in net assets
At end of year	$(508,420)	$(385,905)

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014		2013		2012	2011		2010
Net asset value — Beginning of year	$17.850		$13.900		$12.740	$11.810		$10.500

Income (Loss) From Operations
Net investment loss(1)	$(0.126)		$(0.086)		$(0.111)	$(0.084	)(2)	$(0.081	)(3)
Net realized and unrealized gain	1.896		4.036		1.271	1.014		1.391

Total income from operations	$1.770		$3.950		$1.160	$0.930		$1.310

Net asset value — End of year	$19.620		$17.850		$13.900	$12.740		$11.810

Total Return(4)	9.92%		28.42%		9.11%	7.78%		12.57%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$43,667		$40,895		$36,579	$38,582		$43,627
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.40	%(7)	1.43	%(7)	1.50%	1.48%		1.47%
Net investment loss	(0.67)%		(0.56)%		(0.81)%	(0.65	)%(2)	(0.70	)%(3)
Portfolio Turnover of the Portfolio	29%		68%		83%	139%		200%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.027 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.85)%.

(3)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.81)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.02% and 0.09% of average daily net assets for the years ended October 31, 2014 and October 31, 2013, respectively). Absent this subsidy, total return would have been lower.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014		2013		2012	2011		2010
Net asset value — Beginning of year	$15.970		$12.530		$11.570	$10.810		$9.680

Income (Loss) From Operations
Net investment loss(1)	$(0.237)		$(0.182)		$(0.189)	$(0.164	)(2)	$(0.151	)(3)
Net realized and unrealized gain	1.687		3.622		1.149	0.924		1.281

Total income from operations	$1.450		$3.440		$0.960	$0.760		$1.130

Net asset value — End of year	$17.420		$15.970		$12.530	$11.570		$10.810

Total Return(4)	9.08%		27.45%		8.30%	7.03%		11.67%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,477		$2,831		$2,334	$3,340		$4,940
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	2.15	%(7)	2.18	%(7)	2.26%	2.23%		2.22%
Net investment loss	(1.42)%		(1.32)%		(1.54)%	(1.38	)%(2)	(1.43	)%(3)
Portfolio Turnover of the Portfolio	29%		68%		83%	139%		200%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.026 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.60)%.

(3)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.010 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.54)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.02% and 0.09% of average daily net assets for the years ended October 31, 2014 and October 31, 2013, respectively). Absent this subsidy, total return would have been lower.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014		2013		2012	2011		2010
Net asset value — Beginning of year	$16.000		$12.550		$11.580	$10.830		$9.690

Income (Loss) From Operations
Net investment loss(1)	$(0.238)		$(0.181)		$(0.194)	$(0.166	)(2)	$(0.153	)(3)
Net realized and unrealized gain	1.688		3.631		1.164	0.916		1.293

Total income from operations	$1.450		$3.450		$0.970	$0.750		$1.140

Net asset value — End of year	$17.450		$16.000		$12.550	$11.580		$10.830

Total Return(4)	9.06%		27.49%		8.38%	6.93%		11.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,902		$18,081		$15,549	$16,069		$18,185
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	2.15	%(7)	2.18	%(7)	2.25%	2.23%		2.22%
Net investment loss	(1.42)%		(1.31)%		(1.57)%	(1.39	)%(2)	(1.45	)%(3)
Portfolio Turnover of the Portfolio	29%		68%		83%	139%		200%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.025 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.60)%.

(3)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.010 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.56)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.02% and 0.09% of average daily net assets for the years ended October 31, 2014 and October 31, 2013, respectively). Absent this subsidy, total return would have been lower.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (58.2% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years).

13

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Notes to Financial Statements — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2014, accumulated net realized loss was decreased by $2,984, accumulated net investment loss was decreased by $471,816 and paid-in capital was decreased by $474,800 due to differences between book and tax accounting, primarily for net operating losses and return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(5,949,250)
Late year ordinary losses	$(508,420)
Net unrealized appreciation	$18,481,948

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $5,949,250 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2017 and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2014, a capital loss carryforward of $3,014,387 was utilized to offset net realized gains by the Fund.

Additionally, at October 31, 2014, the Fund had a late year ordinary loss of $508,420 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2014, the administration fee amounted to $96,132. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary expenses only) exceed 1.40%, 2.15% and 2.15% of the Fund’s average daily net assets for Class A, Class B and Class C, respectively. This agreement may be changed or terminated after February 28, 2015. Pursuant to this agreement, EVM was allocated $9,486 of the Fund’s operating expenses for the year ended October 31, 2014. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $7,071 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,700 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

14

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $105,921 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $19,827 and $143,072 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $6,609 and $47,691 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $800 and $1,400 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,775,033 and $4,931,415, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	154,445	157,280
Redemptions	(234,887)	(513,181)
Exchange from Class B shares	15,629	14,778

Net decrease	(64,813)	(341,123)

	Year Ended October 31,
Class B	2014	2013

Sales	1,580	42,013
Redemptions	(19,099)	(34,602)
Exchange to Class A shares	(17,522)	(16,450)

Net decrease	(35,041)	(9,039)

15

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2014	2013

Sales	134,988	133,700
Redemptions	(124,596)	(242,567)

Net increase (decrease)	10,392	(108,867)

16

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

17

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Portfolio of Investments

Common Stocks — 97.6%

Security	Shares	Value

Aerospace & Defense — 2.4%
Precision Castparts Corp.	7,300	$1,611,110
Spirit AeroSystems Holdings, Inc., Class A(1)	29,182	1,148,020

		$2,759,130

Banks — 2.5%
Citigroup, Inc.	38,100	$2,039,493
Regions Financial Corp.	78,500	779,505

		$2,818,998

Beverages — 3.4%
Anheuser-Busch InBev NV ADR	12,700	$1,409,446
Brown-Forman Corp., Class B	12,479	1,156,429
Constellation Brands, Inc., Class A(1)	13,728	1,256,661

		$3,822,536

Biotechnology — 6.9%
Biogen Idec, Inc.(1)	6,700	$2,151,236
Celgene Corp.(1)	17,200	1,841,948
Gilead Sciences, Inc.(1)	26,891	3,011,792
Vertex Pharmaceuticals, Inc.(1)	8,021	903,485

		$7,908,461

Building Products — 1.4%
Fortune Brands Home & Security, Inc.	35,900	$1,552,675

		$1,552,675

Capital Markets — 2.6%
Affiliated Managers Group, Inc.(1)	6,300	$1,258,677
Charles Schwab Corp. (The)	58,000	1,662,860

		$2,921,537

Chemicals — 4.0%
Celanese Corp., Series A	16,700	$980,791
Monsanto Co.	21,739	2,500,855
Praxair, Inc.	8,900	1,121,311

		$4,602,957

Communications Equipment — 1.1%
Riverbed Technology, Inc.(1)	67,800	$1,287,522

		$1,287,522

Security	Shares	Value

Consumer Finance — 0.8%
Discover Financial Services	14,900	$950,322

		$950,322

Electrical Equipment — 2.2%
AMETEK, Inc.	34,300	$1,788,745
Eaton Corp. PLC	10,621	726,370

		$2,515,115

Electronic Equipment, Instruments & Components — 0.7%
InvenSense, Inc.(1)	51,400	$833,194

		$833,194

Energy Equipment & Services — 2.2%
FMC Technologies, Inc.(1)	18,869	$1,057,419
Schlumberger, Ltd.	14,900	1,470,034

		$2,527,453

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	5,796	$773,012

		$773,012

Food Products — 2.2%
Hain Celestial Group, Inc. (The)(1)	12,710	$1,375,858
Mondelez International, Inc., Class A	32,354	1,140,802

		$2,516,660

Health Care Equipment & Supplies — 3.7%
Cooper Cos., Inc. (The)	7,031	$1,152,381
Medtronic, Inc.	18,033	1,229,129
Stryker Corp.	20,400	1,785,612

		$4,167,122

Health Care Providers & Services — 1.3%
Brookdale Senior Living, Inc.(1)	44,500	$1,500,095

		$1,500,095

Health Care Technology — 1.0%
Cerner Corp.(1)	18,345	$1,161,972

		$1,161,972

Hotels, Restaurants & Leisure — 0.8%
Las Vegas Sands Corp.	14,029	$873,446

		$873,446

19	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Household Products — 0.8%
Colgate-Palmolive Co.	14,200	$949,696

		$949,696

Internet & Catalog Retail — 5.6%
Amazon.com, Inc.(1)	8,529	$2,605,268
Netflix, Inc.(1)	3,200	1,256,864
Priceline Group, Inc. (The)(1)	2,043	2,464,287

		$6,326,419

Internet Software & Services — 6.6%
Facebook, Inc., Class A(1)	31,800	$2,384,682
Google, Inc., Class A(1)	4,500	2,555,415
Google, Inc., Class C(1)	4,500	2,515,860

		$7,455,957

IT Services — 3.2%
Fiserv, Inc.(1)	16,600	$1,153,368
Visa, Inc., Class A	10,500	2,535,015

		$3,688,383

Leisure Products — 2.6%
Brunswick Corp.	23,620	$1,105,416
Polaris Industries, Inc.	12,134	1,830,535

		$2,935,951

Machinery — 0.8%
Colfax Corp.(1)	16,200	$880,956

		$880,956

Media — 3.3%
Comcast Corp., Class A	26,402	$1,461,351
Twenty-First Century Fox, Inc., Class B	31,653	1,049,930
Walt Disney Co. (The)	13,353	1,220,197

		$3,731,478

Oil, Gas & Consumable Fuels — 2.0%
EOG Resources, Inc.	13,394	$1,273,100
Range Resources Corp.	14,943	1,022,101

		$2,295,201

Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	15,343	$1,153,487

		$1,153,487

Security	Shares	Value

Pharmaceuticals — 3.5%
Jazz Pharmaceuticals PLC(1)	5,974	$1,008,650
Perrigo Co. PLC	10,400	1,679,080
Roche Holding AG ADR	35,600	1,310,436

		$3,998,166

Road & Rail — 2.1%
J.B. Hunt Transport Services, Inc.	14,100	$1,124,757
Kansas City Southern	10,732	1,317,782

		$2,442,539

Semiconductors & Semiconductor Equipment — 4.2%
Avago Technologies, Ltd.	21,771	$1,877,749
Monolithic Power Systems, Inc.	32,100	1,418,499
NXP Semiconductors NV(1)	20,785	1,427,098

		$4,723,346

Software — 7.6%
Adobe Systems, Inc.(1)	24,954	$1,749,775
Guidewire Software, Inc.(1)	30,200	1,508,188
Oracle Corp.	19,025	742,926
salesforce.com, inc.(1)	33,800	2,162,862
Tableau Software, Inc., Class A(1)	15,698	1,296,498
VMware, Inc., Class A(1)	14,200	1,186,694

		$8,646,943

Specialty Retail — 4.0%
Home Depot, Inc. (The)	13,877	$1,353,285
TJX Cos., Inc. (The)	20,286	1,284,510
Tractor Supply Co.	25,600	1,874,432

		$4,512,227

Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc.	59,738	$6,451,704
EMC Corp.	59,600	1,712,308

		$8,164,012

Trading Companies & Distributors — 3.2%
United Rentals, Inc.(1)	19,100	$2,102,146
W.W. Grainger, Inc.	6,200	1,530,160

		$3,632,306

Total Common Stocks (identified cost $76,749,108)		$111,029,274

20	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Portfolio of Investments — continued

Short-Term Investments — 2.5%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$2,841	$2,841,246

Total Short-Term Investments (identified cost $2,841,246)		$2,841,246

Total Investments — 100.1% (identified cost $79,590,354)		$113,870,520

Other Assets, Less Liabilities — (0.1)%		$(79,136)

Net Assets — 100.0%		$113,791,384

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

21	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $76,749,108)	$111,029,274
Affiliated investment, at value (identified cost, $2,841,246)	2,841,246
Dividends receivable	9,668
Interest receivable from affiliated investment	628
Tax reclaims receivable	9,959
Total assets	$113,890,775

Liabilities
Payable to affiliates:
Investment adviser fee	$60,103
Trustees’ fees	461
Accrued expenses	38,827
Total liabilities	$99,391
Net Assets applicable to investors’ interest in Portfolio	$113,791,384

Sources of Net Assets
Investors’ capital	$79,511,218
Net unrealized appreciation	34,280,166
Total	$113,791,384

22	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends (net of foreign taxes, $15,745)	$793,185
Interest allocated from affiliated investment	5,839
Expenses allocated from affiliated investment	(712)
Total investment income	$798,312

Expenses
Investment adviser fee	$718,256
Trustees’ fees and expenses	5,485
Custodian fee	44,495
Legal and accounting services	35,728
Miscellaneous	5,161
Total expenses	$809,125

Net investment loss	$(10,813)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$5,342,783
Investment transactions allocated from affiliated investment	46
Written options	16,231
Net realized gain	$5,359,060
Change in unrealized appreciation (depreciation) —
Investments	$5,864,360
Written options	(4,015)
Net change in unrealized appreciation (depreciation)	$5,860,345

Net realized and unrealized gain	$11,219,405

Net increase in net assets from operations	$11,208,592

23	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income (loss)	$(10,813)	$99,904
Net realized gain from investment transactions, written options and foreign currency transactions	5,359,060	10,623,861
Net change in unrealized appreciation (depreciation) from investments and written options	5,860,345	14,669,299
Net increase in net assets from operations	$11,208,592	$25,393,064
Capital transactions —
Contributions	$3,274,098	$2,398,831
Withdrawals	(8,118,559)	(14,582,133)
Net decrease in net assets from capital transactions	$(4,844,461)	$(12,183,302)

Net increase in net assets	$6,364,131	$13,209,762

Net Assets
At beginning of year	$107,427,253	$94,217,491
At end of year	$113,791,384	$107,427,253

24	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011		2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.73%	0.77%	0.77%	0.75%		0.76%
Net investment income (loss)	(0.01)%	0.10%	(0.08)%	0.08	%(2)	0.00	%(3)(4)
Portfolio Turnover	29%	68%	83%	139%		200%

Total Return	10.64%	29.25%	9.90%	8.57%		13.37%

Net assets, end of year (000’s omitted)	$113,791	$107,427	$94,217	$103,821		$120,460

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.21% of average daily net assets.

(3)	Includes special dividends equal to 0.10% of average daily net assets.

(4)	Amount is less than 0.005%.

25	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 58.2% and 41.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Currencies. Foreign currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

26

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $718,256 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

27

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $31,349,157 and $34,311,495, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$79,609,463

Gross unrealized appreciation	$34,431,326
Gross unrealized depreciation	(170,269)

Net unrealized appreciation	$34,261,057

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 2014, there were no obligations outstanding under these financial instruments.

Written options activity for the year ended October 31, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	435	$24,509
Options exercised	(187)	(8,278)
Options expired	(248)	(16,231)

Outstanding, end of year	—	$—

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended October 31, 2014, the Portfolio entered into option transactions on individual securities that it holds to generate premium income.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written options	$16,231	$(4,015)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

28

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$111,029,274	*	$—	$—	$111,029,274
Short-Term Investments	—		2,841,246	—	2,841,246

Total Investments	$111,029,274		$2,841,246	$—	$113,870,520

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

30

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Multi-Cap Growth Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	2,839,329	6,310
Cynthia E. Frost	2,839,329	6,310
George J. Gorman	2,839,329	6,310
Valerie A. Mosley	2,832,699	12,940
Harriett Tee Taggart	2,832,699	12,940

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Tax-Managed Multi-Cap Growth Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	99.59%	0.41%
Cynthia E. Frost	99.59%	0.41%
George J. Gorman	99.52%	0.48%
Valerie A. Mosley	99.47%	0.53%
Harriett Tee Taggart	99.58%	0.42%

31

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

32

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	2002	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014);

33

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2014

Management and Organization — continued

eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824    10.31.14

Eaton Vance

Tax-Managed Small-Cap Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Tax-Managed Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 29

Federal Tax Information	19

Special Meeting of Shareholders	30

Management and Organization	31

Important Notices	34

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2014, U.S. equity markets vacillated between optimism and concern — optimism that a modest U.S. economic recovery was continuing and concern that slowing growth in other regions of the globe might weigh on U.S. results. While U.S. stocks trended upward for much of the 12-month period, there were some pullbacks along the way.

In January 2014, U.S. equities declined briefly on worries that an unusually harsh winter, which led to a spike in natural gas prices, might negatively impact U.S. consumer spending. A more significant pullback occurred during the final month of the 12-month period, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to unnerve U.S. investors. However, U.S. stocks once again bounced back, with the Dow Jones Industrial Average2 and the S&P 500 Index both closing at all-time highs on the final day of the period.

For the 12-month period, falling oil prices, brought on by increased supply and weaker global demand, helped boost consumer spending and most U.S. market sectors, with the exception of energy.

The major U.S. stock indexes ended the 12-month period with strong performance. The S&P 500 Index advanced 17.27%, while the Dow Jones Industrial Average gained 14.48%. The technology-laden NASDAQ Composite Index added 19.58%. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index), while growth stocks, in general, slightly outpaced value stocks.

Fund Performance

For the 12-month period ended October 31, 2014, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) had a total return of 7.33% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 2000 Index (the Index), which returned 8.06% for the same period.

The Fund underperformed the Index due to sector and industry allocation. Stock selection overall had a positive impact on the Fund’s performance relative to the Index. Eight of the 10 economic sectors in the Index had positive absolute returns for the 12-month period, while the Fund recorded positive absolute returns in eight of the nine sectors in which it was invested.

On a sector basis, energy was the Fund’s weakest-performing sector relative to the Index. This was due to stock selection, especially in the oil & gas industry. The Fund’s worst-performing individual stock for the 12-month period was Goodrich Petroleum Corp., followed by PDC Energy, Inc. The two companies, both independent oil and gas producers, were hurt by falling oil prices during the period. In the health care sector, both stock selection and an underweight position hampered the Fund’s performance relative to the Index. In particular, the Fund’s lack of exposure to the outperforming biotechnology and pharmaceuticals subsectors detracted from relative performance. The Fund’s underweight in the strong-performing utilities sector also dragged on relative performance. However, this underweight was partially offset by stock selection within the sector.

Conversely, the consumer discretionary sector contributed to the Fund’s performance relative to the Index. This was due to a combination of stock selection and an underweight in the lagging sector. Both stock selection and an underweight in the diversified consumer services industry aided the Fund’s performance versus the Index. An underweight in the lagging specialty retail industry also proved beneficial. Within specialty retail, Restoration Hardware Holdings, Inc., a luxury home furnishings retailer, was one of the Fund’s top-performing individual stocks for the 12-month period, as the company reported better-than-expected earnings. Stock selection in the information technology (IT) sector boosted the Fund’s performance relative to the Index. Within the IT services industry, Euronet Worldwide, Inc., an electronic payments processor, and WEX, Inc., a provider of corporate card payment solutions, were among the Fund’s leading individual stocks. Both companies reported financial results that exceeded expectations. In the materials sector, stock selection contributed to the Fund’s relative performance, particularly in the specialty chemicals and paper & forest products industries. Overall, the Fund’s best-performing individual stock for the period was rental car company Avis Budget Group, Inc., which benefited from industry consolidation.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/25/1997	09/25/1997	7.33%	15.43%	9.74%
Class A with 5.75% Maximum Sales Charge	—	—	1.18	14.08	9.09
Class B at NAV	09/29/1997	09/29/1997	6.50	14.57	8.93
Class B with 5% Maximum Sales Charge	—	—	1.50	14.34	8.93
Class C at NAV	09/29/1997	09/29/1997	6.53	14.56	8.93
Class C with 1% Maximum Sales Charge	—	—	5.53	14.56	8.93
Class I at NAV	10/01/2009	09/25/1997	7.61	15.74	9.89
Russell 2000 Index	—	—	8.06%	17.38%	8.66%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	09/25/1997	09/25/1997	1.18%	14.08%	9.09%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	0.67	11.33	7.48
Class B After Taxes on Distributions	09/29/1997	09/29/1997	1.50	14.34	8.93
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	0.85	11.55	7.34
Class C After Taxes on Distributions	09/29/1997	09/29/1997	5.53	14.56	8.93
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	3.13	11.73	7.34
Class I After Taxes on Distributions	10/01/2009	09/25/1997	7.61	15.74	9.89
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	4.31	12.73	8.18

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.27%	2.02%	2.02%	1.02%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2004	$23,530	N.A.
Class C	$10,000	10/31/2004	$23,535	N.A.
Class I	$250,000	10/31/2004	$642,294	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Balchem Corp.	2.9%

Euronet Worldwide, Inc.	2.3

Lazard, Ltd., Class A	2.3

WEX, Inc.	2.2

FEI Co.	2.2

Mentor Graphics Corp.	2.1

Team Health Holdings, Inc.	2.1

RBC Bearings, Inc.	2.1

West Pharmaceutical Services, Inc.	2.0

United Natural Foods, Inc.	2.0

Total	22.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,037.20	$6.01	1.17%
Class B	$1,000.00	$1,033.30	$9.84	1.92%
Class C	$1,000.00	$1,033.40	$9.84	1.92%
Class I	$1,000.00	$1,038.40	$4.73	0.92%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.95	1.17%
Class B	$1,000.00	$1,015.50	$9.75	1.92%
Class C	$1,000.00	$1,015.50	$9.75	1.92%
Class I	$1,000.00	$1,020.60	$4.69	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $86,623,331)	$109,775,869
Receivable for Fund shares sold	115,552
Total assets	$109,891,421

Liabilities
Payable for Fund shares redeemed	$16,867
Payable to affiliates:
Distribution and service fees	33,956
Trustees’ fees	42
Accrued expenses	59,766
Total liabilities	$110,631
Net Assets	$109,780,790

Sources of Net Assets
Paid-in capital	$82,372,066
Accumulated net realized gain from Portfolio	4,896,733
Accumulated net investment loss	(640,547)
Net unrealized appreciation from Portfolio	23,152,538
Total	$109,780,790

Class A Shares
Net Assets	$70,314,677
Shares Outstanding	2,928,690
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$24.01
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$25.47

Class B Shares
Net Assets	$1,077,863
Shares Outstanding	51,020
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$21.13

Class C Shares
Net Assets	$23,935,949
Shares Outstanding	1,137,668
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$21.04

Class I Shares
Net Assets	$14,452,301
Shares Outstanding	594,109
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$24.33
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends allocated from Portfolio	$925,796
Interest allocated from Portfolio	5,957
Expenses allocated from Portfolio	(745,423)
Total investment income from Portfolio	$186,330

Expenses
Distribution and service fees
Class A	$175,141
Class B	13,080
Class C	240,889
Trustees’ fees and expenses	500
Custodian fee	15,538
Transfer and dividend disbursing agent fees	124,872
Legal and accounting services	28,768
Printing and postage	32,747
Registration fees	47,812
Miscellaneous	13,176
Total expenses	$692,523

Net investment loss	$(506,193)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$13,446,652
Net realized gain	$13,446,652
Change in unrealized appreciation (depreciation) —
Investments	$(5,453,985)
Net change in unrealized appreciation (depreciation)	$(5,453,985)

Net realized and unrealized gain	$7,992,667

Net increase in net assets from operations	$7,486,474

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(506,193)	$(149,706)
Net realized gain from investment transactions	13,446,652	9,455,885
Net change in unrealized appreciation (depreciation) from investments	(5,453,985)	18,279,963
Net increase in net assets from operations	$7,486,474	$27,586,142
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,468,024	$2,164,748
Class B	75,486	153,550
Class C	653,631	1,323,611
Class I	5,816,746	1,239,350
Cost of shares redeemed
Class A	(11,562,559)	(13,922,550)
Class B	(360,988)	(257,583)
Class C	(2,312,610)	(3,832,406)
Class I	(3,500,076)	(4,071,484)
Net asset value of shares exchanged
Class A	286,797	389,048
Class B	(286,797)	(389,048)
Net decrease in net assets from Fund share transactions	$(5,722,346)	$(17,202,764)

Net increase in net assets	$1,764,128	$10,383,378

Net Assets
At beginning of year	$108,016,662	$97,633,284
At end of year	$109,780,790	$108,016,662

Accumulated net investment loss included in net assets
At end of year	$(640,547)	$(178,892)

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014	2013		2012	2011	2010
Net asset value — Beginning of year	$22.380	$16.930		$15.340	$14.640	$11.710

Income (Loss) From Operations
Net investment loss(1)	$(0.075)	$(0.001)		$(0.048)	$(0.110)	$(0.113)
Net realized and unrealized gain	1.705	5.451		1.638	0.810	3.043

Total income from operations	$1.630	$5.450		$1.590	$0.700	$2.930

Net asset value — End of year	$24.010	$22.380		$16.930	$15.340	$14.640

Total Return(2)	7.33%	32.21%		10.30%	4.78%	25.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$70,315	$71,056		$64,346	$87,192	$97,524
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.19%	1.27%		1.25%	1.23%	1.28%
Net investment loss	(0.32)%	(0.00	)%(5)	(0.30)%	(0.67)%	(0.84)%
Portfolio Turnover of the Portfolio	58%	39%		57%	89%	114%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Amount is less than (0.005)%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$19.840	$15.120	$13.800	$13.270	$10.700

Income (Loss) From Operations
Net investment loss(1)	$(0.219)	$(0.125)	$(0.151)	$(0.209)	$(0.194)
Net realized and unrealized gain	1.509	4.845	1.471	0.739	2.764

Total income from operations	$1.290	$4.720	$1.320	$0.530	$2.570

Net asset value — End of year	$21.130	$19.840	$15.120	$13.800	$13.270

Total Return(2)	6.50%	31.22%	9.57%	3.99%	24.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,078	$1,562	$1,625	$2,660	$3,899
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.95%	2.02%	2.00%	1.98%	2.03%
Net investment loss	(1.07)%	(0.73)%	(1.04)%	(1.41)%	(1.59)%
Portfolio Turnover of the Portfolio	58%	39%	57%	89%	114%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$19.760	$15.060	$13.750	$13.220	$10.660

Income (Loss) From Operations
Net investment loss(1)	$(0.219)	$(0.130)	$(0.154)	$(0.209)	$(0.194)
Net realized and unrealized gain	1.499	4.830	1.464	0.739	2.754

Total income from operations	$1.280	$4.700	$1.310	$0.530	$2.560

Net asset value — End of year	$21.040	$19.760	$15.060	$13.750	$13.220

Total Return(2)	6.53%	31.23%	9.45%	4.01%	24.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,936	$24,075	$20,732	$22,593	$26,016
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%	2.02%	2.00%	1.98%	2.03%
Net investment loss	(1.07)%	(0.76)%	(1.06)%	(1.42)%	(1.59)%
Portfolio Turnover of the Portfolio	58%	39%	57%	89%	114%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$22.620	$17.060	$15.420	$14.680	$11.710

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.020)	$0.049	$(0.013)	$(0.068)	$(0.081)
Net realized and unrealized gain	1.730	5.511	1.653	0.808	3.051

Total income from operations	$1.710	$5.560	$1.640	$0.740	$2.970

Net asset value — End of year	$24.330	$22.620	$17.060	$15.420	$14.680

Total Return(2)	7.61%	32.53%	10.64%	5.04%	25.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,452	$11,324	$10,931	$11,692	$7,971
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.94%	1.02%	1.00%	0.98%	1.03%
Net investment income (loss)	(0.09)%	0.25%	(0.08)%	(0.41)%	(0.59)%
Portfolio Turnover of the Portfolio	58%	39%	57%	89%	114%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (71.7% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years).

14

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Notes to Financial Statements — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2014, accumulated net realized gain was decreased by $94,064, accumulated net investment loss was decreased by $44,538 and paid-in capital was increased by $49,526 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), investments in partnerships, net operating losses and return of capital distributions from securities. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$2,244,301
Late year ordinary losses	$(641,503)
Net unrealized appreciation	$25,805,926

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs and investments in partnerships.

During the year ended October 31, 2014, a capital loss carryforward of $11,087,774 was utilized to offset net realized gains by the Fund.

At October 31, 2014, the Fund had a late year ordinary loss of $641,503 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $13,864 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,662 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $175,141 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $9,810 and $180,667 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $3,270 and $60,222 for Class B and Class C shares, respectively.

15

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $1,000 and $300 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,337,267 and $9,910,033, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	234,841	113,621
Redemptions	(493,501)	(760,474)
Exchange from Class B shares	12,262	20,207

Net decrease	(246,398)	(626,646)

	Year Ended October 31,
Class B	2014	2013

Sales	3,704	8,703
Redemptions	(17,516)	(14,757)
Exchange to Class A shares	(13,886)	(22,707)

Net decrease	(27,698)	(28,761)

	Year Ended October 31,
Class C	2014	2013

Sales	32,230	77,589
Redemptions	(112,949)	(236,175)

Net decrease	(80,719)	(158,586)

16

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2014	2013

Sales	244,630	67,607
Redemptions	(151,128)	(207,529)

Net increase (decrease)	93,502	(139,922)

17

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

18

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $2,393,961 or, if subsequently determined to be different, the net capital gain of such year.

19

Tax-Managed Small-Cap Portfolio

October 31, 2014

Portfolio of Investments

Common Stocks — 96.4%

Security	Shares	Value

Auto Components — 1.6%
Dana Holding Corp.	117,590	$2,405,891

		$2,405,891

Banks — 5.8%
PacWest Bancorp	55,030	$2,347,580
Signature Bank(1)	19,140	2,318,428
South State Corp.	25,248	1,522,707
Texas Capital Bancshares, Inc.(1)	44,602	2,727,412

		$8,916,127

Building Products — 1.5%
Armstrong World Industries, Inc.(1)	48,650	$2,355,633

		$2,355,633

Capital Markets — 3.9%
Cohen & Steers, Inc.	56,157	$2,406,889
Lazard, Ltd., Class A	72,200	3,552,962

		$5,959,851

Chemicals — 4.7%
Balchem Corp.	67,620	$4,375,014
Cytec Industries, Inc.	60,220	2,808,059

		$7,183,073

Commercial Services & Supplies — 3.0%
Multi-Color Corp.	33,950	$1,673,735
Team, Inc.(1)	69,754	2,939,434

		$4,613,169

Diversified Consumer Services — 1.6%
ServiceMaster Global Holdings, Inc.(1)	99,726	$2,391,429

		$2,391,429

Electrical Equipment — 1.9%
Generac Holdings, Inc.(1)	64,610	$2,929,417

		$2,929,417

Electronic Equipment, Instruments & Components — 7.3%
FEI Co.	40,160	$3,384,685
FLIR Systems, Inc.	75,890	2,544,591
Methode Electronics, Inc.	72,160	2,841,661

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
National Instruments Corp.	75,815	$2,401,819

		$11,172,756

Food & Staples Retailing — 2.0%
United Natural Foods, Inc.(1)	44,300	$3,013,286

		$3,013,286

Food Products — 1.5%
Pinnacle Foods, Inc.	67,730	$2,289,274

		$2,289,274

Health Care Equipment & Supplies — 8.2%
Analogic Corp.	33,830	$2,467,560
Hill-Rom Holdings, Inc.	52,840	2,350,323
ICU Medical, Inc.(1)	33,730	2,391,457
West Pharmaceutical Services, Inc.	59,510	3,049,888
Wright Medical Group, Inc.(1)	73,670	2,329,445

		$12,588,673

Health Care Providers & Services — 3.9%
Amsurg Corp.(1)	51,138	$2,761,963
Team Health Holdings, Inc.(1)	52,460	3,280,849

		$6,042,812

Hotels, Restaurants & Leisure — 1.8%
Krispy Kreme Doughnuts, Inc.(1)	143,180	$2,708,966

		$2,708,966

Household Products — 1.8%
Church & Dwight Co., Inc.	38,060	$2,755,925

		$2,755,925

Independent Power and Renewable Electricity Producers — 1.7%
NextEra Energy Partners LP(1)	69,770	$2,550,791

		$2,550,791

Insurance — 6.3%
Endurance Specialty Holdings, Ltd.	39,660	$2,298,297
HCC Insurance Holdings, Inc.	48,370	2,524,430
Horace Mann Educators Corp.	79,150	2,406,952
Stewart Information Services Corp.	67,140	2,371,385

		$9,601,064

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 6.2%
Cardtronics, Inc.(1)	63,700	$2,445,443
Euronet Worldwide, Inc.(1)	66,260	3,556,174
WEX, Inc.(1)	30,180	3,427,241

		$9,428,858

Life Sciences Tools & Services — 1.5%
Bruker Corp.(1)	112,620	$2,334,613

		$2,334,613

Machinery — 2.1%
RBC Bearings, Inc.	52,046	$3,161,794

		$3,161,794

Marine — 1.5%
Kirby Corp.(1)	20,680	$2,286,794

		$2,286,794

Multiline Retail — 4.9%
Big Lots, Inc.	51,740	$2,361,931
Burlington Stores, Inc.(1)	63,160	2,648,930
Tuesday Morning Corp.(1)	126,040	2,569,956

		$7,580,817

Oil, Gas & Consumable Fuels — 4.7%
Gulfport Energy Corp.(1)	47,200	$2,368,496
Kodiak Oil & Gas Corp.(1)	219,970	2,373,476
PDC Energy, Inc.(1)	55,170	2,412,033

		$7,154,005

Paper & Forest Products — 1.6%
KapStone Paper & Packaging Corp.(1)	81,800	$2,516,168

		$2,516,168

Real Estate Investment Trusts (REITs) — 5.0%
PS Business Parks, Inc.	34,331	$2,891,357
Sovran Self Storage, Inc.	27,730	2,359,545
Terreno Realty Corp.	112,730	2,374,094

		$7,624,996

Semiconductors & Semiconductor Equipment — 3.5%
RF Micro Devices, Inc.(1)	224,460	$2,920,225
Teradyne, Inc.	134,570	2,476,088

		$5,396,313

Security	Shares	Value

Software — 3.8%
Mentor Graphics Corp.	154,950	$3,283,391
Verint Systems, Inc.(1)	45,480	2,614,645

		$5,898,036

Specialty Retail — 1.6%
Restoration Hardware Holdings, Inc.(1)	30,140	$2,420,845

		$2,420,845

Transportation Infrastructure — 1.5%
Wesco Aircraft Holdings, Inc.(1)	133,320	$2,366,430

		$2,366,430

Total Common Stocks (identified cost $108,383,628)		$147,647,806

Short-Term Investments — 4.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$6,373	$6,373,403

Total Short-Term Investments (identified cost $6,373,403)		$6,373,403

Total Investments — 100.5% (identified cost $114,757,031)		$154,021,209

Other Assets, Less Liabilities — (0.5)%		$(820,134)

Net Assets — 100.0%		$153,201,075

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $108,383,628)	$147,647,806
Affiliated investment, at value (identified cost, $6,373,403)	6,373,403
Dividends receivable	28,206
Interest receivable from affiliated investment	1,899
Total assets	$154,051,314

Liabilities
Payable for investments purchased	$733,699
Payable to affiliates:
Investment adviser fee	76,166
Trustees’ fees	619
Accrued expenses	39,755
Total liabilities	$850,239
Net Assets applicable to investors’ interest in Portfolio	$153,201,075

Sources of Net Assets
Investors’ capital	$113,936,897
Net unrealized appreciation	39,264,178
Total	$153,201,075

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends	$1,287,421
Interest allocated from affiliated investment	8,293
Expenses allocated from affiliated investment	(1,049)
Total investment income	$1,294,665

Expenses
Investment adviser fee	$932,615
Trustees’ fees and expenses	7,338
Custodian fee	54,175
Legal and accounting services	36,501
Miscellaneous	5,227
Total expenses	$1,035,856
Deduct —
Reduction of custodian fee	$1
Total expense reductions	$1

Net expenses	$1,035,855

Net investment income	$258,810

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$18,490,932
Investment transactions allocated from affiliated investment	89
Net realized gain	$18,491,021
Change in unrealized appreciation (depreciation) —
Investments	$(7,410,304)
Net change in unrealized appreciation (depreciation)	$(7,410,304)

Net realized and unrealized gain	$11,080,717

Net increase in net assets from operations	$11,339,527

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$258,810	$749,157
Net realized gain from investment transactions	18,491,021	12,712,440
Net change in unrealized appreciation (depreciation) from investments	(7,410,304)	25,675,313
Net increase in net assets from operations	$11,339,527	$39,136,910
Capital transactions —
Contributions	$3,888,415	$1,826,077
Withdrawals	(10,642,912)	(28,142,449)
Net decrease in net assets from capital transactions	$(6,754,497)	$(26,316,372)

Net increase in net assets	$4,585,030	$12,820,538

Net Assets
At beginning of year	$148,616,045	$135,795,507
At end of year	$153,201,075	$148,616,045

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.69%	0.72%	0.73%	0.72%	0.74%
Net investment income (loss)	0.17%	0.55%	0.22%	(0.15)%	(0.30)%
Portfolio Turnover	58%	39%	57%	89%	114%

Total Return	7.87%	32.92%	10.87%	5.31%	25.69%

Net assets, end of year (000’s omitted)	$153,201	$148,616	$135,796	$165,795	$171,965

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

25	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 71.7% and 28.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

26

Tax-Managed Small-Cap Portfolio

October 31, 2014

Notes to Financial Statements — continued

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $932,615 or 0.625% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $83,906,438 and $92,016,328, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$114,705,210

Gross unrealized appreciation	$39,589,922
Gross unrealized depreciation	(273,923)

Net unrealized appreciation	$39,315,999

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

27

Tax-Managed Small-Cap Portfolio

October 31, 2014

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$147,647,806	*	$—	$—	$147,647,806
Short-Term Investments	—		6,373,403	—	6,373,403

Total Investments	$147,647,806		$6,373,403	$—	$154,021,209

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Small-Cap Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

29

Eaton Vance Tax-Managed Small-Cap Fund

Tax-Managed Small-Cap Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Small-Cap Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

Nominee for Trustee	Number of Shares (1)
	For	Withheld
Scott E. Eston	3,793,128	59,947
Cynthia E. Frost	3,793,568	59,508
George J. Gorman	3,793,034	60,042
Valerie A. Mosley	3,790,122	62,954
Harriett Tee Taggart	3,785,174	67,901

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Tax-Managed Small-Cap Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	98.69%	1.31%
Cynthia E. Frost	98.71%	1.29%
George J. Gorman	98.65%	1.35%
Valerie A. Mosley	98.65%	1.35%
Harriett Tee Taggart	98.62%	1.38%

30

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Nancy B. Tooke 1946	President of the Portfolio	2006	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

32

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130    10.31.14

Eaton Vance

Tax-Managed Small-Cap Value Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Tax-Managed Small-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 28

Federal Tax Information	18

Special Meeting of Shareholders	29

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2014, U.S. equity markets vacillated between optimism and concern — optimism that a modest U.S. economic recovery was continuing and concern that slowing growth in other regions of the globe might weigh on U.S. results. While U.S. stocks trended upward for much of the 12-month period, there were some pullbacks along the way.

In January 2014, U.S. equities declined briefly on worries that an unusually harsh winter, which led to a spike in natural gas prices, might negatively impact U.S. consumer spending. A more significant pullback occurred during the final month of the 12-month period, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to unnerve U.S. investors. However, U.S. stocks once again bounced back, with the Dow Jones Industrial Average2 and the S&P 500 Index both closing at all-time highs on the final day of the period.

For the 12-month period, falling oil prices, brought on by increased supply and weaker global demand, helped boost consumer spending and most U.S. market sectors, with the exception of energy.

The major U.S. stock indexes ended the 12-month period with strong performance. The S&P 500 Index advanced 17.27%, while the Dow Jones Industrial Average gained 14.48%. The technology-laden NASDAQ Composite Index added 19.58%. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index), while growth stocks, in general, slightly outpaced value stocks.

Fund Performance

For the 12-month period ended October 31, 2014, Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) had a total return of 10.13% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 2000 Value Index (the Index), which returned 7.89% for the same period.

The Fund outperformed the Index due to stock selection, which outweighed sector and industry allocation which were detractors from the Fund’s performance relative to the Index. The Index recorded positive absolute returns in eight of its 10 economic sectors, while the Fund did so in seven of the nine sectors in which it was invested.

On a sector basis, industrials was the largest contributor to the Fund’s performance relative to the Index. This was due to stock selection. In the outperforming road & rail industry, trucking company Old Dominion Freight Line, Inc. was one of the Fund’s leading individual stocks for the 12-month period, as the company benefited from rising demand amid an improving economy. In the airlines industry, low-cost carrier Spirit Airlines, Inc. was also among the Fund’s top-performing stocks. In the consumer discretionary sector, Core-Mark Holding Co., Inc., a leading distributor to convenience stores, was another of the Fund’s strongest-performing stocks. The company benefited from above-average growth in the convenience store industry, as well as from its move into the drugstore market. The Fund’s underweight position in the lagging energy sector also contributed to performance versus the Index. Overall, the Fund’s best-performing individual stock for the period was insurer Federated National Holding Co., a leading provider of homeowners insurance in Florida. The company gained market share during the period.

Conversely, health care was the Fund’s weakest-performing sector relative to the Index. This was due to stock selection, particularly in the pharmaceuticals and health care equipment & supplies industries. One of the Fund’s poorest-performing individual stocks for the 12-month period was West Pharmaceutical Services, Inc., a supplier of drug delivery systems that reported disappointing earnings. Overall, the negative impact of the Fund’s stock selection in health care was partially offset by an overweight position in the outperforming sector. In the consumer staples sector, both stock selection and an overweight detracted from the Fund’s performance versus the Index. Within the sector, the personal products industry was a notable laggard as a result of both stock selection and an overweight, with beauty products company Elizabeth Arden, Inc. among the Fund’s biggest individual detractors. Overall, the Fund’s worst-performing individual stock for the 12-month period was The Bancorp, Inc., a provider of private-label credit cards to non-bank companies. The stock came under pressure when regulatory issues clouded the growth outlook for its debit-card business.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Performance2,3

Portfolio Managers Gregory R. Greene, CFA, J. Bradley Ohlmuller, CFA and Patrick J. O’Brien

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	10.13%	15.37%	9.02%
Class A with 5.75% Maximum Sales Charge	—	—	3.80	14.01	8.38
Class C at NAV	03/04/2002	03/04/2002	9.35	14.51	8.21
Class C with 1% Maximum Sales Charge	—	—	8.38	14.51	8.21
Class I at NAV	10/01/2009	03/04/2002	10.47	15.67	9.16
Russell 2000 Value Index	—	—	7.89%	16.14%	7.81%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	1.12%	12.92%	7.50%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	4.05	11.28	6.86
Class C After Taxes on Distributions	03/04/2002	03/04/2002	5.25	13.30	7.26
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	7.00	11.71	6.73
Class I After Taxes on Distributions	10/01/2009	03/04/2002	7.66	14.57	8.28
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	7.91	12.67	7.53

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.74%	2.49%	1.49%
Net			1.45	2.20	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2004	$22,026	N.A.
Class I	$250,000	10/31/2004	$601,077	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

ConnectOne Bancorp, Inc.	4.0%

A.O. Smith Corp.	3.7

Federated National Holding Co.	3.7

Prosperity Bancshares, Inc.	2.9

Core-Mark Holding Co., Inc.	2.9

Eagle Bancorp, Inc.	2.9

Saia, Inc.	2.8

Silicon Motion Technology Corp. ADR	2.8

Teleflex, Inc.	2.7

EnPro Industries, Inc.	2.7

Total	31.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/15. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,023.40	$7.40	**	1.45%
Class C	$1,000.00	$1,019.70	$11.20	**	2.20%
Class I	$1,000.00	$1,025.20	$6.13	**	1.20%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.38	**	1.45%
Class C	$1,000.00	$1,014.10	$11.17	**	2.20%
Class I	$1,000.00	$1,019.20	$6.11	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $28,467,656)	$43,489,416
Receivable for Fund shares sold	50,675
Receivable from affiliate	790
Total assets	$43,540,881

Liabilities
Payable for Fund shares redeemed	$120,027
Payable to affiliates:
Administration fee	5,277
Distribution and service fees	13,967
Trustees’ fees	42
Accrued expenses	40,129
Total liabilities	$179,442
Net Assets	$43,361,439

Sources of Net Assets
Paid-in capital	$25,204,350
Accumulated net realized gain from Portfolio	3,395,874
Accumulated net investment loss	(260,545)
Net unrealized appreciation from Portfolio	15,021,760
Total	$43,361,439

Class A Shares
Net Assets	$28,317,164
Shares Outstanding	1,505,079
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.81
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$19.96

Class C Shares
Net Assets	$10,075,868
Shares Outstanding	609,980
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.52

Class I Shares
Net Assets	$4,968,407
Shares Outstanding	260,191
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.10

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $1,826)	$430,983
Interest allocated from Portfolio	643
Expenses allocated from Portfolio	(411,851)
Total investment income from Portfolio	$19,775

Expenses
Administration fee	$66,193
Distribution and service fees
Class A	77,538
Class C	100,472
Trustees’ fees and expenses	500
Custodian fee	12,900
Transfer and dividend disbursing agent fees	43,429
Legal and accounting services	23,043
Printing and postage	24,394
Registration fees	41,555
Miscellaneous	11,678
Total expenses	$401,702
Deduct —
Allocation of expenses to affiliate	$104,418
Total expense reductions	$104,418

Net expenses	$297,284

Net investment loss	$(277,509)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$3,990,527
Net realized gain	$3,990,527
Change in unrealized appreciation (depreciation) —
Investments	$261,653
Net change in unrealized appreciation (depreciation)	$261,653

Net realized and unrealized gain	$4,252,180

Net increase in net assets from operations	$3,974,671

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(277,509)	$(54,367)
Net realized gain from investment and foreign currency transactions	3,990,527	5,461,635
Net change in unrealized appreciation (depreciation) from investments	261,653	5,556,324
Net increase in net assets from operations	$3,974,671	$10,963,592
Distributions to shareholders —
From net realized gain
Class A	$(3,439,691)	$(1,498,562)
Class B	—	(93,325)
Class C	(1,186,988)	(489,114)
Class I	(313,613)	(373,349)
Total distributions to shareholders	$(4,940,292)	$(2,454,350)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,496,758	$5,013,798
Class B	—	23,539
Class C	1,157,133	2,041,697
Class I	3,414,437	1,097,504
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,206,857	1,404,707
Class B	—	56,784
Class C	923,374	392,881
Class I	170,915	315,042
Cost of shares redeemed
Class A	(11,251,406)	(5,182,028)
Class B	—	(50,663)
Class C	(1,345,292)	(1,495,860)
Class I	(1,080,552)	(5,119,575)
Net asset value of shares exchanged
Class A	—	49,010
Class B	—	(49,010)
Net asset value of shares merged*
Class A	—	1,307,172
Class B	—	(1,307,172)
Net increase (decrease) in net assets from Fund share transactions	$692,224	$(1,502,174)

Net increase (decrease) in net assets	$(273,397)	$7,007,068

Net Assets
At beginning of year	$43,634,836	$36,627,768
At end of year	$43,361,439	$43,634,836

Accumulated net investment loss included in net assets
At end of year	$(260,545)	$(162,209)

*	At the close of business on February 22, 2013, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$19.150	$15.320	$14.770	$14.210		$12.000

Income (Loss) From Operations
Net investment loss(1)	$(0.087)	$(0.007)	$(0.021)	$(0.023	)(2)	$(0.043)
Net realized and unrealized gain	1.843	4.881	1.100	1.298		2.253

Total income from operations	$1.756	$4.874	$1.079	$1.275		$2.210

Less Distributions
From net realized gain	$(2.096)	$(1.044)	$(0.529)	$(0.715)		$—

Total distributions	$(2.096)	$(1.044)	$(0.529)	$(0.715)		$—

Net asset value — End of year	$18.810	$19.150	$15.320	$14.770		$14.210

Total Return(3)	10.13%	33.83%	7.51%	8.94%		18.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,317	$31,504	$22,824	$24,119		$25,448
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.45%	1.45%	1.45%	1.59%		1.65%
Net investment loss	(0.47)%	(0.04)%	(0.14)%	(0.15	)%(2)	(0.32)%
Portfolio Turnover of the Portfolio	48%	72%	55%	66%		51%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.024 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.31)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator subsidized certain operating expenses (equal to 0.24%, 0.54%, 0.55%, 0.46% and 0.37% of average daily net assets for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$17.180	$13.940	$13.590	$13.220		$11.250

Income (Loss) From Operations
Net investment loss(1)	$(0.198)	$(0.119)	$(0.122)	$(0.123	)(2)	$(0.133)
Net realized and unrealized gain	1.634	4.403	1.001	1.208		2.103

Total income from operations	$1.436	$4.284	$0.879	$1.085		$1.970

Less Distributions
From net realized gain	$(2.096)	$(1.044)	$(0.529)	$(0.715)		$—

Total distributions	$(2.096)	$(1.044)	$(0.529)	$(0.715)		$—

Net asset value — End of year	$16.520	$17.180	$13.940	$13.590		$13.220

Total Return(3)	9.35%	32.89%	6.67%	8.14%		17.51%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,076	$9,644	$6,944	$7,351		$7,312
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	2.20%	2.20%	2.20%	2.34%		2.40%
Net investment loss	(1.22)%	(0.79)%	(0.89)%	(0.90	)%(2)	(1.06)%
Portfolio Turnover of the Portfolio	48%	72%	55%	66%		51%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.021 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator subsidized certain operating expenses (equal to 0.24%, 0.54%, 0.55%, 0.46% and 0.37% of average daily net assets for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$19.360	$15.440	$14.850	$14.250		$12.000

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.048)	$0.093	$0.014	$0.008	(2)	$(0.011)
Net realized and unrealized gain	1.884	4.871	1.105	1.307		2.261

Total income from operations	$1.836	$4.964	$1.119	$1.315		$2.250

Less Distributions
From net realized gain	$(2.096)	$(1.044)	$(0.529)	$(0.715)		$—

Total distributions	$(2.096)	$(1.044)	$(0.529)	$(0.715)		$—

Net asset value — End of year	$19.100	$19.360	$15.440	$14.850		$14.250

Total Return(3)	10.47%	34.17%	7.75%	9.20%		18.75%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,968	$2,487	$5,573	$3,354		$1,444
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.20%	1.20%	1.20%	1.34%		1.40%
Net investment income (loss)	(0.26)%	0.57%	0.10%	0.05	%(2)	(0.08)%
Portfolio Turnover of the Portfolio	48%	72%	55%	66%		51%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.022 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.09)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator subsidized certain operating expenses (equal to 0.24%, 0.54%, 0.55%, 0.46% and 0.37% of average daily net assets for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on February 22, 2013, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (52.8% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

13

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Long-term capital gains	$4,940,292	$2,454,350

During the year ended October 31, 2014, accumulated net investment loss was decreased by $179,173, accumulated net realized gain was decreased by $512,436 and paid-in capital was increased by $333,263 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$3,478,069
Late year ordinary losses	$(260,545)
Net unrealized appreciation	$14,939,565

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

At October 31, 2014, the Fund had a late year ordinary loss of $260,545 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2014, the administration fee amounted to $66,193. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2015. Pursuant to this agreement, EVM was allocated $104,418 of the Fund’s operating expenses for the year ended October 31, 2014. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $2,680 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,133 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Trustees and officers of the Fund and Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $77,538 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $75,354 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $25,118 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received no CDSC fees paid by Class A and Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,847,628 and $9,264,453, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	299,536	294,120
Issued to shareholders electing to receive payments of distributions in Fund shares	185,582	95,105
Redemptions	(625,439)	(319,021)
Merger from Class B shares	—	82,009
Exchange from Class B shares	—	3,226

Net increase (decrease)	(140,321)	155,439

15

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Notes to Financial Statements — continued

Class B		Year Ended October 31, 2013(1)

Sales		1,767
Issued to shareholders electing to receive payments of distributions in Fund shares		4,263
Redemptions		(3,734)
Merger to Class A shares		(91,071)
Exchange to Class A shares		(3,571)

Net decrease		(92,346)

	Year Ended October 31,
Class C	2014	2013

Sales	72,087	136,448
Issued to shareholders electing to receive payments of distributions in Fund shares	60,430	29,474
Redemptions	(83,990)	(102,486)

Net increase	48,527	63,436

	Year Ended October 31,
Class I	2014	2013

Sales	181,145	66,187
Issued to shareholders electing to receive payments of distributions in Fund shares	9,767	21,144
Redemptions	(59,186)	(319,697)

Net increase (decrease)	131,726	(232,366)

(1)	Offering of Class B shares was discontinued during the year ended October 31, 2013 (see Note 1).

16

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

17

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $3,990,616 or, if subsequently determined to be different, the net capital gain of such year.

18

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Portfolio of Investments

Common Stocks — 95.0%

Security	Shares	Value

Aerospace & Defense — 2.0%
Ducommun, Inc.(1)	63,788	$1,684,641

		$1,684,641

Airlines — 2.3%
Spirit Airlines, Inc.(1)	26,185	$1,914,385

		$1,914,385

Auto Components — 1.8%
Dana Holding Corp.	71,838	$1,469,805

		$1,469,805

Banks — 21.5%
1st Source Corp.	31,672	$991,017
Ameris Bancorp	36,493	905,026
Bridge Capital Holdings(1)	32,896	793,452
ConnectOne Bancorp, Inc.	176,060	3,257,110
Eagle Bancorp, Inc.(1)	65,627	2,357,978
First Business Financial Services, Inc.	24,477	1,148,706
German American Bancorp, Inc.	44,169	1,319,328
Peoples Bancorp, Inc.	68,928	1,699,075
Prosperity Bancshares, Inc.	39,780	2,402,314
South State Corp.	13,268	800,193
Texas Capital Bancshares, Inc.(1)	19,134	1,170,044
Yadkin Financial Corp.(1)	42,475	824,440

		$17,668,683

Building Products — 3.7%
A.O. Smith Corp.	57,776	$3,082,350

		$3,082,350

Chemicals — 3.9%
Calgon Carbon Corp.(1)	33,455	$703,559
Innophos Holdings, Inc.	23,076	1,315,332
RPM International, Inc.	26,400	1,195,920

		$3,214,811

Construction & Engineering — 3.2%
EMCOR Group, Inc.	28,605	$1,262,339
MasTec, Inc.(1)	48,813	1,398,004

		$2,660,343

Security	Shares	Value

Containers & Packaging — 1.9%
AptarGroup, Inc.	25,148	$1,565,212

		$1,565,212

Distributors — 2.9%
Core-Mark Holding Co., Inc.	40,886	$2,372,615

		$2,372,615

Electric Utilities — 4.5%
Cleco Corp.	32,704	$1,758,167
Portland General Electric Co.	52,565	1,913,892

		$3,672,059

Food Products — 2.7%
Inventure Foods, Inc.(1)	164,955	$2,184,004

		$2,184,004

Health Care Equipment & Supplies — 4.1%
Analogic Corp.	16,005	$1,167,405
Teleflex, Inc.	19,367	2,210,162

		$3,377,567

Hotels, Restaurants & Leisure — 1.0%
Bloomin Brands, Inc.(1)	42,352	$800,876

		$800,876

Household Products — 1.1%
Orchids Paper Products Co.	30,647	$881,408

		$881,408

Insurance — 5.7%
Federated National Holding Co.	91,769	$3,070,591
Protective Life Corp.	23,402	1,630,651

		$4,701,242

IT Services — 1.6%
MAXIMUS, Inc.	26,402	$1,279,441

		$1,279,441

Machinery — 6.7%
Barnes Group, Inc.	53,432	$1,953,474
Crane Co.	22,107	1,378,371
EnPro Industries, Inc.(1)	34,016	2,195,053

		$5,526,898

19	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 2.0%
Stone Energy Corp.(1)	67,526	$1,654,387

		$1,654,387

Road & Rail — 4.8%
Old Dominion Freight Line, Inc.(1)	22,916	$1,669,889
Saia, Inc.(1)	47,212	2,314,332

		$3,984,221

Semiconductors & Semiconductor Equipment — 10.2%
Entegris, Inc.(1)	153,815	$2,088,808
Photronics, Inc.(1)	241,556	2,171,588
Silicon Motion Technology Corp. ADR	97,287	2,306,675
Synaptics, Inc.(1)	27,305	1,868,481

		$8,435,552

Software — 1.8%
NICE Systems, Ltd. ADR	36,325	$1,477,701

		$1,477,701

Specialty Retail — 1.0%
Stage Stores, Inc.	47,321	$798,305

		$798,305

Textiles, Apparel & Luxury Goods — 3.5%
Hanesbrands, Inc.	8,458	$893,249
Iconix Brand Group, Inc.(1)	49,700	1,988,497

		$2,881,746

Thrifts & Mortgage Finance — 1.1%
First Defiance Financial Corp.	29,350	$898,990

		$898,990

Total Common Stocks (identified cost $49,531,614)		$78,187,242

Short-Term Investments — 5.3%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$4,369	$4,369,206

Total Short-Term Investments (identified cost $4,369,206)		$4,369,206

Total Investments — 100.3% (identified cost $53,900,820)		$82,556,448

Other Assets, Less Liabilities — (0.3)%		$(229,554)

Net Assets — 100.0%		$82,326,894

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $49,531,614)	$78,187,242
Affiliated investment, at value (identified cost, $4,369,206)	4,369,206
Dividends receivable	31,584
Interest receivable from affiliated investment	852
Receivable for investments sold	263,605
Total assets	$82,852,489

Liabilities
Payable for investments purchased	$438,199
Payable to affiliates:
Investment adviser fee	49,871
Trustees’ fees	363
Accrued expenses	37,162
Total liabilities	$525,595
Net Assets applicable to investors’ interest in Portfolio	$82,326,894

Sources of Net Assets
Investors’ capital	$53,671,266
Net unrealized appreciation	28,655,628
Total	$82,326,894

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends (net of foreign taxes, $3,401)	$799,596
Interest	247
Interest allocated from affiliated investment	959
Expenses allocated from affiliated investment	(67)
Total investment income	$800,735

Expenses
Investment adviser fee	$680,941
Trustees’ fees and expenses	4,283
Custodian fee	39,121
Legal and accounting services	34,506
Miscellaneous	3,441
Total expenses	$762,292
Deduct —
Reduction of custodian fee	$8
Total expense reductions	$8

Net expenses	$762,284

Net investment income	$38,451

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$7,875,598
Investment transactions allocated from affiliated investment	13
Net realized gain	$7,875,611
Change in unrealized appreciation (depreciation) —
Investments	$205,175
Net change in unrealized appreciation (depreciation)	$205,175

Net realized and unrealized gain	$8,080,786

Net increase in net assets from operations	$8,119,237

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$38,451	$230,320
Net realized gain from investment and foreign currency transactions	7,875,611	10,867,782
Net change in unrealized appreciation (depreciation) from investments	205,175	9,970,944
Net increase in net assets from operations	$8,119,237	$21,069,046
Capital transactions —
Contributions	$5,141,416	$5,162,220
Withdrawals	(10,978,500)	(16,239,859)
Net decrease in net assets from capital transactions	$(5,837,084)	$(11,077,639)

Net increase in net assets	$2,282,153	$9,991,407

Net Assets
At beginning of year	$80,044,741	$70,053,334
At end of year	$82,326,894	$80,044,741

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011		2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.93%	1.13%	1.13%	1.11%		1.13%
Net investment income	0.05%	0.32%	0.18%	0.33	%(2)	0.20%
Portfolio Turnover	48%	72%	55%	66%		51%

Total Return	10.71%	34.26%	7.86%	9.46%		18.99%

Net assets, end of year (000’s omitted)	$82,327	$80,045	$70,053	$73,673		$72,467

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.16% of average daily net assets.

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Tax-Managed Small-Cap Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 52.8% and 47.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Currencies. Foreign currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

25

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR effective March 1, 2014, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. Prior to March 1, 2014, the fee was computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on net assets of $500 million and over. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $680,941 or 0.83% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $37,833,279 and $45,391,414, respectively, for the year ended October 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$53,960,596

Gross unrealized appreciation	$28,602,335
Gross unrealized depreciation	(6,483)

Net unrealized appreciation	$28,595,852

26

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$78,187,242	*	$—	$—	$78,187,242
Short-Term Investments	—		4,369,206	—	4,369,206

Total Investments	$78,187,242		$4,369,206	$—	$82,556,448

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

27

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

28

Eaton Vance Tax-Managed Small-Cap Value Fund

Tax-Managed Small-Cap Value Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Small-Cap Value Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	2,152,368	33,103
Cynthia E. Frost	2,177,189	8,282
George J. Gorman	2,086,007	99,464
Valerie A. Mosley	2,175,347	10,125
Harriett Tee Taggart	2,110,828	74,643

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Tax-Managed Small-Cap Value Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	98.87%	1.13%
Cynthia E. Frost	99.50%	0.50%
George J. Gorman	97.15%	2.85%
Valerie A. Mosley	99.45%	0.55%
Harriett Tee Taggart	97.96%	2.04%

29

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee of the Trust and the Portfolio and President of the Portfolio	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

31

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Small-Cap Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300 10.31.14

Eaton Vance

Tax-Managed Value Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Tax-Managed Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 29

Federal Tax Information	17

Special Meeting of Shareholders	30

Management and Organization	31

Important Notices	34

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2014, U.S. equity markets vacillated between optimism and concern — optimism that a modest U.S. economic recovery was continuing and concern that slowing growth in other regions of the globe might weigh on U.S. results. While U.S. stocks trended upward for much of the 12-month period, there were some pullbacks along the way.

In January 2014, U.S. equities declined briefly on worries that an unusually harsh winter, which led to a spike in natural gas prices, might negatively impact U.S. consumer spending. A more significant pullback occurred during the final month of the 12-month period, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to unnerve U.S. investors. However, U.S. stocks once again bounced back, with the Dow Jones Industrial Average2 and the S&P 500 Index both closing at all-time highs on the final day of the period.

For the 12-month period, falling oil prices, brought on by increased supply and weaker global demand, helped boost consumer spending and most U.S. market sectors, with the exception of energy.

The major U.S. stock indexes ended the 12-month period with strong performance. The S&P 500 Index advanced 17.27%, while the Dow Jones Industrial Average gained 14.48%. The technology-laden NASDAQ Composite Index added 19.58%. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index), while growth stocks, in general, slightly outpaced value stocks.

Fund Performance

For the 12-month period ended October 31, 2014, Eaton Vance Tax-Managed Value Fund (the Fund) had a total return of 16.33% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Russell 1000 Value Index (the Index), which returned 16.46% for the same period.

The Fund underperformed the Index due largely to sector and industry allocation. Stock selection overall had a positive impact on the Fund’s performance versus the Index. Both the Fund and the Index recorded positive absolute returns in all 10 economic sectors in which they were invested.

The only sector that detracted from the Fund’s performance versus the Index for the 12-month period was information technology (IT). This was due primarily to stock selection.

The Fund’s weakest-performing individual stocks included software and IT services giants IBM Corp. and NCR Corp., leaders in consumer transaction technologies. The Fund’s underweight position in IT also detracted from Fund performance versus the Index, as the sector outperformed the overall Index. The Fund’s worst-performing individual stock for the period was fertilizer and seed company Syngenta AG, which is part of the materials sector. The Swiss-based company was hurt by low crop prices and by a relatively strong U.S. dollar.

Conversely, the consumer discretionary sector contributed to the Fund’s performance relative to the Index. This was due largely to stock selection. In the media industry, entertainment and media company Walt Disney Co., which benefited from strong revenue and earnings growth, was among the Fund’s top-performing individual stocks. The Fund’s underweight in the lagging auto industry also contributed to Fund performance relative to the Index. In the consumer staples sector, stock selection boosted relative performance, with drugstore chain CVS Health Corp. among the Fund’s leading individual stocks. The company benefited from growing synergies among its businesses, particularly its pharmacy benefit management unit. An overweight and stock selection in the outperforming tobacco industry further aided the Fund’s relative performance. The industrials sector also helped Fund performance versus the Index primarily due to stock selection. In the outperforming road & rail industry, railroad operator Union Pacific Corp. was the Fund’s best-performing individual stock for the 12-month period, as the company experienced higher traffic volumes, particularly oil shipments. The Fund’s underweight in the lagging industrial conglomerates industry also contributed to performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Performance2,3

Portfolio Managers Edward J. Perkin, CFA and John D. Crowley

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/27/1999	12/27/1999	16.33%	13.32%	7.60%
Class A with 5.75% Maximum Sales Charge	—	—	9.64	11.99	6.96
Class C at NAV	01/24/2000	01/24/2000	15.44	12.48	6.79
Class C with 1% Maximum Sales Charge	—	—	14.44	12.48	6.79
Class I at NAV	11/30/2007	12/27/1999	16.60	13.61	7.78
Russell 1000 Value Index	—	—	16.46%	16.48%	7.90%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	12/27/1999	12/27/1999	8.47%	11.57%	6.68%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	6.22	9.56	5.63
Class C After Taxes on Distributions	01/24/2000	01/24/2000	13.35	12.18	6.63
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	8.90	9.97	5.49
Class I After Taxes on Distributions	11/30/2007	12/27/1999	15.28	13.14	7.47
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	10.25	10.91	6.34

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.24%	1.99%	0.99%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2004	$19,304	N.A.
Class I	$250,000	10/31/2004	$529,239	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)[6]

Bank of America Corp.	3.7%

Citigroup, Inc.	3.3

JPMorgan Chase & Co.	3.0

Merck & Co., Inc.	3.0

Wells Fargo & Co.	2.7

CVS Health Corp.	2.7

Exxon Mobil Corp.	2.6

Union Pacific Corp.	2.4

Sempra Energy	2.4

Chevron Corp.	2.4

Total	28.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large- cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000 Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,060.80	$6.18	1.19%
Class C	$1,000.00	$1,056.30	$10.06	1.94%
Class I	$1,000.00	$1,061.80	$4.89	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.06	1.19%
Class C	$1,000.00	$1,015.40	$9.86	1.94%
Class I	$1,000.00	$1,020.50	$4.79	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Tax-Managed Value Portfolio, at value (identified cost, $314,462,197)	$632,853,244
Receivable for Fund shares sold	207,385
Total assets	$633,060,629

Liabilities
Payable for Fund shares redeemed	$618,776
Payable to affiliates:
Administration fee	77,768
Distribution and service fees	207,115
Trustees’ fees	42
Accrued expenses	124,076
Total liabilities	$1,027,777
Net Assets	$632,032,852

Sources of Net Assets
Paid-in capital	$263,619,113
Accumulated net realized gain from Portfolio	45,235,320
Accumulated undistributed net investment income	4,787,372
Net unrealized appreciation from Portfolio	318,391,047
Total	$632,032,852

Class A Shares
Net Assets	$371,714,281
Shares Outstanding	14,895,032
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$24.96
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$26.48

Class C Shares
Net Assets	$159,572,317
Shares Outstanding	6,641,195
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$24.03

Class I Shares
Net Assets	$100,746,254
Shares Outstanding	4,042,614
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$24.92

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $229,448)	$15,908,688
Interest allocated from Portfolio	14,085
Securities lending income allocated from Portfolio, net	7,755
Expenses allocated from Portfolio	(4,374,694)
Total investment income from Portfolio	$11,555,834

Expenses
Administration fee	$957,167
Distribution and service fees
Class A	943,580
Class C	1,552,195
Trustees’ fees and expenses	500
Custodian fee	44,748
Transfer and dividend disbursing agent fees	362,167
Legal and accounting services	35,394
Printing and postage	70,097
Registration fees	48,834
Reflow liquidity program fees	221,910
Miscellaneous	17,053
Total expenses	$4,253,645

Net investment income	$7,302,189

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$99,982,935 (1)
Foreign currency transactions	30,613
Net realized gain	$100,013,548
Change in unrealized appreciation (depreciation) —
Investments	$(10,488,164)
Foreign currency	(128,067)
Net change in unrealized appreciation (depreciation)	$(10,616,231)

Net realized and unrealized gain	$89,397,317

Net increase in net assets from operations	$96,699,506

(1)	Includes $45,742,824 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$7,302,189	$9,018,366
Net realized gain from investment and foreign currency transactions	100,013,548 (1)	96,177,053 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(10,616,231)	52,521,417
Net increase in net assets from operations	$96,699,506	$157,716,836
Distributions to shareholders —
From net investment income
Class A	$(2,218,399)	$(7,226,287)
Class C	—	(1,832,771)
Class I	(1,239,313)	(4,995,965)
From net realized gain
Class A	(14,903,727)	—
Class C	(5,943,970)	—
Class I	(5,860,172)	—
Total distributions to shareholders	$(30,165,581)	$(14,055,023)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$16,212,302	$31,522,513
Class C	5,560,456	5,969,169
Class I	118,318,293	203,084,558
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	15,504,602	6,503,966
Class C	4,887,244	1,493,429
Class I	6,036,717	4,494,635
Cost of shares redeemed
Class A	(74,941,526)	(131,020,588)
Class C	(14,834,937)	(20,273,580)
Class I	(179,167,595)	(319,459,207)
Net decrease in net assets from Fund share transactions	$(102,424,444)	$(217,685,105)

Net decrease in net assets	$(35,890,519)	$(74,023,292)

Net Assets
At beginning of year	$667,923,371	$741,946,663
At end of year	$632,032,852	$667,923,371

Accumulated undistributed net investment income included in net assets
At end of year	$4,787,372	$1,852,854

(1)	Includes $45,742,824 of net realized gains from redemptions in-kind.

(2)	Includes $62,494,372 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$22.470	$18.460	$16.280	$15.910	$14.760

Income (Loss) From Operations
Net investment income(1)	$0.306	$0.258	$0.246	$0.193	$0.137
Net realized and unrealized gain	3.217	4.120	2.179	0.306	1.190

Total income from operations	$3.523	$4.378	$2.425	$0.499	$1.327

Less Distributions
From net investment income	$(0.134)	$(0.368)	$(0.245)	$(0.129)	$(0.177)
From net realized gain	(0.899)	—	—	—	—

Total distributions	$(1.033)	$(0.368)	$(0.245)	$(0.129)	$(0.177)

Net asset value — End of year	$24.960	$22.470	$18.460	$16.280	$15.910

Total Return(2)	16.33%	24.19%	15.14%	3.11%	9.00%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$371,714	$374,746	$394,414	$702,929	$785,050
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.21%	1.24%	1.20%	1.17%	1.16%
Net investment income	1.29%	1.28%	1.43%	1.16%	0.88%
Portfolio Turnover of the Portfolio	19%	10%	38%	40%	35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$21.680	$17.830	$15.720	$15.370	$14.260

Income (Loss) From Operations
Net investment income(1)	$0.123	$0.100	$0.109	$0.067	$0.020
Net realized and unrealized gain	3.108	4.002	2.112	0.284	1.158

Total income from operations	$3.231	$4.102	$2.221	$0.351	$1.178

Less Distributions
From net investment income	$—	$(0.252)	$(0.111)	$(0.001)	$(0.068)
From net realized gain	(0.881)	—	—	—	—

Total distributions	$(0.881)	$(0.252)	$(0.111)	$(0.001)	$(0.068)

Net asset value — End of year	$24.030	$21.680	$17.830	$15.720	$15.370

Total Return(2)	15.44%	23.33%	14.23%	2.28%	8.27%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$159,572	$147,863	$133,614	$139,686	$171,693
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.96%	1.99%	1.95%	1.92%	1.91%
Net investment income	0.54%	0.51%	0.65%	0.41%	0.13%
Portfolio Turnover of the Portfolio	19%	10%	38%	40%	35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$22.440	$18.450	$16.280	$15.910	$14.750

Income (Loss) From Operations
Net investment income(1)	$0.353	$0.312	$0.295	$0.234	$0.173
Net realized and unrealized gain	3.216	4.113	2.167	0.305	1.198

Total income from operations	$3.569	$4.425	$2.462	$0.539	$1.371

Less Distributions
From net investment income	$(0.190)	$(0.435)	$(0.292)	$(0.169)	$(0.211)
From net realized gain	(0.899)	—	—	—	—

Total distributions	$(1.089)	$(0.435)	$(0.292)	$(0.169)	$(0.211)

Net asset value — End of year	$24.920	$22.440	$18.450	$16.280	$15.910

Total Return(2)	16.60%	24.55%	15.41%	3.36%	9.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$100,746	$145,314	$213,919	$490,893	$840,923
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.96%	0.99%	0.96%	0.92%	0.91%
Net investment income	1.50%	1.55%	1.73%	1.39%	1.11%
Portfolio Turnover of the Portfolio	19%	10%	38%	40%	35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (83.8% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations,

13

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Notes to Financial Statements — continued

which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$4,560,988	$14,055,023
Long-term capital gains	$25,604,593	$—

During the year ended October 31, 2014, accumulated net realized gain was decreased by $51,893,322, accumulated undistributed net investment income was decreased by $909,959 and paid-in capital was increased by $52,803,281 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in partnerships, redemptions in-kind and distributions from real estate investment trusts (REITs). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$8,419,128
Undistributed long-term capital gains	$43,064,911
Net unrealized appreciation	$316,929,700

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, distributions from REITs, partnership allocations and investments in partnerships.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2014, the administration fee amounted to $957,167. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $22,714 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,132 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $943,580 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $1,164,146 for Class C shares.

14

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $388,049 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $200 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $11,762,595 and $149,582,776, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $85,401,856.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	696,044	1,572,851
Issued to shareholders electing to receive payments of distributions in Fund shares	709,268	358,543
Redemptions	(3,185,143)	(6,627,990)

Net decrease	(1,779,831)	(4,696,596)

	Year Ended October 31,
Class C	2014	2013

Sales	247,495	303,451
Issued to shareholders electing to receive payments of distributions in Fund shares	230,639	84,758
Redemptions	(656,389)	(1,060,864)

Net decrease	(178,255)	(672,655)

	Year Ended October 31,
Class I	2014	2013

Sales	5,120,255	10,066,317
Issued to shareholders electing to receive payments of distributions in Fund shares	277,168	248,597
Redemptions	(7,829,168)	(15,434,675)

Net decrease	(2,431,745)	(5,119,761)

15

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

16

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For fiscal year ended October 31, 2014, the Fund designates approximately $16,138,137, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 88.75% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $48,997,376 or, if subsequently determined to be different, the net capital gain of such year.

17

Tax-Managed Value Portfolio

October 31, 2014

Portfolio of Investments

Common Stocks — 99.3%

Security	Shares	Value

Aerospace & Defense — 4.7%
Boeing Co. (The)	120,000	$14,989,200
Honeywell International, Inc.	85,000	8,170,200
United Technologies Corp.	113,000	12,091,000

		$35,250,400

Air Freight & Logistics — 1.3%
C.H. Robinson Worldwide, Inc.	138,303	$9,571,951

		$9,571,951

Banks — 19.9%
Bank of America Corp.	1,646,702	$28,257,406
Citigroup, Inc.	469,250	25,118,953
Fifth Third Bancorp	340,000	6,796,600
JPMorgan Chase & Co.	375,000	22,680,000
KeyCorp	700,000	9,240,000
PNC Financial Services Group, Inc. (The)	168,900	14,591,271
Regions Financial Corp.	1,025,000	10,178,250
SunTrust Banks, Inc.	130,000	5,088,200
U.S. Bancorp	190,000	8,094,000
Wells Fargo & Co.	386,390	20,513,445

		$150,558,125

Biotechnology — 1.0%
Gilead Sciences, Inc.(1)	67,219	$7,528,529

		$7,528,529

Capital Markets — 4.2%
Ameriprise Financial, Inc.	80,000	$10,093,600
Goldman Sachs Group, Inc. (The)	35,660	6,775,043
Morgan Stanley	200,000	6,990,000
State Street Corp.	100,000	7,546,000

		$31,404,643

Chemicals — 2.7%
LyondellBasell Industries NV, Class A	93,156	$8,535,884
Monsanto Co.	101,073	11,627,438

		$20,163,322

Communications Equipment — 0.9%
QUALCOMM, Inc.	85,000	$6,673,350

		$6,673,350

Security	Shares	Value

Consumer Finance — 2.3%
American Express Co.	197,670	$17,780,416

		$17,780,416

Diversified Telecommunication Services — 1.9%
Verizon Communications, Inc.	279,450	$14,042,362

		$14,042,362

Electric Utilities — 2.2%
NextEra Energy, Inc.	165,000	$16,536,300

		$16,536,300

Electrical Equipment — 0.7%
Emerson Electric Co.	85,000	$5,445,100

		$5,445,100

Food & Staples Retailing — 2.7%
CVS Health Corp.	235,175	$20,180,367

		$20,180,367

Food Products — 1.4%
Nestle SA	145,000	$10,633,444

		$10,633,444

Health Care Equipment & Supplies — 1.4%
Covidien PLC	114,290	$10,564,968

		$10,564,968

Health Care Providers & Services — 1.1%
UnitedHealth Group, Inc.	91,061	$8,651,706

		$8,651,706

Insurance — 5.0%
MetLife, Inc.	240,000	$13,017,600
Prudential Financial, Inc.	122,300	10,828,442
Travelers Companies, Inc. (The)	65,000	6,552,000
XL Group PLC	220,000	7,453,600

		$37,851,642

Internet Software & Services — 1.5%
Google, Inc., Class A(1)	10,000	$5,678,700
Google, Inc., Class C(1)	10,000	5,590,800

		$11,269,500

18	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 0.9%
International Business Machines Corp.	40,910	$6,725,604

		$6,725,604

Life Sciences Tools & Services — 1.6%
Thermo Fisher Scientific, Inc.	105,000	$12,344,850

		$12,344,850

Machinery — 0.9%
Caterpillar, Inc.	67,500	$6,845,175

		$6,845,175

Media — 3.8%
Comcast Corp., Class A	200,000	$11,070,000
Walt Disney Co. (The)	190,000	17,362,200

		$28,432,200

Multi-Utilities — 2.4%
Sempra Energy	165,000	$18,150,000

		$18,150,000

Multiline Retail — 0.9%
Dollar General Corp.(1)	75,000	$4,700,250
Macy’s, Inc.	40,410	2,336,506

		$7,036,756

Oil, Gas & Consumable Fuels — 12.5%
Apache Corp.	50,000	$3,860,000
Chevron Corp.	150,000	17,992,500
ConocoPhillips	204,890	14,782,813
EOG Resources, Inc.	100,000	9,505,000
Exxon Mobil Corp.	200,000	19,342,000
Occidental Petroleum Corp.	184,590	16,415,589
Phillips 66	155,000	12,167,500

		$94,065,402

Pharmaceuticals — 7.8%
Eli Lilly & Co.	244,432	$16,213,175
Merck & Co., Inc.	385,000	22,306,900
Pfizer, Inc.	389,978	11,679,841
Roche Holding AG PC	30,000	8,853,041

		$59,052,957

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 3.7%
AvalonBay Communities, Inc.	70,000	$10,908,800
Boston Properties, Inc.	60,000	7,605,000
Simon Property Group, Inc.	55,000	9,856,550

		$28,370,350

Road & Rail — 2.4%
Union Pacific Corp.	156,080	$18,175,516

		$18,175,516

Semiconductors & Semiconductor Equipment — 1.2%
Intel Corp.	275,000	$9,352,750

		$9,352,750

Software — 1.8%
Microsoft Corp.	150,000	$7,042,500
Oracle Corp.	161,770	6,317,118

		$13,359,618

Specialty Retail — 1.2%
Home Depot, Inc. (The)	89,699	$8,747,446

		$8,747,446

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	81,606	$8,813,448

		$8,813,448

Tobacco — 2.1%
Altria Group, Inc.	176,423	$8,528,288
Reynolds American, Inc.	120,284	7,567,066

		$16,095,354

Total Common Stocks (identified cost $388,776,402)		$749,673,551

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2014

Portfolio of Investments — continued

Short-Term Investments — 0.6%

Description	Principal Amount (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$4,273	$4,273,205

Total Short-Term Investments (identified cost $4,273,205)		$4,273,205

Total Investments — 99.9% (identified cost $393,049,607)		$753,946,756

Other Assets, Less Liabilities — 0.1%		$886,375

Net Assets — 100.0%		$754,833,131

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PC	–	Participation Certificate

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $388,776,402)	$749,673,551
Affiliated investment, at value (identified cost, $4,273,205)	4,273,205
Dividends receivable	633,077
Interest receivable from affiliated investment	1,451
Tax reclaims receivable	724,074
Total assets	$755,305,358

Liabilities
Payable to affiliates:
Investment adviser fee	$397,345
Trustees’ fees	2,870
Accrued expenses	72,012
Total liabilities	$472,227
Net Assets applicable to investors’ interest in Portfolio	$754,833,131

Sources of Net Assets
Investors’ capital	$393,924,704
Net unrealized appreciation	360,908,427
Total	$754,833,131

21	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends (net of foreign taxes, $273,304)	$18,865,600
Securities lending income, net	9,254
Interest allocated from affiliated investment	16,694
Expenses allocated from affiliated investment	(2,200)
Total investment income	$18,889,348

Expenses
Investment adviser fee	$4,865,157
Trustees’ fees and expenses	34,819
Custodian fee	183,430
Legal and accounting services	63,916
Miscellaneous	37,099
Total expenses	$5,184,421
Deduct —
Reduction of custodian fee	$17
Total expense reductions	$17

Net expenses	$5,184,404

Net investment income	$13,704,944

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$111,225,303 (1)
Investment transactions allocated from affiliated investment	145
Foreign currency transactions	36,491
Net realized gain	$111,261,939
Change in unrealized appreciation (depreciation) —
Investments	$(5,163,599)
Foreign currency	(152,865)
Net change in unrealized appreciation (depreciation)	$(5,316,464)

Net realized and unrealized gain	$105,945,475

Net increase in net assets from operations	$119,650,419

(1)	Includes $51,212,362 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$13,704,944	$15,477,747
Net realized gain from investment and foreign currency transactions	111,261,939 (1)	105,974,903 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(5,316,464)	64,113,499
Net increase in net assets from operations	$119,650,419	$185,566,149
Capital transactions —
Contributions	$11,850,046	$35,845,224
Withdrawals	(159,500,011)	(293,573,828)
Net decrease in net assets from capital transactions	$(147,649,965)	$(257,728,604)

Net decrease in net assets	$(27,999,546)	$(72,162,455)

Net Assets
At beginning of year	$782,832,677	$854,995,132
At end of year	$754,833,131	$782,832,677

(1)	Includes $51,212,362 of net realized gains from redemptions in-kind.

(2)	Includes $68,617,598 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.68%	0.69%	0.67%	0.65%	0.65%
Net investment income	1.81%	1.82%	1.96%	1.67%	1.38%
Portfolio Turnover	19%	10%	38%	40%	35%
Total Return	16.92%	24.87%	15.74%	3.64%	9.55%
Net assets, end of year (000’s omitted)	$754,833	$782,833	$854,995	$1,447,845	$1,945,959

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

24	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 83.8% and 16.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolio’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

25

Tax-Managed Value Portfolio

October 31, 2014

Notes to Financial Statements — continued

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% on net assets of $500 million but less than $1 billion, 0.60% on net assets of $1 billion but less than $2 billion, 0.575% on net assets of $2 billion but less than $5 billion and 0.555% on net assets of $5 billion and over, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $4,865,157 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $142,698,145 and $266,026,480, respectively, for the year ended October 31, 2014. Included in sales is $84,607,169 representing the value of securities delivered in payment of redemptions in-kind.

26

Tax-Managed Value Portfolio

October 31, 2014

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$396,553,381

Gross unrealized appreciation	$357,393,375
Gross unrealized depreciation	—

Net unrealized appreciation	$357,393,375

The net unrealized appreciation on foreign currency transactions at October 31, 2014 on a federal income tax basis was $11,278.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended October 31, 2014 amounted to $532.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund. At October 31, 2014, the Portfolio had no securities on loan.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Tax-Managed Value Portfolio

October 31, 2014

Notes to Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$44,216,402	$—		$—	$44,216,402
Consumer Staples	36,275,721	10,633,444		—	46,909,165
Energy	94,065,402	—		—	94,065,402
Financials	265,965,176	—		—	265,965,176
Health Care	89,289,969	8,853,041		—	98,143,010
Industrials	75,288,142	—		—	75,288,142
Information Technology	56,194,270	—		—	56,194,270
Materials	20,163,322	—		—	20,163,322
Telecommunication Services	14,042,362	—		—	14,042,362
Utilities	34,686,300	—		—	34,686,300

Total Common Stocks	$730,187,066	$19,486,485	*	$—	$749,673,551
Short-Term Investments	$—	$4,273,205		$—	$4,273,205

Total Investments	$730,187,066	$23,759,690		$—	$753,946,756

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Value Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

29

Eaton Vance Tax-Managed Value Fund

Tax-Managed Value Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Value Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	23,795,045	325,875
Cynthia E. Frost	23,827,184	293,736
George J. Gorman	23,762,646	358,274
Valerie A. Mosley	23,815,040	305,880
Harriett Tee Taggart	23,800,042	320,878

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Tax-Managed Value Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	98.76%	1.24%
Cynthia E. Frost	98.87%	1.13%
George J. Gorman	98.61%	1.39%
Valerie A. Mosley	98.83%	1.17%
Harriett Tee Taggart	98.82%	1.18%

30

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees
Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Prior to joining EVM in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.

32

Eaton Vance

Tax-Managed Value Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501    10.31.14

Eaton Vance

U.S. Government Money

Market Fund

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

U.S. Government Money Market Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	16

Federal Tax Information	17

Special Meeting of Shareholders	18

Management and Organization	19

Important Notices	22

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the fiscal year began on November 1, 2013, Treasury rates were rising in anticipation of the Federal Reserve Board (the Fed) ending the era of extraordinary monetary accommodation know as quantitative easing (QE). By period-end on October 31, 2014, the Fed had in fact ended its monthly QE purchases of Treasurys and agency mortgage-backed securities.

Contrary to investor expectations, however, the upward path of U.S. interest rates reversed course in early 2014. Increasing geopolitical risk, particularly in the Middle East and Ukraine, led to a “flight to quality,” with investors seeking the relative safety of U.S. Treasurys. More importantly, investors began to adjust to slower-than-anticipated global growth rates, particularly in Europe, China and Japan. As a result, interest rates fell abroad, driven by QE-like programs, while the Fed was winding its program down. As investors worldwide sought higher yields in the U.S., prices rose and interest rates fell on Treasurys with maturities of 10 years or more.

At the same time, shorter-term Treasury rates continued to move modestly upward in 2014, as the market anticipated the first Fed funds rate hike at some point in 2015. For the 12-month period as a whole, interest rates declined for Treasurys with maturities of 10 years and longer, while rates rose in the 2–5 year part of the Treasury yield curve. The short-term Fed funds rate, however — the key influence on U.S. government money market rates — remained anchored near zero for the entire period.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance U.S. Government Money Market Fund (the Fund) Class A shares at net asset value (NAV) returned 0.00%. At period end, the Fund’s annualized seven-day yield was 0.00%.

Over the one-year period, interest rates remained so low that neither the Fund nor the majority of its peers had much opportunity to add yield. To avoid a net negative yield, the Fund’s investment manager voluntarily reimbursed or waived a portion of the Fund’s expenses during the 12-month period.

At the start of the period, the Fund was not invested in short-term Treasurys, having previously divested its Treasury holdings as a defensive move, because a congressional impasse over increasing the debt ceiling had raised the possibility of a Treasury default. After a bill suspending the debt ceiling through March 15, 2015 was signed into law in February 2014, management believed that near-term concern over the risk of default or delayed payment of Treasury coupons was no longer warranted, and began adding Treasurys back into the Fund. As of period-end, October 31, 2014, Fund composition stood at 86.1% U.S. government agency obligations and 13.9% short-term Treasurys. The majority of Fund assets remained in agency obligations due to the incremental yield pickup that agency securities offered over Treasurys.

As the culmination of its several-year initiative on money market fund reform, the U.S. Securities and Exchange Commission (SEC) adopted additional revisions to money market fund rules in July 2014, ending a period of uncertainty for both managers and shareholders of money market funds. During a two-year compliance period, institutional prime money market funds will be required to transition to a floating NAV. U.S. government money market funds such as the Fund, however, will be allowed to continue to transact at a stable $1.00 NAV. The SEC also tightened the definition of a U.S. government money market fund to require that 99.5% of fund assets be invested in U.S. government-related securities or cash, versus the current 80% requirement. While these new rules do not represent changes to how the Fund was managed during the period, management expects that the application of the new rules will significantly impact the overall money market fund universe.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Performance2

Portfolio Managers Thomas H. Luster, CFA and Maria Cappellano

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/27/1975	01/27/1975	0.00%	0.00%	1.42%
Class B at NAV	12/07/2009	01/27/1975	0.00	0.00	1.42
Class B with 5% Maximum Sales Charge	—	—	–5.00	–0.40	1.42
Class C at NAV	12/07/2009	01/27/1975	0.00	0.00	1.42
Class C with 1% Maximum Sales Charge	—	—	–1.00	0.00	1.42

7-Day SEC Yield[3]			Class A	Class B	Class C
			0.00%	0.00%	0.00%

% Total Annual Operating Expense Ratios[4]			Class A	Class B	Class C
			0.75%	1.65%	1.65%

Fund Profile

Asset Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class B and Class C is linked to Class A.

[3]

7-Day SEC Yield is annualized net investment income per share for the seven days ended on the date shown. Yields are historical, will fluctuate and can more closely reflect the current earnings of a fund than the total return quotation. Absent waiver of fees and reimbursement of expenses by affiliates, the returns would be lower. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency.

[4]	Source: Fund prospectus.

Fund profile subject to change due to active management.

4

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (5/1/14 – 10/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,000.00	$0.40	**	0.08%
Class B	$1,000.00	$1,000.00	$0.40	**	0.08%
Class C	$1,000.00	$1,000.00	$0.40	**	0.08%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,024.80	$0.41	**	0.08%
Class B	$1,000.00	$1,024.80	$0.41	**	0.08%
Class C	$1,000.00	$1,024.80	$0.41	**	0.08%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

5

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Portfolio of Investments

U.S. Government Agency Obligations — 85.3%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Bank:
0.117%, 11/6/14(1)	$1,500	$1,500,002
0.102%, 11/26/14(1)	2,000	1,999,988
0.132%, 12/9/14(1)	5,500	5,500,111
0.25%, 1/16/15	2,000	2,000,608
0.10%, 1/23/15	2,000	1,999,923
0.098%, 2/5/15(1)	5,000	5,000,000
0.108%, 3/6/15(1)	3,500	3,500,000
0.107%, 3/20/15(1)	3,000	2,999,947
0.125%, 6/16/15	2,500	2,499,502
0.375%, 8/28/15	1,500	1,502,383
Discount Note, 0.035%, 11/5/14	1,900	1,899,987
Discount Note, 0.10%, 11/5/14	1,279	1,278,986
Discount Note, 0.06%, 11/7/14	1,050	1,049,989
Discount Note, 0.07%, 11/7/14	2,200	2,199,974
Discount Note, 0.05%, 11/12/14	1,212	1,211,981
Discount Note, 0.051%, 11/14/14	1,500	1,499,973
Discount Note, 0.08%, 11/14/14	1,420	1,419,959
Discount Note, 0.07%, 11/21/14	2,600	2,599,899
Discount Note, 0.075%, 11/28/14	600	599,966
Discount Note, 0.07%, 12/3/14	5,000	4,999,689
Discount Note, 0.075%, 12/3/14	2,563	2,562,829
Discount Note, 0.07%, 12/5/14	2,500	2,499,835
Discount Note, 0.065%, 12/12/14	3,500	3,499,741
Discount Note, 0.067%, 12/17/14	294	293,975
Discount Note, 0.04%, 1/2/15	1,541	1,540,894
Discount Note, 0.05%, 1/9/15	2,692	2,691,742
Discount Note, 0.055%, 1/26/15	1,685	1,684,779
Discount Note, 0.06%, 1/28/15	1,055	1,054,845
Discount Note, 0.12%, 2/20/15	750	749,723
Discount Note, 0.11%, 2/27/15	600	599,784
Discount Note, 0.11%, 3/12/15	600	599,760

		$65,040,774

Federal Home Loan Mortgage Corp.:
0.75%, 11/25/14	$1,445	$1,445,582
Discount Note, 0.06%, 11/12/14	1,000	999,982
Discount Note, 0.041%, 11/13/14	785	784,990
Discount Note, 0.055%, 11/19/14	2,000	1,999,945
Discount Note, 0.06%, 12/1/14	2,700	2,699,865
Discount Note, 0.085%, 12/11/14	500	499,953
Discount Note, 0.045%, 1/8/15	3,000	2,999,745
Discount Note, 0.10%, 1/12/15	700	699,860
Discount Note, 0.10%, 1/13/15	700	699,858
Discount Note, 0.101%, 1/29/15	800	799,802
Discount Note, 0.101%, 2/6/15	800	799,784
Discount Note, 0.18%, 8/18/15	300	299,613

		$14,728,979

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association:
Discount Note, 0.05%, 11/3/14	$473	$472,999
Discount Note, 0.08%, 11/12/14	900	899,978
Discount Note, 0.10%, 12/10/14	350	349,962
Discount Note, 0.10%, 12/15/14	400	399,951
Discount Note, 0.10%, 12/17/14	400	399,949
Discount Note, 0.10%, 1/2/15	600	599,897
Discount Note, 0.036%, 1/5/15	2,129	2,128,846
Discount Note, 0.05%, 1/7/15	1,345	1,344,875
Discount Note, 0.107%, 1/12/15	1,700	1,699,660
Discount Note, 0.101%, 1/20/15	300	299,933
Discount Note, 0.10%, 4/1/15	700	699,660
Discount Note, 0.11%, 4/15/15	637	636,671

		$9,932,381

Total U.S. Government Agency Obligations (amortized cost $89,702,134)		$89,702,134

U.S. Treasury Obligations — 13.8%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:
0.026%, 11/6/14	$4,000	$3,999,986
0.046%, 3/19/15	2,500	2,499,569

		$6,499,555

U.S. Treasury Note:
0.25%, 1/15/15	2,500	2,500,992
2.25%, 1/31/15	3,500	3,519,219
0.125%, 4/30/15	2,000	2,000,710

		$8,020,921

Total U.S. Treasury Obligations (amortized cost $14,520,476)		$14,520,476

Total Investments — 99.1% (amortized cost $104,222,610)(2)		$104,222,610

Other Assets, Less Liabilities — 0.9%		$981,864

Net Assets — 100.0%		$105,204,474

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(2)	Cost for federal income taxes is the same.

6	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investments, at amortized cost	$104,222,610
Cash	300
Interest receivable	32,910
Receivable for Fund shares sold	1,127,471
Receivable from affiliate	8,762
Total assets	$105,392,053

Liabilities
Payable for Fund shares redeemed	$134,065
Payable to affiliates:
Trustees’ fees	474
Accrued expenses	53,040
Total liabilities	$187,579
Net Assets	$105,204,474

Sources of Net Assets
Paid-in capital	$105,395,383
Accumulated net realized loss	(190,909)
Total	$105,204,474

Class A Shares
Net Assets	$80,528,341
Shares Outstanding*	80,756,251
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$1.00

Class B Shares
Net Assets	$6,328,213
Shares Outstanding*	6,326,129
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$1.00

Class C Shares
Net Assets	$18,347,920
Shares Outstanding*	18,345,945
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$1.00

*	Shares of beneficial interest have no par value and unlimited authorization.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest	$111,941
Total investment income	$111,941

Expenses
Investment adviser fee	$662,345
Distribution and service fees
Class B	70,514
Class C	192,828
Trustees’ fees and expenses	6,608
Custodian fee	49,191
Transfer and dividend disbursing agent fees	84,258
Legal and accounting services	30,771
Printing and postage	25,564
Registration fees	68,167
Miscellaneous	14,096
Total expenses	$1,204,342
Deduct —
Reduction of custodian fee	$1,555
Waiver of fees and reimbursement of expenses by affiliates	1,090,846
Total expense reductions	$1,092,401

Net expenses	$111,941

Net investment income	$—

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,167

Net realized gain	$1,167

Net increase in net assets from operations	$1,167

8	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$—	$—
Net realized gain from investment transactions	1,167	1,883
Net increase in net assets from operations	$1,167	$1,883
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares
Class A	$70,524,315	$154,477,518
Class B	1,173,717	2,872,635
Class C	16,037,941	36,890,350
Cost of shares redeemed
Class A	(100,808,199)	(127,278,285)
Class B	(3,206,069)	(5,383,591)
Class C	(25,472,130)	(24,937,099)
Net asset value of shares exchanged
Class A	1,619,598	1,333,608
Class B	(1,619,598)	(1,333,608)
Net increase (decrease) in net assets from Fund share transactions	$(41,750,425)	$36,641,528

Net increase (decrease) in net assets	$(41,749,258)	$36,643,411

Net Assets
At beginning of year	$146,953,732	$110,310,321
At end of year	$105,204,474	$146,953,732

9	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Financial Highlights

	Class A(1)
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$1.000	$1.000	$1.000	$1.000		$1.000

Income (Loss) From Operations
Net investment income(2)	$—	$—	$—	$0.000	(3)	$0.000	(3)

Less Distributions
From net investment income	$—	$—	$—	$(0.000	)(3)	$(0.000	)(3)

Total distributions	$—	$—	$—	$(0.000)		$(0.000)

Net asset value — End of year	$1.000	$1.000	$1.000	$1.000		$1.000

Total Return(4)	0.00%	0.00%	0.00%	0.00	%(5)(6)	0.00	%(5)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$80,528	$109,192	$80,657	$234,966		$117,409
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	0.09%	0.10%	0.10%	0.13%		0.20	%(9)
Net investment income	—	—	—	0.00	%(5)	0.00	%(5)

(1)	Effective December 7, 2009, the Fund commenced offering multiple classes of shares. Shares outstanding prior to that date were designated as Class A shares.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Amount is less than 0.005%.

(6)

During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)

The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses and/or the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio (equal to 0.63%, 0.65%, 0.63%, 0.55% and 0.50% of average daily net assets for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively). Absent this waiver and reimbursement, total return would have been lower.

(9)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

References to the Portfolio herein are to Cash Management Portfolio, a New York trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to February 27, 2010.

10	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,					Period Ended October 31, 2010(1)
	2014	2013	2012	2011
Net asset value — Beginning of period	$1.000	$1.000	$1.000	$1.000		$1.000

Income (Loss) From Operations
Net investment income(2)	$—	$—	$—	$0.000	(3)	$0.000	(3)

Less Distributions
From net investment income	$—	$—	$—	$(0.000	)(3)	$(0.000	)(3)

Total distributions	$—	$—	$—	$(0.000)		$(0.000)

Net asset value — End of period	$1.000	$1.000	$1.000	$1.000		$1.000

Total Return(4)	0.00%	0.00%	0.00%	0.00	%(5)(6)	0.00	%(5)(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,328	$9,980	$13,824	$23,791		$35,280
Ratios (as a percentage of average daily net assets):
Expenses(8)(9)	0.09%	0.10%	0.10%	0.13%		0.20	%(10)(11)
Net investment income	—	—	—	0.00	%(5)	0.00	%(5)(10)

(1)	For the period from commencement of operations, December 7, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Amount is less than 0.005%.

(6)

During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.

(7)	Not annualized.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)

The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses, the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio, and/or the distributor waived its distribution and service fees (equal to 1.53%, 1.55%, 1.53%, 1.45% and 1.40% of average daily net assets for the years ended October 31, 2014, 2013, 2012 and 2011 and the period ended October 31, 2010, respectively). Absent this waiver and reimbursement, total return would have been lower.

(10)	Annualized.

(11)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

References to the Portfolio herein are to Cash Management Portfolio, a New York trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to February 27, 2010.

11	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,					Period Ended October 31, 2010(1)
	2014	2013	2012	2011
Net asset value — Beginning of period	$1.000	$1.000	$1.000	$1.000		$1.000

Income (Loss) From Operations
Net investment income(2)	$—	$—	$—	$0.000	(3)	$0.000	(3)

Less Distributions
From net investment income	$—	$—	$—	$(0.000	)(3)	$(0.000	)(3)

Total distributions	$—	$—	$—	$(0.000)		$(0.000)

Net asset value — End of period	$1.000	$1.000	$1.000	$1.000		$1.000

Total Return(4)	0.00%	0.00%	0.00%	0.00	%(5)(6)	0.00	%(5)(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,348	$27,782	$15,828	$30,206		$10,330
Ratios (as a percentage of average daily net assets):
Expenses(8)(9)	0.09%	0.10%	0.10%	0.13%		0.20	%(10)(11)
Net investment income	—	—	—	0.00	%(5)	0.00	%(5)(10)

(1)	For the period from commencement of operations, December 7, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Amount is less than 0.005%.

(6)

During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.

(7)	Not annualized.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)

The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses, the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio, and/or the distributor waived its distribution and service fees (equal to 1.53%, 1.55%, 1.53%, 1.45% and 1.40% of average daily net assets for the years ended October 31, 2014, 2013, 2012 and 2011 and the period ended October 31, 2010, respectively). Absent this waiver and reimbursement, total return would have been lower.

(10)	Annualized.

(11)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

References to the Portfolio herein are to Cash Management Portfolio, a New York trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to February 27, 2010.

12	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance U.S. Government Money Market Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. The Fund offers three classes of shares. Class A, Class B and Class C shares are only offered in exchange for Class A, Class B and Class C shares, respectively, of other Eaton Vance funds. Class A shares are offered at net asset value with no front-end sales charge. Class B and Class C shares are offered at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The Fund generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which the Fund must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, the Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest

13

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Notes to Financial Statements — continued

income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The Fund declared no distributions for the years ended October 31, 2014 and October 31, 2013.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(190,909)

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $190,909 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2016 and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2014, a capital loss carryforward of $1,167 was utilized to offset net realized gains by the Fund.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and at reduced rates on net assets of $1 billion or more, and is payable monthly. For the year ended October 31, 2014, the Fund’s investment adviser fee amounted to $662,345 or 0.50% of the Fund’s average daily net assets. BMR has voluntarily undertaken to waive fees and reimburse expenses of the Fund to the extent necessary to maintain a yield of not less than zero. For the year ended October 31, 2014, BMR waived investment adviser fees and reimbursed expenses of the Fund of $827,504. The Fund’s distributor also waived its fees (see Note 4). Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $12,311 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, also receives distribution and service fees from Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund accrued to EVD $58,762 and $160,690 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares, all of which were voluntarily waived by EVD.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% of its average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of the Fund’s average daily net assets for Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees accrued for the year ended October 31, 2014 amounted to $11,752 and $32,138 for Class B and Class C shares, respectively, all of which were voluntarily waived by EVD.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, may be further limited to a 5% maximum sales charge as determined in accordance with such rule depending on the fund from which the shares were exchanged.

14

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) at the original CDSC rate that such shares were subject to prior to their exchange into the Fund. A CDSC generally is imposed on redemptions of Class B shares made within four to six years of purchase, depending on the fund from which shares were exchanged, at declining rates that begin at 3% and 5%, respectively. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $10,000 and $5,000 of CDSCs paid by Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, including maturities, aggregated $2,602,278,440 and $2,629,257,123, respectively, for the year ended October 31, 2014.

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At October 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at amortized cost, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

U.S. Government Agency Obligations	$—	$89,702,134	$—	$89,702,134
U.S. Treasury Obligations	—	14,520,476	—	14,520,476

Total Investments	$—	$104,222,610	$—	$104,222,610

The Fund held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

9  Regulatory Matter

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market funds. The new rules require a floating net asset value for institutional prime money market funds (including institutional municipal money market funds). Retail (as defined in the rules) and Government money market funds, such as the Fund, are permitted to continue to use the amortized cost method to value their securities and to transact at a $1.00 stable share price. The final rules also include enhanced diversification, disclosure and stress testing requirements. Implementation of the amendments extends up to two years, depending on the specific rule. Management of the Fund is currently evaluating the implications of these amendments to the Fund.

15

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance U.S. Government Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance U.S. Government Money Market Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance U.S. Government Money Market Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

16

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	99,122,450	4,172,696
Cynthia E. Frost	99,155,374	4,139,773
George J. Gorman	99,121,921	4,173,225
Valerie A. Mosley	99,155,374	4,139,773
Harriett Tee Taggart	99,150,199	4,144,947

(1)	Excludes fractional shares.

18

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

19

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.

20

Eaton Vance

U.S. Government Money Market Fund

October 31, 2014

Management and Organization — continued

(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

21

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

131    10.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Currency Income Advantage Fund, Eaton Vance Diversified Currency Income Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Dividend Income Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Government Obligations Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Multi-Strategy All Market Fund, Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Small-Cap Value Fund, Eaton Vance Tax-Managed Value Fund, Eaton Vance U.S. Government Money Market Fund, and Parametric Tax-Managed International Equity Fund, (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 36 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2013 and October 31, 2014 by the fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Currency Income Advantage Fund Fiscal Years Ended*	10/31/13	10/31/14
Audit Fees	$12,050	$12,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,810	$11,080
All Other Fees(3)	$0	$0

Total	$22,860	$23,130

*	Fund commenced operations August 29, 2013.

Eaton Vance Diversified Currency Income Fund Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$17,420	$17,920
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,800	$11,530
All Other Fees(3)	$0	$0

Total	$27,220	$29,450

Eaton Vance Emerging Markets Local Income Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$12,420	$12,820
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,855	$11,665
All Other Fees(3)	$0	$0

Total	$23,275	$24,485

Eaton Vance Floating-Rate Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$25,190	$25,990
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,450	$9,200
All Other Fees(3)	$0	$0

Total	$33,640	$35,190

Eaton Vance Floating-Rate Advantage Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$18,380	$18,980
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$22,420	$23,660
All Other Fees(3)	$0	$0

Total	$40,800	$42,640

Eaton Vance Floating-Rate & High Income Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$20,280	$20,880
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,950	$9,720
All Other Fees(3)	$0	$0

Total	$29,230	$30,600

Eaton Vance Global Dividend Income Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$33,860	$35,773
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,750	$13,270
All Other Fees(3)	$0	$0

Total	$46,610	$49,043

Eaton Vance Global Macro Absolute Return Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$20,520	$21,120
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,425	$13,285
All Other Fees(3)	$0	$0

Total	$32,945	$34,405

Eaton Vance Global Macro Absolute Return Advantage Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$28,540	$29,440
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,590	$12,420
All Other Fees(3)	$0	$0

Total	$40,130	$41,860

Eaton Vance Government Obligations Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$18,060	$18,660
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,020	$13,930
All Other Fees(3)	$0	$0

Total	$31,080	$32,590

Eaton Vance High Income Opportunities Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$15,550	$16,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,710	$9,470
All Other Fees(3)	$0	$0

Total	$24,260	$25,520

Eaton Vance Multi-Strategy Absolute Return Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$20,340	$20,940
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,430	$19,500
All Other Fees(3)	$0	$0

Total	$38,770	$40,440

Eaton Vance Multi-Strategy All Market Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$35,730	$36,530
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$25,260	$26,260
All Other Fees(3)	$0	$0

Total	$60,990	$62,790

Eaton Vance Short Duration Government Income Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$27,880	$28,780
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,410	$15,370
All Other Fees(3)	$0	$0

Total	$42,290	$44,150

Eaton Vance Short Duration High Income Fund*
Fiscal Year Ended	10/31/14
Audit Fees	$17,100
Audit-Related Fees(1)	$0
Tax Fees(2)	$11,580
All Other Fees(3)	$0

Total	$28,680

*	Fund commenced operations November 1, 2013.

Eaton Vance Short Duration Strategic Income Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$44,800	$46,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$23,870	$25,130
All Other Fees(3)	$0	$0

Total	$68,670	$71,430

Eaton Vance Tax-Managed Equity Asset Allocation Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$43,910	$37,410
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,870	$23,780
All Other Fees(3)	$0	$0

Total	$64,780	$61,190

Eaton Vance Tax-Managed Global Dividend Income Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$45,790	$47,453
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,000	$12,500
All Other Fees(3)	$0	$0

Total	$57,790	$59,953

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$13,940	$14,340
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,650	$8,380
All Other Fees(3)	$0	$0

Total	$21,590	$22,720

Eaton Vance Tax-Managed Small-Cap Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$18,590	$19,190
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,640	$8,370
All Other Fees(3)	$0	$0

Total	$26,230	$27,560

Eaton Vance Tax-Managed Small-Cap Value Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$11,580	$11,880
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,100	$10,590
All Other Fees(3)	$0	$0

Total	$19,680	$22,470

Eaton Vance Tax-Managed Value Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$16,410	$16,910
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,640	$10,120
All Other Fees(3)	$0	$0

Total	$24,050	$27,030

Eaton Vance U.S. Government Money Market Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$17,540	$18,040
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,130	$8,870
All Other Fees(3)	$0	$0

Total	$25,670	$26,910

Parametric Tax-Managed International Equity Fund
Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$14,020	$14,420
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,520	$8,240
All Other Fees(3)	$0	$0

Total	$21,540	$22,660

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, August 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/12	1/31/13	9/30/13	10/31/13	12/31/13	1/31/14	8/31/14	9/30/14	10/31/14
Audit Fees	$88,479	$116,530	$117,400	$556,530	$93,320	$125,080	$47,050	$122,212	$558,976
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$55,380	$55,490	$29,970	$299,460	$57,050	$40,790	$15,655	$33,950	$327,920
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$143,859	$172,020	$147,370	$855,990	$150,370	$165,870	$62,705	$156,162	$886,896

*	Information is not presented for fiscal years ended 2/28/13, 2/28/14 and 8/31/13, as no Series in the Trust with such fiscal year ends was in operation during such periods.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/12	1/31/13	9/30/13	10/31/13	12/31/13	1/31/14	8/31/14	9/30/14	10/31/14
Registrant(1)	$55,380	$55,490	$29,970	$299,460	$57,050	$40,790	$15,655	$33,950	$327,920
EatonVance(2)	$615,489	$544,549	$369,820	$526,385	$409,385	$370,325	$256,315	$256,315	$99,750

*	Information is not presented for fiscal years ended 2/28/13, 2/28/14 and 8/31/13, as no Series in the Trust with such fiscal year ends was in operation during such periods.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: December 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 17, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 17, 2014